UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 through October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2017

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

U.S. financial markets overall provided positive returns during the reporting period. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. Low interest rates generally weighed on bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index hit fresh highs in 11 of the 22 trading days in October 2017.

For the twelve months ended October 31, 2017, the S&P 500 returned 23.63%, while the BofA Merrill Lynch 3-Month U.S. Treasury Index returned 0.72%.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	13.92%
Standard & Poor’s 500 Index	23.63%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.72%

Net Assets as of 10/31/2017 (In Thousands)	$161,421

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended October 31, 2017. The Fund’s short positions in the consumer discretionary and consumer staples sectors were leading detractors from performance relative to the Benchmark, while the Fund’s long positions in the utilities and telecommunications services sectors were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s long position in Newell Brands Inc. and its short positions in Nike Inc. and Host Hotels & Resorts Inc. Shares of Newell Brands, a household products company, fell after the company lowered its profit forecast. Shares of Nike, a maker of athletic footwear and apparel, rose after the company reported better-than-expected earnings and sales for its fiscal first quarter. Shares of Host Hotels & Resorts, a lodging sector real estate investment trust, rose amid strength in earnings and less-than-expected business disruption from Hurricanes Harvey and Irma.

Leading individual contributors to relative performance included the Fund’s long positions in Alphabet Inc., American Express Co. and Royal Caribbean Cruises Ltd. Shares of

Alphabet, parent company of Google, rose amid continued growth in the company’s earnings and revenue.

Shares of American Express, a credit card company, rose after the company reported better-than-expected third-quarter 2017 earnings and raised its earnings forecast. Shares of Royal Caribbean Cruises, a cruise ship operator, rose after the company reported better-than-expected earnings and sales and raised its quarterly dividend.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2017, the Fund invested an average of 111% of its assets under management in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 111% and its average net exposure was 54%.

[1]	Effective April 3, 2017, Select Class Shares were renamed Class I.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class A	7.9%
2.	Coca-Cola Co. (The)	5.8
3.	Intel Corp.	5.7
4.	Eaton Corp. plc	5.4
5.	Berkshire Hathaway, Inc., Class A	5.4
6.	American Express Co.	5.3
7.	UnitedHealth Group, Inc.	5.1
8.	Wal-Mart Stores, Inc.	4.9
9.	Brookfield Asset Management, Inc., Class A, (Canada)	3.7
10.	Cummins, Inc.	3.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Kimberly-Clark Corp.,	16.2%
2.	Harley-Davidson, Inc.,	7.8
3.	Starbucks Corp.,	6.5
4.	United Natural Foods, Inc.,	6.5
5.	TJX Cos., Inc. (The),	5.7
6.	Church & Dwight Co., Inc.,	5.5
7.	Mondelez International, Inc., Class A,	4.3
8.	Express Scripts Holding Co.,	4.2
9.	Johnson Controls International plc,	4.2
10.	Costco Wholesale Corp.,	4.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.8%
Consumer Staples	17.8
Industrials	16.0
Financials	14.4
Health Care	7.7
Consumer Discretionary	7.7
Materials	3.9
Utilities	3.2
Others (each less than 1.0%)	0.2
Short-Term Investment	6.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Staples	43.0%
Consumer Discretionary	32.5
Health Care	11.3
Industrials	6.6
Materials	2.5
Utilities	1.8
Real Estate	1.2
Financials	1.1

***	Percentages indicated are based on total long investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge*		7.67%	5.86%	7.17%
Without Sales Charge		13.64	7.78	9.00
CLASS C SHARES	August 29, 2014
With CDSC**		12.07	7.26	8.47
Without CDSC		13.07	7.26	8.47
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	August 29, 2014	13.92	8.05	9.26
CLASS R2 SHARES	August 29, 2014	13.35	7.52	8.73
CLASS R5 SHARES	August 29, 2014	14.15	8.27	9.49
CLASS R6 SHARES	August 29, 2014	14.19	8.32	9.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares (formerly Select Class Shares) of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)[1]*	6.57%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.72%

Net Assets as of 10/31/2017 (In Thousands)	$219,531

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class L Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury bill Index (the “Benchmark”) for the twelve months ended October 31, 2017.

The Fund’s security selection in the retail and banks & brokerages sectors was a leading contributor to performance relative to the Benchmark, while security selection in the industrial cyclical and financial services sectors was a leading detractor from relative performance. Leading individual contributors to the Fund’s relative performance included its short positions in Mattel Inc., Bed Bath & Beyond Inc. and Under Armour Inc. Shares of Mattel, a toy maker, fell after the company reported a drop in sales and a loss for the three months ended October 2017. Shares of Bed Bath & Beyond, a household products retail chain, fell after the company reported lower-than-expected earnings and a decline in sales for the second quarter of 2017. Shares of Under Armour, a maker of sports apparel, fell amid declines in sales.

Leading individual detractors from relative performance included the Fund’s short positions in Boeing Co., AbbVie Inc.

and Whole Foods Market Inc. Shares of Boeing, an airplanes and aerospace company, rose amid global demand and revenue growth. Shares of AbbVie, a pharmaceuticals company, rose amid continued growth in earnings and sales. Shares of Whole Foods Market, an upscale supermarket chain, rose in advance of its acquisition by Amazon.com Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

[1]	Effective December 1, 2016, Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	2.8%
2.	Union Pacific Corp.	2.5
3.	UnitedHealth Group, Inc.	2.0
4.	Morgan Stanley	1.9
5.	EOG Resources, Inc.	1.7
6.	Duke Energy Corp.	1.6
7.	Texas Instruments, Inc.	1.6
8.	NextEra Energy, Inc.	1.5
9.	Norfolk Southern Corp.	1.4
10.	Microsoft Corp.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	2.9%
2.	LyondellBasell Industries NV, Class A	2.5
3.	Southern Co. (The)	2.5
4.	Intel Corp.	2.3
5.	Dominion Energy, Inc.	2.0
6.	Heartland Express, Inc.	1.9
7.	Sempra Energy	1.8
8.	Boeing Co. (The)	1.8
9.	Schlumberger Ltd.	1.7
10.	AT&T, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	15.4%
Financials	12.8
Industrials	12.6
Consumer Discretionary	11.3
Utilities	7.0
Health Care	6.2
Energy	5.8
Materials	5.4
Consumer Staples	4.2
Real Estate	1.4
Others (each less than 1.0%)	0.5
Short-Term Investments	17.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	16.5%
Financials	15.4
Information Technology	14.4
Industrials	14.1
Utilities	9.4
Consumer Staples	6.6
Energy	6.4
Health Care	6.4
Materials	6.3
Real Estate	2.4
Telecommunication Services	2.1

***	Percentages indicated are based on total long investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		0.55%	(0.21)%	0.07%
Without Sales Charge		6.14	0.87	0.61
CLASS C SHARES	November 2, 2009
With CDSC**		4.59	0.36	0.11
Without CDSC		5.59	0.36	0.11
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 2, 2009	6.47	1.13	0.92
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	December 31, 1998	6.57	1.33	1.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter

TEN YEAR FUND PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class I (formerly Select Class) Shares prior to its inception date are based on the performance of Class L Shares (formerly Institutional Class Shares). The actual returns for Class I Shares would have been lower than shown because Class I Shares have higher expenses than Class L Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 93.0%
Common Stocks — 87.0%
		Consumer Discretionary — 7.1%
		Household Durables — 1.0%
41		Newell Brands, Inc. (j)	1,656

		Media — 1.1%
45		Altice USA, Inc., Class A (a)	1,070
14		DISH Network Corp., Class A (a)	681

			1,751

		Multiline Retail — 2.0%
44		Kohl’s Corp.	1,849
24		Target Corp.	1,405

			3,254

		Specialty Retail — 2.0%
20		Home Depot, Inc. (The)	3,268

		Textiles, Apparel & Luxury Goods — 1.0%
18		Ralph Lauren Corp.	1,596

		Total Consumer Discretionary	11,525

		Consumer Staples — 16.6%
		Beverages — 9.3%
190		Coca-Cola Co. (The)	8,743
23		Constellation Brands, Inc., Class A	4,985
11		PepsiCo, Inc.	1,198

			14,926

		Food & Staples Retailing — 4.5%
84		Wal-Mart Stores, Inc.	7,305

		Personal Products — 1.8%
25		Estee Lauder Cos., Inc. (The), Class A	2,844

		Tobacco — 1.0%
16		Philip Morris International, Inc.	1,653

		Total Consumer Staples	26,728

		Financials — 13.4%
		Capital Markets — 3.4%
131		Brookfield Asset Management, Inc., (Canada), Class A	5,514

		Consumer Finance — 5.0%
84		American Express Co. (j)	8,020

		Diversified Financial Services — 5.0%
—	(h)	Berkshire Hathaway, Inc., Class A (a)	8,134

		Total Financials	21,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 7.2%
	Health Care Providers & Services — 4.7%
36	UnitedHealth Group, Inc.	7,655

	Life Sciences Tools & Services — 2.5%
20	Thermo Fisher Scientific, Inc. (j)	3,957

	Total Health Care	11,612

	Industrials — 14.9%
	Aerospace & Defense — 1.1%
3	Northrop Grumman Corp.	807
5	Raytheon Co.	924

		1,731

	Electrical Equipment — 5.0%
102	Eaton Corp. plc	8,135

	Machinery — 6.3%
17	Caterpillar, Inc.	2,354
30	Cummins, Inc.	5,383
13	Parker-Hannifin Corp.	2,390

		10,127

	Road & Rail — 2.5%
30	Norfolk Southern Corp.	3,993

	Total Industrials	23,986

	Information Technology — 21.2%
	Internet Software & Services — 7.3%
11	Alphabet, Inc., Class A (a) (j)	11,829

	IT Services — 6.7%
25	Fidelity National Information Services, Inc.	2,363
21	Fiserv, Inc. (a) (j)	2,722
17	Mastercard, Inc., Class A (j)	2,523
29	Visa, Inc., Class A (j)	3,186

		10,794

	Semiconductors & Semiconductor Equipment — 5.3%
190	Intel Corp.	8,627

	Software — 1.9%
37	Microsoft Corp.	3,044

	Total Information Technology	34,294

	Materials — 3.6%
	Chemicals — 1.6%
20	Ecolab, Inc. (j)	2,590

	Containers & Packaging — 2.0%
54	Berry Global Group, Inc. (a)	3,228

	Total Materials	5,818

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Utilities — 3.0%
	Electric Utilities — 3.0%
31	NextEra Energy, Inc. (j)	4,880

	Total Common Stocks (Cost $126,777)	140,511

NUMBER OF CONTRACTS
Options Purchased — 0.2%
	Call Option — 0.0% (g)
	Household Durables — 0.0% (g)
553	Newell Brands, Inc., 01/19/2018 at USD 50.00, American Style (a) Notional Amount: USD 2,255 Exchange Traded	6
	Put Option — 0.2%
	Index Fund — 0.2%
117	S&P 500 Index, 12/29/2017 at USD 2,525.00, European Style (a) (o) Notional Amount: USD 30,131 Exchange Traded	253

	Total Options Purchased (Cost $493)	259

SHARES
Short-Term Investment — 5.8%
	Investment Company — 5.8%
9,415	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $9,415)	9,415

	Total Investments — 93.0% (Cost $136,685)	150,185
	Other Assets in Excess of Liabilities — 7.0%	11,236

	NET ASSETS — 100.0%	$161,421

Short Positions — 24.9%
Common Stocks — 24.9%
	Consumer Discretionary — 8.1%
	Automobiles — 2.0%
67	Harley-Davidson, Inc.	3,155

	Hotels, Restaurants & Leisure — 2.1%
12	Papa John’s International, Inc.	809
48	Starbucks Corp.	2,616

		3,425

	Household Durables — 0.9%
9	Whirlpool Corp.	1,485

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 1.7%
15	CBS Corp. (Non-Voting), Class B	868
14	Omnicom Group, Inc.	941
9	Walt Disney Co. (The)	868

		2,677

	Specialty Retail — 1.4%
33	TJX Cos., Inc. (The)	2,291

	Total Consumer Discretionary	13,033

	Consumer Staples — 10.7%
	Food & Staples Retailing — 2.7%
10	Costco Wholesale Corp.	1,612
4	Sysco Corp.	205
67	United Natural Foods, Inc. (a)	2,596

		4,413

	Food Products — 2.2%
28	General Mills, Inc.	1,461
6	Kellogg Co.	379
42	Mondelez International, Inc., Class A	1,743

		3,583

	Household Products — 5.4%
49	Church & Dwight Co., Inc.	2,214
58	Kimberly-Clark Corp.	6,505

		8,719

	Personal Products — 0.1%
13	Coty, Inc., Class A	204

	Tobacco — 0.3%
6	Altria Group, Inc.	402

	Total Consumer Staples	17,321

	Financials — 0.3%
	Capital Markets — 0.2%
2	CME Group, Inc.	238

	Insurance — 0.1%
3	WR Berkley Corp.	222

	Total Financials	460

	Health Care — 2.8%
	Health Care Providers & Services — 2.8%
24	Cardinal Health, Inc.	1,492
27	Express Scripts Holding Co. (a)	1,681
18	Henry Schein, Inc. (a)	1,385

	Total Health Care	4,558

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Industrials — 1.7%
	Building Products — 1.1%
41	Johnson Controls International plc	1,681

	Industrial Conglomerates — 0.6%
49	General Electric Co.	993

	Total Industrials	2,674

	Materials — 0.6%
	Containers & Packaging — 0.6%
4	International Paper Co.	248
17	Sealed Air Corp.	757

	Total Materials	1,005

	Real Estate — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
2	Crown Castle International Corp.	248
3	Welltower, Inc.	219

	Total Real Estate	467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.4%
	Gas Utilities — 0.1%
4	National Fuel Gas Co.	225

	Multi-Utilities — 0.3%
3	Consolidated Edison, Inc.	250
3	Dominion Energy, Inc.	252

		502

	Total Utilities	727

	Total Securities Sold Short (Proceeds $41,881)	$40,245

Percentages indicated are based on net assets.

Written Put Options Contracts as of October 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index, European Style	Exchange Traded	117	USD 30,131	USD 2,400.00	12/29/2017	(100)

Total Written Options Contracts (Premiums Received $123)						(100)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 99.6%
Common Stocks — 82.3%
	Consumer Discretionary — 11.2%
	Auto Components — 0.4%
8	Delphi Automotive plc	843

	Hotels, Restaurants & Leisure — 1.5%
3	McDonald’s Corp.	521
17	Royal Caribbean Cruises Ltd.	2,090
8	Yum Brands, Inc.	575

		3,186

	Household Durables — 1.0%
15	MDC Holdings, Inc.	573
24	PulteGroup, Inc.	735
19	Toll Brothers, Inc.	877

		2,185

	Internet & Direct Marketing Retail — 0.4%
1	Amazon.com, Inc. (a)	964

	Media — 2.4%
13	Altice USA, Inc., Class A (a)	297
2	Charter Communications, Inc., Class A (a)	626
13	Comcast Corp., Class A	461
22	DISH Network Corp., Class A (a)	1,079
45	Sirius XM Holdings, Inc.	242
12	Time Warner, Inc.	1,165
20	Twenty-First Century Fox, Inc., Class B	519
9	Walt Disney Co. (The) (j)	903

		5,292

	Multiline Retail — 1.0%
25	Dollar Tree, Inc. (a)	2,307

	Specialty Retail — 4.1%
2	AutoZone, Inc. (a)	1,390
13	Home Depot, Inc. (The)	2,089
19	Lowe’s Cos., Inc.	1,518
8	O’Reilly Automotive, Inc. (a)	1,713
19	Ross Stores, Inc.	1,213
15	TJX Cos., Inc. (The)	1,061

		8,984

	Textiles, Apparel & Luxury Goods — 0.4%
16	NIKE, Inc., Class B	884

	Total Consumer Discretionary	24,645

	Consumer Staples — 4.2%
	Beverages — 1.4%
9	Molson Coors Brewing Co., Class B	706
22	PepsiCo, Inc. (j)	2,407

		3,113

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.4%
3	Costco Wholesale Corp.	514
7	Walgreens Boots Alliance, Inc.	441

		955

	Food Products — 1.4%
7	Kellogg Co.	443
40	Mondelez International, Inc., Class A	1,661
11	Post Holdings, Inc. (a)	897

		3,001

	Tobacco — 1.0%
20	Philip Morris International, Inc. (j)	2,121

	Total Consumer Staples	9,190

	Energy — 5.7%
	Oil, Gas & Consumable Fuels — 5.7%
14	Concho Resources, Inc. (a)	1,913
21	Diamondback Energy, Inc. (a)	2,270
38	EOG Resources, Inc.	3,751
7	Marathon Petroleum Corp.	428
12	Parsley Energy, Inc., Class A (a)	326
19	Pioneer Natural Resources Co.	2,910
13	RSP Permian, Inc. (a)	443
7	Valero Energy Corp.	537

	Total Energy	12,578

	Financials — 12.8%
	Banks — 4.8%
100	Bank of America Corp. (j)	2,738
40	Citigroup, Inc.	2,942
35	Citizens Financial Group, Inc.	1,349
17	Comerica, Inc.	1,329
44	KeyCorp	801
13	SunTrust Banks, Inc.	803
3	SVB Financial Group (a)	656

		10,618

	Capital Markets — 4.3%
22	Bank of New York Mellon Corp. (The)	1,117
42	Charles Schwab Corp. (The)	1,871
20	Intercontinental Exchange, Inc.	1,291
84	Morgan Stanley (j)	4,184
11	State Street Corp.	1,000

		9,463

	Consumer Finance — 0.3%
6	Capital One Financial Corp.	561

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Diversified Financial Services — 0.1%
5	Voya Financial, Inc.	192

	Insurance — 3.3%
21	American International Group, Inc.	1,389
17	Arthur J Gallagher & Co.	1,077
1	Brighthouse Financial, Inc. (a)	65
5	Chubb Ltd.	754
1	Everest Re Group Ltd.	224
25	Hartford Financial Services Group, Inc. (The)	1,404
12	Lincoln National Corp.	878
20	MetLife, Inc.	1,047
7	Validus Holdings Ltd.	347

		7,185

	Total Financials	28,019

	Health Care — 6.2%
	Biotechnology — 1.8%
2	Alexion Pharmaceuticals, Inc. (a)	265
2	Biogen, Inc. (a)	523
3	BioMarin Pharmaceutical, Inc. (a)	233
5	Bioverativ, Inc. (a)	293
7	Celgene Corp. (a) (j)	729
2	Incyte Corp. (a)	192
11	Vertex Pharmaceuticals, Inc. (a)	1,670

		3,905

	Health Care Equipment & Supplies — 0.5%
27	Boston Scientific Corp. (a)	767
3	Zimmer Biomet Holdings, Inc.	388

		1,155

	Health Care Providers & Services — 2.5%
1	Cigna Corp.	266
4	Humana, Inc.	913
21	UnitedHealth Group, Inc. (j)	4,447

		5,626

	Life Sciences Tools & Services — 0.2%
5	Agilent Technologies, Inc.	368

	Pharmaceuticals — 1.2%
8	Allergan plc	1,377
34	Pfizer, Inc.	1,185

		2,562

	Total Health Care	13,616

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.6%
	Aerospace & Defense — 1.7%
7	General Dynamics Corp.	1,396
7	Northrop Grumman Corp.	1,985
6	Textron, Inc.	314

		3,695

	Airlines — 1.2%
11	Alaska Air Group, Inc.	695
30	Delta Air Lines, Inc.	1,476
7	United Continental Holdings, Inc. (a)	397

		2,568

	Building Products — 0.3%
8	Allegion plc	676

	Electrical Equipment — 1.2%
19	Eaton Corp. plc (j)	1,542
6	Rockwell Automation, Inc.	1,160

		2,702

	Industrial Conglomerates — 0.8%
11	Honeywell International, Inc.	1,638

	Machinery — 2.2%
2	Deere & Co.	298
20	Ingersoll-Rand plc	1,751
17	Stanley Black & Decker, Inc. (j)	2,778

		4,827

	Road & Rail — 5.2%
13	Canadian Pacific Railway Ltd., (Canada) (j)	2,307
5	Kansas City Southern	540
24	Norfolk Southern Corp.	3,161
47	Union Pacific Corp. (j)	5,456

		11,464

	Total Industrials	27,570

	Information Technology — 15.3%
	Internet Software & Services — 3.9%
6	Alphabet, Inc., Class C (a) (j)	6,039
14	Facebook, Inc., Class A (a)	2,484

		8,523

	IT Services — 3.1%
9	Accenture plc, Class A (j)	1,221
14	International Business Machines Corp.	2,105
6	Square, Inc., Class A (a)	232
14	Vantiv, Inc., Class A (a)	970
13	Visa, Inc., Class A	1,403

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — continued
7	WEX, Inc. (a) (j)	891

		6,822

	Semiconductors & Semiconductor Equipment — 5.3%
18	Analog Devices, Inc.	1,659
11	Broadcom Ltd.	2,824
18	Microchip Technology, Inc.	1,735
22	Micron Technology, Inc. (a)	994
3	NVIDIA Corp.	674
16	ON Semiconductor Corp. (a)	342
36	Texas Instruments, Inc. (j)	3,450

		11,678

	Software — 2.4%
6	Adobe Systems, Inc. (a) (j)	1,006
36	Microsoft Corp.	3,008
19	Symantec Corp.	601
6	Workday, Inc., Class A (a)	692

		5,307

	Technology Hardware, Storage & Peripherals — 0.6%
4	Apple, Inc.	593
51	Hewlett Packard Enterprise Co.	709

		1,302

	Total Information Technology	33,632

	Materials — 5.4%
	Chemicals — 3.3%
3	Albemarle Corp.	481
21	Celanese Corp., Series A	2,156
27	DowDuPont, Inc.	1,965
15	Eastman Chemical Co.	1,355
8	Olin Corp.	275
12	Westlake Chemical Corp.	1,023

		7,255

	Containers & Packaging — 1.6%
9	Avery Dennison Corp.	1,006
8	Crown Holdings, Inc. (a)	470
32	WestRock Co.	1,951

		3,427

	Metals & Mining — 0.5%
25	Alcoa Corp. (a)	1,211

	Total Materials	11,893

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 1.4%
	Equity Real Estate Investment Trusts (REITs) — 1.4%
6	AvalonBay Communities, Inc.	1,064
3	Equity Residential	223
3	Extra Space Storage, Inc.	225
2	Public Storage	418
16	Vornado Realty Trust	1,201

	Total Real Estate	3,131

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
17	T-Mobile US, Inc. (a) (j)	1,038

	Utilities — 7.0%
	Electric Utilities — 5.8%
17	American Electric Power Co., Inc.	1,282
41	Duke Energy Corp.	3,580
23	Exelon Corp.	929
21	NextEra Energy, Inc. (j)	3,281
14	PG&E Corp.	782
56	Xcel Energy, Inc.	2,769

		12,623

	Multi-Utilities — 1.2%
24	CMS Energy Corp. (j)	1,178
58	NiSource, Inc.	1,538

		2,716

	Total Utilities	15,339

	Total Common Stocks (Cost $132,529)	180,651

Short-Term Investments — 17.3%
	Investment Company — 17.2%
37,753	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $37,753)	37,753

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
318	U.S. Treasury Bills, 0.97%, 03/01/2018 (k) (n) (Cost $317)	317

	Total Short-Term Investments (Cost $38,070)	38,070

	Total Investments — 99.6% (Cost $170,599)	218,721
	Other Assets in Excess of Liabilities — 0.4%	810

	NET ASSETS — 100.0%	$219,531

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — 80.0%
Common Stocks — 80.0%
		Consumer Discretionary — 13.2%
		Auto Components — 0.2%
4		Autoliv, Inc., (Sweden)	437

		Automobiles — 0.9%
40		General Motors Co.	1,703
5		Harley-Davidson, Inc.	217

			1,920

		Hotels, Restaurants & Leisure — 1.9%
14		Aramark	593
8		Bloomin’ Brands, Inc.	148
13		Brinker International, Inc.	408
8		Carnival Corp.	550
6		Chipotle Mexican Grill, Inc. (a)	1,607
5		Hyatt Hotels Corp., Class A (a)	332
12		Starbucks Corp.	662

			4,300

		Household Durables — 0.1%
6		Garmin Ltd.	333

		Internet & Direct Marketing Retail — 1.0%
3		Expedia, Inc.	396
6		Netflix, Inc. (a)	1,172
—	(h)	Priceline Group, Inc. (The) (a)	555

			2,123

		Leisure Products — 0.7%
5		Hasbro, Inc.	472
69		Mattel, Inc.	974

			1,446

		Media — 4.1%
21		AMC Networks, Inc., Class A (a)	1,045
5		CBS Corp. (Non-Voting), Class B	291
33		Discovery Communications, Inc., Class A (a)	626
48		Interpublic Group of Cos., Inc. (The)	930
161		News Corp., Class A	2,197
37		Omnicom Group, Inc.	2,507
41		Regal Entertainment Group, Class A	671
10		Scripps Networks Interactive, Inc., Class A	808

			9,075

		Multiline Retail — 1.7%
18		Kohl’s Corp.	763
12		Nordstrom, Inc.	490
41		Target Corp.	2,417

			3,670

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.7%
19	Abercrombie & Fitch Co., Class A	256
10	Advance Auto Parts, Inc.	790
17	American Eagle Outfitters, Inc.	215
104	Ascena Retail Group, Inc. (a)	202
4	AutoNation, Inc. (a)	209
49	Bed Bath & Beyond, Inc.	974
6	Buckle, Inc. (The)	91
28	DSW, Inc., Class A	534
43	Express, Inc. (a)	293
5	L Brands, Inc.	221

		3,785

	Textiles, Apparel & Luxury Goods — 0.9%
29	Hanesbrands, Inc.	641
4	Michael Kors Holdings Ltd. (a)	210
5	Ralph Lauren Corp.	436
33	Under Armour, Inc., Class A (a)	410
17	Under Armour, Inc., Class C (a)	202

		1,899

	Total Consumer Discretionary	28,988

	Consumer Staples — 5.2%
	Food & Staples Retailing — 0.9%
24	CVS Health Corp.	1,670
7	Sysco Corp.	382

		2,052

	Food Products — 1.1%
45	General Mills, Inc.	2,358

	Household Products — 3.0%
33	Church & Dwight Co., Inc.	1,510
20	Clorox Co. (The)	2,528
31	Procter & Gamble Co. (The)	2,691

		6,729

	Personal Products — 0.2%
25	Coty, Inc., Class A	391

	Total Consumer Staples	11,530

	Energy — 5.1%
	Energy Equipment & Services — 1.7%
16	Helmerich & Payne, Inc.	867
46	Schlumberger Ltd.	2,922

		3,789

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.4%
10	Apache Corp.	423
16	ConocoPhillips	834
7	Enbridge, Inc., (Canada)	272
61	Exxon Mobil Corp.	5,055
10	Hess Corp.	452
13	Murphy Oil Corp.	355

		7,391

	Total Energy	11,180

	Financials — 12.3%
	Banks — 5.3%
19	Associated Banc-Corp.	489
23	Bank of Hawaii Corp.	1,899
19	Commerce Bancshares, Inc.	1,118
8	Fifth Third Bancorp	232
57	First Hawaiian, Inc.	1,654
31	Fulton Financial Corp.	565
4	M&T Bank Corp.	642
118	People’s United Financial, Inc.	2,197
7	PNC Financial Services Group, Inc. (The)	969
20	US Bancorp	1,067
17	Webster Financial Corp.	909

		11,741

	Capital Markets — 3.1%
2	BlackRock, Inc.	805
5	CME Group, Inc.	723
13	Federated Investors, Inc., Class B	390
6	Goldman Sachs Group, Inc. (The)	1,567
23	Invesco Ltd.	838
15	Nasdaq, Inc.	1,075
12	Northern Trust Corp.	1,123
3	T Rowe Price Group, Inc.	246

		6,767

	Consumer Finance — 0.2%
4	Discover Financial Services	284
7	Synchrony Financial	244

		528

	Insurance — 3.7%
7	Aflac, Inc.	622
7	Allstate Corp. (The)	629
15	Arch Capital Group Ltd. (a)	1,533
12	Principal Financial Group, Inc.	809
14	Progressive Corp. (The)	696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
16	Torchmark Corp.	1,344
10	Travelers Cos., Inc. (The)	1,269
17	WR Berkley Corp.	1,154

		8,056

	Total Financials	27,092

	Health Care — 5.1%
	Biotechnology — 1.8%
28	AbbVie, Inc.	2,520
8	Amgen, Inc.	1,412

		3,932

	Health Care Equipment & Supplies — 1.0%
1	CR Bard, Inc.	347
9	Medtronic plc	739
11	Varian Medical Systems, Inc. (a)	1,158

		2,244

	Health Care Providers & Services — 1.2%
28	Cardinal Health, Inc.	1,709
14	Express Scripts Holding Co. (a)	877

		2,586

	Pharmaceuticals — 1.1%
14	Johnson & Johnson	1,967
8	Merck & Co., Inc.	435

		2,402

	Total Health Care	11,164

	Industrials — 11.3%
	Aerospace & Defense — 2.5%
12	Boeing Co. (The)	3,164
8	Lockheed Martin Corp.	2,405

		5,569

	Air Freight & Logistics — 1.4%
8	CH Robinson Worldwide, Inc.	640
16	Expeditors International of Washington, Inc.	925
13	United Parcel Service, Inc., Class B	1,506

		3,071

	Building Products — 0.6%
33	Johnson Controls International plc	1,347

	Electrical Equipment — 0.5%
17	Emerson Electric Co.	1,069

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Industrial Conglomerates — 1.7%
12	3M Co.	2,672
52	General Electric Co.	1,055

		3,727

	Machinery — 0.4%
9	Donaldson Co., Inc.	438
3	Illinois Tool Works, Inc.	482

		920

	Professional Services — 0.4%
5	Equifax, Inc.	533
6	Nielsen Holdings plc	232

		765

	Road & Rail — 3.1%
6	Canadian National Railway Co., (Canada)	520
154	Heartland Express, Inc.	3,277
34	Knight-Swift Transportation Holdings, Inc. (a)	1,420
43	Werner Enterprises, Inc.	1,536

		6,753

	Trading Companies & Distributors — 0.7%
19	Air Lease Corp.	808
4	WW Grainger, Inc.	805

		1,613

	Total Industrials	24,834

	Information Technology — 11.6%
	Communications Equipment — 1.8%
75	Cisco Systems, Inc.	2,547
53	Juniper Networks, Inc.	1,314

		3,861

	Electronic Equipment, Instruments & Components — 0.3%
6	Amphenol Corp., Class A	544

	Internet Software & Services — 1.0%
36	eBay, Inc. (a)	1,368
43	Twitter, Inc. (a)	890

		2,258

	IT Services — 1.4%
12	First Data Corp., Class A (a)	219
3	Fiserv, Inc. (a)	326
3	Jack Henry & Associates, Inc.	340
8	Mastercard, Inc., Class A	1,247
14	Paychex, Inc.	918

		3,050

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 5.1%
18	Applied Materials, Inc.	1,020
89	Intel Corp.	4,065
2	KLA-Tencor Corp.	220
4	Lam Research Corp.	761
28	QUALCOMM, Inc.	1,411
3	Skyworks Solutions, Inc.	288
52	Taiwan Semiconductor Manufacturing Co. Ltd., (Taiwan), ADR	2,186
16	Xilinx, Inc.	1,211

		11,162

	Software — 0.7%
18	Oracle Corp.	905
7	salesforce.com, Inc. (a)	685

		1,590

	Technology Hardware, Storage & Peripherals — 1.3%
11	NetApp, Inc.	479
59	Seagate Technology plc	2,171
3	Western Digital Corp.	271

		2,921

	Total Information Technology	25,386

	Materials — 5.1%
	Chemicals — 3.4%
8	Air Products & Chemicals, Inc.	1,268
9	Ecolab, Inc.	1,117
43	LyondellBasell Industries NV, Class A	4,426
4	Praxair, Inc.	647

		7,458

	Containers & Packaging — 0.7%
4	AptarGroup, Inc.	331
10	Sealed Air Corp.	429
12	Sonoco Products Co.	637

		1,397

	Metals & Mining — 0.4%
14	Compass Minerals International, Inc.	949

	Paper & Forest Products — 0.6%
28	Domtar Corp.	1,318

	Total Materials	11,122

	Real Estate — 1.9%
	Equity Real Estate Investment Trusts (REITs) — 1.9%
28	Apple Hospitality REIT, Inc.	533
2	Camden Property Trust	215

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
32	CBL & Associates Properties, Inc.	254
10	GGP, Inc.	186
25	Host Hotels & Resorts, Inc.	485
5	Macerich Co. (The)	296
16	Pennsylvania REIT	155
3	Simon Property Group, Inc.	534
6	SL Green Realty Corp.	526
4	Taubman Centers, Inc.	174
33	Washington Prime Group, Inc.	262
8	Welltower, Inc.	514

	Total Real Estate	4,134

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.6%
80	AT&T, Inc.	2,707
18	Verizon Communications, Inc.	862

		3,569

	Wireless Telecommunication Services — 0.1%
31	Sprint Corp. (a)	201

	Total Telecommunication Services	3,770

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 7.5%
	Electric Utilities — 2.8%
10	Eversource Energy	648
30	PPL Corp.	1,123
83	Southern Co. (The)	4,315

		6,086

	Gas Utilities — 0.3%
6	National Fuel Gas Co.	349
9	UGI Corp.	435

		784

	Multi-Utilities — 4.4%
6	Ameren Corp.	341
27	Consolidated Edison, Inc.	2,352
44	Dominion Energy, Inc.	3,553
5	SCANA Corp.	224
27	Sempra Energy	3,167

		9,637

	Total Utilities	16,507

	Total Securities Sold Short (Proceeds $175,424)	$175,707

Percentages indicated are based on net assets.

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(41)	12/2017	USD	(5,274)	(28)

					(28)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.

(j)

—  All or a portion of this security is segregated as collateral for short sales. The total values of securities and cash segregated as collateral for JPMorgan Opportunistic Equity Long/Short Fund were approximately $19,170,000 and $0; for JPMorgan Research Market Neutral Fund were approximately $35,877,000 and $4,000, respectively.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2017.
(n)	— The rate shown is the effective yield as of October 31, 2017.
(o)	— All or a portion of the security is segregated for options written.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

	Opportunistic Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$140,511		$180,968
Investments in affiliates, at value	9,415		37,753
Options purchased, at value	259		—
Restricted cash for securities sold short	—		4
Cash	—		1
Deposits at broker for securities sold short	36,745		175,413
Receivables:
Investment securities sold	28,059		5,943
Fund shares sold	330		24
Dividends from non-affiliates	132		117
Dividends from affiliates	9		27

Total Assets	215,460		400,250

LIABILITIES:
Payables:
Due to custodian	32		—
Foreign currency due to custodian	—		2
Securities sold short, at value	40,245		175,707
Dividend expense to non-affiliates on securities sold short	14		208
Investment securities purchased	12,905		4,439
Fund shares redeemed	389		78
Variation margin on futures contracts	—		9
Outstanding options written, at fair value	100		—
Accrued liabilities:
Investment advisory fees	128		102
Administration fees	—		1
Distribution fees	12		11
Service fees	33		27
Custodian and accounting fees	15		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	166		124

Total Liabilities	54,039		180,719

Net Assets	$161,421		$219,531

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

	Opportunistic Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$146,109	$219,646
Accumulated undistributed (distributions in excess of) net investment income	(9)	(2,365)
Accumulated net realized gains (losses)	162	(45,561)
Net unrealized appreciation (depreciation)	15,159	47,811

Total Net Assets	$161,421	$219,531

Net Assets:
Class A	$49,338	$17,932
Class C	2,594	10,920
Class I (formerly Select Class)	103,091	44,219
Class L (formerly Institutional Class)	—	146,460
Class R2	24	—
Class R5	24	—
Class R6	6,350	—

Total	$161,421	$219,531

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,722	1,220
Class C	146	792
Class I (formerly Select Class)	5,639	2,891
Class L (formerly Institutional Class)	—	9,402
Class R2	1	—
Class R5	1	—
Class R6	344	—

Net Asset Value (a):
Class A — Redemption price per share	$18.13	$14.69
Class C — Offering price per share (b)	17.83	13.79
Class I (formerly Select Class) — Offering and redemption price per share	18.28	15.30
Class L (formerly Institutional Class) — Offering and redemption price per share	—	15.58
Class R2 — Offering and redemption price per share	17.98	—
Class R5 — Offering and redemption price per share	18.41	—
Class R6 — Offering and redemption price per share	18.44	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share	—	—
[net asset value per share/(100% — maximum sales charge)]	$19.13	$15.50

Cost of investments in non-affiliates	$126,777	$132,846
Cost of investments in affiliates	9,415	37,753
Cost of options purchased	493	—
Cost of foreign currency	—	(2)
Proceeds from securities sold short	41,881	175,424
Premiums received from options written	123	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3
Interest income from affiliates	1	— (a)
Interest income from non-affiliates on securities sold short	363	1,359
Dividend income from non-affiliates	2,035	4,013
Dividend income from affiliates	189	146

Total investment income	2,588	5,521

EXPENSES:
Investment advisory fees	2,298	2,070
Administration fees	156	211
Distribution fees:
Class A	115	50
Class C	21	94
Class R2	— (a)	—
Service fees:
Class A	115	50
Class C	7	31
Class I (formerly Select Class)	338	114
Class L (formerly Institutional Class)	—	181
Class R2	— (a)	—
Class R5	— (a)	—
Custodian and accounting fees	54	35
Interest expense to affiliates	2	6
Professional fees	98	82
Trustees’ and Chief Compliance Officer’s fees	26	27
Printing and mailing costs	35	67
Registration and filing fees	141	48
Transfer agency fees (See Note 2.F.)	7	15
Sub-transfer agency fees (See Note 2.F.)	28	47
Other	11	13
Dividend expense to non-affiliates on securities sold short	1,130	6,255

Total expenses	4,582	9,396

Less fees waived	(337)	(718)
Less expense reimbursements	(1)	—

Net expenses	4,244	8,678

Net investment income (loss)	(1,656)	(3,157)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,842	73,718
Options purchased	(103)	—
Futures contracts	—	(698)
Securities sold short	(5,264)	(27,783)
Foreign currency transactions	—	— (a)

Net realized gain (loss)	19,475	45,237

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,544	(20,846)
Options purchased	(234)	—
Futures contracts	—	(76)
Foreign currency translations	—	— (a)
Options Written	23	—
Securities sold short	524	(4,617)

Change in net unrealized appreciation/depreciation	5,857	(25,539)

Net realized/unrealized gains (losses)	25,332	19,698

Change in net assets resulting from operations	$23,676	$16,541

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund		Research Market Neutral Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,656)	$(1,625)	$(3,157)	$(8,226)
Net realized gain (loss)	19,475	(760)	45,237	19,177
Change in net unrealized appreciation/depreciation	5,857	2,877	(25,539)	(27,397)

Change in net assets resulting from operations	23,676	492	16,541	(16,446)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(3,097)	(567)	—	—
Class C
From net realized gains	(187)	(18)	—	—
Class I (formerly Select Class)
From net realized gains	(9,417)	(1,173)	—	—
Class R2
From net realized gains	(2)	— (a)	—	—
Class R5
From net realized gains	(1)	— (a)	—	—
Class R6
From net realized gains	(544)	— (a)	—	—

Total distributions to shareholders	(13,248)	(1,758)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(62,641)	67,443	(144,361)	(293,232)

NET ASSETS:
Change in net assets	(52,213)	66,177	(127,820)	(309,678)
Beginning of period	213,634	147,457	347,351	657,029

End of period	$161,421	$213,634	$219,531	$347,351

Accumulated undistributed (distributions in excess of) net investment income	$(9)	$(1,098)	$(2,365)	$(6,483)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,397	$64,846		$2,593	$11,078
Distributions reinvested	3,087	567		—	—
Cost of shares redeemed	(21,283)	(51,340)		(11,262)	(46,582)

Change in net assets resulting from Class A capital transactions	$3,201	$14,073		$(8,669)	$(35,504)

Class C
Proceeds from shares issued	$407	$3,353		$409	$674
Distributions reinvested	187	18		—	—
Cost of shares redeemed	(1,426)	(916)		(5,187)	(8,689)

Change in net assets resulting from Class C capital transactions	$(832)	$2,455		$(4,778)	$(8,015)

Class I (formerly Select Class)
Proceeds from shares issued	$34,015	$101,558		$7,361	$8,216
Distributions reinvested	9,182	1,148		—	—
Cost of shares redeemed	(105,645)	(59,796)		(19,265)	(288,879)

Change in net assets resulting from Class I capital transactions	$(62,448)	$42,910		$(11,904)	$(280,663)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—		$11,368	$303,966
Cost of shares redeemed	—	—		(130,378)	(273,016)

Change in net assets resulting from Class L capital transactions	$—	$—		$(119,010)	$30,950

Class R2
Distributions reinvested	$2	$—	(a)	$—	$—

Change in net assets resulting from Class R2 capital transactions	$2	$—	(a)	$—	$—

Class R5
Distributions reinvested	$1	$—	(a)	$—	$—

Change in net assets resulting from Class R5 capital transactions	$1	$—	(a)	$—	$—

Class R6
Proceeds from shares issued	$605	$9,490		$—	$—
Distributions reinvested	544	—	(a)	—	—
Cost of shares redeemed	(3,714)	(1,485)		—	—

Change in net assets resulting from Class R6 capital transactions	$(2,565)	$8,005		$—	$—

Total change in net assets resulting from capital transactions	$(62,641)	$67,443		$(144,361)	$(293,232)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

	Opportunistic Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,199	3,830		180	789
Reinvested	178	34		—	—
Redeemed	(1,184)	(3,089)		(795)	(3,369)

Change in Class A Shares	193	775		(615)	(2,580)

Class C
Issued	24	199		30	51
Reinvested	11	1		—	—
Redeemed	(82)	(55)		(387)	(663)

Change in Class C Shares	(47)	145		(357)	(612)

Class I (formerly Select Class)
Issued	1,859	6,047		494	570
Reinvested	524	68		—	—
Redeemed	(5,957)	(3,566)		(1,306)	(19,768)

Change in Class I Shares	(3,574)	2,549		(812)	(19,198)

Class L (formerly Institutional Class)
Issued	—	—		761	20,509
Redeemed	—	—		(8,719)	(18,650)

Change in Class L Shares	—	—		(7,958)	1,859

Class R2
Reinvested	— (a)	—	(a)	—	—

Change in Class R2 Shares	— (a)	—	(a)	—	—

Class R5
Reinvested	— (a)	—	(a)	—	—

Change in Class R5 Shares	— (a)	—	(a)	—	—

Class R6
Issued	33	571		—	—
Reinvested	31	—	(a)	—	—
Redeemed	(207)	(85)		—	—

Change in Class R6 Shares	(143)	486		—	—

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2017	$17.12	$(0.19)	$2.46	$2.27	$(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	(0.16)
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.81	0.75	—

Class C
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.07)	0.80	0.73	—

Class I (formerly Select Class)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.05)	0.80	0.75	—

Class R2
Year Ended October 31, 2017	17.03	(0.23)	2.44	2.21	(1.26)
Year Ended October 31, 2016	17.32	(0.20)	0.07	(0.13)	(0.16)
Year Ended October 31, 2015	15.74	(0.35)	1.99	1.64	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.80	0.74	—

Class R5
Year Ended October 31, 2017	17.29	(0.11)	2.49	2.38	(1.26)
Year Ended October 31, 2016	17.47	(0.08)	0.06	(0.02)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.00	1.77	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—

Class R6
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.83% and 2.02% for the year ended October 31, 2017, 1.80% and 2.07% for the year ended October 31, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.31% and 2.52% for the year ended October 31, 2017, 2.29% and 2.52% for the year ended October 31, 2016, 2.39% and 3.18% for the year ended October 31. 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class I (formerly Select Class) are 1.56% and 1.73% for the year ended October 31, 2017, 1.54% and 1.71% for the year ended October 31, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014; for Class R2 are 2.07% and 3.55% for the year ended October 31, 2017, 2.05% and 4.35% for the year ended October 31, 2016, 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.37% and 2.84% for the year ended October 31, 2017, 1.35% and 3.70% for the year ended October 31, 2016, 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.31% and 1.47% for the year ended October 31, 2017, 1.29% and 1.60% for the year ended October 31, 2016, 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$18.13	13.58%	$49,338	2.42%		(1.05)%		2.61%		493%	795%
17.12	(0.53)	43,298	2.26		(0.96)		2.53		463	749
17.37	10.74	30,480	2.38	(g)	(1.70	)(g)	2.77	(g)	347	734
15.75	5.00	52	2.65	(g)	(2.24	)(g)	12.33	(g)	94	178

17.83	13.00	2,594	2.90		(1.53)		3.11		493	795
16.94	(1.00)	3,273	2.75		(1.46)		2.98		463	749
17.27	10.25	823	2.96	(g)	(2.17	)(g)	3.75	(g)	347	734
15.73	4.87	52	3.15	(g)	(2.74	)(g)	12.82	(g)	94	178

18.28	13.86	103,091	2.15		(0.81)		2.32		493	795
17.21	(0.29)	158,589	2.00		(0.69)		2.17		463	749
17.42	11.06	116,091	2.23	(g)	(1.53	)(g)	2.77	(g)	347	734
15.75	5.00	4,989	2.40	(g)	(1.99	)(g)	12.07	(g)	94	178

17.98	13.29	24	2.66		(1.30)		4.14		493	795
17.03	(0.76)	21	2.51		(1.18)		4.81		463	749
17.32	10.49	21	2.78	(g)	(2.01	)(g)	4.70	(g)	347	734
15.74	4.93	52	2.90	(g)	(2.49	)(g)	12.57	(g)	94	178

18.41	14.08	24	1.96		(0.60)		3.43		493	795
17.29	(0.12)	21	1.81		(0.48)		4.16		463	749
17.47	11.31	21	2.09	(g)	(1.32	)(g)	4.00	(g)	347	734
15.76	5.07	53	2.20	(g)	(1.79	)(g)	11.88	(g)	94	178

18.44	14.13	6,350	1.90		(0.56)		2.06		493	795
17.31	(0.06)	8,432	1.75		(0.45)		2.06		463	749
17.48	11.37	21	2.04	(g)	(1.27	)(g)	3.96	(g)	347	734
15.76	5.07	53	2.15	(g)	(1.74	)(g)	11.82	(g)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Market Neutral Fund
Class A
Year Ended October 31, 2017	$13.84	$(0.22)	$1.07	$0.85	$—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—
Year Ended October 31, 2013	14.44	(0.35)	0.49	0.14	—

Class C
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—
Year Ended October 31, 2013	13.91	(0.41)	0.49	0.08	—

Class I (formerly Select Class)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—
Year Ended October 31, 2013	14.83	(0.32)	0.51	0.19	—

Class L (formerly Institutional Class)
Year Ended October 31, 2017	14.62	(0.17)	1.13	0.96	—
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—
Year Ended October 31, 2013	14.95	(0.29)	0.51	0.22	—

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.24% and 1.53% for the year ended October 31, 2017, 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015, 1.49% and 1.91% for the year ended October 31, 2014 and 1.49% and 1.93% for the year ended October 31, 2013; for Class C are 1.72% and 2.07% for the year ended October 31, 2017, 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for the year ended October 31, 2014 and 1.99% and 2.43% for the year ended October 31, 2013; for Class I (formerly Select Class) are 0.95% and 1.26% for the year ended October 31, 2017, 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for the year ended October 31, 2014 and 1.24% and 1.66% for the year ended October 31, 2013; for Class L (formerly Institutional Class) are 0.84% and 1.10% for the year ended October 31, 2017, 0.81% and 1.06% for the year ended October 31, 2016, 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for the year ended October 31, 2014 and 0.99% and 1.53% for the year ended October 31, 2013, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$14.69	6.14%	$17,932	3.66%	(1.51)%	3.95%	109%	278%
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298
14.25	(3.59)	62,910	3.57	(1.94)	4.03	163	370
15.17	4.05	82,477	3.82	(2.26)	4.24	90	192
14.58	0.97	88,944	4.24	(2.42)	4.68	75	149

13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298
13.51	(4.12)	23,790	4.04	(2.63)	4.46	163	370
14.48	3.50	10,933	4.32	(2.76)	4.74	90	192
13.99	0.58	14,209	4.74	(2.92)	5.18	75	149

15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298
14.76	(3.34)	337,990	3.32	(1.74)	3.71	163	370
15.66	4.26	348,525	3.57	(2.01)	3.99	90	192
15.02	1.28	292,993	3.99	(2.15)	4.43	75	149

15.58	6.57	146,460	3.26	(1.13)	3.52	109	278
14.62	(2.47)	253,734	2.92	(1.61)	3.17	133	298
14.99	(3.17)	232,339	3.09	(1.48)	3.58	163	370
15.87	4.61	271,595	3.32	(1.76)	3.84	90	192
15.17	1.47	316,843	3.74	(1.91)	4.28	75	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Opportunistic Equity Long/Short Fund	Class A, Class C, Class R2, Class R5, Class R6 and Class I^	Non-Diversified
Research Market Neutral Fund	Class A, Class C, Class L* and Class I^	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
*	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of Opportunistic Equity Long/Short Fund is to seek capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Class L and Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$150,185	$—	$—	$150,185

Total Liabilities for Securities Sold Short (a)	$(40,245)	$—	$—	$(40,245)

Depreciation in Other Financial Instruments
Options Written (a)	$(100)	$—	$—	$(100)

Research Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$218,404	$317	$—	$218,721

Total Liabilities for Securities Sold Short (a)	$(175,707)	$—	$—	$(175,707)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(28)	$—	$—	$(28)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2017.

B. Options — Opportunistic Equity Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2017:

	Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	669
Average Number of Contracts Written	117
Ending Number of Contracts Purchased	670	(a)
Ending Number of Contracts Written	117	(b)

(a)	For the period January 1, 2017 through October 31, 2017.
(b)	For the period October 1, 2017 through October 31, 2017.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2017, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2017 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$3,948
Ending Notional Balance Short	5,274

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	R2		R5		R6	Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$2	$1	$4	n/a	$—	(a)	$—	(a)	n/a	$7
Sub-transfer agency fees	13	1	14	n/a	—		—		n/a	28
Research Market Neutral Fund
Transfer agency fees	7	3	2	$3	n/a		n/a		n/a	15
Sub-transfer agency fees	—	9	18	20	n/a		n/a		n/a	47

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2017 no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Opportunistic Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains,

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed net investment income	Accumulated net realized gains (losses)
JPMorgan Opportunistic Equity Long/Short Fund	$—	(a)	$2,745	$(2,745)
JPMorgan Research Market Neutral Fund	(7,274)		7,275	(1)

The reclassifications for the Funds relate primarily to dividend expense for securities sold short and net operating loss.

(a)	Amount rounds to less than 500.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017 the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R5, Class R6, Class L and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Market Neutral Fund	0.25	0.75	n/a

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$3	$—
Research Market Neutral Fund	1	—	(a)

(a)	Amount rounds to less than 500.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5		Class L	Class I
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	0.10	%*	n/a	0.25%
Research Market Neutral Fund	0.25	0.25	n/a	n/a		0.10%	0.25

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Class L	Class I
Opportunistic Equity Long/Short Fund	1.85%	2.35%	2.10%	1.40%	1.35%	n/a	1.60%
Research Market Neutral Fund	1.25	1.75	n/a	n/a	n/a	0.85%	0.99

The expense limitation agreements were in effect for the year ended October 31, 2017 and are in place until at least February 28, 2018.

For the year ended October 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$146	$89	$33	$268	$1
Research Market Neutral Fund	433	211	34	678	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2017 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$69
Research Market Neutral Fund	40

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2017, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2017, the Funds did not incur any brokerage commissions with broker dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$756,155	$771,851	$450,214	$462,694
Research Market Neutral Fund	258,260	453,931	222,828	402,175

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Opportunistic Equity Long/Short Fund	$96,508	$14,569	$1,237	$13,332
Research Market Neutral Fund	6,281	54,741	18,036	36,705

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$7,752	$5,496	$13,248

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$1,677	$81	$1,758

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

There were no distributions paid from Research Market Neutral Fund during the fiscal years ended October 31, 2017 and October 31, 2016.

At October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation
Opportunistic Equity Long/Short Fund	$1,101	$983	$—	$13,239
Research Market Neutral Fund	—	5,517	(38,285)	35,019

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, late year ordinary loss deferrals and Straddle Loss Deferral.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

As of October 31, 2017, the following Fund had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Research Market Neutral Fund	38,285	*	$—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended October 31, 2017, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Research Market Neutral Fund	$29,604

Net capital losses and other late year losses incurred after October 31, 2017 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2017, the following Funds deferred to November 1, 2017 net capital losses and other late year loss of (amounts in thousands):

Late Year Ordinary Loss Deferral
Research Market Neutral Fund	$2,340

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

As of October 31, 2017, the Funds had individual shareholder accounts and/or omnibus accounts which collectively represent the following percentage of each Fund’s net assets:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the fund	Number of Individual Non-affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the fund
JPMorgan Opportunistic Equity Long/Short Fund	3	15.2%	5	48.2%

The J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate 50.5% of the net assets of the Research Market Neutral Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of October 31, 2017, the Research Market Neutral Fund pledged substantially all of its assets to Citibank for securities sold short. For the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citibank. The Opportunistic Equity Long/Short Fund pledged substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. For the Opportunistic Equity Long/Short Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

9. Reorganization

At a meeting held November 14–15, 2017, the Boards of Trustees of the Trust and JPM JPMorgan Trust II (“Trust II”), another JPMorgan Trust, approved, subject to shareholder approval, the merger of the JPMorgan Multi-Cap Market Neutral Fund (“Multi-Cap Market Neutral Fund”), a separate fund of Trust II, into Research Market Neutral Fund. Completion of the merger is subject to a number of conditions, including approval by the shareholders of Multi-Cap Market Neutral Fund. This approval will be sought at a shareholder meeting to be held on or about March 14, 2018. If approved, the merger is expected to occur on or about April 6, 2018.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Opportunistic Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (each a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	39

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,069.00	$12.99	2.49%
Hypothetical	1,000.00	1,012.65	12.63	2.49
Class C
Actual	1,000.00	1,067.10	15.53	2.98
Hypothetical	1,000.00	1,010.18	15.10	2.98
Class I (formerly Select Class)
Actual	1,000.00	1,070.20	11.64	2.23
Hypothetical	1,000.00	1,013.96	11.32	2.23
Class R2
Actual	1,000.00	1,067.70	14.18	2.72
Hypothetical	1,000.00	1,011.49	13.79	2.72
Class R5
Actual	1,000.00	1,071.40	10.55	2.02
Hypothetical	1,000.00	1,015.02	10.26	2.02
Class R6
Actual	1,000.00	1,071.90	10.29	1.97
Hypothetical	1,000.00	1,015.27	10.01	1.97

Research Market Neutral Fund
Class A
Actual	1,000.00	1,020.10	18.58	3.65
Hypothetical	1,000.00	1,006.81	18.46	3.65
Class C
Actual	1,000.00	1,017.70	21.00	4.13
Hypothetical	1,000.00	1,004.39	20.87	4.13
Class I (formerly Select Class)
Actual	1,000.00	1,022.00	17.07	3.35
Hypothetical	1,000.00	1,008.32	16.96	3.35
Class L (formerly Institutional Class)
Actual	1,000.00	1,022.30	16.41	3.22
Hypothetical	1,000.00	1,008.97	16.31	3.22

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s performance for both Class A and Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that based upon the Universe, the Research Market Neutral Fund’s performance for Class A shares was in the fifth quintile for each of the one-, three- and five-year periods ended December 31, 2016, and in the fifth, fifth and fourth quintiles for Class I shares for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for both Class A and Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2017:

Dividend Received Deduction
Opportunistic Equity Long/Short Fund	16.13%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Long Term Capital Gain
Opportunistic Equity Long/Short Fund	$5,496

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Qualified Dividend Income
Opportunistic Equity Long/Short Fund	$2,081

OCTOBER 31, 2017	J.P. MORGAN SPECIALTY FUNDS	47

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-SPEC-1017

Annual Report

J.P. Morgan International Equity Funds

October 31, 2017

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended

October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. Low interest rates generally weighed on developed market bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index hit fresh highs in 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and an election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

For the twelve months ended October 31, 2017, the MSCI Europe Australasia and Far East Index (net of foreign withholding taxes) returned 24.01% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.91%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1],*	29.61%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	26.45%

Net Assets as of 10/31/2017 (In Thousands)	$2,037,695

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection and overweight position in the utilities sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Geely Automobile Holdings Ltd., BYD Electronic (International) Co. and AAC Technologies Holdings Inc. Shares of Geely Automobile Holdings, the Chinese parent company of Volvo Car Group, rose amid sales and earnings growth during the reporting period. Shares of BYD Electronic, a Chinese maker of smartphone handsets that was not held in the Benchmark, rose after the company reported earnings and sales growth for the first half of its fiscal year. Shares of AAC Technologies Holdings, a Chinese maker of acoustical components for consumer electronics, rose on expectations for continued growth in smartphone sales.

Leading individual detractors from relative performance included the Fund’s underweight positions in Samsung Electronics Co., Tencent Holdings Ltd. and Alibaba Group Holding

Ltd. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer, rose amid continued earnings growth during the reporting period. Shares of Tencent Holdings, a Chinese Internet services company, rose as the company reported better-than-expected earnings during the reporting period. Shares of Alibaba Group Holding, an Internet shopping provider, rose amid continued growth in the company’s sales and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average country exposures during the twelve months ended October 31, 2017, were to China, South Korea and Taiwan and its smallest average country exposures were to Chile, Singapore and Luxembourg. From a sector perspective, the Fund’s largest average weightings were in the financials, information technology and materials sectors, while its smallest average weightings were in the telecommunication services, health care and real estate sectors.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	2.5%
2.	Samsung Electronics Co. Ltd. (South Korea)	2.4
3.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.2
4.	Alibaba Group Holding Ltd., ADR (China)	2.1
5.	Itau Unibanco Holding SA, ADR (Brazil)	1.6
6.	NetEase, Inc., ADR (China)	1.5
7.	China Construction Bank Corp., Class H (China)	1.4
8.	Hon Hai Precision Industry Co. Ltd. (Taiwan)	1.3
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.3
10.	Largan Precision Co. Ltd. (Taiwan)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	22.8%
South Korea	17.4
Taiwan	11.5
Brazil	8.9
Russia	7.5
Turkey	4.8
Thailand	4.0
Hong Kong	3.3
Malaysia	2.6
India	2.5
Poland	2.0
Hungary	1.5
South Africa	1.5
Panama	1.3
Indonesia	1.2
Others (each less than 1.0%)	3.1
Short-Term Investment	4.1

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
With Sales Charge*		22.49%	2.81%	0.67%
Without Sales Charge		29.28	3.92	1.23
CLASS C SHARES	February 28, 2008
With CDSC**		27.62	3.41	0.72
Without CDSC		28.62	3.41	0.72
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2008	29.61	4.19	1.48
CLASS R5 SHARES	February 28, 2008	29.89	4.40	1.68
CLASS R6 SHARES	September 1, 2015	29.87	4.42	1.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)1,*	27.68%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	26.45%

Net Assets as of 10/31/2017 (In Thousands)	$4,447,888

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the financials sector and its underweight position in the telecommunication services sector, where the Fund had no holdings, were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials and information technology sectors was a leading detractor from relative performance.

By country, the Fund’s security selection in China and its underweight position in Mexico were leading contributors to relative performance, while the Fund’s security selection and overweight positions in South Africa and India were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tencent Holdings Inc. and Sberbank of Russia OJSC, and its underweight position in China Mobile Ltd. Shares of Tencent Holdings, a Chinese Internet services company, rose as the company reported better-than-expected earnings during the reporting period. Shares of Sberbank, a Russian bank, rose along with a general rebound in Russian equities during the reporting period. Shares of China Mobile, a telecommunications provider not held in the Fund, fell amid investor expectations for weaker earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Magnit PJSC and Woolworths Holdings Ltd., and its underweight position in Samsung Electronics Co. Shares of Magnit, a Russian operator of retail stores, fell on weak sales growth. Shares of Woolworths Holdings, a South African supermarket chain, fell after the company reported a decline in earnings for its latest fiscal year. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer, rose after the company reported strong earnings growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest average sector positions during the reporting period were in the financials, information technology and consumer discretionary sectors, while the Fund’s smallest average sector positions were in the utilities, materials and health care sectors. The Fund’s largest average country positions were in China, India and South Africa and its smallest average positions were in Spain, Turkey and Papua New Guinea.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	6.6%
2.	Alibaba Group Holding Ltd., ADR (China)	5.3
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.2
4.	Samsung Electronics Co. Ltd. (South Korea)	4.0
5.	AIA Group Ltd. (Hong Kong)	3.7
6.	Housing Development Finance Corp. Ltd. (India)	3.5
7.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.4
8.	Sberbank of Russia PJSC (Russia)	2.7
9.	Tata Consultancy Services Ltd. (India)	2.3
10.	Bid Corp. Ltd. (South Africa)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	26.0%
India	16.3
Brazil	10.4
Taiwan	7.6
Hong Kong	6.3
South Africa	6.2
South Korea	5.4
Russia	4.1
United States	2.9
Indonesia	2.8
Mexico	2.2
Peru	1.5
Argentina	1.4
Panama	1.1
Others (each less than 1.0%)	2.9
Short-Term Investment	2.9

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		20.53%	4.04%	0.52%
Without Sales Charge		27.22	5.17	1.06
CLASS C SHARES	February 28, 2006
With CDSC**		25.58	4.65	0.56
Without CDSC		26.58	4.65	0.56
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	27.49	5.43	1.32
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 15, 1993	27.68	5.59	1.47
CLASS R2 SHARES	July 31, 2017	26.94	5.09	1.02
CLASS R3 SHARES	July 31, 2017	27.22	5.17	1.06
CLASS R4 SHARES	July 31, 2017	27.49	5.43	1.32
CLASS R5 SHARES	September 9, 2016	27.72	5.60	1.48
CLASS R6 SHARES	December 23, 2013	27.82	5.67	1.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Class L Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

Returns shown for Class R2 and Class R3 prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	23.29%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	22.77%

Net Assets as of 10/31/2017 (In Thousands)	$8,663,460

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the banks-finance sector and in the technology - semiconductors sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and industrial cyclical sectors was a leading detractor from relative performance. By region, the Fund’s security selection in Europe and North America was the leading contributor to relative performance, while the Fund’s security selection in Japan and in the Pacific, excluding Japan, were the smallest contributors to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.4%
2.	Microsoft Corp. (United States)	1.9
3.	Amazon.com, Inc. (United States)	1.4
4.	Facebook, Inc., Class A (United States)	1.3
5.	Alphabet, Inc., Class C (United States)	1.0
6.	Bank of America Corp. (United States)	1.0
7.	Alphabet, Inc., Class A (United States)	0.9
8.	UnitedHealth Group, Inc. (United States)	0.8
9.	Citigroup, Inc. (United States)	0.8
10.	Visa, Inc., Class A (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	58.9%
Japan	8.8
United Kingdom	5.7
France	4.3
Germany	3.5
Canada	3.3
Switzerland	2.8
Australia	2.5
Netherlands	2.3
Spain	1.4
Hong Kong	1.2
Others (each less than 1.0%)	4.1
Short-Term Investment	1.2

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
[2]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2013	23.29%	8.09%	10.73%

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	21.88%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	23.20%

Net Assets as of 10/31/2017 (In Thousands)	$3,549

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and industrials sectors was a leading positive contributor to performance.

By region, the Fund’s security selection in the U.K. and Europe was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in North America and Japan was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Teva Pharmaceutical Industries Ltd., Kroger Co. and Molson Coors Brewing Co. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after losing a drug patent lawsuit to rival Mylan NV. Shares of Kroger, a supermarket chain, fell after the company reported a decline in profit for the second quarter of 2017. Shares of Molson Coors Brewing, a beer and beverages company, fell after the company reported a decline in sales and lower-than-expected earnings for the second quarter of 2017.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Time Inc., Citigroup Inc. and Harman International Industries Inc. Shares of Time, a media company that was not held in the Benchmark, rose on investor expectations of a takeover offer and the company’s efforts to restructure its business model. Shares of Citigroup, a banking and financial services company, rose on better-than-expected earnings and overall gains in the financials sector. Shares of Harman International, an auto parts manufacturer, rose ahead of its takeover by Samsung Electronics Co.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers and analyst team conducted bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	5.1%
2.	Citigroup, Inc. (United States)	3.4
3.	Vodafone Group plc (United Kingdom)	3.2
4.	Pioneer Natural Resources Co. (United States)	3.1
5.	Comcast Corp., Class A (United States)	3.1
6.	Apple, Inc. (United States)	2.9
7.	Schneider Electric SE (France)	2.7
8.	UnitedHealth Group, Inc. (United States)	2.7
9.	FANUC Corp. (Japan)	2.7
10.	Novartis AG (Registered) (Switzerland)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	47.8%
China	8.1
Japan	8.1
United Kingdom	7.2
France	6.0
Switzerland	4.7
South Africa	2.3
Hong Kong	2.3
Germany	2.3
India	2.1
Singapore	2.1
Netherlands	2.0
Austria	1.8
Canada	1.1
Luxembourg	1.1
Italy	1.0

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		15.03%	9.34%	9.85%
Without Sales Charge		21.39	10.53	10.85
CLASS C SHARES	November 30, 2011
With CDSC**		19.76	9.97	10.30
Without CDSC		20.76	9.97	10.30
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2011	21.88	10.88	11.19
CLASS R2 SHARES	November 30, 2011	21.15	10.26	10.58
CLASS R5 SHARES	November 30, 2011	21.91	11.03	11.35
CLASS R6 SHARES	November 30, 2011	21.99	11.08	11.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Multi-Cap Core Funds Index from November 30, 2011 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper Global Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	25.69%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$4,007,091

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection and overweight position in the information technology sector and its security selection in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance.

By region, the Fund’s overweight position in emerging markets and its security selection in the U.K. contributed to performance relative to the Benchmark, while the Fund’s underweight position in Europe, excluding the U.K., detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Samsung Electronics Co., Tokyo Electron Ltd. and Prudential PLC. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer not held in the Benchmark, rose as the company continued to report strong earnings growth during the reporting period. Shares of Tokyo Electron, a Japanese maker of semiconductor and electronics manufacturing equipment, rose amid increased demand for its products. Shares of Prudential, a U.K. insurance and financial services company, rose after the company reported better-than-expected results from its U.S. and Asia businesses.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Japan Tobacco Inc., Teva Pharmaceutical Industries Ltd. and TechnipFMC PLC. Shares of Japan Tobacco, a maker of tobacco products, fell amid investor concerns about the company’s domestic sales volume and competition for its next-generation products. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after losing a drug patent lawsuit to rival Mylan NV. Shares of TechnipFMC, a U.K. oilfield services and engineering company not held in the Benchmark, fell amid overall weakness in the oil exploration sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.4%
2.	Unilever plc (United Kingdom)	2.2
3.	Samsung Electronics Co. Ltd., GDR (South Korea)	2.1
4.	Prudential plc (United Kingdom)	2.1
5.	SAP SE (Germany)	2.0
6.	Novartis AG (Registered) (Switzerland)	1.9
7.	BNP Paribas SA (France)	1.8
8.	Allianz SE (Registered) (Germany)	1.7
9.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.7
10.	British American Tobacco plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.1%
United Kingdom	15.7
France	13.3
Switzerland	10.5
Germany	9.9
Netherlands	6.3
Hong Kong	4.5
China	3.5
South Korea	2.7
Spain	1.5
Sweden	1.5
Belgium	1.2
Singapore	1.2
Australia	1.2
Denmark	1.2
India	1.1
Taiwan	1.1
South Africa	1.0
Others (each less than 1.0%)	1.9
Short-Term Investment	0.6

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		18.84%	6.26%	0.95%
Without Sales Charge		25.43	7.41	1.49
CLASS C SHARES	January 31, 2003
With CDSC**		23.79	6.87	0.97
Without CDSC		24.79	6.87	0.97
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	25.69	7.69	1.74
CLASS R2 SHARES	November 3, 2008	25.12	7.14	1.25
CLASS R5 SHARES	May 15, 2006	25.88	7.89	1.94
CLASS R6 SHARES	November 30, 2010	26.04	7.94	1.97

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the

Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	18.65%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$200,456

INVESTMENT OBJECTIVE

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the consumer non-durables sector and its security selection and overweight position in the media sector were leading detractors from performance relative to the Benchmark. The Fund’s overweight position in the technology-semiconductors sector and its security selection and overweight position in the industrial cyclical sector were leading positive contributors to relative performance.

By region, the Fund’s underweight position and security selection in Europe, excluding the U.K., and its overweight position and security selection in the U.K. were leading detractors from relative performance, while the Fund’s underweight allocation the Pacific region, excluding Japan, and its security selection in North America, where the Benchmark had no exposure, made positive contributions to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Royal Ahold Delhaize NV, Daiwa Securities Group Inc. and GlaxoSmithKline PLC. Shares of Royal Ahold Delhaize, a Netherlands grocery chain, fell after the company reported a decline in earnings during the reporting period. Shares of Daiwa Securities Group, a Japanese financial services company, fell amid investor expectations for low returns in Japanese financial markets.

Shares of GlaxoSmithKline, a U.K. pharmaceuticals company, fell amid investor concerns that Britain’s exit from the European Union would raise the company’s costs of doing business.

Leading individual contributors to relative performance included the Fund’s underweight positions in NXP Semiconductors N.V. and Toyota Motor Corp. and its overweight position in Michelin SCA. Shares of NXP Semiconductors, a Dutch computer chip maker that was not held in the Fund, fell amid uncertainty about its planned acquisition by Qualcomm Inc. Shares of Toyota, a Japanese automaker, fell amid a slowdown in U.S. auto sales and ongoing litigation related to passenger air bags. Shares of Michelin, a French maker of automotive tires and maps and guides, rose amid investor expectations for increased auto sales.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc, ADR (United Kingdom)	2.9%
2.	British American Tobacco plc (United Kingdom)	2.6
3.	Samsung Electronics Co. Ltd. (South Korea)	2.2
4.	Bridgestone Corp. (Japan)	2.1
5.	Mitsubishi UFJ Financial Group, Inc., ADR (Japan)	2.1
6.	Vinci SA (France)	2.1
7.	UPM-Kymmene OYJ (Finland)	2.1
8.	NN Group NV (Netherlands)	2.1
9.	Ferguson plc (Switzerland)	2.1
10.	Allianz SE (Registered) (Germany)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.0%
Japan	10.5
Germany	10.1
France	9.7
Switzerland	8.9
Netherlands	7.7
Russia	3.2
Finland	3.1
Norway	2.8
Italy	2.6
South Korea	2.2
Spain	2.1
Denmark	1.8
China	1.6
Taiwan	1.3
New Zealand	1.1
United States	1.0
Canada	1.0
Singapore	1.0
Hong Kong	1.0
Others (each less than 1.0%)	4.2
Short-Term Investment	1.1

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge*		12.01%	6.29%	4.61%
Without Sales Charge		18.24	7.44	5.45
CLASS C SHARES	February 28, 2011
With CDSC**		16.64	6.89	4.92
Without CDSC		17.64	6.89	4.92
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2011	18.65	7.76	5.75
CLASS R2 SHARES	February 28, 2011	17.99	7.17	5.19
CLASS R5 SHARES	February 28, 2011	18.74	7.91	5.92
CLASS R6 SHARES	January 30, 2015	18.81	7.93	5.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2017. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	23.71%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$5,038,702

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the banks and industrial cyclical sectors was a leading positive contributor to performance relative to the Benchmark, while the Fund’s security selection in the automobiles and health care sectors was a leading detractor from relative performance.

Each of the Fund’s regional allocations made a positive contribution to relative performance. The Fund’s security selection in Europe was a leading contributor to relative performance, while the Fund’s security selection in Japan, was the smallest contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.1%
2.	HSBC Holdings plc (United Kingdom)	1.5
3.	British American Tobacco plc (United Kingdom)	1.5
4.	Roche Holding AG (Switzerland)	1.5
5.	Toyota Motor Corp. (Japan)	1.5
6.	SAP SE (Germany)	1.3
7.	TOTAL SA (France)	1.3
8.	Royal Dutch Shell plc, Class B (Netherlands)	1.3
9.	Air Liquide SA (France)	1.2
10.	Anheuser-Busch InBev SA/NV (Belgium)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.6%
United Kingdom	15.8
France	11.3
Germany	10.3
Switzerland	9.4
Netherlands	5.3
Australia	4.7
Italy	2.9
Spain	2.4
Hong Kong	2.2
Finland	1.8
Denmark	1.3
Belgium	1.2
Others (each less than 1.0%)	4.8
Short-Term Investment	5.0

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		16.94%	7.23%	(0.21)%
Without Sales Charge		23.41	8.40	0.33
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	October 28, 1992	23.71	8.68	0.58

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	25.60%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	23.64%

Net Assets as of 10/31/2017 (In Thousands)	$357,629

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the consumer discretionary and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and health care sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Emerging Markets and its security selection and overweight position in Europe, excluding the U.K., were leading contributors to performance relative to the Benchmark. The Fund’s security selection in Canada detracted from relative performance.

Leading individual contributors to the relative performance included the Fund’s overweight positions in Actelion Ltd., Nokia Oyj and NN Group N.V. Shares of Actelion, a Swiss drug maker, rose in advance of its $30 billion acquisition by Johnson & Johnson. Shares of Nokia, a Finnish provider of mobile technology services, rose after the company reported earnings growth in the second quarter of 2017. Shares of NN Group, a Dutch life insurance company, rose after the company reported better than expected earnings during the reporting period.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Teva Pharmaceutical Industries Ltd., Alimentation Couche-Tard Inc. and TechnipFMC PLC. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after the company lost a drug patent lawsuit to rival Mylan NV. Shares of Alimentation Couche-Tard, a Canadian operator of convenience stores, fell ahead of its planned acquisition of CST Brands Inc. Shares of TechnipFMC, a U.K. oilfield services and engineering company not held in the Benchmark, fell amid overall weakness in the oil exploration sector.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.2%
2.	Unilever NV, CVA (United Kingdom)	3.1
3.	AIA Group Ltd. (Hong Kong)	3.0
4.	Samsung Electronics Co. Ltd., GDR (South Korea)	2.9
5.	Continental AG (Germany)	2.9
6.	Linde AG (Germany)	2.9
7.	Bayer AG (Registered) (Germany)	2.7
8.	HDFC Bank Ltd., ADR (India)	2.7
9.	Shin-Etsu Chemical Co. Ltd. (Japan)	2.6
10.	British American Tobacco plc (United Kingdom)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	15.7%
Japan	11.8
Germany	10.8
China	10.4
Netherlands	8.8
Switzerland	8.1
Hong Kong	6.7
South Korea	4.9
Canada	2.9
India	2.6
Spain	2.2
France	2.0
Indonesia	2.0
South Africa	2.0
Italy	1.9
Finland	1.7
Denmark	1.4
Short-Term Investment	4.1

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		18.56%	7.41%	8.79%
Without Sales Charge		25.16	8.57	9.79
CLASS C SHARES	November 30, 2011
With CDSC**		23.51	8.02	9.23
Without CDSC		24.51	8.02	9.23
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2011	25.60	8.90	10.11
CLASS R2 SHARES	November 30, 2011	24.85	8.30	9.51
CLASS R5 SHARES	November 30, 2011	25.67	9.05	10.27
CLASS R6 SHARES	November 30, 2011	25.72	9.11	10.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)1,*	23.88%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	23.21%

Net Assets as of 10/31/2017 (In Thousands)	$793,787

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s security selection in the insurance and banks sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to relative performance, while the Fund’s security selection in North America detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in ASR Nederland NV, Airbus SE and Prudential PLC, none of which were held in the Benchmark. Shares of ASR Nederland, a Dutch insurance company, rose on news reports that rival Aegon NV sought to acquire the company. Shares of Airbus, a maker of commercial aircraft and military hardware, rose amid strong demand for new aircraft and better-than-expected earnings during the reporting period. Shares of Prudential, a U.K. financial services company, rose amid continued growth in earnings and expansion into China.

Leading individual detractors from relative performance included the Fund’s overweight positions in Teva Pharmaceutical Industries Ltd., Shire PLC and TechnipFMC PLC. Shares of Teva Pharmaceutical Industries, a maker of generic drugs, fell late in the reporting period after losing a drug patent lawsuit to rival Mylan NV. Shares of Shire, a pharmaceutical company based in Ireland, fell after the company reduced its sales forecast. Shares of TechnipFMC, a U.K. oilfield services and engineering company not held in the Benchmark, fell amid overall weakness in the oil exploration sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.4%
2.	TOTAL SA (France)	3.4
3.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.8
4.	Australia & New Zealand Banking Group Ltd. (Australia)	2.4
5.	AXA SA (France)	2.3
6.	BNP Paribas SA (France)	2.1
7.	Siemens AG (Registered) (Germany)	2.1
8.	Air Liquide SA (France)	2.0
9.	Honda Motor Co. Ltd. (Japan)	2.0
10.	Enel SpA (Italy)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.5%
France	15.9
United Kingdom	11.2
Switzerland	8.4
Germany	7.7
Netherlands	7.5
Italy	3.6
Australia	3.3
Spain	3.0
Belgium	2.3
Luxembourg	1.4
United States	1.4
Canada	1.4
Singapore	1.4
Austria	1.3
Finland	1.3
Norway	1.0
South Korea	1.0
Others (each less than 1.0%)	3.4
Short-Term Investment	1.0

***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		16.80%	5.07%	(1.01)%
Without Sales Charge		23.30	6.20	(0.47)
CLASS C SHARES	July 11, 2006
With CDSC**		21.67	5.68	(0.97)
Without CDSC		22.67	5.68	(0.97)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	23.66	6.51	(0.21)
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 4, 1993	23.88	6.65	(0.06)
CLASS R2 SHARES	November 3, 2008	23.02	5.96	(0.69)
CLASS R5 SHARES	September 9, 2016	23.81	6.66	(0.06)
CLASS R6 SHARES	November 30, 2010	23.99	6.80	0.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	22.98%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	23.44%

Net Assets as of 10/31/2017 (In Thousands)	$3,155,609

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth, value and quality characteristics) would be the primary drivers of returns.

The Fund’s security selection in the consumer discretionary sector and its underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the financials and utilities sectors was a leading contributor to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novartis AG (Registered) (Switzerland)	1.9%
2.	Unilever NV, CVA (United Kingdom)	1.8
3.	Nestle SA (Registered) (Switzerland)	1.7
4.	Allianz SE (Registered) (Germany)	1.5
5.	Roche Holding AG (Switzerland)	1.4
6.	Sanofi (France)	1.4
7.	ING Groep NV (Netherlands)	1.2
8.	Lloyds Banking Group plc (United Kingdom)	1.2
9.	Enel SpA (Italy)	1.1
10.	ABB Ltd. (Registered) (Switzerland)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.2%
United Kingdom	14.1
Switzerland	10.5
France	10.1
Germany	6.7
Australia	6.5
Netherlands	5.3
Denmark	4.0
Sweden	3.5
Singapore	2.1
Spain	2.0
Hong Kong	1.4
Belgium	1.4
Austria	1.2
Italy	1.1
Others (each less than 1.0%)	5.2
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		16.53%	7.38%	(0.37)%
Without Sales Charge		22.98	8.54	0.17
CLASS C SHARES	February 28, 2006
With CDSC**		21.35	7.99	(0.33)
Without CDSC		22.35	7.99	(0.33)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2006	23.39	8.86	0.45
CLASS R2 SHARES	November 3, 2008	22.70	8.27	(0.05)
CLASS R6 SHARES	May 29, 2015	23.59	9.09	0.68

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.9%
	Argentina — 0.7%
60	Banco Macro SA, ADR	7,615
190	Telecom Argentina SA, ADR (a)	6,181

		13,796

	Brazil — 8.9%
1,638	Banco Bradesco SA, ADR	17,313
2,204	Banco do Brasil SA	23,298
585	Braskem SA (Preference), Class A (a)	9,291
226	Cia de Saneamento de Minas Gerais-COPASA	2,751
2,348	Cia de Saneamento do Parana (Preference)	7,787
1,609	EDP — Energias do Brasil SA (a)	7,173
378	Fibria Celulose SA	6,040
2,577	Itau Unibanco Holding SA, ADR	33,015
3,403	Kroton Educacional SA	18,873
279	M Dias Branco SA (a)	4,128
248	Magazine Luiza SA	4,844
4,007	Metalurgica Gerdau SA (Preference) (a)	6,247
2,061	MRV Engenharia e Participacoes SA	7,983
938	Suzano Papel e Celulose SA (Preference), Class A	5,809
710	Transmissora Alianca de Energia Eletrica SA	4,463
2,235	Vale SA, ADR	21,877

		180,892

	China — 22.8%
1,223	AAC Technologies Holdings, Inc.	22,426
6,656	Air China Ltd., Class H	6,347
237	Alibaba Group Holding Ltd., ADR (a)	43,741
2,699	Anhui Conch Cement Co. Ltd., Class H	11,560
38,510	Bank of China Ltd., Class H	19,246
4,378	Electronic International Co. Ltd.	11,870
31,280	China Construction Bank Corp., Class H	27,955
6,430	China Merchants Bank Co. Ltd., Class H	24,553
2,726	China Overseas Land & Investment Ltd.	8,851
16,030	China Power International Development Ltd.	5,096
5,404	Geely Automobile Holdings Ltd.	16,757
9,874	Guangzhou Automobile Group Co. Ltd., Class H	24,555
11,074	Huadian Power International Corp. Ltd., Class H	4,601
14,084	Huaneng Power International, Inc., Class H	9,419
57,285	Industrial & Commercial Bank of China Ltd., Class H	45,573
112	NetEase, Inc., ADR	31,540
2,384	Nexteer Automotive Group Ltd. (a)	4,669
9,550	PICC Property & Casualty Co. Ltd., Class H	18,952
2,978	Ping An Insurance Group Co. of China Ltd., Class H	26,170
6,426	Qingdao Haier Co. Ltd., Class A	16,784

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
5,348	Shenzhen Expressway Co. Ltd., Class H	5,470
1,118	Tencent Holdings Ltd.	50,235
9,620	Xinyi Solar Holdings Ltd.	3,332
124	Yirendai Ltd., ADR	5,372
112	YY, Inc., ADR (a)	10,084
4,492	Zhejiang Expressway Co. Ltd., Class H	5,555
1,818	Zhongsheng Group Holdings Ltd.	3,736

		464,449

	Hong Kong — 3.3%
3,010	Haier Electronics Group Co. Ltd. (a)	7,937
1,996	Kingboard Chemical Holdings Ltd.	11,844
3,742	Kingboard Laminates Holdings Ltd.	6,288
5,573	Lee & Man Paper Manufacturing Ltd.	6,808
5,230	Nine Dragons Paper Holdings Ltd.	9,613
18,925	WH Group Ltd., Reg. S (e)	19,178
5,596	Xinyi Glass Holdings Ltd.	5,423

		67,091

	Hungary — 1.5%
922	MOL Hungarian Oil & Gas plc	11,044
485	OTP Bank plc	19,546

		30,590

	India — 2.5%
1,441	HCL Technologies Ltd.	19,039
1,218	Hindustan Petroleum Corp. Ltd.	8,411
2,666	Rural Electrification Corp. Ltd.	7,137
3,350	Vedanta Ltd.	17,196

		51,783

	Indonesia — 1.2%
17,953	Bank Negara Indonesia Persero Tbk. PT	10,064
12,975	Bank Rakyat Indonesia Persero Tbk. PT	14,928

		24,992

	Luxembourg — 0.3%
213	Ternium SA, ADR	6,606

	Malaysia — 2.6%
12,441	AirAsia Bhd.	9,818
8,217	CIMB Group Holdings Bhd.	11,918
2,625	Genting Bhd.	5,611
5,782	Malayan Banking Bhd.	12,633
3,660	Tenaga Nasional Bhd.	12,966

		52,946

	Mexico — 0.3%
1,064	Grupo Financiero Banorte SAB de CV, Class O	6,302

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Panama — 1.3%
207	Copa Holdings SA, Class A	25,459

	Poland — 2.0%
146	Jastrzebska Spolka Weglowa SA (a)	3,926
313	KGHM Polska Miedz SA	10,570
551	Polski Koncern Naftowy ORLEN SA	19,488
4,160	Polskie Gornictwo Naftowe i Gazownictwo SA	7,645

		41,629

	Qatar — 0.3%
203	Qatar National Bank QPSC	6,782

	Russia — 7.5%
1,592	Aeroflot PJSC	4,900
11,486	Alrosa PJSC	14,763
941	Evraz plc	3,608
10,213	Magnitogorsk Iron & Steel Works PJSC	7,710
1,059	MMC Norilsk Nickel PJSC, ADR	19,482
1,846	Mobile TeleSystems PJSC, ADR	19,590
164	Ros Agro plc, Reg. S, GDR	1,967
324,010	RusHydro PJSC	4,526
1,776	Sberbank of Russia PJSC, ADR	25,487
888	Severstal PJSC, Reg. S, GDR	13,539
20,045	Surgutneftegas OJSC (Preference)	9,935
279	Tatneft PJSC, ADR	12,550
6,697	United Co. RUSAL plc	4,323
238	X5 Retail Group NV, Reg. S, GDR (a)	9,780

		152,160

	Singapore — 0.6%
8,860	IGG, Inc.	11,895

	South Africa — 1.5%
264	Kumba Iron Ore Ltd.	5,078
337	Nedbank Group Ltd.	4,936
1,746	Standard Bank Group Ltd.	20,271

		30,285

	South Korea — 17.4%
532	Hana Financial Group, Inc.	22,787
114	Hyosung Corp.	13,666
231	Hyundai Engineering & Construction Co. Ltd.	7,798
238	Hyundai Marine & Fire Insurance Co. Ltd.	9,652
1,103	Industrial Bank of Korea	15,116
465	Korea Electric Power Corp.	16,298
257	KT&G Corp.	24,343
65	LG Chem Ltd.	23,317
597	LG Uplus Corp.	6,856
53	NCSoft Corp.	20,022

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
67	POSCO	19,565
20	Samsung Electronics Co. Ltd.	48,646
21	Samsung SDI Co. Ltd.	3,882
171	Seoul Semiconductor Co. Ltd.	4,188
146	SFA Engineering Corp.	5,314
463	Shinhan Financial Group Co. Ltd.	20,787
329	SK Hynix, Inc.	24,242
135	SK Innovation Co. Ltd.	24,684
165	S-Oil Corp.	18,951
137	TES Co. Ltd.	4,252
1,356	Woori Bank	19,848

		354,214

	Taiwan — 11.5%
5,134	Accton Technology Corp.	16,554
1,462	Catcher Technology Co. Ltd.	15,560
34,313	CTBC Financial Holding Co. Ltd.	21,969
1,746	Elite Material Co. Ltd.	6,953
2,578	FLEXium Interconnect, Inc. (a)	9,886
11,551	Fubon Financial Holding Co. Ltd.	18,409
1,777	General Interface Solution Holding Ltd.	16,315
120	Grape King Bio Ltd.	691
7,257	Hon Hai Precision Industry Co. Ltd.	26,972
136	Largan Precision Co. Ltd.	25,780
2,627	Merry Electronics Co. Ltd.	20,096
3,177	Pegatron Corp.	8,232
368	Phison Electronics Corp.	4,381
3,225	Powertech Technology, Inc.	10,100
539	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,801
20,484	Yuanta Financial Holding Co. Ltd.	9,110

		233,809

	Thailand — 4.0%
3,188	Kiatnakin Bank PCL	7,267
30,960	Krung Thai Bank PCL	16,968
4,309	PTT Global Chemical PCL	10,380
1,617	PTT PCL	20,454
17,443	Star Petroleum Refining PCL	9,142
3,166	Thai Oil PCL	9,720
2,728	Tisco Financial Group PCL	7,207

		81,138

	Turkey — 4.8%
5,340	Akbank TAS	14,127
3,357	Eregli Demir ve Celik Fabrikalari TAS	7,889
7,224	Petkim Petrokimya Holding A/S	12,666

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — continued
2,064	Tekfen Holding A/S	6,983
614	Tupras Turkiye Petrol Rafinerileri A/S	22,127
5,054	Turkcell Iletisim Hizmetleri A/S	18,937
5,160	Turkiye Halk Bankasi A/S	15,074

		97,803

	United States — 0.5%
137	Cognizant Technology Solutions Corp., Class A	10,353

	Vietnam — 0.4%
4,577	Hoa Phat Group JSC (a)	7,456

	Total Common Stocks (Cost $1,543,887)	1,952,430

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Taiwan — 0.0% (g)
470	CTBC Financial Holding Co. Ltd., expiring 12/15/2017 (a) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 4.1%
	Investment Company — 4.1%
84,272	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $84,272)	84,272

	Total Investments — 100.0% (Cost $1,628,159)	2,036,702
	Other Assets in Excess of Liabilities — 0.0% (g)	993

	NET ASSETS — 100.0%	$2,037,695

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	24.2%
Oil, Gas & Consumable Fuels	8.6
Metals & Mining	8.3
Electronic Equipment, Instruments & Components	7.6
Internet Software & Services	6.9
Semiconductors & Semiconductor Equipment	3.6
Technology Hardware, Storage & Peripherals	3.6
Chemicals	3.4
Insurance	2.7
Airlines	2.3
Electric Utilities	2.2
Automobiles	2.0
Wireless Telecommunication Services	1.9
Household Durables	1.6
Software	1.6
IT Services	1.4
Communications Equipment	1.4
Paper & Forest Products	1.4
Diversified Financial Services	1.3
Food Products	1.2
Tobacco	1.2
Others (each less than 1.0%)	7.5
Short-Term Investment	4.1

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	633	12/2017	USD	35,581	564

					564

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Argentina — 1.4%
261	MercadoLibre, Inc.	62,699

	Australia — 0.5%
4,107	Oil Search Ltd.	23,282

	Brazil — 10.4%
8,231	Ambev SA, ADR	52,102
3,884	BB Seguridade Participacoes SA	32,782
5,580	CCR SA	30,978
3,264	Cielo SA	22,292
1,076	Itau Unibanco Holding SA (Preference)	13,885
4,059	Itau Unibanco Holding SA, ADR	52,000
14,662	Kroton Educacional SA	81,306
6,545	Lojas Renner SA (a)	68,830
846	Marcopolo SA (a)	861
6,582	Marcopolo SA (Preference) (a)	8,008
1,331	Raia Drogasil SA (a)	32,034
2,252	Ultrapar Participacoes SA	53,975
2,410	WEG SA	15,773

		464,826

	China — 26.1%
2,320	AAC Technologies Holdings, Inc.	42,533
1,279	Alibaba Group Holding Ltd., ADR (a)	236,461
15,417	Fuyao Glass Industry Group Co. Ltd., Class A	63,123
8,995	Hangzhou Robam Appliances Co. Ltd., Class A	63,069
2,598	JD.com, Inc., ADR (a)	97,489
387	Kweichow Moutai Co. Ltd., Class A	36,098
9,401	Midea Group Co. Ltd., Class A	72,362
504	New Oriental Education & Technology Group, Inc., ADR	41,993
17,489	Ping An Insurance Group Co. of China Ltd., Class H	153,692
4,591	Shenzhou International Group Holdings Ltd.	39,231
693	TAL Education Group, ADR	19,056
6,561	Tencent Holdings Ltd.	294,889

		1,159,996

	Egypt — 0.7%
6,541	Commercial International Bank Egypt SAE (Registered), GDR	29,860

	Hong Kong — 6.3%
22,769	AIA Group Ltd.	171,572
516	Jardine Matheson Holdings Ltd.	33,037
6,128	Sands China Ltd.	28,908
8,038	Techtronic Industries Co. Ltd.	47,185

		280,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 16.4%
1,781	Asian Paints Ltd.	32,524
3,414	HDFC Bank Ltd.	95,494
945	HDFC Bank Ltd., ADR	87,203
5,831	Housing Development Finance Corp. Ltd.	153,770
2,454	IndusInd Bank Ltd.	61,680
14,965	ITC Ltd.	61,442
2,674	Kotak Mahindra Bank Ltd.	42,343
2,518	Tata Consultancy Services Ltd.	102,075
1,135	Tata Motors Ltd., ADR (a)	37,193
799	UltraTech Cement Ltd.	54,323

		728,047

	Indonesia — 2.8%
71,409	Astra International Tbk. PT	42,122
35,605	Bank Central Asia Tbk. PT	54,848
23,402	Bank Rakyat Indonesia Persero Tbk. PT	26,924

		123,894

	Mexico — 2.2%
9,980	Becle SAB de CV (a)	15,939
8,736	Grupo Financiero Banorte SAB de CV, Class O	51,763
6,086	Infraestructura Energetica Nova SAB de CV	31,047

		98,749

	Panama — 1.1%
405	Copa Holdings SA, Class A	49,888

	Peru — 1.5%
310	Credicorp Ltd.	64,888

	Russia — 4.1%
446	Magnit PJSC	58,601
146	Magnit PJSC, Reg. S, GDR	4,122
36,641	Sberbank of Russia PJSC	121,415

		184,138

	South Africa — 6.2%
4,435	Bid Corp. Ltd.	97,555
3,896	Bidvest Group Ltd. (The)	47,298
336	Capitec Bank Holdings Ltd.	22,313
9,029	FirstRand Ltd.	32,773
1,734	Mr Price Group Ltd.	21,486
706	Remgro Ltd.	10,680
8,806	Sanlam Ltd.	44,077

		276,182

	South Korea — 5.4%
182	Netmarble Games Corp., Reg. S (a) (e)	28,202
99	Samsung Biologics Co. Ltd., Reg. S (a) (e)	34,074

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	South Korea — continued
72	Samsung Electronics Co. Ltd.	177,155

		239,431

	Spain — 0.6%
3,396	Prosegur Cia de Seguridad SA	25,917

	Taiwan — 7.6%
3,928	Delta Electronics, Inc.	18,900
423	Largan Precision Co. Ltd.	80,184
5,867	President Chain Store Corp.	52,756
4,448	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	188,279

		340,119

	Thailand — 0.8%
5,132	Kasikornbank PCL, NVDR	33,988

	Turkey — 0.3%
1,037	Ford Otomotiv Sanayi A/S	14,648

	United States — 2.4%
627	EPAM Systems, Inc. (a)	57,136
187	Luxoft Holding, Inc. (a)	8,728
996	Yum China Holdings, Inc. (a)	40,197

		106,061

	Total Common Stocks (Cost $3,001,631)	4,307,315

NUMBER OF WARRANTS
Warrants — 0.6%
	United States — 0.6%
	Almarai Co.
1,597	expiring 07/11/2019 (Strike Price $1.00) (a)	23,268
90	expiring 07/20/2020 (Strike Price $1.00) (a)	1,314

	Total Warrants (Cost $30,284)	24,582

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
128,728	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92%, (b) (l) (Cost $128,728)	128,728

	Total Investments — 100.3% (Cost $3,160,643)	4,460,625
	Liabilities in Excess of Other Assets — (0.3)%	(12,737)

	NET ASSETS — 100.0%	$4,447,888

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.0%
Internet Software & Services	13.3
Insurance	9.0
Food & Staples Retailing	5.5
IT Services	4.3
Semiconductors & Semiconductor Equipment	4.2
Household Durables	4.1
Technology Hardware, Storage & Peripherals	4.0
Thrifts & Mortgage Finance	3.4
Diversified Consumer Services	3.2
Electronic Equipment, Instruments & Components	3.2
Beverages	2.3
Internet & Direct Marketing Retail	2.2
Automobiles	2.1
Industrial Conglomerates	1.8
Oil, Gas & Consumable Fuels	1.7
Hotels, Restaurants & Leisure	1.6
Multiline Retail	1.5
Auto Components	1.4
Tobacco	1.4
Construction Materials	1.2
Airlines	1.1
Diversified Financial Services	1.0
Others (each less than 1.0%)	6.6
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Australia — 2.5%
114	AGL Energy Ltd.	2,213
1,184	Alumina Ltd.	2,124
332	Amcor Ltd.	4,032
531	AMP Ltd.	2,024
306	APA Group	2,009
74	Aristocrat Leisure Ltd.	1,334
24	ASX Ltd.	996
709	Aurizon Holdings Ltd.	2,814
693	Australia & New Zealand Banking Group Ltd.	15,899
86	Bendigo & Adelaide Bank Ltd.	747
703	BHP Billiton Ltd.	14,475
131	BHP Billiton plc	2,366
237	Boral Ltd.	1,302
337	Brambles Ltd.	2,446
82	Caltex Australia Ltd.	2,144
96	Challenger Ltd.	984
240	Coca-Cola Amatil Ltd.	1,498
19	Cochlear Ltd.	2,615
369	Commonwealth Bank of Australia	21,975
187	Computershare Ltd.	2,230
10	Crown Resorts Ltd.	90
99	CSL Ltd.	10,536
228	Dexus	1,708
165	Fortescue Metals Group Ltd.	587
449	Goodman Group	2,879
152	GPT Group (The)	595
274	Incitec Pivot Ltd.	805
405	Insurance Australia Group Ltd.	2,037
121	LendLease Group	1,502
75	Macquarie Group Ltd.	5,694
487	Medibank Pvt Ltd.	1,145
1,448	Mirvac Group	2,677
611	National Australia Bank Ltd.	15,297
157	Newcrest Mining Ltd.	2,680
357	Oil Search Ltd.	2,025
130	Orica Ltd.	2,080
333	Origin Energy Ltd. (a)	2,031
370	Qantas Airways Ltd.	1,748
391	QBE Insurance Group Ltd.	3,206
40	Ramsay Health Care Ltd.	2,072
25	REA Group Ltd.	1,366
317	Santos Ltd.	1,095
1,503	Scentre Group	4,633
6	SEEK Ltd.	87
54	Sonic Healthcare Ltd.	895

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — continued
1,438	South32 Ltd.	3,756
544	Stockland	1,884
377	Suncorp Group Ltd.	3,921
380	Sydney Airport	2,070
341	Tabcorp Holdings Ltd.	1,173
247	Tatts Group Ltd.	791
954	Telstra Corp. Ltd.	2,589
175	TPG Telecom Ltd.	724
545	Transurban Group	5,065
110	Treasury Wine Estates Ltd.	1,317
634	Vicinity Centres	1,289
237	Wesfarmers Ltd.	7,592
278	Westfield Corp.	1,657
711	Westpac Banking Corp.	18,005
156	Woodside Petroleum Ltd.	3,685
328	Woolworths Ltd.	6,509

		217,724

	Austria — 0.1%
272	Erste Group Bank AG (a)	11,660

	Belgium — 0.5%
136	Anheuser-Busch InBev SA/NV	16,626
166	KBC Group NV	13,785
80	UCB SA	5,843
147	Umicore SA	6,571

		42,825

	Bermuda — 0.1%
93	Marvell Technology Group Ltd.	1,719
124	XL Group Ltd.	5,021

		6,740

	Canada — 3.3%
52	Agnico Eagle Mines Ltd.	2,325
33	Agrium, Inc.	3,544
104	Alimentation Couche-Tard, Inc., Class B	4,886
85	ARC Resources Ltd.	1,031
155	Bank of Montreal	11,870
280	Bank of Nova Scotia (The)	18,096
275	Barrick Gold Corp.	3,980
36	BCE, Inc.	1,678
221	Brookfield Asset Management, Inc., Class A	9,263
98	Canadian Imperial Bank of Commerce	8,625
188	Canadian National Railway Co.	15,106
270	Canadian Natural Resources Ltd.	9,431
36	Canadian Pacific Railway Ltd.	6,230
17	Canadian Tire Corp. Ltd., Class A	2,108

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Canada — continued
209	Cenovus Energy, Inc.	2,027
55	CGI Group, Inc., Class A (a)	2,910
5	Constellation Software, Inc.	2,678
126	Crescent Point Energy Corp.	1,033
29	Dollarama, Inc.	3,197
194	Enbridge, Inc.	7,456
211	Encana Corp.	2,471
6	Fairfax Financial Holdings Ltd.	2,909
69	Fortis, Inc.	2,542
43	Franco-Nevada Corp.	3,384
57	Gildan Activewear, Inc.	1,740
198	Goldcorp, Inc.	2,583
73	Great-West Lifeco, Inc.	2,037
73	Imperial Oil Ltd.	2,377
32	Intact Financial Corp.	2,647
84	Inter Pipeline Ltd.	1,702
294	Kinross Gold Corp. (a)	1,162
56	Loblaw Cos. Ltd.	2,888
98	Magna International, Inc.	5,362
486	Manulife Financial Corp.	9,770
59	Metro, Inc.	1,868
82	National Bank of Canada	3,988
60	Open Text Corp.	2,089
93	Pembina Pipeline Corp.	3,083
207	Potash Corp. of Saskatchewan, Inc.	4,024
92	Power Corp. of Canada	2,370
62	Power Financial Corp.	1,726
54	Restaurant Brands International, Inc.	3,497
89	Rogers Communications, Inc., Class B	4,636
336	Royal Bank of Canada	26,252
63	Saputo, Inc.	2,281
101	Shaw Communications, Inc., Class B	2,297
37	SNC-Lavalin Group, Inc.	1,657
152	Sun Life Financial, Inc.	5,916
383	Suncor Energy, Inc.	12,994
133	Teck Resources Ltd., Class B	2,713
85	Thomson Reuters Corp.	3,968
423	Toronto-Dominion Bank (The)	24,063
175	TransCanada Corp.	8,299
62	Waste Connections, Inc.	4,354
103	Wheaton Precious Metals Corp.	2,140

		285,263

	China — 0.1%
981	BOC Hong Kong Holdings Ltd.	4,674
412	Yangzijiang Shipbuilding Holdings Ltd.	476

		5,150

SHARES	SECURITY DESCRIPTION	VALUE($)

	Denmark — 0.6%
41	Chr Hansen Holding A/S	3,551
241	Danske Bank A/S	9,213
546	Novo Nordisk A/S, Class B	27,189
94	Pandora A/S	8,882
942	TDC A/S	5,572

		54,407

	Finland — 0.2%
106	Cargotec OYJ, Class B	6,273
474	Outokumpu OYJ	4,484
279	Stora Enso OYJ, Class R	4,363
199	UPM-Kymmene OYJ	5,975

		21,095

	France — 4.3%
203	Accor SA	10,143
187	Air Liquide SA	23,844
211	Airbus SE	21,621
86	Arkema SA	10,811
946	AXA SA	28,549
395	BNP Paribas SA	30,865
82	Capgemini SE	9,936
28	Cie Generale des Etablissements Michelin	4,101
40	Kering	18,390
23	L’Oreal SA	5,039
47	LVMH Moet Hennessy Louis Vuitton SE	14,065
1,472	Natixis SA	11,547
105	Pernod Ricard SA	15,784
265	Peugeot SA	6,291
128	Renault SA	12,738
324	Sanofi	30,644
293	Schneider Electric SE (a)	25,786
110	Sodexo SA	13,958
129	Thales SA	13,393
724	TOTAL SA	40,355
6	Unibail-Rodamco SE	1,593
180	Vinci SA	17,657
162	Vivendi SA	4,017

		371,127

	Germany — 3.5%
88	adidas AG	19,684
46	Allianz SE (Registered)	10,727
140	BASF SE	15,364
137	Bayer AG (Registered)	17,853
96	Bayerische Motoren Werke AG	9,818
97	Brenntag AG	5,480

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Germany — continued
68	Continental AG	17,358
115	Daimler AG (Registered)	9,581
58	Deutsche Post AG (Registered)	2,650
691	Deutsche Telekom AG (Registered)	12,515
188	Fresenius SE & Co. KGaA	15,740
89	Henkel AG & Co. KGaA (Preference)	12,445
519	Infineon Technologies AG	14,346
32	Linde AG (a)	6,877
68	Merck KGaA	7,245
78	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	17,531
341	SAP SE	38,939
217	Siemens AG (Registered)	31,099
1,335	Telefonica Deutschland Holding AG	6,809
104	Volkswagen AG (Preference)	19,013
198	Vonovia SE	8,764

		299,838

	Hong Kong — 1.2%
2,635	AIA Group Ltd.	19,858
67	ASM Pacific Technology Ltd.	982
41	Bank of East Asia Ltd. (The)	180
464	CK Asset Holdings Ltd.	3,817
703	CK Hutchison Holdings Ltd.	8,927
220	CK Infrastructure Holdings Ltd.	1,911
483	CLP Holdings Ltd.	4,916
586	Galaxy Entertainment Group Ltd.	3,996
59	Hang Lung Properties Ltd.	136
220	Hang Seng Bank Ltd.	5,205
385	Henderson Land Development Co. Ltd.	2,514
556	HKT Trust & HKT Ltd.	679
2,121	Hong Kong & China Gas Co. Ltd.	4,021
240	Hong Kong Exchanges & Clearing Ltd.	6,690
243	Hongkong Land Holdings Ltd.	1,763
2,431	Hutchison Port Holdings Trust	1,045
195	I-CABLE Communications Ltd. (a)	6
21	Jardine Matheson Holdings Ltd.	1,313
342	Kerry Properties Ltd.	1,539
1,756	Li & Fung Ltd.	885
394	Link REIT	3,313
220	MTR Corp. Ltd.	1,275
673	New World Development Co. Ltd.	1,003
410	NWS Holdings Ltd.	830
293	Power Assets Holdings Ltd.	2,536
691	Sands China Ltd.	3,259
1,172	Sino Land Co. Ltd.	2,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
381	Sun Hung Kai Properties Ltd.	6,233
204	Swire Pacific Ltd., Class A	2,011
99	Techtronic Industries Co. Ltd.	578
1,040	WH Group Ltd., Reg. S (e)	1,053
381	Wharf Holdings Ltd. (The)	3,470
352	Wheelock & Co. Ltd.	2,452
249	Yue Yuen Industrial Holdings Ltd.	954

		101,370

	Ireland — 0.3%
258	CRH plc	9,728
141	James Hardie Industries plc, CDI	2,152
114	Ryanair Holdings plc, ADR (a)	12,814

		24,694

	Israel — 0.0% (g)
155	Teva Pharmaceutical Industries Ltd., ADR	2,136

	Italy — 0.8%
452	Atlantia SpA	14,723
3,826	Enel SpA	23,724
160	Eni SpA	2,619
644	Intesa Sanpaolo SpA	2,165
1,640	Snam SpA	8,376
740	UniCredit SpA (a)	14,136

		65,743

	Japan — 8.8%
57	AEON Financial Service Co. Ltd.	1,229
80	Aeon Mall Co. Ltd.	1,432
227	Ajinomoto Co., Inc.	4,565
61	Alfresa Holdings Corp.	1,156
245	Amada Holdings Co. Ltd.	3,049
23	ANA Holdings, Inc.	880
166	Asahi Group Holdings Ltd.	7,575
347	Asahi Kasei Corp.	4,202
181	Astellas Pharma, Inc.	2,412
123	Bandai Namco Holdings, Inc.	4,212
217	Bridgestone Corp.	10,381
192	Canon, Inc.	7,198
11	Central Japan Railway Co.	1,944
29	Chugai Pharmaceutical Co. Ltd.	1,364
49	Coca-Cola Bottlers Japan, Inc.	1,704
765	Concordia Financial Group Ltd.	4,049
34	Dai Nippon Printing Co. Ltd.	803
338	Daicel Corp.	4,214
336	Dai-ichi Life Holdings, Inc.	6,425
292	Daiichi Sankyo Co. Ltd.	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
84		Daikin Industries Ltd.	9,272
20		Daito Trust Construction Co. Ltd.	3,514
223		Daiwa House Industry Co. Ltd.	8,177
—	(h)	Daiwa House REIT Investment Corp.	755
120		DeNA Co. Ltd.	2,824
61		Denso Corp.	3,332
66		East Japan Railway Co.	6,381
173		Electric Power Development Co. Ltd.	4,365
32		FANUC Corp.	7,529
8		Fast Retailing Co. Ltd.	2,710
160		Fuji Electric Co. Ltd.	1,159
160		FUJIFILM Holdings Corp.	6,553
601		Fujitsu Ltd.	4,683
54		Hakuhodo DY Holdings, Inc.	751
49		Hankyu Hanshin Holdings, Inc.	1,899
25		Hisamitsu Pharmaceutical Co., Inc.	1,393
21		Hitachi High-Technologies Corp.	891
1,545		Hitachi Ltd.	12,303
492		Honda Motor Co. Ltd.	15,415
66		Hoya Corp.	3,575
318		Hulic Co. Ltd.	3,277
481		ITOCHU Corp.	8,417
280		J Front Retailing Co. Ltd.	4,151
123		Japan Airlines Co. Ltd.	4,200
40		Japan Exchange Group, Inc.	721
77		Japan Post Bank Co. Ltd.	978
—	(h)	Japan Prime Realty Investment Corp.	624
—	(h)	Japan Real Estate Investment Corp.	1,491
1		Japan Retail Fund Investment Corp.	1,184
339		Japan Tobacco, Inc.	11,221
92		JFE Holdings, Inc.	1,969
21		JGC Corp.	351
54		JTEKT Corp.	891
1,380		JXTG Holdings, Inc.	7,127
267		Kansai Electric Power Co., Inc. (The)	3,650
83		Kao Corp.	5,010
134		Kawasaki Heavy Industries Ltd.	4,689
323		KDDI Corp.	8,608
34		Keikyu Corp.	693
29		Keyence Corp.	15,879
21		Kintetsu Group Holdings Co. Ltd.	823
259		Kirin Holdings Co. Ltd.	6,205
192		Komatsu Ltd.	6,261
11		Kose Corp.	1,386
43		Kubota Corp.	805

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
13		Kyocera Corp.	896
248		Kyowa Hakko Kirin Co. Ltd.	4,574
80		Kyushu Electric Power Co., Inc.	914
155		M3, Inc.	4,608
45		Mabuchi Motor Co. Ltd.	2,372
195		Marubeni Corp.	1,304
264		Marui Group Co. Ltd.	4,037
334		Mazda Motor Corp.	4,817
809		Mebuki Financial Group, Inc.	3,375
352		Mitsubishi Chemical Holdings Corp.	3,674
478		Mitsubishi Corp.	11,184
609		Mitsubishi Electric Corp.	10,417
88		Mitsubishi Estate Co. Ltd.	1,596
103		Mitsubishi Tanabe Pharma Corp.	2,267
3,152		Mitsubishi UFJ Financial Group, Inc.	21,379
253		Mitsubishi UFJ Lease & Finance Co. Ltd.	1,335
326		Mitsui & Co. Ltd.	4,869
166		Mitsui Chemicals, Inc.	5,116
32		Mitsui Fudosan Co. Ltd.	735
3,169		Mizuho Financial Group, Inc.	5,757
38		MS&AD Insurance Group Holdings, Inc.	1,284
45		Murata Manufacturing Co. Ltd.	7,119
192		NGK Insulators Ltd.	3,798
197		NGK Spark Plug Co. Ltd.	4,500
86		NH Foods Ltd.	2,474
83		Nidec Corp.	10,984
26		Nintendo Co. Ltd.	10,009
—	(h)	Nippon Building Fund, Inc.	1,547
—	(h)	Nippon Prologis REIT, Inc.	540
265		Nippon Steel & Sumitomo Metal Corp.	6,346
227		Nippon Telegraph & Telephone Corp.	10,951
140		Nippon Yusen KK	2,963
641		Nissan Motor Co. Ltd.	6,231
19		Nisshin Seifun Group, Inc.	330
26		Nitori Holdings Co. Ltd.	3,750
54		Nitto Denko Corp.	5,049
495		Nomura Holdings, Inc.	2,832
1		Nomura Real Estate Master Fund, Inc.	925
57		Nomura Research Institute Ltd.	2,425
118		NSK Ltd.	1,692
359		NTT DOCOMO, Inc.	8,682
134		Obayashi Corp.	1,760
92		Olympus Corp.	3,409
246		Ono Pharmaceutical Co. Ltd.	5,636
84		Oriental Land Co. Ltd.	6,687

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
506	ORIX Corp.	8,703
64	Otsuka Corp.	4,363
163	Otsuka Holdings Co. Ltd.	6,788
561	Panasonic Corp.	8,463
215	Rakuten, Inc.	2,295
126	Recruit Holdings Co. Ltd.	3,084
215	Resona Holdings, Inc.	1,159
65	Rohm Co. Ltd.	6,013
6	Ryohin Keikaku Co. Ltd.	1,682
61	Santen Pharmaceutical Co. Ltd.	961
200	Seibu Holdings, Inc.	3,579
263	Sekisui House Ltd.	4,920
200	Seven & i Holdings Co. Ltd.	8,069
53	Shimadzu Corp.	1,110
11	Shimano, Inc.	1,464
346	Shimizu Corp.	4,073
77	Shin-Etsu Chemical Co. Ltd.	8,152
40	Shionogi & Co. Ltd.	2,159
32	Shiseido Co. Ltd.	1,299
343	Shizuoka Bank Ltd. (The)	3,338
14	SMC Corp.	5,471
209	SoftBank Group Corp.	18,504
60	Sompo Holdings, Inc.	2,416
349	Sony Corp.	14,600
27	Stanley Electric Co. Ltd.	993
72	Start Today Co. Ltd.	1,958
32	Subaru Corp.	1,088
533	Sumitomo Chemical Co. Ltd.	3,746
345	Sumitomo Electric Industries Ltd.	5,865
126	Sumitomo Metal Mining Co. Ltd.	4,963
386	Sumitomo Mitsui Financial Group, Inc.	15,468
143	Sumitomo Mitsui Trust Holdings, Inc.	5,644
172	Sumitomo Realty & Development Co. Ltd.	5,761
20	Sundrug Co. Ltd.	870
77	Suntory Beverage & Food Ltd.	3,557
11	Suzuken Co. Ltd.	386
144	Suzuki Motor Corp.	7,898
160	T&D Holdings, Inc.	2,498
120	Takeda Pharmaceutical Co. Ltd.	6,772
109	THK Co. Ltd.	3,965
61	Tohoku Electric Power Co., Inc.	794
195	Tokio Marine Holdings, Inc.	8,384
282	Tokyo Electric Power Co. Holdings, Inc. (a)	1,159
46	Tokyo Electron Ltd.	8,064
69	Tokyo Gas Co. Ltd.	1,711

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
301	Tokyo Tatemono Co. Ltd.	4,224
347	Tokyu Corp.	5,242
134	Toppan Printing Co. Ltd.	1,363
523	Toray Industries, Inc.	5,297
49	Toyota Industries Corp.	2,998
573	Toyota Motor Corp.	35,535
27	Toyota Tsusho Corp.	978
7	Trend Micro, Inc.	349
1	United Urban Investment Corp.	774
49	West Japan Railway Co.	3,434
192	Yahoo Japan Corp.	859
217	Yamada Denki Co. Ltd.	1,154
77	Yamato Holdings Co. Ltd.	1,581

		758,732

	Jersey — 0.0% (g)
49	Randgold Resources Ltd.	4,812

	Luxembourg — 0.1%
367	ArcelorMittal (a)	10,523

	Macau — 0.0% (g)
316	Wynn Macau Ltd.	812

	Netherlands — 2.3%
150	ASML Holding NV	27,082
140	ASR Nederland NV	5,733
120	Heineken Holding NV	11,145
39	Heineken NV	3,784
1,537	ING Groep NV	28,398
894	Koninklijke Ahold Delhaize NV	16,820
2,580	Koninklijke KPN NV	8,879
100	Koninklijke Philips NV	4,060
260	NN Group NV	10,880
1,393	Royal Dutch Shell plc, Class A	43,865
918	Royal Dutch Shell plc, Class B	29,561
131	Wolters Kluwer NV	6,427

		196,634

	New Zealand — 0.1%
346	Auckland International Airport Ltd.	1,475
239	Contact Energy Ltd.	942
262	Fletcher Building Ltd.	1,323
130	Ryman Healthcare Ltd.	827
662	Spark New Zealand Ltd.	1,669

		6,236

	Norway — 0.1%
942	Norsk Hydro ASA	7,286

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Singapore — 0.4%
556	Ascendas REIT	1,119
911	CapitaLand Ltd.	2,452
379	CapitaLand Mall Trust	562
390	ComfortDelGro Corp. Ltd.	578
491	DBS Group Holdings Ltd.	8,201
771	Genting Singapore plc	690
17	Jardine Cycle & Carriage Ltd.	483
449	Keppel Corp. Ltd.	2,473
852	Oversea-Chinese Banking Corp. Ltd.	7,441
79	Singapore Exchange Ltd.	447
153	Singapore Press Holdings Ltd.	304
1,756	Singapore Telecommunications Ltd.	4,833
272	United Overseas Bank Ltd.	4,919
659	Wilmar International Ltd.	1,639

		36,141

	Spain — 1.4%
23	Aena SME SA, Reg. S (e)	4,142
317	Banco Bilbao Vizcaya Argentaria SA	2,772
4,441	Banco Santander SA	30,107
3,059	Iberdrola SA	24,717
490	Industria de Diseno Textil SA	18,314
579	Red Electrica Corp. SA	12,813
688	Repsol SA	12,896
1,547	Telefonica SA	16,224

		121,985

	Sweden — 0.6%
517	Assa Abloy AB, Class B	10,893
748	Sandvik AB	13,654
978	Skandinaviska Enskilda Banken AB, Class A	12,049
1,121	Svenska Handelsbanken AB, Class A	16,069

		52,665

	Switzerland — 2.8%
410	ABB Ltd. (Registered)	10,709
125	Adecco Group AG (Registered) (a)	9,878
26	Cie Financiere Richemont SA (Registered)	2,412
1,010	Credit Suisse Group AG (Registered) (a)	15,914
183	Ferguson plc	12,782
657	Glencore plc	3,171
307	LafargeHolcim Ltd. (Registered) (a)	17,347
37	Lonza Group AG (Registered) (a)	9,961
749	Nestle SA (Registered)	63,062
507	Novartis AG (Registered)	41,843
183	Roche Holding AG	42,278
485	UBS Group AG (Registered) (a)	8,247

SHARES	SECURITY DESCRIPTION	VALUE($)

	Switzerland — continued
27	Zurich Insurance Group AG	8,224

		245,828

	United Kingdom — 5.7%
793	3i Group plc	10,123
191	AstraZeneca plc	12,926
1,548	Aviva plc	10,386
515	BAE Systems plc	4,060
852	Barratt Developments plc	7,405
2,539	BP plc	17,224
590	British American Tobacco plc	38,103
1,912	BT Group plc	6,586
584	Burberry Group plc	14,754
563	Compass Group plc	12,369
903	Diageo plc	30,852
1,028	GlaxoSmithKline plc	18,450
4,011	HSBC Holdings plc	39,172
157	Imperial Brands plc	6,387
135	InterContinental Hotels Group plc	7,483
147	Johnson Matthey plc	6,591
1,159	Legal & General Group plc	4,109
89	Liberty Global plc, Class C (a)	2,667
14,558	Lloyds Banking Group plc	13,196
237	London Stock Exchange Group plc	11,843
1,277	Prudential plc	31,346
99	Reckitt Benckiser Group plc	8,847
402	RELX plc	9,241
110	Rio Tinto Ltd.	5,859
446	Rio Tinto plc	21,093
906	Sage Group plc (The)	8,964
1,517	Standard Chartered plc	15,105
4,085	Taylor Wimpey plc	10,826
678	Unilever NV, CVA	39,396
167	Unilever plc	9,482
11,442	Vodafone Group plc	32,728
273	Whitbread plc	13,393
797	WPP plc	14,082

		495,048

	United States — 58.7%
31	3M Co.	7,106
469	Abbott Laboratories	25,455
71	AbbVie, Inc.	6,374
312	Accenture plc, Class A	44,474
48	Activision Blizzard, Inc.	3,150
259	Adobe Systems, Inc. (a)	45,297
175	Agilent Technologies, Inc.	11,880

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
47	Albemarle Corp.	6,613
160	Alcoa Corp.	7,640
75	Alexion Pharmaceuticals, Inc. (a)	9,007
234	Allegion plc	19,537
140	Allergan plc	24,743
71	Alphabet, Inc., Class A (a)	73,789
88	Alphabet, Inc., Class C (a)	89,206
184	Altria Group, Inc.	11,804
106	Amazon.com, Inc. (a)	117,530
184	American Electric Power Co., Inc.	13,718
274	American Express Co.	26,190
406	American International Group, Inc.	26,230
62	Ameriprise Financial, Inc.	9,682
35	AmerisourceBergen Corp.	2,724
30	Amgen, Inc.	5,257
177	Anadarko Petroleum Corp.	8,717
352	Analog Devices, Inc.	32,094
33	Antero Resources Corp. (a)	641
58	Anthem, Inc.	12,030
1,232	Apple, Inc.	208,325
40	Aramark	1,728
21	Arrow Electronics, Inc. (a)	1,726
258	Arthur J Gallagher & Co.	16,342
907	AT&T, Inc.	30,516
23	AutoZone, Inc. (a)	13,276
85	AvalonBay Communities, Inc.	15,393
30	Avery Dennison Corp.	3,150
77	Ball Corp.	3,325
3,095	Bank of America Corp.	84,762
405	Bank of New York Mellon Corp. (The)	20,845
97	Becton Dickinson and Co.	20,153
272	Berkshire Hathaway, Inc., Class B (a)	50,862
89	Best Buy Co., Inc.	4,981
78	Biogen, Inc. (a)	24,251
35	BioMarin Pharmaceutical, Inc. (a)	2,899
38	BlackRock, Inc.	17,675
43	Boeing Co. (The)	11,191
933	Boston Scientific Corp. (a)	26,253
20	Brighthouse Financial, Inc. (a)	1,256
552	Bristol-Myers Squibb Co.	34,029
69	Brixmor Property Group, Inc.	1,202
185	Broadcom Ltd.	48,927
27	Broadridge Financial Solutions, Inc.	2,323
73	CA, Inc.	2,371
63	Cadence Design Systems, Inc. (a)	2,736

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
17	Camden Property Trust	1,538
292	Capital One Financial Corp.	26,907
44	Caterpillar, Inc.	5,966
69	CBRE Group, Inc., Class A (a)	2,719
30	CDK Global, Inc.	1,915
33	CDW Corp.	2,325
181	Celanese Corp., Series A	18,912
320	Celgene Corp. (a)	32,313
38	Centene Corp. (a)	3,600
726	Charles Schwab Corp. (The)	32,565
88	Charter Communications, Inc., Class A (a)	29,425
417	Chevron Corp.	48,345
180	Chubb Ltd.	27,177
154	Cigna Corp.	30,449
20	Cintas Corp.	2,991
586	Cisco Systems, Inc.	20,015
956	Citigroup, Inc.	70,282
380	Citizens Financial Group, Inc.	14,438
325	CMS Energy Corp.	15,710
453	Coca-Cola Co. (The)	20,831
133	Cognizant Technology Solutions Corp., Class A	10,045
64	Colgate-Palmolive Co.	4,506
1,534	Comcast Corp., Class A	55,265
103	Comerica, Inc.	8,059
184	Concho Resources, Inc. (a)	24,657
121	Constellation Brands, Inc., Class A	26,501
23	Continental Resources, Inc. (a)	924
11	Cooper Cos., Inc. (The)	2,552
8	Core Laboratories NV	771
213	Corning, Inc.	6,684
160	Costco Wholesale Corp.	25,768
173	Crown Holdings, Inc. (a)	10,422
139	Danaher Corp.	12,793
201	Deere & Co.	26,751
121	Delphi Automotive plc	12,036
278	Delta Air Lines, Inc.	13,906
185	Diamondback Energy, Inc. (a)	19,867
22	Dick’s Sporting Goods, Inc.	529
66	Digital Realty Trust, Inc.	7,805
246	DISH Network Corp., Class A (a)	11,951
194	Dollar Tree, Inc. (a)	17,711
866	DowDuPont, Inc.	62,620
309	DR Horton, Inc.	13,675
278	Duke Energy Corp.	24,532
88	Duke Realty Corp.	2,511

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
66	DXC Technology Co.	6,002
62	E*TRADE Financial Corp. (a)	2,694
270	Eastman Chemical Co.	24,555
344	Eaton Corp. plc	27,546
152	Edison International	12,188
413	Eli Lilly & Co.	33,878
362	EOG Resources, Inc.	36,159
110	EQT Corp.	6,858
27	Equinix, Inc.	12,694
199	Equity Residential	13,373
16	Essex Property Trust, Inc.	4,086
20	Everest Re Group Ltd.	4,673
217	Exelon Corp.	8,721
88	Extra Space Storage, Inc.	7,180
698	Exxon Mobil Corp.	58,157
14	F5 Networks, Inc. (a)	1,701
643	Facebook, Inc., Class A (a)	115,789
55	Federal Realty Investment Trust	6,602
57	FedEx Corp.	12,759
176	Fidelity National Information Services, Inc.	16,353
62	First Data Corp., Class A (a)	1,104
25	FLIR Systems, Inc.	1,149
32	Foot Locker, Inc.	960
1,042	Ford Motor Co.	12,784
68	Fortive Corp.	4,884
142	General Dynamics Corp.	28,870
1,705	General Electric Co.	34,381
359	Gilead Sciences, Inc.	26,938
33	Global Payments, Inc.	3,391
56	Goldman Sachs Group, Inc. (The)	13,617
190	Halliburton Co.	8,129
392	Hartford Financial Services Group, Inc. (The)	21,584
323	HCP, Inc.	8,333
66	HD Supply Holdings, Inc. (a)	2,342
210	Hilton Worldwide Holdings, Inc.	15,170
41	Hologic, Inc. (a)	1,570
378	Home Depot, Inc. (The)	62,643
331	Honeywell International, Inc.	47,663
962	HP, Inc.	20,734
23	Humana, Inc.	5,822
10	Huntington Ingalls Industries, Inc.	2,249
10	IDEXX Laboratories, Inc. (a)	1,590
56	Illumina, Inc. (a)	11,526
21	Incyte Corp. (a)	2,327
330	Ingersoll-Rand plc	29,241

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
14	Ingredion, Inc.	1,815
426	Intel Corp.	19,386
396	Intercontinental Exchange, Inc.	26,171
196	International Business Machines Corp.	30,159
71	Intuit, Inc.	10,792
473	Johnson & Johnson	65,990
9	Jones Lang LaSalle, Inc.	1,125
823	KeyCorp	15,021
142	Kimberly-Clark Corp.	16,019
439	Kinder Morgan, Inc.	7,945
221	Kraft Heinz Co. (The)	17,074
24	Laboratory Corp. of America Holdings (a)	3,671
25	Lear Corp.	4,395
25	Liberty Broadband Corp., Class C (a)	2,157
25	Liberty Media Corp.-Liberty SiriusXM, Class A (a)	1,055
31	Liberty Property Trust	1,316
49	Lincoln National Corp.	3,725
428	Lowe’s Cos., Inc.	34,204
16	ManpowerGroup, Inc.	2,014
302	Marathon Petroleum Corp.	18,059
3	Martin Marietta Materials, Inc.	603
329	Masco Corp.	13,110
63	Mastercard, Inc., Class A	9,309
60	Maxim Integrated Products, Inc.	3,152
117	McDonald’s Corp.	19,494
82	McKesson Corp.	11,310
157	Medtronic plc	12,628
604	Merck & Co., Inc.	33,288
469	MetLife, Inc.	25,114
241	Microchip Technology, Inc.	22,824
122	Micron Technology, Inc. (a)	5,385
1,928	Microsoft Corp.	160,336
23	Mid-America Apartment Communities, Inc.	2,355
20	Mohawk Industries, Inc. (a)	5,227
273	Molson Coors Brewing Co., Class B	22,082
753	Mondelez International, Inc., Class A	31,214
786	Morgan Stanley	39,306
117	Mylan NV (a)	4,171
31	National Retail Properties, Inc.	1,242
148	Newell Brands, Inc.	6,046
47	Newfield Exploration Co. (a)	1,433
53	Newmont Mining Corp.	1,932
242	NextEra Energy, Inc.	37,464
241	NIKE, Inc., Class B	13,228
461	NiSource, Inc.	12,167

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
204	Norfolk Southern Corp.	26,751
107	Northrop Grumman Corp.	31,660
55	Nuance Communications, Inc. (a)	811
145	NVIDIA Corp.	29,905
372	Occidental Petroleum Corp.	24,017
553	Oracle Corp.	28,152
74	O’Reilly Automotive, Inc. (a)	15,631
131	PACCAR, Inc.	9,415
17	Palo Alto Networks, Inc. (a)	2,547
31	Parker-Hannifin Corp.	5,581
55	Parsley Energy, Inc., Class A (a)	1,452
151	PayPal Holdings, Inc. (a)	10,956
484	PepsiCo, Inc.	53,334
1,815	Pfizer, Inc.	63,641
180	PG&E Corp.	10,395
553	Philip Morris International, Inc.	57,845
171	Pioneer Natural Resources Co.	25,627
26	Plains GP Holdings LP, Class A	532
131	PNC Financial Services Group, Inc. (The)	17,911
16	Priceline Group, Inc. (The) (a)	29,960
335	Procter & Gamble Co. (The)	28,939
124	Prologis, Inc.	7,991
94	Prudential Financial, Inc.	10,433
71	Public Storage	14,638
174	PulteGroup, Inc.	5,255
36	PVH Corp.	4,549
30	Raymond James Financial, Inc.	2,537
55	Realty Income Corp.	2,962
20	Red Hat, Inc. (a)	2,409
14	Reinsurance Group of America, Inc.	2,135
28	Robert Half International, Inc.	1,458
30	Rockwell Automation, Inc.	5,974
7	Rockwell Collins, Inc.	935
221	Ross Stores, Inc.	14,044
156	Royal Caribbean Cruises Ltd.	19,300
35	Sabre Corp.	676
27	SBA Communications Corp. (a)	4,250
39	ServiceNow, Inc. (a)	4,869
6	Sherwin-Williams Co. (The)	2,177
330	Shire plc	16,261
1,333	Sirius XM Holdings, Inc.	7,253
73	Snap-on, Inc.	11,546
8	Spectrum Brands Holdings, Inc.	827
191	Stanley Black & Decker, Inc.	30,906
143	Starbucks Corp.	7,838

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
261	State Street Corp.	23,996
359	SunTrust Banks, Inc.	21,632
26	SVB Financial Group (a)	5,804
33	Synopsys, Inc. (a)	2,859
53	TD Ameritrade Holding Corp.	2,647
224	TE Connectivity Ltd.	20,410
8	Teleflex, Inc.	2,012
17	Tesla, Inc. (a)	5,785
496	Texas Instruments, Inc.	47,912
126	Thermo Fisher Scientific, Inc.	24,363
56	Time Warner, Inc.	5,527
368	TJX Cos., Inc. (The)	25,665
234	T-Mobile US, Inc. (a)	13,984
361	Toll Brothers, Inc.	16,617
581	Twenty-First Century Fox, Inc., Class A	15,192
93	Twenty-First Century Fox, Inc., Class B	2,379
375	Union Pacific Corp.	43,403
18	United Rentals, Inc. (a)	2,479
146	United Technologies Corp.	17,483
10	United Therapeutics Corp. (a)	1,189
342	UnitedHealth Group, Inc.	71,901
51	Unum Group	2,663
54	US Bancorp	2,920
131	Valero Energy Corp.	10,317
224	Vantiv, Inc., Class A (a)	15,670
269	VEREIT, Inc.	2,124
22	VeriSign, Inc. (a)	2,367
635	Verizon Communications, Inc.	30,389
121	Vertex Pharmaceuticals, Inc. (a)	17,664
71	VF Corp.	4,939
632	Visa, Inc., Class A	69,488
100	Vornado Realty Trust	7,452
36	Voya Financial, Inc.	1,439
29	Vulcan Materials Co.	3,512
401	Walgreens Boots Alliance, Inc.	26,573
115	Wal-Mart Stores, Inc.	10,001
472	Walt Disney Co. (The)	46,133
32	Waste Management, Inc.	2,594
1,075	Wells Fargo & Co.	60,367
206	WestRock Co.	12,649
71	Weyerhaeuser Co.	2,560
141	Workday, Inc., Class A (a)	15,612
533	Xcel Energy, Inc.	26,397
48	Xerox Corp.	1,469
72	Yum Brands, Inc.	5,366

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
120	Zimmer Biomet Holdings, Inc.	14,575

		5,084,895

	Total Common Stocks (Cost $6,682,145)	8,531,369

Short-Term Investment — 1.2%
	Investment Company — 1.2%
105,120	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $105,120)	105,120

	Total Investments — 99.7% (Cost $6,787,265)	8,636,489
	Other Assets in Excess of Liabilities — 0.3%	26,971

	NET ASSETS — 100.0%	$8,663,460

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.2%
Oil, Gas & Consumable Fuels	6.0
Pharmaceuticals	5.9
Insurance	4.1
Software	4.0
Internet Software & Services	3.3
Capital Markets	3.2
Semiconductors & Semiconductor Equipment	3.1
IT Services	2.9
Technology Hardware, Storage & Peripherals	2.8
Chemicals	2.8
Beverages	2.6
Electric Utilities	2.5
Media	2.3
Specialty Retail	2.3
Machinery	2.1
Health Care Providers & Services	1.9
Equity Real Estate Investment Trusts (REITs)	1.8
Biotechnology	1.8
Internet & Direct Marketing Retail	1.8
Hotels, Restaurants & Leisure	1.7
Automobiles	1.7
Diversified Telecommunication Services	1.6
Industrial Conglomerates	1.6
Health Care Equipment & Supplies	1.5
Aerospace & Defense	1.5
Food Products	1.5
Tobacco	1.5
Metals & Mining	1.4
Road & Rail	1.3
Food & Staples Retailing	1.3
Textiles, Apparel & Luxury Goods	1.2
Electrical Equipment	1.1
Household Durables	1.1
Wireless Telecommunication Services	1.0
Others (each less than 1.0%)	11.4
Short-Term Investment	1.2

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	1,450	12/2017	EUR	62,195	3,513

					3,513

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
		Austria — 1.8%
1		Erste Group Bank AG (a)	63

		Canada — 1.1%
—	(h)	Canadian Pacific Railway Ltd.	39

		China — 8.0%
—	(h)	Baidu, Inc., ADR (a)	35
36		China Unicom Hong Kong Ltd. (a)	51
—	(h)	CNOOC Ltd., ADR	59
1		JD.com, Inc., ADR (a)	55
10		Ping An Insurance Group Co. of China Ltd., Class H	84

			284

		France — 5.9%
1		Airbus SE	62
2		AXA SA	55
1		Schneider Electric SE (a)	94

			211

		Germany — 2.2%
—	(h)	Linde AG (a)	79

		Hong Kong — 2.2%
11		AIA Group Ltd.	80

		India — 2.1%
1		HDFC Bank Ltd., ADR	74

		Italy — 1.0%
2		UniCredit SpA (a)	35

		Japan — 8.0%
—	(h)	FANUC Corp.	93
4		Inpex Corp.	43
3		Komatsu Ltd.	82
5		Renesas Electronics Corp. (a)	65

			283

		Luxembourg — 1.1%
1		ArcelorMittal (a)	39

		Netherlands — 2.0%
4		Altice NV, Class A (a)	70

		Singapore — 2.0%
4		DBS Group Holdings Ltd.	72

		South Africa — 2.3%
—	(h)	Naspers Ltd., Class N	81

		Switzerland — 4.6%
1		LafargeHolcim Ltd. (Registered) (a)	71
1		Novartis AG (Registered)	92

			163

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — 7.1%
1		British American Tobacco plc	74
19		BT Group plc	67
39		Vodafone Group plc	110

			251

		United States — 47.0%
1		Activision Blizzard, Inc.	51
—	(h)	Allergan plc	42
—	(h)	Alphabet, Inc., Class C (a)	178
—	(h)	Amazon.com, Inc. (a)	82
1		Apple, Inc.	101
1		BioMarin Pharmaceutical, Inc. (a)	53
—	(h)	Broadcom Ltd.	49
—	(h)	Celgene Corp. (a)	36
2		Citigroup, Inc.	119
3		Comcast Corp., Class A	107
1		EQT Corp.	48
—	(h)	Facebook, Inc., Class A (a)	88
—	(h)	First Republic Bank	44
1		Globant SA (a)	25
1		Molson Coors Brewing Co., Class B	57
1		Occidental Petroleum Corp.	82
1		Oracle Corp.	74
1		Pioneer Natural Resources Co.	110
1		Shire plc, ADR	87
2		Synchrony Financial	64
3		Twenty-First Century Fox, Inc., Class A	77
—	(h)	UnitedHealth Group, Inc.	94

			1,668

		Total Common Stocks (Cost $3,281)	3,492

		Total Investments — 98.4% (Cost $3,281)	3,492
		Other Assets in Excess of Liabilities — 1.6%	57

		NET ASSETS — 100.0%	$3,549

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.7%
Oil, Gas & Consumable Fuels	9.8
Media	9.6
Internet Software & Services	8.6
Insurance	6.3
Biotechnology	5.0
Machinery	5.0
Software	4.3
Internet & Direct Marketing Retail	3.9
Pharmaceuticals	3.8
Diversified Telecommunication Services	3.4
Semiconductors & Semiconductor Equipment	3.3
Wireless Telecommunication Services	3.2
Technology Hardware, Storage & Peripherals	2.9
Electrical Equipment	2.7
Health Care Providers & Services	2.7
Chemicals	2.3
Tobacco	2.1
Construction Materials	2.0
Consumer Finance	1.8
Aerospace & Defense	1.8
Beverages	1.6
Road & Rail	1.1
Metals & Mining	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
	Australia — 1.2%
1,574	BHP Billiton Ltd.	32,414
768	BHP Billiton plc	13,914

		46,328

	Belgium — 1.2%
400	Anheuser-Busch InBev SA/NV	49,104

	China — 3.5%
147	Baidu, Inc., ADR (a)	35,976
5,578	China Overseas Land & Investment Ltd.	18,112
30,300	CNOOC Ltd.	41,372
5,238	Ping An Insurance Group Co. of China Ltd., Class H	46,031

		141,491

	Denmark — 1.2%
924	Novo Nordisk A/S, Class B	46,008

	France — 13.3%
842	Accor SA	41,992
1,805	AXA SA	54,491
922	BNP Paribas SA	71,938
226	Essilor International SA	28,642
305	Imerys SA	27,732
175	LVMH Moet Hennessy Louis Vuitton SE	52,310
2,804	Orange SA	46,057
329	Pernod Ricard SA	49,390
543	Safran SA	57,145
535	Sanofi	50,645
602	Schneider Electric SE (a)	52,853

		533,195

	Germany — 9.9%
298	Allianz SE (Registered)	69,570
446	Bayer AG (Registered)	58,027
246	Continental AG	62,482
374	Fresenius Medical Care AG & Co. KGaA	36,223
252	Henkel AG & Co. KGaA (Preference)	35,416
267	Linde AG (a)	57,453
689	SAP SE	78,720

		397,891

	Hong Kong — 4.5%
8,359	AIA Group Ltd.	62,986
5,219	CK Asset Holdings Ltd.	42,952
3,967	CK Hutchison Holdings Ltd.	50,388
5,110	Sands China Ltd.	24,105

		180,431

SHARES	SECURITY DESCRIPTION	VALUE($)
	India — 1.1%
489	HDFC Bank Ltd., ADR	45,171

	Indonesia — 0.6%
40,823	Astra International Tbk. PT	24,080

	Japan — 20.1%
358	Daikin Industries Ltd.	39,541
240	FANUC Corp.	56,141
1,838	Honda Motor Co. Ltd.	57,594
3,680	Inpex Corp.	39,397
1,224	Japan Tobacco, Inc.	40,508
1,490	KDDI Corp.	39,700
78	Keyence Corp.	43,530
1,674	Komatsu Ltd.	54,699
3,182	Kubota Corp.	59,869
999	Makita Corp.	41,846
1,362	Mitsui Fudosan Co. Ltd.	31,790
391	Nidec Corp.	52,036
301	Nitto Denko Corp.	27,999
572	Shin-Etsu Chemical Co. Ltd.	60,271
141	SMC Corp.	53,979
1,666	Sumitomo Mitsui Financial Group, Inc.	66,733
220	Tokyo Electron Ltd.	38,720

		804,353

	Macau — 0.6%
10,009	Wynn Macau Ltd.	25,697

	Netherlands — 6.3%
377	Akzo Nobel NV	34,048
326	ASML Holding NV	58,897
3,565	ING Groep NV	65,879
2,989	Royal Dutch Shell plc, Class A	94,093

		252,917

	Singapore — 1.2%
2,921	DBS Group Holdings Ltd.	48,778

	South Africa — 1.0%
155	Naspers Ltd., Class N	37,840

	South Korea — 2.7%
95	Hyundai Mobis Co. Ltd.	22,511
70	Samsung Electronics Co. Ltd., GDR (e)	85,791

		108,302

	Spain — 1.5%
6,812	Banco Bilbao Vizcaya Argentaria SA	59,570

	Sweden — 1.5%
1,349	Atlas Copco AB, Class A	59,141

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — 10.5%
1,260	ABB Ltd. (Registered)	32,902
595	Cie Financiere Richemont SA (Registered)	54,880
10,563	Glencore plc (a)	50,947
835	LafargeHolcim Ltd. (Registered) (a)	47,132
930	Novartis AG (Registered)	76,741
191	Roche Holding AG	44,170
3,755	UBS Group AG (Registered) (a)	63,879
167	Zurich Insurance Group AG	51,080

		421,731

	Taiwan — 1.1%
1020	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	43,194

	United Kingdom — 15.7%
1,022	British American Tobacco plc	66,008
1,814	Burberry Group plc	45,806
4,681	Meggitt plc	32,224
862	Persimmon plc	32,080
3,411	Prudential plc	83,721
1,655	RELX NV	37,375
703	Rio Tinto Ltd.	37,435
543	Rio Tinto plc	25,655
4,669	Standard Chartered plc (a)	46,504
975	TechnipFMC plc (a)	26,518
865	Travis Perkins plc	17,470
1,551	Unilever plc	87,913
19,740	Vodafone Group plc	56,462
1,810	WPP plc	31,999

		627,170

	United States — 0.7%
600	Shire plc	29,568

	Total Common Stocks (Cost $3,006,098)	3,981,960

Short-Term Investment — 0.6%
	Investment Company — 0.6%
24,698	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $24,698)	24,698

	Total Investments — 100.0% (Cost $3,030,796)	4,006,658
	Other Assets in Excess of Liabilities — 0.0% (g)	433

	NET ASSETS — 100.0%	$4,007,091

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.1%
Insurance	9.2
Machinery	8.1
Pharmaceuticals	6.9
Chemicals	4.5
Oil, Gas & Consumable Fuels	4.4
Metals & Mining	4.0
Textiles, Apparel & Luxury Goods	3.8
Semiconductors & Semiconductor Equipment	3.5
Electrical Equipment	3.4
Tobacco	2.7
Beverages	2.5
Wireless Telecommunication Services	2.4
Real Estate Management & Development	2.3
Hotels, Restaurants & Leisure	2.3
Aerospace & Defense	2.2
Personal Products	2.2
Technology Hardware, Storage & Peripherals	2.1
Auto Components	2.1
Automobiles	2.0
Software	2.0
Construction Materials	1.9
Media	1.7
Capital Markets	1.6
Industrial Conglomerates	1.3
Diversified Telecommunication Services	1.1
Electronic Equipment, Instruments & Components	1.1
Building Products	1.0
Others (each less than 1.0%)	7.0
Short-Term Investment	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Australia — 0.9%
200	Transurban Group	1,862

	Austria — 0.8%
29	BAWAG Group AG, Reg. S (a) (e)	1,518

	Belgium — 0.9%
14	Anheuser-Busch InBev SA/NV	1,758

	Canada — 1.0%
43	TransCanada Corp.	2,020

	China — 1.6%
2,343	CNOOC Ltd.	3,199

	Czech Republic — 0.6%
379	Moneta Money Bank A/S, Reg. S (e)	1,294

	Denmark — 1.8%
95	Danske Bank A/S	3,627

	Finland — 3.1%
35	Cargotec OYJ, Class B	2,088
139	UPM-Kymmene OYJ	4,172

		6,260

	France — 9.7%
20	Airbus SE	2,089
26	Amundi SA, Reg. S (e)	2,186
26	Cie Generale des Etablissements Michelin	3,705
40	Sanofi	3,755
17	Thales SA	1,771
7	Unibail-Rodamco SE	1,780
43	Vinci SA	4,195

		19,481

	Germany — 10.1%
18	Allianz SE (Registered)	4,117
23	BASF SE	2,539
11	Continental AG	2,924
48	Daimler AG (Registered)	3,980
22	Deutsche Boerse AG	2,281
45	Deutsche Wohnen SE	1,911
17	Siemens AG (Registered)	2,509

		20,261

	Hong Kong — 1.0%
406	Sands China Ltd.	1,917

	Ireland — 0.9%
313	Allied Irish Banks plc	1,863

	Italy — 2.6%
61	Atlantia SpA	2,001

SHARES	SECURITY DESCRIPTION	VALUE($)
	Italy — continued
527	Enel SpA	3,270

		5,271

	Japan — 10.5%
90	Bridgestone Corp.	4,299
104	Daiwa House Industry Co. Ltd.	3,816
40	Japan Airlines Co. Ltd.	1,376
55	Japan Tobacco, Inc.	1,830
128	Mitsubishi Corp.	3,007
621	Mitsubishi UFJ Financial Group, Inc., ADR	4,214
52	Nippon Telegraph & Telephone Corp.	2,524

		21,066

	Netherlands — 7.7%
21	ASML Holding NV	3,710
210	ING Groep NV	3,880
194	Koninklijke Ahold Delhaize NV	3,652
99	NN Group NV	4,160

		15,402

	New Zealand — 1.1%
879	Spark New Zealand Ltd.	2,216

	Norway — 2.8%
172	DNB ASA	3,329
283	Norsk Hydro ASA	2,190

		5,519

	Russia — 3.2%
63	LUKOIL PJSC, ADR	3,349
195	Severstal PJSC, Reg. S, GDR	2,970

		6,319

	Singapore — 1.0%
121	DBS Group Holdings Ltd.	2,016

	South Korea — 2.2%
2	Samsung Electronics Co. Ltd.	4,316

	Spain — 2.0%
509	Iberdrola SA	4,110

	Switzerland — 8.9%
59	Ferguson plc	4,132
431	Glencore plc (a)	2,077
37	LafargeHolcim Ltd. (Registered) (a)	2,065
44	Novartis AG (Registered)	3,618
42	Swiss Re AG	3,929
6	Zurich Insurance Group AG	1,946

		17,767

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Taiwan — 1.3%
63	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,673

	United Kingdom — 22.0%
156	3i Group plc	1,986
69	Berkeley Group Holdings plc	3,406
79	British American Tobacco plc	5,135
58	Diageo plc	1,977
640	Direct Line Insurance Group plc	3,159
196	GlaxoSmithKline plc	3,524
118	HSBC Holdings plc, ADR	5,756
62	Imperial Brands plc	2,524
628	ITV plc	1,373
31	Persimmon plc	1,144
73	Prudential plc	1,803
84	Rio Tinto plc	3,951
219	RSA Insurance Group plc	1,833
181	Sage Group plc (The)	1,792
33	Unilever NV, CVA	1,910
964	Vodafone Group plc	2,759

		44,032

	United States — 1.0%
31	Carnival plc	2,034

	Total Common Stocks (Cost $168,991)	197,801

Short-Term Investment — 1.1%
	Investment Company — 1.1%
2,218	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $2,218)	2,218

	Total Investments — 99.8% (Cost $171,209)	200,019
	Other Assets in Excess of Liabilities — 0.2%	437

	NET ASSETS — 100.0%	$200,456

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.7%
Insurance	10.5
Metals & Mining	5.6
Auto Components	5.5
Pharmaceuticals	5.4
Tobacco	4.7
Oil, Gas & Consumable Fuels	4.3
Electric Utilities	3.7
Trading Companies & Distributors	3.6
Capital Markets	3.2
Semiconductors & Semiconductor Equipment	3.2
Real Estate Management & Development	2.9
Diversified Telecommunication Services	2.4
Household Durables	2.3
Technology Hardware, Storage & Peripherals	2.2
Construction & Engineering	2.1
Paper & Forest Products	2.1
Automobiles	2.0
Hotels, Restaurants & Leisure	2.0
Transportation Infrastructure	1.9
Aerospace & Defense	1.9
Beverages	1.9
Food & Staples Retailing	1.8
Wireless Telecommunication Services	1.4
Chemicals	1.3
Industrial Conglomerates	1.2
Machinery	1.0
Construction Materials	1.0
Personal Products	0.9
Others (each less than 1.0%)	3.2
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	11	USD	14	BNP Paribas	11/20/2017	— (h)
GBP	1,307	USD	1,736	National Australia Bank Ltd.	11/20/2017	1
USD	823	AUD	1,051	Deutsche Bank AG	11/20/2017	19
USD	484	JPY	54,306	Credit Suisse International	11/20/2017	6
Total unrealized appreciation						26
AUD	10,801	USD	8,482	Australia & New Zealand Banking Group Ltd.	11/20/2017	(217)
JPY	908,874	USD	8,116	National Australia Bank Ltd.	11/20/2017	(116)
USD	17,041	GBP	12,839	Standard Chartered Bank	11/20/2017	(21)
Total unrealized depreciation						(354)
Net unrealized depreciation						(328)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.3%
	Australia — 4.6%
381	AMP Ltd.	1,453
2,156	Australia & New Zealand Banking Group Ltd.	49,483
449	BGP Holdings Beneficial (a) (bb)	—	(h)
1,776	BHP Billiton Ltd.	36,559
384	Commonwealth Bank of Australia	22,819
128	CSL Ltd.	13,656
2,778	Dexus	20,800
4,245	Goodman Group	27,220
364	Macquarie Group Ltd.	27,497
641	Wesfarmers Ltd.	20,541
423	Westpac Banking Corp.	10,714

		230,742

	Austria — 0.6%
741	Erste Group Bank AG (a)	31,790

	Belgium — 1.1%
470	Anheuser-Busch InBev SA/NV	57,688

	Denmark — 1.3%
208	Chr Hansen Holding A/S	18,175
896	Novo Nordisk A/S, Class B	44,624

		62,799

	Finland — 1.8%
314	Cargotec OYJ, Class B	18,549
5,132	Nokia OYJ	25,237
2,271	Outokumpu OYJ	21,464
374	Wartsila OYJ Abp	24,092

		89,342

	France — 10.9%
477	Air Liquide SA	60,765
552	Airbus SE	56,659
1,687	AXA SA	50,935
711	BNP Paribas SA	55,488
189	Capgemini SE	22,955
261	Pernod Ricard SA	39,129
395	Renault SA	39,134
562	Sanofi	53,255
606	Schneider Electric SE (a)	53,223
189	Sodexo SA	24,069
1,149	TOTAL SA	64,053
1,255	Vivendi SA	31,165

		550,830

	Germany — 10.0%
119	adidas AG	26,527
36	Allianz SE (Registered)	8,511

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
63	BASF SE	6,926
435	Bayer AG (Registered)	56,523
579	Brenntag AG	32,863
658	Daimler AG (Registered)	54,938
284	Deutsche Boerse AG	29,439
876	Deutsche Post AG (Registered)	40,154
1,703	Deutsche Telekom AG (Registered)	30,839
108	HeidelbergCement AG	11,023
269	Henkel AG & Co. KGaA (Preference)	37,749
1,168	Infineon Technologies AG	32,309
108	Linde AG (a)	23,374
567	SAP SE	64,774
338	Siemens AG (Registered)	48,522

		504,471

	Hong Kong — 2.1%
4,836	AIA Group Ltd.	36,445
1,745	CK Asset Holdings Ltd.	14,362
2,675	CK Hutchison Holdings Ltd.	33,973
99	Hang Seng Bank Ltd.	2,353
254	I-CABLE Communications Ltd. (a)	8
2,269	Wharf Holdings Ltd. (The)	20,669

		107,810

	Ireland — 0.5%
224	Ryanair Holdings plc, ADR (a)	25,131

	Israel — 0.2%
822	Teva Pharmaceutical Industries Ltd., ADR	11,340

	Italy — 2.8%
1,576	Assicurazioni Generali SpA	28,676
717	Atlantia SpA	23,366
7,115	Enel SpA	44,126
20,045	Telecom Italia SpA (a)	17,344
1,401	UniCredit SpA (a)	26,783

		140,295

	Japan — 21.0%
795	Bridgestone Corp.	37,973
154	Central Japan Railway Co.	27,937
302	Daikin Industries Ltd.	33,406
1,079	DMG Mori Co. Ltd.	21,767
360	East Japan Railway Co.	34,922
288	Electric Power Development Co. Ltd.	7,251
3,372	Fujitsu Ltd.	26,278
3,487	Hitachi Ltd.	27,768
1,057	Honda Motor Co. Ltd.	33,136
669	Japan Airlines Co. Ltd.	22,898

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Japan — continued
941		Japan Tobacco, Inc.	31,134
4,588		JXTG Holdings, Inc.	23,691
548		KDDI Corp.	14,603
24		Keyence Corp.	13,103
1,048		Kyowa Hakko Kirin Co. Ltd.	19,341
817		Kyushu Electric Power Co., Inc.	9,313
597		Mabuchi Motor Co. Ltd.	31,322
1,637		Marui Group Co. Ltd.	25,060
858		Mazda Motor Corp.	12,379
777		Medipal Holdings Corp.	14,424
1,287		Mitsubishi Corp.	30,137
7,957		Mitsubishi UFJ Financial Group, Inc.	53,974
1,133		Mitsui Fudosan Co. Ltd.	26,444
524		MS&AD Insurance Group Holdings, Inc.	17,788
1,154		NGK Spark Plug Co. Ltd.	26,342
239		Nidec Corp.	31,823
889		Nippon Telegraph & Telephone Corp.	42,986
—	(h)	Nitori Holdings Co. Ltd.	12
302		Otsuka Corp.	20,553
562		Otsuka Holdings Co. Ltd.	23,456
2,602		Panasonic Corp.	39,289
1,579		Renesas Electronics Corp. (a)	20,416
1,208		Sekisui House Ltd.	22,593
886		Seven & i Holdings Co. Ltd.	35,698
348		Sony Corp.	14,541
966		Sumitomo Mitsui Financial Group, Inc.	38,705
330		Suntory Beverage & Food Ltd.	15,170
495		Tokyo Gas Co. Ltd.	12,352
2,430		Toray Industries, Inc.	24,597
1,147		Toyota Motor Corp.	71,132
1,122		Yamato Holdings Co. Ltd.	22,932

			1,058,646

		Luxembourg — 0.6%
1,026		ArcelorMittal (a)	29,394

		Netherlands — 5.1%
184		ASML Holding NV	33,163
273		Heineken NV	26,578
2,723		ING Groep NV	50,322
653		Koninklijke Philips NV	26,613
304		NN Group NV	12,727
1,437		Royal Dutch Shell plc, Class A	45,225
1,955		Royal Dutch Shell plc, Class B	62,955

			257,583

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — 0.4%
2,450	Norsk Hydro ASA	18,955

	Singapore — 0.9%
2,638	DBS Group Holdings Ltd.	44,055

	Spain — 2.4%
3,793	Banco Santander SA	25,711
5,291	Bankia SA	25,251
4,333	Iberdrola SA	35,012
732	Repsol SA	13,709
1,817	Telefonica SA	19,050

		118,733

	Sweden — 0.7%
2,446	Svenska Handelsbanken AB, Class A	35,064

	Switzerland — 9.1%
378	Cie Financiere Richemont SA (Registered)	34,833
1,364	Credit Suisse Group AG (Registered) (a)	21,501
550	Ferguson plc	38,448
671	LafargeHolcim Ltd. (Registered) (a)	37,859
1,247	Nestle SA (Registered)	104,922
590	Novartis AG (Registered)	48,675
312	Roche Holding AG	72,191
298	Swiss Re AG	28,000
2,083	UBS Group AG (Registered) (a)	35,444
117	Zurich Insurance Group AG	35,656

		457,529

	United Kingdom — 15.4%
1,926	3i Group plc	24,583
327	Associated British Foods plc	14,465
565	AstraZeneca plc	38,228
3,837	Aviva plc	25,739
2,161	Barratt Developments plc	18,790
5,865	BP plc	39,783
1,129	British American Tobacco plc	72,964
1,245	Burberry Group plc	31,439
10,172	Centrica plc	22,941
3,340	Dixons Carphone plc	7,694
2,122	GlaxoSmithKline plc	38,083
7,505	HSBC Holdings plc	73,285
600	InterContinental Hotels Group plc	33,241
9,435	ITV plc	20,624
24,981	Lloyds Banking Group plc	22,644
1,956	Prudential plc	48,010
79	Reckitt Benckiser Group plc	7,070
864	Rio Tinto Ltd.	46,031
186	Rio Tinto plc	8,791

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
3,581	Standard Chartered plc (a)	35,670
6,609	Taylor Wimpey plc	17,515
539	TechnipFMC plc (a)	14,663
480	Unilever NV, CVA	27,898
18,789	Vodafone Group plc	53,744
200	Whitbread plc	9,816
1,218	WPP plc	21,533

		775,244

	United States — 0.8%
843	Shire plc	41,536

	Total Common Stocks (Cost $4,330,440)	4,648,977

PRINCIPAL AMOUNT($)
Corporate Bond — 0.0% (g)
	Materials — 0.0% (g)
	Metals & Mining — 0.0% (g)
BRL 11	Vale SA, Series A6, 0.00% (d) (x) (y) (aa) (bb) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 4.8%
	Investment Company — 4.8%
242,928	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $242,928)	242,928

	Total Investments — 97.1% (Cost $4,573,368)	4,891,905
	Other Assets in Excess of Liabilities — 2.9%	146,797

	NET ASSETS — 100.0%	$5,038,702

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.3%
Pharmaceuticals	8.3
Insurance	6.0
Oil, Gas & Consumable Fuels	5.1
Automobiles	4.3
Metals & Mining	3.3
Diversified Telecommunication Services	2.9
Beverages	2.8
Capital Markets	2.8
Chemicals	2.7
Food Products	2.4
Electrical Equipment	2.4
Household Durables	2.3
Tobacco	2.1
Trading Companies & Distributors	2.1
Textiles, Apparel & Luxury Goods	1.9
Electric Utilities	1.8
Semiconductors & Semiconductor Equipment	1.8
Industrial Conglomerates	1.7
IT Services	1.4
Wireless Telecommunication Services	1.4
Hotels, Restaurants & Leisure	1.4
Software	1.3
Machinery	1.3
Auto Components	1.3
Air Freight & Logistics	1.3
Road & Rail	1.3
Real Estate Management & Development	1.3
Aerospace & Defense	1.2
Food & Staples Retailing	1.1
Biotechnology	1.1
Construction Materials	1.0
Airlines	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Others (each less than 1.0%)	7.6
Short-Term Investment	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	193	11/2017	HKD	34,904	(425)
EURO STOXX 50 Index	2,756	12/2017	EUR	118,214	3,414
FTSE 100 Index	795	12/2017	GBP	78,872	426
TOPIX Index	769	12/2017	JPY	120,224	5,210

					8,625

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stock — 95.3%
	Canada — 2.8%
101	Alimentation Couche-Tard, Inc., Class B	4,736
67	Canadian National Railway Co.	5,392

		10,128

	China — 10.4%
22	Baidu, Inc., ADR (a)	5,324
3,588	China Unicom Hong Kong Ltd. (a)	5,091
5,195	CNOOC Ltd.	7,092
127	JD.com, Inc., ADR (a)	4,757
1,680	Ping An Insurance Group Co. of China Ltd., Class H	14,764

		37,028

	Denmark — 1.4%
100	Novo Nordisk A/S, Class B	4,964

	Finland — 1.7%
92	Wartsila OYJ Abp	5,902

	France — 2.0%
69	Safran SA	7,239

	Germany — 10.7%
73	Bayer AG (Registered)	9,497
41	Continental AG	10,364
101	Delivery Hero AG, Reg. S (a) (e)	4,294
47	Linde AG (a)	10,163
79	Zalando SE, Reg. S (a) (e)	3,998

		38,316

	Hong Kong — 6.7%
1,407	AIA Group Ltd.	10,602
790	CK Asset Holdings Ltd.	6,498
539	CK Hutchison Holdings Ltd.	6,846

		23,946

	India — 2.6%
102	HDFC Bank Ltd., ADR	9,400

	Indonesia — 2.0%
4,634	Bank Central Asia Tbk. PT	7,138

	Italy — 1.9%
351	UniCredit SpA (a)	6,710

	Japan — 11.7%
31	FANUC Corp.	7,225
237	Komatsu Ltd.	7,734
346	Kubota Corp.	6,516
433	ORIX Corp.	7,436
154	Recruit Holdings Co. Ltd.	3,776
88	Shin-Etsu Chemical Co. Ltd.	9,302

		41,989

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 8.8%
426	Altice NV, Class A (a)	8,030
47	ASML Holding NV	8,490
392	ING Groep NV	7,252
182	NN Group NV	7,638

		31,410

	South Africa — 2.0%
29	Naspers Ltd., Class N	7,058

	South Korea — 4.8%
47	Hyundai Motor Co.	6,827
8	Samsung Electronics Co. Ltd., GDR (e)	10,449

		17,276

	Spain — 2.2%
895	Banco Bilbao Vizcaya Argentaria SA	7,830

	Switzerland — 8.0%
60	Cie Financiere Richemont SA (Registered)	5,499
1,572	Glencore plc (a)	7,582
147	LafargeHolcim Ltd. (Registered) (a)	8,277
433	UBS Group AG (Registered) (a)	7,364

		28,722

	United Kingdom — 15.6%
140	British American Tobacco plc	9,029
2,933	ITV plc	6,412
724	Meggitt plc	4,986
237	RELX NV	5,361
147	Rio Tinto plc	6,926
359	Smith & Nephew plc	6,779
200	TechnipFMC plc (a)	5,431
188	Unilever NV, CVA	10,945

		55,869

	Total Common Stocks (Cost $300,460)	340,925

Short-Term Investment — 4.1%
	Investment Company — 4.1%
14,714	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $14,714)	14,714

	Total Investments — 99.4% (Cost $315,174)	355,639
	Other Assets in Excess of Liabilities — 0.6%	1,990

	NET ASSETS — 100.0%	$357,629

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.8%
Insurance	9.3
Machinery	7.7
Media	6.1
Chemicals	5.5
Metals & Mining	4.1
Pharmaceuticals	4.1
Aerospace & Defense	3.4
Personal Products	3.1
Technology Hardware, Storage & Peripherals	2.9
Auto Components	2.9
Internet Software & Services	2.7
Professional Services	2.6
Tobacco	2.5
Internet & Direct Marketing Retail	2.5
Semiconductors & Semiconductor Equipment	2.4
Construction Materials	2.3
Diversified Financial Services	2.1
Capital Markets	2.1
Oil, Gas & Consumable Fuels	2.0
Industrial Conglomerates	1.9
Automobiles	1.9
Health Care Equipment & Supplies	1.9
Real Estate Management & Development	1.8
Textiles, Apparel & Luxury Goods	1.6
Energy Equipment & Services	1.5
Road & Rail	1.5
Diversified Telecommunication Services	1.4
Food & Staples Retailing	1.3
Short-Term Investment	4.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — 98.5%
	Australia — 3.3%
835	Australia & New Zealand Banking Group Ltd.	19,153
1,135	Goodman Group	7,275

		26,428

	Austria — 1.3%
238	Erste Group Bank AG (a)	10,196

	Belgium — 2.3%
106	Anheuser-Busch InBev SA/NV	12,986
64	KBC Group NV	5,323

		18,309

	Canada — 1.4%
233	TransCanada Corp.	11,081

	China — 0.9%
5,170	CNOOC Ltd.	7,059

	Finland — 1.3%
1,053	Outokumpu OYJ	9,957

	France — 15.8%
126	Air Liquide SA	16,001
109	Airbus SE	11,224
595	AXA SA	17,971
217	BNP Paribas SA	16,949
113	Renault SA	11,170
130	Sanofi	12,281
142	Schneider Electric SE (a)	12,508
487	TOTAL SA	27,123

		125,227

	Germany — 7.6%
52	Bayer AG (Registered)	6,804
107	Brenntag AG	6,095
164	Daimler AG (Registered)	13,728
77	Deutsche Boerse AG	7,963
32	HeidelbergCement AG	3,242
218	Infineon Technologies AG	6,043
117	Siemens AG (Registered)	16,764

		60,639

	Ireland — 0.9%
63	Ryanair Holdings plc, ADR (a)	7,036

	Israel — 0.7%
408	Teva Pharmaceutical Industries Ltd., ADR	5,631

	Italy — 3.6%
2,524	Enel SpA	15,656
2,229	Intesa Sanpaolo SpA	7,494

SHARES	SECURITY DESCRIPTION	VALUE($)
	Italy — continued
5,867	Telecom Italia SpA (a)	5,077

		28,227

	Japan — 22.4%
266	Bridgestone Corp.	12,721
88	Daikin Industries Ltd.	9,714
319	DMG Mori Co. Ltd.	6,431
508	Honda Motor Co. Ltd.	15,916
232	Japan Airlines Co. Ltd.	7,941
324	Japan Tobacco, Inc.	10,728
176	Mabuchi Motor Co. Ltd.	9,220
443	Mitsubishi Corp.	10,383
3,217	Mitsubishi UFJ Financial Group, Inc.	21,822
241	Mitsui Fudosan Co. Ltd.	5,630
409	NGK Spark Plug Co. Ltd.	9,329
291	Nippon Telegraph & Telephone Corp.	14,050
135	Otsuka Corp.	9,169
400	Renesas Electronics Corp. (a)	5,175
327	Sumitomo Electric Industries Ltd.	5,559
164	Sumitomo Mitsui Financial Group, Inc.	6,574
208	Sumitomo Mitsui Trust Holdings, Inc.	8,202
68	Toyota Motor Corp.	4,236
244	Yamato Holdings Co. Ltd.	4,983

		177,783

	Luxembourg — 1.4%
391	ArcelorMittal (a)	11,191

	Netherlands — 7.5%
814	ING Groep NV	15,038
227	NN Group NV	9,491
1,114	Royal Dutch Shell plc, Class A	35,057

		59,586

	Norway — 1.0%
1,001	Norsk Hydro ASA	7,744

	Singapore — 1.4%
662	DBS Group Holdings Ltd.	11,051

	South Korea — 1.0%
3	Samsung Electronics Co. Ltd.	7,703

	Spain — 3.0%
367	Banco Santander SA	2,488
1,845	Bankia SA	8,804
1,515	Iberdrola SA	12,245

		23,537

	Sweden — 0.9%
519	Svenska Handelsbanken AB, Class A	7,436

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — continued
	Switzerland — 8.3%
798	Credit Suisse Group AG (Registered) (a)	12,571
114	Ferguson plc	7,953
93	LafargeHolcim Ltd. (Registered) (a)	5,261
132	Novartis AG (Registered)	10,876
31	Roche Holding AG	7,232
90	Swiss Re AG	8,425
46	Zurich Insurance Group AG	13,893

		66,211

	United Kingdom — 11.1%
699	Barratt Developments plc	6,079
1,152	HSBC Holdings plc	11,254
87	InterContinental Hotels Group plc	4,823
3,232	ITV plc	7,066
541	Prudential plc	13,281
229	Rio Tinto plc	10,818
1,301	Standard Chartered plc (a)	12,958
231	TechnipFMC plc (a)	6,279
5,422	Vodafone Group plc	15,510

		88,068

	United States — 1.4%
227	Shire plc	11,188

	Total Common Stocks (Cost $708,994)	781,288

Short-Term Investment — 1.0%
	Investment Company — 1.0%
8,228	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $8,228)	8,228

	Total Investments — 99.5% (Cost $717,222)	789,516
	Other Assets in Excess of Liabilities — 0.5%	4,271

	NET ASSETS — 100.0%	$793,787

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.9%
Oil, Gas & Consumable Fuels	10.2
Insurance	8.0
Automobiles	5.7
Pharmaceuticals	5.4
Metals & Mining	5.0
Electric Utilities	3.5
Auto Components	3.5
Trading Companies & Distributors	3.1
Electrical Equipment	2.8
Capital Markets	2.6
Diversified Telecommunication Services	2.4
Industrial Conglomerates	2.1
Chemicals	2.0
Wireless Telecommunication Services	2.0
Airlines	1.9
Beverages	1.7
Aerospace & Defense	1.4
Semiconductors & Semiconductor Equipment	1.4
Biotechnology	1.4
Tobacco	1.4
Building Products	1.2
IT Services	1.2
Construction Materials	1.1
Technology Hardware, Storage & Peripherals	1.0
Others (each less than 1.0%)	6.1
Short-Term Investment	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	1,810	CHF	2,245	Citibank, NA#	11/22/2017	151
GBP	10,489	USD	13,538	Merrill Lynch International	11/22/2017	401
GBP	4,451	USD	5,740	National Australia Bank Ltd.	11/22/2017	175
GBP	2,792	USD	3,706	State Street Corp.	11/22/2017	4
HKD	159,139	USD	20,390	HSBC Bank, NA	11/22/2017	13
USD	2,334	AUD	2,944	Australia & New Zealand Banking Group Ltd.	11/22/2017	81
USD	12,142	CAD	15,286	Union Bank of Switzerland AG	11/22/2017	291
USD	1,563	CHF	1,524	Credit Suisse International	11/22/2017	33
USD	78	CHF	76	Merrill Lynch International	11/22/2017	1
USD	14,300	CHF	13,750	National Australia Bank Ltd.	11/22/2017	499
USD	1,649	EUR	1,395	BNP Paribas	11/22/2017	22
USD	78,541	EUR	66,578	Citibank, NA	11/22/2017	904
USD	11,802	EUR	10,018	Credit Suisse International	11/22/2017	119
USD	10,890	EUR	9,174	National Australia Bank Ltd.	11/22/2017	193
USD	5,487	JPY	618,910	Merrill Lynch International	11/22/2017	39
USD	9,464	JPY	1,031,420	National Australia Bank Ltd.	11/22/2017	385
USD	6,956	NOK	54,963	Deutsche Bank AG	11/22/2017	223
USD	2,567	SEK	20,614	Citibank, NA	11/22/2017	102
USD	2,351	SEK	19,094	Credit Suisse International	11/22/2017	68
Total unrealized appreciation						3,704
AUD	2,965	USD	2,344	Australia & New Zealand Banking Group Ltd.	11/22/2017	(75)
AUD	2,107	USD	1,669	National Australia Bank Ltd.	11/22/2017	(56)
AUD	30,192	USD	23,859	Standard Chartered Bank	11/22/2017	(757)
CAD	1,368	USD	1,088	National Australia Bank Ltd.	11/22/2017	(28)
CHF	1,937	USD	2,017	Australia & New Zealand Banking Group Ltd.	11/22/2017	(73)
CHF	2,235	USD	2,294	Deutsche Bank AG	11/22/2017	(50)
CHF	11,817	USD	12,291	HSBC Bank, NA	11/22/2017	(431)
CHF	1,608	USD	1,653	TD Bank Financial Group	11/22/2017	(40)
DKK	40,063	USD	6,357	Merrill Lynch International	11/22/2017	(78)
EUR	7,303	USD	8,602	Citibank, NA	11/22/2017	(86)
EUR	1,381	USD	1,634	Deutsche Bank AG	11/22/2017	(23)
EUR	20,870	USD	24,740	National Australia Bank Ltd.	11/22/2017	(402)
EUR	2,929	USD	3,446	Union Bank of Switzerland AG	11/22/2017	(31)
JPY	941,260	USD	8,478	National Australia Bank Ltd.	11/22/2017	(192)
JPY	107,300	USD	988	Standard Chartered Bank	11/22/2017	(44)
JPY	838,521	USD	7,694	State Street Corp.	11/22/2017	(313)
NOK	31,588	EUR	3,379	HSBC Bank, NA#	11/22/2017	(71)
NOK	12,931	USD	1,632	Union Bank of Switzerland AG	11/22/2017	(48)
SEK	141,823	USD	17,556	Citibank, NA	11/22/2017	(597)
USD	3,095	GBP	2,353	National Australia Bank Ltd.	11/22/2017	(32)
USD	3,889	GBP	3,006	Royal Bank of Canada	11/22/2017	(106)
USD	3,114	GBP	2,344	Standard Chartered Bank	11/22/2017	(1)
Total unrealized depreciation						(3,534)
Net unrealized appreciation						170

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2017 of the currency being sold, and the value at October 31, 2017 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Australia — 6.4%
1,199	AGL Energy Ltd.	23,208
1,361	Aristocrat Leisure Ltd.	24,612
514	BlueScope Steel Ltd.	5,056
160	CIMIC Group Ltd.	5,926
1,148	Computershare Ltd.	13,722
99	Flight Centre Travel Group Ltd.	3,540
2,114	Fortescue Metals Group Ltd.	7,517
384	Macquarie Group Ltd.	28,971
2,675	Metcash Ltd.	5,526
263	Monadelphous Group Ltd.	3,417
865	Orica Ltd.	13,860
5,266	Qantas Airways Ltd.	24,852
1,665	Regis Resources Ltd.	4,947
9,113	South32 Ltd.	23,804
5,199	Whitehaven Coal Ltd. (a)	14,860

		203,818

	Austria — 1.2%
249	Erste Group Bank AG (a)	10,681
433	OMV AG	25,986

		36,667

	Belgium — 1.4%
336	KBC Group NV	27,914
376	Proximus SADP	12,476
20	Solvay SA	3,013

		43,403

	China — 0.9%
5,740	BOC Hong Kong Holdings Ltd.	27,352

	Denmark — 4.0%
740	Danske Bank A/S	28,225
120	Dfds A/S	6,959
223	Jyske Bank A/S (Registered)	12,620
586	Novo Nordisk A/S, Class B	29,196
100	Royal Unibrew A/S	5,747
31	Schouw & Co. AB	3,274
254	Sydbank A/S	9,899
116	Topdanmark A/S (a)	4,774
283	Vestas Wind Systems A/S	24,996

		125,690

	Finland — 0.4%
421	UPM-Kymmene OYJ	12,636

	France — 10.1%
801	Air France-KLM (a)	12,540
103	Arkema SA	13,012

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
173	Atos SE	26,827
364	BNP Paribas SA	28,440
223	Capgemini SE	27,149
201	Cie Generale des Etablissements Michelin	29,145
638	Credit Agricole SA	11,138
99	Eurazeo SA	9,203
412	Faurecia	29,980
1,517	Natixis SA	11,899
971	Peugeot SA	23,049
458	Sanofi	43,370
238	Schneider Electric SE (a)	20,939
34	Sopra Steria Group	6,340
73	TOTAL SA	4,095
217	Vinci SA	21,270

		318,396

	Germany — 6.6%
201	Allianz SE (Registered)	46,839
214	Aurubis AG	17,535
310	Covestro AG, Reg. S (e)	29,787
595	Deutsche Lufthansa AG (Registered)	19,112
92	HOCHTIEF AG	16,237
522	Infineon Technologies AG	14,439
563	Innogy SE, Reg. S (e)	26,192
184	Jenoptik AG	6,207
218	RWE AG (a)	5,479
1,010	Uniper SE	28,380

		210,207

	Hong Kong — 1.4%
1,349	CK Asset Holdings Ltd.	11,102
482	Hongkong Land Holdings Ltd.	3,525
1,424	Luk Fook Holdings International Ltd.	6,024
12,957	WH Group Ltd., Reg. S (e)	13,130
10,958	Xinyi Glass Holdings Ltd.	10,619

		44,400

	Israel — 0.7%
199	Check Point Software Technologies Ltd. (a)	23,399

	Italy — 1.1%
5,448	Enel SpA	33,785

	Japan — 23.1%
306	Aeon Mall Co. Ltd.	5,475
269	Aisin Seiki Co. Ltd.	13,919
294	Asahi Glass Co. Ltd.	11,522
412	Bridgestone Corp.	19,658
567	Brother Industries Ltd.	13,792

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Japan — continued
91	Central Japan Railway Co.	16,457
1,876	Fuji Electric Co. Ltd.	13,592
2,699	Hitachi Ltd.	21,493
1,045	ITOCHU Corp.	18,310
1,431	Kajima Corp.	14,842
947	Kansai Electric Power Co., Inc. (The)	12,972
605	KDDI Corp.	16,129
730	Kirin Holdings Co. Ltd.	17,523
188	Koito Manufacturing Co. Ltd.	12,593
667	Kuraray Co. Ltd.	13,134
1,194	Marubeni Corp.	8,005
176	Matsumotokiyoshi Holdings Co. Ltd.	12,650
78	Meitec Corp.	3,805
1,230	Mitsubishi Chemical Holdings Corp.	12,844
636	Mitsubishi Corp.	14,901
872	Mitsubishi Electric Corp.	14,921
4,055	Mitsubishi UFJ Financial Group, Inc.	27,504
850	Mitsubishi UFJ Lease & Finance Co. Ltd.	4,483
496	Mitsui Chemicals, Inc.	15,295
426	MS&AD Insurance Group Holdings, Inc.	14,482
249	Nichias Corp.	3,242
1,031	Nippon Light Metal Holdings Co. Ltd.	3,034
506	Nippon Suisan Kaisha Ltd.	3,098
304	Nippon Telegraph & Telephone Corp.	14,717
179	Nishimatsu Construction Co. Ltd.	5,407
777	NTT DOCOMO, Inc.	18,806
1,218	Obayashi Corp.	15,941
174	Open House Co. Ltd.	6,719
1,011	ORIX Corp.	17,385
1,592	Penta-Ocean Construction Co. Ltd.	10,534
767	Prima Meat Packers Ltd.	5,012
157	SCREEN Holdings Co. Ltd.	12,290
596	Sekisui Chemical Co. Ltd.	12,032
1,221	Shimizu Corp.	14,371
205	Shionogi & Co. Ltd.	11,037
22	SoftBank Group Corp.	1,923
373	Sompo Holdings, Inc.	14,973
558	Sony Corp.	23,352
275	Subaru Corp.	9,508
502	Sumitomo Bakelite Co. Ltd.	4,082
2,012	Sumitomo Chemical Co. Ltd.	14,140
614	Sumitomo Corp.	8,884
468	Sumitomo Mitsui Financial Group, Inc.	18,737
708	Sumitomo Rubber Industries Ltd.	13,438
238	Taiheiyo Cement Corp.	9,497

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
319	Taisei Corp.	17,658
169	Takasago Thermal Engineering Co. Ltd.	2,983
107	Tokyo Electron Ltd.	18,753
805	Tokyo Tatemono Co. Ltd.	11,297
247	Toyota Boshoku Corp.	4,964
426	Toyota Motor Corp.	26,423
172	TS Tech Co. Ltd.	6,156
48	Ulvac, Inc.	3,386
469	Yamaha Motor Co. Ltd.	14,067

		728,147

	Luxembourg — 0.9%
960	ArcelorMittal (a)	27,489

	Netherlands — 5.2%
871	ABN AMRO Group NV, Reg. S, CVA (e)	26,896
537	ASR Nederland NV	22,012
174	Euronext NV, Reg. S (e)	10,349
260	EXOR NV	16,665
2,064	ING Groep NV	38,133
580	Philips Lighting NV, Reg. S (e)	21,971
901	Royal Dutch Shell plc, Class B	29,001

		165,027

	Norway — 0.8%
726	DNB ASA	14,016
609	Marine Harvest ASA (a)	11,895

		25,911

	Singapore — 2.1%
1,772	DBS Group Holdings Ltd.	29,588
3,420	Oversea-Chinese Banking Corp. Ltd.	29,866
556	Venture Corp. Ltd.	7,951

		67,405

	South Africa — 0.7%
889	Mondi plc	21,508

	Spain — 2.0%
304	ACS Actividades de Construccion y Servicios SA	11,981
126	Aena SME SA, Reg. S (e)	23,206
237	Amadeus IT Group SA	16,079
602	Repsol SA	11,277

		62,543

	Sweden — 3.5%
599	Electrolux AB, Series B	21,169
248	Hemfosa Fastigheter AB	3,010
641	Peab AB	6,225
1,132	Sandvik AB	20,655

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Sweden – continued
2,055	Skandinaviska Enskilda Banken AB, Class A	25,325
979	Swedbank AB, Class A	24,298
229	Swedish Match AB	8,618

		109,300

	Switzerland — 10.5%
1,250	ABB Ltd. (Registered)	32,640
326	Adecco Group AG (Registered) (a)	25,889
150	Baloise Holding AG (Registered)	23,657
482	Coca-Cola HBC AG (a)	16,278
18	Flughafen Zurich AG (Registered)	3,948
3	Forbo Holding AG (Registered)	4,161
10	Georg Fischer AG (Registered)	12,837
438	Logitech International SA (Registered)	15,655
626	Nestle SA (Registered)	52,704
739	Novartis AG (Registered)	60,964
190	Roche Holding AG	43,919
4	Sika AG	26,505
35	Swiss Life Holding AG (Registered) (a)	12,181

		331,338

	United Kingdom — 14.0%
1,949	3i Group plc	24,874
2,927	Barratt Developments plc	25,446
1,183	Beazley plc	7,938
243	Berkeley Group Holdings plc	12,054
365	BP plc	2,479
121	British American Tobacco plc	7,826
482	Burberry Group plc	12,184
179	Diageo plc	6,116
229	Dialog Semiconductor plc (a)	11,430
500	GlaxoSmithKline plc	8,973
1,608	HSBC Holdings plc	15,704
957	Ibstock plc, Reg. S (e)	3,154
2,729	International Consolidated Airlines Group SA	23,047
7,486	Legal & General Group plc	26,544
40,634	Lloyds Banking Group plc	36,832
105	Next plc	6,882
1,184	Pagegroup plc	7,356
756	Persimmon plc	28,134
693	Playtech plc	9,058
654	Polypipe Group plc	3,585
959	Prudential plc	23,529
2,953	Redrow plc	25,528
607	Rio Tinto plc	28,691

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
365	Savills plc	4,518
255	Schroders plc	11,828
787	Subsea 7 SA	13,270
963	Unilever NV, CVA	55,960

		442,940

	United States — 0.8%
372	Carnival plc	24,545

	Total Common Stocks (Cost $2,698,155)	3,085,906

Short-Term Investment — 1.7%
	Investment Company — 1.7%
53,390	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $53,390)	53,390

	Total Investments — 99.5% (Cost $2,751,545)	3,139,296
	Other Assets in Excess of Liabilities — 0.5%	16,313

	NET ASSETS — 100.0%	$3,155,609

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.1%
Pharmaceuticals	6.3
Insurance	6.3
Household Durables	4.8
Chemicals	4.6
Construction & Engineering	4.6
Auto Components	4.5
Electrical Equipment	4.1
Metals & Mining	3.8
IT Services	2.9
Food Products	2.8
Capital Markets	2.8
Oil, Gas & Consumable Fuels	2.8
Airlines	2.5
Automobiles	2.3
Semiconductors & Semiconductor Equipment	1.9

INDUSTRY	PERCENTAGE
Personal Products	1.8
Multi-Utilities	1.7
Hotels, Restaurants & Leisure	1.7
Trading Companies & Distributors	1.6
Diversified Financial Services	1.5
Electric Utilities	1.5
Beverages	1.5
Real Estate Management & Development	1.5
Professional Services	1.2
Wireless Telecommunication Services	1.2
Electronic Equipment, Instruments & Components	1.1
Paper & Forest Products	1.1
Machinery	1.1
Software	1.0
Others (each less than 1.0%)	7.7
Short-Term Investment	1.7

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	281	12/2017	EUR	12,053	268
FTSE 100 Index	90	12/2017	GBP	8,929	(48)
TOPIX Index	58	12/2017	JPY	9,068	320

					540

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDI	— CHESS Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
NVDR	— Non-Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of October 31, 2017.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,952,430		$4,331,897		$8,531,369
Investments in affiliates, at value	84,272		128,728		105,120
Cash	2,017		196		50
Foreign currency, at value	2,880		2,784		3,950
Deposits at broker for futures contracts	1,463		—		4,690
Due from custodian	—		567		—
Receivables:
Investment securities sold	3,120		—		77,430
Fund shares sold	609		5,822		3,830
Dividends from non-affiliates	2,346		1,481		11,152
Dividends from affiliates	51		107		77
Tax reclaims	11		—		6,952
Variation margin on futures contracts	307		—		580

Total Assets	2,049,506		4,471,582		8,745,200

LIABILITIES:
Payables:
Investment securities purchased	8,026		7,257		77,554
Fund shares redeemed	616		12,801		1,670
Accrued liabilities:
Investment advisory fees	1,281		2,477		412
Administration fees	24		—		10
Distribution fees	39		142		—
Service fees	50		237		1,779
Custodian and accounting fees	347		605		167
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Deferred India capital gains tax	1,314		—		—
Audit fees	68		67		59
Registration fees	2		—		—
Other	44		108		89

Total Liabilities	11,811		23,694		81,740

Net Assets	$2,037,695		$4,447,888		$8,663,460

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,679,231	$3,249,646	$6,867,114
Accumulated undistributed (distributions in excess of) net investment income	34,533	21,775	120,190
Accumulated net realized gains (losses)	(83,696)	(123,509)	(176,493)
Net unrealized appreciation (depreciation)	407,627	1,299,976	1,852,649

Total Net Assets	$2,037,695	$4,447,888	$8,663,460

Net Assets:
Class A	$179,772	$525,451	$—
Class C	2,782	48,497	—
Class I (formerly Select Class)	63,965	629,451	8,663,460
Class L (formerly Institutional Class)	—	430,860	—
Class R2	—	21	—
Class R3	—	21	—
Class R4	—	21	—
Class R5	417	217	—
Class R6	1,790,759	2,813,349	—

Total	$2,037,695	$4,447,888	$8,663,460

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,203	19,049	—
Class C	191	1,809	—
Class I (formerly Select Class)	4,283	22,253	391,019
Class L (formerly Institutional Class)	—	15,125	—
Class R2	—	1	—
Class R3	—	1	—
Class R4	—	1	—
Class R5	28	7	—
Class R6	120,396	98,863	—

Net Asset Value (a):
Class A — Redemption price per share	$14.73	$27.58	$—
Class C — Offering price per share (b)	14.60	26.80	—
Class I (formerly Select Class) — Offering and redemption price per share	14.93	28.29	22.16
Class L (formerly Institutional Class) — Offering and redemption price per share	—	28.49	—
Class R2 — Offering and redemption price per share	—	27.57	—
Class R3 — Offering and redemption price per share	—	27.59	—
Class R4 — Offering and redemption price per share	—	28.28	—
Class R5 — Offering and redemption price per share	15.07	28.47	—
Class R6 — Offering and redemption price per share	14.87	28.46	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.55	$29.11	$—

Cost of investments in non-affiliates	$1,543,887	$3,031,915	$6,682,145
Cost of investments in affiliates	84,272	128,728	105,120
Cost of foreign currency	2,901	2,775	3,970

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund		International Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$3,492		$3,981,960		$197,801
Investments in affiliates, at value	—		24,698		2,218
Cash	113		494		118
Foreign currency, at value	—		126		164
Receivables:
Investment securities sold	56		21,282		—
Fund shares sold	14		829		392
Dividends from non-affiliates	1		6,332		294
Dividends from affiliates	—	(a)	31		3
Tax reclaims	14		5,973		319
Unrealized appreciation on forward foreign currency exchange contracts	—		—		26

Total Assets	3,690		4,041,725		201,335

LIABILITIES:
Payables:
Investment securities purchased	33		11,614		—
Fund shares redeemed	3		20,175		229
Unrealized depreciation on forward foreign currency exchange contracts	—		—		354
Accrued liabilities:
Investment advisory fees	29		2,182		86
Administration fees	—		160		—
Distribution fees	—	(a)	78		27
Service fees	1		96		28
Custodian and accounting fees	14		153		23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	49		65		60
Registration fees	—	(a)	—		53
Other	12		111		19

Total Liabilities	141		34,634		879

Net Assets	$3,549		$4,007,091		$200,456

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Global Unconstrained Equity Fund	International Equity Fund	International Equity Income Fund
NET ASSETS:
Paid-in-Capital	$3,190	$3,032,761	$182,868
Accumulated undistributed (distributions in excess of) net investment income	14	53,694	(319)
Accumulated net realized gains (losses)	134	(55,302)	(10,580)
Net unrealized appreciation (depreciation)	211	975,938	28,487

Total Net Assets	$3,549	$4,007,091	$200,456

Net Assets:
Class A	$1,171	$302,130	$84,553
Class C	386	24,281	13,679
Class I (formerly Select Class)	1,827	139,715	86,550
Class R2	22	2,096	322
Class R5	21	21,891	1,297
Class R6	122	3,516,978	14,055

Total	$3,549	$4,007,091	$200,456

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	68	16,966	5,123
Class C	23	1,443	835
Class I (formerly Select Class)	105	7,724	5,229
Class R2	2	118	20
Class R5	1	1,208	78
Class R6	7	193,974	849

Net Asset Value (a):
Class A — Redemption price per share	$17.14	$17.81	$16.50
Class C — Offering price per share (b)	16.93	16.83	16.38
Class I (formerly Select Class) — Offering and redemption price per share	17.30	18.09	16.55
Class R2 — Offering and redemption price per share	17.24	17.70	16.47
Class R5 — Offering and redemption price per share	17.25	18.13	16.57
Class R6 — Offering and redemption price per share	17.24	18.13	16.55
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.09	$18.80	$17.41

Cost of investments in non-affiliates	$3,281	$3,006,098	$168,991
Cost of investments in affiliates	—	24,698	2,218
Cost of foreign currency	—	132	167

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund		Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$4,648,977		$340,925		$781,288		$3,085,906
Investments in affiliates, at value	242,928		14,714		8,228		53,390
Cash	174,079		34		158		50
Foreign currency, at value	46,048		5		558		1,022
Deposits at broker for futures contracts	15,549		—		—		1,617
Due from custodian	20,173		—		—		—
Receivables:
Investment securities sold	15,341		—		—		16,279
Fund shares sold	14,251		1,890		1,028		6,393
Dividends from non-affiliates	6,911		342		1,954		7,533
Dividends from affiliates	167		10		3		26
Tax reclaims	3,487		112		3,161		4,825
Variation margin on futures contracts	3,110		—		—		206
Unrealized appreciation on forward foreign currency exchange contracts	—		—		3,704		—
Other assets	32		—		—		—

Total Assets	5,191,053		358,032		800,082		3,177,247

LIABILITIES:
Payables:
Investment securities purchased	150,397		—		—		17,720
Fund shares redeemed	457		57		1,349		1,741
Unrealized depreciation on forward foreign currency exchange contracts	—		—		3,534		—
Accrued liabilities:
Investment advisory fees	300		182		395		1,580
Administration fees	1		12		54		212
Distribution fees	62		21		81		53
Service fees	989		32		241		55
Custodian and accounting fees	50		18		46		152
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Audit fees	67		59		59		61
Registration fees	—		8		48		13
Other	28		14		488		51

Total Liabilities	152,351		403		6,295		21,638

Net Assets	$5,038,702		$357,629		$793,787		$3,155,609

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$4,650,273	$317,884	$777,736	$2,714,157
Accumulated undistributed (distributions in excess of) net investment income	34,860	2,551	14,279	54,925
Accumulated net realized gains (losses)	26,370	(3,272)	(70,627)	(1,762)
Net unrealized appreciation (depreciation)	327,199	40,466	72,399	388,289

Total Net Assets	$5,038,702	$357,629	$793,787	$3,155,609

Net Assets:
Class A	$298,112	$67,684	$316,510	$232,530
Class C	—	14,534	20,997	1,773
Class I (formerly Select Class)	4,740,590	131,356	144,875	52,871
Class L (formerly Institutional Class)	—	—	201,672	—
Class R2	—	97	1,369	8,790
Class R5	—	90	62	—
Class R6	—	143,868	108,302	2,859,645

Total	$5,038,702	$357,629	$793,787	$3,155,609

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,894	3,202	22,193	10,467
Class C	—	695	1,524	79
Class I (formerly Select Class)	250,593	6,136	9,908	2,287
Class L (formerly Institutional Class)	—	—	13,861	—
Class R2	—	5	98	399
Class R5	—	4	4	—
Class R6	—	6,723	7,453	125,526

Net Asset Value (a):
Class A — Redemption price per share	$18.76	$21.14	$14.26	$22.22
Class C — Offering price per share (b)	—	20.90	13.78	22.40
Class I (formerly Select Class) — Offering and redemption price per share	18.92	21.41	14.62	23.12
Class L (formerly Institutional Class) — Offering and redemption price per share	—	—	14.55	—
Class R2 — Offering and redemption price per share	—	21.11	14.01	22.01
Class R5 — Offering and redemption price per share	—	21.39	14.51	—
Class R6 — Offering and redemption price per share	—	21.40	14.53	22.78
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.80	$22.31	$15.05	$23.45

Cost of investments in non-affiliates	$4,330,440	$300,460	$708,994	$2,698,155
Cost of investments in affiliates	242,928	14,714	8,228	53,390
Cost of foreign currency	46,029	5	562	1,019

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund		Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$1		$10
Interest income from affiliates	20	27		11
Dividend income from non-affiliates	63,358	65,794		182,706
Dividend income from affiliates	223	419		495
Foreign taxes withheld	(5,357)	(4,005)		(7,959)

Total investment income	58,245	62,236		175,263

EXPENSES:
Investment advisory fees	16,093	30,891		15,459
Administration fees	1,546	2,967		6,312
Distribution fees:
Class A	386	1,131		—	(a)
Class C	20	300		—	(a)
Class R2 (b)	—	—	(a)	—	(a)
Class R3 (b)	—	—	(a)	—
Service fees:
Class A	386	1,131		—	(a)
Class C	7	100		—	(a)
Class I (formerly Select Class)	148	1,046		19,324
Class L (formerly Institutional Class)	—	497		—
Class R2 (b)	—	—	(a)	—	(a)
Class R3 (b)	—	—	(a)	—
Class R4 (b)	—	—	(a)	—
Class R5	1	—	(a)	—
Custodian and accounting fees	1,634	2,215		625
Interest expense to affiliates	20	5		20
Professional fees	178	159		197
Trustees’ and Chief Compliance Officer’s fees	31	35		11
Printing and mailing costs	63	301		227
Registration and filing fees	73	121		40
Transfer agency fees (See Note 2.I.)	28	125		56
Sub-transfer agency fees (See Note 2.I.)	61	562		158
Other	44	85		133

Total expenses	20,719	41,671		42,562

Less fees waived	(3,705)	(6,666)		(16,357)
Less expense reimbursements	(11)	(6)		—

Net expenses	17,003	34,999		26,205

Net investment income (loss)	41,242	27,237		149,058

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	158,591 (c)	(15,954)		147,265
Futures	56	—		686
Foreign currency transactions	(328)	(762)		252
Forward foreign currency exchange contracts	166	204		—

Net realized gain (loss)	158,485	(16,512)		148,203

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	302,535 (d)	907,423	(e)	1,302,083
Futures	846	—		3,513
Foreign currency translations	(25)	(16)		459

Change in net unrealized appreciation/depreciation	303,356	907,407		1,306,055

Net realized/unrealized gains (losses)	461,841	890,895		1,454,258

Change in net assets resulting from operations	$503,083	$918,132		$1,603,316

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017, for Emerging Markets Equity Fund.
(c)	Net of India capital gains tax of approximately $(1,038,000) for Emerging Economies Fund.
(d)	Net of change in India capital gains tax of approximately $(655,000) for Emerging Economies Fund.
(e)	Net of change in India capital gains tax of approximately $4,628,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)	$— (a)
Interest income from affiliates	—	(a)	7	2
Dividend income from non-affiliates	40		102,608	7,429
Dividend income from affiliates	—	(a)	319	28
Foreign taxes withheld	(2)		(7,899)	(593)

Total investment income	38		95,035	6,866

EXPENSES:
Investment advisory fees	17		25,759	1,201
Administration fees	2		3,005	140
Distribution fees:
Class A	2		617	190
Class C	2		172	97
Class R2	—	(a)	8	2
Service fees:
Class A	2		617	190
Class C	1		57	32
Class I (formerly Select Class)	3		286	197
Class R2	—	(a)	4	1
Class R5	—	(a)	19	1
Custodian and accounting fees	45		571	77
Interest expense to affiliates	—	(a)	11	1
Professional fees	75		153	95
Trustees’ and Chief Compliance Officer’s fees	26		29	26
Printing and mailing costs	23		105	9
Registration and filing fees	76		64	124
Transfer agency fees (See Note 2.I.)	1		69	22
Sub-transfer agency fees (See Note 2.I.)	1		136	53
Other	7		81	10

Total expenses	283		31,763	2,468

Less fees waived	(22)		(2,799)	(551)
Less expense reimbursements	(246)		(11)	(6)

Net expenses	15		28,953	1,911

Net investment income (loss)	23		66,082	4,955

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	186		(9,800)	144
Foreign currency transactions	(1)		858	152
Forward foreign currency exchange contracts	—	(a)	(354)	(477)

Net realized gain (loss)	185		(9,296)	(181)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	212		803,534	24,501
Foreign currency translations	—	(a)	447	16
Forward foreign currency exchange contracts	—		—	(215)

Change in net unrealized appreciation/depreciation	212		803,981	24,302

Net realized/unrealized gains (losses)	397		794,685	24,121

Change in net assets resulting from operations	$420		$860,767	$29,076

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017 (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$—	(a)	$1	$4
Interest income from affiliates	8	2		4	2
Dividend income from non-affiliates	55,150	4,294		30,449	89,235
Dividend income from affiliates	545	65		74	258
Foreign taxes withheld	(3,913)	(313)		(3,151)	(6,775)

Total investment income	51,811	4,048		27,377	82,724

EXPENSES:
Investment advisory fees	3,823	1,358		5,474	17,512
Administration fees	1,559	158		746	2,384
Distribution fees:
Class A	223	78		798	478
Class C	90	52		169	15
Class R2	58	—	(a)	6	6
Service fees:
Class A	223	78		798	478
Class C	30	18		56	5
Class I (formerly Select Class)	4,496	120		361	111
Class L (formerly Institutional Class)	—	—		388	2
Class R2	29	—	(a)	3	3
Class R5	—	—	(a)	— (a)	—
Custodian and accounting fees	251	74		157	512
Interest expense to affiliates	8	—	(a)	13	16
Professional fees	154	86		175	171
Trustees’ and Chief Compliance Officer’s fees	29	26		26	30
Printing and mailing costs	115	10		282	79
Registration and filing fees	132	98		175	90
Transfer agency fees (See Note 2.I.)	90	15		47	32
Sub-transfer agency fees (See Note 2.I.)	219	10		272	19
Other	39	9		36	60

Total expenses	11,568	2,190		9,982	22,003

Less fees waived	(4,593)	(449)		(45)	(133)
Less expense reimbursements	(14)	(1)		(6)	(1)

Net expenses	6,961	1,740		9,931	21,869

Net investment income (loss)	44,850	2,308		17,446	60,855

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	30,981	1,823		72,078	158,921
Futures contracts	10,841	—		890	1,906
Foreign currency transactions	(6,521)	297		357	(703)
Forward foreign currency exchange contracts	71	(41)		(1,445)	548

Net realized gain (loss)	35,372	2,079		71,880	160,672

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	296,798	40,011		106,966	401,189
Futures contracts	7,927	—		—	540
Foreign currency translations	310	3		284	351
Forward foreign currency exchange contracts	—	—		609	—

Change in net unrealized appreciation/depreciation	305,035	40,014		107,859	402,080

Net realized/unrealized gains (losses)	340,407	42,093		179,739	562,752

Change in net assets resulting from operations	$385,257	$44,401		$197,185	$623,607

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,242	$24,658	$27,237	$20,045
Net realized gain (loss)	158,485	(59,529)	(16,512)	(68,841)
Change in net unrealized appreciation/depreciation	303,356	133,106	907,407	346,979

Change in net assets resulting from operations	503,083	98,235	918,132	298,183

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,900)	(378)	(1,930)	(1,590)
Class C
From net investment income	(14)	(1)	(12)	—
Class I (formerly Select Class)
From net investment income	(709)	(168)	(1,895)	(1,894)
Class L (formerly Institutional Class)
From net investment income	—	—	(3,193)	(2,796)
Class R5 (a)
From net investment income	(23)	—	— (b)	—
Class R6
From net investment income	(24,949)	(12,736)	(16,962)	(13,982)

Total distributions to shareholders	(27,595)	(13,283)	(23,992)	(20,262)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(217,505)	593,917	429,170	580,806

NET ASSETS:
Change in net assets	257,983	678,869	1,323,310	858,727
Beginning of period	1,779,712	1,100,843	3,124,578	2,265,851

End of period	$2,037,695	$1,779,712	$4,447,888	$3,124,578

Accumulated undistributed (distributions in excess of) net investment income	$34,533	$21,844	$21,775	$19,088

(a)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Research Enhanced Index Fund		Global Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017		Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$149,058	$152,165	$23		$334
Net realized gain (loss)	148,203	(222,262)	185		5,782
Change in net unrealized appreciation/depreciation	1,306,055	116,394	212		(108)

Change in net assets resulting from operations	1,603,316	46,297	420		6,008

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	— (a)	—		(443)
From net realized gains	—	—	—		(5,070)
Return of capital	—	—	—		(841)
Class C
From net investment income	— (a)	—	—		(4)
From net realized gains	—	—	—		(7)
Return of capital	—	—	—		(17)
Class I (formerly Select Class)
From net investment income	(155,975)	(138,054)	(3)		(78)
From net realized gains	—	—	—		(590)
Return of capital	—	—	—		(169)
Class R2
From net investment income	— (a)	— (a)	—		— (a)
From net realized gains	—	—	—		(1)
Return of capital	—	—	—		(1)
Class R5
From net investment income	—	—	—	(a)	— (a)
From net realized gains	—	—	—		— (a)
Return of capital	—	—	—		(1)
Class R6
From net investment income	—	—	—	(a)	— (a)
From net realized gains	—	—	—		— (a)
Return of capital	—	—	—		(1)

Total distributions to shareholders	(155,976)	(138,054)	(3)		(7,223)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	308,814	(416,215)	1,460		1,246

NET ASSETS:
Change in net assets	1,756,154	(507,972)	1,877		31
Beginning of period	6,907,306	7,415,278	1,672		1,641

End of period	$8,663,460	$6,907,306	$3,549		$1,672

Accumulated undistributed (distributions in excess of) net investment income	$120,190	$125,863	$14		$(5)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Equity Fund		International Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$66,082	$64,099	$4,955	$3,443
Net realized gain (loss)	(9,296)	(22,289)	(181)	(9,171)
Change in net unrealized appreciation/depreciation	803,981	(25,645)	24,302	1,423

Change in net assets resulting from operations	860,767	16,165	29,076	(4,305)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(611)	(3,550)	(2,272)	(2,121)
From net realized gains	—	—	—	(1,055)
Class C
From net investment income	(22)	(328)	(346)	(297)
From net realized gains	—	—	—	(151)
Class I (formerly Select Class)
From net investment income	(394)	(2,129)	(2,676)	(1,237)
From net realized gains	—	—	—	(534)
Class R2
From net investment income	(2)	(21)	(11)	(4)
From net realized gains	—	—	—	(1)
Class R5
From net investment income	(165)	(1,103)	(47)	(14)
From net realized gains	—	—	—	— (a)
Class R6
From net investment income	(16,643)	(57,230)	(30)	(1)
From net realized gains	—	—	—	(1)

Total distributions to shareholders	(17,837)	(64,361)	(5,382)	(5,416)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(260,305)	550,039	42,607	33,459

NET ASSETS:
Change in net assets	582,625	501,843	66,301	23,738
Beginning of period	3,424,466	2,922,623	134,155	110,417

End of period	$4,007,091	$3,424,466	$200,456	$134,155

Accumulated undistributed (distributions in excess of) net investment income	$53,694	$4,945	$(319)	$248

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$44,850	$31,541	$2,308	$1,438
Net realized gain (loss)	35,372	(7,725)	2,079	(3,109)
Change in net unrealized appreciation/depreciation	305,035	(35,894)	40,014	2,169

Change in net assets resulting from operations	385,257	(12,078)	44,401	498

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,511)	(1,772)	(259)	(18)
From net realized gains	—	(738)	—	—
Class C
From net investment income	(227)	(316)	(67)	(3)
From net realized gains	—	(169)	—	—
Class I (formerly Select Class)
From net investment income	(32,213)	(19,237)	(257)	—
From net realized gains	—	(7,017)	—	—
Class R2
From net investment income	(254)	(80)	— (a)	—
From net realized gains	—	(35)	—	—
Class R5
From net investment income	—	—	— (a)	— (a)
Class R6
From net investment income	—	—	(1,980)	(253)

Total distributions to shareholders	(34,205)	(29,364)	(2,563)	(274)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,352,439	492,324	206,016	35,055

NET ASSETS:
Change in net assets	3,703,491	450,882	247,854	35,279
Beginning of period	1,335,211	884,329	109,775	74,496

End of period	$5,038,702	$1,335,211	$357,629	$109,775

Accumulated undistributed (distributions in excess of) net investment income	$34,860	$28,549	$2,551	$2,550

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,446	$42,906	$60,855	$63,699
Net realized gain (loss)	71,880	(34,758)	160,672	(12,289)
Change in net unrealized appreciation/depreciation	107,859	(142,738)	402,080	(67,747)

Change in net assets resulting from operations	197,185	(134,590)	623,607	(16,337)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18,922)	(7,469)	(3,117)	(2,746)
Class C
From net investment income	(1,312)	(176)	(28)	(35)
Class I (formerly Select Class)
From net investment income	(8,933)	(2,865)	(1,014)	(365)
Class L (formerly Institutional Class)
From net investment income	(30,468)	(19,068)	—	(210)
Class R2
From net investment income	(59)	(18)	(9)	(3)
Class R5 (a)
From net investment income	(1)	—	—	—
Class R6
From net investment income	(1,834)	(61)	(66,113)	(39,523)

Total distributions to shareholders	(61,529)	(29,657)	(70,281)	(42,882)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(650,089)	(971,729)	(92,031)	671,617

NET ASSETS:
Change in net assets	(514,433)	(1,135,976)	461,295	612,398
Beginning of period	1,308,220	2,444,196	2,694,314	2,081,916

End of period	$793,787	$1,308,220	$3,155,609	$2,694,314

Accumulated undistributed (distributions in excess of) net investment income	$14,279	$57,698	$54,925	$60,413

(a)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,611	$124,070	$183,624	$206,821
Distributions reinvested	1,900	378	1,872	1,541
Cost of shares redeemed	(60,941)	(24,840)	(181,184)	(105,922)

Change in net assets resulting from Class A capital transactions	$(6,430)	$99,608	$4,312	$102,440

Class C
Proceeds from shares issued	$631	$283	$17,118	$7,659
Distributions reinvested	14	1	12	—
Cost of shares redeemed	(984)	(1,482)	(17,463)	(15,484)

Change in net assets resulting from Class C capital transactions	$(339)	$(1,198)	$(333)	$(7,825)

Class I (formerly Select Class)
Proceeds from shares issued	$17,416	$21,815	$331,493	$115,950
Distributions reinvested	360	86	1,623	1,651
Cost of shares redeemed	(22,430)	(216,425)	(109,592)	(350,209)

Change in net assets resulting from Class I capital transactions	$(4,654)	$(194,524)	$223,524	$(232,608)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$402,572	$177,616
Distributions reinvested	—	—	2,482	1,936
Cost of shares redeemed	—	—	(496,701)	(138,231)

Change in net assets resulting from Class L capital transactions	$—	$—	$(91,647)	$41,321

Class R2 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$20	$—

Class R3 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$20	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$20	$—

Class R5 (b)
Proceeds from shares issued	$324	$79,836	$185	$20
Distributions reinvested	23	—	— (c)	—
Cost of shares redeemed	(1,787)	(158,991)	— (c)	—

Change in net assets resulting from Class R5 capital transactions	$(1,440)	$(79,155)	$185	$20

Class R6
Proceeds from shares issued	$124,871	$962,670	$672,770	$895,741
Distributions reinvested	24,949	12,736	16,658	13,982
Cost of shares redeemed	(354,462)	(206,220)	(396,359)	(232,265)

Change in net assets resulting from Class R6 capital transactions	$(204,642)	$769,186	$293,069	$677,458

Total change in net assets resulting from capital transactions	$(217,505)	$593,917	$429,170	$580,806

(a)	Commencement of offering of class of shares effective July 31, 2017, for Emerging Markets Equity Fund.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	4,043	11,197	7,615	10,198
Reinvested	173	36	93	84
Redeemed	(4,857)	(2,309)	(7,550)	(5,454)

Change in Class A Shares	(641)	8,924	158	4,828

Class C
Issued	49	28	702	402
Reinvested	1	— (a)	1	—
Redeemed	(74)	(145)	(762)	(822)

Change in Class C Shares	(24)	(117)	(59)	(420)

Class I (formerly Select Class)
Issued	1,347	2,004	13,114	5,865
Reinvested	33	8	79	88
Redeemed	(1,678)	(19,109)	(4,464)	(17,594)

Change in Class I Shares	(298)	(17,097)	8,729	(11,641)

Class L (formerly Institutional Class)
Issued	—	—	16,403	8,547
Reinvested	—	—	119	103
Redeemed	—	—	(18,771)	(6,992)

Change in Class L Shares	—	—	(2,249)	1,658

Class R2 (b)
Issued	—	—	1	—

Change in Class R2 Shares	—	—	1	—

Class R3 (b)
Issued	—	—	1	—

Change in Class R3 Shares	—	—	1	—

Class R4 (b)
Issued	—	—	1	—

Change in Class R4 Shares	—	—	1	—

Class R5 (c)
Issued	26	7,225	6	1
Reinvested	2	—	— (a)	—
Redeemed	(136)	(14,428)	— (a)	—

Change in Class R5 Shares	(108)	(7,203)	6	1

Class R6
Issued	9,667	87,032	25,331	42,972
Reinvested	2,258	1,219	804	745
Redeemed	(26,789)	(18,962)	(15,462)	(11,576)

Change in Class R6 Shares	(14,864)	69,289	10,673	32,141

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective July 31, 2017, for Emerging Markets Equity Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Research Enhanced Index Fund			Global Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017		Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	(a)	$1,003		$121,461
Distributions reinvested	1	—	(a)	—		6,351
Cost of shares redeemed	(24)	—		(379)		(126,936)

Change in net assets resulting from Class A capital transactions	$(23)	$—	(a)	$624		$876

Class C
Proceeds from shares issued	$—	$—		$230		$50
Distributions reinvested	— (a)	—		—		26
Cost of shares redeemed	(23)	—		(101)		(146)

Change in net assets resulting from Class C capital transactions	$(23)	$—		$129		$(70)

Class I (formerly Select Class)
Proceeds from shares issued	$1,447,613	$1,314,724		$1,004		$15,051
Distributions reinvested	19,299	9,477		3		803
Cost of shares redeemed	(1,158,029)	(1,740,416)		(396)		(15,414)

Change in net assets resulting from Class I capital transactions	$308,883	$(416,215)		$611		$440

Class R2
Proceeds from shares issued	$—	$—		$—	(a)	$—	(a)
Distributions reinvested	— (a)	—	(a)	—		—
Cost of shares redeemed	(23)	—		—		—	(a)

Change in net assets resulting from Class R2 capital transactions	$(23)	$—	(a)	$—	(a)	$—	(a)

Class R5
Proceeds from shares issued	$—	$—		$—	(a)	$—	(a)
Cost of shares redeemed	—	—		—		—	(a)

Change in net assets resulting from Class R5 capital transactions	$—	$—		$—	(a)	$—	(a)

Class R6
Proceeds from shares issued	$—	$—		$96		$—
Cost of shares redeemed	—	—		—	(a)	—	(a)

Change in net assets resulting from Class R6 capital transactions	$—	$—		$96		$—	(a)

Total change in net assets resulting from capital transactions	$308,814	$(416,215)		$1,460		$1,246

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Global Research Enhanced Index Fund			Global Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	—	—		61		9,129
Reinvested	— (a)	—	(a)	—		478
Redeemed	(1)	—		(23)		(9,592)

Change in Class A Shares	(1)	—	(a)	38		15

Class C
Issued	—	—		15		3
Reinvested	— (a)	—		—		2
Redeemed	(1)	—		(7)		(10)

Change in Class C Shares	(1)	—		8		(5)

Class I (formerly Select Class)
Issued	71,810	74,956		59		1,096
Reinvested	1,023	538		—	(a)	60
Redeemed	(57,817)	(99,095)		(24)		(1,149)

Change in Class I Shares	15,016	(23,601)		35		7

Class R2
Issued	—	—		—	(a)	—
Reinvested	— (a)	—	(a)	—		—
Redeemed	(1)	—		—		—

Change in Class R2 Shares	(1)	—	(a)	—	(a)	—

Class R5
Issued	—	—		—	(a)	—

Change in Class R5 Shares	—	—		—	(a)	—

Class R6
Issued	—	—		6		—
Redeemed	—	—		—	(a)	—

Change in Class R6 Shares	—	—		6		—

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$115,322	$110,321	$39,144	$47,652
Distributions reinvested	605	3,515	2,269	3,171
Cost of shares redeemed	(86,838)	(113,970)	(33,881)	(45,371)

Change in net assets resulting from Class A capital transactions	$29,089	$(134)	$7,532	$5,452

Class C
Proceeds from shares issued	$6,163	$2,485	$5,012	$7,012
Distributions reinvested	19	272	343	445
Cost of shares redeemed	(9,245)	(7,667)	(5,201)	(3,519)

Change in net assets resulting from Class C capital transactions	$(3,063)	$(4,910)	$154	$3,938

Class I (formerly Select Class)
Proceeds from shares issued	$56,730	$32,905	$59,870	$54,317
Distributions reinvested	320	1,578	2,443	1,598
Cost of shares redeemed	(37,900)	(460,051)	(41,426)	(32,820)

Change in net assets resulting from Class I capital transactions	$19,150	$(425,568)	$20,887	$23,095

Class R2
Proceeds from shares issued	$672	$883	$295	$282
Distributions reinvested	1	10	11	5
Cost of shares redeemed	(396)	(596)	(356)	(12)

Change in net assets resulting from Class R2 capital transactions	$277	$297	$(50)	$275

Class R5
Proceeds from shares issued	$1,663	$6,787	$997	$696
Distributions reinvested	165	1,103	47	14
Cost of shares redeemed	(43,919)	(4,763)	(635)	(14)

Change in net assets resulting from Class R5 capital transactions	$(42,091)	$3,127	$409	$696

Class R6
Proceeds from shares issued	$393,780	$1,159,108	$14,231	$1
Distributions reinvested	16,643	57,229	30	2
Cost of shares redeemed	(674,090)	(239,110)	(586)	— (a)

Change in net assets resulting from Class R6 capital transactions	$(263,667)	$977,227	$13,675	$3

Total change in net assets resulting from capital transactions	$(260,305)	$550,039	$42,607	$33,459

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Equity Fund		International Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	7,301	8,046	2,566	3,246
Reinvested	42	265	148	216
Redeemed	(5,607)	(8,294)	(2,230)	(3,069)

Change in Class A Shares	1,736	17	484	393

Class C
Issued	405	189	329	479
Reinvested	1	22	22	31
Redeemed	(610)	(584)	(338)	(243)

Change in Class C Shares	(204)	(373)	13	267

Class I (formerly Select Class)
Issued	3,517	2,347	3,939	3,700
Reinvested	22	117	158	108
Redeemed	(2,347)	(30,864)	(2,659)	(2,258)

Change in Class I Shares	1,192	(28,400)	1,438	1,550

Class R2
Issued	41	64	20	19
Reinvested	— (a)	1	1	—	(a)
Redeemed	(26)	(44)	(23)	(1)

Change in Class R2 Shares	15	21	(2)	18

Class R5
Issued	111	483	66	48
Reinvested	11	81	3	1
Redeemed	(2,981)	(338)	(40)	(1)

Change in Class R5 Shares	(2,859)	226	29	48

Class R6
Issued	25,401	82,405	882	—	(a)
Reinvested	1,123	4,227	2	—	(a)
Redeemed	(42,082)	(16,681)	(36)	—	(a)

Change in Class R6 Shares	(15,558)	69,951	848	—	(a)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$291,313	$9,158	$56,512	$11,592
Distributions reinvested	1,449	2,436	256	18
Cost of shares redeemed	(80,384)	(19,422)	(9,624)	(3,467)

Change in net assets resulting from Class A capital transactions	$212,378	$(7,828)	$47,144	$8,143

Class C
Proceeds from shares issued	$655	$998	$12,093	$2,759
Distributions reinvested	221	467	66	3
Cost of shares redeemed	(16,621)	(5,171)	(3,674)	(1,551)

Change in net assets resulting from Class C capital transactions	$(15,745)	$(3,706)	$8,485	$1,211

Class I (formerly Select Class)
Proceeds from shares issued	$3,428,331	$568,584	$133,949	$7,331
Distributions reinvested	31,067	25,196	199	—
Cost of shares redeemed	(291,221)	(96,905)	(23,313)	(57,428)

Change in net assets resulting from Class I capital transactions	$3,168,177	$496,875	$110,835	$(50,097)

Class R2
Proceeds from shares issued	$6,205	$8,693	$71	$—
Distributions reinvested	189	28	— (a)	—
Cost of shares redeemed	(18,765)	(1,738)	— (a)	—	(a)

Change in net assets resulting from Class R2 capital transactions	$(12,371)	$6,983	$71	$—	(a)

Class R5
Proceeds from shares issued	$—	$—	$69	$—
Distributions reinvested	—	—	— (a)	—	(a)
Cost of shares redeemed	—	—	(6)	—	(a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$63	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$38,555	$75,541
Distributions reinvested	—	—	1,980	253
Cost of shares redeemed	—	—	(1,117)	4

Change in net assets resulting from Class R6 capital transactions	$—	$—	$39,418	$75,798

Total change in net assets resulting from capital transactions	$3,352,439	$492,324	$206,016	$35,055

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	15,780	600	2,894		688
Reinvested	93	157	15		1
Redeemed	(4,458)	(1,276)	(521)		(206)

Change in Class A Shares	11,415	(519)	2,388		483

Class C
Issued	40	67	610		167
Reinvested	15	32	4		— (a)
Redeemed	(963)	(353)	(191)		(92)

Change in Class C Shares	(908)	(254)	423		75

Class I (formerly Select Class)
Issued	186,476	37,181	6,707		438
Reinvested	1,983	1,614	12		—
Redeemed	(17,061)	(6,312)	(1,152)		(3,248)

Change in Class I Shares	171,398	32,483	5,567		(2,810)

Class R2
Issued	382	581	4		—
Reinvested	12	2	—	(a)	—
Redeemed	(1,067)	(115)	—	(a)	—

Change in Class R2 Shares	(673)	468	4		—

Class R5
Issued	—	—	3		—
Reinvested	—	—	—	(a)	— (a)
Redeemed	—	—	—	(a)	—

Change in Class R5 Shares	—	—	3		— (a)

Class R6
Issued	—	—	2,008		4,336
Reinvested	—	—	117		15
Redeemed	—	—	(53)		(1)

Change in Class R6 Shares	—	—	2,072		4,350

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,228	$205,683	$90,711	$102,499
Distributions reinvested	18,745	7,392	3,114	2,734
Cost of shares redeemed	(406,516)	(291,409)	(62,079)	(87,263)

Change in net assets resulting from Class A capital transactions	$(305,543)	$(78,334)	$31,746	$17,970

Class C
Proceeds from shares issued	$2,914	$5,220	$455	$651
Distributions reinvested	1,151	154	26	32
Cost of shares redeemed	(10,863)	(10,150)	(1,359)	(1,054)

Change in net assets resulting from Class C capital transactions	$(6,798)	$(4,776)	$(878)	$(371)

Class I (formerly Select Class)
Proceeds from shares issued	$29,799	$57,659	$39,085	$6,578
Distributions reinvested	4,900	1,701	451	221
Cost of shares redeemed	(69,741)	(119,752)	(11,981)	(8,803)

Change in net assets resulting from Class I capital transactions	$(35,042)	$(60,392)	$27,555	$(2,004)

Class L (formerly Institutional Class)
Proceeds from shares issued	$193,382	$320,955	$39	$3,104
Distributions reinvested	20,403	13,888	—	50
Cost of shares redeemed	(590,617)	(1,188,471)	(23,795)	(27,450)

Change in net assets resulting from Class L capital transactions	$(376,832)	$(853,628)	$(23,756)	$(24,296)

Class R2
Proceeds from shares issued	$368	$765	$8,299	$318
Distributions reinvested	24	8	4	3
Cost of shares redeemed	(402)	(1,410)	(321)	(41)

Change in net assets resulting from Class R2 capital transactions	$(10)	$(637)	$7,982	$280

Class R5 (a)
Proceeds from shares issued	$36	$20	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	(1)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$36	$20	$—	$—

Class R6
Proceeds from shares issued	$106,682	$28,014	$257,105	$900,498
Distributions reinvested	1,834	61	66,113	39,523
Cost of shares redeemed	(34,416)	(2,057)	(457,898)	(259,983)

Change in net assets resulting from Class R6 capital transactions	$74,100	$26,018	$(134,680)	$680,038

Total change in net assets resulting from capital transactions	$(650,089)	$(971,729)	$(92,031)	$671,617

(a)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	6,323	17,288	4,549	5,754
Reinvested	1,558	600	171	148
Redeemed	(32,574)	(24,382)	(3,165)	(4,883)

Change in Class A Shares	(24,693)	(6,494)	1,555	1,019

Class C
Issued	229	445	22	35
Reinvested	99	13	1	2
Redeemed	(863)	(874)	(67)	(57)

Change in Class C Shares	(535)	(416)	(44)	(20)

Class I (formerly Select Class)
Issued	2,244	4,708	1,985	354
Reinvested	399	135	24	12
Redeemed	(5,291)	(9,716)	(574)	(472)

Change in Class I Shares	(2,648)	(4,873)	1,435	(106)

Class L (formerly Institutional Class)
Issued	14,882	26,460	2	170
Reinvested	1,668	1,108	—	3
Redeemed	(44,537)	(97,097)	(1,238)	(1,551)

Change in Class L Shares	(27,987)	(69,529)	(1,236)	(1,378)

Class R2
Issued	30	65	386	18
Reinvested	2	1	— (a)	— (a)
Redeemed	(32)	(118)	(15)	(2)

Change in Class R2 Shares	— (a)	(52)	371	16

Class R5 (b)
Issued	2	2	—	—
Reinvested	— (a)	—	—	—
Redeemed	— (a)	—	—	—

Change in Class R5 Shares	2	2	—	—

Class R6
Issued	7,566	2,230	13,047	49,855
Reinvested	150	5	3,555	2,101
Redeemed	(2,501)	(174)	(22,597)	(13,945)

Change in Class R6 Shares	5,215	2,061	(5,995)	38,011

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2017	$11.55	$0.22		$3.11	$3.33	$(0.15)
Year Ended October 31, 2016	11.03	0.15		0.46	0.61	(0.09)
Year Ended October 31, 2015	13.13	0.13	(f)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)

Class C
Year Ended October 31, 2017	11.41	0.16		3.09	3.25	(0.06)
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (g)
Year Ended October 31, 2015	12.92	0.10	(f)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)

Class I (formerly Select Class)
Year Ended October 31, 2017	11.68	0.26		3.15	3.41	(0.16)
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(f)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)

Class R5
Year Ended October 31, 2017	11.78	0.26		3.20	3.46	(0.17)
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(f)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)
Year Ended October 31, 2013	12.94	0.25		0.68	0.93	(0.16)

Class R6
Year Ended October 31, 2017	11.64	0.29		3.12	3.41	(0.18)
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (h) through October 31, 2015	10.46	(0.02	)(f)	0.67	0.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.73	29.28%	$179,772	1.34%	1.72%		1.57%	62%
11.55	5.62	148,331	1.42	1.42		1.70	72
11.03	(14.60)	43,220	1.58	1.06	(f)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43

14.60	28.71	2,782	1.85	1.23		2.17	62
11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(f)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43

14.93	29.61	63,965	1.10	2.01		1.30	62
11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(f)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43

15.07	29.89	417	0.93	2.06		1.16	62
11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(f)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43

14.87	29.87	1,790,759	0.85	2.23		1.04	62
11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(f)	1.17	118

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2017	$21.79	$0.09		$5.80	$5.89	$(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(f)	0.59	0.75	(0.08)
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)

Class C
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(f)	0.57	0.62	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)

Class I (formerly Select Class)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(f)	0.64	0.82	(0.05)
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)

Class L (formerly Institutional Class)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(f)	0.70	0.87	(0.18)
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)

Class R2
July 31, 2017 (g) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
July 31, 2017 (g) through October 31, 2017	26.40	0.01		1.18	1.19	—

Class R4
July 31, 2017 (g) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (g) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(f)	(4.23)	(4.01)	(0.30)
December 23, 2013 (g) through October 31, 2014	22.47	0.38	(f)	1.59	1.97	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$27.58	27.22%	$525,451	1.35%	0.36%		1.58%	22%
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35
23.72	3.26	350,555	1.70	0.72	(f)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34

26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35
23.03	2.77	56,732	2.20	0.22	(f)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34

28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35
24.24	3.51	583,501	1.45	0.78	(f)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34

28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35
24.42	3.72	411,449	1.30	0.72	(f)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34

27.57	4.43	21	1.60	(0.17)		1.80	22

27.59	4.51	21	1.35	0.08		1.55	22

28.28	4.55	21	1.10	0.33		1.30	22

28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(f)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(f)	1.33	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class I (formerly Select Class)
Year Ended October 31, 2017	$18.37	$0.39	$3.82	$4.21	$(0.42)	$—	$(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (f) through October 31, 2013	15.00	0.19	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$22.16	23.29%	$8,663,460	0.34%		1.93%		0.55%		33%
18.37	0.91	6,907,246	0.34		2.19		0.55		35
18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(g)	1.73	(g)	0.60	(g)(h)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2017	$14.12	$0.15	(c)	$2.87	$3.02	$—	$—	$—	$—
Year Ended October 31, 2016	16.12	0.27	(c)	(0.88)	(0.61)	(0.30)	(0.27)	(0.82)	(1.39)
Year Ended October 31, 2015	19.55	0.11	(c)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	—	(0.63)

Class C
Year Ended October 31, 2017	14.02	0.07	(c)	2.84	2.91	—	—	—	—
Year Ended October 31, 2016	16.01	0.11	(c)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(c)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	—	(0.56)

Class I (formerly Select Class)
Year Ended October 31, 2017	14.23	0.20	(c)	2.91	3.11	(0.04)	—	—	(0.04)
Year Ended October 31, 2016	16.18	0.26	(c)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(c)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	—	(0.67)

Class R2
Year Ended October 31, 2017	14.24	0.11	(c)	2.89	3.00	—	—	—	—
Year Ended October 31, 2016	16.11	0.14	(c)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(c)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	—	(0.60)

Class R5
Year Ended October 31, 2017	14.24	0.22	(c)	2.89	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.21	0.24	(c)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(c)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	—	(0.71)

Class R6
Year Ended October 31, 2017	14.23	0.23	(c)	2.88	3.11	(0.10)	—	—	(0.10)
Year Ended October 31, 2016	16.22	0.25	(c)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(c)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	—	(0.71)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate

$17.14	21.39%	$1,171	0.74%		0.93%		11.79%		105%
14.12	(3.53)	417	0.74		1.95		1.90		1,256
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(d)	1.37	(d)	5.36	(d)	71

16.93	20.76	386	1.24		0.45		13.04		105
14.02	(4.02)	210	1.17		0.78		11.83		1,256
16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(d)	0.87	(d)	5.85	(d)	71

17.30	21.88	1,827	0.40		1.25		11.90		105
14.23	(3.23)	991	0.36		1.86		5.37		1,256
16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(d)	1.62	(d)	5.10	(d)	71

17.24	21.07	22	1.00		0.69		13.20		105
14.24	(3.79)	18	0.92		1.00		13.46		1,256
16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(d)	1.12	(d)	5.60	(d)	71

17.25	21.91	21	0.30		1.39		12.47		105
14.24	(3.12)	18	0.22		1.70		12.77		1,256
16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(d)	1.82	(d)	4.89	(d)	71

17.24	21.99	122	0.25		1.37		9.95		105
14.23	(3.10)	18	0.17		1.75		12.75		1,256
16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(d)	1.87	(d)	4.85	(d)	71

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Equity Fund
Class A
Year Ended October 31, 2017	$14.24	$0.22		$3.39	$3.61	$(0.04)
Year Ended October 31, 2016	14.75	0.22		(0.51)	(0.29)	(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(d)	(0.68)	(0.31)	(0.36)
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)

Class C
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(d)	(0.64)	(0.38)	(0.30)
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)

Class I (formerly Select Class)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(d)	(0.67)	(0.28)	(0.40)
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)

Class R2
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(d)	(0.65)	(0.35)	(0.33)
Year Ended October 31, 2013	13.31	0.11		2.61	2.72	(0.16)

Class R5
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(d)	(0.69)	(0.25)	(0.42)
Year Ended October 31, 2013	13.52	0.27		2.60	2.87	(0.26)

Class R6
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(d)	(0.69)	(0.24)	(0.43)
Year Ended October 31, 2013	13.52	0.28		2.59	2.87	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.34, $0.25, $0.39 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 2.08%, 1.59%, 2.40% and 2.48% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$17.81	25.43%	$302,130	1.23%	1.39%		1.35%	17%
14.24	(1.83)	216,932	1.31	1.62		1.49	11
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(d)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8

16.83	24.79	24,281	1.74	0.83		1.88	17
13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(d)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8

18.09	25.69	139,715	0.99	1.59		1.10	17
14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(d)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8

17.70	25.12	2,096	1.49	1.07		1.71	17
14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(d)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8

18.13	25.88	21,891	0.84	1.36		0.93	17
14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(d)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8

18.13	26.04	3,516,978	0.74	1.84		0.81	17
14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(d)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2017	$14.38	$0.42		$2.16	$2.58	$(0.46)	$—	$(0.46)
Year Ended October 31, 2016	15.66	0.45	(f)	(1.01)	(0.56)	(0.46)	(0.26)	(0.72)
Year Ended October 31, 2015	16.41	0.39	(f)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)

Class C
Year Ended October 31, 2017	14.30	0.34		2.15	2.49	(0.41)	—	(0.41)
Year Ended October 31, 2016	15.59	0.38	(f)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(f)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)

Class I (formerly Select Class)
Year Ended October 31, 2017	14.41	0.50		2.14	2.64	(0.50)	—	(0.50)
Year Ended October 31, 2016	15.70	0.46	(f)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(f)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)

Class R2
Year Ended October 31, 2017	14.36	0.41		2.13	2.54	(0.43)	—	(0.43)
Year Ended October 31, 2016	15.65	0.39	(f)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(f)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40		2.54	2.94	(0.37)	(0.02)	(0.39)

Class R5
Year Ended October 31, 2017	14.42	0.55		2.12	2.67	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.70	0.49	(f)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(f)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51		2.54	3.05	(0.46)	(0.02)	(0.48)

Class R6
Year Ended October 31, 2017	14.41	0.16		2.50	2.66	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.69	0.51	(f)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015(h) through October 31, 2015	15.82	0.69	(f)	(0.41)	0.28	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.71, $0.62 and $0.74 for Class A, Class C, Class I, Class R2 and Class R5, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 4.25%, 3.74% and 4.44% for Class A, Class C, Class I, Class R2 and Class R5, respectively
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.50	18.24%	$84,553	1.25%	2.70%		1.52%	64%
14.38	(3.60)	66,722	1.24	3.06	(f)	1.57	162
15.66	0.29	66,499	1.25	2.42	(f)	1.67	238
16.41	3.18	74,652	1.25	5.44	(g)	1.67	138
16.67	21.40	49,118	1.24	2.77		1.82	63

16.38	17.64	13,679	1.74	2.24		2.04	64
14.30	(4.09)	11,754	1.75	2.59	(f)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(f)	2.20	238
16.36	2.67	3,530	1.75	5.03	(g)	2.17	138
16.63	20.74	1,957	1.74	2.16		2.32	63

16.55	18.65	86,550	0.90	3.21		1.27	64
14.41	(3.31)	54,642	0.89	3.13	(f)	1.31	162
15.70	0.66	35,177	0.91	3.00	(f)	1.41	238
16.45	3.39	34,719	1.00	5.75	(g)	1.42	138
16.71	21.73	55,485	0.99	3.04		1.59	63

16.47	17.99	322	1.49	2.65		1.97	64
14.36	(3.84)	316	1.49	2.66	(f)	2.39	162
15.65	(0.01)	52	1.50	3.74	(f)	1.89	238
16.41	2.90	574	1.50	5.24	(g)	1.92	138
16.67	21.12	558	1.49	2.60		2.11	63

16.57	18.81	1,297	0.80	3.52		1.11	64
14.42	(3.14)	700	0.79	3.33	(f)	1.29	162
15.70	0.71	19	0.80	4.59	(f)	1.16	238
16.46	3.60	587	0.80	5.94	(g)	1.22	138
16.72	21.94	566	0.79	3.31		1.41	63

16.55	18.81	14,055	0.74	0.99		1.22	64
14.41	(3.09)	21	0.75	3.48	(f)	3.06	162
15.69	1.66	21	0.75	5.70	(f)	1.15	238

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2017	$15.54	$0.34		$3.23	$3.57	$(0.35)	$—	$(0.35)
Year Ended October 31, 2016	16.54	0.40	(d)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)
Year Ended October 31, 2013	17.24	0.38		4.00	4.38	(0.42)	—	(0.42)

Class I (formerly Select Class)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(d)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)
Year Ended October 31, 2013	17.36	0.40		4.06	4.46	(0.46)	—	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$18.76	23.41%	$298,112	0.59%	1.98%		0.90%	33%
15.54	(2.94)	69,626	0.60	2.60	(d)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51

18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(d)	0.59	24
16.70	0.00 (e)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2017	$17.24	0.16	(c)	$4.09	$4.25	$(0.35)	$—	$(0.35)
Year Ended October 31, 2016	17.61	0.22	(c)(d)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(c)(d)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(e)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)

Class C
Year Ended October 31, 2017	17.04	0.05	(c)	4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(c)(d)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(c)(d)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(e)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)

Class I (formerly Select Class)
Year Ended October 31, 2017	17.45	0.23	(c)	4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(c)(d)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(c)(d)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(e)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)

Class R2
Year Ended October 31, 2017	17.21	0.06	(c)	4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(c)(d)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(c)(d)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(e)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)

Class R5
Year Ended October 31, 2017	17.44	0.20	(c)	4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(c)(d)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(c)(d)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(e)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)

Class R6
Year Ended October 31, 2017	17.45	0.26	(c)	4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(c)(d)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(c)(d)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(e)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.17, $0.08, $0.20 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.99%, 0.48%, 1.18% and 1.23% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate

$21.14	25.16%	$67,684	1.24%		0.83%		1.46%		38%
17.24	(1.86)	14,034	1.24		1.28	(d)	1.61		51
17.61	3.04	5,824	1.24		0.49	(d)	2.31		42
18.59	(2.47)	351	1.32		0.98	(e)	5.09		63
20.59	22.23	83	1.32	(f)	0.89	(f)	7.99	(f)	65

20.90	24.51	14,534	1.74		0.27		2.00		38
17.04	(2.28)	4,626	1.74		0.75	(d)	2.14		51
17.45	2.39	3,439	1.74		(0.12	)(d)	2.79		42
18.44	(2.91)	137	1.82		0.55	(e)	6.19		63
20.47	21.61	76	1.82	(f)	0.40	(f)	8.35	(f)	65

21.41	25.60	131,356	0.89		1.14		1.19		38
17.45	(1.47)	9,929	0.89		1.41	(d)	1.35		51
17.71	3.29	59,858	0.89		0.83	(d)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(e)	5.55		63
20.64	22.49	3,925	1.07	(f)	1.17	(f)	7.52	(f)	65

21.11	24.85	97	1.49		0.31		2.79		38
17.21	(2.05)	20	1.49		0.87	(d)	4.37		51
17.57	2.67	20	1.51		0.19	(d)	5.11		42
18.55	(2.68)	68	1.57		0.66	(e)	6.05		63
20.53	21.92	70	1.57	(f)	0.67	(f)	8.01	(f)	65

21.39	25.67	90	0.79		1.01		2.44		38
17.44	(1.38)	20	0.80		1.57	(d)	3.59		51
17.75	3.43	20	0.81		0.89	(d)	4.43		42
18.72	(1.99)	70	0.87		1.36	(e)	5.34		63
20.69	22.76	71	0.87	(f)	1.37	(f)	7.31	(f)	65

21.40	25.72	143,868	0.74		1.37		0.95		38
17.45	(1.29)	81,146	0.74		1.70	(d)	1.02		51
17.76	3.48	5,335	0.74		(0.05	)(d)	2.87		42
18.73	(1.95)	70	0.82		1.41	(e)	5.29		63
20.70	22.80	71	0.82	(f)	1.42	(f)	7.26	(f)	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value Fund
Class A
Year Ended October 31, 2017	$12.23	$0.22		$2.50	$2.72	$(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(f)(g)	(1.07)	(0.60)	(0.28)
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)

Class C
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(f)(g)	(1.05)	(0.67)	(0.22)
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)

Class I (formerly Select Class)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(f)(g)	(1.04)	(0.59)	(0.12)
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)

Class L (formerly Institutional Class)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(f)(g)	(1.09)	(0.56)	(0.32)
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)

Class R2
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(f)(g)	(1.05)	(0.63)	(0.22)
Year Ended October 31, 2013	11.99	0.18		2.88	3.06	(0.27)

Class R5
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (h) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(f)(g)	(1.09)	(0.55)	(0.32)
Year Ended October 31, 2013	12.38	0.30		2.96	3.26	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37, $0.45, $0.34 and $0.46 for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44%, 2.99%, 2.39% and 3.06% for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.26	23.30%	$316,510	1.35%	1.71%		1.35%	31%
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(f)(g)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66

13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(f)(g)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66

14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(f)(g)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66

14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(f)(g)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66

14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(f)(g)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66

14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(f)(g)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid International Fund
Class A
Year Ended October 31, 2017	$18.44	$0.33		$3.83	$4.16	$(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(f)	(0.45)	(0.06)	(0.24)
Year Ended October 31, 2013	15.90	0.25		3.88	4.13	(0.24)

Class C
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(f)	(0.52)	(0.16)	(0.13)
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)

Class I (formerly Select Class)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(f)	(0.53)	(0.02)	(0.27)
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)

Class R2
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(f)	(0.53)	(0.13)	(0.17)
Year Ended October 31, 2013	15.74	0.20		3.86	4.06	(0.19)

Class R6
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015(g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.22	22.98%	$232,530	1.21%	1.66%		1.22%	82%
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(f)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49

22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(f)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49

23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(f)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49

22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33
19.31	(0.66)	98	1.64	2.03	(f)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49

22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class I*, Class R5 and Class R6	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class I*, Class L**, Class R2***, Class R3***, Class R4***, Class R5 and Class R6	JPM I	Diversified
Global Research Enhanced Index Fund	Class A****, Class C****, Class I* and Class R2****	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C***** and Class I* and Class R2*****	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
International Value Fund	Class A, Class C, Class I*, Class L**, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class I*, Class L******, Class R2 and Class R6	JPM I	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R2, Class R3 and Class R4 commenced operations on July 31, 2017.
****	Effective August 11, 2017, Class A, Class C and Class R2 liquidated.
*****	Effective October 9, 2017, Class C and Class R2 liquidated.
******	Effective December 1, 2016, Institutional Class was renamed Class L and subsequently liquidated on December 8, 2016.

As of October 9, 2017, Class A shares of the International Research Enhanced Equity Fund were publicly offered on a limited basis.

As of October 31, 2017, Class R2 shares of the Global Unconstrained Equity Fund were not publicly offered for investment.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

(“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$13,796	$—		$—	$13,796
Brazil	180,892	—		—	180,892
China	90,737	373,712		—	464,449
Hong Kong	—	67,091		—	67,091
Hungary	—	30,590		—	30,590
India	—	51,783		—	51,783
Indonesia	—	24,992		—	24,992
Luxembourg	6,606	—		—	6,606
Malaysia	—	52,946		—	52,946
Mexico	6,302	—		—	6,302
Panama	25,459	—		—	25,459
Poland	3,926	37,703		—	41,629
Qatar	—	6,782		—	6,782
Russia	70,765	81,395		—	152,160
Singapore	—	11,895		—	11,895
South Africa	—	30,285		—	30,285
South Korea	24,343	329,871		—	354,214
Taiwan	22,801	211,008		—	233,809
Thailand	81,138	—		—	81,138
Turkey	—	97,803		—	97,803
United States	10,353	—		—	10,353
Vietnam	7,456	—		—	7,456

Total Common Stocks	544,574	1,407,856		—	1,952,430

Rights
Taiwan	—	—	(a)	—	—	(a)
Short-Term Investment
Investment Company	84,272	—		—	84,272

Total Investments in Securities	$628,846	$1,407,856		$—	$2,036,702

Appreciation in Other Financial Instruments
Futures Contracts	$564	$—		$—	$564

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$62,699	$—	$—	$62,699
Australia	—	23,282	—	23,282
Brazil	464,826	—	—	464,826
China	458,068	701,928	—	1,159,996
Egypt	29,860	—	—	29,860
Hong Kong	—	280,702	—	280,702
India	124,396	603,651	—	728,047
Indonesia	—	123,894	—	123,894
Mexico	98,749	—	—	98,749
Panama	49,888	—	—	49,888
Peru	64,888	—	—	64,888
Russia	—	184,138	—	184,138
South Africa	119,868	156,314	—	276,182
South Korea	28,202	211,229	—	239,431
Spain	—	25,917	—	25,917
Taiwan	188,279	151,840	—	340,119
Thailand	—	33,988	—	33,988
Turkey	—	14,648	—	14,648
United States	106,061	—	—	106,061

Total Common Stocks	1,795,784	2,511,531	—	4,307,315

Warrants
United States	—	24,582	—	24,582
Short-Term Investment
Investment Company	128,728	—	—	128,728

Total Investments in Securities	$1,924,512	$2,536,113	$—	$4,460,625

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$217,724	$—	$217,724
Austria	—	11,660	—	11,660
Belgium	—	42,825	—	42,825
Bermuda	6,740	—	—	6,740
Canada	285,263	—	—	285,263
China	—	5,150	—	5,150
Denmark	—	54,407	—	54,407
Finland	—	21,095	—	21,095
France	12,738	358,389	—	371,127
Germany	6,877	292,961	—	299,838
Hong Kong	679	100,691	—	101,370
Ireland	12,814	11,880	—	24,694
Israel	2,136	—	—	2,136
Italy	—	65,743	—	65,743
Japan	12,960	745,772	—	758,732
Jersey	—	4,812	—	4,812
Luxembourg	—	10,523	—	10,523
Macau	—	812	—	812
Netherlands	16,820	179,814	—	196,634
New Zealand	827	5,409	—	6,236
Norway	—	7,286	—	7,286
Singapore	—	36,141	—	36,141
Spain	—	121,985	—	121,985
Sweden	—	52,665	—	52,665
Switzerland	—	245,828	—	245,828
United Kingdom	2,667	492,381	—	495,048
United States	5,068,634	16,261	—	5,084,895

Total Common Stocks	5,429,155	3,102,214	—	8,531,369

Short-Term Investment
Investment Company	105,120	—	—	105,120

Total Investments in Securities	$5,534,275	$3,102,214	$—	$8,636,489

Appreciation in Other Financial Instruments
Futures Contracts	$—	$3,513	$—	$3,513

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$63	$—	$63
Canada	39	—	—	39
China	149	135	—	284
France	—	211	—	211
Germany	79	—	—	79
Hong Kong	—	80	—	80
India	74	—	—	74
Italy	—	35	—	35
Japan	—	283	—	283
Luxembourg	—	39	—	39
Netherlands	—	70	—	70
Singapore	—	72	—	72
South Africa	—	81	—	81
Switzerland	—	163	—	163
United Kingdom	—	251	—	251
United States	1,668	—	—	1,668

Total Investments in Securities	$2,009	$1,483	$—	$3,492

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$46,328	$—	$46,328
Belgium	—	49,104	—	49,104
China	35,976	105,515	—	141,491
Denmark	—	46,008	—	46,008
France	—	533,195	—	533,195
Germany	57,453	340,438	—	397,891
Hong Kong	—	180,431	—	180,431
India	45,171	—	—	45,171
Indonesia	—	24,080	—	24,080
Japan	—	804,353	—	804,353
Macau	—	25,697	—	25,697
Netherlands	—	252,917	—	252,917
Singapore	—	48,778	—	48,778
South Africa	—	37,840	—	37,840
South Korea	22,511	85,791	—	108,302
Spain	—	59,570	—	59,570
Sweden	—	59,141	—	59,141
Switzerland	—	421,731	—	421,731
Taiwan	43,194	—	—	43,194
United Kingdom	49,550	577,620	—	627,170
United States	—	29,568	—	29,568

Total Common Stocks	253,855	3,728,105	—	3,981,960

Short-Term Investment
Investment Company	24,698	—	—	24,698

Total Investments in Securities	$278,553	$3,728,105	$—	$4,006,658

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,862	$—	$1,862
Austria	1,518	—	—	1,518
Belgium	—	1,758	—	1,758
Canada	2,020	—	—	2,020
China	—	3,199	—	3,199
Czech Republic	1,294	—	—	1,294
Denmark	—	3,627	—	3,627
Finland	—	6,260	—	6,260
France	—	19,481	—	19,481
Germany	—	20,261	—	20,261
Hong Kong	—	1,917	—	1,917
Ireland	1,863	—	—	1,863
Italy	—	5,271	—	5,271
Japan	4,214	16,852	—	21,066
Netherlands	3,652	11,750	—	15,402
New Zealand	—	2,216	—	2,216
Norway	—	5,519	—	5,519
Russia	—	6,319	—	6,319
Singapore	—	2,016	—	2,016
South Korea	—	4,316	—	4,316
Spain	—	4,110	—	4,110
Switzerland	—	17,767	—	17,767
Taiwan	2,673	—	—	2,673
United Kingdom	10,306	33,726	—	44,032
United States	—	2,034	—	2,034

Total Common Stocks	27,540	170,261	—	197,801

Short-Term Investment
Investment Company	2,218	—	—	2,218

Total Investments in Securities	$29,758	$170,261	$—	$200,019

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$26	$—	$26

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(354)	$—	$(354)

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$230,742	$—	(b)	$230,742
Austria	—	31,790	—		31,790
Belgium	—	57,688	—		57,688
Denmark	—	62,799	—		62,799
Finland	24,092	65,250	—		89,342
France	39,134	511,696	—		550,830
Germany	23,374	481,097	—		504,471
Hong Kong	—	107,810	—		107,810
Ireland	25,131	—	—		25,131
Israel	11,340	—	—		11,340
Italy	—	140,295	—		140,295
Japan	—	1,058,646	—		1,058,646
Luxembourg	—	29,394	—		29,394
Netherlands	—	257,583	—		257,583
Norway	—	18,955	—		18,955
Singapore	—	44,055	—		44,055
Spain	—	118,733	—		118,733
Sweden	—	35,064	—		35,064
Switzerland	—	457,529	—		457,529
United Kingdom	—	775,244	—		775,244
United States	—	41,536	—		41,536

Total Common Stocks	123,071	4,525,906	—	(b)	4,648,977

Debt Securities
Corporate Bonds
Brazil	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	242,928	—	—		242,928

Total Investments in Securities	$365,999	$4,525,906	$—	(b)	$4,891,905

Appreciation in Other Financial Instruments
Futures Contracts	$—	$9,050	$—		$9,050

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(425)	$—		$(425)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$10,128	$—	$—	$10,128
China	10,081	26,947	—	37,028
Denmark	—	4,964	—	4,964
Finland	5,902	—	—	5,902
France	—	7,239	—	7,239
Germany	14,457	23,859	—	38,316
Hong Kong	—	23,946	—	23,946
India	9,400	—	—	9,400
Indonesia	—	7,138	—	7,138
Italy	—	6,710	—	6,710
Japan	—	41,989	—	41,989
Netherlands	—	31,410	—	31,410
South Africa	—	7,058	—	7,058
South Korea	—	17,276	—	17,276
Spain	—	7,830	—	7,830
Switzerland	—	28,722	—	28,722
United Kingdom	—	55,869	—	55,869

Total Common Stocks	49,968	290,957	—	340,925

Short-Term Investment
Investment Company	14,714	—	—	14,714

Total Investments in Securities	$64,682	$290,957	$—	$355,639

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,428	$—	$26,428
Austria	—	10,196	—	10,196
Belgium	—	18,309	—	18,309
Canada	11,081	—	—	11,081
China	—	7,059	—	7,059
Finland	—	9,957	—	9,957
France	11,170	114,057	—	125,227
Germany	—	60,639	—	60,639
Ireland	7,036	—	—	7,036
Israel	5,631	—	—	5,631
Italy	—	28,227	—	28,227
Japan	—	177,783	—	177,783
Luxembourg	—	11,191	—	11,191
Netherlands	—	59,586	—	59,586
Norway	—	7,744	—	7,744
Singapore	—	11,051	—	11,051
South Korea	—	7,703	—	7,703
Spain	—	23,537	—	23,537
Sweden	—	7,436	—	7,436
Switzerland	—	66,211	—	66,211
United Kingdom	—	88,068	—	88,068
United States	—	11,188	—	11,188

Total Common Stocks	34,918	746,370	—	781,288

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$8,228	$—	$—	$8,228

Total Investments in Securities	$43,146	$746,370	$—	$789,516

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,704	$—	$3,704

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,534)	$—	$(3,534)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$203,818	$—	$203,818
Austria	—	36,667	—	36,667
Belgium	—	43,403	—	43,403
China	—	27,352	—	27,352
Denmark	5,747	119,943	—	125,690
Finland	—	12,636	—	12,636
France	6,340	312,056	—	318,396
Germany	—	210,207	—	210,207
Hong Kong	9,549	34,851	—	44,400
Israel	23,399	—	—	23,399
Italy	—	33,785	—	33,785
Japan	—	728,147	—	728,147
Luxembourg	—	27,489	—	27,489
Netherlands	—	165,027	—	165,027
Norway	11,895	14,016	—	25,911
Singapore	—	67,405	—	67,405
South Africa	—	21,508	—	21,508
Spain	—	62,543	—	62,543
Sweden	—	109,300	—	109,300
Switzerland	—	331,338	—	331,338
United Kingdom	73,819	369,121	—	442,940
United States	—	24,545	—	24,545

Total Common Stocks	130,749	2,955,157	—	3,085,906

Short-Term Investment
Investment Company	53,390	—	—	53,390

Total Investments in Securities	$184,139	$2,955,157	$—	$3,139,296

Appreciation in Other Financial Instruments
Futures Contracts	$—	$588	$—	$588

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(48)	$—	$(48)

(a)	Value is zero.
(b)	Amount rounds to less than 500.

For the Emerging Economies Fund, transfers from level 1 to level 2 in the amount of approximately $14,600,000 and from level 2 to level 1 in the amount of approximately $18,262,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

For the Emerging Markets Equity Fund, transfers from level 1 to level 2 in the amount of approximately $31,497,000 and from level 2 to level 1 in the amount of approximately $93,359,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the International Equity Fund, transfers from level 1 to level 2 in the amount of approximately $60,798,000 and from level 2 to level 1 in the amount of approximately $55,082,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the International Equity Income Fund, transfers from level 1 to level 2 in the amount of approximately $4,725,000 and from level 2 to level 1 in the amount of approximately $6,401,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the International Value Fund, transfers from level 1 to level 2 in the amount of approximately $13,046,000 and from level 2 to level 1 in the amount of approximately $19,348,000 are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2017.

For the Global Research Enhanced Index Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and Intrepid International Fund, there were no significant transfers among any levels during the year ended October 31, 2017.

For the Global Unconstrained Equity Fund there were no transfers among any levels during the year ended October 31, 2017.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of October 31, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Global Research Enhanced Index Fund, International Research Enhanced Equity Fund, International Value Fund and Intrepid International Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2017 (amounts in thousands):

	Emerging Economies Fund	Global Research Enhanced Index Fund		International Research Enhanced Equity Fund	International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$10,876	$38,730	(a)	$72,726	$4,750	$13,417
Ending Notional Balance Long	35,581	62,195		352,214	—	30,050

(a)	For the period from March 1, 2017 to October 31, 2017.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

D. Forward Foreign Currency Exchange Contracts — Emerging Economies Fund, Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Emerging Economies Fund, Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2017 (amounts in thousands):

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Unconstrained Equity Fund		International Equity Fund		International Equity Income Fund	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$3,175	(a)	$4,501	(b)	$5	(c)	$15,947	(d)	$2,411	$1,370	(d)	$141	(e)	$228,704	$13,347	(c)
Average Settlement Value Sold	—		—		—		—		2,319	—		—		200,813	—
Ending Settlement Value Purchased	—		—		—		—		18,348	—		—		177,910	—
Ending Settlement Value Sold	—		—		—		—		18,348	—		—		170,222	—

(a)	For the period from January 1, 2017 to January 31, 2017.
(b)	For the period from October 3, 2017 to October 10, 2017.
(c)	For the period from May 3, 2017 to May 9, 2017.
(d)	For the period from April 1, 2017 to April 30, 2017.
(e)	For the period from October 2, 2017 to October 10, 2017.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Economies Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$564

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$3,513

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$26

Gross Liabilities:
Foreign exchange contracts	Payables	$(354)

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9,050

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(425)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$3,704

Gross Liabilities:
Foreign exchange contracts	Payables	$(3,534)

The following table presents the value of derivatives held at October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Intrepid International Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$588

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(48)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing,

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2017, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$56	$—	$56
Foreign exchange contracts	—	166	166

	$56	$166	$222

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$846

Emerging Markets Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$204

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$686

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,513

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(354)

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(477)

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(215)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$10,841	$—	$10,841
Foreign exchange contracts	—	71	71

	$10,841	$71	$10,912

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$7,927

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(41)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$890	$—	$890
Foreign exchange contracts	—	(1,445)	(1,445)

	$890	$(1,445)	$(555)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$609

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,906	$—	$1,906
Foreign exchange contracts	—	548	548

	$1,906	$548	$2,454

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$540

(a)	Amount rounds to less than 500.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

The Funds’ derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. If the Fund holds the structured instrument to maturity, the Fund will be entitled to receive payment from the instrument’s issuing entity based on the value of the reference asset with any necessary adjustments, and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset, which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates or other entities and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statement of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2017 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Emerging Economies Fund
Transfer agency fees	$10		$2		$4	n/a	n/a		n/a		n/a		$—	(a)	$12	$28
Sub-transfer agency fees	57		2		1	n/a	n/a		n/a		n/a		1		—	61
Emerging Markets Equity Fund
Transfer agency fees	62		9		18	$18	$—	(a)	$—	(a)	$—	(a)	1		17	125
Sub-transfer agency fees	278		24		117	143	—		—		—		—		—	562
Global Research Enhanced Index Fund
Transfer agency fees	—	(a)	—	(a)	56	n/a	—	(a)	n/a		n/a		n/a		n/a	56
Sub-transfer agency fees	—		—		158	n/a	—		n/a		n/a		n/a		n/a	158

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Class A		Class C		Class I		Class L		Class R2		Class R3	Class R4	Class R5		Class R6		Total
Global Unconstrained Equity Fund
Transfer agency fees	$—	(a)	$—	(a)	$1		n/a		$—	(a)	n/a	n/a	$—	(a)	$—	(a)	$1
Sub-transfer agency fees	1		—	(a)	—	(a)	n/a		—		n/a	n/a	—		—		1
International Equity Fund
Transfer agency fees	32		7		5		n/a		1		n/a	n/a	1		23		69
Sub-transfer agency fees	69		11		41		n/a		2		n/a	n/a	13		—		136
International Equity Income Fund
Transfer agency fees	4		4		8		n/a		1		n/a	n/a	—	(a)	5		22
Sub-transfer agency fees	23		5		25		n/a		—	(a)	n/a	n/a	—	(a)	—		53
International Research Enhanced Equity Fund
Transfer agency fees	38		3		15		n/a		34		n/a	n/a	n/a		n/a		90
Sub-transfer agency fees	37		8		167		n/a		7		n/a	n/a	n/a		n/a		219
International Unconstrained Equity Fund
Transfer agency fees	4		3		7		n/a		—	(a)	n/a	n/a	1		—		15
Sub-transfer agency fees	5		1		4		n/a		—		n/a	n/a	—		—		10
International Value Fund
Transfer agency fees	19		3		6		$5		1		n/a	n/a	1		12		47
Sub-transfer agency fees	235		17		18		—		2		n/a	n/a	—		—		272
Intrepid International Fund
Transfer agency fees	10		1		2		—		1		n/a	n/a	n/a		18		32
Sub-transfer agency fees	10		1		8		—	(a)	—	(a)	n/a	n/a	n/a		—		19

(a)	Amount rounds to less than 500.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Certain Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$(1,890)	$(958)	$2,848
Emerging Markets Equity Fund	(4,903)	(558)	5,461
Global Research Enhanced Index Fund	—	1,245	(1,245)
Global Unconstrained Equity Fund	—	(1)	1
International Equity Fund	—	504	(504)
International Equity Income Fund	—	(140)	140
International Research Enhanced Equity Fund	—	(4,334)	4,334
International Unconstrained Equity Fund	—	256	(256)
International Value Fund	(241,545)	664	240,881
Intrepid International Fund	(144,377)	3,938	140,439

The reclassifications for the Funds relate primarily to foreign currency gains or losses, expiration of capital loss carryforwards, India capital gains tax, return of capital distributions and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	0.85%
Emerging Markets Equity Fund	0.85
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Equity Fund	0.70
International Equity Income Fund	0.70
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60
Intrepid International Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class R4, Class R5, Class R6, Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Economies Fund	0.25%	0.75%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50%	0.25%
Global Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Class A	Class C	Class R2	Class R3
International Equity Income Fund	0.25%	0.75%	0.50%	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a
Intrepid International Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$2	$—
Emerging Markets Equity Fund	95	—	(a)
Global Unconstrained Equity Fund	1	—
International Equity Fund	22	—	(a)
International Equity Income Fund	26	—	(a)
International Research Enhanced Equity Fund	4	—
International Unconstrained Equity Fund	45	—	(a)
International Value Fund	110	—	(a)
Intrepid International Fund	2	—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge service fees. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A		Class C		Class I	Class L		Class R2		Class R3	Class R4	Class R5
Emerging Economies Fund	0.25%		0.25%		0.25%	n/a		n/a		n/a	n/a	0.10	%*
Emerging Markets Equity Fund	0.25		0.25		0.25	0.10%		0.25%		0.25%	0.25%	0.10	*
Global Research Enhanced Index Fund	0.25	**	0.25	**	0.25	n/a		0.25	**	n/a	n/a	n/a
Global Unconstrained Equity Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Equity Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Equity Income Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Research Enhanced Equity Fund	0.25		0.25	***	0.25	n/a		0.25	***	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25		0.25		0.25	n/a		0.25		n/a	n/a	0.10	*
International Value Fund	0.25		0.25		0.25	0.10		0.25		n/a	n/a	0.10	*
Intrepid International Fund	0.25		0.25		0.25	0.10	****	0.25		n/a	n/a	n/a

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.
**	Liquidated on August 11, 2017.
***	Liquidated on October 9, 2017.
****	Liquidated on December 8, 2016.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Economies Fund (1)	1.35%	1.85%	1.10%	n/a	n/a	n/a	n/a	0.95%	0.85%
Emerging Markets Equity Fund (2)	1.35	1.85	1.10	0.95%	1.60%	1.35%	1.10%	0.95	0.85
Global Research Enhanced Index Fund	n/a	n/a	0.34	n/a	n/a	n/a	n/a	n/a	n/a
Global Unconstrained Equity Fund (3), (4)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	0.80	0.75
International Equity Fund (5)	1.24	1.74	0.99	n/a	1.49	n/a	n/a	0.84	0.74
International Equity Income Fund (6)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	0.80	0.75
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund (7)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	0.80	0.75
International Value Fund (8)	1.35	1.85	1.10	0.95	1.60	n/a	n/a	0.95	0.85
Intrepid International Fund (9)	1.25	1.75	0.90	n/a	1.50	n/a	n/a	n/a	0.75

(1)	Effective November 1, 2017, the contractual expense limitations for Emerging Economies Fund were lowered to 1.14%, 1.64%, 0.89%, 0.79% and 0.69% for Class A, Class C, Class I, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(2)	Effective November 1, 2017, the contractual expense limitations for Emerging Markets Equity Fund were lowered to 1.24%, 1.74%, 0.99%, 1.54%, 1.29%, 1.04%, 0.89% and 0.79% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(3)	Prior to May 31, 2017, the contractual expense limitations for Global Unconstrained Equity Fund were 0.75%, 1.25%, 0.40%, 1.00%, 0.30% and 0.25% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

(4)	Effective November 1, 2017, the contractual expense limitations for Global Unconstrained Equity Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30%, 0.65% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(5)	Effective November 1, 2017, the contractual expense limitations for International Equity Fund were lowered to 0.95%, 1.45%, 0.70%, 1.25%, 0.60% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(6)	Effective November 1, 2017, the contractual expense limitations for International Equity Income Fund were lowered to 0.95%, 1.45%, 0.70%, 1.25%, 0.60% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(7)	Effective November 1, 2017, the contractual expense limitations for International Unconstrained Equity Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30%, 0.65% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(8)	Effective November 1, 2017, the contractual expense limitations for International Value Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30%, 0.65% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and are in effect until October 31, 2019.

(9)	Effective November 1, 2017, the contractual expense limitations for Intrepid International Fund were lowered to 1.00%, 1.50%, 0.75%, 1.30% and 0.55% for Class A, Class C, Class I, Class R2 and Class R6, respectively, and are in effect until October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2017 and are in place until February 28, 2018.

For the year ended October 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Economies Fund	$2,181	$1,387	$77	$3,645	$11
Emerging Markets Equity Fund	3,640	2,264	649	6,553	6
Global Research Enhanced Index Fund	9,802	6,302	133	16,237	—
Global Unconstrained Equity Fund	5	2	3	10	246
International Equity Fund	1,525	1,007	169	2,701	11
International Equity Income Fund	301	131	111	543	6
International Research Enhanced Equity Fund	2,761	1,558	161	4,480	14
International Unconstrained Equity Fund	227	136	71	434	1
International Value Fund	—	—	19	19	6
Intrepid International Fund	3	2	41	46	1

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Voluntary Waivers
Investment Advisory fees
Global Unconstrained Equity Fund	$12

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2017 were as follows (amounts in thousands):

Emerging Economies Fund	$60
Emerging Markets Equity Fund	113
Global Research Enhanced Index Fund	120
Global Unconstrained Equity Fund	—	(a)
International Equity Fund	98
International Equity Income Fund	8
International Research Enhanced Equity Fund	113
International Unconstrained Equity Fund	15
International Value Fund	26
Intrepid International Fund	87

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2017, Emerging Markets Equity Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and International Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Markets Equity Fund	$1
Global Research Enhanced Index Fund	1
Global Unconstrained Equity Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,143,659	$1,383,206
Emerging Markets Equity Fund	1,228,555	786,166
Global Research Enhanced Index Fund	2,742,996	2,529,931

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Global Unconstrained Equity Fund	$3,829	$2,382
International Equity Fund	609,088	795,772
International Equity Income Fund	147,992	105,928
International Research Enhanced Equity Fund	3,626,671	598,717
International Unconstrained Equity Fund	263,896	72,634
International Value Fund	274,921	971,554
Intrepid International Fund	2,341,557	2,445,460

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,631,645	$454,939	$49,318	$405,621
Emerging Markets Equity Fund	3,168,327	1,353,479	61,181	1,292,298
Global Research Enhanced Index Fund	6,880,883	1,891,302	132,183	1,759,119
Global Unconstrained Equity Fund	3,296	298	102	196
International Equity Fund	3,040,734	1,030,689	64,765	965,924
International Equity Income Fund	172,882	30,181	3,044	27,137
International Research Enhanced Equity Fund	4,607,087	353,643	60,200	293,443
International Unconstrained Equity Fund	316,105	40,588	1,054	39,534
International Value Fund	724,149	111,583	46,046	65,537
Intrepid International Fund	2,761,963	425,926	48,053	377,873

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts and investments in PFICs.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Total Distributions Paid
Emerging Economies Fund	$27,595	$27,595
Emerging Markets Equity Fund	23,992	23,992
Global Research Enhanced Index Fund	155,976	155,976
Global Unconstrained Equity Fund	3	3
International Equity Fund	17,837	17,837
International Equity Income Fund	5,382	5,382
International Research Enhanced Equity Fund	34,205	34,205
International Unconstrained Equity Fund	2,563	2,563
International Value Fund	61,529	61,529
Intrepid International Fund	70,281	70,281

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Emerging Economies Fund	$13,283	$—	$—	$13,283
Emerging Markets Equity Fund	20,262	—	—	20,262
Global Research Enhanced Index Fund	138,054	—	—	138,054
Global Unconstrained Equity Fund	5,669	524	1,030	7,223
International Equity Fund	64,361	—	—	64,361
International Equity Income Fund	3,670	1,746	—	5,416

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
International Research Enhanced Equity Fund	$21,405	$7,959	$—	$29,364
International Unconstrained Equity Fund	274	—	—	274
International Value Fund	29,657	—	—	29,657
Intrepid International Fund	42,882	—	—	42,882

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

At October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$34,661	$(80,320)	$404,141
Emerging Markets Equity Fund	21,827	115,827	1,292,292
Global Research Enhanced Index Fund	135,233	(97,823)	1,758,975
Global Unconstrained Equity Fund	142	31	196
International Equity Fund	60,072	(51,652)	966,000
International Equity Income Fund	320	(9,533)	26,814
International Research Enhanced Equity Fund	61,850	33,138	293,478
International Unconstrained Equity Fund	3,142	(2,922)	39,535
International Value Fund	16,348	(65,718)	65,472
Intrepid International Fund	63,609	—	377,870

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, capital Loss carryovers, trustee deferred compensation, mark-to-market of forward foreign currency contracts and investments in PFICs.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2018	2019	Total
Emerging Economies Fund	$—	$16,730	$16,730
International Equity Fund	4,532	3,312	7,844
International Value Fund	63,767	—	63,767

At October 31, 2017, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$63,590	—
Emerging Markets Equity Fund	—	115,827
Global Research Enhanced Index Fund	52,602	45,221
International Equity Fund	—	43,808
International Equity Income Fund	9,533	—
International Unconstrained Equity Fund	1,615	1,307
International Value Fund	1,951	—

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

During the year ended October 31, 2017, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$158,471
Emerging Markets Equity Fund	10,629
Global Research Enhanced Index Fund	138,657
International Equity Income Fund	718
International Research Enhanced Equity Fund	3,153
International Unconstrained Equity Fund	2,024
International Value Fund	69,190
Intrepid International Fund	152,894

During the year ended October 31, 2017, the following Funds had expired capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$1,890
Emerging Markets Equity Fund	4,903
International Value Fund	241,545
Intrepid International Fund	144,376

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2017. Average borrowings from the Facility for the year ended October 31, 2017, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$25,617	1.56%	16	$18
Emerging Markets Equity Fund	13,143	1.65	6	4
International Equity Fund	21,828	1.47	11	9
International Value Fund	16,262	1.25	18	10
Intrepid International Fund	38,825	1.49	8	13

In addition, effective August 16, 2016, the Trusts along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds had no borrowings outstanding from the Credit Facility at October 31, 2017.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Average borrowings from the Credit Facility for, or at any time during the year ended October 31, 2017, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Intrepid International Fund	$5,700	1.77%	4	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

As of October 31, 2017, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	10.3%	70.6%
Emerging Markets Equity Fund	—	39.4
International Equity Fund	—	70.3
International Research Enhanced Equity Fund	15.1	54.4
International Unconstrained Equity Fund	33.4	—
Intrepid International Fund	—	89.7

As of October 31, 2017, the following Funds had individual shareholder accounts and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non-affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Global Research Enhanced Index Fund	2	92.5%	—	—%
Global Unconstrained Equity Fund	—	—	6	37.4
International Equity Income Fund	—	—	8	52.2
International Research Enhanced Equity Fund	2	13.6	—	—
International Value Fund	—	—	7	58.3
Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2017, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	—%	22.8%	—%	—%	—%	—%
Emerging Markets Equity Fund	10.4	26.0	—	—	16.3	—
International Equity Fund	—	—	13.3	—	—	20.1
International Equity Income Fund	—	—	—	10.1	—	10.5
International Research Enhanced Equity Fund	—	—	11.3	10.3	—	21.6
International Unconstrained Equity Fund	—	10.4	—	10.8	—	11.8
International Value Fund	—	—	15.9	—	—	22.5
Intrepid International Fund		—	10.1	—		23.2

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Netherlands	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	17.4%	—%	11.5%	—%
International Equity Fund	—	—	10.5	—	15.7
International Equity Income Fund	—	—	—	—	22.0
International Research Enhanced Equity Fund	—	—	—	—	15.8
International Unconstrained Equity Fund	—	—	—	—	15.7
International Value Fund	—	—	—	—	11.2
Intrepid International Fund	—	—	10.5	—	14.1

As of October 31, 2017, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,166.30	$7.26	1.33%
Hypothetical*	1,000.00	1,018.50	6.77	1.33
Class C
Actual*	1,000.00	1,163.30	10.09	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class I (formerly Select Class)
Actual*	1,000.00	1,167.30	6.01	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class R5
Actual*	1,000.00	1,168.20	5.19	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R6
Actual*	1,000.00	1,169.00	4.65	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,157.90	7.34	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class C
Actual*	1,000.00	1,155.20	10.05	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class I (formerly Select Class)
Actual*	1,000.00	1,159.30	5.99	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class L (formerly Institutional Class)
Actual*	1,000.00	1,160.50	5.17	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Class R2
Actual**	$1,000.00	$1,044.30	$8.24	3.20%
Hypothetical*	1,000.00	1,009.07	16.20	3.20
Class R3
Actual**	1,000.00	1,045.10	6.96	2.70
Hypothetical*	1,000.00	1,011.59	13.69	2.70
Class R4
Actual**	1,000.00	1,045.50	5.67	2.20
Hypothetical*	1,000.00	1,014.12	11.17	2.20
Class R5
Actual*	1,000.00	1,160.10	5.17	0.95
Hypothetical*	1,000.00	1,020.42	4.84	0.95
Class R6
Actual*	1,000.00	1,161.20	4.63	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85

Global Research Enhanced Index Fund
Class I (formerly Select Class)
Actual*	1,000.00	1,093.20	1.79	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,063.30	3.85	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class C
Actual*	1,000.00	1,060.80	6.44	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class I (formerly Select Class)
Actual*	1,000.00	1,065.30	2.08	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40
Class R2
Actual*	1,000.00	1,062.20	5.20	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class R5
Actual*	1,000.00	1,066.10	1.56	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Class R6
Actual*	1,000.00	1,066.20	1.30	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

International Equity Fund
Class A
Actual*	1,000.00	1,130.80	6.61	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class C
Actual*	1,000.00	1,127.30	9.33	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,132.00	5.32	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class R2
Actual*	1,000.00	1,128.80	7.99	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,133.10	4.52	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund (continued)
Class R6
Actual*	$1,000.00	$1,133.10	$3.98	0.74%
Hypothetical*	1,000.00	1,021.48	3.77	0.74

International Equity Income Fund
Class A
Actual*	1,000.00	1,087.90	6.58	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,085.10	9.20	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class I (formerly Select Class)
Actual*	1,000.00	1,089.90	4.74	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R2
Actual*	1,000.00	1,086.90	7.89	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	1,090.90	4.22	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,090.60	3.90	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,097.10	3.12	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Class I (formerly Select Class)
Actual*	1,000.00	1,098.10	1.80	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,122.10	6.63	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,118.80	9.29	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,123.90	4.76	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89
Class R2
Actual*	1,000.00	1,120.50	7.96	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,124.00	4.23	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,124.50	3.96	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74

International Value Fund
Class A
Actual*	1,000.00	1,094.40	7.18	1.36
Hypothetical*	1,000.00	1,018.35	6.92	1.36

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Class C
Actual*	$1,000.00	$1,091.90	$9.81	1.86%
Hypothetical*	1,000.00	1,015.83	9.45	1.86
Class I (formerly Select Class)
Actual*	1,000.00	1,096.80	5.50	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04
Class L (formerly Institutional Class)
Actual*	1,000.00	1,097.30	4.65	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class R2
Actual*	1,000.00	1,093.70	8.34	1.58
Hypothetical*	1,000.00	1,017.24	8.03	1.58
Class R5
Actual*	1,000.00	1,097.60	4.97	0.94
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Class R6
Actual*	1,000.00	1,098.30	4.39	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83

Intrepid International Fund
Class A
Actual*	1,000.00	1,106.60	6.48	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class C
Actual*	1,000.00	1,103.40	9.28	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class I (formerly Select Class)
Actual*	1,000.00	1,108.30	4.78	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R2
Actual*	1,000.00	1,105.50	7.96	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R6
Actual*	1,000.00	1,109.10	3.77	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the actual period). Commencement of operations was July 31, 2017.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were

present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the fund has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance for Class A shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the third, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth, and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the second, first and fourth quintiles based upon the Peer Group, and in the first, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the first, first and fourth quintiles based upon the Peer Group, and in the first, second, and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that based upon the Universe, the Global Research Enhanced Index Fund’s performance for Class A shares was in the second and first quintiles for the one- and three-year periods ended December 31, 2016, respectively, and in the first quintile for Class I shares for both the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2016, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016 , respectively. The Trustees noted that the performance for Class I shares was in fourth, second, and second quintiles based upon the Universe for the one-, three- and five- year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the second, second, and third quintiles based upon the Peer group, and in the third, third and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Class I shares was in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Income Fund’s performance for Class A shares was in the fifth and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2016, respectively, and in the fifth, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees noted that performance for Class I shares was in the fifth, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that, based upon the Universe, the International Research Enhanced Equity Fund’s performance for Class A shares was in the third, first, and first quintiles, and in the second, first, and first quintiles for Class I shares, for the one- three- and five- year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that, based upon the Universe, the International Unconstrained Equity Fund’s performance for Class A shares was in the second, third and first quintiles, and in the second, second, and first quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that, based upon the Universe, the International Value Fund’s performance for Class A shares was in the third, fifth and fifth quintiles, and in the second, fourth and fourth quintiles for Class I shares, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid International Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the fourth, third, and second quintiles based upon the Universe, for the one-, three- and five- year periods ended December 31, 2016, respectively. The Trustees noted that the performance for the Class I shares was in the second quintile based upon the Peer Group, and in the fourth, third and second quintiles based upon the Universe, for the one-, three,- and five- year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second and third quintiles based upon the Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Equity Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles, respectively, based upon both the Peer Group and the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles based upon the Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the International Value Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. The Trustees also noted that the

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2017	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2017:

Dividends Received Deduction
Global Research Enhanced Index Fund	50.82%
Global Unconstrained Equity Fund	7.41

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$32,892
Emerging Markets Equity Fund	29,196
Global Research Enhanced Index Fund	155,976
Global Unconstrained Equity Fund	3
International Equity Fund	25,808
International Equity Income Fund	6,084
International Research Enhanced Equity Fund	38,026
International Unconstrained Equity Fund	2,882
International Value Fund	30,449
Intrepid International Fund	77,253

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2017, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$63,581	$5,297
Emerging Markets Equity Fund	66,994	5,204
International Equity Fund	103,374	7,971
International Equity Income Fund	7,561	702
International Research Enhanced Equity Fund	55,178	3,821
International Unconstrained Equity Fund	4,303	319
International Value Fund	30,664	2,954
Intrepid International Fund	89,455	6,972

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-INTEQ-1017

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2017

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

Twelve Months Ended October 31, 2017 (Unaudited)

U.S. financial markets overall provided positive returns during the reporting period amid synchronized global economic growth, historically low interest rates and strong corporate earnings. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

U.S. equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) hit fresh highs in 11 of the 22 trading days in October 2017. The performance of fixed-income markets was mixed. High-yield bonds, also known as junk bonds, and U.S. Treasury bonds generally outperformed other debt securities during in the reporting period.

Overall, municipal bonds produced positive returns, helped by limited new issuance and fading investor expectations for increased infrastructure spending by the federal government.

For the twelve months ended October 31, 2017, the S&P 500 returned 23.63%, while the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned 1.94%.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1],*	25.82%
S&P 500 Index	23.63%

Net Assets as of 10/31/2017 (In Thousands) .	$1,273,997

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2017. The Fund’s security selection in both the health services & systems sector and the semiconductors & hardware sector was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in both the pharmaceutical/medical technology sector and the industrial cyclical sector was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in UnitedHealth Group Inc. and Broadcom Ltd., and its underweight position in Qualcomm Inc. Shares of UnitedHealth Group, a health insurance provider, rose after the company reported better-than-expected earnings for the third quarter of 2017 and raised its earnings forecast for the full year 2017. Shares of Broadcom, a semiconductor manufacturer, rose amid sales growth and rising valuations among technology stocks in general. Shares of Qualcomm, a maker of communications semiconductors, fell amid legal disputes with Apple Inc. and an unnamed customer that sharply reduced the company’s technology licensing revenue.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Pioneer Natural Resources Inc., Walt Disney Co. and Molson Coors Brewing Co. Shares of Pioneer Natural Resources, a natural gas and oil exploration and production company, fell after the company cut its production forecast. Shares of Walt Disney, an entertainment and media company, fell on declining cable TV subscriptions and the prospect of increased competition from Netflix Inc. Shares of Molson Coors Brewing, a beer maker, fell after the company reported a drop in sales and lower-than-expected earnings for the second quarter of 2017.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Broadcom Ltd.	4.6%
2.	UnitedHealth Group, Inc.	4.1
3.	Microsoft Corp.	4.1
4.	Apple, Inc.	4.1
5.	Amazon.com, Inc.	3.6
6.	Bank of America Corp.	3.2
7.	Honeywell International, Inc.	3.0
8.	Alphabet, Inc., Class C	2.7
9.	Citigroup, Inc.	2.6
10.	Alphabet, Inc., Class A	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.9%
Financials	18.7
Health Care	15.1
Consumer Discretionary	12.7
Industrials	8.7
Energy	6.1
Consumer Staples	4.0
Materials	2.8
Utilities	1.3
Short-Term Investment	0.7

[1]	On April 3, 2017, the Fund’s Institutional Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge*		18.66%	17.33%	11.39%	14.21%	13.39%	11.27%	7.00%	6.50%	5.56%
Without Sales Charge		25.25	23.85	15.17	15.45	14.62	12.31	7.57	7.07	6.05
CLASS C SHARES	March 22, 2011
With CDSC**		23.65	22.37	14.19	14.88	14.16	11.86	7.22	6.78	5.77
Without CDSC		24.65	23.37	14.76	14.88	14.16	11.86	7.22	6.78	5.77
CLASS I SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	January 30, 1997	25.82	24.30	15.58	15.95	15.02	12.71	7.88	7.32	6.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1],*	1.35%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index .	1.94%
Composite Benchmark**	2.52%

Net Assets as of 10/31/2017 (In Thousands)	$1,519,442

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return but underperformed both the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Composite Benchmark for the twelve months ended October 31, 2017.

Relative to the Benchmark, the Fund’s underweight position in industrial development revenue/pollution control revenue bonds and housing bonds hurt performance as those sectors outperformed other municipal bond market sectors during the reporting period. The Fund’s overweight position in bonds rates AAA and AA also detracted from relative performance.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance and performance relative to the Benchmark. During the reporting period, the two, five, ten and thirty year Barclays inflation swap indexes returned 0.30%, 1.27%, 1.94% and 6.19% respectively. Swaps contract returns were pulled higher by the recovery in oil prices during the reporting period.

Relative to the Benchmark, the Fund’s shorter overall duration, particularly in water & sewer bonds also contributed to performance as interest rates rose during the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase or decrease in price as interest rates fall or rise, respectively, versus bonds with longer duration.

The Fund was not fully hedged during the reporting period, which detracted from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to 94% from 90%.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

PORTFOLIO COMPOSITION****
Municipal Bonds	95.0%
Short-Term Investment	5.0

(1)	On April 3, 2017, the Fund’s Institutional Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge*		(2.64)%	(2.73)%	(0.55)%	(0.38)%	(0.40)%	0.26%	1.71%	1.70%	1.89%
Without Sales Charge		1.12	1.02	1.61	0.39	0.37	0.85	2.11	2.10	2.21
CLASS C SHARES	August 31, 2005
With CDSC**		(0.50)	(0.57)	0.50	(0.24)	(0.26)	0.24	1.46	1.46	1.57
Without CDSC		0.50	0.43	1.06	(0.24)	(0.26)	0.24	1.46	1.46	1.57
CLASS I SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	August 31, 2005	1.35	1.25	1.84	0.64	0.62	1.10	2.37	2.36	2.47
CLASS R6 SHARES	August 16, 2013	1.47	1.26	1.85	0.73	0.69	1.16	2.41	2.39	2.50

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 12.7%
	Auto Components — 0.6%
79	Delphi Automotive plc	7,891

	Automobiles — 0.3%
75	General Motors Co.	3,207

	Hotels, Restaurants & Leisure — 0.4%
64	Yum Brands, Inc.	4,735

	Internet & Direct Marketing Retail — 3.6%
42	Amazon.com, Inc. (a)	46,492

	Media — 3.5%
44	Charter Communications, Inc., Class A (a)	14,592
345	Comcast Corp., Class A	12,432
98	DISH Network Corp., Class A (a)	4,766
127	Walt Disney Co. (The)	12,412

		44,202

	Multiline Retail — 0.3%
39	Dollar Tree, Inc. (a)	3,550

	Specialty Retail — 4.0%
10	AutoZone, Inc. (a)	5,819
151	Home Depot, Inc. (The)	25,071
195	Lowe's Cos., Inc.	15,575
70	TJX Cos., Inc. (The)	4,886

		51,351

	Total Consumer Discretionary	161,428

	Consumer Staples — 4.0%
	Beverages — 2.3%
34	Constellation Brands, Inc., Class A	7,384
110	Molson Coors Brewing Co., Class B	8,876
112	PepsiCo, Inc.	12,342

		28,602

	Food Products — 0.8%
251	Mondelez International, Inc., Class A	10,400

	Tobacco — 0.9%
112	Philip Morris International, Inc.	11,709

	Total Consumer Staples	50,711

	Energy — 6.1%
	Oil, Gas & Consumable Fuels — 6.1%
420	Cabot Oil & Gas Corp.	11,645
52	Diamondback Energy, Inc. (a)	5,529
205	EOG Resources, Inc.	20,519
81	EQT Corp.	5,091
228	Occidental Petroleum Corp.	14,729
98	Pioneer Natural Resources Co.	14,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
124	TransCanada Corp., (Canada)	5,868

	Total Energy	78,094

	Financials — 18.6%
	Banks — 8.7%
1,464	Bank of America Corp.	40,100
457	Citigroup, Inc.	33,621
65	First Republic Bank	6,331
552	Wells Fargo & Co.	30,970

		111,022

	Capital Markets — 5.0%
33	BlackRock, Inc.	15,639
23	Goldman Sachs Group, Inc. (The)	5,553
234	Intercontinental Exchange, Inc.	15,488
527	Morgan Stanley	26,358

		63,038

	Consumer Finance — 0.8%
53	Capital One Financial Corp.	4,840
88	Discover Financial Services	5,861

		10,701

	Insurance — 4.1%
153	American International Group, Inc.	9,879
13	Brighthouse Financial, Inc. (a)	781
190	Chubb Ltd.	28,726
110	Hartford Financial Services Group, Inc. (The)	6,039
138	MetLife, Inc.	7,399

		52,824

	Total Financials	237,585

	Health Care — 15.0%
	Biotechnology — 2.5%
39	Biogen, Inc. (a)	12,301
22	Bioverativ, Inc. (a)	1,250
97	Celgene Corp. (a)	9,770
55	Vertex Pharmaceuticals, Inc. (a)	8,025

		31,346

	Health Care Equipment & Supplies — 2.0%
375	Boston Scientific Corp. (a)	10,544
113	Danaher Corp.	10,454
36	Zimmer Biomet Holdings, Inc.	4,318

		25,316

	Health Care Providers & Services — 4.6%
23	Humana, Inc.	5,957

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
249	UnitedHealth Group, Inc.	52,414

		58,371

	Life Sciences Tools & Services — 0.6%
124	Agilent Technologies, Inc.	8,402

	Pharmaceuticals — 5.3%
53	Allergan plc	9,406
247	Bristol-Myers Squibb Co.	15,238
152	Eli Lilly & Co.	12,479
125	Merck & Co., Inc.	6,903
684	Pfizer, Inc.	23,991

		68,017

	Total Health Care	191,452

	Industrials — 8.7%
	Aerospace & Defense — 0.3%
19	General Dynamics Corp.	3,776

	Airlines — 1.0%
102	Southwest Airlines Co.	5,472
123	United Continental Holdings, Inc. (a)	7,194

		12,666

	Building Products — 1.6%
92	Allegion plc	7,672
330	Masco Corp.	13,126

		20,798

	Commercial Services & Supplies — 0.8%
148	Waste Connections, Inc., (Canada)	10,431

	Industrial Conglomerates — 3.4%
246	General Electric Co.	4,966
268	Honeywell International, Inc.	38,685

		43,651

	Machinery — 1.6%
121	Stanley Black & Decker, Inc.	19,612

	Total Industrials	110,934

	Information Technology — 29.8%
	Internet Software & Services — 7.3%
30	Alphabet, Inc., Class A (a)	31,437
33	Alphabet, Inc., Class C (a)	33,799
157	Facebook, Inc., Class A (a)	28,244

		93,480

	IT Services — 5.7%
65	Accenture plc, Class A	9,286
192	Fidelity National Information Services, Inc.	17,827
157	Mastercard, Inc., Class A	23,430

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
119	Visa, Inc., Class A	13,131
68	WEX, Inc. (a)	8,404

		72,078

	Semiconductors & Semiconductor Equipment — 6.9%
73	Analog Devices, Inc.	6,638
219	Broadcom Ltd.	57,863
56	Microchip Technology, Inc.	5,313
36	NVIDIA Corp.	7,424
111	Texas Instruments, Inc.	10,752

		87,990

	Software — 5.8%
122	Adobe Systems, Inc. (a)	21,429
630	Microsoft Corp.	52,371

		73,800

	Technology Hardware, Storage & Peripherals — 4.1%
308	Apple, Inc.	52,148

	Total Information Technology	379,496

	Materials — 2.8%
	Chemicals — 2.1%
376	DowDuPont, Inc.	27,176

	Construction Materials — 0.7%
39	Martin Marietta Materials, Inc.	8,350

	Total Materials	35,526

	Utilities — 1.3%
	Multi-Utilities — 1.3%
156	CMS Energy Corp.	7,527
354	NiSource, Inc.	9,338

	Total Utilities	16,865

	Total Common Stocks (Cost $625,797)	1,262,091

Short-Term Investment — 0.7%
	Investment Company — 0.7%
8,544	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $8,544)	8,544

	Total Investments — 99.7% (Cost $634,341)	1,270,635
	Other Assets in Excess of Liabilities — 0.3%	3,362

	NET ASSETS — 100.0%	$1,273,997

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 94.5% (t)
	Alabama — 0.6%
	Transportation — 0.6%
	Alabama Federal Aid Highway Finance Authority,
3,900	Series A, Rev., 5.00%, 09/01/2030	4,710
3,500	Series A, Rev., 5.00%, 09/01/2031	4,205

	Total Alabama	8,915

	Alaska — 1.1%
	Other Revenue — 1.1%
13,490	Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, Rev., 5.25%, 09/01/2029	15,957

	Arizona — 3.0%
	General Obligation — 0.1%
1,400	City of Goodyear, GO, AGM, 6.00%, 07/01/2018	1,446

	Other Revenue — 0.1%
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.00%, 07/01/2022	1,223
1,000	Series C, Rev., 5.00%, 07/01/2024	1,126

		2,349

	Prerefunded — 2.7%
33,840	Arizona State Transportation Board, Series A, Rev., GAN, 5.25%, 07/01/2020 (p)	37,400
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.00%, 07/01/2020 (p)	3,292

		40,692

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Electric System, Series A, Rev., 5.00%, 01/01/2022	1,567

	Total Arizona	46,054

	Arkansas — 0.1%
	Prerefunded — 0.0% (g)
710	City of Fort Smith, Water & Sewer, Rev., AGM, 5.00%, 10/01/2018 (p)	735

	Water & Sewer — 0.1%
1,105	City of Fort Smith, Water & Sewer, Rev., AGM, 5.00%, 10/01/2022	1,142

	Total Arkansas	1,877

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 17.1%
	Certificate of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.00%, 10/01/2031	92

	Education — 0.8%
3,000	California State University, Systemwide, Series A, Rev., 5.00%, 11/01/2024	3,649
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.50%, 08/01/2020	2,755
5,000	University of California, Series AF, Rev., 5.00%, 05/15/2027	5,873

		12,277

	General Obligation — 6.6%
5,775	Arcadia Unified School District, County of Los Angeles, GO, 4.00%, 08/01/2041	6,061
1,490	Carlsbad Unified School District, Series B, GO, Zero Coupon, 05/01/2019	1,466
750	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/2026	499
	Contra Costa Community College District,
2,115	GO, 5.00%, 08/01/2021	2,410
1,000	GO, 5.00%, 08/01/2022	1,138
1,000	GO, 5.00%, 08/01/2024	1,136
145	Los Angeles Community College District, Election of 2008, Series G, GO, 4.00%, 08/01/2039	153
	Los Angeles Unified School District,
4,850	Series A, GO, 5.00%, 07/01/2026	6,069
2,350	Series A, GO, 5.00%, 07/01/2027	2,958
10,010	Series B, GO, 5.00%, 07/01/2026	12,543
9,000	Series C, GO, 5.00%, 07/01/2026	10,807
5,000	Series D, GO, 5.25%, 07/01/2024	5,345
	Murrieta Valley Unified School District,
550	GO, AGM, 5.00%, 09/01/2022	638
725	GO, AGM, 5.00%, 09/01/2023	858
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.50%, 07/01/2024	4,724
1,000	Series F-1, GO, AGM, 5.25%, 07/01/2028	1,291
1,000	State Center Community College District, GO, 5.00%, 08/01/2024	1,163
	State of California, Various Purpose,
5,000	GO, 5.00%, 04/01/2020	5,273
10,370	GO, 5.00%, 08/01/2030	12,296

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — continued
5,000	GO, 5.50%, 04/01/2018	5,094
5,000	GO, 5.50%, 04/01/2021	5,308
5,000	GO, 5.63%, 04/01/2026	5,320
6,600	GO, 6.50%, 04/01/2033	7,102

		99,652

	Hospital — 0.2%
1,000	California Health Facilities Financing Authority, Kaiser Permanente, Subseries A-2, Rev., 4.00%, 11/01/2038	1,055
1,750	California Municipal Finance Authority, Community Medical Centers, Series A, Rev., 5.00%, 02/01/2031	2,001

		3,056

	Other Revenue — 0.4%
4,950	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.00%, 06/01/2034	5,719
	San Francisco Bay Area Rapid Transit District, Sales Tax,
175	Series A, Rev., 5.00%, 07/01/2024	212
395	Series A, Rev., 5.00%, 07/01/2025	485
225	Series A, Rev., 5.00%, 07/01/2026	275

		6,691

	Prerefunded — 1.9%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.00%, 10/01/2018 (p)	2,073
3,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.25%, 10/01/2018 (p)	3,667
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.00%, 05/01/2018 (p)	2,111
8,700	California State Public Works Board, University of California, Series H, Rev., 5.00%, 09/01/2023 (p)	10,396
15	City of Los Angeles, Department of Water & Power, Power System, Series A, Rev., 5.00%, 01/01/2023 (p)	18
10,285	University of California, Series O, Rev., 5.75%, 05/15/2019 (p)	11,018

		29,283

	Transportation — 0.6%
1,250	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series S-7, Rev., 4.00%, 04/01/2033	1,361

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — continued
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.00%, 07/01/2022 (p)	396
2,315	Series A, Rev., FGIC, 5.00%, 07/01/2025 (p)	2,858
	San Joaquin County Transportation Authority, Measure K,
2,285	Rev., 5.00%, 03/01/2029	2,801
2,000	Rev., 5.00%, 03/01/2030	2,437

		9,853

	Utility — 5.6%
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.00%, 07/01/2023	2,945
1,010	Series A, Rev., 5.00%, 07/01/2030	1,176
2,050	Series A, Rev., 5.00%, 07/01/2031	2,491
2,550	Series A, Rev., 5.00%, 07/01/2032	3,081
5,000	Series A, Rev., 5.00%, 07/01/2033	6,011
10,710	Series A, Rev., 5.00%, 07/01/2034	12,787
25,385	Series B, Rev., 5.00%, 07/01/2028	29,950
8,580	Series B, Rev., 5.00%, 07/01/2029	10,549
2,100	Series B, Rev., 5.00%, 07/01/2031	2,476
1,925	Series B, Rev., 5.00%, 07/01/2032	2,262
3,300	Series D, Rev., 5.00%, 07/01/2032	3,905
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/2021	5,593
1,290	Sacramento Municipal Utility District Financing Authority, Cosumnes Project, Rev., 5.00%, 07/01/2028	1,563

		84,789

	Water & Sewer — 1.0%
450	City of Los Angeles, Wastewater System, Series B, Rev., 5.00%, 06/01/2019	478
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/2023	4,258
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.00%, 10/01/2025	2,936
6,000	San Diego County Water Authority, Rev., 5.00%, 05/01/2030	7,004

		14,676

	Total California	260,369

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Colorado — 2.0%
	General Obligation — 1.8%
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/2022 (p)	3,901
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
6,950	GO, 5.25%, 12/15/2023	8,379
2,345	GO, 5.25%, 12/15/2025	2,913
10,000	Jefferson County School District No. R-1, GO, 5.00%, 12/15/2022	11,698

		26,891

	Prerefunded — 0.2%
2,170	Colorado Higher Education, COP, 5.50%, 11/01/2018 (p)	2,264
1,225	Platte River Power Authority, Series HH, Rev., 5.00%, 06/01/2019 (p)	1,299

		3,563

	Total Colorado	30,454

	Connecticut — 0.7%
	General Obligation — 0.6%
200	City of Greenwich, GO, 5.00%, 06/01/2020	204
8,200	State of Connecticut, Series E, GO, 5.00%, 08/15/2030	9,201

		9,405

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.25%, 08/01/2019	267
1,290	Series A, Rev., NATL-RE, 5.25%, 08/01/2020	1,424

		1,691

	Total Connecticut	11,096

	Delaware — 0.1%
	Education — 0.0% (g)
1,000	University of Delaware, Series B, Rev., 5.00%, 11/01/2021	1,075

	General Obligation — 0.1%
1,000	State of Delaware, Series C, GO, 5.00%, 03/01/2021	1,122

	Total Delaware	2,197

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	District of Columbia — 1.8%
	General Obligation — 0.2%
	District of Columbia,
290	Series A, GO, 5.00%, 06/01/2029	355
400	Series A, GO, 5.00%, 06/01/2030	487
600	Series A, GO, 5.00%, 06/01/2031	727
620	Series A, GO, 5.00%, 06/01/2032	748
950	Series A, GO, 5.00%, 06/01/2033	1,141

		3,458

	Special Tax — 0.2%
2,000	District of Columbia, Income Tax, Series A, Rev., 5.00%, 12/01/2020	2,226

	Transportation — 0.6%
7,920	Washington Metropolitan Area Transit Authority, Series A-1, Rev., 5.00%, 07/01/2029	9,694

	Water & Sewer — 0.8%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.00%, 10/01/2025	5,785
5,000	Series C, Rev., 5.00%, 10/01/2029	5,753

		11,538

	Total District of Columbia	26,916

	Florida — 2.8%
	General Obligation — 2.8%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.00%, 06/01/2024	5,625
32,375	Series D, GO, 5.00%, 06/01/2025	36,440

	Total Florida	42,065

	Georgia — 3.7%
	General Obligation — 2.4%
	State of Georgia,
300	Series B, GO, 5.00%, 07/01/2020	330
13,820	Series C, GO, 5.00%, 07/01/2026	17,188
3,960	Series E, GO, 5.00%, 12/01/2025	4,889
11,510	Series F, GO, 5.00%, 07/01/2026	14,315

		36,722

	Transportation — 0.4%
6,000	City of Atlanta, Airport, Series A, Rev., 5.00%, 01/01/2021	6,673

	Water & Sewer — 0.9%
6,895	Cobb County, Water & Sewer, Rev., 5.00%, 07/01/2022	7,335

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — continued
5,000	Fulton County, Water & Sewerage, Rev., 5.00%, 01/01/2023	5,562
125	Henry County Water & Sewerage Authority, Rev., 5.00%, 02/01/2029	142

		13,039

	Total Georgia	56,434

	Idaho — 0.6%
	Prerefunded — 0.6%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.00%, 12/01/2018 (p)	8,422

	Illinois — 0.9%
	General Obligation — 0.0% (g)
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	165
625	Village of Schaumburg, Series A, GO, 4.00%, 12/01/2020	671

		836

	Other Revenue — 0.0% (g)
	City of Chicago, Motor Fuel Tax,
75	Rev., 5.00%, 01/01/2020	78
200	Rev., 5.00%, 01/01/2021	212
105	Rev., 5.00%, 01/01/2022	112

		402

	Prerefunded — 0.1%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC-CR, 5.25%, 01/01/2018 (p)	1,133

	Transportation — 0.3%
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.00%, 12/01/2022	3,479
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.00%, 07/01/2024	930

		4,409

	Water & Sewer — 0.5%
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.00%, 11/01/2021	1,114
400	Rev., 5.00%, 11/01/2022	452
1,000	Rev., 5.00%, 11/01/2029	1,127

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
	Illinois Finance Authority, State Clean Water Initiative Revolving Fund,
985	Rev., 5.00%, 01/01/2025	1,182
1,110	Rev., 5.00%, 01/01/2027	1,360
1,920	Rev., 5.00%, 01/01/2028	2,336

		7,571

	Total Illinois	14,351

	Indiana — 1.3%
	Other Revenue — 0.2%
1,110	Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project, Rev., 5.00%, 02/01/2026	1,305
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.00%, 01/01/2022	1,881

		3,186

	Prerefunded — 0.7%
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.00%, 02/01/2022 (p)	11,338

	Utility — 0.3%
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.00%, 01/01/2026	4,715

	Water & Sewer — 0.1%
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.00%, 01/01/2022	369
375	Series B, Rev., 5.00%, 01/01/2023	424

		793

	Total Indiana	20,032

	Iowa — 0.4%
	Other Revenue — 0.4%
5,440	Iowa Finance Authority, State Revolving Fund, Rev., 5.00%, 08/01/2026	6,144

	Kentucky — 1.0%
	Education — 0.1%
1,190	Meade Country School District Finance Corp., School Building, Rev., 5.00%, 09/01/2026	1,421

	Prerefunded — 0.9%
7,145	Kentucky State Property & Buildings Commission, Project No. 89, Rev., AGM, 5.00%, 11/01/2018 (p)	7,417

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.00%, 07/01/2021 (p)	5,846

		13,263

	Total Kentucky	14,684

	Louisiana — 0.8%
	Housing — 0.2%
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Rev., Zero Coupon, 02/01/2020 (p)	3,174

	Other Revenue — 0.5%
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, Rev., 5.00%, 10/01/2032	3,409
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/2019 (p)	4,261

		7,670

	Utility — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.00%, 05/01/2043	1,376

	Total Louisiana	12,220

	Maryland — 0.8%
	General Obligation — 0.8%
10,000	State of Maryland, State & Local Facilities Loan, Series B, GO, 5.00%, 08/01/2024	12,099

	Massachusetts — 5.3%
	General Obligation — 1.7%
	Commonwealth of Massachusetts,
9,000	Series A, GO, 5.25%, 08/01/2019	9,643
200	Series C, GO, AGM, 5.50%, 12/01/2022	239
6,000	Series F, GO, 5.00%, 11/01/2041	7,071
	Commonwealth of Massachusetts, Consolidated Loan of 2014,
5,000	Series C, GO, 4.00%, 07/01/2031	5,377
2,500	Series C, GO, 5.00%, 07/01/2023	2,886

		25,216

	Other Revenue — 0.6%
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.00%, 08/15/2030	8,535

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 1.6%
	Commonwealth of Massachusetts, Consolidated Loan of 2014,
13,300	Series F, GO, 5.00%, 11/01/2022 (p)	15,502
6,875	Series F, GO, 5.00%, 11/01/2022 (p)	8,039

		23,541

	Transportation — 0.8%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.25%, 07/01/2027	12,700

	Water & Sewer — 0.6%
8,280	Massachusetts Clean Water Trust (The), Green Bond, Series 20, Rev., 5.00%, 02/01/2036	9,702

	Total Massachusetts	79,694

	Michigan — 1.3%
	Education — 0.2%
	Eastern Michigan University, Board of Regents,
750	Series A, Rev., 5.00%, 03/01/2026	903
750	Series A, Rev., 5.00%, 03/01/2027	911
1,000	Series A, Rev., 5.00%, 03/01/2033	1,173

		2,987

	General Obligation — 0.1%
2,000	Huron Valley School District, GO, Q-SBLF, 5.00%, 05/01/2024	2,232

	Other Revenue — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.00%, 11/15/2028	1,406

	Prerefunded — 0.3%
4,170	University of Michigan, Series A, Rev., 5.00%, 04/01/2019 (p)	4,393

	Water & Sewer — 0.6%
8,545	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., BHAC-CR, AGM-CR FGIC, 5.50%, 01/01/2022	9,326

	Total Michigan	20,344

	Minnesota — 1.7%
	General Obligation — 1.0%
775	Olmsted County, Crossover, Series A, GO, 5.00%, 02/01/2021	867
2,050	State of Minnesota, Trunk Highway, Series E, GO, 5.00%, 10/01/2027	2,578
	State of Minnesota, Various Purpose,
1,350	Series A, GO, 5.00%, 10/01/2032	1,650
8,275	Series F, GO, 5.00%, 08/01/2020	9,117

		14,212

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Other Revenue — 0.7%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.00%, 03/01/2025	11,084

	Total Minnesota	25,296

	Missouri — 0.8%
	Industrial Development Revenue/Pollution Control Revenue — 0.5%
6,620	Kansas City Industrial Development Authority, Downtown Redevelopment District, Series A, Rev., 5.00%, 09/01/2021	7,436
365	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series B, Rev., 5.00%, 07/01/2025	407

		7,843

	Prerefunded — 0.0% (g)
20	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.00%, 01/01/2020 (p)	21

	Transportation — 0.3%
4,060	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.00%, 05/01/2020	4,293

	Water & Sewer — 0.0% (g)
15	Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water, Series A, Rev., 5.00%, 01/01/2019 (p)	16

	Total Missouri	12,173

	Nebraska — 0.4%
	Utility — 0.4%
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.00%, 02/01/2032	5,285

	New Hampshire — 0.3%
	Prerefunded — 0.3%
4,505	New Hampshire Municipal Bond Bank, Series E, Rev., 5.00%, 01/15/2020 (p)	4,860

	New Jersey — 2.2%
	Education — 1.3%
	New Jersey Economic Development Authority, School Facilities Construction,
10,000	Series PP, Rev., 5.00%, 06/15/2029	10,876
3,500	Series XX, Rev., 5.00%, 06/15/2019	3,695
5,145	Series XX, Rev., 5.00%, 06/15/2021	5,612

		20,183

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.2%
850	North Brunswick Township Board of Education, GO, 5.00%, 07/15/2022	927
	Township of Woodbridge,
1,100	GO, 5.00%, 07/15/2022	1,206
1,200	GO, 5.00%, 07/15/2023	1,317

		3,450

	Transportation — 0.6%
2,500	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.00%, 06/15/2036	2,633
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.25%, 12/15/2022	5,613

		8,246

	Water & Sewer — 0.1%
1,995	Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/2020	1,898

	Total New Jersey	33,777

	New Mexico — 0.9%
	Other Revenue — 0.8%
	New Mexico Finance Authority, Senior Lien Public Project,
1,625	Series B, Rev., 5.00%, 06/01/2022	1,661
1,690	Series B, Rev., 5.00%, 06/01/2023	1,728
1,820	Series B, Rev., 5.00%, 06/01/2025	1,861
1,965	Series B, Rev., 5.00%, 06/01/2027	2,009
4,200	Series C, Rev., 5.00%, 06/01/2022	4,723

		11,982

	Transportation — 0.1%
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.00%, 12/15/2021	1,539

	Total New Mexico	13,521

	New York — 21.5%
	Education — 0.4%
	Monroe County IDA, School Facility, Modernization Project,
1,470	Rev., 5.00%, 05/01/2029	1,793
2,100	Rev., 5.00%, 05/01/2030	2,544
1,440	Rev., 5.00%, 05/01/2031	1,734

		6,071

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	General Obligation — 2.0%
12,500	City of New York, Fiscal Year 2006, Series I, Subseries I-4, GO, LOC: TD Bank NA, 0.92%, 11/03/2017	12,500
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.00%, 08/01/2023	5,327
	City of New York, Fiscal Year 2013,
6,085	Series D, GO, 5.00%, 08/01/2028	7,059
4,050	Series F, Sub Series F-1, GO, 5.00%, 03/01/2030	4,666

		29,552

	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.00%, 02/15/2018	512

	Industrial Development Revenue/Pollution Control Revenue — 0.7%
9,475	New York Liberty Development Corp., World Trade Centrer Projects, Class 1, Rev., 5.00%, 09/15/2030	10,796

	Other Revenue — 7.7%
	Hudson Yards Infrastructure Corp.,
2,000	Series A, Rev., 5.00%, 02/15/2032	2,394
1,500	Series A, Rev., 5.00%, 02/15/2033	1,789
3,745	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.00%, 11/01/2021	4,023
9,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Series D, Sub Series D-1, Rev., 5.00%, 11/01/2031	10,176
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Sub Series F-1, Rev., 5.00%, 02/01/2031	11,546
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017, Series A-1, Rev., 5.00%, 05/01/2040	11,595
10,000	New York Convention Center Development Corp., Hotel Unit Fee Secured, Series B, Rev., AGM-CR, Zero Coupon, 11/15/2052	2,428
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5/6, Rev., 5.50%, 04/01/2019	8,367
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.00%, 07/01/2023	9,040
5,000	New York State Dormitory Authority, Sales Tax, Series A, Rev., 5.00%, 03/15/2030	6,095

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
	New York State Dormitory Authority, State Sales Tax,
3,000	Series A, Rev., 5.00%, 03/15/2028	3,554
5,000	Series A, Rev., 5.00%, 03/15/2029	5,922
1,000	Series A, Rev., 5.00%, 03/15/2033	1,171
4,225	Series A, Rev., 5.00%, 03/15/2034	4,917
	New York State Urban Development Corp., Service Contract,
15,000	Series B, Rev., 5.25%, 01/01/2025	15,412
5,000	Series D, Rev., 5.50%, 01/01/2019	5,253
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
1,800	Series A, Rev., 5.00%, 10/15/2028	2,166
7,500	Series A, Rev., 5.00%, 10/15/2029	9,004
1,850	Series A, Rev., 5.00%, 10/15/2031	2,209

		117,061

	Prerefunded — 1.5%
	Metropolitan Transportation Authority,
805	Series C, Rev., 6.50%, 11/15/2018 (p)	850
350	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.00%, 06/15/2018 (p)	359
5	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.00%, 11/01/2019 (p)	6
	New York State Dormitory Authority, State Personal Income Tax, Education,
10,000	Series A, Rev., 5.00%, 03/15/2018 (p)	10,150
4,000	Series A, Rev., 5.00%, 03/15/2019 (p)	4,210
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.00%, 07/01/2018 (p)	4,512
1,000	New York State Environmental Facilities Corp., State Personal Income Tax, Series A, Rev., 5.00%, 12/15/2017 (p)	1,005
1,865	Triborough Bridge & Tunnel Authority, Series A-2, Rev., 5.00%, 11/15/2018 (p)	1,941

		23,033

	Special Tax — 2.5%
7,250	New York State Dormitory Authority, State Personal Income Tax, Series C, Rev., 5.00%, 03/15/2031	8,479
	New York State Dormitory Authority, State Personal Income Tax, General Purpose,
12,500	Series C, Rev., 5.00%, 03/15/2033	14,554
3,500	Series C, Rev., 5.00%, 03/15/2041	3,879

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Special Tax — continued
10,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.00%, 03/15/2026	11,041

		37,953

	Transportation — 3.8%
	Metropolitan Transportation Authority,
1,500	Series A, Rev., 5.00%, 11/15/2041	1,664
195	Series C, Rev., 6.50%, 11/15/2028	206
5,000	Subseries C-1, Rev., 5.25%, 11/15/2028	6,085
2,530	New York Transportation Development Corp., Special Facilities, Laguardia Airport Terminal B Redevelopment Project, Series A, Rev., AMT, 4.00%, 07/01/2031	2,649
	Port Authority of New York & New Jersey, Consolidated,
2,965	Rev., 5.00%, 05/01/2034	3,229
2,000	Rev., 5.00%, 05/01/2035	2,177
6,500	Rev., 5.00%, 10/15/2041	7,567
3,105	Triborough Bridge & Tunnel Authority, Series A-2, Rev., 5.00%, 11/15/2028	3,231
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.00%, 01/01/2026	28,556
1,250	Series B, Rev., 5.00%, 11/15/2031	1,442

		56,806

	Utility — 0.6%
	Utility Debt Securitization Authority,
4,000	Series TE, Rev., 5.00%, 12/15/2028	4,718
4,250	Series TE, Rev., 5.00%, 12/15/2041	4,944

		9,662

	Water & Sewer — 2.3%
2,150	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series CC, Rev., 5.00%, 06/15/2029	2,202
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.00%, 06/15/2024	17,897
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015, Series FF, Rev., 5.00%, 06/15/2031	3,556

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — continued
	New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution,
2,750	Series A, Rev., 5.00%, 06/15/2026	3,423
3,500	Series A, Rev., 5.00%, 06/15/2027	4,410
3,000	Series A, Rev., 5.00%, 06/15/2028	3,753

		35,241

	Total New York	326,687

	North Carolina — 0.6%
	Prerefunded — 0.6%
2,170	City of High Point, Combined Enterprise System, Rev., AGM, 5.00%, 11/01/2018 (p)	2,254
5,950	Wake County, Hammond Road Detention Center, Limited Obligation, Rev., 5.00%, 06/01/2019 (p)	6,309

		8,563

	Transportation — 0.0% (g)
700	North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.00%, 01/01/2029	829

	Total North Carolina	9,392

	Ohio — 0.8%
	Other Revenue — 0.0% (g)
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.25%, 09/15/2018 (p)	569

	Prerefunded — 0.4%
4,750	City of Columbus, Series 1, GO, 5.00%, 07/01/2023 (p)	5,624
670	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.00%, 11/01/2017 (p)	670

		6,294

	Transportation — 0.1%
555	Northeast Ohio Regional Sewer District, Wastewater Improvement, Rev., 5.00%, 11/15/2025	669

	Water & Sewer — 0.3%
1,500	Northeast Ohio Regional Sewer District, Wastewater Improvement, Rev., 5.00%, 11/15/2027	1,795
2,235	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series B, Rev., 5.00%, 10/01/2022	2,395

		4,190

	Total Ohio	11,722

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Oklahoma — 0.6%
	Transportation — 0.5%
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
3,000	Series A, Rev., 5.00%, 01/01/2022	3,331
2,000	Series A, Rev., 5.00%, 01/01/2024	2,219
2,000	Series A, Rev., 5.00%, 01/01/2038	2,312

		7,862

	Water & Sewer — 0.1%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer System, Rev., 5.00%, 07/01/2027	1,622

	Total Oklahoma	9,484

	Oregon — 1.7%
	General Obligation — 0.7%
	Linn & Benton Counties, School District No. 8J, Greater Albany,
1,725	GO, 5.00%, 06/15/2029	2,116
500	GO, 5.00%, 06/15/2030	609
1,180	GO, 5.00%, 06/15/2031	1,430
1,765	GO, 5.00%, 06/15/2032	2,128
4,000	GO, 5.00%, 06/15/2033	4,803
100	Marion County, GO, AMBAC, 5.50%, 06/01/2023	120

		11,206

	Other Revenue — 0.1%
1,500	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.00%, 04/01/2027	1,755

	Prerefunded — 0.7%
	Oregon State Department of Administrative Services,
6,965	Series A, COP, 5.00%, 05/01/2019 (p)	7,359
3,425	Series A, COP, 5.00%, 05/01/2019 (p)	3,621

		10,980

	Water & Sewer — 0.2%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.00%, 10/01/2036	2,287

	Total Oregon	26,228

	Pennsylvania — 0.9%
	General Obligation — 0.3%
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.38%, 07/01/2021	4,759

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.3%
	Berks County Pennsylvania, IDA, Health System, Tower Health Project,
350	Rev., 5.00%, 11/01/2027	421
450	Rev., 5.00%, 11/01/2028	537
150	Rev., 5.00%, 11/01/2029	177
150	Rev., 5.00%, 11/01/2030	176
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., (ICE LIBOR USD 3 Month + 0.78%), 1.66%, 12/01/2024 (aa)	2,900

		4,211

	Prerefunded — 0.3%
3,225	Pennsylvania State University, Series A, Rev., 5.00%, 03/01/2019 (p)	3,390
1,860	Red Lion Area School District, GO, AGM, 5.00%, 05/01/2018 (p)	1,896

		5,286

	Total Pennsylvania	14,256

	Rhode Island — 0.1%
	Education — 0.0% (g)
655	Rhode Island Health & Educational Building Corp., Brown University, Series A, Rev., 5.00%, 09/01/2025	742

	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.00%, 11/01/2024	1,181

	Total Rhode Island	1,923

	South Carolina — 0.7%
	Prerefunded — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.00%, 01/01/2019 (p)	2,320

	Utility — 0.5%
7,000	Piedmont Municipal Power Agency, Series A-3, Rev., AGC, 5.00%, 01/01/2018	7,044

	Water & Sewer — 0.1%
1,500	City of Columbia, Rev., 5.00%, 02/01/2026	1,709

	Total South Carolina	11,073

	Tennessee — 0.1%
	General Obligation — 0.1%
835	Metropolitan Government of Nashville & Davidson County, GO, 5.00%, 07/01/2024	963

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — 0.0% (g)
195	Metropolitan Government of Nashville & Davidson County, GO, 5.00%, 07/01/2022 (p)	226

	Total Tennessee	1,189

	Texas — 9.9%
	Education — 0.3%
500	University of Texas, Financing System, Series C, Rev., 5.00%, 08/15/2018	516
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.00%, 03/01/2021	2,304
1,215	Series C, Rev., 5.00%, 03/01/2022	1,230

		4,050

	General Obligation — 3.0%
	Carroll Independent School District,
1,000	Series C, GO, 5.00%, 02/15/2020	1,048
945	Series C, GO, 5.00%, 02/15/2022	990
325	Series C, GO, 5.00%, 02/15/2023	341
4,000	City of Houston, Public Improvement, Series A, GO, 5.00%, 03/01/2030	4,624
3,150	City of Lubbock, GO, 5.00%, 02/15/2025	3,716
680	City of Pflugerville, Limited Tax, GO, 5.00%, 08/01/2023	784
	City of San Antonio, General Improvement,
700	GO, 5.00%, 08/01/2023	789
2,000	GO, 5.00%, 08/01/2024	2,255
1,500	GO, 5.00%, 08/01/2024	1,691
4,735	GO, 5.00%, 08/01/2026	5,342
2,735	GO, 5.00%, 08/01/2027	3,083
4,000	Counties of Dallas, Denton, Collin and Rockwall, City of Dallas, GO, 5.00%, 02/15/2029	4,588
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/2025	941
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/2026	1,686
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/2027	1,627
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/2028	1,536
	San Jacinto Community College District,
390	GO, AMBAC, 5.00%, 02/15/2020	391
2,600	GO, 5.00%, 02/15/2040	2,845
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.00%, 08/01/2020	2,572
4,340	Series A, GO, 5.00%, 08/01/2021	4,467

		45,316

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.8%
12,500	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project, Series 2010, Rev., 0.92%, 11/03/2017	12,500

	Prerefunded — 3.5%
4,485	City of Garland, Series A, GO, 5.00%, 02/15/2018 (p)	4,536
	Dallas Area Rapid Transit, Senior Lien,
3,000	Rev., 5.25%, 12/01/2018 (p)	3,131
7,660	Series A, Rev., 5.00%, 06/01/2019 (p)	8,115
1,965	Dallas County Community College District, GO, 5.00%, 02/15/2019 (p)	2,061
1,830	Harlandale Independent School District, GO, AGC, 5.00%, 08/01/2019 (p)	1,949
1,000	Hays County, GO, 5.00%, 02/15/2020 (p)	1,084
5,695	Hays County, Pass-Through Toll, GO, 5.00%, 02/15/2020 (p)	6,172
9,055	North Texas Municipal Water District, Rev., 5.00%, 06/01/2018 (p)	9,260
5,000	San Jacinto Community College District, GO, 5.00%, 02/15/2019 (p)	5,241
5,000	Southwest Higher Education Authority, Inc., Southern Methodist University Project, Rev., 5.00%, 10/01/2019 (p)	5,355
1,800	Tarrant County, Limited Tax, GO, 5.00%, 07/15/2018 (p)	1,849
3,755	University of North Texas, Financing System, Series A, Rev., 5.00%, 04/15/2019 (p)	3,961

		52,714

	Transportation — 1.0%
3,000	City of Houston, Airport System, Sub Lien, Series B, Rev., 5.00%, 07/01/2026	3,367
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.25%, 10/01/2051	8,574
	North Texas Tollway Authority System, First Tier,
200	Series A, Rev., 5.00%, 01/01/2026	231
550	Series A, Rev., 5.00%, 01/01/2027	661
360	Series A, Rev., 5.00%, 01/01/2030	426
600	Series A, Rev., 5.00%, 01/01/2035	700
	North Texas Tollway Authority System, Second Tier,
150	Series B, Rev., 5.00%, 01/01/2026	173
300	Series B, Rev., 5.00%, 01/01/2027	360
400	Series B, Rev., 5.00%, 01/01/2030	471

		14,963

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Utility — 0.2%
3,000	City of San Antonio, Electric and Gas System, Rev., 5.00%, 02/01/2026	3,680

	Water & Sewer — 1.1%
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.75%, 12/01/2032 (p)	7,835
1,250	City of San Antonio, Water System Junior Lien, Series E, Rev., 5.00%, 05/15/2024	1,465
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.00%, 12/15/2018	103
3,315	Rev., 5.00%, 12/15/2023	3,679
3,820	Texas Water Development Board, State Revolving Fund, Series A, Sub Series A-1, Rev., 5.00%, 07/15/2020	4,067

		17,149

	Total Texas	150,372

	Utah — 0.7%
	Prerefunded — 0.6%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.00%, 07/01/2019 (p)	7,929
1,150	Utah State University of Agriculture & Applied Science, Rev., 5.00%, 06/01/2019 (p)	1,219

		9,148

	Water & Sewer — 0.1%
	Weber Basin Water Conservancy District,
250	Series B, Rev., 5.00%, 10/01/2030	305
470	Series B, Rev., 5.00%, 10/01/2031	570

		875

	Total Utah	10,023

	Virginia — 2.3%
	Education — 0.7%
10,050	Virginia College Building Authority, Public Higher Education Financing Program, Series B, Rev., 5.00%, 09/01/2019	10,737

	General Obligation — 1.2%
17,575	Commonwealth of Virginia, Series D, GO, 5.00%, 06/01/2020	18,645

	Other Revenue — 0.0% (g)
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.00%, 08/01/2018 (p)	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
405	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.00%, 11/01/2023	435

		461

	Prerefunded — 0.1%
205	City of Richmond, Public Improvement, Series D, GO, 5.00%, 07/15/2020 (p)	226
560	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.00%, 11/01/2019 (p)	602

		828

	Utility — 0.3%
4,090	City of Richmond, Public Utility Revenue, Series A, Rev., 5.00%, 01/15/2028	4,951

	Total Virginia	35,622

	Washington — 2.9%
	General Obligation — 0.5%
1,100	Snohomish County, Edmonds School District No. 15, GO, 5.00%, 12/01/2033	1,283
3,555	State of Washington, Motor Vehicle Fuel Tax, Series C, GO, 5.00%, 06/01/2030	4,280
2,000	State of Washington, Various Purpose, Series D, GO, 5.00%, 02/01/2024	2,337
275	Yakima County School District No. 7, GO, 5.50%, 12/01/2023	299

		8,199

	Prerefunded — 1.9%
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.00%, 08/01/2019 (p)	10,656
12,400	Series R-2010A, GO, 5.00%, 01/01/2019 (p)	12,951
4,415	Yakima County School District No. 7, GO, 5.50%, 12/01/2019 (p)	4,801

		28,408

	Transportation — 0.4%
	Port of Seattle, Intermediate Lien,
3,750	Series B, Rev., 5.00%, 03/01/2033	4,368
1,000	Series B, Rev., 5.00%, 03/01/2034	1,160

		5,528

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Water & Sewer — 0.1%
1,325	City of Seattle, Drainage & Wastewater Improvement, Rev., 5.00%, 09/01/2026	1,516

	Total Washington	43,651

	Total Municipal Bonds (Cost $1,366,539)	1,436,858

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.0%
	Investment Company — 5.0%
75,282	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (Cost $75,282) (b) (l) †	75,282

	Total Investments — 99.5% (Cost $1,441,821)	1,512,140
	Other Assets in Excess of Liabilities — 0.5%	7,302

	NET ASSETS — 100.0%	$1,519,442

Percentages indicated are based on net assets.

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of October 31, 2017:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.82% at termination	Receive	Barclays Bank plc	11/08/2021	USD 25,000	272
CPI-U at termination	1.82% at termination	Receive	Deutsche Bank AG	11/08/2021	USD 25,000	272
CPI-U at termination	2.00% at termination	Receive	BNP Paribas	11/07/2026	USD 25,000	296
CPI-U at termination	2.00% at termination	Receive	Deutsche Bank AG	11/07/2026	USD 25,000	281
CPI-U at termination	2.00% at termination	Receive	Deutsche Bank AG	10/13/2045	USD 5,000	218
CPI-U at termination	2.07% at termination	Receive	Barclays Bank plc	10/16/2022	USD 50,000	44

						1,383

CPI-U at termination	2.10% at termination	Receive	BNP Paribas	08/26/2018	USD 25,000	(934)
CPI-U at termination	2.11% at termination	Receive	BNP Paribas	08/26/2018	USD 12,000	(452)
CPI-U at termination	2.14% at termination	Receive	Deutsche Bank AG	09/10/2019	USD 55,000	(2,113)
CPI-U at termination	2.17% at termination	Receive	BNP Paribas	04/04/2024	USD 24,000	(310)
CPI-U at termination	2.17% at termination	Receive	Union Bank of Switzerland AG	04/22/2018	USD 50,000	(2,308)
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/02/2027	USD 66,000	(20)
CPI-U at termination	2.18% at termination	Receive	Barclays Bank plc	10/16/2027	USD 70,000	(77)
CPI-U at termination	2.18% at termination	Receive	Credit Suisse International	05/28/2018	USD 65,000	(3,040)
CPI-U at termination	2.18% at termination	Receive	Morgan Stanley	10/01/2018	USD 20,000	(817)
CPI-U at termination	2.19% at termination	Receive	BNP Paribas	09/03/2019	USD 13,000	(538)
CPI-U at termination	2.19% at termination	Receive	Citibank, NA	09/02/2019	USD 9,000	(373)
CPI-U at termination	2.19% at termination	Receive	Goldman Sachs International	09/02/2019	USD 12,000	(494)
CPI-U at termination	2.19% at termination	Receive	Goldman Sachs International	09/02/2019	USD 19,000	(791)
CPI-U at termination	2.20% at termination	Receive	Union Bank of Switzerland AG	03/09/2022	USD 10,000	(114)
CPI-U at termination	2.21% at termination	Receive	Goldman Sachs International	08/29/2019	USD 20,000	(852)
CPI-U at termination	2.27% at termination	Receive	BNP Paribas	02/06/2024	USD 25,000	(417)
CPI-U at termination	2.32% at termination	Receive	Morgan Stanley	06/23/2019	USD 20,000	(942)
CPI-U at termination	2.33% at termination	Receive	Citibank, NA	07/06/2020	USD 50,000	(3,243)
CPI-U at termination	2.35% at termination	Receive	BNP Paribas	07/06/2020	USD 25,000	(1,680)
CPI-U at termination	2.41% at termination	Receive	Citibank, NA	07/01/2020	USD 50,000	(3,730)
CPI-U at termination	2.41% at termination	Receive	Deutsche Bank AG	06/30/2020	USD 20,000	(1,493)
CPI-U at termination	2.42% at termination	Receive	Citibank, NA	06/30/2020	USD 50,000	(3,792)
CPI-U at termination	2.42% at termination	Receive	Citibank, NA	05/24/2020	USD 25,000	(1,936)
CPI-U at termination	2.42% at termination	Receive	Deutsche Bank AG	12/15/2024	USD 54,000	(866)
CPI-U at termination	2.42% at termination	Receive	Royal Bank of Scotland	06/30/2020	USD 75,000	(5,718)
CPI-U at termination	2.43% at termination	Receive	Royal Bank of Scotland	06/28/2020	USD 25,000	(1,926)
CPI-U at termination	2.44% at termination	Receive	Barclays Bank plc	05/15/2024	USD 18,000	(1,314)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.48% at termination	Receive	Citibank, NA	09/02/2024	USD 15,000	(1,184)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	02/21/2024	USD 40,000	(3,039)
CPI-U at termination	2.48% at termination	Receive	Royal Bank of Scotland	03/17/2024	USD 7,000	(532)
CPI-U at termination	2.49% at termination	Receive	Citibank, NA	08/27/2024	USD 22,000	(1,771)
CPI-U at termination	2.50% at termination	Receive	Deutsche Bank AG	02/25/2018	USD 50,000	(3,041)
CPI-U at termination	2.50% at termination	Receive	Deutsche Bank AG	10/10/2044	USD 8,000	(1,054)
CPI-U at termination	2.50% at termination	Receive	Morgan Stanley	02/04/2024	USD 34,000	(2,660)
CPI-U at termination	2.53% at termination	Receive	Morgan Stanley	01/27/2024	USD 30,000	(2,438)
CPI-U at termination	2.59% at termination	Receive	Barclays Bank plc	12/31/2019	USD 35,000	(2,968)
CPI-U at termination	2.62% at termination	Receive	Citibank, NA	10/07/2024	USD 14,000	(371)
CPI-U at termination	2.68% at termination	Receive	Morgan Stanley	09/12/2044	USD 3,000	(581)
CPI-U at termination	2.70% at termination	Receive	Barclays Bank plc	09/03/2044	USD 5,000	(1,020)
CPI-U at termination	2.71% at termination	Receive	Deutsche Bank AG	02/25/2044	USD 5,000	(1,031)
CPI-U at termination	2.73% at termination	Receive	Royal Bank of Scotland	02/10/2044	USD 9,000	(1,936)
CPI-U at termination	2.81% at termination	Receive	Barclays Bank plc	10/12/2019	USD 25,000	(4,021)

						(67,937)

						(66,554)

(a)	Value of floating rate index at October 31, 2017 was 2.46%.

Summary of total swap contracts outstanding as of October 31, 2017:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Inflation-linked swaps outstanding	—	1,383

Total OTC swap contracts outstanding	—	1,383

Liabilities
OTC Inflation-linked swaps outstanding	—	(67,937)

Total OTC swap contracts outstanding	—	(67,937)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

J.P. Morgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
ICE	— Intercontinental Exchange
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of October 31, 2017..
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date, or final maturity date.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2017.
†	— Approximately $2,340,000 of this investment is restricted as collateral for certain derivatives to a broker.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,262,091		$1,436,858
Investments in affiliates, at value	8,544		72,942
Investments in affiliates — restricted, at value	—		2,340
Restricted cash for OTC derivatives	—		66,370
Cash	7		—	(a)
Receivables:
Investment securities sold	7,252		—
Fund shares sold	650		1,760
Interest and dividends from non-affiliates	622		18,311
Dividends from affiliates	5		71
Outstanding swap contracts, at value	—		1,383

Total Assets	1,279,171		1,600,035

LIABILITIES:
Payables:
Investment securities purchased	4,309		10,102
Fund shares redeemed	221		1,940
Outstanding swap contracts, at value	—		67,937
Accrued liabilities:
Investment advisory fees	372		379
Administration fees	86		65
Distribution fees	10		29
Service fees	87		34
Custodian and accounting fees	10		3
Collateral management fees	—		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	79		93

Total Liabilities	5,174		80,593

Net Assets	$1,273,997		$1,519,442

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$554,679	$1,589,103
Accumulated undistributed (distributions in excess of) net investment income	793	307
Accumulated net realized gains (losses)	82,231	(73,733)
Net unrealized appreciation (depreciation)	636,294	3,765

Total Net Assets	$1,273,997	$1,519,442

Net Assets:
Class A	$20,140	$56,720
Class C	8,988	26,545
Class I (formerly Institutional Class)	1,244,869	323,320
Class R6	—	1,112,857

Total	$1,273,997	$1,519,442

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	585	5,998
Class C	264	2,815
Class I (formerly Institutional Class)	36,006	34,123
Class R6	—	117,445

Net Asset Value (a):
Class A — Redemption price per share	$34.41	$9.46
Class C — Offering price per share (b)	34.13	9.43
Class I (formerly Institutional Class) — Offering and redemption price per share	34.57	9.48
Class R6 — Offering and redemption price per share	—	9.48
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.32	$9.83

Cost of investments in non-affiliates	$625,797	$1,366,539
Cost of investments in affiliates	8,544	72,942
Cost of investments in affiliates — restricted	—	2,340

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

(Amounts in thousands)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$46,220
Interest income from affiliates	2	3
Dividend income from non-affiliates	18,471	—
Dividend income from affiliates	40	618

Total investment income	18,513	46,841

EXPENSES:
Investment advisory fees	4,196	5,120
Administration fees	979	1,195
Distribution fees:
Class A	44	128
Class C	56	217
Service fees:
Class A	44	128
Class C	19	72
Class I (formerly Institutional Class)	2,168	1,820
Select Class (a)	101	121
Custodian and accounting fees	36	96
Professional fees	72	115
Collateral management fees	—	42
Trustees’ and Chief Compliance Officer’s fees	29	30
Printing and mailing costs	57	49
Registration and filing fees	71	95
Transfer agency fees (See Note 2.E.)	20	18
Sub-transfer agency fees (See Note 2.E.)	49	35
Other	22	35

Total expenses	7,963	9,316

Less fees waived	(1,226)	(2,282)

Net expenses	6,737	7,034

Net investment income (loss)	11,776	39,807

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	111,296	(7,139)
Swaps	—	(32,684)

Net realized gain (loss)	111,296	(39,823)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	153,147	(29,126)
Swaps	—	44,969

Change in net unrealized appreciation/depreciation	153,147	15,843

Net realized/unrealized gains (losses)	264,443	(23,980)

Change in net assets resulting from operations	$276,219	$15,827

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,776	$14,629	$39,807	$43,339
Net realized gain (loss)	111,296	50,563	(39,823)	(12,693)
Distributions of capital gains received from investment company affiliates	—	—	—	1
Change in net unrealized appreciation/depreciation	153,147	(30,737)	15,843	29,871

Change in net assets resulting from operations	276,219	34,455	15,827	60,518

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(106)	(108)	(1,281)	(1,249)
From net realized gains	(616)	(526)	—	—
Class C
From net investment income	(14)	(18)	(568)	(691)
From net realized gains	(255)	(198)	—	—
Class I (formerly Institutional Class)
From net investment income	(11,635)	(13,182)	(26,332)	(32,988)
From net realized gains	(44,856)	(51,885)	—	—
Class R6
From net investment income	—	—	(10,092)	(5,423)
Select Class (a)
From net investment income	(548)	(925)	(1,354)	(3,204)
From net realized gains	(3,890)	(3,533)	—	—

Total distributions to shareholders	(61,920)	(70,375)	(39,627)	(43,555)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(122,107)	(149,342)	7,487	(211,512)

NET ASSETS:
Change in net assets	92,192	(185,262)	(16,313)	(194,549)
Beginning of period	1,181,805	1,367,067	1,535,755	1,730,304

End of period	$1,273,997	$1,181,805	$1,519,442	$1,535,755

Accumulated undistributed (distributions in excess of) net investment income	$793	$1,437	$307	$127

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,130	$5,639	$29,920	$5,823
Distributions reinvested	640	505	1,206	1,131
Cost of shares redeemed	(5,759)	(4,291)	(20,872)	(16,887)

Change in net assets resulting from Class A capital transactions	$3,011	$1,853	$10,254	$(9,933)

Class C
Proceeds from shares issued	$3,150	$1,806	$2,832	$2,704
Distributions reinvested	269	216	431	508
Cost of shares redeemed	(1,481)	(913)	(9,272)	(13,442)

Change in net assets resulting from Class C capital transactions	$1,938	$1,109	$(6,009)	$(10,230)

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class I (formerly Institutional Class)
Proceeds from shares issued	$238,226	$151,339	$489,275	$390,021
Distributions reinvested	7,214	4,570	4,103	5,007
Cost of shares redeemed	(271,435)	(317,844)	(1,298,948)	(565,755)

Change in net assets resulting from Class I capital transactions	$(25,995)	$(161,935)	$(805,570)	$(170,727)

Class R6
Proceeds from shares issued	$—	$—	$1,030,708	$9,612
Distributions reinvested	—	—	2,900	3,012
Cost of shares redeemed	—	—	(112,873)	— (b)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$920,735	$12,624

Select Class (a)
Proceeds from shares issued	$5,685	$23,060	$32,949	$27,567
Distributions reinvested	1,453	1,414	606	1,312
Cost of shares redeemed	(108,199)	(14,843)	(145,478)	(62,125)

Change in net assets resulting from Select Class capital transactions	$(101,061)	$9,631	$(111,923)	$(33,246)

Total change in net assets resulting from capital transactions	$(122,107)	$(149,342)	$7,487	$(211,512)

(a)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	254	210	3,148	608
Reinvested	22	18	127	118
Redeemed	(176)	(154)	(2,205)	(1,766)

Change in Class A Shares	100	74	1,070	(1,040)

Class C
Issued	102	65	299	283
Reinvested	9	8	46	53
Redeemed	(47)	(32)	(981)	(1,410)

Change in Class C Shares	64	41	(636)	(1,074)

Class I (formerly Institutional Class)
Issued	7,540	5,539	51,422	40,712
Reinvested	239	164	432	523
Redeemed	(8,695)	(11,397)	(136,860)	(59,079)

Change in Class I Shares	(916)	(5,694)	(85,006)	(17,844)

Class R6
Issued	—	—	108,487	996
Reinvested	—	—	305	314
Redeemed	—	—	(11,943)	— (a)

Change in Class R6 Shares	—	—	96,849	1,310

Select Class (b)
Issued	189	867	3,465	2,886
Reinvested	49	51	64	137
Redeemed	(3,474)	(534)	(15,291)	(6,513)

Change in Select Class Shares	(3,236)	384	(11,762)	(3,490)

(a)	Amount rounds to less than 500.
(b)	All remaining Select Class Shares exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed to Class I Shares on April 3, 2017. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware Equity Fund
Class A
Year Ended October 31, 2017	$28.82	$0.17		$6.87	$7.04	$(0.19)	$(1.26)	$(1.45)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)	(0.81)	(1.02)
Year Ended October 31, 2014	24.87	0.19		4.15	4.34	(0.20)	—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(d)	5.33	5.56	(0.29)	—	(0.29)

Class C
Year Ended October 31, 2017	28.62	0.01		6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)	(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06		4.12	4.18	(0.08)	—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(d)	5.32	5.44	(0.20)	—	(0.20)

Class I (formerly Institutional Class)
Year Ended October 31, 2017	28.94	0.31		6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)	(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30		4.18	4.48	(0.30)	—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(d)	5.32	5.66	(0.37)	—	(0.37)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09 and $0.31 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.88%, 0.41% and 1.41% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$34.41	25.25%	$20,140	0.99%	0.53%		0.99%	28%
28.82	2.47	13,971	1.03	0.71		1.03	41
29.60	5.71	12,164	0.99	0.70		0.99	59
29.01	17.50	10,667	0.96	0.71		0.96	59
24.87	28.65	7,944	0.96	1.03	(d)	0.96	67

34.13	24.65	8,988	1.48	0.04		1.48	28
28.62	1.95	5,729	1.52	0.21		1.52	41
29.43	5.18	4,680	1.50	0.16		1.50	59
28.88	16.92	2,700	1.46	0.21		1.46	59
24.78	28.03	1,950	1.46	0.56	(d)	1.46	67

34.57	25.82	1,244,869	0.55	0.99		0.65	28
28.94	2.94	1,068,546	0.55	1.19		0.56	41
29.70	6.16	1,265,581	0.55	1.16		0.55	59
29.10	18.04	1,293,555	0.55	1.10		0.56	59
24.92	29.13	120,302	0.55	1.56	(d)	0.56	67

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2017	$9.59	$0.23	(e)	$(0.13)	$0.10	$(0.23)
Year Ended October 31, 2016	9.49	0.24	(e)	0.10	0.34	(0.24)
Year Ended October 31, 2015	10.01	0.25	(e)	(0.51)	(0.26)	(0.26)
Year Ended October 31, 2014	10.06	0.26	(e)	(0.04)	0.22	(0.27)
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)

Class C
Year Ended October 31, 2017	9.57	0.19	(e)	(0.14)	0.05	(0.19)
Year Ended October 31, 2016	9.47	0.18	(e)	0.10	0.28	(0.18)
Year Ended October 31, 2015	9.98	0.19	(e)	(0.50)	(0.31)	(0.20)
Year Ended October 31, 2014	10.03	0.19	(e)	(0.04)	0.15	(0.20)
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)

Class I (formerly Institutional Class)
Year Ended October 31, 2017	9.61	0.26	(e)	(0.13)	0.13	(0.26)
Year Ended October 31, 2016	9.51	0.26	(e)	0.11	0.37	(0.27)
Year Ended October 31, 2015	10.03	0.27	(e)	(0.50)	(0.23)	(0.29)
Year Ended October 31, 2014	10.08	0.29	(e)	(0.05)	0.24	(0.29)
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)

Class R6
Year Ended October 31, 2017	9.61	0.26	(e)	(0.12)	0.14	(0.27)
Year Ended October 31, 2016	9.51	0.27	(e)	0.11	0.38	(0.28)
Year Ended October 31, 2015	10.03	0.28	(e)	(0.50)	(0.22)	(0.30)
Year Ended October 31, 2014	10.08	0.30	(e)	(0.05)	0.25	(0.30)
August 16, 2013 (f) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.46	1.12%	$56,720	0.73%	2.47%	0.97%	20%
9.59	3.64	47,268	0.75	2.50	0.98	7
9.49	(2.59)	56,660	0.75	2.58	0.97	18
10.01	2.15	95,153	0.75	2.58	0.97	11
10.06	(2.22)	153,819	0.75	2.31	0.97	16

9.43	0.50	26,545	1.23	1.98	1.49	20
9.57	2.98	33,016	1.40	1.85	1.50	7
9.47	(3.16)	42,843	1.40	1.93	1.49	18
9.98	1.48	59,850	1.40	1.93	1.46	11
10.03	(2.85)	83,639	1.40	1.67	1.47	16

9.48	1.35	323,320	0.48	2.74	0.65	20
9.61	3.89	1,144,534	0.50	2.75	0.57	7
9.51	(2.33)	1,302,381	0.50	2.83	0.56	18
10.03	2.41	1,682,468	0.50	2.83	0.56	11
10.08	(1.97)	960,451	0.50	2.57	0.57	16

9.48	1.47	1,112,857	0.38	2.75	0.47	20
9.61	3.99	197,981	0.40	2.84	0.46	7
9.51	(2.24)	183,464	0.40	2.93	0.45	18
10.03	2.52	253,993	0.40	2.94	0.46	11
10.08	2.33	102,671	0.38	2.69	0.47	16

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C and Class I^	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class I^ and Class R6	Diversified

^	On April 3, 2017, the Funds’ Select Class Shares were exchanged into Institutional Class Shares and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,270,635	$—	$—	$1,270,635

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$75,282	$1,436,858	$—	$1,512,140

Appreciation in Other Financial Instruments
Swaps (c)	$—	$1,383	$—	$1,383

Depreciation in Other Financial Instruments
Swaps (c)	$—	$(67,937)	$—	$(67,937)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.
(c)	All portfolio holdings designated as level 2 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2017.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Liabilities and are disclosed in the table below. Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2017 are as follows (amounts in thousands):

Fund Counterparty		Value of derivative contracts	Collateral amount
Barclays Bank plc	Collateral Posted	$(9,104)	$9,530
BNP Paribas		(4,035)	4,390
Citibank, N.A.		(16,400)	16,630
Credit Suisse International		(3,040)	3,120
Deutsche Bank AG		(11,866)	12,060
Goldman Sachs International		(2,137)	2,340
Morgan Stanley		(7,438)	7,580
Royal Bank of Scotland		(10,112)	10,490
Union Bank of Switzerland AG		(2,422)	2,570

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2017 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,267,462
Ending Notional Balance — Pays Fixed Rate	1,364,000

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2017 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received (b)	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$316	$(316)	$—	$—
BNP Paribas	296	(296)	—	—
Deutsche Bank AG	771	(771)	—	—

	$1,383	$(1,383)	$—	$—

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$9,420	$(316)	$(9,104)	$—
BNP Paribas	4,331	(296)	(4,035)	—
Citibank, N.A.	16,400	—	(16,400)	—
Credit Suisse International	3,040	—	(3,040)	—
Deutsche Bank AG	12,637	(771)	(11,866)	—
Goldman Sachs International	2,137	—	(2,137)	—
Morgan Stanley	7,438	—	(7,438)	—
Royal Bank of Scotland	10,112	—	(10,112)	—
Union Bank of Switzerland AG	2,422	—	(2,422)	—

	$67,937	$(1,383)	$(66,554)	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.

The Fund’s derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Select Class	Total
Tax Aware Equity Fund
Transfer agency fees	$3	$1	$14	n/a	$2	$20
Sub-transfer agency fees	3	1	41	n/a	4	49
Tax Aware Real Return Fund
Transfer agency fees	2	2	10	$3	1	18
Sub-transfer agency fees	4	6	10	—	15	35

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$23,071	$(117)	$(22,954)
Tax Aware Real Return Fund	(26,211)	—	26,211

The reclassifications for the Funds relate primarily to tax equalization and expired capital loss carryfowards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$8	$—
Tax Aware Real Return Fund	3	2

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I*
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

*	Prior to April 3, 2017, the rates were 0.10%.

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	1.05%	1.55%	0.55%	n/a
Tax Aware Real Return Fund	0.75	1.25	0.50	0.40%

The expense limitation agreements were in effect for the year October 31, 2017 and are in place until at least October 31, 2018.

For the year ended October 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Tax Aware Equity Fund	$—	$—	$1,215	$1,215
Tax Aware Real Return Fund	563	376	1,048	1,987

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2017 were as follows (amounts in thousands):

Tax Aware Equity Fund	$11
Tax Aware Real Return Fund	295

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2017, the Tax Aware Real Return Fund and the Tax Aware Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$329,107	$508,578
Tax Aware Real Return Fund	278,182	274,880

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$638,902	$637,729	$5,996	631,733
Tax Aware Real Return Fund	1,441,821	72,439	68,674	3,765

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$12,290	$—	$49,630	$61,920
Tax Aware Real Return Fund	551	39,076	—	39,627

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income*	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$14,233	$—	$56,142	$70,375
Tax Aware Real Return Fund	73	43,482	—	43,555

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$839	$—	$86,798	$631,733
Tax Aware Real Return Fund	—	362	(73,734)	3,765

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

At October 31, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset furture realized gains (amounts in thousands):

	2018	2019	Total
Tax Aware Real Return Fund	$2,850	$124	$2,974

At October 31, 2017, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$68,730	$2,030

During the year ended October 31, 2017, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

Tax Aware Real Return Fund	$26,211

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, their agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

As of October 31, 2017, the Funds had affiliated omnibus accounts which owed more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	77.2%
Tax Aware Real Return Fund	2	71.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (each a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	45

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,089.40	$5.11	0.97%
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,086.80	7.73	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class I (formerly Institutional Class)
Actual	1,000.00	1,091.70	2.90	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,015.60	3.66	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72
Class C
Actual	1,000.00	1,008.20	6.18	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class I (formerly Institutional Class)
Actual	1,000.00	1,017.60	2.34	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46
Class R6
Actual	1,000.00	1,019.00	1.93	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc. (together, “Broadridge/Lipper”), independent providers of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of the Tax Aware Real Return Fund as compared to the Fund’s objectives and peers, in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For the Tax Aware Real Return Fund, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of the Fund across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance for Class A shares was in the second, first and first quintiles based upon the Peer Group, and in the third, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that performance for the Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance for both Class A and Class I shares was in the first, fifth and fifth quintiles for the one-, three-, and five-year periods ended December 31, 2016, respectively, based upon both the Peer Group and Universe. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee and actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2017:

Dividend Received Deduction
Tax Aware Equity Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Long-Term Capital Gain
Tax Aware Equity Fund	$72,701

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$12,290

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2017:

Exempt Distributions Paid
Tax Aware Real Return Fund	98.81%

OCTOBER 31, 2017	J.P. MORGAN TAX AWARE FUNDS	53

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-TA-1017

Annual Report

J.P. Morgan Region Funds

October 31, 2017

JPMorgan Intrepid European Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	1

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	25.65%
Morgan Stanley Capital International (“MSCI”)
Europe Index (net of foreign withholding taxes)	27.01%

Net Assets as of 10/31/2017 (In Thousands)	$977,496

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and certain other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region, remained worrisome for politicians and economists, financial markets were largely stable and equity prices rose.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017. The Fund’s security selection in both the food, beverage & tobacco sector and the capital goods sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection and overweight position in the semiconductors & semiconductor equipment sector and its security selection in the pharmaceuticals & biotechnology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in ArcelorMittal SA,

Outokumpu Oyj and Vestas Wind Systems A/S. Shares of steelmakers ArcelorMittal and Outokumpu, which was not held in the Benchmark, fell amid weakness in global steel prices. Shares of Vestas Wind Systems, a maker of wind power turbines, fell amid pricing pressure from rival manufacturers.

Leading individual positive contributors to relative performance included the Fund’s overweight positions in STMicroelectronics NV, Ferrari NV and Kering. Shares of STMicroelectronics, a semiconductor maker, rose after the company reported better-than-expected earnings for the third quarter of 2017. Shares of Ferrari, an automaker, rose on growth in earnings and sales. Shares of Kering, a retailer of apparel and accessories, rose after the company reported better-than-expected sales and earnings for the third quarter of 2017.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Allianz SE (Registered) (Germany)	3.2%
2.	Sanofi (France)	3.1
3.	Novartis AG (Registered) (Switzerland)	2.9
4.	STMicroelectronics NV (Switzerland)	2.8
5.	Engie SA (France)	2.8
6.	ING Groep NV (Netherlands)	2.6
7.	adidas AG (Germany)	2.5
8.	Vinci SA (France)	2.5
9.	Glencore plc (Switzerland)	2.5
10.	Partners Group Holding AG (Switzerland)	2.3

2	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

PORTFOLIO COMPOSITION BY COUNTRY***
France	22.0%
United Kingdom	19.7
Germany	16.2
Switzerland	14.7
Netherlands	5.9
Denmark	4.2
Italy	3.9
Sweden	3.2
Spain	2.5
Finland	1.3
Austria	1.3
Belgium	1.2
United States	1.1
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	3

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge*		19.03%	9.15%	0.51%
Without Sales Charge		25.65	10.33	1.05
CLASS C SHARES	November 1, 1998
With CDSC**		24.02	9.79	0.55
Without CDSC		25.02	9.79	0.55
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	26.00	10.65	1.32
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 10, 2001	26.22	10.86	1.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index (net of foreign withholding taxes) and the Lipper European Region Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Austria — 1.3%
142	ams AG (a)	12,992

	Belgium — 1.2%
142	KBC Group NV	11,824

	Denmark — 4.2%
254	Danske Bank A/S	9,698
423	Novo Nordisk A/S, Class B	21,037
108	Pandora A/S	10,187

		40,922

	Finland — 1.3%
436	UPM-Kymmene OYJ	13,089

	France — 21.9%
89	Atos SE	13,753
731	AXA SA	22,056
243	BNP Paribas SA	18,962
174	Capgemini SE	21,079
617	Credit Agricole SA	10,761
1,601	Engie SA	27,059
43	Kering	19,870
320	Sanofi	30,322
234	Societe Generale SA	13,046
251	Vinci SA	24,602
491	Vivendi SA	12,193

		213,703

	Germany — 16.1%
111	adidas AG	24,707
133	Allianz SE (Registered)	30,969
88	BASF SE	9,596
219	Covestro AG, Reg. S (e)	21,081
126	Delivery Hero AG, Reg. S (a) (e)	5,389
253	Deutsche Lufthansa AG (Registered)	8,125
696	Evotec AG (a)	14,806
64	Hannover Rueck SE	8,067
49	HOCHTIEF AG	8,592
547	RWE AG (a)	13,749
437	Uniper SE	12,270

		157,351

	Italy — 3.9%
76	Ferrari NV	9,041
4,462	Intesa Sanpaolo SpA	15,001
481	Moncler SpA	13,661

		37,703

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 5.9%
506	ABN AMRO Group NV, Reg. S, CVA (e)	15,633
90	ASML Holding NV	16,301
1,392	ING Groep NV	25,717

		57,651

	Spain — 2.5%
48	Aena SME SA, Reg. S (e)	8,807
2,345	Banco Santander SA	15,898

		24,705

	Sweden — 3.1%
432	Electrolux AB, Series B	15,263
784	Volvo AB, Class B	15,527

		30,790

	Switzerland — 14.6%
4,945	Glencore plc (a)	23,850
510	Logitech International SA (Registered)	18,254
38	Lonza Group AG (Registered) (a)	10,024
345	Novartis AG (Registered)	28,483
33	Partners Group Holding AG	22,335
1,158	STMicroelectronics NV	27,263
36	Swiss Life Holding AG (Registered)	12,520

		142,729

	United Kingdom — 19.7%
634	Anglo American plc	11,951
402	Ashtead Group plc	10,356
1,643	Aviva plc	11,021
1,157	Barratt Developments plc	10,062
293	Fevertree Drinks plc	8,245
222	InterContinental Hotels Group plc	12,275
1,289	International Consolidated Airlines Group SA	10,876
21,978	Lloyds Banking Group plc	19,921
4,092	Man Group plc	10,523
158	Next plc	10,344
1,173	Pearson plc	10,955
450	Persimmon plc	16,758
401	Rio Tinto plc	18,959
3,875	Taylor Wimpey plc	10,270
254	Unilever NV, CVA	14,769
187	Weir Group plc (The)	4,856

		192,141

	United States — 1.1%
159	Carnival plc	10,480

	Total Common Stocks (Cost $845,820)	946,080

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	5

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.8%
	Investment Company — 2.8%
27,134	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $27,134)	27,134

	Total Investments — 99.6% (Cost $872,954)	973,214
	Other Assets in Excess of Liabilities — 0.4%	4,282

	NET ASSETS — 100.0%	$977,496

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	16.1%
Insurance	8.7
Pharmaceuticals	8.2
Textiles, Apparel & Luxury Goods	7.0
Semiconductors & Semiconductor Equipment	5.8
Metals & Mining	5.6
Household Durables	5.4
Multi-Utilities	4.2
IT Services	3.6
Construction & Engineering	3.4
Capital Markets	3.4
Chemicals	3.2
Life Sciences Tools & Services	2.5
Media	2.4
Hotels, Restaurants & Leisure	2.3
Machinery	2.1
Airlines	1.9
Technology Hardware, Storage & Peripherals	1.9
Personal Products	1.5
Paper & Forest Products	1.3
Independent Power and Renewable Electricity Producers	1.3
Trading Companies & Distributors	1.1
Multiline Retail	1.1
Others (each less than 1.0%)	3.2
Short-Term Investment	2.8

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	162	12/2017	EUR	6,949	91
FTSE 100 Index	35	12/2017	GBP	3,472	5

					96

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

CVA	— Dutch Certification
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	— The rate shown is the current yield as of October 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

	Intrepid European Fund
ASSETS:
Investments in non-affiliates, at value	$946,080
Investments in affiliates, at value	27,134
Cash	101
Foreign currency, at value	282
Deposits at broker for futures contracts	702
Receivables:
Investment securities sold	5,951
Fund shares sold	632
Dividends from non-affiliates	991
Dividends from affiliates	17
Tax reclaims	3,266
Variation margin on futures contracts	99

Total Assets	985,255

LIABILITIES:
Payables:
Investment securities purchased	5,549
Fund shares redeemed	1,167
Accrued liabilities:
Investment advisory fees	531
Administration fees	67
Distribution fees	65
Service fees	133
Custodian and accounting fees	58
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	189

Total Liabilities	7,759

Net Assets	$977,496

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

Intrepid European Fund
NET ASSETS:
Paid-in-Capital	$923,034
Accumulated undistributed (distributions in excess of) net investment income	15,632
Accumulated net realized gains (losses)	(61,629)
Net unrealized appreciation (depreciation)	100,459

Total Net Assets	$977,496

Net Assets:
Class A	$165,020
Class C	46,615
Class I (formerly Select Class)	187,678
Class L (formerly Institutional Class)	578,183

Total	$977,496

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,102
Class C	1,942
Class I (formerly Select Class)	6,800
Class L (formerly Institutional Class)	20,758

Net Asset Value (a):
Class A — Redemption price per share	$27.04
Class C — Offering price per share (b)	24.00
Class I (formerly Select Class) — Offering and redemption price per share	27.60
Class L (formerly Institutional Class) — Offering and redemption price per share	27.85
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.54

Cost of investments in non-affiliates	$845,820
Cost of investments in affiliates	27,134
Cost of foreign currency	282

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

(Amounts in thousands)

Intrepid European Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8
Interest income from affiliates	3
Dividend income from non-affiliates	27,332
Dividend income from affiliates	207
Foreign taxes withheld	(2,587)

Total investment income	24,963

EXPENSES:
Investment advisory fees	5,519
Administration fees	693
Distribution fees:
Class A	389
Class C	353
Service fees:
Class A	389
Class C	118
Class I (formerly Select Class)	381
Class L (formerly Institutional Class)	494
Custodian and accounting fees	214
Interest expense to affiliates	6
Professional fees	166
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	83
Registration and filing fees	67
Transfer agency fees (See Note 2.F.)	49
Sub-transfer agency fees (See Note 2.F.)	138
Other	23

Total expenses	9,110

Less fees waived	(58)

Net expenses	9,052

Net investment income (loss)	15,911

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	81,254
Futures contracts	1,884
Foreign currency transactions	(260)

Net realized gain (loss)	82,878

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	95,388
Futures contracts	91
Foreign currency translations	292

Change in net unrealized appreciation/depreciation	95,771

Net realized/unrealized gains (losses)	178,649

Change in net assets resulting from operations	$194,560

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid European Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,911	$18,013
Net realized gain (loss)	82,878	(96,679)
Change in net unrealized appreciation/depreciation	95,771	(18,236)

Change in net assets resulting from operations	194,560	(96,902)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,962)	(2,758)
Class C
From net investment income	(764)	(733)
Class I (formerly Select Class)
From net investment income	(2,896)	(3,259)
Class L (formerly Institutional Class)
From net investment income	(10,351)	(8,098)

Total distributions to shareholders	(16,973)	(14,848)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,522	(174,875)

NET ASSETS:
Change in net assets	195,109	(286,625)
Beginning of period	782,387	1,069,012

End of period	$977,496	$782,387

Accumulated undistributed (distributions in excess of) net investment income	$15,632	$16,954

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,901	$62,580
Distributions reinvested	2,847	2,662
Cost of shares redeemed	(72,459)	(97,769)

Change in net assets resulting from Class A capital transactions	$(29,711)	$(32,527)

Class C
Proceeds from shares issued	$10,881	$9,072
Distributions reinvested	683	641
Cost of shares redeemed	(24,752)	(26,738)

Change in net assets resulting from Class C capital transactions	$(13,188)	$(17,025)

Class I (formerly Select Class)
Proceeds from shares issued	$79,324	$72,289
Distributions reinvested	1,243	1,756
Cost of shares redeemed	(68,901)	(481,537)

Change in net assets resulting from Class I capital transactions	$11,666	$(407,492)

Class L (formerly Institutional Class)
Proceeds from shares issued	$132,401	$371,399
Distributions reinvested	9,412	6,847
Cost of shares redeemed	(93,058)	(96,077)

Change in net assets resulting from Class L capital transactions	$48,755	$282,169

Total change in net assets resulting from capital transactions	$17,522	$(174,875)

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

	Intrepid European Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	1,592	2,755
Reinvested	130	115
Redeemed	(3,039)	(4,445)

Change in Class A Shares	(1,317)	(1,575)

Class C
Issued	489	449
Reinvested	35	31
Redeemed	(1,152)	(1,362)

Change in Class C Shares	(628)	(882)

Class I (formerly Select Class)
Issued	3,145	3,181
Reinvested	56	74
Redeemed	(2,885)	(20,109)

Change in Class I Shares	316	(16,854)

Class L (formerly Institutional Class)
Issued	5,289	14,948
Reinvested	421	288
Redeemed	(3,725)	(4,219)

Change in Class L Shares	1,985	11,017

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid European Fund
Class A
Year Ended October 31, 2017	$21.94	$0.37	$5.15	$5.52	$(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66	(0.90)	(0.24)	(0.01)
Year Ended October 31, 2013	17.89	0.27	6.87	7.14	(0.24)

Class C
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47	(0.79)	(0.32)	(0.01)
Year Ended October 31, 2013	16.11	0.18	6.16	6.34	(0.13)

Class I (formerly Select Class)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71	(0.88)	(0.17)	(0.06)
Year Ended October 31, 2013	18.15	0.22	7.07	7.29	(0.26)

Class L (formerly Institutional Class)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79	(0.93)	(0.14)	(0.09)
Year Ended October 31, 2013	18.35	0.22	7.20	7.42	(0.31)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$27.04	25.65%	$165,020	1.36%	1.52%	1.36%	189%
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167
24.54	(0.95)	192,865	1.30	2.55	1.31	197
24.79	40.30	98,202	1.47	1.30	1.76	253

24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167
21.99	(1.46)	61,814	1.80	2.00	1.81	197
22.32	39.62	21,663	1.95	0.94	2.27	253

27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167
24.95	(0.68)	409,675	1.05	2.69	1.06	197
25.18	40.63	328,979	1.18	0.94	1.33	253

27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167
25.23	(0.56)	375,683	0.90	2.93	0.91	197
25.46	40.95	249,744	0.98	0.96	1.18	253

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid European Fund	Class A, Class C, Class I* and Class L**	Diversified

*	Effective April 3, 2017, the Select Class was renamed Class I.
**	Effective December 1, 2016, the Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of the Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017) , distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calcu-

16	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

lated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable for inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$12,992	$—	$12,992
Belgium	—	11,824	—	11,824
Denmark	—	40,922	—	40,922
Finland	—	13,089	—	13,089
France	27,059	186,644	—	213,703
Germany	5,389	151,962	—	157,351
Italy	—	37,703	—	37,703
Netherlands	—	57,651	—	57,651
Spain	—	24,705	—	24,705
Sweden	—	30,790	—	30,790
Switzerland	—	142,729	—	142,729
United Kingdom	25,003	167,138	—	192,141
United States	—	10,480	—	10,480

Total Common Stocks	57,451	888,629	—	946,080

Short-Term Investment
Investment Company	27,134	—	—	27,134

Total Investments in Securities	84,585	888,629	—	973,214

Appreciation in Other Financial Instruments
Futures Contracts	$—	$96	$—	$96

Transfers from level 2 to level 1 in the amount of approximately $8,580,000 are due to the non-application of the fair value factors to certain securities during the year ended October 31, 2017.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index. The use of futures contracts exposes the Fund to equity price risk.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2017 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$20,946
Ending Notional Balance Long	10,421

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Foreign Currency Translation — The books and records of the Fund is maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

18	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Total
Transfer agency fees	$28	$7	$10	$4	$49
Sub-transfer agency fees	73	22	23	20	138

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(98,909)	$(260)	$99,169
The reclassifications for the Fund relate primarily to foreign currency gains or losses and expiration of capital loss carryforwards.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I and Class L Shares do not participate in the Distribution Plan. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$36	$1

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
1.50%	2.00%	1.25%	1.00%

The expense limitation agreement was in effect for the year ended October 31, 2017.

Effective November 1, 2017, the contractual expense limitations were lowered to 1.24%, 1.74% and 0.99% for Class A, Class C and Class I Shares, respectively, and are in place until at least October 31, 2019.

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended October 31, 2017 was approximately $58,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

20	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,551,683	$1,532,534

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$875,037	$103,190	$4,917	$98,273

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$16,973	$—	$16,973

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$14,848	$—	$14,848

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$15,654	$(59,546)	$98,377

For the Fund the cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2017, the Fund had post-enactment net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$53,616	$5,930

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards in the amount of approximately $79,669,000.

During the year ended October 31, 2017, the Fund had expired capital loss carryforwards in the amount of approximately $98,908,000.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund had no borrowings outstanding from the Credit Facility at October 31, 2017, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2017, the Fund had two affiliated omnibus accounts which owned more than 12.4% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2017, the Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

France	Germany	Switzerland	United Kingdom
22.0%	16.2%	14.7%	19.7%

As of October 31, 2017, substantially all of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

22	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

Because the Fund may invest a significant portion of it’s assets in these markets, it’s subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of October 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Intrepid European Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid European Fund (a separate series of JPMorgan Trust I) (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

24	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid European Fund
Class A
Actual	$1,000.00	$1,087.70	$6.89	1.31%
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class C
Actual	1,000.00	1,085.00	9.51	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class I (formerly Select Class)
Actual	1,000.00	1,089.20	5.53	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class L (formerly Institutional Class)
Actual	1,000.00	1,090.00	4.69	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

30	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the second, third and first quintiles based upon the Peer Group, and in the fourth, fourth and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the fourth, third and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative share classes are summarized below:

The Trustees noted that, the Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that net advisory fee and actual total expenses for Class I shares were in the first and third quintiles, respectively, based upon the Universe. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2017	J.P. MORGAN REGION FUNDS	31

TAX LETTER

(Unaudited) (amounts in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund had $19,520, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2017, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax pass through expense as finally determined are $27,398 and $2,547, respectively.

32	J.P. MORGAN REGION FUNDS	OCTOBER 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-INTEQ-CO-1017

Annual Report

J.P. Morgan SMA Funds

October 31, 2017

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. Meanwhile, U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. Low interest rates generally weighed on developed market bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index hit fresh highs in 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and an election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

For the twelve months ended October 31, 2017, the MSCI Europe Australasia and Far East Index (net of foreign withholding taxes) returned 23.21%, while the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned 1.94%.

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund*	28.15%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	23.21%

Net Assets as of 10/31/2017 (In Thousands)	$62,204

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities. The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depositary Receipts (ADRs).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2017.

By sector, the Fund’s overweight position in the technology-semiconductors sector and its security selection in the insurance sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the technology-hardware sector and the transportation services & consumer cyclical sector was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe, including the U.K., was a leading contributor to performance relative to the Benchmark. The Fund’s allocation to emerging market securities, which were not held in the Benchmark, also contributed to relative performance. The Fund’s overweight position in Japan and its underweight position in Continental Europe were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in ASR Nederland NV, Suzuki Motor Corp. and Erste Group Bank AG. Shares of ASR Nederland, a Dutch insurance company that was not held in the Benchmark, rose on news reports that the Dutch government would sell its stake in the company and following the company’s announcement of a share repurchase program. Shares of Suzuki Motor, a Japanese automaker not held in the Benchmark, rose on continued growth in sales and earnings. Shares of Erste Group Bank, an Austrian financial services company, rose after the company reported better-than-expected results for the second quarter of 2017.

Leading individual detractors from relative performance included the Fund’s overweight positions in Mabuchi Motor Co.,

Yamato Holdings Co. and Mitsubishi Corp. Shares of Mabuchi Motor, a Japanese maker of miniature and specialty motors that was not held in the Benchmark, fell after the company reported lower-than-expected earnings for the second quarter of 2017. Shares of Yamato Holdings, a Japanese parcel delivery and logistics company, fell after the company reported lower-than-expected earnings during the reporting period. Shares of Mitsubishi, a Japanese general trading company operating in the energy, metals, machinery and chemicals sectors, fell amid flood damage to its Australian coal mining operations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value.

The Fund is offered as a component of the JPMorgan International Value SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. As a result, the Fund’s holdings depend on whether a particular security or instrument can be purchased directly on behalf of the participants in the separately managed account programs investing in the SMA Strategy.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Daimler AG (Registered) (Germany)	7.2%
2.	Renault SA (France)	5.8
3.	Mitsubishi Corp. (Japan)	5.3
4.	Daikin Industries Ltd. (Japan)	5.1
5.	Outokumpu OYJ (Finland)	4.8
6.	Erste Group Bank AG (Austria)	4.7
7.	NGK Spark Plug Co. Ltd. (Japan)	4.6
8.	Standard Chartered plc (United Kingdom)	4.6
9.	Otsuka Corp. (Japan)	4.6
10.	NN Group NV (Netherlands)	4.5

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	41.5%
Germany	15.8
United Kingdom	7.5
France	5.8
Finland	4.8
Austria	4.7
Netherlands	4.5
Spain	4.5
South Korea	3.8
Australia	3.7
Sweden	3.4

*	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	10 YEAR
International Value SMA Fund	August 17, 2007	28.15%	7.07%	7.99%	1.11%

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

Reporting Period Return:
Fund*	1.94%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	1.94%
Tax Aware Real Return Composite Benchmark**	2.52%

Net Assets as of 10/31/2017 (In Thousands)	$9,956

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s shares had a positive absolute return and performed in line with the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) but underperformed the Composite Benchmark for the twelve months ended October 31, 2017.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, made a positive contribution to absolute performance and performance relative to the Benchmark. During the reporting period, the two, five, ten and thirty year Bloomberg Barclays inflation swap indexes returned 0.30%, 1.27%, 1.94% and 6.19%, respectively. Returns for inflation swaps were pulled higher by the recovery in oil prices during the reporting period.

Relative to the Benchmark, the Fund’s shorter duration in cash bonds helped performance as interest rates rose during the reporting period. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase or decrease in price as interest rates fall or rise, respectively, versus bonds with longer duration. The Fund’s underweight position in pre-refunded bonds, which underperformed other sectors of the municipal bond market during the reporting period, and its overweight position in leasing bonds also helped relative performance.

Overall, lower quality municipal bonds outperformed higher quality bonds during the reporting period. Relative to the Benchmark, the Fund’s underweight position in industrial development revenue/pollution control revenue bonds and hospital sector bonds detracted from performance. The Fund’s overweight to bonds rated AA or higher and its underweight position in bonds rated single A and BBB also detracted from relative performance.

Amid rising interest rates during the reporting period, the Fund’s shorter duration profile in cash bonds contributed to both absolute performance and performance relative to the Benchmark. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. The Fund’s shorter duration profile in water & sewer bonds also contributed to both absolute and relative performance.

The Fund’s underweight position in industrial development revenue/pollution control revenue bonds and hospital sector bonds detracted from both absolute performance and performance relative to the Benchmark and the Composite Benchmark. The Fund’s overweight allocation to AAA-rated bonds, which underperformed lower rated bonds, also detracted from absolute performance and performance relative to the Benchmark and the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to 97% from 90%.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

PORTFOLIO COMPOSITION***
Municipal Bonds	88.7%
Short-Term Investment	11.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Tax Aware Real Return SMA Fund	May 31, 2007
Before Taxes		1.94%	1.13%	0.68%	2.85%
After Taxes on Distributions		1.84	1.13	0.66	2.84
After Taxes on Distributions and Sale of Fund Shares		2.14	1.50	1.15	2.90

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — 97.5%
	Australia — 3.6%
351	Goodman Group	2,254

	Austria — 4.5%
66	Erste Group Bank AG (a)	2,822

	Finland — 4.7%
307	Outokumpu OYJ	2,901

	France — 5.6%
35	Renault SA	3,503

	Germany — 15.5%
35	Brenntag AG	1,971
52	Daimler AG (Registered)	4,359
23	Deutsche Boerse AG	2,398
9	HeidelbergCement AG	882

		9,610

	Japan — 40.4%
28	Daikin Industries Ltd.	3,083
79	DMG Mori Co. Ltd.	1,589
72	Japan Airlines Co. Ltd.	2,451
51	Mabuchi Motor Co. Ltd.	2,692
138	Mitsubishi Corp.	3,220
73	Mitsui Fudosan Co. Ltd.	1,704
123	NGK Spark Plug Co. Ltd.	2,814
41	Otsuka Corp.	2,768
121	Renesas Electronics Corp. (a)	1,568
101	Sumitomo Electric Industries Ltd.	1,725
75	Yamato Holdings Co. Ltd.	1,531

		25,145

	Netherlands — 4.4%
66	NN Group NV	2,753

	South Korea — 3.7%
1	Samsung Electronics Co. Ltd.	2,283

	Spain — 4.4%
571	Bankia SA	2,726

	Sweden — 3.4%
146	Svenska Handelsbanken AB, Class A	2,087

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — 7.3%
202	Barratt Developments plc	1,760
280	Standard Chartered plc (a)	2,790

		4,550

	Total Common Stocks (Cost $47,086)	60,634

	Total Investments — 97.5% (Cost $47,086)	60,634
	Other Assets in Excess of Liabilities — 2.5%	1,570

	NET ASSETS — 100.0%	$62,204

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.2%
Automobiles	13.0
Trading Companies & Distributors	8.6
Auto Components	7.5
Building Products	5.1
Metals & Mining	4.8
IT Services	4.6
Insurance	4.5
Electrical Equipment	4.4
Airlines	4.0
Capital Markets	3.9
Technology Hardware, Storage & Peripherals	3.8
Equity Real Estate Investment Trusts (REITs)	3.7
Household Durables	2.9
Real Estate Management & Development	2.8
Machinery	2.6
Semiconductors & Semiconductor Equipment	2.6
Air Freight & Logistics	2.5
Construction Materials	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 86.8% (t)
	California — 7.5%
	Education — 1.8%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.00%, 01/01/2018	61
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.80%, 02/01/2020	82
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, 5.25%, 08/01/2023	30

		173

	General Obligation — 2.0%
165	Tustin Unified School District, School Facilities Improvement District No. 2002-1, GO, 5.00%, 08/01/2031	201

	Utility — 3.7%
300	City of Los Angeles, Department of Water & Power, Power System, Series B, Rev., 5.00%, 07/01/2029	369

	Total California	743

	Connecticut — 4.1%
	Water & Sewer — 4.1%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.00%, 08/15/2020	112
150	Series A, Rev., 6.00%, 08/15/2021	174
100	Series A, Rev., 6.00%, 08/15/2022	119

	Total Connecticut	405

	Florida — 7.5%
	Education — 0.2%
20	Florida State Board of Education, Lottery, Series B, Rev., 5.00%, 07/01/2018	21

	General Obligation — 2.8%
250	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.00%, 06/01/2025	281

	Utility — 3.7%
300	Sarasota County, Florida Utility System, Series B, Rev., 5.00%, 10/01/2025	367

	Water & Sewer — 0.8%
75	City of Auburndale, Water & Sewer, Rev., AGC-ICC, AMBAC, 5.25%, 12/01/2018	78

	Total Florida	747

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — 6.9%
	General Obligation — 3.1%
150	Dekalb County, Georgia Special Transportation, Parks and Greenspace and Libraries, GO, 5.00%, 12/01/2026	185
100	State of Georgia, Series C, GO, 5.00%, 07/01/2026	125

		310

	Water & Sewer — 3.8%
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.25%, 10/01/2026	314
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.25%, 09/01/2021	67

		381

	Total Georgia	691

	Illinois — 0.6%
	General Obligation — 0.6%
60	City of Chicago, Series A, GO, AGM, 5.50%, 01/01/2019	63

	Indiana — 1.1%
	Education — 1.1%
100	Purdue University, Student Fee, Series U, Rev., 5.25%, 07/01/2021	114

	Kansas — 0.5%
	Prerefunded — 0.5%
50	Sedgwick County Unified School District No 259 Wichita, School Building, Series A, GO, 4.50%, 10/01/2018 (p)	51

	Louisiana — 0.3%
	Water & Sewer — 0.3%
25	Tangipahoa Water District, Series A, Rev., AGM, 3.00%, 11/01/2018	25

	Massachusetts — 4.9%
	Transportation — 4.9%
	Massachusetts Bay Transportation Authority,
150	Series A, Rev., 5.25%, 07/01/2027	191
250	Series B, Rev., 5.25%, 07/01/2023	299

	Total Massachusetts	490

	Nevada — 2.4%
	Water & Sewer — 2.4%
200	Truckee Meadows Water Authority, Rev., 5.00%, 07/01/2031	239

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	New Jersey — 1.5%
	Transportation — 1.5%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.25%, 12/15/2020	87
60	Series A, Rev., 5.50%, 12/15/2021	67

	Total New Jersey	154

	New Mexico — 6.7%
	Other Revenue — 2.3%
200	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.00%, 06/01/2022	225

	Transportation — 4.4%
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.00%, 06/15/2024	274
150	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.00%, 12/15/2021	166

		440

	Total New Mexico	665

	New York — 8.1%
	Education — 0.3%
30	New York State Dormitory Authority, The New School, Rev., 5.00%, 07/01/2018	31

	General Obligation — 0.6%
	City of New York,
25	Sub Series E-1, GO, 5.38%, 10/15/2018	26
10	Sub Series E-1, GO, 6.25%, 10/15/2028	10
20	County of Tompkins, Public Improvement, Series A, GO, 4.00%, 03/01/2021	22

		58

	Other Revenue — 1.2%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.00%, 01/15/2026	115

	Prerefunded — 0.3%
30	New York State Thruway Authority, 2nd General Highway & Bridge Trust Fund,, Series B, Rev., 5.00%, 10/01/2018 (p)	31

	Special Tax — 1.7%
150	New York State Dormitory Authority, State Personal Income Tax, General Purpose, Series C, Rev., 5.00%, 03/15/2033	175

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 4.0%
345	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series A, Rev., 5.00%, 01/01/2026	394

	Total New York	804

	Ohio — 5.0%
	General Obligation — 1.6%
125	State of Ohio, Common Schools, Series A, GO, 5.00%, 09/15/2026	154

	Prerefunded — 3.4%
25	Barberton City School District, GO, 5.25%, 06/01/2018 (p)	26
250	City of Columbus, Series 1, GO, 5.00%, 07/01/2023 (p)	296
20	Village of New Albany, GO, AMBAC, 5.00%, 12/01/2017 (p)	20

		342

	Total Ohio	496

	Oregon — 2.7%
	General Obligation — 2.7%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.25%, 06/01/2025	266

	Pennsylvania — 1.1%
	General Obligation — 1.1%
	Central Bucks School District,
80	Series A, GO, 4.50%, 05/15/2021 (p)	88
15	Series A, GO, 5.00%, 05/15/2023	17

	Total Pennsylvania	105

	South Carolina — 3.4%
	General Obligation — 3.4%
300	State of South Carolina, Series C, GO, 5.00%, 03/01/2022	336

	Tennessee — 0.8%
	Prerefunded — 0.5%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.00%, 01/01/2018 (p)	50

	Water & Sewer — 0.3%
30	City of Knoxville, Water System, Series BB, Rev., 5.00%, 03/01/2019	32

	Total Tennessee	82

	Texas — 12.9%
	Education — 3.5%
30	Harris County Cultural Education Facilities Finance Corp., Methodist Hospital System, Series B, Rev., 5.50%, 12/01/2018	31

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Education — continued
250	Permanent University Fund—University of Texas System, Series B, Rev., 5.25%, 07/01/2028	321

		352

	Prerefunded — 9.1%
355	City of Houston, Combined Utility System, First Lien, Series D, Rev., 5.00%, 11/15/2021 (p)	405
210	Harris County, Series C, Rev., 5.00%, 08/15/2019 (p)	224
250	Hays County, Pass-Through Toll, GO, 5.00%, 02/15/2020 (p)	271

		900

	Water & Sewer — 0.3%
30	North Texas Municipal Water District, Water System, Rev., 5.25%, 09/01/2020	33

	Total Texas	1,285

	Utah — 2.4%
	Other Revenue — 2.4%
200	Utah Transit Authority Sales Tax, Subordinate Sales Tax, Series A, Rev., 5.00%, 06/15/2029	239

	Virginia — 4.7%
	Education — 1.1%
50	University of Virginia, Rev., 4.00%, 09/01/2021	55
50	Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities, Series E-2, Rev., 5.00%, 02/01/2023	59

		114

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.6%
50	City of Alexandria, Series A, GO, 4.50%, 06/15/2020	54

	Utility — 3.0%
250	City of Richmond, Public Utility Revenue, Series A, Rev., 5.00%, 01/15/2025	303

	Total Virginia	471

	Washington — 1.7%
	Transportation — 1.7%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.00%, 02/01/2025	172

	Total Municipal Bonds (Cost $8,225)	8,643

SHARES
Short-Term Investment — 11.1%
	Investment Company — 11.1%
1,102	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $1,102)	1,102

	Total Investments — 97.9% (Cost $9,327)	9,745
	Other Assets in Excess of Liabilities — 2.1%	211

	NET ASSETS — 100.0%	$9,956

Percentages indicated are based on net assets.

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of October 31, 2017:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.70% at termination	Receive	BNP Paribas	06/02/2019	USD	1,250	16

							16

CPI-U at termination	2.17% at termination	Receive	BNP Paribas	04/04/2024	USD	600	(8)
CPI-U at termination	2.28% at termination	Receive	Union Bank of Switzerland AG	03/16/2027	USD	700	(13)
CPI-U at termination	2.62% at termination	Receive	Royal Bank of Scotland	06/28/2025	USD	1,000	(131)
CPI-U at termination	2.72% at termination	Receive	BNP Paribas	04/01/2021	USD	4,900	(546)

							(698)

							(682)

(a) Value of floating rate index at October 31, 2017 was 2.46%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

Summary of total OTC swap contracts outstanding as of October 31, 2017:

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Inflation-linked swaps outstanding	—	16

Total OTC swap contracts outstanding	—	16

Liabilities
OTC Inflation-linked swaps outstanding	—	(698)

Total OTC swap contracts outstanding	—	(698)

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	13

J.P. Morgan SMA Funds

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
GO	— General Obligation
ICC	— Insured Custody Certificates
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue

USD	— United States Dollar
XLCA	— Insured by XL Capital Assurance
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of October 31, 2017.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$60,634		$8,643
Investments in affiliates, at value	—		1,102
Restricted cash for OTC derivatives	—		830
Cash	1,129		—
Receivables:
Fund shares sold	36		—
Interest and dividends from non-affiliates	251		112
Dividends from affiliates	—		1
Tax reclaims	198		—
Outstanding OTC swap contracts, at value	—		16
Due from adviser	42		19

Total Assets	62,290		10,723

LIABILITIES:
Payables:
Outstanding OTC swap contracts, at value	—		698
Accrued liabilities:
Administration fees	—		1
Custodian and accounting fees	11		6
Collateral management fees	—		9
Trustees’ and Chief Compliance Officer’s fees	—	(a)	— (a)
Audit fees	60		49
Printing and mailing cost	5		1
Other	10		3

Total Liabilities	86		767

Net Assets	$62,204		$9,956

NET ASSETS:
Paid-in-Capital	$47,974		$10,477
Accumulated undistributed (distributions in excess of) net investment income	1,258		—
Accumulated net realized gains (losses)	(575)		(257)
Net unrealized appreciation (depreciation)	13,547		(264)

Total Net Assets	$62,204		$9,956

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	4,368		998
Net asset value, offering and redemption price per share (b)	$14.24		$9.97

Cost of investments in non-affiliates	$47,086		$8,225
Cost of investments in affiliates	—		1,102

(a)	Amount rounds to less than 500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$257
Interest income from affiliates	1	4
Dividend income from non-affiliates	1,678	—
Dividend income from affiliates	—	5
Foreign taxes withheld	(211)	—

Total investment income	1,468	266

EXPENSES:
Administration fees	54	8
Custodian and accounting fees	44	33
Interest expense to affiliates	2	—
Professional fees	146	83
Collateral management fees	—	33
Trustees’ and Chief Compliance Officer’s fees	26	26
Printing and mailing costs	12	6
Registration and filing fees	18	19
Transfer agency fees	1	— (a)
Sub-transfer agency fees	2	— (a)
Other	9	3

Total expenses	314	211

Less fees waived	(54)	(8)
Less expense reimbursements	(258)	(203)

Net expenses	2	— (a)

Net investment income (loss)	1,466	266

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,835	21
Futures contracts	32	—
Foreign currency transactions	13	—
Forward foreign currency exchange contracts	(29)	—
Swaps	—	(126)

Net realized gain (loss)	8,851	(105)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,848	(135)
Foreign currency translations	23	—
Swaps	—	175

Change in net unrealized appreciation/depreciation	5,871	40

Net realized/unrealized gains (losses)	14,722	(65)

Change in net assets resulting from operations	$16,188	$201

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,466	$1,934	$266	$289
Net realized gain (loss)	8,851	(4,971)	(105)	164
Change in net unrealized appreciation/depreciation	5,871	1,947	40	(61)

Change in net assets resulting from operations	16,188	(1,090)	201	392

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,258)	(3,412)	(267)	(290)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,839	24,016	3,674	3,956
Distributions reinvested	1,413	1,944	—	—
Cost of shares redeemed	(42,726)	(50,767)	(3,849)	(4,944)

Change in net assets resulting from capital transactions	(28,474)	(24,807)	(175)	(988)

NET ASSETS:
Change in net assets	(14,544)	(29,309)	(241)	(886)
Beginning of period	76,748	106,057	10,197	11,083

End of period	$62,204	$76,748	$9,956	$10,197

Accumulated undistributed (distributions in excess of) net investment income	$1,258	$1,825	$—	$1

SHARE TRANSACTIONS:
Issued	1,089	2,260	369	394
Reinvested	124	173	—	—
Redeemed	(3,536)	(4,564)	(386)	(493)

Change in Shares	(2,323)	(2,131)	(17)	(99)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income

International Value SMA Fund
Year Ended October 31, 2017	$11.47	$0.28	(d)	$2.86	$3.14	$(0.37)
Year Ended October 31, 2016	12.02	0.25	(d)	(0.36)	(0.11)	(0.44)
Year Ended October 31, 2015	12.78	0.26	(d)	(0.69)	(0.43)	(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(c)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets

Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$14.24	28.15%	$62,204	—	%(e)	2.21%	0.47%	39%
11.47	(0.83)	76,748	—		2.31	0.33	70
12.02	(3.42)	106,057	—		2.11	0.20	113
12.78	(6.04)	316,962	—		2.22	0.17	85
13.87	27.33	325,158	—		2.66	0.22	72

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return SMA Fund
Year Ended October 31, 2017	$10.04	$0.26	(d)	$(0.07)	$0.19	$(0.26)
Year Ended October 31, 2016	9.95	0.28	(d)	0.09	0.37	(0.28)
Year Ended October 31, 2015	10.52	0.31	(d)	(0.55)	(0.24)	(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)
Year Ended October 31, 2013	11.11	0.29		(0.54)	(0.25)	(0.28)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	The Fund's expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000's)	Net expenses (b)(c)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.97	1.94%	$9,956	—	(e)%	2.59%	2.05%	23%
10.04	3.80	10,197	—		2.82	1.97	32
9.95	(2.27)	11,083	—		3.07	1.01	—	(e)
10.52	2.38	20,947	—		2.85	0.78	6
10.58	(2.29)	27,244	—		2.58	0.60	16

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, including investments with equity reference obligations, are valued by applying an international fair value factor provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,503	$57,131	$—	$60,634

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,102	$8,643	$—	$9,745

Appreciation in Other Financial Instruments
Swaps (b)	$—	$16	$—	$16

Depreciation in Other Financial Instruments
Swaps (b)	$—	$(698)	$—	$(698)

(a)	All portfolio holdings designated as level 1 and 2 are disclosed individually on the SOI’s. Please refer to the SOIs for country specifics of portfolio holdings.

(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

For International Value SMA Fund, a transfer from level 2 to level 1 in the amount of approximately $3,621 is due to the non-application of a fair value factor to a certain security during the year ended October 31, 2017.

For Tax Aware Real Return SMA Fund there were no transfers among any levels during the year ended October 31, 2017.

B. Restricted Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2017, International Value SMA Fund had no investments in restricted securities under the Securities Act.

C. Futures Contracts — International Value SMA Fund used index futures contracts to gain or reduce exposure to the market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

As of October 31, 2017, the Fund did not hold futures contracts.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2017 (amounts in thousands):

International Value SMA Fund
Futures Contracts
Average Notional Balance Long	$456

D. Swaps — Tax Aware Real Return SMA Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements gives the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund may be required to post or receive collateral for OTC swaps.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2017 (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	$8,958
Ending Notional Balance — Pays Fixed Rate	8,450

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of October 31, 2017 are as follows (amounts in thousands):

Fund		Fund Counterparty	Value of derivative contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(538)	$570
		Royal Bank of Scotland	(131)	260

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Swaps
Interest rate contracts	Receivables	$16

Gross Liabilities:		Swaps
Interest rate contracts	Payables	$(698)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2017 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$16	$(16)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$554	$(16)	$(538	)(b)	$—
Royal Bank of Scotland	131	—	(131	)(b)	—
Union Bank of Switzerland AG	13	—	—		13

	$698	$(16)	$(669)		$13

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual swap collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2017, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$32	$—	$32
Foreign exchange contracts	—	(29)	(29)

	$32	$(29)	$3

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(126)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$175

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
International Value SMA Fund	$(6,925)	$225	$6,700

The reclassifications for the Fund relate primarily to Investments in Passive Foreign Investment Companies (“PFICs”) and expired capital loss carryforwards.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Funds’ shares. JPMDS receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 28, 2018.

For the year ended October 31, 2017, the Funds’ Adviser and the Administrator waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$54	$258
Tax Aware Real Return SMA Fund	8	203

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2017 was as follows (amounts in thousands):

Tax Aware Real Return SMA Fund	$3

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

During the year ended October 31, 2017, the International Value SMA Fund, purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$25,176	$54,013
Tax Aware Real Return SMA Fund	2,111	2,058

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$48,336	$12,831	$533	$12,298
Tax Aware Real Return SMA Fund	9,327	455	719	(264)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to Investments in PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Tax-Exempt Distributions	Net Long-Term Capital Gains	Total Distributions Paid
International Value SMA Fund	$2,258	$—	$—	$2,258
Tax Aware Real Return SMA Fund	8	259	—	267

*	Short-term gains distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*		Tax-Exempt Distributions	Net Long-Term Capital Gains	Total Distributions Paid
International Value SMA Fund	$3,412		$—	$—	$3,412
Tax Aware Real Return SMA Fund	—	(a)	290	—	290

*	Short-term gains distributions are treated as ordinary income for tax purposes.
(a)	Amount rounds to less than 500.

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$1,948	$—	$—	$12,297
Tax Aware Real Return SMA Fund	—	8	(255)	(264)

For the Funds the cumulative timing differences primarily consist of Investments in,PFICs trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

At October 31, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Tax Aware Real Return SMA Fund	$9	$4	$13

At October 31, 2017, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return SMA Fund	$243	$—

During the year ended October 31, 2017, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

International Value SMA Fund	$8,578

During the year ended October 31, 2017, the following Funds had expired capital loss carryforwards as follows (amounts in thousands):

International Value SMA Fund	$6,925

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017. Average borrowings from the Facility for, or at any time during the year ended October 31, 2017, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Value SMA Fund	$2,393	1.59%	4	$—	(a)

(a)	Amount rounds to less than 500.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2017, International Value SMA Fund had three shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that owned 94.6% of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund had a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owned 100.0% of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2017, International Value SMA Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Germany	Japan
International Value SMA Fund	15.8%	41.5%

As of October 31, 2017, substantially all of the International Value SMA Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	31

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	33

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period†*	Annualized Expense Ratio
International Value SMA Fund
Actual	$1,000.00	$1,124.80	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,016.40	0.36	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMIM did not earn fees from the Funds for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of, and/or investors in, separately managed accounts that are invested in the Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the

Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and/or Universe. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that, based upon the Universe, the International Value SMA Fund’s performance was in the second, fifth and fifth quintiles for the one-, three-, and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s analysis and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that, based upon the Universe, the Tax Aware Real Return SMA Fund’s performance was in the first, fifth and fifth quintiles for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s analysis and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser because the Funds are used only by managed-account strategies advised or sub-advised by the Adviser, or to which the Adviser provides a model portfolio. The Trustees considered each Fund’s contractual advisory fee rate and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expenses of each Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios are summarized below:

The Trustees noted that, based upon the Universe, the International Value SMA Fund’s contractual advisory fee and the actual total expenses were in the first quintile. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that, based upon the Universe, the Tax Aware Real Return SMA Fund’s contractual advisory fee and the actual total expenses were in the first quintile. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$1,678

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2017, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$1,678	$211

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2016:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	98.7%

OCTOBER 31, 2017	J.P. MORGAN SMA FUNDS	39

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-SMA-1017

Annual Report

J.P. Morgan Funds

October 31, 2017

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. Low interest rates generally weighed on developed market bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index hit fresh highs in 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and a snap election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

For the twelve months ended October 31, 2017, the MSCI World Index (net of foreign withholding taxes) returned 22.17% and the Bloomberg Barclays U.S. Aggregate Index returned 0.90%.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2017

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	16.12%
Morgan Stanley Capital International (“MSCI”)
World Index (net of foreign withholding taxes)	22.17%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)[2]	1.18%
Global Allocation Composite Benchmark	13.72%

Net Assets as of 10/31/2017 (In Thousands)	$2,326,385

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2017, the Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed both the Bloomberg Barclays Global Aggregate Index (Unhedged USD) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index.

Relative to the Benchmark, the Fund’s allocation to bonds was a leading detractor from performance. However, relative to the Composite Benchmark, the Fund’s increased allocation to both global developed market and emerging market equities contributed positively to performance as equities rallied globally during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s U.S. equity market exposure was decreased in favor of more exposure to both international developed market and emerging market equities given the portfolio managers’ view on positive global growth and earnings strength. In late April 2017, the portfolio managers added a dedicated European Dynamic Hedged Equity strategy. Given the portfolio managers’ expectations for continued market volatility, the portfolio managers held some of the Fund’s global equity exposure in call options in an effort to manage risk while still capturing potential market gains. In fixed income assets, the portfolio managers reduced their allocation to high yield credit (also known as “junk bonds”) in the U.S. and Europe, as well as non-agency mortgages. Within core fixed income, the Fund maintained exposure to government bonds to further diversify its fixed income exposure.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	Government of Japan, 0.10%, 06/20/26, (Japan)	1.7%
2.	Republic of Australia, Reg. S5.25%, 03/15/19, (Australia)	1.4
3.	United Kingdom Gilt, Reg. S1.50%, 07/22/26, (United Kingdom)	0.8
4.	UnitedHealth Group, Inc., (United States).	0.7
5.	Government of Japan, 0.10%, 12/20/26, (Japan)	0.7
6.	Alphabet, Inc., Class C, (United States)	0.6
7.	FNMA REMIC, Series 2017-49, Class JA, 4.00%, 07/25/53, (United States)	0.6
8.	Apple, Inc. , (United States)	0.6
9.	Republic of Canada, 1.75%, 03/01/19, (Canada)	0.6
10.	U.S. Treasury Bonds, 3.75%, 08/15/41, (United States)	0.5

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	Kimberly-Clark Corp., (United States)	16.1%
2.	Harley-Davidson, Inc., (United States)	7.8
3.	Starbucks Corp., (United States)	6.5
4.	United Natural Foods, Inc., (United States)	6.5
5.	TJX Cos., Inc. (The), (United States)	5.6
6.	Church & Dwight Co., Inc., (United States)	5.5
7.	Mondelez International, Inc., Class A, (United States)	4.3
8.	Express Scripts Holding Co., (United States)	4.2
9.	Johnson Controls International plc, (United States)	4.2
10.	Costco Wholesale Corp., (United States)	4.0

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	55.2%
Corporate Bonds	12.2
Foreign Government Securities	10.8
Collateralized Mortgage Obligations	5.7
U.S. Treasury Obligations	2.1
Asset-Backed Securities	1.7
Options Purchased	1.1
Others (each less than 1.0%)	0.8
Short-Term Investments	10.4

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
[2]

On November 21, 2016, the Fund’s secondary benchmark index was changed to the Bloomberg Barclays Global Aggregate Index from the Bloomberg Barclays U.S. Aggregate Index to better reflect the Fund’s global asset allocation mandate and its available investment opportunities.

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge*		10.67%	7.35%	5.62%
Without Sales Charge		15.88	8.34	6.38
CLASS C SHARES	May 31, 2011
With CDSC**		14.29	7.80	5.85
Without CDSC		15.29	7.80	5.85
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 31, 2011	16.12	8.61	6.64
CLASS R2 SHARES	May 31, 2011	15.50	8.06	6.11
CLASS T SHARES	June 6, 2017
With Sales Charge***		12.96	7.79	5.96
Without Sales Charge		15.86	8.34	6.38

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Sales Charge for Class T Shares is 2.50%.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Return for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual return for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays Global Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2011 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD), the Bloomberg Barclays U.S. Aggregate Index and the Global Allocation Composite

Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Lipper Flexible Portfolio Funds Index is an index based on the total

OCTOBER 31, 2017	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2017

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	11.11%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	22.77%
Bloomberg Barclays U.S. Aggregate Index	0.90%
Income Builder Composite Benchmark	13.57%

Net Assets as of 10/31/2017 (In Thousands)	$12,789,736

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Multi-Asset Solutions Team (the “Team”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that the Team believed would perform well given the Team’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2017, the Fund’s Class A Shares, without a sales charge, underperformed both the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Index.

During the reporting period, equities generally outperformed other asset classes and the Fund’s lower allocation to equities detracted from performance relative to both the MSCI World Index (net of foreign withholding taxes) and the Composite Benchmark. The Fund’s allocation to equities was a positive contributor to performance relative to the Bloomberg Barclays U.S. Aggregate Index, which does not hold equities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. The portfolio managers believed that the long decline in U.S. interest rates appeared to have ended, and absent a severe economic shock, the U.S. economy would continue to be in a reflationary environment with upward pressure on interest rates. During the reporting period, the portfolio managers’ conviction in their pro-risk positioning increased in light of the pick-up and broadening out in the global economic growth outlook. They reduced the Fund’s allocation to bonds in favor of equities. As global growth continued to broaden out, the Fund’s portfolio became more regionally diversified across equity regions. While the portfolio managers preferred equity securities over bonds, corporate credit remained their most favored asset class within fixed income.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	0.7%
2.	Pfizer, Inc.	0.7
3.	Occidental Petroleum Corp.	0.6
4.	Novartis AG (Registered), (Switzerland)	0.6
5.	HSBC Holdings plc, (United Kingdom)	0.5
6.	Johnson & Johnson	0.5
7.	Rio Tinto plc, (United Kingdom)	0.5
8.	Wells Fargo & Co.	0.5
9.	Altria Group, Inc.	0.5
10.	Vodafone Group plc, (United Kingdom)	0.4

PORTFOLIO COMPOSITION***
Common Stocks	44 .1%
Corporate Bonds	38.3
Asset-Backed Securities	4.6
Foreign Government Securities	3.3
Collateralized Mortgage Obligations	3.3
Convertible Bonds	1.4
Others (each less than 1.0%)	3.0
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge*		6.10%	5.39%	5.33%
Without Sales Charge		11.11	6.37	5.82
CLASS C SHARES	May 31, 2007
With CDSC**		9.58	5.84	5.29
Without CDSC		10.58	5.84	5.29
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 31, 2007	11.26	6.51	5.99
CLASS T SHARES	June 6, 2017
With Sales Charge***		8.28	5.83	5.55
Without Sales Charge		11.11	6.37	5.82

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (10/31/07 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Flexible Portfolio Funds Index from October 31, 2007 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of with-

holding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From October 31, 2007 through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

OCTOBER 31, 2017	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2017

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — 103.0%
Asset-Backed Securities — 1.7%
	United States — 1.7%
460	ABFC Trust, Series 2004-HE1, Class M1, 2.14%, 03/25/2034 (z) (bb)	459
	ACE Securities Corp. Home Equity Loan Trust,
474	Series 2002-HE3, Class M1, 3.04%, 10/25/2032 (z) (bb)	472
340	Series 2003-NC1, Class M1, 2.41%, 07/25/2033 (z) (bb)	336
423	Series 2003-OP1, Class M1, 2.29%, 12/25/2033 (z) (bb)	419
134	Series 2004-HE4, Class M2, 2.21%, 12/25/2034 (z) (bb)	131
550	Series 2004-OP1, Class M3, 3.11%, 04/25/2034 (z)	511
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
556	Series 2003-10, Class M1, 2.29%, 12/25/2033 (z) (bb)	548
246	Series 2003-10, Class M2, 3.79%, 12/25/2033 (z) (bb)	241
16	Series 2003-11, Class M3, 4.03%, 12/25/2033 (z) (bb)	15
382	Series 2004-FR1W, Class A6, 4.46%, 05/25/2034 (z) (bb)	388
336	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, 3.11%, 10/25/2034 (z) (bb)	332
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
835	Series 2003-W5, Class M2, 4.01%, 10/25/2033 (z) (bb)	803
1,489	Series 2003-W9, Class M2, 3.82%, 01/25/2034 (z) (bb)	1,459
198	Series 2004-W5, Class M1, 2.14%, 04/25/2034 (z) (bb)	198
	Asset-Backed Securities Corp. Home Equity Loan Trust,
623	Series 2004-HE2, Class M2, 3.11%, 04/25/2034 (z) (bb)	574
1,144	Series 2004-HE3, Class M2, 2.92%, 06/25/2034 (z) (bb)	1,113
	Bear Stearns Asset-Backed Securities I Trust,
479	Series 2004-FR2, Class M3, 3.04%, 06/25/2034 (z)	468
819	Series 2004-HE6, Class M2, 3.11%, 08/25/2034 (z) (bb)	816
	Bear Stearns Asset-Backed Securities Trust,
582	Series 2004-1, Class M1, 2.21%, 06/25/2034 (z) (bb)	580

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
238	Series 2004-2, Class M1, 2.44%, 08/25/2034 (z) (bb)	229
	Countrywide Asset-Backed Certificates,
7	Series 2002-3, Class M1, 2.36%, 03/25/2032 (z) (bb)	7
52	Series 2002-4, Class M1, 2.36%, 12/25/2032 (z) (bb)	51
17	Series 2003-BC4, Class M2, 2.59%, 06/25/2033 (z) (bb)	17
69	Series 2003-BC6, Class M2, 2.96%, 10/25/2033 (z) (bb)	68
92	Series 2004-2, Class M1, 1.99%, 05/25/2034 (z) (bb)	92
320	Series 2004-3, Class M1, 1.99%, 06/25/2034 (z) (bb)	311
1,000	Series 2005-12, Class M2, 1.73%, 02/25/2036 (z) (bb)	998
436	Series 2005-AB3, Class 1A1, 1.74%, 02/25/2036 (z) (bb)	429
790	Countrywide Partnership Trust, Series 2004-EC1, Class M2, 2.18%, 01/25/2035 (z) (bb)	788
	Credit-Based Asset Servicing & Securitization LLC,
1,392	Series 2004-CB4, Class A5, SUB, 6.78%, 05/25/2035	1,383
160	Series 2005-CB1, Class M2, 2.33%, 01/25/2035 (z) (bb)	161
	CWABS, Inc. Asset-Backed Certificates Trust,
453	Series 2003-BCI, Class A1, 2.04%, 03/25/2033 (z) (bb)	446
93	Series 2004-5, Class M3, 2.96%, 07/25/2034 (z) (bb)	92
343	Series 2004-6, Class M1, 2.14%, 10/25/2034 (z)	337
77	Series 2004-6, Class M2, 2.21%, 10/25/2034 (z) (bb)	76
280	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.87%, 10/25/2034 (bb)	279
528	First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A1, 1.54%, 11/25/2035 (z) (bb)	510
	Fremont Home Loan Trust,
27	Series 2003-B, Class M2, 3.67%, 12/25/2033 (z) (bb)	27
642	Series 2004-2, Class M2, 2.17%, 07/25/2034 (z)	646

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Asset-Backed Securities — continued
	United States — continued
129	Series 2004-B, Class M7, 4.24%, 05/25/2034 (z)	112
	GSAMP Trust,
626	Series 2004-OPT, Class M1, 2.11%, 11/25/2034 (z) (bb)	621
322	Series 2006-HE3, Class A2C, 1.40%, 05/25/2046 (z)	318
292	Home Equity Asset Trust, Series 2004-7, Class M1, 2.17%, 01/25/2035 (z)	293
	Home Equity Mortgage Loan Asset-Backed Trust,
264	Series 2004-B, Class M3, 2.44%, 11/25/2034 (z) (bb)	263
238	Series 2004-B, Class M8, 4.54%, 11/25/2034 (z) (bb)	217
	Long Beach Mortgage Loan Trust,
945	Series 2004-3, Class M2, 2.14%, 07/25/2034 (z) (bb)	943
543	Series 2004-3, Class M4, 2.85%, 07/25/2034 (z) (bb)	548
	Mastr Asset-Backed Securities Trust,
87	Series 2003-NC1, Class M5, 4.94%, 04/25/2033 (z) (bb)	78
635	Series 2005-NC1, Class M2, 1.99%, 12/25/2034 (z) (bb)	640
	Morgan Stanley ABS Capital I, Inc. Trust,
193	Series 2003-HE2, Class M2, 3.71%, 08/25/2033 (z) (bb)	188
627	Series 2004-HE6, Class M1, 2.06%, 08/25/2034 (z)	631
30	Series 2004-HE8, Class M3, 2.36%, 09/25/2034 (z) (bb)	30
377	Series 2004-NC5, Class M1, 2.14%, 05/25/2034 (z) (bb)	374
458	Series 2004-NC6, Class M2, 3.11%, 07/25/2034 (z) (bb)	435
342	Series 2004-NC7, Class M2, 2.17%, 07/25/2034 (z) (bb)	345
51	Series 2005-HE1, Class M3, 2.02%, 12/25/2034 (z) (bb)	47
345	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, 2.22%, 02/25/2033 (z) (bb)	337
506	New Century Home Equity Loan Trust, Series 2004-2, Class M3, 2.24%, 08/25/2034 (z) (bb)	505

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
510	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, 4.61%, 09/25/2033 (z) (bb)	504
1,498	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class M1, 2.26%, 07/25/2033 (z) (bb)	1,386
	Option One Mortgage Loan Trust,
704	Series 2004-1, Class M1, 2.14%, 01/25/2034 (z) (bb)	699
681	Series 2004-1, Class M2, 2.89%, 01/25/2034 (z) (bb)	662
33	Series 2004-3, Class M2, 2.09%, 11/25/2034 (z) (bb)	32
500	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M4, 2.48%, 01/25/2036 (z) (bb)	510
	Pretium Mortgage Credit Partners I LLC,
799	Series 2016-NPL6, Class A1, SUB, 3.50%, 10/27/2031 (e) (bb)	802
1,766	Series 2017-NPL1, Class A1, SUB, 3.50%, 04/29/2032 (e) (bb)	1,775
916	Series 2017-NPL2, Class A1, SUB, 3.25%, 03/28/2057 (e) (bb)	919
1,000	Series 2017-NPL2, Class A2, SUB, 5.50%, 03/28/2057 (e) (bb)	993
	Renaissance Home Equity Loan Trust,
358	Series 2003-2, Class M1, 2.48%, 08/25/2033 (z) (bb)	358
759	Series 2004-1, Class M4, 3.94%, 05/25/2034 (z) (bb)	634
97	Series 2005-1, Class AF6, SUB, 4.97%, 05/25/2035 (bb)	99
402	Saxon Asset Securities Trust, Series 2003-3, Class M1, 2.21%, 12/25/2033 (z) (bb)	387
885	Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M2, 2.96%, 02/25/2034 (z) (bb)	879
550	Soundview Home Loan Trust, Series 2005-OPT1, Class M2, 1.91%, 06/25/2035 (z) (bb)	546
747	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, 2.14%, 11/25/2034 (z) (bb)	717
	Structured Asset Investment Loan Trust,
225	Series 2003-BC11, Class M1, 2.21%, 10/25/2033 (z) (bb)	224
389	Series 2004-6, Class A3, 2.04%, 07/25/2034 (z) (bb)	393

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Asset-Backed Securities — continued
	United States — continued
404	Series 2004-7, Class M2, 2.36%, 08/25/2034 (z) (bb)	383
644	Series 2004-8, Class M9, 4.99%, 09/25/2034 (z)	642
38	Series 2004-BNC1, Class A5, 2.48%, 09/25/2034 (z) (bb)	39
438	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, 1.41%, 12/25/2036 (z) (bb)	422
779	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.50%, 02/25/2047 (e) (bb)	784
891	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.37%, 04/25/2047 (e) (bb)	898
	Wells Fargo Home Equity Asset-Backed Securities Trust,
372	Series 2004-2, Class M6, 4.06%, 10/25/2034 (z)	369
97	Series 2004-2, Class M8A, 5.74%, 10/25/2034 (e) (z) (bb)	97

	Total Asset-Backed Securities (Cost $38,188)	39,888

Collateralized Mortgage Obligations — 5.9%
	United States — 5.9%
	Alternative Loan Trust
550	Series 2004-27CB, Class A1, 6.00%, 12/25/2034	554
137	Series 2004-28CB, Class 6A1, 6.00%, 01/25/2035	137
104	Series 2005-11CB, Class 2A1, 5.50%, 06/25/2035	102
25	Series 2005-19CB, Class A2, IF, 14.22%, 06/25/2035 (z)	30
1,270	Series 2005-28CB, Class 2A6, 5.00%, 08/25/2035	1,124
925	Series 2006-14CB, Class A1, 6.00%, 06/25/2036	817
80	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.50%, 10/25/2035	76
	Bear Stearns ALT-A Trust
94	Series 2005-4, Class 23A1, 3.52%, 05/25/2035 (z)	95
724	Series 2005-4, Class 23A2, 3.52%, 05/25/2035 (z)	734
213	Series 2005-7, Class 12A3, 1.92%, 08/25/2035 (z)	210
	Bear Stearns ARM Trust
656	Series 2005-5, Class A2, 2.82%, 08/25/2035 (z)	654

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
326	Series 2005-9, Class A1, 3.52%, 10/25/2035 (z)	328
604	Series 2006-1, Class A1, 2.91%, 02/25/2036 (z)	605
725	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class M1, 2.06%, 06/25/2034 (z) (bb)	657
	Chase Mortgage Finance Trust
324	Series 2006-S4, Class A5, 6.00%, 12/25/2036	277
134	Series 2007-A1, Class 1A1, 3.62%, 02/25/2037 (z)	135
192	Series 2007-A1, Class 8A1, 3.65%, 02/25/2037 (z)	196
	CHL Mortgage Pass-Through Trust
111	Series 2004-9, Class A7, 5.25%, 06/25/2034	114
562	Series 2004-25, Class 2A1, 1.92%, 02/25/2035 (z)	544
824	Series 2005-26, Class 1A11, 5.50%, 11/25/2035	749
686	Series 2005-31, Class 2A1, 3.16%, 01/25/2036 (z)	653
248	Series 2006-21, Class A14, 6.00%, 02/25/2037	223
273	Series 2007-10, Class A4, 5.50%, 07/25/2037	231
	Citigroup Mortgage Loan Trust, Inc.
519	Series 2005-3, Class 2A2A, 3.47%, 08/25/2035 (z)	519
634	Series 2005-4, Class A, 3.55%, 08/25/2035 (z)	628
163	Series 2005-11, Class A2A, 3.63%, 10/25/2035 (z)	165
9	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-25, Class 2A1, 4.50%, 10/25/2018	9
513	CSFB Mortgage-Backed Pass-Through, Series 2004-8, Class 5A1, 6.00%, 12/25/2034	544
	FHLMC REMIC
6,150	1.50%, 05/15/2042	5,932
5,739	1.77%, 01/15/2041	5,774
1,381	3.00%, 01/15/2040	1,408
561	3.00%, 05/15/2040	570
5,783	3.00%, 08/15/2040	5,901
5,285	3.00%, 12/15/2040	5,394
9,346	3.00%, 03/15/2041	9,538

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
1,285	3.00%, 07/15/2041	1,306
822	4.00%, 03/15/2027	871
915	4.00%, 05/15/2028	977
1,412	Series 4446, 3.50%, 12/15/2050	1,461
1,711	Series 4494, 3.75%, 10/15/2042	1,780
1,317	FHLMC STRIPS, 1.49%, 11/15/2036 (w)	1,314
	FNMA REMIC
5,761	1.69%, 03/25/2046	5,799
3,217	1.71%, 12/25/2040	3,237
4,550	2.00%, 04/25/2041	4,485
7,473	2.50%, 03/25/2041	7,484
10,445	3.00%, 05/25/2041	10,614
10,655	3.00%, 02/25/2043	10,858
1,626	3.00%, 05/25/2044	1,651
475	3.00%, 07/25/2045	482
13,621	Series 2017-49, Class JA, 4.00%, 07/25/2053	14,317
	GNMA
2,743	1.54%, 06/20/2043	2,748
2,531	1.84%, 04/20/2038	2,561
446	GSR Mortgage Loan Trust, Series 2004-11, Class 2A2, 3.72%, 09/25/2034 (z)	449
	Impac CMB Trust
105	Series 2004-6, Class 1A2, 2.02%, 10/25/2034 (z)	103
664	Series 2005-2, Class 2A2, 2.04%, 04/25/2035 (z)	642
384	Series 2005-4, Class 2A2, 2.00%, 05/25/2035 (z)	365
406	Series 2005-4, Class 2B1, 3.71%, 05/25/2035 (z) (bb)	389
271	Series 2005-4, Class 2M2, 2.36%, 05/25/2035 (z)	250
284	JP Morgan Mortgage Trust, Series 2005-A8, Class 2A3, 3.43%, 11/25/2035 (z)	275
341	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 3.46%, 04/21/2034 (z)	349
153	MASTR Alternative Loan Trust, Series 2004-6, Class 8A1, 5.50%, 07/25/2034	157
71	Merrill Lynch Mortgage Investors Trust, Series 2005-1, Class 2A1, 3.15%, 04/25/2035 (z)	70
	Merrill Lynch Mortgage Investors Trust MLMI
121	Series 2003-A4, Class 3A, 3.88%, 05/25/2033 (z)	120
70	Series 2005-A2, Class A3, 2.97%, 02/25/2035 (z)	69

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
		Morgan Stanley Mortgage Loan Trust
149		Series 2004-5AR, Class 4A, 3.52%, 07/25/2034 (z)	147
407		Series 2004-7AR, Class 2A6, 3.40%, 09/25/2034 (z)	417
305		Series 2004-11AR, Class 1A2A, 1.55%, 01/25/2035 (z)	296
477		MortgageIT Trust, Series 2005-1, Class 1B1, 2.74%, 02/25/2035 (z) (bb)	443
		Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
578		Series 2005-4, Class 1A2, 1.63%, 11/25/2035 (z)	568
907		Series 2005-5, Class 1APT, 1.52%, 12/25/2035 (z)	881
		Opteum Mortgage Acceptance Corp. Trust
738		Series 2006-1, Class 1AC1, 1.54%, 04/25/2036 (z)	708
1,034		Series 2006-1, Class 1APT, 1.45%, 04/25/2036 (z)	980
—	(h)	Prudential Home Mortgage Securities Co., Inc. (The), Series 1988-1, Class A, 0.00%, 04/25/2018 (z)	—	(h)
		RALI Trust
895		Series 2006-QS3, Class 1A10, 6.00%, 03/25/2036	839
85		Series 2006-QS18, Class 3A1, 5.75%, 12/25/2021	82
49		Residential Asset Securitization Trust, Series 2004-A8, Class A1, 5.25%, 11/25/2034	49
		RFMSI Trust
8		Series 2003-S15, Class A1, 4.50%, 08/25/2018	8
12		Series 2003-S16, Class A2, 4.50%, 09/25/2018	12
847		Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	815
91		Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4A3, 3.45%, 08/25/2035 (z)	91
		WaMu Mortgage Pass-Through Certificates Trust
8		Series 2003-S8, Class A2, 5.00%, 09/25/2018	8
45		Series 2004-CB2, Class 5A, 5.00%, 07/25/2019	45
892		Series 2005-AR3, Class A1, 3.07%, 03/25/2035 (z)	877
615		Series 2005-AR5, Class A6, 3.01%, 05/25/2035 (z)	619

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
	United States — continued
466	Series 2005-AR7, Class A3, 3.22%, 08/25/2035 (z)	468
314	Series 2005-AR10, Class 1A3, 3.28%, 09/25/2035 (z)	313
410	Series 2005-AR14, Class 1A4, 3.06%, 12/25/2035 (z)	400
9	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2003-MS3, Class 2A2, 4.50%, 03/25/2018	9
	Wells Fargo Mortgage-Backed Securities Trust
206	Series 2003-H, Class A1, 3.59%, 09/25/2033 (z)	210
243	Series 2003-K, Class 1A1, 3.57%, 11/25/2033 (z)	246
264	Series 2003-M, Class A1, 3.46%, 12/25/2033 (z)	267
160	Series 2004-H, Class A1, 3.35%, 06/25/2034 (z)	162
77	Series 2004-K, Class 1A2, 3.48%, 07/25/2034 (z)	77
192	Series 2004-N, Class A7, 3.48%, 08/25/2034 (z)	193
241	Series 2004-Z, Class 2A2, 3.08%, 12/25/2034 (z)	246
744	Series 2004-CC, Class A1, 3.15%, 01/25/2035 (z)	758
355	Series 2004-DD, Class 1A1, 3.12%, 01/25/2035 (z)	368
125	Series 2004-EE, Class 2A2, 3.40%, 12/25/2034 (z)	128
1,072	Series 2005-AR1, Class 1A1, 3.12%, 02/25/2035 (z)	1,091
323	Series 2005-AR2, Class 2A2, 3.22%, 03/25/2035 (z)	327
121	Series 2005-AR2, Class 3A1, 3.17%, 03/25/2035 (z)	123
444	Series 2005-AR3, Class 1A1, 3.44%, 03/25/2035 (z)	455
525	Series 2005-AR10, Class 2A1, 3.37%, 06/25/2035 (z)	538
576	Series 2005-AR14, Class A1, 3.47%, 08/25/2035 (z)	583
261	Series 2005-AR16, Class 6A3, 3.45%, 10/25/2035 (z)	262
57	Series 2006-AR2, Class 2A3, 3.26%, 03/25/2036 (z)	57
209	Series 2006-AR3, Class A3, 3.25%, 03/25/2036 (z)	207

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
562	Series 2006-AR6, Class 7A1, 3.50%, 03/25/2036 (z)	569

	Total Collateralized Mortgage Obligations (Cost $135,830)	136,752

Commercial Mortgage-Backed Securities — 0.2%
	United States — 0.2%
	JP Morgan Chase Commercial Mortgage Securities Trust,
569	Series 2007-LD11, Class AM, 5.99%, 06/15/2049 (z)	582
307	Series 2007-LDPX, Class AM, 5.46%, 01/15/2049 (z)	308
373	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, 5.90%, 07/15/2044 (z)	373
1,540	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AJ, 5.45%, 09/15/2039 (z)	1,230
	Morgan Stanley Capital I Trust,
895	Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (z)	895
419	Series 2007-HQ11, Class AJ, 5.51%, 02/12/2044 (z)	409
1,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class C, 5.97%, 04/15/2047 (z) (bb)	1,024

	Total Commercial Mortgage-Backed Securities (Cost $5,024)	4,821

SHARES
Common Stocks — 56.8%
	Australia — 1.2%
40	AMP Ltd.	153
256	Australia & New Zealand Banking Group Ltd.	5,880
207	BHP Billiton Ltd.	4,266
45	Commonwealth Bank of Australia	2,663
16	CSL Ltd.	1,658
285	Dexus	2,137
523	Goodman Group	3,352
43	Macquarie Group Ltd.	3,237
43	Oil Search Ltd.	243
75	Wesfarmers Ltd.	2,397
37	Westpac Banking Corp.	940

		26,926

	Austria — 0.2%
19	ams AG (a)	1,746
86	Erste Group Bank AG (a)	3,709

		5,455

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Belgium — 0.4%
58	Anheuser-Busch InBev SA/NV	7,072
19	KBC Group NV	1,557

		8,629

	Brazil — 0.5%
297	Ambev SA, ADR	1,878
143	CCR SA	794
187	Cielo SA	1,279
193	Itau Unibanco Holding SA (Preference)	2,493
160	Lojas Renner SA (a)	1,683
76	Ultrapar Participacoes SA	1,817
3	Vale SA, ADR (a)	29
15	Vale SA, ADR (a)	146
149	WEG SA	974

		11,093

	Canada — 0.5%
85	Brookfield Asset Management, Inc., Class A	3,572
2	Fairfax Financial Holdings Ltd.	975
24	Gildan Activewear, Inc.	739
98	Waste Connections, Inc.	6,959

		12,245

	Chile — 0.1%
45	Banco Santander Chile, ADR	1,409

	China — 1.0%
30	Alibaba Group Holding Ltd., ADR (a)	5,454
9	Baidu, Inc., ADR (a)	2,137
569	CNOOC Ltd.	777
58	JD.com, Inc., ADR (a)	2,158
452	Ping An Insurance Group Co. of China Ltd., Class H	3,972
197	Tencent Holdings Ltd.	8,845
212	Tsingtao Brewery Co. Ltd., Class H	888

		24,231

	Denmark — 0.6%
23	Chr Hansen Holding A/S	2,001
32	Danske Bank A/S	1,222
164	Novo Nordisk A/S, Class B	8,150
14	Pandora A/S	1,333

		12,706

	Finland — 0.5%
33	Cargotec OYJ, Class B	1,963
608	Nokia OYJ	2,990
254	Outokumpu OYJ	2,403

SHARES	SECURITY DESCRIPTION	VALUE

	Finland — continued
59	UPM-Kymmene OYJ	1,759
48	Wartsila OYJ Abp	3,115

		12,230

	France — 4.1%
58	Air Liquide SA	7,351
67	Airbus SE	6,836
12	Atos SE	1,826
299	AXA SA	9,025
115	BNP Paribas SA	8,985
43	Capgemini SE	5,260
80	Credit Agricole SA	1,404
199	Engie SA	3,365
30	Faurecia	2,182
6	Kering	2,722
30	Pernod Ricard SA	4,566
46	Renault SA	4,566
106	Sanofi	10,025
71	Schneider Electric SE (a)	6,210
29	Societe Generale SA	1,623
22	Sodexo SA	2,799
134	TOTAL SA	7,474
33	Vinci SA	3,273
210	Vivendi SA	5,214

		94,706

	Germany — 3.6%
28	adidas AG	6,190
20	Allianz SE (Registered)	4,744
18	BASF SE	1,938
53	Bayer AG (Registered)	6,902
67	Brenntag AG	3,777
29	Covestro AG, Reg. S (e)	2,760
80	Daimler AG (Registered)	6,689
13	Delivery Hero AG, Reg. S (a) (e)	539
33	Deutsche Boerse AG	3,396
33	Deutsche Lufthansa AG (Registered)	1,066
105	Deutsche Post AG (Registered)	4,814
196	Deutsche Telekom AG (Registered)	3,554
99	Evotec AG (a)	2,106
9	Fraport AG Frankfurt Airport Services Worldwide	884
8	Hannover Rueck SE	1,035
10	HeidelbergCement AG	1,018
33	Henkel AG & Co. KGaA (Preference)	4,612
6	HOCHTIEF AG	972

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Germany — continued
140	Infineon Technologies AG	3,866
12	Linde AG (a)	2,600
75	RWE AG (a)	1,885
69	SAP SE	7,933
39	Siemens AG (Registered)	5,668
16	Siltronic AG (a)	2,452
59	Uniper SE	1,670

		83,070

	Hong Kong — 0.9%
1,177	AIA Group Ltd.	8,866
178	CK Asset Holdings Ltd.	1,464
323	CK Hutchison Holdings Ltd.	4,101
9	Hang Seng Bank Ltd.	213
64	I-CABLE Communications Ltd. (a)	2
37	Jardine Matheson Holdings Ltd.	2,358
337	Sands China Ltd.	1,591
232	Wharf Holdings Ltd. (The)	2,113

		20,708

	India — 0.7%
27	Dr Reddy’s Laboratories Ltd., ADR	966
96	HDFC Bank Ltd., ADR	8,898
259	Infosys Ltd., ADR	3,852
82	Mahindra & Mahindra Ltd., Reg. S, GDR	1,709
21	Mahindra & Mahindra Ltd., Reg. S, GDR	433

		15,858

	Indonesia — 0.2%
2,272	Astra International Tbk. PT	1,340
891	Bank Central Asia Tbk. PT	1,373
1,245	Bank Rakyat Indonesia Persero Tbk. PT	1,433
194	Unilever Indonesia Tbk. PT	709

		4,855

	Ireland — 0.1%
26	Ryanair Holdings plc, ADR (a)	2,955

	Israel — 0.0% (g)
71	Teva Pharmaceutical Industries Ltd., ADR	986

	Italy — 0.9%
184	Assicurazioni Generali SpA	3,346
85	Atlantia SpA	2,779
856	Enel SpA	5,310
9	Ferrari NV	1,128
555	Intesa Sanpaolo SpA	1,866
59	Moncler SpA	1,662

SHARES	SECURITY DESCRIPTION	VALUE

	Italy — continued
2,206	Telecom Italia SpA (a)	1,909
174	UniCredit SpA (a)	3,328

		21,328

	Japan — 5.2%
93	Bridgestone Corp.	4,428
18	Central Japan Railway Co.	3,215
35	Daikin Industries Ltd.	3,901
126	DMG Mori Co. Ltd.	2,541
43	East Japan Railway Co.	4,199
20	Electric Power Development Co. Ltd.	502
392	Fujitsu Ltd.	3,055
407	Hitachi Ltd.	3,241
121	Honda Motor Co. Ltd.	3,779
77	Japan Airlines Co. Ltd.	2,639
108	Japan Tobacco, Inc.	3,572
514	JXTG Holdings, Inc.	2,654
58	KDDI Corp.	1,548
3	Keyence Corp.	1,499
102	Kyowa Hakko Kirin Co. Ltd.	1,883
72	Kyushu Electric Power Co., Inc.	822
69	Mabuchi Motor Co. Ltd.	3,642
191	Marui Group Co. Ltd.	2,925
100	Mazda Motor Corp.	1,445
95	Medipal Holdings Corp.	1,757
150	Mitsubishi Corp.	3,517
928	Mitsubishi UFJ Financial Group, Inc.	6,297
131	Mitsui Fudosan Co. Ltd.	3,053
57	MS&AD Insurance Group Holdings, Inc.	1,926
140	NGK Spark Plug Co. Ltd.	3,186
28	Nidec Corp.	3,670
104	Nippon Telegraph & Telephone Corp.	5,014
35	Otsuka Corp.	2,400
66	Otsuka Holdings Co. Ltd.	2,736
304	Panasonic Corp.	4,584
138	Renesas Electronics Corp. (a)	1,780
141	Sekisui House Ltd.	2,637
105	Seven & i Holdings Co. Ltd.	4,244
41	Sony Corp.	1,699
112	Sumitomo Mitsui Financial Group, Inc.	4,495
39	Suntory Beverage & Food Ltd.	1,771
49	Tokyo Gas Co. Ltd.	1,212
284	Toray Industries, Inc.	2,871
134	Toyota Motor Corp.	8,299

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Japan — continued
131	Yamato Holdings Co. Ltd.	2,680

		121,318

	Luxembourg — 0.2%
127	ArcelorMittal (a)	3,628

	Malaysia — 0.0% (g)
152	Public Bank Bhd.	735

	Mexico — 0.1%
154	Grupo Financiero Banorte SAB de CV, Class O	914
504	Wal-Mart de Mexico SAB de CV	1,128

		2,042

	Netherlands — 1.8%
69	ABN AMRO Group NV, Reg. S, CVA (e)	2,139
29	AMG Advanced Metallurgical Group NV	1,404
35	ASML Holding NV	6,340
25	BE Semiconductor Industries NV	1,941
32	Heineken NV	3,101
493	ING Groep NV	9,117
82	Koninklijke Philips NV	3,329
35	NN Group NV	1,485
167	Royal Dutch Shell plc, Class A	5,247
237	Royal Dutch Shell plc, Class B	7,629

		41,732

	Norway — 0.1%
265	Norsk Hydro ASA	2,050

	Peru — 0.1%
8	Credicorp Ltd.	1,613

	Russia — 0.2%
44	Magnit PJSC, Reg. S, GDR	1,251
414	Sberbank of Russia PJSC	1,372
104	Sberbank of Russia PJSC, ADR	1,485

		4,108

	Singapore — 0.2%
325	DBS Group Holdings Ltd.	5,432

	South Africa — 0.4%
24	Aspen Pharmacare Holdings Ltd.	535
53	Bid Corp. Ltd.	1,166
88	Bidvest Group Ltd. (The)	1,067
13	Capitec Bank Holdings Ltd.	837
414	FirstRand Ltd.	1,501
34	Mr Price Group Ltd.	425
54	MTN Group Ltd.	473

SHARES	SECURITY DESCRIPTION	VALUE

	South Africa — continued
58	Remgro Ltd.	875
103	RMB Holdings Ltd.	457
176	Sanlam Ltd.	879
70	Shoprite Holdings Ltd.	1,005
30	Tiger Brands Ltd.	831

		10,051

	South Korea — 0.3%
13	Hyundai Motor Co.	1,929
2	Samsung Electronics Co. Ltd.	5,628

		7,557

	Spain — 0.7%
6	Aena SME SA, Reg. S (e)	1,172
807	Banco Santander SA	5,470
638	Bankia SA	3,045
506	Iberdrola SA	4,085
80	Repsol SA	1,504
186	Telefonica SA	1,953

		17,229

	Sweden — 0.4%
60	Electrolux AB, Series B	2,114
285	Svenska Handelsbanken AB, Class A	4,091
105	Volvo AB, Class B	2,076

		8,281

	Switzerland — 3.1%
44	Cie Financiere Richemont SA (Registered)	4,064
159	Credit Suisse Group AG (Registered) (a)	2,509
68	Ferguson plc	4,780
2	Georg Fischer AG (Registered)	2,054
68	LafargeHolcim Ltd. (Registered) (a)	3,821
8	LafargeHolcim Ltd. (Registered) (a)	455
65	Logitech International SA (Registered)	2,323
5	Lonza Group AG (Registered) (a)	1,318
146	Nestle SA (Registered)	12,243
117	Novartis AG (Registered)	9,614
4	Partners Group Holding AG	2,887
35	Roche Holding AG	8,130
149	STMicroelectronics NV	3,507
4	Swiss Life Holding AG (Registered) (a)	1,562
36	Swiss Re AG	3,383
253	UBS Group AG (Registered) (a)	4,312
12	VAT Group AG, Reg. S (a) (e)	1,522
14	Zurich Insurance Group AG	4,160

		72,644

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Taiwan — 0.5%
264	Delta Electronics, Inc.	1,269
6	Largan Precision Co. Ltd.	1,137
211	President Chain Store Corp.	1,897
177	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,507

		11,810

	Thailand — 0.1%
87	Siam Cement PCL (The) (Registered)	1,274
239	Siam Commercial Bank PCL (The)	1,052

		2,326

	Turkey — 0.0% (g)
121	KOC Holding A/S	540

	United Kingdom — 4.0%
232	3i Group plc	2,956
38	Associated British Foods plc	1,688
66	AstraZeneca plc	4,494
453	Aviva plc	3,042
225	Barratt Developments plc	1,954
678	BP plc	4,596
135	British American Tobacco plc	8,698
145	Burberry Group plc	3,668
1,227	Centrica plc	2,766
283	Dixons Carphone plc	652
245	GlaxoSmithKline plc	4,402
889	HSBC Holdings plc	8,683
71	InterContinental Hotels Group plc	3,918
158	International Consolidated Airlines Group SA	1,335
1,101	ITV plc	2,406
2,915	Lloyds Banking Group plc	2,642
16	Micro Focus International plc, ADR (a)	565
228	Prudential plc	5,602
8	Reckitt Benckiser Group plc	721
101	Rio Tinto Ltd.	5,371
18	Rio Tinto plc	868
437	Standard Chartered plc (a)	4,357
626	Taylor Wimpey plc	1,659
59	TechnipFMC plc (a)	1,599
90	Unilever NV, CVA	5,252
2,192	Vodafone Group plc	6,271
18	Whitbread plc	879
140	WPP plc	2,470

		93,514

SHARES		SECURITY DESCRIPTION	VALUE

		United States — 23.9%
59		Acadia Healthcare Co., Inc. (a)	1,865
19		Adobe Systems, Inc. (a)	3,320
15		AdvanSix, Inc. (a)	703
10		Aetna, Inc. (j)	1,633
1		Alleghany Corp. (a)	676
10		Allergan plc	1,734
70		Ally Financial, Inc.	1,833
7		Alphabet, Inc., Class A (a)	7,624
15		Alphabet, Inc., Class C (a)	15,531
29		Altice USA, Inc., Class A (a)	694
10		Amazon.com, Inc. (j) (a)	11,174
33		American Electric Power Co., Inc.	2,465
54		American Express Co. (j)	5,166
66		American Homes 4 Rent, Class A	1,407
57		American International Group, Inc.	3,678
30		Amphenol Corp., Class A	2,568
28		Apache Corp.	1,156
81		Apple, Inc.	13,644
46		Applied Materials, Inc.	2,573
11		Arista Networks, Inc. (a)	2,236
19		Arrow Electronics, Inc. (a)	1,587
18		Athene Holding Ltd., Class A (a)	943
4		AutoZone, Inc. (a)	2,359
67		Ball Corp.	2,880
274		Bank of America Corp.	7,494
—	(h)	Berkshire Hathaway, Inc., Class A (a)	5,048
35		Berry Global Group, Inc. (a)	2,098
21		Best Buy Co., Inc.	1,193
4		BlackRock, Inc.	1,965
35		Brinker International, Inc.	1,060
85		Brixmor Property Group, Inc.	1,492
12		Broadcom Ltd.	3,229
61		Capital One Financial Corp. (j)	5,648
21		Carlisle Cos., Inc.	2,313
21		Carnival plc	1,377
11		Caterpillar, Inc.	1,518
31		Cavium, Inc. (a)	2,171
95		CBRE Group, Inc., Class A (a)	3,718
41		CBS Corp. (Non-Voting), Class B	2,274
153		Charles Schwab Corp. (The)	6,867
6		Charter Communications, Inc., Class A (a)	1,912
15		Chubb Ltd.	2,232
6		Cigna Corp. (j)	1,132
73		Cisco Systems, Inc.	2,487

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
46	Citigroup, Inc.	3,374
71	Citizens Financial Group, Inc.	2,712
63	Clear Channel Outdoor Holdings, Inc., Class A	239
38	CNO Financial Group, Inc.	919
123	Coca-Cola Co. (The)	5,636
25	Columbia Sportswear Co.	1,530
26	Comerica, Inc.	2,004
42	CommScope Holding Co., Inc. (a)	1,342
16	Concho Resources, Inc. (a)	2,170
39	ConocoPhillips	2,014
15	Constellation Brands, Inc., Class A	3,209
49	Copart, Inc. (a)	1,762
71	Corning, Inc.	2,229
68	Coty, Inc., Class A	1,051
20	Cummins, Inc.	3,468
23	CVS Health Corp.	1,543
120	Delta Air Lines, Inc.	5,983
74	DISH Network Corp., Class A (a)	3,603
21	Dover Corp.	1,969
19	Dr Pepper Snapple Group, Inc.	1,589
14	Duke Energy Corp.	1,231
31	Eagle Materials, Inc.	3,271
42	East West Bancorp, Inc.	2,542
15	EastGroup Properties, Inc.	1,317
65	Eaton Corp. plc	5,238
13	Ecolab, Inc.	1,668
21	Edison International	1,709
40	Electronic Arts, Inc. (a)	4,732
10	Energizer Holdings, Inc.	426
51	Entercom Communications Corp., Class A (j)	559
16	EOG Resources, Inc.	1,555
26	EQT Corp.	1,637
16	Estee Lauder Cos., Inc. (The), Class A	1,831
21	Eversource Energy	1,336
70	Evolent Health, Inc., Class A (a)	1,140
28	Exact Sciences Corp. (a)	1,523
12	Expedia, Inc.	1,472
55	Exxon Mobil Corp. (j)	4,551
56	Facebook, Inc., Class A (a)	10,127
16	Fidelity National Information Services, Inc.	1,521
57	Fifth Third Bancorp	1,657
23	First Republic Bank	2,259
14	Fiserv, Inc. (a)	1,753
36	Fortune Brands Home & Security, Inc.	2,387

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
38	Gap, Inc. (The)	984
14	Genuine Parts Co.	1,211
34	Global Payments, Inc.	3,483
50	GoDaddy, Inc., Class A (a)	2,336
2	Goodman Private (a) (bb)	—
77	Graphic Packaging Holding Co.	1,197
19	Guidewire Software, Inc. (a)	1,489
45	Hartford Financial Services Group, Inc. (The)	2,452
22	HCA Healthcare, Inc. (a)	1,628
94	Hewlett Packard Enterprise Co.	1,306
36	Hilton Grand Vacations, Inc. (a)	1,494
62	Hilton Worldwide Holdings, Inc.	4,450
24	Home Depot, Inc. (The)	3,898
20	Honeywell International, Inc.	2,840
10	Humana, Inc.	2,611
10	Illinois Tool Works, Inc. (j)	1,609
11	Illumina, Inc. (a)	2,240
122	Intel Corp.	5,561
12	Intercept Pharmaceuticals, Inc. (a)	753
5	Intuitive Surgical, Inc. (a)	1,995
38	Invesco Ltd.	1,378
14	Jazz Pharmaceuticals plc (a)	1,955
12	John Bean Technologies Corp.	1,297
30	Johnson & Johnson	4,191
35	KapStone Paper and Packaging Corp.	796
73	Kimco Realty Corp.	1,321
99	Kinder Morgan, Inc.	1,792
8	KLA-Tencor Corp.	848
73	Kohl’s Corp.	3,042
64	Kroger Co. (The)	1,316
70	La Quinta Holdings, Inc. (a)	1,237
10	Lam Research Corp.	2,045
7	Lazard Ltd., Class A	330
16	Lennox International, Inc.	3,080
67	LKQ Corp. (a)	2,508
87	Loews Corp. (j)	4,292
22	M&T Bank Corp.	3,732
38	Marathon Petroleum Corp.	2,275
8	Marsh & McLennan Cos., Inc.	647
9	Martin Marietta Materials, Inc.	1,950
43	Mastercard, Inc., Class A	6,412
54	Merck & Co., Inc.	2,973
121	Microsoft Corp.	10,059
15	Mid-America Apartment Communities, Inc.	1,513

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
9	Middleby Corp. (The) (a)	1,101
22	Mohawk Industries, Inc. (a)	5,723
22	Molson Coors Brewing Co., Class B	1,766
27	Monster Beverage Corp. (a)	1,559
36	Morgan Stanley	1,818
18	Murphy USA, Inc. (a)	1,353
20	Nasdaq, Inc.	1,483
14	Netflix, Inc. (a)	2,722
41	Newell Brands, Inc.	1,656
24	Nexstar Media Group, Inc., Class A	1,545
38	NextEra Energy, Inc.	5,891
1	NII Holdings, Inc. (a)	—	(h)
25	Nordstrom, Inc.	995
20	Norfolk Southern Corp.	2,575
12	Northern Trust Corp.	1,166
2	Northrop Grumman Corp.	520
31	Norwegian Cruise Line Holdings Ltd. (a)	1,718
20	NVIDIA Corp. (j)	4,195
24	Occidental Petroleum Corp.	1,580
22	Old Dominion Freight Line, Inc.	2,652
25	Oshkosh Corp.	2,296
58	Outfront Media, Inc.	1,355
9	Palo Alto Networks, Inc. (a)	1,384
18	Park Hotels & Resorts, Inc.	513
8	Parker-Hannifin Corp.	1,549
62	PayPal Holdings, Inc. (a)	4,498
43	PBF Energy, Inc., Class A	1,250
1	Penn Virginia Corp. (a)	41
7	PepsiCo, Inc.	772
162	Pfizer, Inc.	5,693
10	Philip Morris International, Inc.	1,065
24	Phillips 66	2,189
28	PNC Financial Services Group, Inc. (The)	3,891
23	Post Holdings, Inc. (a)	1,899
2	Priceline Group, Inc. (The) (j) (a)	3,711
27	Procter & Gamble Co. (The)	2,333
10	Prudential Financial, Inc.	1,146
8	Public Storage	1,569
18	QUALCOMM, Inc.	905
12	Ralph Lauren Corp.	1,030
58	Rayonier, Inc.	1,746
3	Raytheon Co.	605
10	Red Hat, Inc. (a)	1,245
28	Revance Therapeutics, Inc. (a)	731

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
23		S&P Global, Inc.	3,562
6		Sage Therapeutics, Inc. (a)	399
35		salesforce.com, Inc. (a)	3,535
6		Sempra Energy	712
17		ServiceNow, Inc. (a)	2,103
102		Shire plc	5,044
8		Sinclair Broadcast Group, Inc., Class A	250
55		Snap, Inc., Class A (a)	840
49		Southwest Airlines Co.	2,623
17		Spark Therapeutics, Inc. (a)	1,397
36		Splunk, Inc. (a)	2,405
42		Square, Inc., Class A (a)	1,564
22		Stanley Black & Decker, Inc.	3,564
—	(h)	Stone Energy Corp. (a)	12
48		SunTrust Banks, Inc.	2,909
37		T Rowe Price Group, Inc.	3,467
16		Take-Two Interactive Software, Inc. (a)	1,794
15		Target Corp.	903
26		Teladoc, Inc. (a)	847
5		Tesla, Inc. (a)	1,496
33		Texas Instruments, Inc.	3,161
158		TherapeuticsMD, Inc. (a)	744
13		Thermo Fisher Scientific, Inc.	2,550
13		Tiffany & Co.	1,213
13		Time Warner, Inc.	1,271
18		Travelers Cos., Inc. (The)	2,431
16		TreeHouse Foods, Inc. (a)	1,056
20		United Technologies Corp.	2,395
76		UnitedHealth Group, Inc.	16,009
29		Unum Group	1,490

48		US Bancorp	2,603
39		Vantiv, Inc., Class A (a)	2,702
23		Veeva Systems, Inc., Class A (a)	1,395
38		Verizon Communications, Inc.	1,804
16		Vertex Pharmaceuticals, Inc. (a)	2,397
63		Visa, Inc., Class A	6,948
17		Vistra Energy Corp.	333
18		VWR Corp. (a)	606
19		WABCO Holdings, Inc. (a)	2,789
18		Walgreens Boots Alliance, Inc.	1,203
54		Wal-Mart Stores, Inc.	4,705
20		Wayfair, Inc., Class A (a)	1,397
135		Wells Fargo & Co. (j)	7,577
38		WestRock Co.	2,303

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	United States — continued
28	Weyerhaeuser Co.	1,009
50	Xcel Energy, Inc.	2,463

		556,405

	Total Common Stocks (Cost $1,129,307)	1,322,405

PRINCIAL AMOUNT/UNIT
Convertible Bonds — 0.0% (g)
	United States — 0.0% (g)
	Liberty Interactive LLC,
100	3.75%, 02/15/2030	69
55	4.00%, 11/15/2029	39

	Total Convertible Bonds (Cost $96)	108

Corporate Bonds — 12.5%
	Argentina — 0.1%
	Pampa Energia SA,
100	Reg. S, 7.38%, 07/21/2023	109
150	Reg. S, 7.50%, 01/24/2027	164
	YPF SA,
90	6.95%, 07/21/2027 (e)	96
651	Reg. S, 8.50%, 03/23/2021	736
300	Reg. S, 8.75%, 04/04/2024	348

		1,453

	Australia — 0.0% (g)
	FMG Resources August 2006 Pty. Ltd.,
93	4.75%, 05/15/2022 (e)	95
110	5.13%, 05/15/2024 (e)	113

		208

	Azerbaijan — 0.0% (g)
200	State Oil Co. of the Azerbaijan Republic, Reg. S, 6.95%, 03/18/2030	220

	Bahrain — 0.0% (g)
300	Batelco International Finance No. 1 Ltd., Reg. S, 4.25%, 05/01/2020	299

	Belgium — 0.1%
900	Anheuser-Busch InBev Finance, Inc., 3.65%, 02/01/2026	929
EUR 115	Nyrstar Netherlands Holdings BV, Reg. S, 6.88%, 03/15/2024	143
EUR 450	Solvay Finance SA, Reg. S, (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (x) (y) (aa)	620

		1,692

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Brazil — 0.2%
200	Banco do Brasil SA, Reg. S, 5.88%, 01/26/2022	211
300	Caixa Economica Federal, Reg. S, 4.50%, 10/03/2018	305
	JBS USA LUX SA,
998	7.25%, 06/01/2021 (e)	1,018
600	8.25%, 02/01/2020 (e)	608
210	JSL Europe SA, 7.75%, 07/26/2024 (e)	223
200	Minerva Luxembourg SA, Reg. S, 6.50%, 09/20/2026	209
	Petrobras Global Finance BV,
613	6.00%, 01/27/2028 (e)	623
200	6.13%, 01/17/2022	216
630	6.85%, 06/05/2115	598
190	7.38%, 01/17/2027	211
615	8.38%, 05/23/2021	708
40	8.75%, 05/23/2026	48
200	Votorantim Cimentos SA, Reg. S, 7.25%, 04/05/2041	214

		5,192

	Canada — 0.5%
405	1011778 BC ULC, 4.25%, 05/15/2024 (e)	408
100	ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023 (e)	105
	Baytex Energy Corp.,
23	5.13%, 06/01/2021 (e)	22
49	5.63%, 06/01/2024 (e)	45
	Bombardier, Inc.,
134	6.00%, 10/15/2022 (e)	132
192	6.13%, 01/15/2023 (e)	191
1,012	8.75%, 12/01/2021 (e)	1,126
285	Brookfield Finance, Inc., 4.70%, 09/20/2047	291
	Cenovus Energy, Inc.,
92	4.25%, 04/15/2027 (e)	92
265	5.25%, 06/15/2037 (e)	271
618	5.40%, 06/15/2047 (e)	639
	Concordia International Corp.,
421	7.00%, 04/15/2023 (e)	45
359	9.00%, 04/01/2022 (e)	315
387	Cott Holdings, Inc., 5.50%, 04/01/2025 (e)	399
250	Emera US Finance LP, 4.75%, 06/15/2046	270
175	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2024 (e)	186
995	GW Honos Security Corp., 8.75%, 05/15/2025 (e)	1,060
120	Hudbay Minerals, Inc., 7.25%, 01/15/2023 (e)	129

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Canada — continued
579	Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (e)	558
	Mattamy Group Corp.,
250	6.50%, 10/01/2025 (e)	260
76	6.88%, 12/15/2023 (e)	80
253	MEG Energy Corp., 6.38%, 01/30/2023 (e)	232
	NOVA Chemicals Corp.,
192	4.88%, 06/01/2024 (e)	195
147	5.00%, 05/01/2025 (e)	149
96	5.25%, 06/01/2027 (e)	98
323	Open Text Corp., 5.63%, 01/15/2023 (e)	338
	Precision Drilling Corp.,
120	5.25%, 11/15/2024	112
65	6.50%, 12/15/2021	66
150	Quebecor Media, Inc., 5.75%, 01/15/2023	163
240	Seven Generations Energy Ltd., 5.38%, 09/30/2025 (e)	242
	Teck Resources Ltd.,
180	5.40%, 02/01/2043	184
260	6.00%, 08/15/2040	288
565	6.13%, 10/01/2035	640
875	TransCanada PipeLines Ltd., 4.63%, 03/01/2034	970
	Videotron Ltd.,
47	5.13%, 04/15/2027 (e)	49
320	5.38%, 06/15/2024 (e)	346

		10,696

	Chile — 0.0% (g)
300	Corp. Nacional del Cobre de Chile, Reg. S, 4.50%, 09/16/2025	323
200	Empresa Electrica Angamos SA, Reg. S, 4.88%, 05/25/2029	200
200	Geopark Ltd., 6.50%, 09/21/2024 (e)	205
200	VTR Finance BV, Reg. S, 6.88%, 01/15/2024	211

		939

	China — 0.1%
200	Bluestar Finance Holdings Ltd., Reg. S, 3.13%, 09/30/2019	201
200	Fortune Star BVI Ltd., Reg. S, 5.25%, 03/23/2022	200
260	GOME Electrical Appliances Holding Ltd., Reg. S, 5.00%, 03/10/2020	264
200	Guangxi Communications Investment Group Co. Ltd., Reg. S, 3.00%, 11/04/2019	198

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	China — continued
200	Huarong Finance II Co. Ltd., Reg. S, 2.75%, 06/03/2019	199
500	Logan Property Holdings Co. Ltd., Reg. S, 5.25%, 02/23/2023	490
200	Moon Wise Global Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 12.37%), 9.00%, 01/28/2019 (x) (y) (aa)	212
200	Rock International Investment, Inc., Reg. S, 6.63%, 03/27/2020	194
200	Sinopec Group Overseas Development 2015 Ltd., Reg. S, 4.10%, 04/28/2045	204
EUR 108	SMCP Group SAS, Reg. S, 5.88%, 05/01/2023	137
200	Three Gorges Finance I Cayman Islands Ltd., Reg. S, 3.70%, 06/10/2025	207
200	Times Property Holdings Ltd., Reg. S, 6.25%, 01/23/2020	206

		2,712

	Colombia — 0.0% (g)
150	Banco GNB Sudameris SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.56%), 6.50%, 04/03/2027 (e) (aa)	155
	Ecopetrol SA,
470	5.38%, 06/26/2026	502
200	5.88%, 09/18/2023	226

		883

	Congo, Democratic Republic of the — 0.0% (g)
240	HTA Group Ltd., Reg. S, 9.13%, 03/08/2022	257

	Costa Rica — 0.0% (g)
200	Banco Nacional de Costa Rica, Reg. S, 5.88%, 04/25/2021	208

	Ecuador — 0.0% (g)
200	Petroamazonas EP, Reg. S, 4.63%, 02/16/2020	193

	Finland — 0.0% (g)
	Nokia OYJ,
15	3.38%, 06/12/2022	15
15	4.38%, 06/12/2027	15
251	6.63%, 05/15/2039	286

		316

	France — 0.4%
EUR 300	Arkema SA, Reg. S, (EUR Swap Annual 5 Year + 4.35%), 4.75%, 10/29/2020 (x) (y) (aa)	383
EUR 100	Autodis SA, Reg. S, 4.38%, 05/01/2022	120

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	France — continued
EUR 500	Casino Guichard Perrachon SA, Reg. S, 4.50%, 03/07/2024	658
EUR 150	CMA CGM SA, Reg. S, 6.50%, 07/15/2022	188
EUR 250	Europcar Groupe SA, Reg. S, 5.75%, 06/15/2022	308
EUR 200	Fnac Darty SA, Reg. S, 3.25%, 09/30/2023	246
EUR 350	Horizon Holdings I SAS, Reg. S, 7.25%, 08/01/2023	434
EUR 350	La Financiere Atalian SAS, Reg. S, 4.00%, 05/15/2024	428
EUR 400	Loxam SAS, Reg. S, 3.50%, 05/03/2023	486
EUR 200	NEW Areva Holding SA, 4.88%, 09/23/2024	263
EUR 450	Novafives SAS, Reg. S, 4.50%, 06/30/2021	534
EUR 500	Peugeot SA, Reg. S, 2.38%, 04/14/2023	619
	Rexel SA,
EUR 100	Reg. S, 2.63%, 06/15/2024	120
EUR 200	Reg. S, 3.50%, 06/15/2023	245
	SFR Group SA,
400	6.00%, 05/15/2022 (e)	417
450	6.25%, 05/15/2024 (e)	472
334	7.38%, 05/01/2026 (e)	359
EUR 750	Reg. S, 5.63%, 05/15/2024	950
200	Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.30%, 09/13/2021 (e) (x) (y) (aa)	221
EUR 200	Vallourec SA, Reg. S, 2.25%, 09/30/2024	192
EUR 300	Verallia Packaging SASU, Reg. S, 5.13%, 08/01/2022	369

		8,012

	Germany — 0.3%
EUR 137	CBR Fashion Finance BV, 5.13%, 10/01/2022 (e)	161
EUR 300	CeramTec Group GmbH, Reg. S, 8.25%, 08/15/2021	369
EUR 200	Douglas GmbH, Reg. S, 6.25%, 07/15/2022	249
	Hapag-Lloyd AG,
EUR 180	5.13%, 07/15/2024 (e)	221
EUR 100	Reg. S, 6.75%, 02/01/2022	127
EUR 550	IHO Verwaltungs GmbH, 3.25%, (cash), 09/15/2023 (v)	672
EUR 100	Nidda Healthcare Holding AG, 3.50%, 09/30/2024 (e)	119
EUR 350	ProGroup AG, Reg. S, 5.13%, 05/01/2022	426
	thyssenkrupp AG,
EUR 200	Reg. S, 1.75%, 11/25/2020	243
EUR 1,000	Reg. S, 2.75%, 03/08/2021	1,245

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Germany — continued
	Unitymedia GmbH,
255	6.13%, 01/15/2025 (e)	272
EUR 450	Reg. S, 3.75%, 01/15/2027	546
EUR 400	Unitymedia Hessen GmbH & Co. KG, Reg. S, 4.00%, 01/15/2025	496
EUR 400	WEPA Hygieneprodukte GmbH, Reg. S, 3.75%, 05/15/2024	486

		5,632

	Greece — 0.0% (g)
EUR 200	Crystal Almond SARL, Reg. S, 10.00%, 11/01/2021	263
	OTE plc,
EUR 200	Reg. S, 3.50%, 07/09/2020	247
EUR 200	Reg. S, 7.88%, 02/07/2018	237

		747

	Guatemala — 0.0% (g)
	Central American Bottling Corp.,
50	5.75%, 01/31/2027 (e)	53
60	Reg. S, 5.75%, 01/31/2027	63
200	Comcel Trust, Reg. S, 6.88%, 02/06/2024	211

		327

	Hong Kong — 0.0% (g)
200	King Power Capital Ltd., Reg. S, 5.63%, 11/03/2024	226
200	Radiant Access Ltd., Reg. S, 4.60%, 05/18/2020 (x) (y)	195

		421

	Hungary — 0.0% (g)
200	MFB Magyar Fejlesztesi Bank Zrt., Reg. S, 6.25%, 10/21/2020	220

	India — 0.0% (g)
200	Greenko Dutch BV, 5.25%, 07/24/2024 (e)	204
200	IDBI Bank Ltd., Reg. S, 3.75%, 01/25/2019	201
240	JSW Steel Ltd., Reg. S, 5.25%, 04/13/2022	247

		652

	Indonesia — 0.1%
260	APL Realty Holdings Pte. Ltd., Reg. S, 5.95%, 06/02/2024	265
200	Listrindo Capital BV, Reg. S, 4.95%, 09/14/2026	203
	Minejesa Capital BV,
270	4.63%, 08/10/2030 (e)	275
300	5.63%, 08/10/2037 (e)	319

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Indonesia — continued
	Pertamina Persero PT,
200	Reg. S, 6.45%, 05/30/2044	242
200	Reg. S, 6.50%, 05/27/2041	241
200	Perusahaan Listrik Negara PT, Reg. S, 4.13%, 05/15/2027	201
400	Saka Energi Indonesia PT, 4.45%, 05/05/2024 (e)	407

		2,153

	Ireland — 0.2%
EUR 300	Allied Irish Banks plc, Reg. S, (EUR Swap Annual 5 Year + 3.95%), 4.12%, 11/26/2025 (aa)	377
	Ardagh Packaging Finance plc,
200	7.25%, 05/15/2024 (e)	220
EUR 250	Reg. S, 2.75%, 03/15/2024	300
EUR 200	Reg. S, 4.13%, 05/15/2023	248
EUR 500	Reg. S, 6.75%, 05/15/2024	651
EUR 200	Bank of Ireland, Reg. S, (EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/2024 (aa)	246
200	C&W Senior Financing Designated Activity Co., 6.88%, 09/15/2027 (e)	209
EUR 200	eircom Finance DAC, Reg. S, 4.50%, 05/31/2022	243
	Park Aerospace Holdings Ltd.,
65	4.50%, 03/15/2023 (e)	65
205	5.25%, 08/15/2022 (e)	213
337	5.50%, 02/15/2024 (e)	350
EUR 600	Smurfit Kappa Acquisitions ULC, Reg. S, 3.25%, 06/01/2021	759

		3,881

	Israel — 0.1%
1,405	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/2046	1,118

	Italy — 0.2%
EUR 300	Buzzi Unicem SpA, Reg. S, 2.13%, 04/28/2023	371
EUR 300	Enel SpA, Reg. S, (EUR Swap Annual 5 Year + 3.65%), 5.00%, 01/15/2075 (aa)	381
	Leonardo SpA,
EUR 100	4.50%, 01/19/2021	133
EUR 650	4.88%, 03/24/2025	942
EUR 300	N&W Global Vending SpA, Reg. S, 7.00%, 10/15/2023	375
EUR 125	Saipem Finance International BV, Reg. S, 3.75%, 09/08/2023	158
	Telecom Italia Capital SA,
140	6.00%, 09/30/2034	157

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Italy — continued
192	6.38%, 11/15/2033	223
63	7.20%, 07/18/2036	78
26	7.72%, 06/04/2038	33
EUR 100	Telecom Italia Finance SA, 7.75%, 01/24/2033	181
	Telecom Italia SpA,
EUR 500	Reg. S, 3.25%, 01/16/2023	651
EUR 375	Reg. S, 3.63%, 05/25/2026	500
EUR 800	Wind Acquisition Finance SA, Reg. S, 7.00%, 04/23/2021	966
271	Wind Tre SpA, 5.00%, 01/20/2026 (e)	273

		5,422

	Jamaica — 0.0% (g)
200	Digicel Group Ltd., Reg. S, 8.25%, 09/30/2020	198

	Japan — 0.1%
	SoftBank Group Corp.,
200	4.50%, 04/15/2020 (e)	207
EUR 300	Reg. S, 4.00%, 07/30/2022	382
EUR 400	Reg. S, 4.75%, 07/30/2025	524
EUR 175	Reg. S, 5.25%, 07/30/2027	233

		1,346

	Jordan — 0.0% (g)
370	Hikma Pharmaceuticals plc, Reg. S, 4.25%, 04/10/2020	374

	Kazakhstan — 0.1%
470	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.95%, 07/10/2042	526
	KazMunayGas National Co. JSC,
200	Reg. S, 3.88%, 04/19/2022	202
200	Reg. S, 4.75%, 04/19/2027	205
400	Reg. S, 7.00%, 05/05/2020	436
350	Nostrum Oil & Gas Finance BV, 8.00%, 07/25/2022 (e)	364

		1,733

	Luxembourg — 0.4%
	Altice Financing SA,
650	7.50%, 05/15/2026 (e)	714
EUR 200	Reg. S, 5.25%, 02/15/2023	245
	Altice Luxembourg SA,
400	7.63%, 02/15/2025 (e)	434
200	7.75%, 05/15/2022 (e)	212
EUR 600	Reg. S, 6.25%, 02/15/2025	772
EUR 300	Reg. S, 7.25%, 05/15/2022	372

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Luxembourg — continued
	ArcelorMittal,
475	6.75%, 02/25/2022	546
63	7.25%, 03/01/2041	77
268	7.50%, 10/15/2039	335
EUR 850	Reg. S, 3.13%, 01/14/2022	1,094
EUR 350	Auris Luxembourg II SA, Reg. S, 8.00%, 01/15/2023	429
EUR 150	Galapagos SA, Reg. S, 5.38%, 06/15/2021	175
EUR 150	INEOS Group Holdings SA, Reg. S, 5.38%, 08/01/2024	189
	Intelsat Jackson Holdings SA,
325	5.50%, 08/01/2023	278
337	7.25%, 10/15/2020	324
530	7.50%, 04/01/2021	502
432	8.00%, 02/15/2024 (e)	460
160	9.75%, 07/15/2025 (e)	161
EUR 400	Matterhorn Telecom Holding SA, Reg. S, 4.88%, 05/01/2023	482
EUR 275	Monitchem HoldCo 2 SA, Reg. S, 6.88%, 06/15/2022	305
EUR 400	SES SA, Reg. S, (EUR Swap Annual 5 Year + 4.66%), 4.62%, 01/02/2022 (x) (y) (aa)	504
EUR 450	SIG Combibloc Holdings SCA, Reg. S, 7.75%, 02/15/2023	553
EUR 200	Telenet Finance VI Luxembourg SCA, Reg. S, 4.88%, 07/15/2027	258

		9,421

	Mauritius — 0.0% (g)
260	Liquid Telecommunications Financing plc, 8.50%, 07/13/2022 (e)	276
200	Neerg Energy Ltd., Reg. S, 6.00%, 02/13/2022	206

		482

	Mexico — 0.3%
200	Banco Nacional de Comercio Exterior SNC, Reg. S, 4.38%, 10/14/2025	207
400	BBVA Bancomer SA, Reg. S, 4.38%, 04/10/2024	417
	Cemex SAB de CV,
300	5.70%, 01/11/2025 (e)	316
1,060	6.13%, 05/05/2025 (e)	1,131
400	7.75%, 04/16/2026 (e)	453
300	Grupo KUO SAB de CV, Reg. S, 5.75%, 07/07/2027	306
200	Mexichem SAB de CV, 5.50%, 01/15/2048 (e)	194
400	Mexico City Airport Trust, 5.50%, 07/31/2047 (e)	397

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
	Petroleos Mexicanos,
450	6.50%, 03/13/2027 (e)	491
1,370	6.75%, 09/21/2047 (e)	1,412
290	6.88%, 08/04/2026	326
100	Reg. S, (ICE LIBOR USD 3 Month + 3.65%), 4.97%, 03/11/2022 (aa)	109
1,400	Reg. S, 5.38%, 03/13/2022	1,485
400	Reg. S, 6.50%, 03/13/2027	436

		7,680

	Morocco — 0.0% (g)
200	OCP SA, Reg. S, 6.88%, 04/25/2044	226

	Netherlands — 0.1%
	Constellium NV,
250	6.63%, 03/01/2025 (e)	260
EUR 150	Reg. S, 4.63%, 05/15/2021	178
EUR 200	Hema Bondco II BV, 8.50%, 01/15/2023 (e)	245
400	NXP BV, 4.63%, 06/15/2022 (e)	428
EUR 250	UPCB Finance IV Ltd., Reg. S, 4.00%, 01/15/2027	310
EUR 200	UPCB Finance VII Ltd., 3.63%, 06/15/2029 (e)	234
EUR 300	Ziggo Bond Finance BV, Reg. S, 4.63%, 01/15/2025	373
	Ziggo Secured Finance BV,
180	5.50%, 01/15/2027 (e)	184
EUR 250	Reg. S, 3.75%, 01/15/2025	306

		2,518

	New Zealand — 0.0% (g)
	Reynolds Group Issuer, Inc.,
410	5.13%, 07/15/2023 (e)	427
65	6.88%, 02/15/2021	66

		493

	Nigeria — 0.0% (g)
288	Fidelity Bank plc, 10.50%, 10/16/2022 (e)	292
280	IHS Netherlands Holdco BV, Reg. S, 9.50%, 10/27/2021	297

		589

	Norway — 0.0% (g)
200	DNO ASA, Reg. S, 8.75%, 06/18/2020 (e)	197

	Panama — 0.0% (g)
200	Banistmo SA, 3.65%, 09/19/2022 (e)	199

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Peru — 0.1%
200	Fondo MIVIVIENDA SA, Reg. S, 3.50%, 01/31/2023	204
200	Nexa Resources SA, Reg. S, 5.38%, 05/04/2027	212
	Petroleos del Peru SA,
200	Reg. S, 4.75%, 06/19/2032	205
200	Reg. S, 5.63%, 06/19/2047	210
150	Union Andina de Cementos SAA, Reg. S, 5.88%, 10/30/2021	157

		988

	Portugal — 0.0% (g)
EUR 100	EDP — Energias de Portugal SA, Reg. S, (EUR Swap Annual 5 Year + 5.04%), 5.38%, 09/16/2075 (aa)	130

	Qatar — 0.1%
890	ABQ Finance Ltd., Reg. S, 3.50%, 02/22/2022	878
495	Ras Laffan Liquefied Natural Gas Co. Ltd. II, Reg. S, 5.30%, 09/30/2020	512

		1,390

	Russia — 0.1%
200	GTLK Europe DAC, Reg. S, 5.13%, 05/31/2024	204
	Metalloinvest Finance DAC,
200	4.85%, 05/02/2024 (e)	203
200	Reg. S, 4.85%, 05/02/2024	204
200	Sberbank of Russia Via SB Capital SA, Reg. S, 6.13%, 02/07/2022	219
	Vnesheconombank Via VEB Finance plc,
200	Reg. S, 5.94%, 11/21/2023	217
300	Reg. S, 6.03%, 07/05/2022	326

		1,373

	Singapore — 0.0% (g)
300	Olam International Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.29%), 5.35%, 07/20/2021 (x) (y) (aa)	304

	South Africa — 0.1%
	Eskom Holdings SOC Ltd.,
200	Reg. S, 6.75%, 08/06/2023	204
200	Reg. S, 7.13%, 02/11/2025	205
230	MTN Mauritius Investment Ltd., Reg. S, 6.50%, 10/13/2026	249
530	Stillwater Mining Co., 6.13%, 06/27/2022 (e)	538

		1,196

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Spain — 0.2%
EUR 300	Bankia SA, Reg. S, (EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/2027 (aa)	367
EUR 100	CaixaBank SA, Reg. S, (EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/2027 (aa)	124
EUR 300	Cellnex Telecom SA, Reg. S, 2.88%, 04/18/2025	371
EUR 500	Cirsa Funding Luxembourg SA, Reg. S, 5.75%, 05/15/2021	614
EUR 391	eDreams ODIGEO SA, Reg. S, 8.50%, 08/01/2021	493
EUR 400	Gas Natural Fenosa Finance BV, Reg. S, (EUR Swap Annual 8 Year + 3.35%), 4.12%, 11/18/2022 (x) (y) (aa)	507
EUR 200	Repsol International Finance BV, Reg. S, (EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/2075 (aa)	260
810	Telefonica Emisiones SAU, 5.21%, 03/08/2047	891
	Telefonica Europe BV,
EUR 600	Reg. S, (EUR Swap Annual 6 Year + 3.80%), 5.00%, 03/31/2020 (x) (y) (aa)	760
EUR 500	Reg. S, (EUR Swap Annual 8 Year + 5.59%), 7.62%, 09/18/2021 (x) (y) (aa)	711

		5,098

	Sweden — 0.0% (g)
EUR 150	Telefonaktiebolaget LM Ericsson, Reg. S, 1.88%, 03/01/2024	172
EUR 504	Verisure Holding AB, Reg. S, 6.00%, 11/01/2022	633

		805

	Switzerland — 0.0% (g)
EUR 400	Dufry Finance SCA, Reg. S, 4.50%, 08/01/2023	495

	Trinidad and Tobago — 0.0% (g)
150	Petroleum Co. of Trinidad & Tobago Ltd., Reg. S, 9.75%, 08/14/2019	158

	Tunisia — 0.0% (g)
500	Banque Centrale de Tunisie International Bond, Reg. S, 5.75%, 01/30/2025	497

	Turkey — 0.1%
570	Finansbank A/S, Reg. S, 4.88%, 05/19/2022	561
551	TC Ziraat Bankasi A/S, 5.13%, 09/29/2023 (e)	540
300	Turkiye Is Bankasi, 6.13%, 04/25/2024 (e)	299
200	Turkiye Sise ve Cam Fabrikalari A/S, Reg. S, 4.25%, 05/09/2020	203

		1,603

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Ukraine — 0.0% (g)
200	State Savings Bank of Ukraine, Reg. S, , SUB, 9.38%, 03/10/2023	213

	United Arab Emirates — 0.1%
	DAE Funding LLC,
141	4.50%, 08/01/2022 (e)	144
151	5.00%, 08/01/2024 (e)	154
590	EA Partners I BV, Reg. S, 6.88%, 09/28/2020	457
900	MAF Global Securities Ltd., Reg. S, (USD Swap Semi 5 Year + 5.70%), 7.13%, 10/29/2018 (x) (y) (aa)	928
384	Shelf Drilling Holdings Ltd., 9.50%, 11/02/2020 (e)	390

		2,073

	United Kingdom — 0.4%
400	Ashtead Capital, Inc., 5.63%, 10/01/2024 (e)	426
300	Barclays plc, (USD Swap Semi 5 Year + 6.71%), 8.25%, 12/15/2018 (x) (y) (aa)	319
	BAT Capital Corp.,
265	4.39%, 08/15/2037 (e)	274
965	4.54%, 08/15/2047 (e)	984
GBP 125	Cabot Financial Luxembourg SA, Reg. S, 7.50%, 10/01/2023	182
EUR 200	CNH Industrial Finance Europe SA, Reg. S, 2.88%, 05/17/2023	260
	Fiat Chrysler Automobiles NV,
463	5.25%, 04/15/2023	492
EUR 250	Reg. S, 3.75%, 03/29/2024	321
	Iceland Bondco plc,
GBP 126	4.63%, 03/15/2025 (e)	162
GBP 150	Reg. S, 6.75%, 07/15/2024	214
218	Jaguar Land Rover Automotive plc, 4.50%, 10/01/2027 (e)	216
282	KCA Deutag UK Finance plc, 7.25%, 05/15/2021 (e)	271
GBP 250	New Look Secured Issuer plc, Reg. S, 6.50%, 07/01/2022	200
	Noble Holding International Ltd.,
24	5.25%, 03/15/2042	15
135	6.20%, 08/01/2040	91
GBP 100	Pizzaexpress Financing 2 plc, Reg. S, 6.63%, 08/01/2021	129
555	Reynolds American, Inc., 4.45%, 06/12/2025	597
	Royal Bank of Scotland Group plc,
1,147	6.10%, 06/10/2023	1,277
335	6.13%, 12/15/2022	372

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
200	(USD Swap Semi 5 Year + 5.80%), 7.50%, 08/10/2020 (x) (y) (aa)	214
200	(USD Swap Semi 5 Year + 7.60%), 8.63%, 08/15/2021 (x) (y) (aa)	227
EUR 450	Synlab Unsecured Bondco plc, Reg. S, 8.25%, 07/01/2023	575
EUR 700	Tesco Corporate Treasury Services plc, Reg. S, 2.50%, 07/01/2024	879
	Virgin Media Finance plc,
600	6.38%, 04/15/2023 (e)	626
EUR 200	Reg. S, 4.50%, 01/15/2025	246
EUR 500	Worldpay Finance plc, Reg. S, 3.75%, 11/15/2022	650

		10,219

	United States — 8.0%
1,035	21st Century Fox America, Inc., 4.95%, 10/15/2045	1,143
695	Abbott Laboratories, 4.75%, 11/30/2036	765
700	AbbVie, Inc., 4.45%, 05/14/2046	736
	Acadia Healthcare Co., Inc.,
336	5.63%, 02/15/2023	345
40	6.13%, 03/15/2021	41
115	6.50%, 03/01/2024	121
125	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	130
723	ACE Cash Express, Inc., 11.00%, 02/01/2019 (e)	719
EUR 100	Adient Global Holdings Ltd., Reg. S, 3.50%, 08/15/2024	123
735	ADT Corp. (The), 4.13%, 06/15/2023	747
	AECOM,
548	5.13%, 03/15/2027	564
440	5.88%, 10/15/2024	485
360	Ahern Rentals, Inc., 7.38%, 05/15/2023 (e)	329
107	Airxcel, Inc., 8.50%, 02/15/2022 (e)	113
230	AK Steel Corp., 7.00%, 03/15/2027	232
	Albertsons Cos. LLC,
282	5.75%, 03/15/2025	248
1,063	6.63%, 06/15/2024	999
257	Alcoa Nederland Holding BV, 6.75%, 09/30/2024 (e)	286
292	Alere, Inc., 6.50%, 06/15/2020	297
	Aleris International, Inc.,
35	7.88%, 11/01/2020	35
120	9.50%, 04/01/2021 (e)	128
725	Allergan Funding SCS, 4.55%, 03/15/2035	762

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Alliance Data Systems Corp.,
323	5.38%, 08/01/2022 (e)	329
170	5.88%, 11/01/2021 (e)	176
81	Allison Transmission, Inc., 4.75%, 10/01/2027 (e)	82
	Ally Financial, Inc.,
421	4.13%, 02/13/2022	438
515	4.63%, 03/30/2025	548
710	5.13%, 09/30/2024	777
400	5.75%, 11/20/2025	442
253	8.00%, 11/01/2031	335
	Altice US Finance I Corp.,
465	5.38%, 07/15/2023 (e)	485
372	5.50%, 05/15/2026 (e)	387
915	Altria Group, Inc., 3.88%, 09/16/2046	894
	Amazon.com, Inc.,
460	4.05%, 08/22/2047 (e)	475
755	4.25%, 08/22/2057 (e)	792
	AMC Entertainment Holdings, Inc.,
105	5.75%, 06/15/2025	102
123	5.88%, 11/15/2026	120
126	6.13%, 05/15/2027	125
	AMC Networks, Inc.,
203	4.75%, 08/01/2025	203
130	5.00%, 04/01/2024	132
	American Axle & Manufacturing, Inc.,
486	6.25%, 04/01/2025 (e)	498
489	6.50%, 04/01/2027 (e)	500
197	American Greetings Corp., 7.88%, 02/15/2025 (e)	214
	American International Group, Inc.,
815	3.88%, 01/15/2035	806
325	4.80%, 07/10/2045	356
	AmeriGas Partners LP,
62	5.63%, 05/20/2024	66
193	5.75%, 05/20/2027	197
127	5.88%, 08/20/2026	132
770	Amgen, Inc., 4.40%, 05/01/2045	811
164	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	169
30	Analog Devices, Inc., 4.50%, 12/05/2036	32
	Antero Resources Corp.,
511	5.13%, 12/01/2022	525
132	5.38%, 11/01/2021	136
45	Archrock Partners LP, 6.00%, 10/01/2022	45

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Arconic, Inc.,
408	5.13%, 10/01/2024	438
100	5.95%, 02/01/2037	108
	AT&T, Inc.,
600	4.35%, 06/15/2045	536
710	4.50%, 03/09/2048	643
545	5.25%, 03/01/2037	570
440	5.30%, 08/14/2058	435
	Avaya, Inc.,
561	7.00%, 04/01/2019 (d) (e)	471
205	10.50%, 03/01/2021 (d) (e)	13
85	Avis Budget Car Rental LLC, 5.25%, 03/15/2025 (e)	83
EUR 200	Axalta Coating Systems LLC, Reg. S, 4.25%, 08/15/2024	251
120	B&G Foods, Inc., 5.25%, 04/01/2025	123
	Ball Corp.,
100	4.00%, 11/15/2023	103
EUR 300	4.38%, 12/15/2023	401
	Bank of America Corp.,
1,165	(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/2028 (aa)	1,200
360	4.88%, 04/01/2044	413
218	Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 03/17/2025 (x) (y) (aa)	243
560	Becton Dickinson and Co., 4.67%, 06/06/2047	585
	Berry Global, Inc.,
330	5.13%, 07/15/2023	347
40	5.50%, 05/15/2022	41
584	Blue Cube Spinco, Inc., 10.00%, 10/15/2025	711
80	Blue Racer Midstream LLC, 6.13%, 11/15/2022 (e)	83
109	Booz Allen Hamilton, Inc., 5.13%, 05/01/2025 (e)	111
	Boyd Gaming Corp.,
120	6.38%, 04/01/2026	132
72	6.88%, 05/15/2023	77
720	Brighthouse Financial, Inc., 4.70%, 06/22/2047 (e)	712
152	Brink’s Co. (The), 4.63%, 10/15/2027 (e)	151
215	BWAY Holding Co., 5.50%, 04/15/2024 (e)	224
438	Cablevision Systems Corp., 8.00%, 04/15/2020	485
	CalAtlantic Group, Inc.,
83	5.25%, 06/01/2026	89
300	5.88%, 11/15/2024	334

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
152	Caleres, Inc., 6.25%, 08/15/2023	160
131	California Resources Corp., 8.00%, 12/15/2022 (e)	87
182	Callon Petroleum Co., 6.13%, 10/01/2024	189
	Calpine Corp.,
370	5.25%, 06/01/2026 (e)	370
4	5.38%, 01/15/2023	4
20	5.50%, 02/01/2024	19
7	5.75%, 01/15/2025	7
450	5.88%, 01/15/2024 (e)	466
22	Calumet Specialty Products Partners LP, 6.50%, 04/15/2021	22
301	Camelot Finance SA, 7.88%, 10/15/2024 (e)	324
419	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	426
68	Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026 (e)	69
122	CB Escrow Corp., 8.00%, 10/15/2025 (e)	126
175	CBS Corp., 4.60%, 01/15/2045	175
103	CCM Merger, Inc., 6.00%, 03/15/2022 (e)	107
	CCO Holdings LLC,
402	5.00%, 02/01/2028 (e)	399
155	5.13%, 05/01/2027 (e)	156
470	5.50%, 05/01/2026 (e)	482
644	5.75%, 02/15/2026 (e)	673
1,064	5.88%, 04/01/2024 (e)	1,133
105	CDW LLC, 5.00%, 09/01/2023	110
	Cedar Fair LP,
5	5.38%, 06/01/2024	5
150	5.38%, 04/15/2027 (e)	159
610	Celgene Corp., 4.35%, 11/15/2047 (w)	608
	Centene Corp.,
455	4.75%, 01/15/2025	470
195	5.63%, 02/15/2021	202
220	6.13%, 02/15/2024	237
	CenturyLink, Inc.,
80	Series S, 6.45%, 06/15/2021	84
80	Series T, 5.80%, 03/15/2022	81
18	Series W, 6.75%, 12/01/2023	19
62	Series Y, 7.50%, 04/01/2024	66
	CF Industries, Inc.,
121	4.50%, 12/01/2026 (e)	128
260	5.15%, 03/15/2034	259
	Charter Communications Operating LLC,
1,060	6.38%, 10/23/2035	1,228
275	6.48%, 10/23/2045	317

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
190	Chemours Co. (The), 7.00%, 05/15/2025	212
	Cheniere Corpus Christi Holdings LLC,
270	5.88%, 03/31/2025	292
130	7.00%, 06/30/2024	149
98	Cheniere Energy Partners LP, 5.25%, 10/01/2025 (e)	101
	Chesapeake Energy Corp.,
281	4.88%, 04/15/2022	261
22	5.75%, 03/15/2023	20
181	6.13%, 02/15/2021	182
273	8.00%, 01/15/2025 (e)	272
258	8.00%, 06/15/2027 (e)	251
210	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	209
100	Cinemark USA, Inc., 4.88%, 06/01/2023	102
474	CIT Group, Inc., 5.00%, 08/15/2022	510
404	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	415
	Citigroup, Inc.,
985	(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/2028 (aa)	1,015
308	4.65%, 07/30/2045	343
240	Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 08/15/2026 (x) (y) (aa)	273
	Claire’s Stores, Inc.,
159	6.13%, 03/15/2020 (e)	91
26	9.00%, 03/15/2019 (e)	16
	Clear Channel Worldwide Holdings, Inc.,
15	Series A, 6.50%, 11/15/2022	15
55	Series A, 7.63%, 03/15/2020	55
445	Series B, 6.50%, 11/15/2022	461
525	Series B, 7.63%, 03/15/2020	524
390	Clearwater Paper Corp., 4.50%, 02/01/2023	389
559	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	509
144	CNO Financial Group, Inc., 5.25%, 05/30/2025	153
235	Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	289
	Comcast Corp.,
270	3.40%, 07/15/2046	248
240	4.00%, 08/15/2047	241
	Commercial Metals Co.,
79	4.88%, 05/15/2023	82
81	5.38%, 07/15/2027	84
303	CommScope Technologies LLC, 6.00%, 06/15/2025 (e)	320
200	CommScope, Inc., 5.50%, 06/15/2024 (e)	208

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Community Health Systems, Inc.,
207	6.25%, 03/31/2023	199
384	6.88%, 02/01/2022	281
335	7.13%, 07/15/2020	290
340	Concho Resources, Inc., 4.88%, 10/01/2047	361
271	CONSOL Energy, Inc., 5.88%, 04/15/2022	276
26	Consolidated Communications, Inc., 6.50%, 10/01/2022	25
	Continental Resources, Inc.,
108	3.80%, 06/01/2024	105
174	4.50%, 04/15/2023	176
341	4.90%, 06/01/2044	318
95	5.00%, 09/15/2022	96
110	Cornerstone Chemical Co., 6.75%, 08/15/2024 (e)	111
	Covanta Holding Corp.,
100	5.88%, 03/01/2024	100
60	5.88%, 07/01/2025	60
335	Cox Communications, Inc., 4.60%, 08/15/2047 (e)	330
	Crestwood Midstream Partners LP,
116	5.75%, 04/01/2025	119
109	6.25%, 04/01/2023	113
EUR 300	Crown European Holdings SA, Reg. S, 4.00%, 07/15/2022	393
	CSC Holdings LLC,
270	5.25%, 06/01/2024	269
63	5.50%, 04/15/2027 (e)	65
304	6.75%, 11/15/2021	335
205	10.13%, 01/15/2023 (e)	235
157	CSI Compressco LP, 7.25%, 08/15/2022	142
80	Cumberland Farms, Inc., 6.75%, 05/01/2025 (e)	85
	CURO Financial Technologies Corp.,
230	12.00%, 03/01/2022 (e)	251
821	CVR Partners LP, 9.25%, 06/15/2023 (e)	874
	CyrusOne LP,
155	5.00%, 03/15/2024 (e)	163
60	5.38%, 03/15/2027 (e)	64
	DaVita, Inc.,
193	5.13%, 07/15/2024	193
240	5.75%, 08/15/2022	248
	DCP Midstream Operating LP,
360	3.88%, 03/15/2023	358
270	6.75%, 09/15/2037 (e)	290

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
407	Dean Foods Co., 6.50%, 03/15/2023 (e)	408
406	Delek Logistics Partners LP, 6.75%, 05/15/2025 (e)	414
	Dell International LLC,
370	5.88%, 06/15/2021 (e)	387
393	7.13%, 06/15/2024 (e)	434
585	8.35%, 07/15/2046 (e)	758
205	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	219
450	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	474
655	Discovery Communications LLC, 5.20%, 09/20/2047	667
	DISH DBS Corp.,
370	5.00%, 03/15/2023	358
83	5.88%, 07/15/2022	84
150	5.88%, 11/15/2024	150
890	6.75%, 06/01/2021	934
270	7.75%, 07/01/2026	295
399	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	431
111	Dollar Tree, Inc., 5.75%, 03/01/2023	117
460	Dominion Energy Gas Holdings LLC, 4.60%, 12/15/2044	493
316	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 07/01/2019 (e)	310
	Dynegy, Inc.,
500	5.88%, 06/01/2023	516
200	8.00%, 01/15/2025 (e)	219
284	8.13%, 01/30/2026 (e)	315
	Eldorado Resorts, Inc.,
99	6.00%, 04/01/2025	105
65	7.00%, 08/01/2023	70
1,812	Embarq Corp., 8.00%, 06/01/2036	1,828
	EMC Corp.,
126	2.65%, 06/01/2020	125
385	3.38%, 06/01/2023	372
220	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2024 (e)	246
	Endo Dac,
200	5.88%, 10/15/2024 (e)	209
600	6.00%, 07/15/2023 (e)	486
250	Endo Finance LLC, 5.38%, 01/15/2023 (e)	201
	Energy Transfer Equity LP,
122	4.25%, 03/15/2023	124
115	5.50%, 06/01/2027	122

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
303	5.88%, 01/15/2024	329
205	Energy Transfer LP, 5.15%, 02/01/2043	201
	Ensco plc,
55	4.50%, 10/01/2024	45
214	5.20%, 03/15/2025	180
13	5.75%, 10/01/2044	9
1,340	Enterprise Products Operating LLC, 4.90%, 05/15/2046	1,475
	Envision Healthcare Corp.,
188	5.13%, 07/01/2022 (e)	191
544	5.63%, 07/15/2022	553
	EP Energy LLC,
114	7.75%, 09/01/2022	70
181	8.00%, 11/29/2024 (e)	185
407	8.00%, 02/15/2025 (e)	301
413	9.38%, 05/01/2020	347
	Equinix, Inc.,
EUR 140	2.88%, 10/01/2025	167
300	5.38%, 01/01/2022	314
47	5.38%, 04/01/2023	49
183	5.75%, 01/01/2025	196
86	5.88%, 01/15/2026	93
243	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	251
88	EW Scripps Co. (The), 5.13%, 05/15/2025 (e)	90
390	Exela Intermediate LLC, 10.00%, 07/15/2023 (e)	373
520	Exelon Corp., 4.45%, 04/15/2046	551
815	Express Scripts Holding Co., 4.80%, 07/15/2046 (j)	846
200	Fidelity & Guaranty Life Holdings, Inc., 6.38%, 04/01/2021 (e)	206
	First Data Corp.,
439	5.00%, 01/15/2024 (e)	456
112	5.75%, 01/15/2024 (e)	117
503	7.00%, 12/01/2023 (e)	538
235	FirstEnergy Corp., Series C, 4.85%, 07/15/2047	253
97	Flex Acquisition Co., Inc., 6.88%, 01/15/2025 (e)	100
	Ford Motor Co.,
1,470	4.75%, 01/15/2043	1,452
415	5.29%, 12/08/2046	439
	Freeport-McMoRan, Inc.,
630	3.88%, 03/15/2023	622
392	5.40%, 11/14/2034	382

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
228	5.45%, 03/15/2043	214
	Frontier Communications Corp.,
126	8.50%, 04/15/2020	125
403	9.25%, 07/01/2021	360
153	10.50%, 09/15/2022	134
273	11.00%, 09/15/2025	231
45	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	46
161	Gartner, Inc., 5.13%, 04/01/2025 (e)	170
732	Gates Global LLC, 6.00%, 07/15/2022 (e)	753
75	GCB PENN VA, 8.50%, 05/01/2020 (d) (bb)	—	(h)
77	GCP Applied Technologies, Inc., 9.50%, 02/01/2023 (e)	86
1,000	GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	1,070
	General Motors Co.,
880	5.00%, 04/01/2035	911
1,080	5.20%, 04/01/2045	1,104
337	Genesis Energy LP, 5.63%, 06/15/2024	334
344	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	388
	GenOn Energy, Inc.,
205	9.50%, 10/15/2018 (d)	144
625	9.88%, 10/15/2020 (d)	441
	Gilead Sciences, Inc.,
785	4.15%, 03/01/2047	803
630	4.60%, 09/01/2035	701
	Global Partners LP,
165	6.25%, 07/15/2022	169
210	7.00%, 06/15/2023 (bb)	212
225	GLP Capital LP, 5.38%, 11/01/2023	245
608	Golden Nugget, Inc., 6.75%, 10/15/2024 (e)	619
	Goldman Sachs Group, Inc. (The),
275	3.50%, 11/16/2026	275
695	3.85%, 01/26/2027	711
375	4.75%, 10/21/2045	417
42	Goodman Networks, Inc., 8.00%, 05/11/2022 (bb)	32
513	Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/2027	522
100	Graphic Packaging International, Inc., 4.13%, 08/15/2024	103
285	Gray Television, Inc., 5.13%, 10/15/2024 (e)	284
37	GTT Communications, Inc., 7.88%, 12/31/2024 (e)	39

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Gulfport Energy Corp.,
406	6.00%, 10/15/2024	406
75	6.38%, 05/15/2025	76
74	6.38%, 01/15/2026 (e)	75
105	H&E Equipment Services, Inc., 5.63%, 09/01/2025 (e)	111
520	Halliburton Co., 5.00%, 11/15/2045	581
372	Hardwoods Acquisition, Inc., 7.50%, 08/01/2021 (e) (bb)	347
	Harland Clarke Holdings Corp.,
200	6.88%, 03/01/2020 (e)	206
216	8.38%, 08/15/2022 (e)	228
230	Harris Corp., 5.05%, 04/27/2045	266
525	HCA Healthcare, Inc., 6.25%, 02/15/2021	564
	HCA, Inc.,
289	3.75%, 03/15/2019	293
205	4.25%, 10/15/2019	211
155	5.50%, 06/15/2047	158
747	5.88%, 05/01/2023	800
365	5.88%, 02/15/2026	384
125	6.50%, 02/15/2020	135
472	7.50%, 02/15/2022	536
150	HD Supply, Inc., 5.75%, 04/15/2024 (e)	162
335	Hecla Mining Co., 6.88%, 05/01/2021	343
800	Hess Corp., 5.80%, 04/01/2047	863
512	Hexion, Inc., 6.63%, 04/15/2020	456
125	Hilton Domestic Operating Co., Inc., 4.25%, 09/01/2024	128
165	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024 (e)	181
	Hilton Worldwide Finance LLC,
161	4.63%, 04/01/2025	166
108	4.88%, 04/01/2027	114
154	Holly Energy Partners LP, 6.00%, 08/01/2024 (e)	161
57	Hologic, Inc., 4.38%, 10/15/2025 (e)	58
	Hughes Satellite Systems Corp.,
234	5.25%, 08/01/2026	239
159	6.63%, 08/01/2026	168
	Icahn Enterprises LP,
375	5.88%, 02/01/2022	387
114	6.25%, 02/01/2022	119
114	6.75%, 02/01/2024	121
882	iHeartCommunications, Inc., 9.00%, 12/15/2019	650

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
104	IHS Markit Ltd., 4.75%, 02/15/2025 (e)	110
1,015	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.36%, 12/21/2065 (e) (aa)	979
485	Infor Software Parent LLC, 7.12%, (cash), 05/01/2021 (e) (v)	498
404	Infor US, Inc., 6.50%, 05/15/2022	422
198	Informatica LLC, 7.13%, 07/15/2023 (e)	201
	International Game Technology plc,
400	6.50%, 02/15/2025 (e)	449
EUR 450	Reg. S, 4.75%, 02/15/2023	591
	Iron Mountain, Inc.,
119	4.88%, 09/15/2027 (e)	121
309	5.75%, 08/15/2024	317
90	j2 Cloud Services LLC, 6.00%, 07/15/2025 (e)	95
230	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	246
111	Kaiser Aluminum Corp., 5.88%, 05/15/2024	119
394	KFC Holding Co., 4.75%, 06/01/2027 (e)	404
375	Kimco Realty Corp., 4.45%, 09/01/2047	374
96	Koppers, Inc., 6.00%, 02/15/2025 (e)	103
	Kraft Heinz Foods Co.,
1,415	4.38%, 06/01/2046	1,381
300	5.00%, 06/04/2042	320
	Kroger Co. (The),
1,010	3.88%, 10/15/2046	894
355	4.65%, 01/15/2048	350
	L Brands, Inc.,
150	6.75%, 07/01/2036	147
225	6.88%, 11/01/2035	223
	Ladder Capital Finance Holdings LLLP,
239	5.25%, 03/15/2022 (e)	247
72	5.25%, 10/01/2025 (e)	72
	Lamar Media Corp.,
64	5.00%, 05/01/2023	66
232	5.38%, 01/15/2024	244
	Level 3 Financing, Inc.,
248	5.13%, 05/01/2023	254
60	5.25%, 03/15/2026	62
122	5.38%, 01/15/2024	127
171	5.38%, 05/01/2025	178
157	5.63%, 02/01/2023	162
5	Levi Strauss & Co., 5.00%, 05/01/2025	5
136	Liberty Mutual Group, Inc., 7.80%, 03/15/2037 (e)	172

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Live Nation Entertainment, Inc.,
335	4.88%, 11/01/2024 (e)	347
160	5.38%, 06/15/2022 (e)	166
EUR 175	LKQ Italia Bondco SpA, Reg. S, 3.88%, 04/01/2024	225
338	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	352
	Mallinckrodt International Finance SA,
63	4.75%, 04/15/2023	53
90	5.50%, 04/15/2025 (e)	81
183	5.75%, 08/01/2022 (e)	179
255	Marathon Petroleum Corp., 4.75%, 09/15/2044	259
195	Markel Corp., 4.30%, 11/01/2047	195
178	Martin Midstream Partners LP, 7.25%, 02/15/2021	181
140	Masco Corp., 4.50%, 05/15/2047	140
207	MasTec, Inc., 4.88%, 03/15/2023	212
189	Mediacom Broadband LLC, 6.38%, 04/01/2023	197
520	MetLife, Inc., 4.60%, 05/13/2046	581
95	MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/2024	103
	MGM Resorts International,
296	4.63%, 09/01/2026	296
190	6.00%, 03/15/2023	209
175	7.75%, 03/15/2022	203
471	Micron Technology, Inc., 5.25%, 08/01/2023 (e)	493
300	Microsoft Corp., 4.10%, 02/06/2037	328
35	Momentive Performance Materials USA, Inc., 8.88%, 10/15/2020 (d) (bb)	—
	Morgan Stanley,
545	3.63%, 01/20/2027	555
710	4.30%, 01/27/2045	748
521	MPH Acquisition Holdings LLC, 7.13%, 06/01/2024 (e)	561
155	MPLX LP, 5.20%, 03/01/2047	166
4	Murphy Oil USA, Inc., 6.00%, 08/15/2023	4
765	Mylan NV, 5.25%, 06/15/2046	803
	Nabors Industries, Inc.,
17	5.10%, 09/15/2023	16
209	5.50%, 01/15/2023	200
233	Nationstar Mortgage LLC, 6.50%, 06/01/2022	239
791	Navistar International Corp., 8.25%, 11/01/2021	794

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
150	NCI Building Systems, Inc., 8.25%, 01/15/2023 (e)	161
525	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (e)	310
	Netflix, Inc.,
96	4.38%, 11/15/2026 (e)	94
175	4.88%, 04/15/2028 (e)	174
115	5.75%, 03/01/2024	123
	New Albertson’s, Inc.,
51	7.45%, 08/01/2029	42
437	8.00%, 05/01/2031	380
85	8.70%, 05/01/2030	76
51	Series C, 6.63%, 06/01/2028	39
230	New Home Co., Inc. (The), 7.25%, 04/01/2022	240
	Nexstar Broadcasting, Inc.,
145	5.63%, 08/01/2024 (e)	149
35	6.13%, 02/15/2022 (e)	36
	NextEra Energy Operating Partners LP,
46	4.25%, 09/15/2024 (e)	46
96	4.50%, 09/15/2027 (e)	97
421	NGL Energy Partners LP, 6.13%, 03/01/2025	399
140	NGPL PipeCo LLC, 4.88%, 08/15/2027 (e)	145
325	Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/2025 (e)	336
133	Nielsen Finance LLC, 5.00%, 04/15/2022 (e)	137
483	Noble Energy, Inc., 5.05%, 11/15/2044	507
	Novelis Corp.,
354	5.88%, 09/30/2026 (e)	365
221	6.25%, 08/15/2024 (e)	233
625	NRG Energy, Inc., 6.25%, 05/01/2024	662
180	NRG Yield Operating LLC, 5.00%, 09/15/2026	185
237	Nuance Communications, Inc., 5.63%, 12/15/2026 (e)	252
215	Oasis Petroleum, Inc., 6.50%, 11/01/2021	219
198	Olin Corp., 5.13%, 09/15/2027	208
505	ONEOK Partners LP, 6.20%, 09/15/2043	597
	Outfront Media Capital LLC,
33	5.25%, 02/15/2022	34
195	5.63%, 02/15/2024	205
55	5.88%, 03/15/2025	59
880	Owens Corning, 4.30%, 07/15/2047	842
	Owens-Brockway Glass Container, Inc.,
80	5.00%, 01/15/2022 (e)	85
105	5.38%, 01/15/2025 (e)	112
129	Parker Drilling Co., 6.75%, 07/15/2022	105

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
60	Parsley Energy LLC, 5.38%, 01/15/2025 (e)	61
140	Party City Holdings, Inc., 6.13%, 08/15/2023 (e)	145
	PBF Holding Co. LLC,
105	7.00%, 11/15/2023	109
325	7.25%, 06/15/2025 (e)	336
77	PBF Logistics LP, 6.88%, 05/15/2023	80
92	Peabody Energy Corp., 6.00%, 03/31/2022 (e)	95
293	Penske Automotive Group, Inc., 5.50%, 05/15/2026	301
	PetSmart, Inc.,
94	5.88%, 06/01/2025 (e)	82
74	7.13%, 03/15/2023 (e)	56
180	8.88%, 06/01/2025 (e)	142
290	Philip Morris International, Inc., 4.88%, 11/15/2043	328
970	Phillips 66, 4.88%, 11/15/2044	1,074
150	Phillips 66 Partners LP, 4.90%, 10/01/2046	155
	Pilgrim’s Pride Corp.,
47	5.75%, 03/15/2025 (e)	50
130	5.88%, 09/30/2027 (e)	135
23	Plantronics, Inc., 5.50%, 05/31/2023 (e)	24
300	PolyOne Corp., 5.25%, 03/15/2023	322
	Post Holdings, Inc.,
250	5.00%, 08/15/2026 (e)	251
265	5.50%, 03/01/2025 (e)	276
335	5.75%, 03/01/2027 (e)	348
112	Prestige Brands, Inc., 5.38%, 12/15/2021 (e)	115
741	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	821
EUR 100	PSPC Escrow Corp., Reg. S, 6.00%, 02/01/2023	122
	QEP Resources, Inc.,
22	5.25%, 05/01/2023	22
75	5.38%, 10/01/2022	75
118	6.88%, 03/01/2021	125
166	Qorvo, Inc., 6.75%, 12/01/2023	180
10	Quad/Graphics, Inc., 7.00%, 05/01/2022	10
387	Quicken Loans, Inc., 5.75%, 05/01/2025 (e)	410
	Quintiles IMS, Inc.,
230	4.88%, 05/15/2023 (e)	239
EUR 400	Reg. S, 3.25%, 03/15/2025	482
EUR 200	Reg. S, 3.50%, 10/15/2024	245
210	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	202

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
120	Qwest Corp., 7.25%, 09/15/2025	134
179	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	189
	Radian Group, Inc.,
163	4.50%, 10/01/2024	167
74	7.00%, 03/15/2021	84
	Range Resources Corp.,
9	5.00%, 08/15/2022	9
51	5.00%, 03/15/2023	50
	Revlon Consumer Products Corp.,
110	5.75%, 02/15/2021	94
647	6.25%, 08/01/2024	477
	Rite Aid Corp.,
387	6.13%, 04/01/2023 (e)	361
72	6.75%, 06/15/2021	71
	Rowan Cos., Inc.,
19	4.75%, 01/15/2024	17
153	4.88%, 06/01/2022	144
48	7.38%, 06/15/2025	48
	Sabre GLBL, Inc.,
40	5.25%, 11/15/2023 (e)	42
110	5.38%, 04/15/2023 (e)	115
	Sally Holdings LLC,
75	5.50%, 11/01/2023	76
92	5.63%, 12/01/2025	91
	SBA Communications Corp.,
102	4.00%, 10/01/2022 (e)	104
228	4.88%, 07/15/2022	235
	Scientific Games International, Inc.,
380	7.00%, 01/01/2022 (e)	402
290	10.00%, 12/01/2022	320
202	Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	216
	Sealed Air Corp.,
105	4.88%, 12/01/2022 (e)	111
410	5.13%, 12/01/2024 (e)	440
100	5.25%, 04/01/2023 (e)	108
50	5.50%, 09/15/2025 (e)	55
	SemGroup Corp.,
228	5.63%, 07/15/2022	225
65	5.63%, 11/15/2023	63
148	7.25%, 03/15/2026 (e)	152
315	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	320

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Sensata Technologies BV,
288	4.88%, 10/15/2023 (e)	303
110	5.00%, 10/01/2025 (e)	117
	Service Corp. International,
187	5.38%, 05/15/2024	197
80	8.00%, 11/15/2021	94
160	Sherwin-Williams Co. (The), 4.50%, 06/01/2047	170
EUR 300	Silgan Holdings, Inc., Reg. S, 3.25%, 03/15/2025	363
	Sinclair Television Group, Inc.,
10	5.38%, 04/01/2021	10
247	5.63%, 08/01/2024 (e)	251
	Sirius XM Radio, Inc.,
148	4.63%, 05/15/2023 (e)	152
275	5.00%, 08/01/2027 (e)	277
285	5.38%, 04/15/2025 (e)	300
446	Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	459
	SM Energy Co.,
320	5.00%, 01/15/2024	306
53	6.13%, 11/15/2022	53
29	6.50%, 11/15/2021	29
294	Solera LLC, 10.50%, 03/01/2024 (e)	335
82	Sonic Automotive, Inc., 6.13%, 03/15/2027	85
440	Southern Power Co., Series F, 4.95%, 12/15/2046	472
425	Southwestern Energy Co., 6.70%, 01/23/2025	435
465	Spectra Energy Partners LP, 4.50%, 03/15/2045	478
10	Speedway Motorsports, Inc., 5.13%, 02/01/2023	10
378	Springleaf Finance Corp., 7.75%, 10/01/2021	425
455	Sprint Capital Corp., 8.75%, 03/15/2032	552
	Sprint Communications, Inc.,
350	7.00%, 03/01/2020 (e)	380
236	7.00%, 08/15/2020	255
278	9.00%, 11/15/2018 (e)	294
	Sprint Corp.,
404	7.13%, 06/15/2024	437
697	7.25%, 09/15/2021	760
650	7.63%, 02/15/2025	716
492	7.88%, 09/15/2023	550
225	Standard Industries, Inc., 6.00%, 10/15/2025 (e)	243

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
873	Staples, Inc., 8.50%, 09/15/2025 (e)	770
116	Station Casinos LLC, 5.00%, 10/01/2025 (e)	116
	Steel Dynamics, Inc.,
121	5.00%, 12/15/2026	128
196	5.50%, 10/01/2024	210
155	Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/2023 (e)	162
5	Stone Energy Corp., 7.50%, 05/31/2022	5
545	Summit Materials LLC, 6.13%, 07/15/2023	565
	Summit Midstream Holdings LLC,
63	5.50%, 08/15/2022	64
159	5.75%, 04/15/2025	162
945	Sunoco Logistics Partners Operations LP, 5.35%, 05/15/2045 (j)	942
	Sunoco LP,
79	6.25%, 04/15/2021	83
150	6.38%, 04/01/2023	159
	SUPERVALU, Inc.,
522	6.75%, 06/01/2021	495
959	7.75%, 11/15/2022	908
42	Surgery Center Holdings, Inc., 6.75%, 07/01/2025 (e)	38
214	Symantec Corp., 5.00%, 04/15/2025 (e)	224
	Talen Energy Supply LLC,
240	6.50%, 06/01/2025	208
250	9.50%, 07/15/2022 (e)	258
155	Tallgrass Energy Partners LP, 5.50%, 09/15/2024 (e)	160
	Targa Resources Partners LP,
431	4.25%, 11/15/2023	429
85	5.00%, 01/15/2028 (e)	85
125	5.38%, 02/01/2027	130
553	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	509
	TEGNA, Inc.,
200	5.50%, 09/15/2024 (e)	210
205	6.38%, 10/15/2023	218
160	Teleflex, Inc., 5.25%, 06/15/2024	169
265	Tempur Sealy International, Inc., 5.63%, 10/15/2023	280
	Tenet Healthcare Corp.,
261	4.38%, 10/01/2021	260
132	4.50%, 04/01/2021	133
401	4.63%, 07/15/2024 (e)	395
603	5.13%, 05/01/2025 (e)	587

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
49	6.00%, 10/01/2020	52
18	6.75%, 02/01/2020	18
427	6.75%, 06/15/2023	401
150	7.00%, 08/01/2025 (e)	137
115	7.50%, 01/01/2022 (e)	121
285	8.13%, 04/01/2022	285
407	Terex Corp., 5.63%, 02/01/2025 (e)	433
300	Terraform Global Operating LLC, 9.75%, 08/15/2022 (e)	332
487	TerraForm Power Operating LLC, SUB, 6.62%, 06/15/2025 (e)	528
495	Tesla, Inc., 5.30%, 08/15/2025 (e)	478
1,000	Texas Company Holdings, 11.50%, 10/01/2020 (d) (bb)	5
150	Thermo Fisher Scientific, Inc., 4.10%, 08/15/2047	150
261	Titan International, Inc., 6.88%, 10/01/2020	269
	T-Mobile USA, Inc.,
862	6.00%, 04/15/2024	922
696	6.38%, 03/01/2025	752
400	6.50%, 01/15/2026	443
120	Toll Brothers Finance Corp., 5.63%, 01/15/2024	132
181	Tops Holding LLC, 8.00%, 06/15/2022 (e)	109
	TransDigm, Inc.,
362	5.50%, 10/15/2020	368
421	6.00%, 07/15/2022	439
269	6.38%, 06/15/2026	274
10	6.50%, 07/15/2024	10
159	6.50%, 05/15/2025	164
301	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	316
	Transocean, Inc.,
544	6.80%, 03/15/2038	442
328	7.50%, 01/15/2026 (e)	338
88	7.50%, 04/15/2031	79
472	9.00%, 07/15/2023 (e)	512
179	9.35%, 12/15/2041	173
84	SUB, 5.80%, 10/15/2022	82
99	TriMas Corp., 4.88%, 10/15/2025 (e)	100
128	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	135
86	Tronox Finance plc, 5.75%, 10/01/2025 (e)	90
273	Tutor Perini Corp., 6.88%, 05/01/2025 (e)	294
207	Tyson Foods, Inc., 4.55%, 06/02/2047	221

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Ultra Resources, Inc.,
1,129	6.88%, 04/15/2022 (e)	1,140
311	7.13%, 04/15/2025 (e)	311
354	Unit Corp., 6.63%, 05/15/2021	355
	United Continental Holdings, Inc.,
167	4.25%, 10/01/2022	168
321	5.00%, 02/01/2024	326
	United Rentals North America, Inc.,
114	4.63%, 10/15/2025	117
337	4.88%, 01/15/2028	339
700	5.50%, 07/15/2025	748
220	5.50%, 05/15/2027	235
61	5.75%, 11/15/2024	65
121	United States Steel Corp., 8.38%, 07/01/2021 (e)	132
92	Uniti Group LP, 6.00%, 04/15/2023 (e)	92
159	Univar USA, Inc., 6.75%, 07/15/2023 (e)	167
	Univision Communications, Inc.,
35	5.13%, 05/15/2023 (e)	35
42	5.13%, 02/15/2025 (e)	42
196	6.75%, 09/15/2022 (e)	203
280	US Concrete, Inc., 6.38%, 06/01/2024	301
114	USIS Merger Sub, Inc., 6.88%, 05/01/2025 (e)	118
	Valeant Pharmaceuticals International, Inc.,
183	5.50%, 11/01/2025 (e)	187
708	5.88%, 05/15/2023 (e)	597
211	6.13%, 04/15/2025 (e)	177
474	6.38%, 10/15/2020 (e)	471
162	6.50%, 03/15/2022 (e)	172
253	6.75%, 08/15/2021 (e)	245
353	7.00%, 03/15/2024 (e)	382
259	7.25%, 07/15/2022 (e)	249
164	7.50%, 07/15/2021 (e)	162
EUR 325	Reg. S, 4.50%, 05/15/2023	322
77	Valvoline, Inc., 4.38%, 08/15/2025 (e)	78
190	Venator Finance Sarl, 5.75%, 07/15/2025 (e)	201
	Verizon Communications, Inc.,
1,175	4.13%, 08/15/2046	1,065
330	4.27%, 01/15/2036	324
650	5.01%, 04/15/2049	663
235	5.50%, 03/16/2047	260
160	Versum Materials, Inc., 5.50%, 09/30/2024 (e)	170
846	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	926

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	United States — continued
	Viacom, Inc.,
830	4.38%, 03/15/2043	704
285	4.85%, 12/15/2034	266
155	5.25%, 04/01/2044	147
95	ViaSat, Inc., 5.63%, 09/15/2025 (e)	96
235	Vulcan Materials Co., 4.50%, 06/15/2047	237
76	Wabash National Corp., 5.50%, 10/01/2025 (e)	78
	Weatherford International Ltd.,
114	4.50%, 04/15/2022	103
96	6.50%, 08/01/2036	80
34	6.75%, 09/15/2040	28
54	9.88%, 02/15/2024	58
334	WellCare Health Plans, Inc., 5.25%, 04/01/2025	352
51	West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	52
	Western Digital Corp.,
146	7.38%, 04/01/2023 (e)	160
249	10.50%, 04/01/2024	292
40	Western Gas Partners LP, 5.45%, 04/01/2044	42
	Whiting Petroleum Corp.,
203	5.00%, 03/15/2019	205
243	5.75%, 03/15/2021	245
189	6.25%, 04/01/2023	188
	Williams Cos., Inc. (The),
165	3.70%, 01/15/2023	166
185	5.75%, 06/24/2044	196
142	7.75%, 06/15/2031	173
21	Series A, 7.50%, 01/15/2031	26
	Windstream Services LLC,
19	7.50%, 06/01/2022	14
109	7.50%, 04/01/2023	81
400	7.75%, 10/01/2021	302
	WMG Acquisition Corp.,
75	4.88%, 11/01/2024 (e)	77
55	5.00%, 08/01/2023 (e)	57
205	5.63%, 04/15/2022 (e)	213
230	6.75%, 04/15/2022 (e)	242
EUR 200	Reg. S, 4.13%, 11/01/2024	247
225	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	236
	XPO Logistics, Inc.,
195	6.13%, 09/01/2023 (e)	205
95	6.50%, 06/15/2022 (e)	100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
20	Xylem, Inc., 4.38%, 11/01/2046	21
	Zayo Group LLC,
357	5.75%, 01/15/2027 (e)	376
176	6.00%, 04/01/2023	185
120	6.38%, 05/15/2025	129

		184,871

	Venezuela, Bolivarian Republic of — 0.0% (g)
	Petroleos de Venezuela SA,
450	Reg. S, 5.38%, 04/12/2027	129
50	Reg. S, 5.50%, 04/12/2037	15
1,110	Reg. S, 6.00%, 11/15/2026	305
112	Reg. S, 8.50%, 10/27/2020	93
110	Reg. S, 9.00%, 11/17/2021	48
100	Reg. S, 9.75%, 05/17/2035	36
100	Reg. S, 12.75%, 02/17/2022	45

		671

	Total Corporate Bonds (Cost $281,607)	291,393

Foreign Government Securities — 11.2%
	Angola — 0.0% (g)
	Republic of Angola,
415	Reg. S, 7.00%, 08/17/2019	427
600	Reg. S, 9.50%, 11/12/2025	653

		1,080

	Argentina — 0.3%
	Provincia de Buenos Aires,
610	7.88%, 06/15/2027 (e)	674
600	Reg. S, 9.95%, 06/09/2021	695
	Provincia de Cordoba,
450	7.45%, 09/01/2024 (e)	494
300	Reg. S, 7.13%, 06/10/2021	323
150	Reg. S, 7.45%, 09/01/2024 (e)	165
150	Provincia de Mendoza Argentina, Reg. S, 8.38%, 05/19/2024	166
	Republic of Argentina,
1,492	(Argentina GDP), 0.00%, 12/15/2035 (aa)	167
900	6.88%, 04/22/2021	982
300	7.50%, 04/22/2026	339
351	8.28%, 12/31/2033	409
1,544	Reg. S, 7.13%, 06/28/2117	1,583

		5,997

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	Armenia — 0.0% (g)
400	Republic of Armenia, Reg. S, 7.15%, 03/26/2025	447

	Australia — 1.5%
AUD 42,454	Republic of Australia, Reg. S, 5.25%, 03/15/2019	34,023

	Azerbaijan — 0.0% (g)
200	Republic of Azerbaijan, Reg. S, 4.75%, 03/18/2024	206

	Belarus — 0.1%
	Republic of Belarus,
240	6.88%, 02/28/2023 (e)	255
230	7.63%, 06/29/2027 (e)	253
850	Reg. S, 6.88%, 02/28/2023 (e)	903
200	Reg. S, 7.63%, 06/29/2027 (e)	220
1,570	Reg. S, 8.95%, 01/26/2018	1,584

		3,215

	Bermuda — 0.0% (g)
200	Republic of Bermuda, Reg. S, 4.85%, 02/06/2024	218

	Brazil — 0.0% (g)
	Federative Republic of Brazil,
200	5.00%, 01/27/2045	186
650	6.00%, 04/07/2026	722
200	8.25%, 01/20/2034	261

		1,169

	Cameroon — 0.0% (g)
200	Republic of Cameroon, Reg. S, 9.50%, 11/19/2025	237

	Canada — 1.6%
	Republic of Canada,
CAD 15,200	1.50%, 03/01/2020	11,807
CAD 15,200	1.50%, 06/01/2026	11,409
CAD 16,515	1.75%, 03/01/2019	12,877

		36,093

	Colombia — 0.1%
	Republic of Colombia,
400	3.88%, 04/25/2027	404
790	5.00%, 06/15/2045	813
500	7.38%, 09/18/2037	659

		1,876

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Costa Rica — 0.1%
200	Instituto Costarricense de Electricidad, Reg. S, 6.38%, 05/15/2043	187
	Republic of Costa Rica,
200	Reg. S, 4.25%, 01/26/2023	197
200	Reg. S, 4.38%, 04/30/2025	196
400	Reg. S, 7.00%, 04/04/2044	416
200	Reg. S, 7.16%, 03/12/2045	213

		1,209

	Croatia — 0.1%
	Republic of Croatia,
300	Reg. S, 6.00%, 01/26/2024	341
200	Reg. S, 6.38%, 03/24/2021	221
500	Reg. S, 6.63%, 07/14/2020	547
200	Reg. S, 6.75%, 11/05/2019	215

		1,324

	Dominican Republic — 0.2%
	Government of Dominican Republic,
DOP 31,000	11.25%, 02/05/2027 (e) (bb)	698
100	Reg. S, 5.88%, 04/18/2024	109
1,320	Reg. S, 6.88%, 01/29/2026	1,508
870	Reg. S, 7.45%, 04/30/2044	1,032
250	Reg. S, 7.50%, 05/06/2021	276

		3,623

	Ecuador — 0.1%
	Republic of Ecuador,
280	8.75%, 06/02/2023 (e)	293
1,970	8.88%, 10/23/2027 (e)	2,009
200	Reg. S, 7.95%, 06/20/2024	202
200	Reg. S, 8.75%, 06/02/2023 (e)	210
400	Reg. S, 9.65%, 12/13/2026	431
200	Reg. S, 10.75%, 03/28/2022	226

		3,371

	Egypt — 0.1%
	Republic of Egypt,
200	Reg. S, 5.88%, 06/11/2025	204
400	Reg. S, 7.50%, 01/31/2027	442
750	Reg. S, 8.50%, 01/31/2047	847

		1,493

	El Salvador — 0.1%
	Republic of El Salvador,
270	Reg. S, 5.88%, 01/30/2025	265

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	El Salvador — continued
300	Reg. S, 6.38%, 01/18/2027	297
600	Reg. S, 7.63%, 02/01/2041	623
85	Reg. S, 7.65%, 06/15/2035	88
250	Reg. S, 7.75%, 01/24/2023	269
150	Reg. S, 8.25%, 04/10/2032	166

		1,708

	Ethiopia — 0.0% (g)
200	Republic of Ethiopia, Reg. S, 6.63%, 12/11/2024	206

	France — 0.3%
EUR 4,338	Republic of France, Reg. S, 3.25%, 05/25/2045	6,865

	Gabon — 0.1%
	Republic of Gabonese,
960	Reg. S, 6.38%, 12/12/2024	940
450	Reg. S, 6.95%, 06/16/2025	449

		1,389

	Ghana — 0.0% (g)
200	Republic of Ghana, Reg. S, 10.75%, 10/14/2030	266

	Honduras — 0.0% (g)
	Republic of Honduras,
200	Reg. S, 7.50%, 03/15/2024	226
200	Reg. S, 8.75%, 12/16/2020	227

		453

	Hungary — 0.1%
	Republic of Hungary,
550	5.38%, 03/25/2024	625
800	5.75%, 11/22/2023	920

		1,545

	Indonesia — 0.2%
	Republic of Indonesia,
IDR 10,000,000	7.00%, 05/15/2022	754
IDR 5,800,000	7.50%, 08/15/2032	435
IDR 16,900,000	8.25%, 05/15/2036	1,344
IDR 11,225,000	9.00%, 03/15/2029	935
200	Reg. S, 4.13%, 01/15/2025	209
200	Reg. S, 4.35%, 01/08/2027	212
200	Reg. S, 5.88%, 01/15/2024	230
200	Reg. S, 6.63%, 02/17/2037	257
400	Reg. S, 6.75%, 01/15/2044	536

		4,912

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Iraq — 0.0% (g)
500	Republic of Iraq, Reg. S, 5.80%, 01/15/2028	471

	Italy — 0.7%
	Republic of Italy,
EUR 9,796	0.45%, 06/01/2021	11,508
EUR 2,402	Reg. S, 3.50%, 03/01/2030 (e)	3,212
EUR 1,510	Reg. S, 4.75%, 09/01/2044 (e)	2,348

		17,068

	Ivory Coast — 0.1%
	Republic of Ivory Coast,
200	Reg. S, 6.38%, 03/03/2028	207
1,033	Reg. S, , SUB, 5.75%, 12/31/2032	1,016

		1,223

	Jamaica — 0.1%
	Government of Jamaica,
200	6.75%, 04/28/2028	231
200	7.88%, 07/28/2045	248
600	8.00%, 03/15/2039	746

		1,225

	Japan — 2.4%
	Government of Japan,
JPY 4,611,250	0.10%, 06/20/2026	40,824
JPY 1,790,000	0.10%, 12/20/2026	15,825

		56,649

	Jordan — 0.1%
	Kingdom of Jordan,
400	7.38%, 10/10/2047 (e)	418
200	Reg. S, 5.75%, 01/31/2027	200
1,130	Reg. S, 6.13%, 01/29/2026	1,168

		1,786

	Kazakhstan — 0.0% (g)
	Republic of Kazakhstan,
200	Reg. S, 3.88%, 10/14/2024	207
200	Reg. S, 6.50%, 07/21/2045	250

		457

	Kenya — 0.0% (g)
600	Republic of Kenya, Reg. S, 6.88%, 06/24/2024	623

	Lebanon — 0.2%
	Republic of Lebanon,
250	6.15%, 06/19/2020	251
200	6.25%, 05/27/2022	199

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	Lebanon — continued
800	6.38%, 03/09/2020	811
145	Reg. S, 5.15%, 06/12/2018	146
2,335	Reg. S, 5.45%, 11/28/2019	2,338
343	Reg. S, 6.60%, 11/27/2026	330
1,000	Reg. S, 6.65%, 02/26/2030	939
700	Reg. S, 8.25%, 04/12/2021	742

		5,756

	Mexico — 0.0% (g)
	United Mexican States,
200	4.15%, 03/28/2027	208
300	5.55%, 01/21/2045	335
100	5.75%, 10/12/2110	105

		648

	Mongolia — 0.0% (g)
	Mongolia Government Bond,
260	5.63%, 05/01/2023 (e)	260
430	Reg. S, 8.75%, 03/09/2024	492
200	Reg. S, 10.88%, 04/06/2021	235

		987

	Namibia — 0.0% (g)
400	Republic of Namibia, Reg. S, 5.25%, 10/29/2025	407

	Oman — 0.1%
	Oman Government Bond,
300	Reg. S, 4.75%, 06/15/2026	296
400	Reg. S, 5.38%, 03/08/2027	410
1,228	Reg. S, 6.50%, 03/08/2047	1,264

		1,970

	Pakistan — 0.1%
	Republic of Pakistan,
1,070	Reg. S, 7.25%, 04/15/2019	1,114
300	Reg. S, 8.25%, 04/15/2024	334

		1,448

	Panama — 0.0% (g)
	Republic of Panama,
400	6.70%, 01/26/2036	528
100	8.88%, 09/30/2027	145
200	9.38%, 04/01/2029	300

		973

	Paraguay — 0.0% (g)
	Republic of Paraguay,
200	Reg. S, 4.70%, 03/27/2027	210

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Paraguay — continued
400	Reg. S, 6.10%, 08/11/2044	456

		666

	Peru — 0.0% (g)
	Republic of Peru,
300	4.13%, 08/25/2027	328
150	5.63%, 11/18/2050	189
200	8.75%, 11/21/2033	316

		833

	Philippines — 0.0% (g)
350	Republic of Philippines, 7.75%, 01/14/2031	503

	Poland — 0.0% (g)
PLN 1,400	Republic of Poland, 2.50%, 07/25/2027	355

	Romania — 0.1%
	Republic of Romania,
RON 4,600	3.50%, 12/19/2022	1,164
500	Reg. S, 4.38%, 08/22/2023	534

		1,698

	Russia — 0.2%
	Russian Federation,
RUB 164,980	7.75%, 09/16/2026	2,868
200	Reg. S, 4.88%, 09/16/2023	218
800	Reg. S, 5.25%, 06/23/2047	819
400	Reg. S, 5.63%, 04/04/2042	441
400	Reg. S, 5.88%, 09/16/2043	457

		4,803

	Senegal — 0.0% (g)
200	Republic of Senegal, Reg. S, 6.25%, 05/23/2033	207

	Serbia — 0.0% (g)
	Republic of Serbia,
400	Reg. S, 4.88%, 02/25/2020	417
300	Reg. S, 7.25%, 09/28/2021	345

		762

	South Africa — 0.1%
	Republic of South Africa,
200	4.30%, 10/12/2028	185
100	4.67%, 01/17/2024	101
200	5.38%, 07/24/2044	188
200	5.50%, 03/09/2020	211
100	5.88%, 05/30/2022	109
200	5.88%, 09/16/2025	213

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of Options contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Foreign Government Securities — continued
	South Africa — continued
ZAR 20,261	8.75%, 02/28/2048	1,252

		2,259

	Spain — 0.5%
EUR 8,183	Kingdom of Spain, Reg. S, 4.00%, 04/30/2020 (e)	10,527

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
470	6.20%, 05/11/2027 (e)	499
600	Reg. S, 6.25%, 10/04/2020	640
300	Reg. S, 6.25%, 07/27/2021	324
500	Reg. S, 6.85%, 11/03/2025	555

		2,018

	Turkey — 0.2%
	Republic of Turkey,
TRY 1,262	2.90%, 07/07/2027	335
810	4.88%, 04/16/2043	699
200	5.75%, 05/11/2047	191
800	6.00%, 03/25/2027	843
200	6.00%, 01/14/2041	200
200	6.25%, 09/26/2022	217
400	6.63%, 02/17/2045	427
450	7.38%, 02/05/2025	517
100	8.00%, 02/14/2034	122

		3,551

	Ukraine — 0.3%
	Republic of Ukraine,
300	7.38%, 09/25/2032 (e)	295
312	Reg. S, (IGDCUKR Index + 1.00% Cap), 0.00%, 05/31/2040 (aa)	179
950	Reg. S, 7.75%, 09/01/2020	1,012
770	Reg. S, 7.75%, 09/01/2021	821
100	Reg. S, 7.75%, 09/01/2023	106
1,700	Reg. S, 7.75%, 09/01/2024	1,781
300	Reg. S, 7.75%, 09/01/2025	312
100	Reg. S, 7.75%, 09/01/2026	103
1,190	Reg. S, 7.75%, 09/01/2027	1,226
200	Ukreximbank Via Biz Finance plc, Reg. S, 9.75%, 01/22/2025	218

		6,053

	United Kingdom — 0.8%
GBP 13,384	United Kingdom Gilt, Reg. S, 1.50%, 07/22/2026	18,161

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Uruguay — 0.1%
	Republic of Uruguay,
300	4.38%, 10/27/2027	324
550	5.10%, 06/18/2050	590
350	7.88%, 01/15/2033	496

		1,410

	Venezuela, Bolivarian Republic of — 0.0% (g)
	Republic of Venezuela,
50	9.38%, 01/13/2034	17
70	Reg. S, 6.00%, 12/09/2020	27
180	Reg. S, 7.65%, 04/21/2025	59
80	Reg. S, 7.75%, 10/13/2019	37
150	Reg. S, 8.25%, 10/13/2024	50
50	Reg. S, 9.00%, 05/07/2023	17
150	Reg. S, 9.25%, 05/07/2028	49
120	Reg. S, 11.75%, 10/21/2026	49
130	Reg. S, 12.75%, 08/23/2022	57

		362

	Vietnam — 0.0% (g)
200	Republic of Vietnam, Reg. S, 4.80%, 11/19/2024	214

	Zambia — 0.0% (g)
800	Republic of Zambia, Reg. S, 8.97%, 07/30/2027	870

	Total Foreign Government Securities (Cost $260,736)	259,868

Loan Assignments — 0.3% (cc)
	Canada — 0.0% (g)
65	Concordia Healthcare Corp., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 10/21/2021 (aa) ^	54
75	MacDonald, Dettwiler and Associates Ltd., Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.10%, 10/05/2024 (aa)	75
88	MEG Energy Corp 2017, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 3.50%), 4.83%, 12/31/2023 (aa) ^	89

		218

	United States — 0.3%
36	Avaya, Inc., Dip Term Loan, (ICE LIBOR USD 1 Month + 7.50%), 8.74%, 01/24/2018 (d) (aa)	36
145	Avaya, Inc., Extending Tranche Term Loan B-3, (ICE LIBOR USD 3 Month + 4.50%), 5.87%, 01/26/2018 (d) (aa)	120

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Loan Assignments — continued
	United States — continued
185	Avaya, Inc., Term Loan B-6, (ICE LIBOR USD 3 Month + 5.50%), 6.87%, 03/31/2018 (d) (aa)	153
1,088	California Resources Corp., 1st Lien Second Out Term Loan, (ICE LIBOR USD 1 Month + 10.38%), 11.61%, 12/31/2021 (aa) ^	1,165
756	Chesapeake Energy Corp., 1st Lien Last Out, (ICE LIBOR USD 3 Month + 7.50%), 8.81%, 08/23/2021 (aa) ^	810
183	Cincinnati Bell, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 4.99%, 10/02/2024 (aa)	185
211	Consolidated Communications, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.25%, 10/05/2023 (aa)	207
232	Cortes NP Acquisition Corporation, Term B Loan, (US Prime Rate + 3.00%), 5.24%, 11/30/2023 (aa)	234
47	FGI Operating Co. LLC, Term B Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.50%, 04/19/2019 (aa)	34
457	First Data Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.74%, 04/26/2024 (aa)	458
283	Genesys Telecom Holdings, 1st Lien Term Loan B2, (ICE LIBOR USD 3 Month + 3.75%), 5.08%, 12/01/2023 (aa)	285
416	Moran Foods LLC, Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.24%, 11/29/2023 (aa)	370
68	MTL Publishing LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.74%, 08/21/2023 (aa)	68
96	ON Semiconductor Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%, 3.23% Floor), 3.49%, 03/31/2023 (aa)	96
204	Petco Animal Supplies, Inc., 1st Lien Term Loan B1, (ICE LIBOR USD 3 Month + 3.00%), 4.38%, 01/26/2023 (aa)	167
124	PetSmart, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 03/11/2022 (aa)	106
163	Quest Software Us Holdings, Inc., Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 7.38%, 10/31/2022 (aa)	165
190	Revlon Consumer Products Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 4.74%, 09/07/2023 (aa)	164
5	Rite Aid Corp., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.00%, 08/21/2020 (aa)	5

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
272	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 4.50%, 06/20/2024 (aa) ^	275
60	Supervalu, Inc., Delayed Draw Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 4.74%, 06/02/2024 (aa)	58
99	Supervalu, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 4.74%, 06/08/2024 (aa)	96
343	Syniverse Holdings, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 04/23/2019 (aa)	334
87	Syniverse Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.33%, 04/23/2019 (aa)	85
616	Viskase Corp., Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.58%, 01/30/2021 (aa)	594

		6,270

	Total Loan Assignments (Cost $6,531)	6,488

Mortgage-Backed Security — 0.3%
8,000	FNMA, 3.00%, 11/01/2032 (Cost $8,201)	8,199

NUMBER OF CONTRACTS
Options Purchased — 1.1%
	Call Options — 1.1%
	Europe — 0.2%
1,465	Euro STOXX 50 Index, expiring 12/15/2017 at EUR 3,400.00, European Style (a) Notional Amount: EUR 53,823 Exchange Traded	4,898

	Japan — 0.3%
864	TOPIX Index, expiring 12/08/2017 at JPY 1,700.00, European Style (a) Notional Amount: JPY 2,911,075 Exchange Traded	6,079

	United States — 0.6%
52,400	iShares MSCI Emerging Markets Fund, expiring 12/15/2017 at USD 45.00, American Style (a) Notional Amount: USD 242,507 Exchange Traded	9,720
350	Newell Brands Inc., expiring 01/19/2018 at USD 50.00, American Style (a) Notional Amount: USD 1,427 Exchange Traded	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of Options contracts)

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
		United States — continued
508		S&P 500 Index, expiring 12/15/2017 at USD 2,500.00, European Style (a) Notional Amount: USD 130,823 Exchange Traded	4,374

			14,098

		Total Call Options Purchased	25,075

		Put Options— 0.0% (g)
		United States — 0.0% (g)
75		S&P 500 Index, expiring 12/29/2017 at USD 2,525.00, European Style (a) (o) Notional Amount: USD 19,314 Exchange Traded	162

NOTIONAL AMOUNT
		Europe— 0.0% (g)
EUR 4,239		Foreign Exchange USD/EUR 12/14/2017 at EUR 1.16, Vanilla, European Style (a) Notional Amount: EUR 4,239 Counterparty: Bank of America NA (o)	29

		United States— 0.0% (g)
6,200		Foreign Exchange MXN/USD 01/17/2018 at USD 17.98, Vanilla, European Style (a) Notional Amount: USD 6,200 Counterparty: Goldman Sachs International	10

		Total Put Options Purchased	201

		Total Options Purchased (Cost $14,731)	25,276

SHARES
Preferred Stocks — 0.0% (g)
		Bermuda — 0.0% (g)
—	(h)	XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 4.48%, 12/04/2017 ($1,000 par value) (aa) @	81

		United States — 0.0% (g)
1		GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.10%, 02/15/2040 ($25 par value) (aa)	17
3		Goodman Private Preferred (bb)	10

			27

		Total Preferred Stocks (Cost $99)	108

Supranational — 0.0% (g)
270		African Export-Import Bank (The), Reg. S, 4.13%, 06/20/2024 (Cost $274)	273

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE

Rights — 0.0% (g)
	United States — 0.0%
44	Media General, Inc., CVR (a) (bb)	2
17	Vistra Energy Corp., expiring 12/31/2049 (a) (bb)	16

	Total Rights (Cost $—)	18

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 2.2%
	U.S. Treasury Bonds,
9,696	3.63%, 08/15/2043	11,086
11,646	3.75%, 08/15/2041	13,567
3,698	5.38%, 02/15/2031	4,927
2,135	6.13%, 08/15/2029	2,949
	U.S. Treasury Notes,
12,295	0.75%, 01/31/2018 (k)	12,281
5,997	2.13%, 05/15/2025	5,935

	Total U.S. Treasury Obligations (Cost $50,833)	50,745

Short-Term Investments — 10.8%
	Foreign Government Treasury Bills — 0.4%
	Canadian Treasury Bills,
CAD 4,052	0.63%, 11/16/2017 (n)	3,140
CAD 4,055	0.64%, 12/14/2017 (n)	3,140
CAD 4,106	1.35%, 10/18/2018 (n)	3,143

	Total Foreign Government Treasury Bills (Cost $9,386)	9,423

SHARES
	Investment Company — 10.4%
240,842	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $240,842)	240,842

	Total Short-Term Investments (Cost $250,228)	250,265

	Total Investments — 103.0% (Cost $2,181,685)	2,396,607
	Liabilities in Excess of Other Assets — (3.0)%	(70,222)

	NET ASSETS — 100.0%	$2,326,385

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — 1.1%
Common Stocks — 1.1%
	United States — 1.1%
4	Altria Group, Inc.	259
16	Cardinal Health, Inc.	961
10	CBS Corp. (Non-Voting), Class B	559
32	Church & Dwight Co., Inc.	1,438
1	CME Group, Inc.	163
2	Consolidated Edison, Inc.	166
6	Costco Wholesale Corp.	1,038
9	Coty, Inc., Class A	132
1	Crown Castle International Corp.	160
2	Dominion Energy, Inc.	165
18	Express Scripts Holding Co. (a)	1,083
32	General Electric Co.	639
18	General Mills, Inc.	949
43	Harley-Davidson, Inc.	2,034
11	Henry Schein, Inc. (a)	892
3	International Paper Co.	164
26	Johnson Controls International plc	1,083
4	Kellogg Co.	244
37	Kimberly-Clark Corp.	4,190
27	Mondelez International, Inc., Class A	1,123
3	National Fuel Gas Co.	151
9	Omnicom Group, Inc.	611
8	Papa John’s International, Inc.	521
11	Sealed Air Corp.	501
31	Starbucks Corp.	1,686
3	Sysco Corp.	143
21	TJX Cos., Inc. (The)	1,469
43	United Natural Foods, Inc. (a)	1,682
6	Walt Disney Co. (The)	562
2	Welltower, Inc.	149
6	Whirlpool Corp.	956
2	WR Berkley Corp.	145

	Total Securities Sold Short (Proceeds $26,995)	26,018

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	10.8%
Banks	7.1
Collateralized Mortgage Obligations	5.7
Oil, Gas & Consumable Fuels	4.0
Pharmaceuticals	3.5
Insurance	3.3
Semiconductors & Semiconductor Equipment	2.3
Internet Software & Services	2.2
IT Services	2.1
Capital Markets	2.0
Media	1.9
Software	1.8
Asset-Backed Securities	1.7
Health Care Providers & Services	1.6
Automobiles	1.6
Machinery	1.6
Diversified Telecommunication Services	1.6
Beverages	1.5
U.S. Treasury Bonds	1.4
Metals & Mining	1.3
Chemicals	1.3
Food & Staples Retailing	1.2
Electric Utilities	1.2
Hotels, Restaurants & Leisure	1.2
Technology Hardware, Storage & Peripherals	1.1
Call Options Purchased	1.0
Internet & Direct Marketing Retail	1.0
Household Durables	1.0
Food Products	1.0
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	19.6
Short-Term Investments	10.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

INDUSTRY (SHORT)	PERCENTAGE
Household Products	21.6%
Health Care Providers & Services	11.3
Food & Staples Retailing	11.0
Food Products	8.9
Hotels, Restaurants & Leisure	8.5
Automobiles	7.8
Media	6.7
Specialty Retail	5.6

INDUSTRY (SHORT)	PERCENTAGE
Building Products	4.2%
Household Durables	3.7
Containers & Packaging	2.6
Industrial Conglomerates	2.5
Multi-Utilities	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Tobacco	1.0
Others (each less than 1.0%)	2.1

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Hang Seng Index	22	11/2017	HKD	$3,979	$(49)
Australia 10 Year Bond	98	12/2017	AUD	9,665	(9)
Canada 10 Year Bond	118	12/2017	CAD	12,570	151
EURO STOXX 50 Index	137	12/2017	EUR	5,876	234
Foreign Exchange EUR/USD	725	12/2017	USD	105,859	(3,353)
Foreign Exchange JPY/USD	537	12/2017	USD	59,161	(3,316)
FTSE 100 Index	39	12/2017	GBP	3,869	83
Russell 2000 E-Mini Index	251	12/2017	USD	18,859	937
TOPIX Index	53	12/2017	JPY	8,286	301
U.S. Treasury Long Bond	6	12/2017	USD	914	9

					(5,012)

Short Contracts
EURO STOXX 50 Index	(1,915)	12/2017	EUR	(82,141)	(2,283)
FTSE 100 Index	(245)	12/2017	GBP	(24,306)	(481)
MSCI Emerging Markets E-Mini Index	(176)	12/2017	USD	(9,893)	(57)
MSCI Europe NTR Index	(5,152)	12/2017	EUR	(131,804)	(4,744)
S&P 500 E-Mini Index	(14)	12/2017	USD	(1,801)	(8)
TOPIX Index	(103)	12/2017	JPY	(16,103)	(455)
U.S. Treasury 10 Year Note	(201)	12/2017	USD	(25,106)	294

					(7,734)

					(12,746)

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	9,562	CAD	12,105	Citibank, NA	11/29/2017	$177
USD	68	CAD	84	Morgan Stanley	11/29/2017	2
CLP	197,284	USD	309	Citibank, NA**	12/15/2017	1
CNY	1,824	USD	273	Australia & New Zealand Banking Group Ltd.**	12/15/2017	1
CZK	6,965	EUR	268	Goldman Sachs International	12/15/2017	4
ILS	889	USD	253	Goldman Sachs International	12/15/2017	—	(h)
INR	16,146	USD	248	Citibank, NA**	12/15/2017	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2017

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
KRW	328,724	USD	291	Goldman Sachs International**	12/15/2017	$3
PLN	677	USD	186	Royal Bank of Canada	12/15/2017	—	(h)
RUB	9,944	USD	169	Citibank, NA**	12/15/2017	1
TRY	1,112	USD	288	Citibank, NA	12/15/2017	1
TRY	1,565	USD	405	Goldman Sachs International	12/15/2017	2
USD	308	AUD	400	Australia & New Zealand Banking Group Ltd.	12/15/2017	2
USD	292	AUD	374	Citibank, NA	12/15/2017	6
USD	564	AUD	722	Goldman Sachs International	12/15/2017	12
USD	1,161	BRL	3,709	Citibank, NA**	12/15/2017	34
USD	1,469	BRL	4,783	Goldman Sachs International**	12/15/2017	15
USD	283	CAD	353	Australia & New Zealand Banking Group Ltd.	12/15/2017	10
USD	2,185	CAD	2,736	Citibank, NA	12/15/2017	64
USD	285	CAD	357	Credit Suisse International	12/15/2017	8
USD	384	CAD	482	Goldman Sachs International	12/15/2017	11
USD	263	CAD	322	Royal Bank of Canada	12/15/2017	13
USD	913	CLP	570,548	Goldman Sachs International**	12/15/2017	17
USD	249	COP	744,443	Citibank, NA**	12/15/2017	5
USD	32	EUR	26	Australia & New Zealand Banking Group Ltd.	12/15/2017	1
USD	1,205	EUR	1,028	Citibank, NA	12/15/2017	4
USD	1,977	EUR	1,665	Royal Bank of Canada	12/15/2017	33
USD	253	HUF	64,725	Goldman Sachs International	12/15/2017	10
USD	253	ILS	889	Goldman Sachs International	12/15/2017	—	(h)
USD	543	MXN	10,009	Goldman Sachs International	12/15/2017	25
USD	33	MXN	634	State Street Corp.	12/15/2017	—	(h)
USD	253	PHP	13,019	Citibank, NA**	12/15/2017	2
USD	372	PHP	19,273	Goldman Sachs International**	12/15/2017	1
USD	250	PLN	894	Citibank, NA	12/15/2017	5
USD	1,263	PLN	4,507	Royal Bank of Canada	12/15/2017	25
USD	1,230	RON	4,789	Credit Suisse International	12/15/2017	18
USD	1,318	RUB	76,434	Citibank, NA**	12/15/2017	17
USD	256	RUB	14,919	Goldman Sachs International**	12/15/2017	2
USD	1,079	RUB	63,162	Goldman Sachs International**	12/15/2017	5
USD	342	SGD	465	Credit Suisse International	12/15/2017	1
USD	310	SGD	422	State Street Corp.	12/15/2017	—	(h)
USD	5,839	TRY	21,406	Citibank, NA	12/15/2017	268
USD	1,114	TRY	3,947	Goldman Sachs International	12/15/2017	86
USD	558	TRY	2,074	Royal Bank of Canada	12/15/2017	19
USD	2,584	ZAR	34,365	Citibank, NA	12/15/2017	173
USD	274	ZAR	3,776	Credit Suisse International	12/15/2017	9
USD	59	ZAR	819	Goldman Sachs International	12/15/2017	2
USD	2,331	ZAR	31,919	Royal Bank of Canada	12/15/2017	91
USD	605	ZAR	8,462	State Street Corp.	12/15/2017	11
ZAR	9,340	USD	653	Goldman Sachs International	12/15/2017	3
CHF	1,493	USD	1,495	Goldman Sachs International	12/28/2017	8
DKK	5,786	EUR	777	Credit Suisse International	12/28/2017	—	(h)
GBP	3,347	EUR	3,721	Goldman Sachs International	12/28/2017	104
GBP	1,193	EUR	1,357	TD Bank Financial Group	12/28/2017	1
GBP	596	EUR	668	Union Bank of Switzerland AG	12/28/2017	13
GBP	258	USD	339	Australia & New Zealand Banking Group Ltd.	12/28/2017	4
GBP	299	USD	391	Citibank, NA	12/28/2017	6
GBP	254	USD	336	Union Bank of Switzerland AG	12/28/2017	1
USD	47,187	AUD	59,472	Australia & New Zealand Banking Group Ltd.	12/28/2017	1,695
USD	49,670	CAD	61,007	TD Bank Financial Group	12/28/2017	2,353
USD	4,367	CHF	4,204	Goldman Sachs International	12/28/2017	136
USD	697	CHF	688	Royal Bank of Canada	12/28/2017	4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	1,059	CHF	1,026	TD Bank Financial Group	12/28/2017	$27
USD	4,080	DKK	25,188	Goldman Sachs International	12/28/2017	123
USD	615	DKK	3,875	State Street Corp.	12/28/2017	6
USD	7,986	EUR	6,772	Australia & New Zealand Banking Group Ltd.	12/28/2017	72
USD	216,255	EUR	179,445	Barclays Bank plc	12/28/2017	6,523
USD	7,808	EUR	6,616	Goldman Sachs International	12/28/2017	75
USD	118	EUR	100	HSBC Bank, N.A.	12/28/2017	1
USD	142	EUR	119	Morgan Stanley	12/28/2017	3
USD	108	EUR	90	National Australia Bank Ltd.	12/28/2017	3
USD	486	EUR	407	Royal Bank of Canada	12/28/2017	10
USD	106	EUR	90	Standard Chartered Bank	12/28/2017	1
USD	502	EUR	425	Union Bank of Switzerland AG	12/28/2017	6
USD	26,023	GBP	19,130	Australia & New Zealand Banking Group Ltd.	12/28/2017	569
USD	75,670	JPY	8,441,191	State Street Corp.	12/28/2017	1,208
USD	687	SEK	5,615	Deutsche Bank AG	12/28/2017	14
USD	127	EUR	107	Citibank, NA	01/18/2018	2

Total unrealized appreciation						14,168

ARS	17,637	USD	984	Citibank, NA**	12/15/2017	(11)
ARS	4,006	USD	223	Goldman Sachs International**	12/15/2017	(2)
AUD	375	USD	291	Citibank, NA	12/15/2017	(4)
AUD	318	USD	250	Goldman Sachs International	12/15/2017	(7)
BRL	7,821	USD	2,451	Citibank, NA**	12/15/2017	(73)
BRL	670	USD	211	Goldman Sachs International**	12/15/2017	(7)
CAD	391	EUR	263	State Street Corp.	12/15/2017	(4)
CLP	623,029	USD	1,010	Citibank, NA**	12/15/2017	(32)
CLP	193,864	USD	308	Goldman Sachs International**	12/15/2017	(4)
CLP	1,574,113	USD	2,536	Goldman Sachs International**	12/15/2017	(64)
CNY	1,473	USD	223	Citibank, NA**	12/15/2017	(2)
CNY	6,655	USD	1,013	Goldman Sachs International**	12/15/2017	(13)
COP	744,443	USD	253	Goldman Sachs International**	12/15/2017	(9)
CZK	2,162	USD	99	Citibank, NA	12/15/2017	(1)
CZK	11,062	USD	511	Goldman Sachs International	12/15/2017	(8)
EUR	2,961	USD	3,562	Australia & New Zealand Banking Group Ltd.	12/15/2017	(104)
EUR	150	USD	180	Goldman Sachs International	12/15/2017	(5)
HUF	201,323	EUR	649	Citibank, NA	12/15/2017	(3)
HUF	64,725	USD	252	Citibank, NA	12/15/2017	(9)
IDR	5,052,652	USD	372	Goldman Sachs International**	12/15/2017	(1)
IDR	3,364,616	USD	253	Goldman Sachs International**	12/15/2017	(6)
INR	64,593	USD	1,001	Goldman Sachs International**	12/15/2017	(7)
MXN	5,409	USD	294	Citibank, NA	12/15/2017	(14)
MXN	32,273	USD	1,735	Goldman Sachs International	12/15/2017	(64)
PLN	1,636	USD	454	Credit Suisse International	12/15/2017	(5)
PLN	4,489	USD	1,264	Goldman Sachs International	12/15/2017	(30)
PLN	1,568	USD	439	Royal Bank of Canada	12/15/2017	(9)
RUB	93,953	USD	1,611	Citibank, NA**	12/15/2017	(13)
RUB	3,679	USD	64	Goldman Sachs International**	12/15/2017	(1)
RUB	66,382	USD	1,135	Goldman Sachs International**	12/15/2017	(6)
TRY	14,234	USD	3,839	Citibank, NA	12/15/2017	(134)
TRY	9,284	USD	2,563	Goldman Sachs International	12/15/2017	(147)
USD	1,137	CLP	728,767	Citibank, NA**	12/15/2017	(8)
USD	1,402	CLP	897,827	Goldman Sachs International**	12/15/2017	(9)
USD	291	KRW	328,724	Goldman Sachs International**	12/15/2017	(3)
USD	274	SGD	374	Credit Suisse International	12/15/2017	(1)
USD	308	ZAR	4,407	State Street Corp.	12/15/2017	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2017

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
ZAR	36,536	USD	2,713	Citibank, NA	12/15/2017	$(149)
ZAR	3,938	USD	281	Credit Suisse International	12/15/2017	(4)
ZAR	10,678	USD	781	Royal Bank of Canada	12/15/2017	(31)
AUD	14,250	USD	11,382	Australia & New Zealand Banking Group Ltd.	12/28/2017	(482)
CAD	14,523	USD	11,815	National Australia Bank Ltd.	12/28/2017	(551)
CHF	2,183	EUR	1,893	Australia & New Zealand Banking Group Ltd.	12/28/2017	(15)
CHF	961	EUR	842	TD Bank Financial Group	12/28/2017	(17)
CHF	636	GBP	486	Royal Bank of Canada	12/28/2017	(7)
CHF	332	USD	337	Australia & New Zealand Banking Group Ltd.	12/28/2017	(3)
DKK	3,219	USD	520	Goldman Sachs International	12/28/2017	(15)
DKK	4,941	USD	799	State Street Corp.	12/28/2017	(23)
DKK	3,804	USD	606	Union Bank of Switzerland AG	12/28/2017	(9)
EUR	9,214	USD	11,082	Australia & New Zealand Banking Group Ltd.	12/28/2017	(314)
EUR	743	USD	876	Merrill Lynch International	12/28/2017	(7)
EUR	158	USD	187	National Australia Bank Ltd.	12/28/2017	(2)
EUR	3,273	USD	3,894	Societe Generale	12/28/2017	(69)
GBP	20,835	USD	28,343	Australia & New Zealand Banking Group Ltd.	12/28/2017	(619)
GBP	112	USD	152	Goldman Sachs International	12/28/2017	(3)
GBP	4,106	USD	5,553	State Street Corp.	12/28/2017	(90)
JPY	1,994,996	USD	17,977	National Australia Bank Ltd.	12/28/2017	(379)
NOK	7,499	USD	965	Goldman Sachs International	12/28/2017	(45)
SEK	8,471	USD	1,071	Goldman Sachs International	12/28/2017	(55)
SEK	11,398	USD	1,406	State Street Corp.	12/28/2017	(40)
USD	5,003	EUR	4,290	Australia & New Zealand Banking Group Ltd.	12/28/2017	(11)
USD	610	EUR	523	State Street Corp.	12/28/2017	(1)
USD	5,139	JPY	582,980	BNP Paribas	12/28/2017	(4)
EUR	107	USD	127	Westpac Banking Corp.	01/18/2018	(2)
EGP	9,230	USD	505	Citibank, NA**	03/15/2018	(2)

Total unrealized depreciation						(3,770)

Net unrealized appreciation						10,398

Over the Counter “OTC” Credit default swap contracts outstanding — buy protection(1) as of October 31, 2017:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT(3)	UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Turkey, 11.88%, 01/15/2030	1.00	Quarterly	Goldman Sachs International	12/20/2022	1.84	USD 6,500	289	(40)	249
United Mexican States, 4.15%, 03/28/2027	1.00	Quarterly	Citigroup Global Markets Holdings, Inc.	12/20/2022	1.06	USD 1,000	6	(4)	2
United Mexican States, 4.15%, 03/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2022	1.06	USD 1,200	9	(6)	3

							304	(50)	254

(1) –

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2) –

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(3) –	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4) –

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2017:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
6 Month PRIBOR semi-annually	1.67% annually	Receive	09/05/2027	CZK	50,000	37
1 month TIIE monthly	7.38% monthly	Pay	10/05/2020	MXN	109,000	(37)

						—

(a)	Value of floating rate index at October 31, 2017 was as follows:

FLOATING RATE INDEX	VALUE
6 Month PRIBOR	0.66%
1 Month TIIE	7.38%

Written Put Options Contracts as of October 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE ($)
Foreign Exchange USD/EUR	Merrill Lynch International	4,239	EUR	4,239	EUR	1.16	12/14/2017	(30)
S&P 500 Index	Exchange Traded	75	USD	19,314	USD	2,400.00	12/29/2017	(64)

Total Written Options Contracts (Premiums Received $116)								(94)

Total Return Basket Swap Outstanding at October 31, 2017:
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE	NET UNREALIZED APPRECIATION (DEPRECIATION)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE ($)
Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.35% to 1.50%), which is denominated in GBP based on the local currencies of the positions within the swaps.	03/29/2019	$24,130	$166	$104	270

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
Switzerland
Glencore plc	649	$3,131	$5	0.0	(g)

United Kingdom
Anglo American plc	82	1,541	(13)	0.0	(g)
Ashtead Group plc	50	1,278	60	0.0	(g)
Aviva plc	208	1,398	20	0.0	(g)
Barratt Developments plc	146	1,270	(2)	0.0	(g)
Fevertree Drinks plc	39	1,099	(24)	0.0	(g)
InterContinental Hotels Group plc	28	1,561	21	0.0	(g)
Lloyds Banking Group plc	2,722	2,468	61	0.0	(g)
Man Group plc	536	1,379	35	0.0	(g)
Next plc	21	1,401	(54)	0.0	(g)
Pearson plc	154	1,441	45	0.0	(g)
Persimmon plc	50	1,859	67	0.0	(g)
Rio Tinto plc	53	2,493	(50)	0.0	(g)
Taylor Wimpey plc	457	1,210	10	0.0	(g)
Weir Group plc (The)	23	601	(15)	0.0	(g)

	4,569	20,999	161	0.0	(g)

Total Common Stock	5,218	24,130	166	0.0	(g)

Total Long Positions of Total Return Basket Swap	5,218	24,130	166	0.0	(g)

(1) —	Notional value represents market value as of October 31, 2017 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2) —	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.

The following reference rates, and their values as of period-end, are used for security descriptions:

LIBOR London Interbank Offered Rate 1.38%

Summary of total OTC swap contracts outstanding as of October 31, 2017:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding—buy protection	304	254
Total Return Basket Swaps Outstanding	—	270

Total OTC swap contracts outstanding	304	524

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	51

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.6%
	United States — 4.6%
	ABFC Trust,
286	Series 2003-OPT1, Class A1A, 2.06%, 04/25/2033 (z) (bb)	282
1,693	Series 2004-HE1, Class M1, 2.14%, 03/25/2034 (z) (bb)	1,690
1,046	Series 2004-OPT3, Class M1, 1.99%, 09/25/2033 (z) (bb)	990
2,796	Series 2004-OPT5, Class A1, 1.94%, 06/25/2034 (z) (bb)	2,727
1,558	Series 2005-WF1, Class M1, 1.78%, 11/25/2034 (z) (bb)	1,554
1,063	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, 2.11%, 01/25/2035 (z) (bb)	1,042
	ACE Securities Corp. Home Equity Loan Trust,
1,115	Series 2003-FM1, Class M1, 2.53%, 11/25/2032 (z) (bb)	1,105
1,280	Series 2003-HE1, Class M1, 2.21%, 11/25/2033 (z)	1,256
811	Series 2003-NC1, Class M1, 2.41%, 07/25/2033 (z) (bb)	803
3,848	Series 2003-OP1, Class M1, 2.29%, 12/25/2033 (z) (bb)	3,806
1,005	Series 2004-HE2, Class M1, 2.27%, 10/25/2034 (z) (bb)	1,010
1,454	Series 2004-HE4, Class M2, 2.21%, 12/25/2034 (z) (bb)	1,412
4,201	Series 2004-OP1, Class M2, 2.81%, 04/25/2034 (z) (bb)	4,140
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
632	Series 2002-AR1, Class M1, 2.31%, 09/25/2032 (z) (bb)	623
1,207	Series 2003-13, Class M1, 2.26%, 01/25/2034 (z) (bb)	1,176
524	Series 2003-13, Class M2, 3.79%, 01/25/2034 (z) (bb)	515
898	Series 2004-R1, Class A2, 1.84%, 02/25/2034 (z) (bb)	862
3,591	Series 2004-R1, Class M1, 2.03%, 02/25/2034 (z) (bb)	3,606
484	Series 2004-R1, Class M2, 2.11%, 02/25/2034 (z) (bb)	467
251	Series 2004-R8, Class M1, 2.20%, 09/25/2034 (z) (bb)	252
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
1,127	Series 2003-W5, Class M2, 4.01%, 10/25/2033 (z) (bb)	1,083

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
709	Series 2004-W2, Class M2, 3.11%, 04/25/2034 (z) (bb)	727
523	Series 2004-W2, Class M3, 3.34%, 04/25/2034 (z) (bb)	512
1,959	Series 2004-W3, Class A3, 2.06%, 02/25/2034 (z) (bb)	1,875
1,187	Series 2004-W6, Class M1, 2.06%, 05/25/2034 (z) (bb)	1,183
527	Series 2004-W7, Class M2, 2.14%, 05/25/2034 (z) (bb)	534
	Asset-Backed Securities Corp. Home Equity Loan Trust,
2,110	Series 2001-HE3, Class A1, 1.78%, 11/15/2031 (z)	2,041
147	Series 2003-HE3, Class M2, 4.24%, 06/15/2033 (z) (bb)	143
1,592	Series 2003-HE4, Class M1, 2.48%, 08/15/2033 (z)	1,599
1,355	Series 2003-HE4, Class M2, 4.24%, 08/15/2033 (z) (bb)	1,352
1,718	Series 2004-HE2, Class M2, 3.11%, 04/25/2034 (z) (bb)	1,584
1,192	Series 2004-HE7, Class M2, 2.81%, 10/25/2034 (z) (bb)	1,188
500	Series 2005-HE6, Class M4, 2.20%, 07/25/2035 (z) (bb)	499
705	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.67%, 12/28/2036 (bb)	715
344	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.64%, 11/28/2036 (bb)	341
8,889	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7, Class A1, SUB, 3.10%, 09/28/2032 (e)	8,893
	Bear Stearns Asset-Backed Securities I Trust,
4,911	Series 2004-HE6, Class M2, 3.11%, 08/25/2034 (z) (bb)	4,894
2,025	Series 2004-HE11, Class M2, 2.81%, 12/25/2034 (z) (bb)	2,076
	Bear Stearns Asset-Backed Securities Trust,
777	Series 2003-1, Class M1, 2.89%, 11/25/2042 (z) (bb)	742
468	Series 2003-SD1, Class A, 2.14%, 12/25/2033 (z) (bb)	460
869	Series 2003-SD1, Class M1, 2.51%, 12/25/2033 (z) (bb)	836
1,566	Series 2004-HE2, Class M2, 3.04%, 03/25/2034 (z) (bb)	1,523

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
1,928	Series 2004-SD4, Class A1, 2.14%, 08/25/2044 (z) (bb)	1,909
583	CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, 2.59%, 08/25/2033 (z)	580
	Centex Home Equity Loan Trust,
5,410	Series 2004-A, Class M1, 1.84%, 01/25/2034 (z) (bb)	5,354
742	Series 2004-C, Class M2, 2.03%, 06/25/2034 (z) (bb)	734
603	Series 2004-D, Class MF2, SUB, 5.56%, 09/25/2034 (bb)	589
1,640	Series 2004-D, Class MF3, SUB, 5.76%, 09/25/2034 (bb)	1,294
236	Series 2004-D, Class MV2, 1.93%, 09/25/2034 (z) (bb)	234
	Chase Funding Loan Acquisition Trust,
1,116	Series 2004-AQ1, Class M1, 2.33%, 05/25/2034 (z) (bb)	1,054
1,509	Series 2004-OPT1, Class M2, 2.74%, 06/25/2034 (z) (bb)	1,496
	Chase Funding Trust,
1,373	Series 2003-4, Class 1A5, SUB, 5.28%, 05/25/2033 (bb)	1,392
151	Series 2003-4, Class 2M1, 2.14%, 03/25/2033 (z) (bb)	145
380	Series 2003-5, Class 1M2, 5.64%, 09/25/2032 (z) (bb)	326
2,345	Series 2003-6, Class 2A2, 1.82%, 11/25/2034 (z) (bb)	2,279
2,227	Series 2003-6, Class 2M1, 1.99%, 11/25/2034 (z) (bb)	2,092
841	Series 2004-1, Class 1M1, 4.73%, 05/25/2033 (bb)	839
938	Series 2004-1, Class 2M1, 1.99%, 09/25/2033 (z) (bb)	919
1,966	Series 2004-2, Class 1M1, 5.70%, 02/26/2035 (z) (bb)	1,977
1,376	CHEC Loan Trust, Series 2004-1, Class M1, 2.14%, 07/25/2034 (z) (bb)	1,262
	Citigroup Mortgage Loan Trust, Inc.,
289	Series 2005-OPT1, Class M4, 2.29%, 02/25/2035 (z) (bb)	271
104	Series 2005-WF2, Class AF7, SUB, 5.25%, 08/25/2035 (bb)	104
28	Continental Airlines Pass-Through Certificates, Series 2004-ERJ1, 9.56%, 09/01/2019	29
	Countrywide Asset-Backed Certificates,
58	Series 2002-3, Class M1, 2.36%, 03/25/2032 (z) (bb)	58

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
978	Series 2002-4, Class M1, 2.36%, 12/25/2032 (z) (bb)	966
1,342	Series 2003-3, Class 3A, 1.78%, 11/25/2033 (z) (bb)	1,271
8,238	Series 2004-2, Class M1, 1.99%, 05/25/2034 (z) (bb)	8,224
2,406	Series 2004-3, Class M1, 1.99%, 06/25/2034 (z) (bb)	2,335
582	Series 2004-3, Class M2, 2.06%, 06/25/2034 (z) (bb)	578
1,234	Series 2004-BC1, Class M1, 1.99%, 02/25/2034 (z)	1,231
263	Series 2004-BC4, Class M1, 2.29%, 11/25/2034 (z) (bb)	263
817	Series 2004-ECC2, Class M2, 2.21%, 12/25/2034 (z) (bb)	818
3,000	Series 2005-12, Class M2, 1.73%, 02/25/2036 (z) (bb)	2,995
4,276	Series 2005-AB3, Class 1A1, 1.74%, 02/25/2036 (z) (bb)	4,213
8,559	Series 2006-19, Class 2A2, 1.40%, 03/25/2037 (z) (bb)	8,478
1,098	Countrywide Partnership Trust, Series 2004-EC1, Class M2, 2.18%, 01/25/2035 (z) (bb)	1,095
	Credit-Based Asset Servicing & Securitization LLC,
2,427	Series 2003-CB6, Class M1, 2.29%, 12/25/2033 (z) (bb)	2,389
1,424	Series 2004-CB2, Class M1, 2.02%, 07/25/2033 (z) (bb)	1,344
293	Series 2005-CB8, Class AF2, SUB, 3.86%, 12/25/2035 (bb)	292
1,537	CWABS Asset-Backed Certificates Trust, Series 2005-11, Class AF6, 4.65%, 02/25/2036 (z) (bb)	1,576
	CWABS, Inc. Asset-Backed Certificates,
3,389	Series 2003-BC1, Class A1, 2.04%, 03/25/2033 (z) (bb)	3,339
698	Series 2004-1, Class M2, 2.06%, 03/25/2034 (z) (bb)	693
1,253	Series 2004-1, Class M3, 2.21%, 02/25/2034 (z) (bb)	1,249
	CWABS, Inc. Asset-Backed Certificates Trust,
1,814	Series 2004-5, Class M2, 2.24%, 07/25/2034 (z) (bb)	1,841
702	Series 2004-6, Class M2, 2.21%, 10/25/2034 (z) (bb)	694

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	53

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
412	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.87%, 10/25/2034 (bb)	411
8,631	FFMLT Trust, Series 2005-FF11, Class M1, 1.88%, 11/25/2035 (z) (bb)	8,609
194	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, 2.18%, 11/25/2034 (z) (bb)	180
871	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF3, Class M1, 2.06%, 05/25/2034 (z) (bb)	859
	First Franklin Mortgage Loan Trust,
4,785	Series 2003-FF5, Class M1, 2.14%, 03/25/2034 (z) (bb)	4,793
2,130	Series 2004-FF5, Class A1, 1.96%, 08/25/2034 (z) (bb)	2,074
11,503	Series 2005-FF10, Class A1, 1.54%, 11/25/2035 (z) (bb)	11,124
1,039	Series 2005-FF10, Class A4, 1.56%, 11/25/2035 (z)	1,039
1,148	Series 2006-FF8, Class IIA3, 1.39%, 07/25/2036 (z) (bb)	1,140
	Fremont Home Loan Trust,
1,986	Series 2003-A, Class M1, 2.21%, 08/25/2033 (z) (bb)	1,916
1,670	Series 2004-2, Class M2, 2.17%, 07/25/2034 (z)	1,682
3,770	Series 2004-A, Class M1, 2.06%, 01/25/2034 (z) (bb)	3,726
514	Series 2004-B, Class M2, 2.18%, 05/25/2034 (z) (bb)	516
868	Series 2004-C, Class M1, 2.21%, 08/25/2034 (z) (bb)	869
1,799	Series 2004-D, Class M1, 2.11%, 11/25/2034 (z)	1,729
800	Series 2004-D, Class M2, 2.14%, 11/25/2034 (z)	793
	GCAT LLC,
5,824	Series 2017-3, Class A1, SUB, 3.35%, 04/25/2047 (e) (bb)	5,857
5,068	Series 2017-5, Class A1, SUB, 3.23%, 07/25/2047 (e) (bb)	5,091
874	GSAA Home Equity Trust, Series 2005-6, Class A3, 1.61%, 06/25/2035 (z) (bb)	881
	GSAMP Trust,
2,150	Series 2003-HE1, Class M1, 2.48%, 06/20/2033 (z)	2,172
1,365	Series 2003-SEA, Class A1, 1.64%, 02/25/2033 (z) (bb)	1,344

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
571	Series 2005-HE3, Class M2, 2.24%, 06/25/2035 (z) (bb)	573
1,848	Series 2005-NC1, Class M1, 1.91%, 02/25/2035 (z) (bb)	1,855
3,117	Series 2006-FM1, Class A2C, 1.40%, 04/25/2036 (z) (bb)	2,373
6,056	Series 2006-HE3, Class A2C, 1.40%, 05/25/2046 (z)	5,969
1,970	Series 2006-HE4, Class A2C, 1.39%, 06/25/2036 (z) (bb)	1,949
6,366	Series 2007-SEA1, Class A, 1.54%, 12/25/2036 (e) (z) (bb)	6,139
	Home Equity Asset Trust,
3,689	Series 2002-5, Class M1, 2.94%, 05/25/2033 (z) (bb)	3,671
911	Series 2003-3, Class M1, 2.53%, 08/25/2033 (z) (bb)	898
443	Series 2004-6, Class M2, 2.14%, 12/25/2034 (z) (bb)	434
4,100	Series 2005-7, Class M1, 1.69%, 01/25/2036 (z) (bb)	4,105
	Home Equity Mortgage Loan Asset-Backed Trust,
529	Series 2004-B, Class M2, 2.36%, 11/25/2034 (z) (bb)	528
8,658	Series 2004-C, Class M1, 2.08%, 03/25/2035 (z)	8,626
944	Series 2004-C, Class M2, 2.14%, 03/25/2035 (z) (bb)	942
1,156	Series 2006-B, Class 2A3, 1.43%, 06/25/2036 (z) (bb)	1,123
220	JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A4, 1.41%, 04/25/2036 (z) (bb)	220
	Long Beach Mortgage Loan Trust,
791	Series 2001-2, Class M1, 2.08%, 07/25/2031 (z) (bb)	784
2,567	Series 2002-5, Class M1, 2.48%, 11/25/2032 (z) (bb)	2,519
331	Series 2003-4, Class M1, 2.26%, 08/25/2033 (z) (bb)	326
852	Series 2004-3, Class M2, 2.14%, 07/25/2034 (z) (bb)	850
556	Series 2004-3, Class M4, 2.85%, 07/25/2034 (z) (bb)	561
597	Series 2004-3, Class M6, 3.38%, 07/25/2034 (z)	567
1,824	Series 2004-4, Class M1, 2.14%, 10/25/2034 (z)	1,783

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
164	Series 2005-WL2, Class M1, 1.94%, 08/25/2035 (z) (bb)	165
	Mastr Asset-Backed Securities Trust,
2,750	Series 2003-OPT1, Class M3, 5.36%, 12/25/2032 (z) (bb)	2,843
1,137	Series 2004-OPT2, Class M1, 2.14%, 09/25/2034 (z) (bb)	1,122
891	Series 2004-OPT2, Class M2, 2.21%, 09/25/2034 (z) (bb)	870
1,891	Series 2005-NC1, Class M2, 1.99%, 12/25/2034 (z) (bb)	1,906
968	Series 2005-NC1, Class M4, 2.38%, 12/25/2034 (z) (bb)	932
	Merrill Lynch Mortgage Investors Trust,
447	Series 2003-OPT1, Class M1, 2.21%, 07/25/2034 (z) (bb)	439
335	Series 2004-HE2, Class M1, 2.44%, 08/25/2035 (z) (bb)	338
92	Series 2004-WMC5, Class M5, 2.96%, 07/25/2035 (z) (bb)	91
1,916	Series 2005-FM1, Class M1, 1.72%, 05/25/2036 (z)	1,876
	Morgan Stanley ABS Capital I, Inc. Trust,
1,000	Series 2003-NC10, Class M1, 2.26%, 10/25/2033 (z) (bb)	990
6,319	Series 2004-HE1, Class M1, 2.09%, 01/25/2034 (z) (bb)	6,262
398	Series 2004-HE2, Class M2, 3.04%, 03/25/2034 (z) (bb)	374
1,033	Series 2004-HE2, Class M3, 3.41%, 03/25/2034 (z) (bb)	677
3,913	Series 2004-HE3, Class M1, 2.09%, 03/25/2034 (z) (bb)	3,804
1,338	Series 2004-HE3, Class M2, 3.11%, 03/25/2034 (z) (bb)	1,294
1,097	Series 2004-HE6, Class M1, 2.06%, 08/25/2034 (z)	1,105
1,223	Series 2004-HE6, Class M2, 2.14%, 08/25/2034 (z) (bb)	1,221
809	Series 2004-HE6, Class M3, 2.21%, 08/25/2034 (z) (bb)	810
673	Series 2004-HE7, Class M2, 2.18%, 08/25/2034 (z) (bb)	679
80	Series 2004-HE7, Class M3, 2.26%, 08/25/2034 (z) (bb)	80
2,600	Series 2004-HE8, Class M1, 2.20%, 09/25/2034 (z) (bb)	2,589
602	Series 2004-HE8, Class M2, 2.26%, 09/25/2034 (z) (bb)	610

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
747	Series 2004-HE8, Class M3, 2.36%, 09/25/2034 (z) (bb)	748
2,497	Series 2004-NC3, Class M1, 2.03%, 03/25/2034 (z) (bb)	2,460
4,995	Series 2004-NC5, Class M1, 2.14%, 05/25/2034 (z) (bb)	4,965
663	Series 2004-NC6, Class M2, 3.11%, 07/25/2034 (z) (bb)	630
620	Series 2004-NC8, Class M3, 2.35%, 09/25/2034 (z) (bb)	610
1,094	Series 2004-OP1, Class M2, 2.15%, 11/25/2034 (z) (bb)	1,088
881	Series 2004-OP1, Class M3, 2.26%, 11/25/2034 (z) (bb)	859
2,024	Series 2004-WMC2, Class M1, 2.15%, 07/25/2034 (z) (bb)	2,020
876	Series 2004-WMC2, Class M2, 3.04%, 07/25/2034 (z) (bb)	862
3,341	Series 2004-WMC3, Class M2, 2.03%, 01/25/2035 (z) (bb)	3,297
421	Series 2005-HE1, Class M2, 1.94%, 12/25/2034 (z) (bb)	390
1,139	Series 2005-HE1, Class M3, 2.02%, 12/25/2034 (z) (bb)	1,052
267	Series 2005-NC1, Class M3, 2.00%, 01/25/2035 (z) (bb)	255
	New Century Home Equity Loan Trust,
416	Series 2003-3, Class M1, 2.42%, 07/25/2033 (z) (bb)	414
846	Series 2003-B, Class M2, 3.71%, 11/25/2033 (z) (bb)	831
2,942	Series 2004-1, Class M1, 2.12%, 05/25/2034 (z)	2,919
207	Series 2004-2, Class M2, 2.17%, 08/25/2034 (z) (bb)	201
965	Series 2004-2, Class M4, 3.04%, 08/25/2034 (z) (bb)	962
824	Series 2004-2, Class M6, 3.49%, 08/25/2034 (z) (bb)	818
1,613	Series 2004-3, Class M2, 2.21%, 11/25/2034 (z) (bb)	1,606
440	Series 2004-3, Class M3, 2.30%, 11/25/2034 (z) (bb)	443
4,877	Series 2004-4, Class M1, 2.00%, 02/25/2035 (z) (bb)	4,833
544	Series 2004-4, Class M2, 2.03%, 02/25/2035 (z) (bb)	539
292	Series 2005-1, Class M3, 2.02%, 03/25/2035 (z) (bb)	268

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
2,515	Series 2006-2, Class A2B, 1.40%, 08/25/2036 (z) (bb)	2,316
	NovaStar Mortgage Funding Trust,
1,191	Series 2003-2, Class M2, 4.01%, 09/25/2033 (z) (bb)	1,182
240	Series 2003-3, Class M2, 3.71%, 12/25/2033 (z) (bb)	239
4,245	Series 2004-2, Class M4, 3.04%, 09/25/2034 (z) (bb)	4,165
	Oak Hill Advisors Residential Loan Trust,
4,968	Series 2017-NPL2, Class A1, SUB, 3.00%, 07/25/2057 (e)	4,980
6,433	Series 2017-NPL1, Class A1, SUB, 3.00%, 06/25/2057 (e) (bb)	6,432
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
6,040	Series 2003-5, Class A1, 1.88%, 08/25/2033 (z) (bb)	5,774
484	Series 2003-5, Class A2, 1.88%, 08/25/2033 (z) (bb)	469
300	Series 2003-5, Class M2, 3.56%, 08/25/2033 (z) (bb)	269
	Option One Mortgage Loan Trust,
4,519	Series 2002-3, Class A1, 1.74%, 08/25/2032 (z) (bb)	4,403
767	Series 2002-3, Class A2, 1.78%, 08/25/2032 (z) (bb)	747
8,619	Series 2004-2, Class M1, 2.03%, 05/25/2034 (z) (bb)	8,605
671	Series 2004-3, Class M2, 2.09%, 11/25/2034 (z) (bb)	670
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, 2.96%, 10/25/2034 (z) (bb)	1,814
	Pretium Mortgage Credit Partners I LLC,
3,997	Series 2016-NPL6, Class A1, SUB, 3.50%, 10/27/2031 (e) (bb)	4,007
14,393	Series 2017-NPL1, Class A1, SUB, 3.50%, 04/29/2032 (e) (bb)	14,463
6,000	Series 2017-NPL1, Class A2, SUB, 5.50%, 04/29/2032 (e) (bb)	5,866
10,764	Series 2017-NPL2, Class A1, SUB, 3.25%, 03/28/2057 (e) (bb)	10,803
2,696	Series 2017-NPL2, Class A2, SUB, 5.50%, 03/28/2057 (e) (bb)	2,678
5,312	Series 2017-NPL3, Class A1, SUB, 3.25%, 06/29/2032 (e) (bb)	5,335
8,570	Series 2017-NPL4, Class A1, SUB, 3.25%, 08/27/2032 (e) (bb)	8,613

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,239	RAAC Trust, Series 2005-RP3, Class M1, 2.04%, 05/25/2039 (z) (e) (bb)	1,227
565	RAMP Trust, Series 2002-RS2, Class AI5, 6.03%, 03/25/2032 (z) (bb)	573
	RASC Trust,
665	Series 2001-KS3, Class AII, 1.70%, 09/25/2031 (z) (bb)	652
4,719	Series 2005-EMX1, Class M1, 1.88%, 03/25/2035 (z) (bb)	4,729
1,224	Series 2006-KS5, Class A3, 1.40%, 07/25/2036 (z) (bb)	1,222
	Renaissance Home Equity Loan Trust,
1,382	Series 2002-3, Class M1, 2.74%, 12/25/2032 (z) (bb)	1,376
441	Series 2003-1, Class M1, 2.74%, 06/25/2033 (z) (bb)	432
1,450	Series 2003-3, Class M1, 1.97%, 12/25/2033 (z) (bb)	1,414
1,319	Series 2003-3, Class M2F, SUB, 5.68%, 12/25/2033 (bb)	1,360
2,349	Series 2003-4, Class M1, 2.09%, 03/25/2034 (z) (bb)	2,349
1,010	Series 2003-4, Class M2F, SUB, 6.24%, 03/25/2034 (bb)	963
681	Series 2004-1, Class M1, 2.11%, 05/25/2034 (z) (bb)	655
420	Series 2005-1, Class AF6, SUB, 4.97%, 05/25/2035 (bb)	429
1,074	Series 2005-2, Class AV3, 1.61%, 08/25/2035 (z) (bb)	1,021
801	Series 2005-4, Class A3, SUB, 5.57%, 02/25/2036	803
722	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, 2.81%, 08/25/2034 (z) (bb)	718
	Saxon Asset Securities Trust,
5,112	Series 2003-3, Class M1, 2.21%, 12/25/2033 (z) (bb)	4,918
236	Series 2004-2, Class AF3, 4.50%, 08/25/2035 (z) (bb)	239
1,930	Series 2004-2, Class MV2, 3.04%, 08/25/2035 (z) (bb)	1,932
3,766	Series 2005-2, Class M2, 1.90%, 10/25/2035 (z)	3,588
	Securitized Asset-Backed Receivables LLC Trust,
2,547	Series 2004-NC1, Class M1, 2.02%, 02/25/2034 (z) (bb)	2,565
847	Series 2004-OP1, Class M2, 2.89%, 02/25/2034 (z) (bb)	813

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
		United States — continued
3,692		Series 2004-OP2, Class M1, 2.21%, 08/25/2034 (z) (bb)	3,619
1,154		Series 2005-FR2, Class M2, 2.21%, 03/25/2035 (z) (bb)	1,156
1,843		Series 2005-OP1, Class M2, 1.91%, 01/25/2035 (z) (bb)	1,809
2,485		Soundview Home Loan Trust, Series 2006-OPT3, Class 2A3, 1.41%, 06/25/2036 (z) (bb)	2,448
		Specialty Underwriting & Residential Finance Trust,
1,700		Series 2004-BC1, Class M2, 2.84%, 02/25/2035 (z) (bb)	1,689
1,303		Series 2004-BC3, Class M1, 2.17%, 07/25/2035 (z) (bb)	1,295
4,267		Stanwich Mortgage Loan Co. LLC, Series 2017-NPA1, Class A1, SUB, 3.60%, 03/16/2022 (e) (bb)	4,267
		Structured Asset Investment Loan Trust,
338		Series 2003-BC3, Class M1, 2.66%, 04/25/2033 (z) (bb)	337
2,028		Series 2003-BC6, Class M1, 2.36%, 07/25/2033 (z) (bb)	2,005
1,070		Series 2003-BC11, Class M2, 3.79%, 10/25/2033 (z) (bb)	1,076
993		Series 2003-BC12, Class M1, 2.21%, 11/25/2033 (z) (bb)	958
1,895		Series 2004-1, Class M1, 2.21%, 02/25/2034 (z) (bb)	1,825
—	(h)	Series 2004-1, Class M2, 3.94%, 02/25/2034 (z) (bb)	—(h)
2,572		Series 2004-5, Class M3, 2.17%, 05/25/2034 (z) (bb)	2,478
12,289		Series 2004-6, Class A3, 2.04%, 07/25/2034 (z) (bb)	12,398
2,144		Series 2004-6, Class M1, 2.14%, 07/25/2034 (z) (bb)	2,114
1,381		Series 2004-7, Class M1, 2.29%, 08/25/2034 (z) (bb)	1,294
515		Series 2004-8, Class M2, 2.17%, 09/25/2034 (z) (bb)	515
247		Series 2004-BNC1, Class A5, 2.48%, 09/25/2034 (z) (bb)	248
1,872		Series 2005-HE2, Class M1, 1.96%, 07/25/2035 (z) (bb)	1,879
		Structured Asset Securities Corp. Mortgage Loan Trust,
4,767		Series 2006-BC4, Class A4, 1.41%, 12/25/2036 (z) (bb)	4,592

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
10,077	Series 2006-BC6, Class A4, 1.41%, 01/25/2037 (z)	9,764
4,146	Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A3, 3.45%, 02/25/2032 (bb)	4,068
1,817	VOLT LIV LLC, Series 2017-NPL1, Class A1, SUB, 3.50%, 02/25/2047 (e) (bb)	1,828
	VOLT LIX LLC,
6,289	Series 2017-NPL6, Class A1, SUB, 3.25%, 05/25/2047 (e) (bb)	6,328
2,000	Series 2017-NPL6, Class A2, SUB, 5.37%, 05/25/2047 (e) (bb)	2,011
6,330	VOLT LVI LLC, Series 2017-NPL3, Class A1, SUB, 3.50%, 03/25/2047 (e) (bb)	6,375
5,646	VOLT LVII LLC, Series 2017-NPL4, Class A1, SUB, 3.37%, 04/25/2047 (e) (bb)	5,684
3,134	VOLT LVIII LLC, Series 2017-NPL5, Class A1, SUB, 3.37%, 05/28/2047 (e) (bb)	3,155
	VOLT LX LLC,
7,151	Series 2017-NPL7, Class A1, SUB, 3.25%, 04/25/2059 (e)	7,187
14,000	Series 2017-NPL7, Class A2, SUB, 5.37%, 04/25/2059 (e) (bb)	14,075
	VOLT LXI LLC,
6,321	Series 2017-NPL8, Class A1, SUB, 3.13%, 06/25/2047 (e) (bb)	6,339
8,500	Series 2017-NPL8, Class A2, SUB, 5.00%, 06/25/2047 (e) (bb)	8,510
7,050	VOLT LXII LLC, Series 2017-NPL9, Class A1, SUB, 3.13%, 09/25/2047 (e) (bb)	7,046
3,300	VOLT LXIII LLC, Series 2017-NP10, Class A1, SUB, 3.00%, 10/25/2047 (e)	3,300
5,951	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.50%, 02/25/2055 (e) (bb)	5,968
3,421	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.50%, 06/26/2045 (e) (bb)	3,421
3,183	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.88%, 09/25/2045 (e) (bb)	3,193
	Wells Fargo Home Equity Asset-Backed Securities Trust,
45	Series 2004-2, Class A21B, 2.08%, 10/25/2034 (z) (bb)	45
905	Series 2004-2, Class M1, 2.14%, 10/25/2034 (z) (bb)	900
1,398	Series 2004-2, Class M4, 3.04%, 10/25/2034 (z)	1,351
674	Series 2004-2, Class M5, 3.11%, 10/25/2034 (z) (bb)	655

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
290	Series 2004-2, Class M8A, 5.74%, 10/25/2034 (e) (z) (bb)	287
290	Series 2004-2, Class M8B, 5.00%, 10/25/2034 (e) (z) (bb)	269
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
447	Series 2004-1, Class M2, 1.87%, 04/25/2034 (z) (bb)	414
717	Series 2004-1, Class M4, 2.39%, 04/25/2034 (z) (bb)	658

	Total Asset-Backed Securities (Cost $551,061)	581,327

Collateralized Mortgage Obligations — 3.2%
	United States — 3.2%
	Adjustable Rate Mortgage Trust
4,271	Series 2004-2, Class 6A1, 3.59%, 02/25/2035 (z)	4,294
4,868	Series 2004-4, Class 4A1, 3.41%, 03/25/2035 (z)	4,901
1,801	Series 2005-2, Class 3A1, 3.51%, 06/25/2035 (z)	1,767
	Alternative Loan Trust
907	Series 2004-12CB, Class 2A1, 6.00%, 06/25/2034	927
44	Series 2004-16CB, Class 2A1, 5.00%, 08/25/2019	44
7,028	Series 2004-25CB, Class A1, 6.00%, 12/25/2034	7,236
472	Series 2004-27CB, Class A1, 6.00%, 12/25/2034	475
693	Series 2004-28CB, Class 2A4, 5.75%, 01/25/2035	701
81	Series 2004-28CB, Class 4A1, 5.00%, 01/25/2020	82
1,337	Series 2004-28CB, Class 6A1, 6.00%, 01/25/2035	1,338
4,591	Series 2004-32CB, Class 2A5, 5.50%, 02/25/2035	4,667
174	Series 2005-3CB, Class 1A4, 5.25%, 03/25/2035	173
12,520	Series 2005-3CB, Class 1A13, 5.50%, 03/25/2035	11,883
5,690	Series 2005-6CB, Class 1A4, 5.50%, 04/25/2035	5,475
645	Series 2005-6CB, Class 1A6, 5.50%, 04/25/2035	654
5,504	Series 2005-10CB, Class 1A5, 5.50%, 05/25/2035	5,213

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,164	Series 2005-10CB, Class 1A8, 5.50%, 05/25/2035	3,104
2,421	Series 2005-13CB, Class A4, 5.50%, 05/25/2035	2,369
281	Series 2005-20CB, Class 1A1, 5.50%, 07/25/2035	268
1,264	Series 2005-21CB, Class A4, 5.25%, 06/25/2035	1,225
5,626	Series 2005-21CB, Class A17, 6.00%, 06/25/2035	5,640
2,740	Series 2005-23CB, Class A15, 5.50%, 07/25/2035	2,565
45	Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	45
1,117	Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	1,114
2,827	Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	2,821
8,607	Series 2005-80CB, Class 5A1, 6.00%, 02/25/2036	8,709
774	Series 2005-85CB, Class 3A2, 5.25%, 02/25/2021	754
603	Series 2005-86CB, Class A4, 5.50%, 02/25/2036	535
228	Series 2005-J1, Class 3A1, 6.50%, 08/25/2032	236
4,518	Series 2005-J2, Class 1A5, 1.74%, 04/25/2035 (z)	4,024
304	Series 2005-J3, Class 3A1, 6.50%, 09/25/2034	298
386	Series 2005-J6, Class 2A1, 5.50%, 07/25/2025	382
459	Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	450
527	Series 2005-J14, Class A3, 5.50%, 12/25/2035	448
1,421	Series 2006-4CB, Class 2A5, 5.50%, 04/25/2036	1,350
2,201	Series 2006-14CB, Class A1, 6.00%, 06/25/2036	1,946
886	Series 2006-19CB, Class A15, 6.00%, 08/25/2036	793
408	Series 2006-25CB, Class A2, 6.00%, 10/25/2036	358
249	Series 2006-J1, Class 1A13, 5.50%, 02/25/2036	226
567	Series 2006-J3, Class 4A1, 5.75%, 05/25/2026	501
280	Series 2007-8CB, Class A9, 6.00%, 05/25/2037	243

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
233	Series 2007-19, Class 1A8, 6.00%, 08/25/2037	190
244	Series 2007-25, Class 2A1, 6.00%, 11/25/2022	232
52	Series 2007-9T1, Class 3A1, 5.50%, 05/25/2022	32
341	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 3.49%, 06/25/2045 (z)	346
	Banc of America Alternative Loan Trust
562	Series 2004-12, Class 4A1, 5.50%, 01/25/2020	566
114	Series 2005-3, Class 2A1, 5.50%, 04/25/2020	115
116	Series 2005-4, Class 3A1, 5.50%, 05/25/2020	114
76	Series 2005-6, Class 5A4, 5.50%, 07/25/2035	69
82	Series 2005-6, Class 7A1, 5.50%, 07/25/2020	78
959	Series 2005-11, Class 4A5, 5.75%, 12/25/2035	867
494	Series 2005-12, Class 5A1, 5.25%, 01/25/2021	482
13	Series 2006-4, Class 2A1, 6.00%, 05/25/2021	13
1,050	Series 2006-4, Class 3CB4, 6.00%, 05/25/2046	976
711	Series 2006-5, Class CB7, 6.00%, 06/25/2046	644
	Banc of America Funding Trust
3,152	Series 2005-6, Class 1A2, 5.50%, 10/25/2035	3,010
863	Series 2005-7, Class 4A7, 6.00%, 11/25/2035	869
748	Series 2006-2, Class 2A20, 5.75%, 03/25/2036	724
1,748	Series 2006-A, Class 1A1, 3.49%, 02/20/2036 (z)	1,728
149	Series 2007-4, Class 8A1, 5.50%, 11/25/2034	140
	Banc of America Mortgage Trust
909	Series 2004-A, Class 2A2, 3.58%, 02/25/2034 (z)	907
497	Series 2007-3, Class 1A1, 6.00%, 09/25/2037	482
497	Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, 1.40%, 02/25/2034 (z)	462

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
619	Bear Stearns ARM Trust, Series 2005-2, Class A2, 3.64%, 03/25/2035 (z)	625
790	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, 2.24%, 10/25/2034 (z) (bb)	323
	Chase Mortgage Finance Trust
1,760	Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,489
1,252	Series 2006-S4, Class A5, 6.00%, 12/25/2036	1,068
10,883	Series 2007-A2, Class 3A1, 3.63%, 07/25/2037 (z)	10,944
330	Series 2007-S2, Class 1A8, 6.00%, 03/25/2037	291
	CHL Mortgage Pass-Through Trust
190	Series 2003-27, Class A1, 3.82%, 06/25/2033 (z)	190
411	Series 2003-37, Class 2A1, 3.59%, 09/25/2033 (z)	412
4,687	Series 2004-25, Class 2A1, 1.92%, 02/25/2035 (z)	4,540
18	Series 2005-5, Class A2, 5.50%, 03/25/2035	18
227	Series 2005-20, Class A7, 5.25%, 12/25/2027	218
3,294	Series 2005-26, Class 1A11, 5.50%, 11/25/2035	2,994
299	Series 2005-30, Class A5, 5.50%, 01/25/2036	288
1,853	Series 2005-31, Class 2A1, 3.16%, 01/25/2036 (z)	1,763
2,160	Series 2006-10, Class 1A16, 6.00%, 05/25/2036	1,866
146	Series 2006-15, Class A1, 6.25%, 10/25/2036	127
636	Series 2006-17, Class A2, 6.00%, 12/25/2036	547
3,939	Series 2006-18, Class 2A4, 6.00%, 12/25/2036	3,555
4,662	Series 2006-HYB1, Class 2A2C, 3.12%, 03/20/2036 (z)	4,277
1,843	Series 2006-HYB2, Class 2A1B, 3.23%, 04/20/2036 (z)	1,691
208	Series 2006-J2, Class 1A1, 6.00%, 04/25/2036	192
222	Series 2007-2, Class A2, 6.00%, 03/25/2037	196
1,817	Series 2007-3, Class A18, 6.00%, 04/25/2037	1,603

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
197	Series 2007-10, Class A4, 5.50%, 07/25/2037	167
502	Series 2007-13, Class A4, 6.00%, 08/25/2037	448
4,074	Series 2007-16, Class A1, 6.50%, 10/25/2037	3,564
794	Series 2007-18, Class 2A1, 6.50%, 11/25/2037	664
1,105	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.00%, 05/25/2037	1,067
700	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 3.63%, 10/25/2035 (z)	706
	Citigroup Mortgage Loan Trust, Inc.
359	Series 2005-3, Class 2A2A, 3.47%, 08/25/2035 (z)	360
948	Series 2005-4, Class A, 3.55%, 08/25/2035 (z)	939
1,154	Series 2005-6, Class A1, 3.41%, 09/25/2035 (z)	1,166
1,007	Series 2005-9, Class 2A2, 5.50%, 11/25/2035	1,009
1,181	Series 2006-8, Class A3, 1.59%, 10/25/2035 (e) (z)	890
	CSFB Mortgage-Backed Pass-Through
495	Series 2003-29, Class 3A1, 5.50%, 12/25/2033	515
6,071	Series 2004-4, Class 4A1, 5.50%, 08/25/2034	6,201
194	Series 2004-8, Class 4A3, 5.50%, 12/25/2034	197
1,040	Series 2004-AR5, Class 6A1, 3.49%, 06/25/2034 (z)	1,059
570	Series 2005-10, Class 5A3, 5.50%, 11/25/2035	557
1,973	Series 2005-10, Class 11A1, 5.50%, 11/25/2020	1,679
59	Series 2005-10, Class 12A1, 5.25%, 11/25/2020	54
	CSFB Mortgage-Backed Pass-Through Certificates
797	Series 2004-AR4, Class 2A1, 3.56%, 05/25/2034 (z)	809
4,400	Series 2004-AR4, Class 4A1, 3.47%, 05/25/2034 (z)	4,480
5,609	Series 2005-4, Class 2A5, 1.79%, 06/25/2035 (z)	4,781

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,449	CSFB Mortgage-Backed Trust, Series 2004-AR6, Class 7A1, 3.49%, 10/25/2034 (z)	2,497
	CSMC Mortgage-Backed Trust
88	Series 2006-8, Class 5A1, 5.85%, 10/25/2026 (z)	85
843	Series 2007-2, Class 3A13, 5.50%, 03/25/2037	777
164	Series 2007-3, Class 4A5, 5.00%, 04/25/2037	159
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
151	Series 2005-1, Class 2A1, 5.70%, 02/25/2020 (z)	152
54	Series 2005-2, Class 2A1, 1.54%, 03/25/2020 (z)	52
3,583	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1.50%, 08/19/2045 (z)	3,368
	FHLMC Structured Agency Credit Risk Debt Notes
3,000	Series 2016-DNA3, Class M2, 3.24%, 12/25/2028 (z)	3,062
3,000	Series 2017-DNA1, Class M2, 4.49%, 07/25/2029 (z)	3,155
4,000	Series 2017-DNA2, Class M2, 4.69%, 10/25/2029 (z)	4,251
3,000	Series 2017-DNA3, Class M2, 3.74%, 03/25/2030 (z)	3,027
	First Horizon Alternative Mortgage Securities Trust
111	Series 2005-FA1, Class 1A4, 5.50%, 03/25/2035	107
3,608	Series 2005-FA10, Class 1A5, 5.50%, 01/25/2036	3,154
717	Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	697
	First Horizon Mortgage Pass-Through Trust
379	Series 2004-AR7, Class 4A1, 3.05%, 02/25/2035 (z)	378
2,464	Series 2005-5, Class 1A6, 5.50%, 10/25/2035	2,390
602	Series 2006-2, Class 1A3, 6.00%, 08/25/2036	537
79	Series 2006-2, Class 1A7, 6.00%, 08/25/2036	71
	FNMA, Connecticut Avenue Securities
4,328	Series 2017-C05, Class 1M1, 1.79%, 01/25/2030 (z)	4,327

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
3,000	Series 2017-C05, Class 1M2, 3.44%, 01/25/2030 (z)	2,977
	GMACM Mortgage Loan Trust
940	Series 2004-AR2, Class 3A, 4.09%, 08/19/2034 (z)	910
549	Series 2005-AR1, Class 3A, 3.91%, 03/18/2035 (z)	554
1,599	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (z) (e)	1,126
	GSR Mortgage Loan Trust
370	Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	394
400	Series 2005-1F, Class 2A3, 6.00%, 02/25/2035	396
1,954	Series 2005-6F, Class 3A18, 5.50%, 07/25/2035	2,013
198	Series 2005-AR3, Class 6A1, 3.53%, 05/25/2035 (z)	194
4,008	Series 2005-AR4, Class 3A5, 3.41%, 07/25/2035 (z)	3,871
1,256	Series 2006-1F, Class 2A16, 6.00%, 02/25/2036	1,140
2,034	Series 2006-1F, Class 2A9, 6.00%, 02/25/2036	1,842
1,294	Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	1,246
288	Series 2006-9F, Class 8A1, 5.50%, 08/25/2021	272
644	Series 2007-1F, Class 3A13, 6.00%, 01/25/2037	614
412	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, 1.55%, 08/19/2045 (z)	406
	Impac CMB Trust
1,194	Series 2004-5, Class 1A1, 1.96%, 10/25/2034 (z)	1,163
435	Series 2004-5, Class 1M2, 2.11%, 10/25/2034 (z) (bb)	410
2,757	Series 2004-6, Class 1A2, 2.02%, 10/25/2034 (z)	2,698
1,109	Series 2004-7, Class 1A2, 2.16%, 11/25/2034 (z)	1,078
4,615	Series 2004-9, Class 1A1, 2.00%, 01/25/2035 (z)	4,544
1,192	Series 2004-10, Class 2A, 1.88%, 03/25/2035 (z)	1,115
3,365	Series 2004-10, Class 3A1, 1.94%, 03/25/2035 (z)	3,181
740	Series 2005-1, Class 1A1, 1.76%, 04/25/2035 (z)	704

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
905	Series 2005-1, Class 1A2, 1.86%, 04/25/2035 (z)	840
875	Series 2005-2, Class 1A2, 1.86%, 04/25/2035 (z)	837
694	Series 2005-4, Class 1A1A, 1.78%, 05/25/2035 (z)	695
405	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.75%, 08/25/2033	385
	Impac Secured Assets Trust
4,395	Series 2007-3, Class A1B, 1.48%, 09/25/2037 (z)	3,645
7,364	Series 2007-3, Class A1C, 1.60%, 09/25/2037 (z)	6,157
	IndyMac INDX Mortgage Loan Trust
569	Series 2005-AR3, Class 3A1, 3.08%, 04/25/2035 (z)	561
1,601	Series 2005-AR14, Class 2A1A, 1.54%, 07/25/2035 (z)	1,556
	JP Morgan Mortgage Trust
239	Series 2004-A6, Class 1A1, 3.28%, 12/25/2034 (z)	235
807	Series 2005-A3, Class 6A6, 3.54%, 06/25/2035 (z)	792
942	Series 2005-A6, Class 1A2, 3.58%, 09/25/2035 (z)	948
283	Series 2005-A8, Class 1A1, 3.44%, 11/25/2035 (z)	272
1,294	Series 2006-A7, Class 2A4, 3.54%, 01/25/2037 (z)	1,300
167	Series 2006-S2, Class 2A1, 5.00%, 06/25/2021	159
74	Series 2006-S3, Class 2A4, 5.50%, 08/25/2021	73
468	Series 2007-A1, Class 2A2, 3.57%, 07/25/2035 (z)	472
73	Series 2007-S3, Class 2A3, 6.00%, 08/25/2022	75
1,619	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.50%, 12/25/2035	1,514
	Lehman XS Trust
9,828	Series 2005-5N, Class 3A1A, 1.54%, 11/25/2035 (z)	9,419
6,711	Series 2005-7N, Class 1A1A, 1.51%, 12/25/2035 (z)	6,653
4,000	LSTAR Securities Investment Ltd., Series 2017-7, Class A, 0.00%, 10/01/2022 (z) (e)	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	MASTR Alternative Loan Trust
663	Series 2004-8, Class 1A1, 6.50%, 09/25/2034	721
1,716	Series 2004-12, Class 3A1, 6.00%, 12/25/2034	1,786
556	Series 2005-3, Class 1A1, 5.50%, 04/25/2035	571
358	Series 2005-5, Class 3A1, 5.75%, 08/25/2035	306
1,018	Series 2005-6, Class 1A2, 5.50%, 12/25/2035	980
777	Series 2006-3, Class 3A1, 5.50%, 06/25/2021	779
	Merrill Lynch Mortgage Investors Trust
147	Series 2005-1, Class 2A1, 3.15%, 04/25/2035 (z)	144
463	Series 2005-1, Class 2A2, 3.15%, 04/25/2035 (z)	449
2,111	Series 2006-1, Class 2A1, 3.09%, 02/25/2036 (z)	2,100
454	Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	380
	Morgan Stanley Mortgage Loan Trust
1,456	Series 2004-8AR, Class 4A1, 3.42%, 10/25/2034 (z)	1,480
922	Series 2004-9, Class 1A, 5.42%, 11/25/2034 (z)	965
107	Series 2005-4, Class 1A, 5.00%, 08/25/2035	106
1,468	Series 2006-2, Class 1A, 5.25%, 02/25/2021	1,430
	MortgageIT Trust
5,400	Series 2005-3, Class A1, 1.84%, 08/25/2035 (z)	5,269
745	Series 2005-5, Class A1, 1.50%, 12/25/2035 (z)	744
64	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.16%, 03/25/2035	66
	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
657	Series 2005-4, Class 1A2, 1.63%, 11/25/2035 (z)	644
2,950	Series 2005-5, Class 1APT, 1.52%, 12/25/2035 (z)	2,867
	Opteum Mortgage Acceptance Corp. Trust
3,266	Series 2006-1, Class 1AC1, 1.54%, 04/25/2036 (z)	3,133

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
913	Series 2006-1, Class 1APT, 1.45%, 04/25/2036 (z)	866
	Provident Funding Mortgage Loan Trust,
1,298	Series 2005-1, Class 2A1, 3.45%, 05/25/2035 (z)	1,267
27	Series 2003-QS20, Class CB, 5.00%, 11/25/2018	28
258	Series 2004-QS15, Class A2, 1.64%, 11/25/2034 (z)	255
2,698	Series 2005-QA5, Class A2, 4.66%, 04/25/2035 (z)	2,552
135	Series 2005-QS2, Class A1, 5.50%, 02/25/2035	133
2,716	Series 2005-QS6, Class A1, 5.00%, 05/25/2035	2,556
1,417	Series 2005-QS17, Class A3, 6.00%, 12/25/2035	1,376
2,443	Series 2006-QS3, Class 1A10, 6.00%, 03/25/2036	2,290
2,746	Series 2006-QS4, Class A2, 6.00%, 04/25/2036	2,494
85	Series 2006-QS18, Class 3A1, 5.75%, 12/25/2021	82
	Residential Asset Securitization Trust
117	Series 2004-A6, Class A1, 5.00%, 08/25/2019	118
41	Series 2004-A8, Class A1, 5.25%, 11/25/2034	41
4,436	Series 2005-A3, Class A2, 5.50%, 04/25/2035	3,894
2,603	Series 2005-A8CB, Class A11, 6.00%, 07/25/2035	2,424
211	Series 2005-A14, Class A1, 5.50%, 12/25/2035	186
	RFMSI Trust
325	Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	326
174	Series 2005-S7, Class A6, 5.50%, 11/25/2035	172
825	Series 2005-SA1, Class 3A, 3.52%, 03/25/2035 (z)	824
3,457	Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	3,328
3,580	Series 2006-SA4, Class 2A1, 4.70%, 11/25/2036 (z)	3,413
354,172	Seasoned Credit Risk Transfer Trust, Series 2017-3, Class AIO, IO, 0.21%, 07/25/2056 (z) (e) (bb)	1,806

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,412	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 1.44%, 07/20/2036 (z)	1,343
	Structured Adjustable Rate Mortgage Loan Trust
1,039	Series 2004-16, Class 5A2, 3.43%, 11/25/2034 (z)	1,046
632	Series 2005-1, Class 1A1, 3.01%, 02/25/2035 (z)	610
129	Series 2005-17, Class 4A3, 3.45%, 08/25/2035 (z)	128
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
882	Series 2003-35, Class B1, 5.45%, 12/25/2033 (z) (bb)	807
6,561	Series 2004-10, Class 1A1, 5.34%, 06/25/2034 (z)	6,692
	WaMu Mortgage Pass-Through Certificates Trust
1,720	Series 2004-AR10, Class A1B, 1.66%, 07/25/2044 (z)	1,711
2,160	Series 2004-AR11, Class A, 3.28%, 10/25/2034 (z)	2,165
5,759	Series 2005-AR5, Class A6, 3.01%, 05/25/2035 (z)	5,795
2,084	Series 2005-AR7, Class A3, 3.22%, 08/25/2035 (z)	2,095
3,119	Series 2005-AR14, Class 1A3, 3.06%, 12/25/2035 (z)	3,033
2,080	Series 2005-AR14, Class 1A4, 3.06%, 12/25/2035 (z)	2,028
68	Series 2005-AR15, Class A1A1, 1.50%, 11/25/2045 (z)	67
1,256	Series 2005-AR16, Class 1A1, 2.93%, 12/25/2035 (z)	1,221
146	Series 2005-AR18, Class 1A3A, 2.94%, 01/25/2036 (z)	147
579	Series 2006-AR2, Class 1A1, 2.95%, 03/25/2036 (z)	551
	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
1,374	Series 2005-1, Class 1A3, 5.50%, 03/25/2035	1,327
893	Series 2005-4, Class CB7, 5.50%, 06/25/2035	841
1,386	Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	1,349
969	Series 2006-3, Class 5A2, 5.50%, 03/25/2021	948
305	Series 2006-5, Class 2CB5, 6.50%, 07/25/2036	268

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,623	Series 2007-1, Class 2A1, 6.00%, 01/25/2022	1,561
	Wells Fargo Mortgage-Backed Securities Trust
3,029	Series 2004-M, Class A1, 3.50%, 08/25/2034 (z)	3,112
4,746	Series 2004-N, Class A6, 3.48%, 08/25/2034 (z)	4,781
4,507	Series 2004-N, Class A7, 3.48%, 08/25/2034 (z)	4,540
869	Series 2004-Q, Class 1A1, 3.60%, 09/25/2034 (z)	880
536	Series 2004-Q, Class 1A2, 3.60%, 09/25/2034 (z)	545
674	Series 2004-BB, Class A5, 3.17%, 01/25/2035 (z)	682
6,599	Series 2004-DD, Class 1A1, 3.12%, 01/25/2035 (z)	6,835
696	Series 2004-DD, Class 2A6, 3.13%, 01/25/2035 (z)	715
151	Series 2005-AR2, Class 2A2, 3.22%, 03/25/2035 (z)	153
677	Series 2005-AR3, Class 2A1, 3.53%, 03/25/2035 (z)	685
374	Series 2005-AR4, Class 2A2, 3.35%, 04/25/2035 (z)	376
1,952	Series 2005-AR5, Class 1A1, 3.27%, 04/25/2035 (z)	1,954
137	Series 2005-AR7, Class 2A1, 3.30%, 05/25/2035 (z)	137
3,521	Series 2005-AR8, Class 1A1, 3.36%, 06/25/2035 (z)	3,589
2,535	Series 2005-AR10, Class 1A1, 3.38%, 06/25/2035 (z)	2,651
1,004	Series 2005-AR11, Class 1A1, 3.47%, 06/25/2035 (z)	1,011
613	Series 2005-AR15, Class 1A6, 3.56%, 09/25/2035 (z)	587
2,071	Series 2005-AR16, Class 6A3, 3.45%, 10/25/2035 (z)	2,081
308	Series 2005-AR16, Class 7A1, 3.63%, 10/25/2035 (z)	303
553	Series 2006-4, Class 1A9, 5.75%, 04/25/2036	555
1,905	Series 2006-AR2, Class 2A1, 3.26%, 03/25/2036 (z)	1,926
336	Series 2006-AR2, Class 2A3, 3.26%, 03/25/2036 (z)	338
1,639	Series 2006-AR6, Class 5A1, 3.37%, 03/25/2036 (z)	1,640

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
447	Series 2006-AR19, Class A3, 3.36%, 12/25/2036 (z)	416
316	Series 2007-2, Class 1A13, 6.00%, 03/25/2037	314
596	Series 2007-15, Class A1, 6.00%, 11/25/2037	592

	Total Collateralized Mortgage Obligations (Cost $402,424)	411,973

Commercial Mortgage-Backed Securities — 0.7%
	United States — 0.7%
1,620	Banc of America Commercial Mortgage Trust, Series 2007-3, Class B, 5.71%, 06/10/2049 (z) (bb)	1,633
	Bear Stearns Commercial Mortgage Securities Trust,
7,165	Series 2006-PW13, Class C, 5.68%, 09/11/2041 (e) (z) (bb)	6,906
411	Series 2007-PW17, Class AJ, 6.37%, 06/11/2050 (z)	411
1,238	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, 5.26%, 07/15/2044 (z) (bb)	1,236
	CD Mortgage Trust,
2,400	Series 2007-CD5, Class B, 6.34%, 11/15/2044 (z) (bb)	2,421
3,159	Series 2007-CD5, Class D, 6.34%, 11/15/2044 (e) (z) (bb)	3,206
5,400	COMM Mortgage Trust, Series 2015-CR23, Class CMC, 3.68%, 05/10/2048 (z) (e) (bb)	5,444
4,855	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.42%, 02/15/2040	4,914
2,596	GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	2,441
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,289	Series 2005-LDP2, Class E, 4.98%, 07/15/2042 (z)	1,322
4,112	Series 2007-LD11, Class AM, 5.99%, 06/15/2049 (z)	4,212
1,534	Series 2007-LDPX, Class AM, 5.46%, 01/15/2049 (z)	1,537
439	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, 5.90%, 07/15/2044 (z)	439
	LB-UBS Commercial Mortgage Trust,
2,410	Series 2006-C6, Class B, 5.47%, 09/15/2039 (z) (bb)	213

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
6,701	Series 2006-C6, Class AJ, 5.45%, 09/15/2039 (z)	5,352
9,200	Series 2007-C6, Class AJ, 6.24%, 07/15/2040 (z)	9,497
	Morgan Stanley Capital I Trust,
907	Series 2006-HQ8, Class C, 5.46%, 03/12/2044 (z) (bb)	900
1,000	Series 2006-HQ8, Class D, 5.46%, 03/12/2044 (z) (bb)	875
2,801	Series 2006-HQ9, Class D, 5.86%, 07/12/2044 (z) (bb)	2,798
3,523	Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (z)	3,525
2,922	Series 2007-HQ11, Class B, 5.54%, 02/12/2044 (z) (bb)	2,326
3,233	Series 2007-HQ11, Class AJ, 5.51%, 02/12/2044 (z)	3,159
	Wachovia Bank Commercial Mortgage Trust,
1,080	Series 2006-C29, Class AJ, 5.37%, 11/15/2048 (z)	1,087
5,825	Series 2007-C31, Class C, 5.97%, 04/15/2047 (z) (bb)	5,963
4,440	Series 2007-C31, Class AJ, 5.66%, 04/15/2047 (z)	4,508
2,075	Series 2007-C33, Class AJ, 6.00%, 02/15/2051 (z)	2,128
2,650	Series 2007-C33, Class B, 6.00%, 02/15/2051 (z) (bb)	2,541
6,313	Series 2007-C33, Class C, 6.00%, 02/15/2051 (z) (bb)	5,657
1,500	Series 2007-C34, Class B, 6.16%, 05/15/2046 (z) (bb)	1,534
2,500	Series 2007-C34, Class AJ, 6.09%, 05/15/2046 (z)	2,557

	Total Commercial Mortgage-Backed Securities (Cost $96,072)	90,742

SHARES
Common Stocks — 43.6%
	Australia — 0.5%
768	BHP Billiton plc	13,906
2,234	Goodman Group	14,323
7,634	Mirvac Group	14,110
6,906	Scentre Group	21,294

		63,633

	Belgium — 0.1%
84	KBC Group NV	6,985
116	Proximus SADP	3,845

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Belgium — continued
37	Warehouses De Pauw, CVA	4,024

		14,854

	Brazil — 0.6%
4,364	Ambev SA, ADR	27,621
2,400	BB Seguridade Participacoes SA	20,256
1,364	Cielo SA	9,316
1,445	Engie Brasil Energia SA	15,923
249	Smiles Fidelidade SA (a)	6,420

		79,536

	Canada — 0.3%
369	Allied Properties REIT	11,823
340	Canadian Apartment Properties REIT	8,967
484	TransCanada Corp.	22,993

		43,783

	Chile — 0.2%
773	Banco Santander Chile, ADR	24,176

	China — 1.4%
1,591	China Mobile Ltd.	15,998
11,642	China Resources Power Holdings Co. Ltd.	22,388
30,234	CNOOC Ltd.	41,281
4,988	Fuyao Glass Industry Group Co. Ltd., Class A	20,422
2,470	Fuyao Glass Industry Group Co. Ltd., Reg. S, Class H (e)	9,419
1,455	Henan Shuanghui Investment & Development Co. Ltd., Class A	5,781
3,668	Huayu Automotive Systems Co. Ltd., Class A	14,075
754	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	12,553
3,753	Midea Group Co. Ltd., Class A	28,885
2,008	Zhengzhou Yutong Bus Co. Ltd., Class A	7,710

		178,512

	Czech Republic — 0.3%
425	Komercni banka A/S	18,263
5,349	Moneta Money Bank A/S, Reg. S (e)	18,284

		36,547

	Denmark — 0.5%
655	Danske Bank A/S	24,980
375	Novo Nordisk A/S, Class B	18,671
99	Pandora A/S	9,335
367	Tryg A/S	8,735

		61,721

SHARES	SECURITY DESCRIPTION	VALUE

	Finland — 0.8%
213	Elisa OYJ	8,578
475	Fortum OYJ	10,081
105	Neste OYJ	5,844
203	Nokian Renkaat OYJ	9,319
223	Sampo OYJ, Class A	11,685
443	Stora Enso OYJ, Class R	6,926
1,674	UPM-Kymmene OYJ	50,281

		102,714

	France — 2.4%
557	AXA SA	16,816
265	BNP Paribas SA	20,683
102	Bouygues SA	4,900
128	Cie de Saint-Gobain	7,499
191	Cie Generale des Etablissements Michelin	27,689
243	CNP Assurances	5,653
369	Credit Agricole SA	6,447
386	Electricite de France SA	5,049
645	Engie SA	10,894
307	Eutelsat Communications SA	7,694
86	Fonciere Des Regions	8,794
190	Klepierre SA	7,553
1,171	Natixis SA	9,185
238	Peugeot SA	5,649
61	Renault SA	6,095
201	Sanofi	18,998
232	Schneider Electric SE (a)	20,420
228	SCOR SE	9,470
253	Societe Generale SA	14,095
500	TOTAL SA	27,877
171	Unibail-Rodamco SE	42,705
232	Veolia Environnement SA	5,507
207	Vinci SA	20,321

		309,993

	Germany — 1.8%
197	Allianz SE (Registered)	45,879
1,196	Aroundtown SA	8,399
60	Axel Springer SE	4,036
157	BASF SE	17,167
86	Bayerische Motoren Werke AG	8,805
516	Daimler AG (Registered)	43,041
608	Deutsche Telekom AG (Registered)	11,010
281	Deutsche Wohnen SE	12,041
685	E.ON SE	8,119
78	Hannover Rueck SE	9,837

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Germany — continued
51	HUGO BOSS AG	4,577
107	Innogy SE, Reg. S (e)	4,977
123	METRO AG (a)	2,326
32	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	7,262
252	RWE AG (a)	6,341
221	Schaeffler AG (Preference)	3,526
139	Siemens AG (Registered)	19,930
544	TUI AG	9,824
140	Vonovia SE	6,206

		233,303

	Hong Kong — 0.6%
869	Hang Seng Bank Ltd.	20,593
10,124	HKT Trust & HKT Ltd.	12,367
1,136	Hongkong Land Holdings Ltd.	8,236
1,539	Link REIT	12,935
3,476	Sands China Ltd.	16,401

		70,532

	Hungary — 0.2%
580	OTP Bank plc	23,366

	India — 0.4%
2,650	Coal India Ltd.	11,725
1,321	Infosys Ltd., ADR	19,624
2,330	ITC Ltd.	9,566
344	Tata Consultancy Services Ltd.	13,925

		54,840

	Indonesia — 0.2%
64,570	Telekomunikasi Indonesia Persero Tbk. PT	19,266

	Ireland — 0.0% (g)
561	Bank of Ireland Group plc	4,395
29	Frontera Energy Corp. SL (a)	866

		5,261

	Italy — 0.6%
380	Assicurazioni Generali SpA	6,915
174	Atlantia SpA	5,686
4,826	Enel SpA	29,929
4,279	Intesa Sanpaolo SpA	14,386
421	Mediobanca SpA	4,607
1,198	Poste Italiane SpA, Reg. S (e)	8,758
1,325	Snam SpA	6,765
844	Terna Rete Elettrica Nazionale SpA	5,094

		82,140

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — 1.0%
2	Activia Properties, Inc.	8,986
438	Bridgestone Corp.	20,909
404	Daiwa House Industry Co. Ltd.	14,789
3	Daiwa House REIT Investment Corp.	6,644
279	Japan Airlines Co. Ltd.	9,549
16	Japan Hotel REIT Investment Corp.	10,549
571	Japan Tobacco, Inc.	18,897
7	Nippon Prologis REIT, Inc.	14,746
336	Nippon Telegraph & Telephone Corp.	16,240
4	Orix JREIT, Inc.	5,000

		126,309

	Mexico — 0.3%
2,046	Bolsa Mexicana de Valores SAB de CV	3,413
6,894	Fibra Uno Administracion SA de CV	10,816
9,419	Kimberly-Clark de Mexico SAB de CV, Class A	16,203
5,488	Wal-Mart de Mexico SAB de CV	12,286

		42,718

	Netherlands — 1.4%
174	ABN AMRO Group NV, Reg. S, CVA (e)	5,371
1,642	Aegon NV	9,692
70	Akzo Nobel NV	6,360
61	Eurocommercial Properties NV, CVA	2,539
1,543	ING Groep NV	28,519
1,376	Koninklijke Ahold Delhaize NV	25,900
1,861	Koninklijke KPN NV	6,403
717	NN Group NV	30,008
76	Randstad Holding NV	4,670
1,456	Royal Dutch Shell plc, Class B	46,868
164	Vastned Retail NV	7,185

		173,515

	New Zealand — 0.0% (g)
65	UCI Holdings LLC (a) (bb)	1,230

	Norway — 0.2%
335	DNB ASA	6,466
163	Gjensidige Forsikring ASA	3,061
573	Statoil ASA	11,646
488	Telenor ASA	10,356

		31,529

	Portugal — 0.1%
1,200	EDP — Energias de Portugal SA	4,278
297	Galp Energia SGPS SA	5,519

		9,797

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Russia — 0.6%
257	LUKOIL PJSC, ADR	13,631
572	MMC Norilsk Nickel PJSC, ADR	10,534
11,156	Moscow Exchange MICEX-RTS PJSC	22,498
283	PhosAgro PJSC, Reg. S, GDR	3,889
4,533	Sberbank of Russia PJSC	15,022
794	Sberbank of Russia PJSC, ADR	11,387
271	Severstal PJSC, Reg. S, GDR	4,132
20	Severstal PJSC, Reg. S, GDR	311

		81,404

	Singapore — 0.3%
992	Ascendas REIT	1,996
6,482	CapitaLand Commercial Trust	8,256
858	City Developments Ltd.	8,147
917	DBS Group Holdings Ltd.	15,308
301	UOL Group Ltd.	1,995

		35,702

	South Africa — 0.7%
1,873	AVI Ltd.	13,059
1,378	Barclays Africa Group Ltd.	13,655
454	Bid Corp. Ltd.	9,978
5,971	FirstRand Ltd.	21,673
631	Investec plc	4,317
1,968	MMI Holdings Ltd.	2,617
179	Mondi plc	4,329
338	SPAR Group Ltd. (The)	3,977
985	Vodacom Group Ltd.	10,705

		84,310

	South Korea — 0.5%
186	Kangwon Land, Inc.	5,711
196	KT&G Corp.	18,512
9	Samsung Electronics Co. Ltd.	22,728
30	Samsung Fire & Marine Insurance Co. Ltd.	7,223
481	SK Telecom Co. Ltd., ADR	12,577

		66,751

	Spain — 1.2%
506	Abertis Infraestructuras SA	10,936
128	ACS Actividades de Construccion y Servicios SA	5,034
26	Aena SME SA, Reg. S (e)	4,807
1,305	Banco Bilbao Vizcaya Argentaria SA	11,413
2,981	Banco de Sabadell SA	5,969
2,689	Banco Santander SA	18,227
819	Bankia SA	3,910
459	Bankinter SA	4,336

SHARES	SECURITY DESCRIPTION	VALUE

	Spain — continued
1,206	CaixaBank SA	5,641
324	Enagas SA	9,329
327	Endesa SA	7,474
295	Gas Natural SDG SA	6,310
4,837	Iberdrola SA	39,087
623	Repsol SA	11,677
901	Telefonica SA	9,451

		153,601

	Sweden — 0.6%
141	Electrolux AB, Series B	4,986
134	ICA Gruppen AB	4,954
147	Kinnevik AB, Class B	4,833
1,046	Nordea Bank AB	12,645
843	Skandinaviska Enskilda Banken AB, Class A	10,394
765	Svenska Handelsbanken AB, Class A	10,962
427	Swedbank AB, Class A	10,597
125	Swedish Match AB	4,715
773	Tele2 AB, Class B	9,827

		73,913

	Switzerland — 1.6%
437	Ferguson plc	30,576
2,555	Glencore plc (a)	12,322
323	LafargeHolcim Ltd. (Registered) (a)	18,222
881	Novartis AG (Registered)	72,702
521	Swiss Re AG	49,076
697	UBS Group AG (Registered) (a)	11,864
32	Zurich Insurance Group AG	9,624

		204,386

	Taiwan — 1.3%
1,004	Asustek Computer, Inc.	8,695
1,275	Chicony Electronics Co. Ltd.	3,194
1,771	Delta Electronics, Inc.	8,523
1,396	MediaTek, Inc.	15,886
11,120	Mega Financial Holding Co. Ltd.	8,741
2,644	Novatek Microelectronics Corp.	9,793
1,594	President Chain Store Corp.	14,333
8,355	Quanta Computer, Inc.	19,683
5,188	Taiwan Mobile Co. Ltd.	18,497
518	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	21,909
737	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	31,202
5,228	Vanguard International Semiconductor Corp.	9,928

		170,384

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Thailand — 0.3%
971	Siam Cement PCL (The) (Registered)	14,267
3,760	Siam Commercial Bank PCL (The)	16,583
2,428	Thai Oil PCL	7,456

		38,306

	Turkey — 0.2%
262	Ford Otomotiv Sanayi A/S	3,700
973	Tofas Turk Otomobil Fabrikasi A/S	7,940
230	Tupras Turkiye Petrol Rafinerileri A/S	8,273

		19,913

	United Arab Emirates — 0.1%
4,278	First Abu Dhabi Bank PJSC	12,056

	United Kingdom — 5.0%
425	3i Group plc	5,420
491	Anglo American plc	9,256
1,676	Assura plc	1,344
1,802	Aviva plc	12,087
1,155	Barratt Developments plc	10,041
281	Berkeley Group Holdings plc	13,974
3,650	BP plc	24,760
580	British American Tobacco plc	37,503
2,413	British Land Co. plc (The)	19,265
1,993	Centrica plc	4,494
361	Compass Group plc	7,929
7,702	Direct Line Insurance Group plc	38,013
221	easyJet plc	3,927
1,411	G4S plc	5,264
945	GKN plc	3,982
977	GlaxoSmithKline plc	17,538
566	Hammerson plc	3,939
7,086	HSBC Holdings plc	69,212
256	IMI plc	4,149
598	International Consolidated Airlines Group SA	5,048
1,406	J Sainsbury plc	4,528
334	Land Securities Group plc	4,284
3,204	Legal & General Group plc	11,360
19,415	Lloyds Banking Group plc	17,598
574	LondonMetric Property plc	1,345
623	Meggitt plc	4,290
1,033	NewRiver REIT plc	4,595
104	Next plc	6,801
1,991	Old Mutual plc	5,052
960	Persimmon plc	35,720
493	Prudential plc	12,095
1,377	Rio Tinto plc	65,065

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
574	RSA Insurance Group plc	4,796
1,856	Safestore Holdings plc	10,963
95	Schroders plc	4,427
1,617	Segro plc	11,675
144	Severn Trent plc	4,031
220	Smiths Group plc	4,587
287	St James’s Place plc	4,493
1,817	Standard Life Aberdeen plc	10,367
8,736	Taylor Wimpey plc	23,151
2,455	Tritax Big Box REIT plc	4,804
448	Unilever plc	25,371
19,434	Vodafone Group plc	55,588

		634,131

	United States — 17.3%
26	3M Co.	6,069
272	Accenture plc, Class A	38,704
63	Air Products & Chemicals, Inc.	10,086
93	Alexandria Real Estate Equities, Inc.	11,482
914	Altria Group, Inc.	58,729
53	American Tower Corp.	7,611
223	Analog Devices, Inc.	20,325
34	Apartment Investment & Management Co., Class A	1,512
249	Apple, Inc.	42,134
61	Arthur J Gallagher & Co.	3,875
970	AT&T, Inc.	32,654
79	Automatic Data Processing, Inc.	9,134
188	AvalonBay Communities, Inc.	34,165
1,086	Bank of America Corp.	29,734
311	BB&T Corp.	15,295
636	Brandywine Realty Trust	11,124
142	Bristol-Myers Squibb Co.	8,728
352	Brixmor Property Group, Inc.	6,154
453	Caesars Entertainment Corp. (a)	5,864
248	Camden Property Trust	22,637
170	Chevron Corp.	19,688
81	Chubb Ltd.	12,244
110	Cincinnati Financial Corp.	7,712
288	CME Group, Inc.	39,485
207	CMS Energy Corp.	9,999
206	Coca-Cola Co. (The)	9,484
1,156	Comcast Corp., Class A	41,645
403	ConocoPhillips	20,624
313	Digital Realty Trust, Inc.	37,130
86	Dover Corp.	8,164

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — continued
		United States — continued
482		DowDuPont, Inc.	34,847
135		Dr Pepper Snapple Group, Inc.	11,587
23		DTE Energy Co.	2,581
134		Duke Realty Corp.	3,813
3		Dynegy, Inc. (a)	31
328		Eaton Corp. plc	26,250
90		Edison International	7,202
122		Eli Lilly & Co.	9,968
51		Equity LifeStyle Properties, Inc.	4,554
89		Equity Residential	5,980
164		Extra Space Storage, Inc.	13,404
178		Exxon Mobil Corp.	14,798
138		Fidelity National Information Services, Inc.	12,838
1,494		Ford Motor Co.	18,332
—	(h)	Gener8 Maritime, Inc. (a)	—	(h)
49		General Dynamics Corp.	9,894
198		General Motors Co.	8,504
45		Gilead Sciences, Inc.	3,393
53		Goodman Private (a) (bb)	—	(h)
346		Gramercy Property Trust	10,267
279		Halcon Resources Corp. (a)	1,837
824		HCP, Inc.	21,299
287		Healthcare Trust of America, Inc., Class A	8,633
278		Highwoods Properties, Inc.	14,185
268		Home Depot, Inc. (The)	44,383
108		Honeywell International, Inc.	15,626
970		Host Hotels & Resorts, Inc.	18,967
740		HP, Inc.	15,947
121		Illinois Tool Works, Inc.	18,986
263		International Business Machines Corp.	40,529
92		JBG SMITH Properties (a)	2,863
468		Johnson & Johnson	65,275
641		Kimco Realty Corp.	11,635
733		Kinder Morgan, Inc.	13,270
240		KLA-Tencor Corp.	26,151
253		LaSalle Hotel Properties	7,143
332		Liberty Property Trust	14,233
45		M&T Bank Corp.	7,534
224		Macerich Co. (The)	12,256
417		Merck & Co., Inc.	22,968
364		MetLife, Inc.	19,517
1,096		Microsoft Corp.	91,185
190		Mid-America Apartment Communities, Inc.	19,486
258		Mondelez International, Inc., Class A	10,681
802		Morgan Stanley	40,118

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
219		National Health Investors, Inc.	16,689
3		Nebraska Book Holdings, Inc. (a) (bb)	—	(h)
319		NextEra Energy, Inc.	49,448
178		NII Holdings, Inc. (a)	78
259		NiSource, Inc.	6,831
170		Northern Trust Corp.	15,939
1,267		Occidental Petroleum Corp.	81,793
10		Penn Virginia Corp. (a)	406
12		Penn Virginia Corp. (a)	472
429		PepsiCo, Inc.	47,313
2,454		Pfizer, Inc.	86,051
334		Philip Morris International, Inc.	34,966
175		PNC Financial Services Group, Inc. (The)	23,889
135		PPG Industries, Inc.	15,650
44		Procter & Gamble Co. (The)	3,764
605		Prologis, Inc.	39,095
159		Prudential Financial, Inc.	17,534
138		Public Storage	28,673
182		Quality Care Properties, Inc. (a)	2,881
131		Realty Income Corp.	7,044
115		Regency Centers Corp.	7,052
131		Republic Services, Inc.	8,539
271		RLJ Lodging Trust	5,864
—	(h)	Sabine Oil & Gas Holdings, Inc. (a)	20
275		Senior Housing Properties Trust	5,065
148		Simon Property Group, Inc.	22,997
38		SL Green Realty Corp.	3,589
17		Stone Energy Corp. (a)	485
154		STORE Capital Corp.	3,814
146		Sunstone Hotel Investors, Inc.	2,387
137		T Rowe Price Group, Inc.	12,725
543		Texas Instruments, Inc.	52,477
40		Time Warner, Inc.	3,971
191		Travelers Cos., Inc. (The)	25,301
183		UnitedHealth Group, Inc.	38,415
457		US Bancorp	24,842
340		Valero Energy Corp.	26,843
40		Validus Holdings Ltd.	2,064
40		Ventas, Inc.	2,481
382		Verizon Communications, Inc.	18,277
514		VICI Properties, Inc. (a)	9,513
259		Vistra Energy Corp.	5,038
183		Vornado Realty Trust	13,732
1,072		Wells Fargo & Co.	60,189

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
754	Xcel Energy, Inc.	37,344

		2,216,681

	Total Common Stocks (Cost $4,672,985)	5,580,813

PRINCIPAL AMOUNT/UNITS
Convertible Bonds — 1.4%
	Cyprus — 0.0% (g)
GBP 2,200	Volcan Holdings plc, Reg. S, 4.13%, 04/11/2020	3,251

	France — 0.0% (g)
EUR 576	Rallye SA, Reg. S, 1.00%, 10/02/2020 (d)	709

	Germany — 0.1%
EUR 3,300	Bayer Capital Corp. BV, 5.63%, 11/22/2019 (e)	4,589
EUR 2,200	Rocket Internet SE, Reg. S, 3.00%, 07/22/2022	2,650

		7,239

	Hong Kong — 0.1%
6,000	China Overseas Finance Investment Cayman V Ltd., Reg. S, Zero Coupon, 01/05/2023	6,375
1,531	PB Issuer No. 4 Ltd., Reg. S, 3.25%, 07/03/2021	1,529

		7,904

	Japan — 0.0% (g)
1,300	Shizuoka Bank Ltd. (The), Reg. S, Zero Coupon, 04/25/2018	1,285

	Malaysia — 0.0% (g)
2,558	Cahaya Capital Ltd., Reg. S, Zero Coupon, 09/18/2021	2,527

	Mexico — 0.1%
EUR 3,700	America Movil BV, Reg. S, Series KPN, 5.50%, 09/17/2018	3,857

	Monaco — 0.0% (g)
4,277	Scorpio Tankers, Inc., 2.38%, 07/01/2019 (e)	3,823

	Netherlands — 0.0% (g)
EUR 1,100	OCI NV, Reg. S, Series OCI, 3.88%, 09/25/2018	1,303

	Russia — 0.0% (g)
1,368	Yandex NV, 1.13%, 12/15/2018	1,364

	Singapore — 0.1%
2,600	BW Group Ltd., Reg. S, 1.75%, 09/10/2019	2,480

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE

	Singapore — continued
	CapitaLand Ltd.,
SGD 4,250	Reg. S, 1.85%, 06/19/2020	3,102
SGD 5,000	Reg. S, 2.95%, 06/20/2022	3,723

		9,305

	South Africa — 0.1%
GBP 4,200	Brait SE, Reg. S, 2.75%, 09/18/2020	5,126
GBP 2,000	Remgro Jersey GBP Ltd., Reg. S, 2.63%, 03/22/2021	2,568
EUR 1,800	Steinhoff Finance Holding GmbH, Reg. S, 1.25%, 10/21/2023	1,847

		9,541

	Spain — 0.0% (g)
EUR 1,800	Sacyr SA, Reg. S, 4.00%, 05/08/2019	2,096

	Taiwan — 0.0% (g)
2,500	TPK Holding Co. Ltd., Reg. S, Zero Coupon, 04/08/2020	2,569

	United Arab Emirates — 0.1%
	Aabar Investments PJSC,
EUR 5,000	Reg. S, Series UCG, 0.50%, 03/27/2020	5,333
EUR 2,600	Reg. S, Series UCG, 1.00%, 03/27/2022	2,621
4,800	DP World Ltd., Reg. S, 1.75%, 06/19/2024	5,058

		13,012

	United Kingdom — 0.1%
GBP 4,600	Intu Jersey 2 Ltd., Reg. S, 2.88%, 11/01/2022	5,807
GBP 2,800	Vodafone Group plc, Reg. S, 2.00%, 02/25/2019	4,105

		9,912

	United States — 0.7%
917	Ares Capital Corp., 4.75%, 01/15/2018	919
1,246	BlackRock Capital Investment Corp., 5.00%, 06/15/2022	1,297
2,888	Chesapeake Energy Corp., 5.50%, 09/15/2026 (e)	2,558
	Colony NorthStar, Inc.,
1,455	3.88%, 01/15/2021	1,463
2,459	5.00%, 04/15/2023	2,530
	DISH Network Corp.,
5,179	2.38%, 03/15/2024 (e)	4,975
2,415	3.38%, 08/15/2026	2,598
1,573	Echo Global Logistics, Inc., 2.50%, 05/01/2020	1,557
	Ensco Jersey Finance Ltd.,
6,124	3.00%, 01/31/2024 (e)	5,175

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
3,578	Extra Space Storage LP, 3.13%, 10/01/2035 (e)	3,898
6,958	FireEye, Inc., Series B, 1.63%, 06/01/2035	6,475
3,031	Hercules Capital, Inc., 4.38%, 02/01/2022 (e)	3,097
1,218	IAS Operating Partnership LP, 5.00%, 03/15/2018 (e)	1,232
1,293	Intercept Pharmaceuticals, Inc., 3.25%, 07/01/2023	1,009
	Liberty Interactive LLC,
320	3.75%, 02/15/2030	221
6,966	4.00%, 11/15/2029	4,867
3,772	Macquarie Infrastructure Corp., 2.00%, 10/01/2023	3,616
2,706	Nabors Industries, Inc., 0.75%, 01/15/2024 (e)	1,996
68	Nebraska Book Holdings, Inc., 2.02%, 04/01/2026 (e) (d) (bb)	—
2,561	NRG Yield, Inc., 3.25%, 06/01/2020 (e)	2,561
	Nuance Communications, Inc.,
561	1.00%, 12/15/2035	515
1,017	2.75%, 11/01/2031	1,017
	Pandora Media, Inc.,
1,336	1.75%, 12/01/2020	1,248
505	Redwood Trust, Inc., 4.63%, 04/15/2018	508
1,476	RH, Zero Coupon, 07/15/2020 (e)	1,397
1,680	RWT Holdings, Inc., 5.63%, 11/15/2019	1,707
1,083	SolarCity Corp., 1.63%, 11/01/2019	1,021
	Spirit Realty Capital, Inc.,
1,350	2.88%, 05/15/2019	1,348
3,821	3.75%, 05/15/2021	3,898
2,540	Starwood Property Trust, Inc., 4.38%, 04/01/2023	2,578
	SunPower Corp.,
6	0.75%, 06/01/2018	6
2,278	0.88%, 06/01/2021	1,798
	TCP Capital Corp.,
1,131	4.63%, 03/01/2022	1,174
1,736	5.25%, 12/15/2019	1,819
959	TPG Specialty Lending, Inc., 4.50%, 08/01/2022 (e)	1,001
	Twitter, Inc.,
2,642	0.25%, 09/15/2019	2,503
4,079	1.00%, 09/15/2021	3,761
2,406	Veeco Instruments, Inc., 2.70%, 01/15/2023	2,199

PRINCIPAL AMOUNT/UNITS	SECURITY DESCRIPTION	VALUE

	United States — continued
	VEREIT, Inc.,
379	3.00%, 08/01/2018	380
3,104	3.75%, 12/15/2020	3,222
5,157	Weatherford International Ltd., 5.88%, 07/01/2021	5,202
1,441	Whiting Petroleum Corp., 1.25%, 04/01/2020	1,292

		91,638

	Total Convertible Bonds (Cost $171,155)	171,335

SHARES
Convertible Preferred Stocks — 0.7%
	China — 0.1%
35	Mandatory Exchangeable Trust, 5.75%, 06/03/2019 ($100 par value) (e)	7,331

	Israel — 0.0% (g)
4	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/2018 ($1000 par value)	1,053

	United States — 0.6%
8	Allergan plc, Series A, 5.50%, 03/01/2018 ($1000 par value)	4,984
42	American Tower Corp., 5.50%, 02/15/2018 ($100 par value)	5,305
71	Anthem, Inc., 5.25%, 05/01/2018 ($50 par value)	3,809
7	Bank of America Corp., Series L, 7.25% ($1000 par value)	9,062
82	Becton Dickinson and Co., Series A, 6.13%, 05/01/2020 ($50 par value)	4,633
34	Belden, Inc., 6.75%, 07/15/2019 ($100 par value)	3,691
8	Bunge Ltd., 4.88% ($100 par value)	810
3	Crown Castle International Corp., Series A, 6.88%, 08/01/2020 ($1000 par value)	3,840
97	Dominion Energy, Inc., Series A, 6.75%, 08/15/2019 ($50 par value)	5,092
67	DTE Energy Co., 6.50%, 10/01/2019 ($50 par value)	3,683
20	Frontier Communications Corp., Series A, 11.13%, 06/29/2018 ($100 par value)	392
51	Hess Corp., 8.00%, 02/01/2019 ($50 par value)	2,810
101	Kinder Morgan, Inc., Series A, 9.75%, 10/26/2018 ($49 par value)	3,793
103	NextEra Energy, Inc., 6.12%, 09/01/2019 ($25 par value)	5,884

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Convertible Preferred Stocks — continued
	United States — continued
47	Stanley Black & Decker, Inc., 5.38%, 05/15/2020 ($100 par value)	5,525
22	Stericycle, Inc., 5.25%, 09/15/2018 ($100 par value)	1,247
18	T-Mobile US, Inc., 5.50%, 12/15/2017 ($50 par value)	1,737
22	VICI Properties, Inc., Series A, Zero Coupon, 11/06/2017 (a) (e)	1,740
7	Wells Fargo & Co., Series L, 7.50% ($1000 par value)	8,956
46	Welltower, Inc., Series I, 6.50% ($50 par value)	2,836

		79,829

	Total Convertible Preferred Stocks (Cost $87,165)	88,213

PRINCIPAL AMOUNT
Corporate Bonds — 37.9%
	Argentina — 0.1%
1,290	Pampa Energia SA, 7.38%, 07/21/2023 (e)	1,411
	YPF SA,
2,800	Reg. S, 8.50%, 03/23/2021	3,167
2,750	Reg. S, 8.75%, 04/04/2024	3,186

		7,764

	Australia — 0.2%
12,431	Australia & New Zealand Banking Group Ltd., (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 06/15/2026 (e) (x) (y) (aa)	14,282
1,720	BHP Billiton Finance USA Ltd., (USD Swap Semi 5 Year + 5.09%), 6.75%, 10/19/2075 (e) (aa)	2,025
	FMG Resources August 2006 Pty. Ltd.,
1,285	4.75%, 05/15/2022 (e)	1,312
1,389	5.13%, 05/15/2024 (e)	1,429
3,835	9.75%, 03/01/2022 (e)	4,286
1,215	Nufarm Australia Ltd., 6.38%, 10/15/2019 (e)	1,236

		24,570

	Azerbaijan — 0.0% (g)
1,700	Southern Gas Corridor CJSC, Reg. S, 6.88%, 03/24/2026	1,922
1,700	State Oil Co. of the Azerbaijan Republic, Reg. S, 6.95%, 03/18/2030	1,870

		3,792

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Belgium — 0.1%
2,025	Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/2046	2,273
4,870	Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/2048	5,151

		7,424

	Brazil — 0.3%
1,954	Banco Daycoval SA, Reg. S, 5.75%, 03/19/2019	2,009
1,750	GTL Trade Finance, Inc., Reg. S, 5.89%, 04/29/2024	1,891
	JBS USA LUX SA,
4,689	5.75%, 06/15/2025 (e)	4,572
4,448	5.88%, 07/15/2024 (e)	4,399
6,065	7.25%, 06/01/2021 (e)	6,183
538	8.25%, 02/01/2020 (e)	545
	Petrobras Global Finance BV,
1,700	6.85%, 06/05/2115	1,614
5,790	7.38%, 01/17/2027	6,414
4,950	8.38%, 05/23/2021	5,699
1,500	Suzano Austria GmbH, Reg. S, 5.75%, 07/14/2026	1,613
1,306	Vale Overseas Ltd., 5.88%, 06/10/2021	1,432
2,090	Votorantim Cimentos SA, Reg. S, 7.25%, 04/05/2041	2,234

		38,605

	Canada — 1.6%
4,604	1011778 BC ULC, 4.25%, 05/15/2024 (e)	4,637
2,332	ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023 (e)	2,443
	Baytex Energy Corp.,
200	5.13%, 06/01/2021 (e)	189
364	5.63%, 06/01/2024 (e)	339
	Bombardier, Inc.,
1,868	6.00%, 10/15/2022 (e)	1,840
3,228	6.13%, 01/15/2023 (e)	3,218
5,401	7.50%, 03/15/2025 (e)	5,576
188	7.75%, 03/15/2020 (e)	202
5,208	8.75%, 12/01/2021 (e)	5,794
2,950	Brookfield Finance, Inc., 4.70%, 09/20/2047	3,013
	Cascades, Inc.,
1,420	5.50%, 07/15/2022 (e)	1,463
585	5.75%, 07/15/2023 (e)	614
	Cenovus Energy, Inc.,
6,990	5.40%, 06/15/2047 (e)	7,225
4,425	6.75%, 11/15/2039	5,278

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
	Concordia International Corp.,
4,231	7.00%, 04/15/2023 (e)	455
3,244	9.00%, 04/01/2022 (e)	2,846
2,468	Cott Holdings, Inc., 5.50%, 04/01/2025 (e)	2,545
20,130	Emera, Inc., Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/2076 (aa)	23,024
13,030	Enbridge, Inc., (ICE LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/2077 (aa)	13,421
1,200	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2024 (e)	1,272
10,055	GW Honos Security Corp., 8.75%, 05/15/2025 (e)	10,708
930	Hudbay Minerals, Inc., 7.25%, 01/15/2023 (e)	1,002
5,207	Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (e)	5,017
	Mattamy Group Corp.,
2,850	6.50%, 10/01/2025 (e)	2,971
532	6.88%, 12/15/2023 (e)	559
	MEG Energy Corp.,
12,466	6.38%, 01/30/2023 (e)	11,406
2,890	6.50%, 01/15/2025 (e)	2,876
1,000	7.00%, 03/31/2024 (e)	907
	NOVA Chemicals Corp.,
3,320	4.88%, 06/01/2024 (e)	3,382
2,646	5.00%, 05/01/2025 (e)	2,679
1,500	5.25%, 06/01/2027 (e)	1,526
	Open Text Corp.,
1,957	5.63%, 01/15/2023 (e)	2,048
1,065	5.88%, 06/01/2026 (e)	1,154
	Precision Drilling Corp.,
1,025	5.25%, 11/15/2024	958
555	6.50%, 12/15/2021	561
10,208	Quebecor Media, Inc., 5.75%, 01/15/2023	11,076
50	Quebecor World Capital Corp., 6.13%, 01/15/2016 (d) (bb)	—
50	Quebecor, Inc., 9.75%, 01/15/2016 (d) (bb)	—
2,406	Seven Generations Energy Ltd., 5.38%, 09/30/2025 (e)	2,430
	Teck Resources Ltd.,
1,635	4.75%, 01/15/2022	1,725
1,455	5.40%, 02/01/2043	1,484
1,875	6.00%, 08/15/2040	2,079
2,070	6.13%, 10/01/2035	2,344
1,383	8.50%, 06/01/2024 (e)	1,584
5,610	TransCanada PipeLines Ltd., 4.63%, 03/01/2034	6,217

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
	Transcanada Trust,
13,375	(ICE LIBOR USD 3 Month + 3.21%), 5.30%, 03/15/2077 (aa)	13,913
9,855	(ICE LIBOR USD 3 Month + 3.53%), 5.63%, 05/20/2075 (aa)	10,498
9,359	Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/2076 (aa)	10,225
1,098	Trinidad Drilling Ltd., 6.63%, 02/15/2025 (e)	1,068
	Videotron Ltd.,
1,365	5.00%, 07/15/2022	1,474
1,560	5.13%, 04/15/2027 (e)	1,640
6,818	5.38%, 06/15/2024 (e)	7,364

		208,269

	Chile — 0.0% (g)
1,550	Empresa Electrica Angamos SA, Reg. S, 4.88%, 05/25/2029	1,555
2,950	VTR Finance BV, Reg. S, 6.88%, 01/15/2024	3,116

		4,671

	Colombia — 0.1%
	Ecopetrol SA,
3,600	5.38%, 06/26/2026	3,846
2,862	7.38%, 09/18/2043	3,313

		7,159

	Croatia — 0.0% (g)
1,340	Hrvatska Elektroprivreda, 5.88%, 10/23/2022 (e)	1,482

	Finland — 0.0% (g)
	Nokia OYJ,
335	3.38%, 06/12/2022	334
335	4.38%, 06/12/2027	335
276	5.38%, 05/15/2019	287
1,452	6.63%, 05/15/2039	1,657

		2,613

	France — 0.5%
	Credit Agricole SA,
10,535	(USD Swap Semi 5 Year + 4.70%), 6.63%, 09/23/2019 (e) (x) (y) (aa)	11,075
6,835	(USD Swap Semi 5 Year + 6.19%), 8.13%, 12/23/2025 (e) (x) (y) (aa)	8,227
	SFR Group SA,
18,441	6.00%, 05/15/2022 (e)	19,225
3,730	6.25%, 05/15/2024 (e)	3,907
3,201	7.38%, 05/01/2026 (e)	3,441

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	France — continued
	Societe Generale SA,
12,990	(USD Swap Semi 5 Year + 6.24%), 7.37%, 09/13/2021 (e) (x) (y) (aa)	14,354
4,730	(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 09/29/2025 (e) (x) (y) (aa)	5,522

		65,751

	Germany — 0.1%
	Fresenius Medical Care US Finance II, Inc.,
1,160	4.75%, 10/15/2024 (e)	1,250
1,152	5.88%, 01/31/2022 (e)	1,286
400	6.50%, 09/15/2018 (e)	416
1,850	Fresenius Medical Care US Finance, Inc., 5.75%, 02/15/2021 (e)	2,025
1,630	IHO Verwaltungs GmbH, 4.50% (Cash), 09/15/2023 (e) (v)	1,681
2,988	Unitymedia GmbH, 6.13%, 01/15/2025 (e)	3,183
2,010	Unitymedia Hessen GmbH & Co. KG, 5.50%, 01/15/2023 (e)	2,065
5,090	ZF North America Capital, Inc., 4.50%, 04/29/2022 (e)	5,319

		17,225

	Guatemala — 0.0% (g)
3,420	Comcel Trust, Reg. S, 6.88%, 02/06/2024	3,604
1,847	Energuate Trust, Reg. S, 5.88%, 05/03/2027	1,915

		5,519

	Hungary — 0.0% (g)
2,420	MFB Magyar Fejlesztesi Bank Zrt., 6.25%, 10/21/2020 (e)	2,663
2,250	MOL Group Finance SA, Reg. S, 6.25%, 09/26/2019	2,405

		5,068

	India — 0.1%
	Axis Bank Ltd.,
1,550	Reg. S, 2.88%, 06/01/2021	1,546
1,748	Reg. S, 3.25%, 05/21/2020	1,768
1,130	Bharti Airtel International Netherlands BV, Reg. S, 5.13%, 03/11/2023	1,212
2,830	Reliance Holding USA, Inc.,
	Reg. S, 5.40%, 02/14/2022	3,104

		7,630

	Indonesia — 0.2%
1,400	Majapahit Holding BV, Reg. S, 7.75%, 01/20/2020	1,547
2,584	Minejesa Capital BV, 4.63%, 08/10/2030 (e)	2,637

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Indonesia — continued
	Pertamina Persero PT,
4,500	Reg. S, 4.30%, 05/20/2023	4,753
4,540	Reg. S, 5.25%, 05/23/2021	4,896
4,250	Reg. S, 6.00%, 05/03/2042	4,864
5,190	Reg. S, 6.45%, 05/30/2044	6,265

		24,962

	Ireland — 0.2%
4,030	AerCap Global Aviation Trust, (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 06/15/2045 (e) (aa)	4,393
	Ardagh Packaging Finance plc,
6,560	6.00%, 02/15/2025 (e)	6,962
6,475	7.25%, 05/15/2024 (e)	7,114
	Fly Leasing Ltd.,
608	5.25%, 10/15/2024	611
425	6.75%, 12/15/2020	441
3,365	James Hardie International Finance DAC, 5.88%, 02/15/2023 (e)	3,533
	Park Aerospace Holdings Ltd.,
1,224	4.50%, 03/15/2023 (e)	1,226
1,402	5.25%, 08/15/2022 (e)	1,458
3,512	5.50%, 02/15/2024 (e)	3,644

		29,382

	Israel — 0.1%
15,080	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/2046	12,004

	Italy — 0.3%
3,605	Enel Finance International NV, 4.75%, 05/25/2047 (e)	3,832
8,600	Enel SpA, (USD Swap Semi 5 Year + 5.88%), 8.75%, 09/24/2073 (e) (aa)	10,621
	Telecom Italia Capital SA,
1,283	6.00%, 09/30/2034	1,437
1,928	6.38%, 11/15/2033	2,237
660	7.20%, 07/18/2036	818
267	7.72%, 06/04/2038	345
	Wind Acquisition Finance SA,
4,500	4.75%, 07/15/2020 (e)	4,553
4,500	7.38%, 04/23/2021 (e)	4,675
2,665	Wind Tre SpA, 5.00%, 01/20/2026 (e)	2,682

		31,200

	Jamaica — 0.0% (g)
2,098	Digicel Group Ltd., Reg. S, 7.13%, 04/01/2022	1,978

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Japan — 0.0% (g)
2,049	SoftBank Group Corp., 4.50%, 04/15/2020 (e)	2,116

	Kazakhstan — 0.1%
1,325	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.95%, 07/10/2042	1,484
	KazMunayGas National Co. JSC,
4,650	Reg. S, 4.75%, 04/19/2027	4,757
3,776	Reg. S, 6.38%, 04/09/2021	4,129
1,100	Reg. S, 9.13%, 07/02/2018	1,147
2,350	Tengizchevroil Finance Co. International Ltd., Reg. S, 4.00%, 08/15/2026	2,306

		13,823

	Luxembourg — 0.8%
	Altice Financing SA,
724	6.50%, 01/15/2022 (e)	747
6,577	6.63%, 02/15/2023 (e)	6,933
6,985	7.50%, 05/15/2026 (e)	7,675
	Altice Luxembourg SA,
1,515	7.63%, 02/15/2025 (e)	1,644
13,763	7.75%, 05/15/2022 (e)	14,572
	ArcelorMittal,
2,478	6.13%, 06/01/2025	2,858
2,673	6.75%, 02/25/2022	3,074
927	7.25%, 03/01/2041	1,138
2,770	7.50%, 10/15/2039	3,459
6,920	INEOS Group Holdings SA, 5.63%, 08/01/2024 (e)	7,214
	Intelsat Jackson Holdings SA,
7,518	5.50%, 08/01/2023	6,418
26,512	7.25%, 10/15/2020	25,510
11,870	7.50%, 04/01/2021	11,247
4,475	8.00%, 02/15/2024 (e)	4,766
1,585	9.75%, 07/15/2025 (e)	1,597

		98,852

	Malaysia — 0.0% (g)
1,200	Petronas Capital Ltd., Reg. S, 4.50%, 03/18/2045	1,338

	Mexico — 0.6%
	Alfa SAB de CV,
2,412	6.88%, 03/25/2044 (e)	2,650
2,700	Reg. S, 5.25%, 03/25/2024	2,866
600	Banco Nacional de Comercio Exterior SNC, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 08/11/2026 (e) (aa)	596

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
2,600	BBVA Bancomer SA, Reg. S, 6.75%, 09/30/2022	2,942
995	CEMEX Finance LLC, 6.00%, 04/01/2024 (e)	1,052
	Cemex SAB de CV,
3,104	5.70%, 01/11/2025 (e)	3,267
8,730	6.13%, 05/05/2025 (e)	9,315
5,260	7.75%, 04/16/2026 (e)	5,957
3,100	Grupo KUO SAB de CV, 5.75%, 07/07/2027 (e)	3,158
480	Mexico City Airport Trust, 5.50%, 07/31/2047 (e)	476
	Petroleos Mexicanos,
5,499	5.63%, 01/23/2046	4,986
5,650	6.38%, 02/04/2021	6,147
1,500	6.38%, 01/23/2045	1,492
340	6.50%, 03/13/2027 (e)	371
7,450	6.63%, 06/15/2035	7,858
5,940	6.75%, 09/21/2047 (e)	6,123
5,850	Reg. S, 5.38%, 03/13/2022	6,206
3,900	Reg. S, 6.50%, 03/13/2027	4,253

		69,715

	Morocco — 0.0% (g)
	OCP SA,
2,020	Reg. S, 5.63%, 04/25/2024	2,169
2,221	Reg. S, 6.88%, 04/25/2044	2,504

		4,673

	Netherlands — 0.3%
1,685	Constellium NV, 6.63%, 03/01/2025 (e)	1,748
1,650	GTH Finance BV, Reg. S, 7.25%, 04/26/2023	1,869
5,458	ING Groep NV, Reg. S, (USD Swap Semi 5 Year + 5.12%), 6.87%, 04/16/2022 (x) (y) (aa)	6,082
	NXP BV,
2,665	4.63%, 06/15/2022 (e)	2,855
2,780	4.63%, 06/01/2023 (e)	2,995
6,874	5.75%, 03/15/2023 (e)	7,149
840	UPC Holding BV, 5.50%, 01/15/2028 (e)	836
7,770	UPCB Finance IV Ltd., 5.38%, 01/15/2025 (e)	7,945
940	Ziggo Bond Finance BV, 5.88%, 01/15/2025 (e)	967
1,694	Ziggo Secured Finance BV, 5.50%, 01/15/2027 (e)	1,728

		34,174

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	New Zealand — 0.1%
	Reynolds Group Issuer, Inc.,
1,000	5.13%, 07/15/2023 (e)	1,041
9,725	5.75%, 10/15/2020	9,895
3,079	6.88%, 02/15/2021	3,160
1,745	7.00%, 07/15/2024 (e)	1,863

		15,959

	Nigeria — 0.0% (g)
2,631	Sea Trucks Group Ltd., Reg. S, 9.00%, 03/26/2018 (e) (d)	816

	Peru — 0.1%
1,850	Banco de Credito del Peru, Reg. S, 4.25%, 04/01/2023	1,956
1,800	BBVA Banco Continental SA, Reg. S, 5.00%, 08/26/2022	1,958
1,124	Consorcio Transmantaro SA, Reg. S, 4.38%, 05/07/2023	1,166
1,500	Nexa Resources SA, Reg. S, 5.38%, 05/04/2027	1,587
3,100	Petroleos del Peru SA, 5.63%, 06/19/2047 (e)	3,263
2,830	Southern Copper Corp., 5.88%, 04/23/2045	3,308

		13,238

	Qatar — 0.0% (g)
	ABQ Finance Ltd.,
2,570	Reg. S, 3.50%, 02/22/2022	2,535
1,550	Reg. S, 3.63%, 04/13/2021	1,542
1,103	Ras Laffan Liquefied Natural Gas Co. Ltd. II, Reg. S, 5.30%, 09/30/2020	1,142

		5,219

	Russia — 0.1%
1,100	Gazprom OAO Via Gaz Capital SA, Reg. S, 9.25%, 04/23/2019	1,199
3,150	Metalloinvest Finance DAC, Reg. S, 4.85%, 05/02/2024	3,207
2,750	MMC Norilsk Nickel OJSC, Reg. S, 6.63%, 10/14/2022	3,094
3,100	Novolipetsk Steel, Reg. S, 4.50%, 06/15/2023	3,204
550	Russian Agricultural Bank OJSC Via RSHB Capital SA, Reg. S, 7.75%, 05/29/2018	565
4,400	Vnesheconombank Via VEB Finance plc, Reg. S, 5.94%, 11/21/2023	4,768
1,781	VTB Bank OJSC Via VTB Capital SA, Reg. S, 6.95%, 10/17/2022	1,937

		17,974

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	South Korea — 0.0% (g)
3,805	MagnaChip Semiconductor Corp., 6.63%, 07/15/2021	3,672

	Spain — 0.2%
	Banco Bilbao Vizcaya Argentaria SA,
EUR 1,000	Reg. S, (EUR Swap Annual 5 Year + 6.60%), 6.75%, 02/18/2020 (x) (y) (aa)	1,259
EUR 1,800	Reg. S, (EUR Swap Annual 5 Year + 6.16%), 7.00%, 02/19/2019 (x) (y) (aa)	2,215
2,000	Reg. S, (USD Swap Semi 5 Year + 8.26%), 9.00%, 05/09/2018 (x) (y) (aa)	2,068
9,530	Telefonica Emisiones SAU, 5.21%, 03/08/2047	10,486
GBP 4,400	Telefonica Europe BV, Reg. S, (GBP Swap 5 Year + 4.46%), 6.75%, 11/26/2020 (x) (y) (aa)	6,471

		22,499

	Sweden — 0.1%
5,000	Skandinaviska Enskilda Banken AB, Reg. S, (USD Swap Semi 5 Year + 3.85%), 5.75%, 05/13/2020 (x) (y) (aa)	5,225
5,000	Svenska Handelsbanken AB, Reg. S, (USD Swap Semi 5 Year + 3.34%), 5.25%, 03/01/2021 (x) (y) (aa)	5,165
5,000	Swedbank AB, Reg. S, (USD Swap Semi 5 Year + 3.77%), 5.50%, 03/17/2020 (x) (y) (aa)	5,194

		15,584

	Switzerland — 0.3%
	Credit Suisse Group AG,
8,385	(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (e) (x) (y) (aa)	9,171
4,646	(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (e) (x) (y) (aa)	5,401
	UBS Group AG,
5,215	Reg. S, (USD ICE Swap Rate 5 Year + 5.50%), 6.87%, 03/22/2021 (x) (y) (aa)	5,684
5,000	Reg. S, (USD Swap Semi 5 Year + 4.59%), 6.87%, 08/07/2025 (x) (y) (aa)	5,613
5,000	Reg. S, (USD Swap Semi 5 Year + 4.87%), 7.00%, 02/19/2025 (x) (y) (aa)	5,729
2,000	Reg. S, (USD Swap Semi 5 Year + 5.46%), 7.13%, 02/19/2020 (x) (y) (aa)	2,155

		33,753

	Trinidad and Tobago — 0.0% (g)
365	Petroleum Co. of Trinidad & Tobago Ltd., Reg. S, 9.75%, 08/14/2019	385

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Turkey — 0.1%
2,350	Finansbank A/S, Reg. S, 4.88%, 05/19/2022	2,315
2,900	KOC Holding A/S, Reg. S, 5.25%, 03/15/2023	3,029
2,300	Turkiye Is Bankasi, Reg. S, 5.00%, 04/30/2020	2,311
3,050	Turkiye Sise ve Cam Fabrikalari A/S, Reg. S, 4.25%, 05/09/2020	3,092

		10,747

	United Arab Emirates — 0.1%
	DAE Funding LLC,
1,205	4.50%, 08/01/2022 (e)	1,228
1,284	5.00%, 08/01/2024 (e)	1,311
4,811	Shelf Drilling Holdings Ltd., 9.50%, 11/02/2020 (e)	4,883

		7,422

	United Kingdom — 1.0%
3,075	Afren plc, Reg. S, 6.63%, 12/09/2020 (d)	1
	Ashtead Capital, Inc.,
505	4.13%, 08/15/2025 (e)	509
523	4.38%, 08/15/2027 (e)	531
3,560	5.63%, 10/01/2024 (e)	3,788
	Barclays plc,
GBP 6,299	Reg. S, (GBP Swap 5 Year + 6.46%), 7.25%, 03/15/2023 (x) (y) (aa)	9,163
5,397	Reg. S, (USD Swap Semi 5 Year + 6.77%), 7.88%, 03/15/2022 (x) (y) (aa)	6,018
8,345	BAT Capital Corp., 4.54%, 08/15/2047 (e)	8,508
8,944	Fiat Chrysler Automobiles NV, 5.25%, 04/15/2023	9,503
	HSBC Holdings plc,
4,840	(USD ICE Swap Rate 5 Year + 3.71%), 6.38%, 09/17/2024 (x) (y) (aa)	5,257
6,000	(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 03/30/2025 (x) (y) (aa)	6,556
6,852	(USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 06/01/2021 (x) (y) (aa)	7,546
2,140	Jaguar Land Rover Automotive plc, 4.50%, 10/01/2027 (e)	2,119
	KCA Deutag UK Finance plc,
2,208	7.25%, 05/15/2021 (e)	2,125
2,560	9.88%, 04/01/2022 (e)	2,679
12,498	Lloyds Banking Group plc, (USD Swap Semi 5 Year + 4.76%), 7.50%, 06/27/2024 (x) (y) (aa)	14,263
GBP 3,809	Nationwide Building Society, Reg. S, (GBP Swap 5 Year + 4.88%), 6.88%, 06/20/2019 (x) (y) (aa)	5,344

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
	Noble Holding International Ltd.,
169	5.25%, 03/15/2042	107
1,121	6.20%, 08/01/2040	757
6,790	Reynolds American, Inc., 5.85%, 08/15/2045	8,340
	Royal Bank of Scotland Group plc,
3,900	5.13%, 05/28/2024	4,173
1,194	6.00%, 12/19/2023	1,330
14,647	6.13%, 12/15/2022	16,284
2,642	TI Group Automotive Systems LLC, 8.75%, 07/15/2023 (e)	2,853
2,548	Virgin Media Finance plc, 6.38%, 04/15/2023 (e)	2,656
	Virgin Media Secured Finance plc,
975	5.25%, 01/15/2026 (e)	1,012
1,300	5.50%, 01/15/2025 (e)	1,365
640	5.50%, 08/15/2026 (e)	669

		123,456

	United States — 30.1%
	21st Century Fox America, Inc.,
5,790	4.75%, 09/15/2044	6,168
4,795	4.95%, 10/15/2045	5,297
5,720	Abbott Laboratories, 4.90%, 11/30/2046	6,408
	AbbVie, Inc.,
3,545	4.45%, 05/14/2046	3,726
3,359	4.70%, 05/14/2045	3,642
	Acadia Healthcare Co., Inc.,
170	5.13%, 07/01/2022	173
700	5.63%, 02/15/2023	719
528	6.13%, 03/15/2021	540
3,004	6.50%, 03/01/2024	3,166
3,495	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	3,622
4,931	ACE Cash Express, Inc., 11.00%, 02/01/2019 (e)	4,906
3,420	ACI Worldwide, Inc., 6.38%, 08/15/2020 (e)	3,484
3,720	Adient Global Holdings Ltd., 4.88%, 08/15/2026 (e)	3,827
	ADT Corp. (The),
2,335	3.50%, 07/15/2022	2,332
9,092	4.13%, 06/15/2023	9,240
519	Advanced Micro Devices, Inc., 7.00%, 07/01/2024	549
	AECOM,
2,414	5.13%, 03/15/2027	2,484
9,298	5.88%, 10/15/2024	10,260

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	AES Corp.,
1,795	5.13%, 09/01/2027	1,843
1,800	5.50%, 04/15/2025	1,903
1,500	6.00%, 05/15/2026	1,616
3,731	Ahern Rentals, Inc., 7.38%, 05/15/2023 (e)	3,414
4,805	Air Medical Group Holdings, Inc., 6.38%, 05/15/2023 (e)	4,637
1,200	Airxcel, Inc., 8.50%, 02/15/2022 (e)	1,272
	AK Steel Corp.,
1,878	7.00%, 03/15/2027	1,892
1,159	7.50%, 07/15/2023	1,255
	Albertsons Cos. LLC,
3,424	5.75%, 03/15/2025	3,013
15,471	6.63%, 06/15/2024	14,543
	Alcoa Nederland Holding BV,
2,996	6.75%, 09/30/2024 (e)	3,330
900	7.00%, 09/30/2026 (e)	1,026
3,955	Alere, Inc., 6.50%, 06/15/2020	4,019
	Aleris International, Inc.,
240	7.88%, 11/01/2020	239
1,505	9.50%, 04/01/2021 (e)	1,605
7,310	Allergan Funding SCS, 4.85%, 06/15/2044	7,821
	Alliance Data Systems Corp.,
1,939	5.38%, 08/01/2022 (e)	1,978
1,505	5.88%, 11/01/2021 (e)	1,557
808	Allison Transmission, Inc., 4.75%, 10/01/2027 (e)	816
19,105	Allstate Corp. (The), (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 08/15/2053 (aa)	20,872
	Ally Financial, Inc.,
4,599	4.13%, 02/13/2022	4,783
20,407	4.63%, 05/19/2022	21,580
11,685	4.63%, 03/30/2025	12,430
4,730	5.13%, 09/30/2024	5,179
2,855	5.75%, 11/20/2025	3,155
3,175	8.00%, 11/01/2031	4,199
1,740	Alta Mesa Holdings LP, 7.88%, 12/15/2024 (e)	1,888
	Altice US Finance I Corp.,
3,800	5.38%, 07/15/2023 (e)	3,961
3,893	5.50%, 05/15/2026 (e)	4,049
	Amazon.com, Inc.,
4,955	4.05%, 08/22/2047 (e)	5,112
8,140	4.25%, 08/22/2057 (e)	8,542
	AMC Entertainment Holdings, Inc.,
5,890	5.75%, 06/15/2025	5,728

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,000	5.88%, 02/15/2022	1,015
1,665	5.88%, 11/15/2026	1,626
1,079	6.13%, 05/15/2027	1,068
	AMC Networks, Inc.,
2,100	4.75%, 12/15/2022	2,155
831	4.75%, 08/01/2025	830
7,430	5.00%, 04/01/2024	7,565
	American Axle & Manufacturing, Inc.,
1,600	6.25%, 03/15/2021	1,642
6,537	6.25%, 04/01/2025 (e)	6,700
6,391	6.50%, 04/01/2027 (e)	6,527
1,900	6.63%, 10/15/2022	1,967
3,450	7.75%, 11/15/2019	3,769
18,070	American Express Co., Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 03/15/2020 (x) (y) (aa)	18,544
1,946	American Greetings Corp., 7.88%, 02/15/2025 (e)	2,115
	American International Group, Inc.,
4,240	4.50%, 07/16/2044	4,404
8,805	4.80%, 07/10/2045	9,644
	AmeriGas Partners LP,
4,278	5.50%, 05/20/2025	4,374
1,309	5.75%, 05/20/2027	1,337
1,039	5.88%, 08/20/2026	1,081
4,850	Amgen, Inc., 4.40%, 05/01/2045	5,105
	Amkor Technology, Inc.,
8,949	6.38%, 10/01/2022	9,229
2,278	6.63%, 06/01/2021	2,323
1,312	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	1,355
805	Analog Devices, Inc., 4.50%, 12/05/2036	846
	Andeavor Logistics LP,
3,871	5.88%, 10/01/2020	3,939
4,415	6.13%, 10/15/2021	4,558
2,410	6.25%, 10/15/2022	2,567
1,540	6.38%, 05/01/2024	1,686
4,501	Anixter, Inc., 5.50%, 03/01/2023	4,917
2,380	Antero Midstream Partners LP, 5.38%, 09/15/2024	2,481
	Antero Resources Corp.,
4,982	5.13%, 12/01/2022	5,119
849	5.38%, 11/01/2021	871
4,205	5.63%, 06/01/2023	4,405
	Anthem, Inc.,
3,295	4.65%, 08/15/2044	3,545
2,280	5.10%, 01/15/2044	2,630

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
930	Archrock Partners LP, 6.00%, 10/01/2022	924
	Arconic, Inc.,
9,295	5.13%, 10/01/2024	9,976
2,540	5.87%, 02/23/2022	2,775
3,992	Ashland LLC, 4.75%, 08/15/2022	4,212
	AT&T, Inc.,
5,380	4.35%, 06/15/2045	4,804
8,215	4.75%, 05/15/2046	7,739
1,175	5.15%, 03/15/2042	1,177
5,175	5.30%, 08/14/2058	5,120
4,210	5.65%, 02/15/2047	4,506
1,975	Avantor, Inc., 6.00%, 10/01/2024 (e)	2,014
	Avaya, Inc.,
5,950	7.00%, 04/01/2019 (e) (d)	4,998
2,160	10.50%, 03/01/2021 (e) (d)	132
	Avis Budget Car Rental LLC,
845	5.25%, 03/15/2025 (e)	826
5,840	5.50%, 04/01/2023	5,913
5,730	6.38%, 04/01/2024 (e)	5,945
3,030	Axalta Coating Systems LLC, 4.88%, 08/15/2024 (e)	3,166
1,764	B&G Foods, Inc., 5.25%, 04/01/2025	1,801
1,962	Ball Corp., 5.25%, 07/01/2025	2,156
	Bank of America Corp.,
12,340	Series K, (ICE LIBOR USD 3 Month + 3.63%), 8.00%, 01/30/2018 (x) (y) (aa)	12,510
7,015	Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 06/01/2023 (x) (y) (aa)	7,313
23,045	Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.12%, 06/17/2019 (x) (y) (aa)	23,737
11,220	Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 09/05/2024 (x) (y) (aa)	12,496
13,130	Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (x) (y) (aa)	15,018
11,168	Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 03/17/2025 (x) (y) (aa)	12,466
	Bank of New York Mellon Corp. (The),
9,636	Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 06/20/2023 (x) (y) (aa)	9,715
15,050	Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 06/20/2020 (x) (y) (aa)	15,727
10,966	Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 09/20/2026 (x) (y) (aa)	11,281
4,260	Becton Dickinson and Co., 4.67%, 06/06/2047	4,450
	Berry Global, Inc.,
1,875	5.13%, 07/15/2023	1,969
500	6.00%, 10/15/2022	529

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,620	Biogen, Inc., 5.20%, 09/15/2045	3,009
3,972	Blue Cube Spinco, Inc., 10.00%, 10/15/2025	4,836
6,162	Blue Racer Midstream LLC, 6.13%, 11/15/2022 (e)	6,424
920	Boise Cascade Co., 5.63%, 09/01/2024 (e)	957
870	Booz Allen Hamilton, Inc., 5.13%, 05/01/2025 (e)	887
	Boyd Gaming Corp.,
970	6.38%, 04/01/2026	1,064
6,100	6.88%, 05/15/2023	6,550
8,435	Brighthouse Financial, Inc., 4.70%, 06/22/2047 (e)	8,345
1,504	Brink’s Co. (The), 4.63%, 10/15/2027 (e)	1,496
4,295	BWAY Holding Co., 5.50%, 04/15/2024 (e)	4,472
4,322	Cablevision Systems Corp., 8.00%, 04/15/2020	4,787
	CalAtlantic Group, Inc.,
682	5.25%, 06/01/2026	726
600	5.38%, 10/01/2022	654
2,247	5.88%, 11/15/2024	2,503
295	8.38%, 01/15/2021	343
1,259	Caleres, Inc., 6.25%, 08/15/2023	1,325
1,111	California Resources Corp., 8.00%, 12/15/2022 (e)	736
1,630	Callon Petroleum Co., 6.13%, 10/01/2024	1,695
	Calpine Corp.,
3,015	5.25%, 06/01/2026 (e)	3,019
1,500	5.50%, 02/01/2024	1,436
1,140	5.75%, 01/15/2025	1,082
2,000	5.88%, 01/15/2024 (e)	2,070
175	Calumet Specialty Products Partners LP, 6.50%, 04/15/2021	171
2,720	Camelot Finance SA, 7.88%, 10/15/2024 (e)	2,924
21,570	Capital One Financial Corp., Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 06/01/2020 (x) (y) (aa)	22,622
4,230	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023	4,304
676	Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026 (e)	686
1,212	CB Escrow Corp., 8.00%, 10/15/2025 (e)	1,251
1,857	CBS Corp., 4.60%, 01/15/2045	1,861
1,340	CBS Radio, Inc., 7.25%, 11/01/2024 (e)	1,402
662	CCM Merger, Inc., 6.00%, 03/15/2022 (e)	688
	CCO Holdings LLC,
7,378	5.00%, 02/01/2028 (e)	7,323
1,585	5.13%, 05/01/2023 (e)	1,652

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,517	5.13%, 05/01/2027 (e)	2,539
2,565	5.38%, 05/01/2025 (e)	2,661
9,670	5.50%, 05/01/2026 (e)	9,912
8,916	5.75%, 02/15/2026 (e)	9,320
32,692	5.88%, 04/01/2024 (e)	34,817
875	CDK Global, Inc., 4.88%, 06/01/2027 (e)	912
	CDW LLC,
2,242	5.00%, 09/01/2023	2,340
635	5.50%, 12/01/2024	703
	Cedar Fair LP,
575	5.38%, 06/01/2024	605
490	5.38%, 04/15/2027 (e)	518
5,670	Celgene Corp., 4.35%, 11/15/2047 (w)	5,655
	Centene Corp.,
100	4.75%, 05/15/2022	105
2,850	4.75%, 01/15/2025	2,943
2,570	5.63%, 02/15/2021	2,666
1,745	6.13%, 02/15/2024	1,876
2,850	Central Garden & Pet Co., 6.13%, 11/15/2023	3,039
	CenturyLink, Inc.,
780	Series S, 6.45%, 06/15/2021	823
7,426	Series T, 5.80%, 03/15/2022	7,537
7,294	Series W, 6.75%, 12/01/2023	7,588
606	Series Y, 7.50%, 04/01/2024	644
	CF Industries, Inc.,
881	4.50%, 12/01/2026 (e)	927
3,310	5.15%, 03/15/2034	3,302
10,605	Charles Schwab Corp. (The), (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/01/2027 (x) (y) (aa)	10,724
13,850	Charter Communications Operating LLC, 6.48%, 10/23/2045	15,967
	Chemours Co. (The),
3,080	6.63%, 05/15/2023	3,265
1,665	7.00%, 05/15/2025	1,856
	Cheniere Corpus Christi Holdings LLC,
2,195	5.13%, 06/30/2027 (e)	2,264
4,945	5.88%, 03/31/2025	5,353
492	7.00%, 06/30/2024	561
1,008	Cheniere Energy Partners LP, 5.25%, 10/01/2025 (e)	1,038
	Chesapeake Energy Corp.,
3,424	4.88%, 04/15/2022	3,185
226	5.75%, 03/15/2023	206
2,303	6.13%, 02/15/2021	2,320

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
4,012	8.00%, 12/15/2022 (e)	4,317
2,314	8.00%, 01/15/2025 (e)	2,303
4,690	8.00%, 06/15/2027 (e)	4,555
1,989	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	1,984
4,090	Cinemark USA, Inc., 4.88%, 06/01/2023	4,167
4,041	CIT Group, Inc., 5.00%, 08/15/2022	4,344
2,775	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	2,851
	Citigroup, Inc.,
14,725	Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 05/15/2023 (x) (y) (aa)	15,406
10,670	Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 05/15/2024 (x) (y) (aa)	11,599
18,705	Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019 (x) (y) (aa)	19,570
4,785	Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 03/27/2020 (x) (y) (aa)	5,009
10,235	(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 01/30/2023 (x) (y) (aa)	11,164
10,785	Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 05/15/2025 (x) (y) (aa)	11,800
1,670	Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.12%, 11/15/2020 (x) (y) (aa)	1,791
5,475	Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 08/15/2026 (x) (y) (aa)	6,235
	Claire’s Stores, Inc.,
1,150	6.13%, 03/15/2020 (e)	655
6,088	9.00%, 03/15/2019 (e)	3,729
1,490	Clean Harbors, Inc., 5.13%, 06/01/2021	1,510
	Clear Channel Worldwide Holdings, Inc.,
1,675	Series A, 6.50%, 11/15/2022	1,729
115	Series A, 7.63%, 03/15/2020	115
31,795	Series B, 6.50%, 11/15/2022	32,908
17,307	Series B, 7.63%, 03/15/2020	17,285
	Clearwater Paper Corp.,
2,125	4.50%, 02/01/2023	2,120
900	5.38%, 02/01/2025 (e)	904
4,235	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	3,854
3,065	CNO Financial Group, Inc., 5.25%, 05/30/2025	3,257
2,669	Cogent Communications Finance, Inc., 5.63%, 04/15/2021 (e)	2,736
5,075	Cogent Communications Group, Inc., 5.38%, 03/01/2022 (e)	5,360
3,290	Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	4,039
2,595	Comcast Corp., 4.00%, 08/15/2047	2,608

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Commercial Metals Co.,
952	4.88%, 05/15/2023	988
690	5.38%, 07/15/2027	712
	CommScope Technologies LLC,
1,505	5.00%, 03/15/2027 (e)	1,466
9,092	6.00%, 06/15/2025 (e)	9,592
	CommScope, Inc.,
2,355	5.00%, 06/15/2021 (e)	2,402
4,348	5.50%, 06/15/2024 (e)	4,527
	Community Health Systems, Inc.,
1,615	6.25%, 03/31/2023	1,550
3,017	6.88%, 02/01/2022	2,206
2,575	7.13%, 07/15/2020	2,234
3,525	Concho Resources, Inc., 4.88%, 10/01/2047	3,748
2,856	CONSOL Energy, Inc., 5.88%, 04/15/2022	2,913
652	Consolidated Communications, Inc., 6.50%, 10/01/2022	639
	Continental Resources, Inc.,
1,072	3.80%, 06/01/2024	1,041
7,557	4.50%, 04/15/2023	7,652
2,147	4.90%, 06/01/2044	1,999
2,925	Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)	3,035
2,400	CoreCivic, Inc., 4.63%, 05/01/2023	2,454
873	Cornerstone Chemical Co., 6.75%, 08/15/2024 (e)	884
	Covanta Holding Corp.,
240	5.88%, 03/01/2024	241
379	5.88%, 07/01/2025	375
1,180	Covey Park Energy LLC, 7.50%, 05/15/2025 (e)	1,224
3,940	Cox Communications, Inc., 4.60%, 08/15/2047 (e)	3,877
	Crestwood Midstream Partners LP,
2,091	5.75%, 04/01/2025	2,146
319	6.25%, 04/01/2023	332
1,065	Crown Americas LLC, 4.25%, 09/30/2026	1,070
	CSC Holdings LLC,
2,074	5.25%, 06/01/2024	2,065
2,510	5.50%, 04/15/2027 (e)	2,585
1,400	6.63%, 10/15/2025 (e)	1,534
2,504	6.75%, 11/15/2021	2,761
942	8.63%, 02/15/2019	1,009
7,952	10.13%, 01/15/2023 (e)	9,105
1,182	10.88%, 10/15/2025 (e)	1,448
1,341	CSI Compressco LP, 7.25%, 08/15/2022	1,214

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
4,820	CSX Corp., 4.25%, 11/01/2066	4,733
640	Cumberland Farms, Inc., 6.75%, 05/01/2025 (e)	680
	CURO Financial Technologies Corp.,
2,011	12.00%, 03/01/2022 (e)	2,198
6,818	CVR Partners LP, 9.25%, 06/15/2023 (e)	7,261
	CyrusOne LP,
1,408	5.00%, 03/15/2024 (e)	1,476
985	5.38%, 03/15/2027 (e)	1,053
1,375	Dana Financing Luxembourg Sarl, 5.75%, 04/15/2025 (e)	1,458
4,320	Dana Financing Luxembourg SARL, 6.50%, 06/01/2026 (e)	4,698
	Dana, Inc.,
1,250	5.50%, 12/15/2024	1,319
6,125	6.00%, 09/15/2023	6,454
	DaVita, Inc.,
4,830	5.00%, 05/01/2025	4,757
3,502	5.13%, 07/15/2024	3,511
1,275	5.75%, 08/15/2022	1,315
	DCP Midstream Operating LP,
4,359	3.88%, 03/15/2023	4,326
702	4.95%, 04/01/2022	729
1,825	6.75%, 09/15/2037 (e)	1,962
5,558	Dean Foods Co., 6.50%, 03/15/2023 (e)	5,572
3,243	Delek Logistics Partners LP, 6.75%, 05/15/2025 (e)	3,304
	Dell International LLC,
7,581	5.45%, 06/15/2023 (e)	8,305
1,420	5.88%, 06/15/2021 (e)	1,487
9,926	6.02%, 06/15/2026 (e)	11,081
1,465	7.13%, 06/15/2024 (e)	1,617
6,310	8.35%, 07/15/2046 (e)	8,172
2,315	Delphi Technologies plc, 5.00%, 10/01/2025 (e)	2,332
	Denbury Resources, Inc.,
3,495	4.63%, 07/15/2023	1,983
570	5.50%, 05/01/2022	358
950	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	1,016
246	Diamondback Energy, Inc., 4.75%, 11/01/2024	250
4,400	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	4,631
11,644	Discover Financial Services, Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (x) (y) (aa)	11,877

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
6,775	Discovery Communications LLC, 5.20%, 09/20/2047	6,901
	DISH DBS Corp.,
11,489	5.00%, 03/15/2023	11,101
20,576	5.88%, 07/15/2022	20,705
14,506	5.88%, 11/15/2024	14,524
9,887	6.75%, 06/01/2021	10,381
3,029	7.75%, 07/01/2026	3,313
6,950	DJO Finco, Inc., 8.13%, 06/15/2021 (e)	6,637
2,774	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	2,996
4,748	Dollar Tree, Inc., 5.75%, 03/01/2023	4,991
2,229	Dominion Energy Gas Holdings LLC, 4.60%, 12/15/2044	2,391
17,485	Dominion Energy, Inc., (ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/01/2054 (aa)	18,969
2,164	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 07/01/2019 (e)	2,121
2,738	Dr Pepper Snapple Group, Inc., 4.50%, 11/15/2045 (e)	2,875
	Dynegy, Inc.,
6,393	5.88%, 06/01/2023	6,601
1,300	7.38%, 11/01/2022	1,393
3,515	7.63%, 11/01/2024	3,840
3,755	8.00%, 01/15/2025 (e)	4,107
2,192	8.13%, 01/30/2026 (e)	2,433
	Eldorado Resorts, Inc.,
1,551	6.00%, 04/01/2025	1,636
560	7.00%, 08/01/2023	605
18,551	Embarq Corp., 8.00%, 06/01/2036	18,713
	EMC Corp.,
1,129	2.65%, 06/01/2020	1,115
133	3.38%, 06/01/2023	129
1,825	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2024 (e)	2,042
	Endo Dac,
930	5.88%, 10/15/2024 (e)	974
10,650	6.00%, 07/15/2023 (e)	8,627
1,770	6.00%, 02/01/2025 (e)	1,407
	Endo Finance LLC,
2,306	5.75%, 01/15/2022 (e)	2,018
46	7.25%, 01/15/2022 (e)	42
6,565	Energizer Holdings, Inc., 5.50%, 06/15/2025 (e)	6,893

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Energy Transfer Equity LP,
1,233	4.25%, 03/15/2023	1,255
4,312	5.88%, 01/15/2024	4,678
3,020	Energy Transfer LP, 5.15%, 02/01/2043	2,954
8,060	EnLink Midstream Partners LP, Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (x) (y) (aa)	8,130
	Ensco plc,
546	4.50%, 10/01/2024	448
1,805	5.20%, 03/15/2025	1,520
136	5.75%, 10/01/2044	93
4,938	Entegris, Inc., 6.00%, 04/01/2022 (e)	5,160
	Enterprise Products Operating LLC,
2,890	4.85%, 03/15/2044	3,132
10,280	4.90%, 05/15/2046	11,316
10,945	Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.87%, 08/16/2077 (aa)	11,284
11,815	Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/2077 (aa)	12,140
	Envision Healthcare Corp.,
3,316	5.13%, 07/01/2022 (e)	3,366
2,303	5.63%, 07/15/2022	2,343
	EP Energy LLC,
2,327	7.75%, 09/01/2022	1,431
4,557	8.00%, 11/29/2024 (e)	4,648
6,186	8.00%, 02/15/2025 (e)	4,578
7,696	9.38%, 05/01/2020	6,462
	Equinix, Inc.,
3,098	5.38%, 01/01/2022	3,237
950	5.38%, 04/01/2023	981
948	5.75%, 01/01/2025	1,017
293	5.88%, 01/15/2026	317
8,015	ERAC USA Finance LLC, 4.20%, 11/01/2046 (e)	7,680
500	Escrow GCB Penn VA, 7.25%, 04/15/2019 (d) (bb)	1
5,352	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	5,533
720	EW Scripps Co. (The), 5.13%, 05/15/2025 (e)	740
3,365	Exela Intermediate LLC, 10.00%, 07/15/2023 (e)	3,222
4,100	Exelon Corp., 4.45%, 04/15/2046	4,341
	Express Scripts Holding Co.,
7,130	4.80%, 07/15/2046	7,402
1,556	6.13%, 11/15/2041	1,870
2,170	FedEx Corp., 4.55%, 04/01/2046	2,312

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,605	Fidelity & Guaranty Life Holdings, Inc., 6.38%, 04/01/2021 (e)	1,653
17,625	Fifth Third Bancorp, (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 06/30/2023 (x) (y) (aa)	18,022
	First Data Corp.,
4,520	5.00%, 01/15/2024 (e)	4,695
17,493	5.38%, 08/15/2023 (e)	18,193
22,483	5.75%, 01/15/2024 (e)	23,523
3,478	7.00%, 12/01/2023 (e)	3,721
542	FirstCash, Inc., 5.38%, 06/01/2024 (e)	566
2,750	FirstEnergy Corp., Series C, 4.85%, 07/15/2047	2,962
681	Flex Acquisition Co., Inc., 6.88%, 01/15/2025 (e)	704
19,265	Ford Motor Co., 4.75%, 01/15/2043	19,027
	Freeport-McMoRan, Inc.,
1,530	3.55%, 03/01/2022	1,515
5,935	3.88%, 03/15/2023	5,853
1,714	4.00%, 11/14/2021	1,727
5,505	4.55%, 11/14/2024	5,491
375	5.40%, 11/14/2034	366
2,310	5.45%, 03/15/2043	2,171
	Frontier Communications Corp.,
1,428	6.25%, 09/15/2021	1,178
7,180	6.88%, 01/15/2025	5,338
692	8.50%, 04/15/2020	684
3,217	9.25%, 07/01/2021	2,875
1,526	10.50%, 09/15/2022	1,339
13,023	11.00%, 09/15/2025	11,021
456	FXI Holdings, Inc., 7.88%, 11/01/2024 (e)	462
3,429	Gartner, Inc., 5.13%, 04/01/2025 (e)	3,626
5,143	Gates Global LLC, 6.00%, 07/15/2022 (e)	5,291
1,100	GCB PENN VA, 8.50%, 05/01/2020 (d) (bb)	1
4,460	GCI, Inc., 6.75%, 06/01/2021	4,572
2,522	GCP Applied Technologies, Inc., 9.50%, 02/01/2023 (e)	2,825
1,630	GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	1,744
5,695	General Cable Corp., 5.75%, 10/01/2022	5,837
38,057	General Electric Co., Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 01/21/2021 (x) (y) (aa)	39,615
	General Motors Co.,
6,370	6.25%, 10/02/2043	7,373
8,720	6.75%, 04/01/2046	10,664
13,675	General Motors Financial Co., Inc., Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 09/30/2027 (x) (y) (aa)	14,273

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Genesis Energy LP,
1,553	5.63%, 06/15/2024	1,537
1,054	6.00%, 05/15/2023	1,057
780	6.75%, 08/01/2022	805
3,640	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	4,109
	GenOn Energy, Inc.,
975	9.50%, 10/15/2018 (d)	688
3,355	9.88%, 10/15/2020 (d)	2,365
	GEO Group, Inc. (The),
8,165	5.88%, 01/15/2022	8,440
2,215	6.00%, 04/15/2026	2,315
	Gilead Sciences, Inc.,
755	4.15%, 03/01/2047	773
8,795	4.75%, 03/01/2046	9,961
	Global Partners LP,
1,085	6.25%, 07/15/2022	1,109
1,995	7.00%, 06/15/2023 (bb)	2,020
2,370	GLP Capital LP, 5.38%, 11/01/2023	2,577
5,204	Golden Nugget, Inc., 6.75%, 10/15/2024 (e)	5,295
	Goldman Sachs Group, Inc. (The),
23,810	Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 05/10/2019 (x) (y) (aa)	24,584
14,640	Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 05/10/2020 (x) (y) (aa)	15,173
16,295	Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (x) (y) (aa)	17,476
22,110	Series P, (ICE LIBOR USD 3 Month + 2.87%), 1.00%, 11/10/2022 (x) (y) (aa)	22,066
895	Goodman Networks, Inc., 8.00%, 05/11/2022 (bb)	680
	Goodyear Tire & Rubber Co. (The),
5,526	4.88%, 03/15/2027	5,623
2,385	5.00%, 05/31/2026	2,444
	Gray Television, Inc.,
2,285	5.13%, 10/15/2024 (e)	2,279
1,445	5.88%, 07/15/2026 (e)	1,481
1,905	Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	2,000
1,310	Group 1 Automotive, Inc., 5.25%, 12/15/2023 (e)	1,349
363	GTT Communications, Inc., 7.88%, 12/31/2024 (e)	387
	Gulfport Energy Corp.,
5,130	6.00%, 10/15/2024	5,130
755	6.38%, 05/15/2025	766
728	6.38%, 01/15/2026 (e)	735

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,067	H&E Equipment Services, Inc., 5.63%, 09/01/2025 (e)	1,127
3,945	Halcon Resources Corp., 6.75%, 02/15/2025 (e)	4,044
7,955	Halliburton Co., 5.00%, 11/15/2045	8,893
3,046	Hardwoods Acquisition, Inc., 7.50%, 08/01/2021 (e) (bb)	2,844
1,466	Harland Clarke Holdings Corp., 8.38%, 08/15/2022 (e)	1,545
3,740	Harris Corp., 5.05%, 04/27/2045	4,320
3,847	HCA Healthcare, Inc., 6.25%, 02/15/2021	4,136
	HCA, Inc.,
2,318	3.75%, 03/15/2019	2,353
1,410	4.25%, 10/15/2019	1,452
1,976	5.00%, 03/15/2024	2,079
2,175	5.25%, 04/15/2025	2,316
400	5.25%, 06/15/2026	425
34,831	5.38%, 02/01/2025	35,822
3,230	5.50%, 06/15/2047	3,287
4,959	5.88%, 03/15/2022	5,430
2,040	5.88%, 05/01/2023	2,185
6,435	5.88%, 02/15/2026	6,765
16,768	7.50%, 02/15/2022	19,032
1,527	HD Supply, Inc., 5.75%, 04/15/2024 (e)	1,647
	HealthSouth Corp.,
3,470	5.75%, 11/01/2024	3,552
3,650	5.75%, 09/15/2025	3,764
2,986	Hecla Mining Co., 6.88%, 05/01/2021	3,061
	Herc Rentals, Inc.,
3,088	7.50%, 06/01/2022 (e)	3,343
3,815	7.75%, 06/01/2024 (e)	4,187
	Hertz Corp. (The),
6,255	5.50%, 10/15/2024 (e)	5,630
1,551	6.25%, 10/15/2022	1,487
7,435	7.38%, 01/15/2021	7,454
5,140	7.63%, 06/01/2022 (e)	5,359
5,595	Hess Corp., 5.80%, 04/01/2047	6,035
11,854	Hexion, Inc., 6.63%, 04/15/2020	10,550
2,309	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)	2,297
865	Hillman Group, Inc. (The), 6.38%, 07/15/2022 (e)	859
	Hill-Rom Holdings, Inc.,
685	5.00%, 02/15/2025 (e)	700
6,428	5.75%, 09/01/2023 (e)	6,766
2,235	Hilton Domestic Operating Co., Inc., 4.25%, 09/01/2024	2,282

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,190	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024 (e)	2,404
	Hilton Worldwide Finance LLC,
3,023	4.63%, 04/01/2025	3,118
1,512	4.88%, 04/01/2027	1,591
1,540	Holly Energy Partners LP, 6.00%, 08/01/2024 (e)	1,613
1,112	Hologic, Inc., 4.38%, 10/15/2025 (e)	1,130
1,000	HRG Group, Inc., 7.88%, 07/15/2019	1,010
	Hughes Satellite Systems Corp.,
5,855	5.25%, 08/01/2026	5,987
1,690	6.63%, 08/01/2026	1,783
	Huntsman International LLC,
560	4.88%, 11/15/2020	588
9,478	5.13%, 11/15/2022	10,189
	Icahn Enterprises LP,
3,124	5.88%, 02/01/2022	3,225
800	6.25%, 02/01/2022	836
800	6.75%, 02/01/2024	847
	iHeartCommunications, Inc.,
2,116	9.00%, 12/15/2019	1,560
2,067	9.00%, 03/01/2021	1,486
900	IHS Markit Ltd., 4.75%, 02/15/2025 (e)	952
8,163	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%), 4.36%, 12/21/2065 (e) (aa)	7,877
2,205	ILFC E-Capital Trust II, (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.61%, 12/21/2065 (e) (aa)	2,139
8,769	Infor Software Parent LLC, 7.12% (Cash), 05/01/2021 (e) (v)	9,010
	Infor US, Inc.,
1,248	5.75%, 08/15/2020 (e)	1,285
17,265	6.50%, 05/15/2022	18,038
5,823	Informatica LLC, 7.13%, 07/15/2023 (e)	5,925
	International Game Technology plc,
925	6.25%, 02/15/2022 (e)	1,017
9,020	6.50%, 02/15/2025 (e)	10,125
4,020	Interval Acquisition Corp., 5.63%, 04/15/2023	4,201
	Iron Mountain, Inc.,
1,207	4.88%, 09/15/2027 (e)	1,228
1,530	5.75%, 08/15/2024	1,568
1,250	6.00%, 08/15/2023	1,316
782	j2 Cloud Services LLC, 6.00%, 07/15/2025 (e)	823

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
8,360	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	8,924
400	JC Penney Corp., Inc., 5.88%, 07/01/2023 (e)	379
993	Kaiser Aluminum Corp., 5.88%, 05/15/2024	1,069
2,892	KFC Holding Co., 4.75%, 06/01/2027 (e)	2,968
4,425	Kimco Realty Corp., 4.45%, 09/01/2047	4,419
2,000	Kinder Morgan Energy Partners LP, 5.63%, 09/01/2041	2,119
7,460	Kindred Healthcare, Inc., 8.75%, 01/15/2023	7,274
3,075	Kinetic Concepts, Inc., 7.88%, 02/15/2021 (e)	3,206
6,400	KLX, Inc., 5.88%, 12/01/2022 (e)	6,696
1,160	Koppers, Inc., 6.00%, 02/15/2025 (e)	1,244
	Kraft Heinz Foods Co.,
5,875	4.38%, 06/01/2046	5,733
1,045	5.00%, 06/04/2042	1,114
8,927	5.20%, 07/15/2045	9,727
3,574	Kratos Defense & Security Solutions, Inc., 7.00%, 05/15/2019	3,632
	Kroger Co. (The),
10,245	3.88%, 10/15/2046	9,071
2,375	4.65%, 01/15/2048	2,339
	L Brands, Inc.,
4,550	6.75%, 07/01/2036	4,448
1,606	6.88%, 11/01/2035	1,594
	Ladder Capital Finance Holdings LLLP,
1,514	5.25%, 03/15/2022 (e)	1,567
757	5.25%, 10/01/2025 (e)	754
	Lamar Media Corp.,
363	5.00%, 05/01/2023	375
258	5.38%, 01/15/2024	271
467	5.75%, 02/01/2026	504
2,900	Laredo Petroleum, Inc., 7.38%, 05/01/2022	3,020
1,000	Level 3 Communications, Inc., 5.75%, 12/01/2022	1,028
	Level 3 Financing, Inc.,
5,636	5.13%, 05/01/2023	5,770
1,943	5.25%, 03/15/2026	2,008
4,086	5.38%, 01/15/2024	4,244
10,230	5.38%, 05/01/2025	10,691
561	5.63%, 02/01/2023	579
75	Levi Strauss & Co., 5.00%, 05/01/2025	79
870	Liberty Interactive LLC, 8.25%, 02/01/2030	957
2,538	Liberty Mutual Group, Inc., 7.80%, 03/15/2037 (e)	3,217

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,387	LIN Television Corp., 5.88%, 11/15/2022	1,444
4,250	Live Nation Entertainment, Inc., 4.88%, 11/01/2024 (e)	4,397
2,469	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	2,568
3,265	LSB Industries, Inc., SUB, 8.50%, 08/01/2019	3,200
5,407	LTF Merger Sub, Inc., 8.50%, 06/15/2023 (e)	5,772
4,372	LYB International Finance BV, 4.88%, 03/15/2044	4,773
	Mallinckrodt International Finance SA,
160	3.50%, 04/15/2018	160
539	4.75%, 04/15/2023	454
6,105	5.50%, 04/15/2025 (e)	5,479
2,585	5.63%, 10/15/2023 (e)	2,414
1,610	5.75%, 08/01/2022 (e)	1,576
5,645	Marathon Petroleum Corp., 4.75%, 09/15/2044	5,734
4,280	Markel Corp., 5.00%, 04/05/2046	4,785
1,527	Martin Midstream Partners LP, 7.25%, 02/15/2021	1,554
1,625	Masco Corp., 4.50%, 05/15/2047	1,624
3,357	MasTec, Inc., 4.88%, 03/15/2023	3,441
890	Match Group, Inc., 6.38%, 06/01/2024	967
1,840	Mediacom Broadband LLC, 6.38%, 04/01/2023	1,914
	MetLife, Inc.,
12,815	6.40%, 12/15/2036	14,785
17,944	Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 06/15/2020 (x) (y) (aa)	18,767
	MGM Growth Properties Operating Partnership LP,
995	4.50%, 09/01/2026	999
555	4.50%, 01/15/2028 (e)	554
2,630	5.63%, 05/01/2024	2,840
	MGM Resorts International,
15,020	6.00%, 03/15/2023	16,468
2,630	6.63%, 12/15/2021	2,939
15,259	7.75%, 03/15/2022	17,724
	Micron Technology, Inc.,
3,706	5.25%, 08/01/2023 (e)	3,879
7,546	5.25%, 01/15/2024 (e)	7,933
70	5.50%, 02/01/2025	75
3,380	7.50%, 09/15/2023	3,743
1,628	Microsemi Corp., 9.13%, 04/15/2023 (e)	1,852
1,350	Momentive Performance Materials USA, Inc., 8.88%, 10/15/2020 (d) (bb)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Morgan Stanley,
26,170	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 07/15/2019 (x) (y) (aa)	27,143
26,955	Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 07/15/2020 (x) (y) (aa)	28,303
	Motors Liquidation Co.,
10	0.00%, 05/01/2028 (d) (bb)	—
11	7.75%, 03/15/2036 (d) (bb)	—
115	8.38%, 07/15/2033 (d) (bb)	—
5,316	MPH Acquisition Holdings LLC, 7.13%, 06/01/2024 (e)	5,721
	MPLX LP,
3,485	5.20%, 03/01/2047	3,729
1,900	5.50%, 02/15/2023	1,956
1,939	MSCI, Inc., 5.25%, 11/15/2024 (e)	2,050
10,774	Mylan NV, 5.25%, 06/15/2046	11,302
	Nabors Industries, Inc.,
174	5.10%, 09/15/2023	164
3,210	5.50%, 01/15/2023	3,074
2,473	National Rural Utilities Cooperative Finance Corp., (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 04/20/2046 (aa)	2,670
	Nationstar Mortgage LLC,
1,372	6.50%, 07/01/2021	1,392
1,028	6.50%, 06/01/2022	1,054
4,858	Navistar International Corp., 8.25%, 11/01/2021	4,877
1,460	NCI Building Systems, Inc., 8.25%, 01/15/2023 (e)	1,564
	Neiman Marcus Group Ltd. LLC,
5,712	8.00%, 10/15/2021 (e)	3,370
5,159	9.50% (PIK), 10/15/2021 (e) (v)	2,763
	Netflix, Inc.,
1,786	4.38%, 11/15/2026 (e)	1,750
4,905	4.88%, 04/15/2028 (e)	4,875
645	5.75%, 03/01/2024	691
200	5.88%, 02/15/2025	216
	New Albertson’s, Inc.,
692	7.45%, 08/01/2029	573
645	7.75%, 06/15/2026	565
2,280	8.00%, 05/01/2031	1,981
2,042	8.70%, 05/01/2030	1,820
455	Series C, 6.63%, 06/01/2028	349
2,332	New Home Co., Inc. (The), 7.25%, 04/01/2022	2,437

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Newfield Exploration Co.,
2,010	5.63%, 07/01/2024	2,173
210	5.75%, 01/30/2022	226
880	Nexstar Broadcasting, Inc., 6.13%, 02/15/2022 (e)	913
	NextEra Energy Operating Partners LP,
467	4.25%, 09/15/2024 (e)	472
986	4.50%, 09/15/2027 (e)	992
	NGL Energy Partners LP,
445	5.13%, 07/15/2019	445
1,977	6.13%, 03/01/2025	1,873
1,109	NGPL PipeCo LLC, 4.88%, 08/15/2027 (e)	1,148
7,664	Nielsen Finance LLC, 5.00%, 04/15/2022 (e)	7,893
3,150	Noble Energy, Inc., 5.25%, 11/15/2043	3,362
9,480	Northern Trust Corp., Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/01/2026 (x) (y) (aa)	9,812
	Novelis Corp.,
4,835	5.88%, 09/30/2026 (e)	4,983
4,710	6.25%, 08/15/2024 (e)	4,969
	NRG Energy, Inc.,
2,000	6.25%, 05/01/2024	2,120
500	6.63%, 03/15/2023	518
5,313	6.63%, 01/15/2027	5,658
2,465	NRG Yield Operating LLC, 5.00%, 09/15/2026	2,539
	Nuance Communications, Inc.,
1,229	5.38%, 08/15/2020 (e)	1,246
1,250	5.63%, 12/15/2026 (e)	1,328
730	NWH Escrow Corp., 7.50%, 08/01/2021 (e) (bb)	669
	Oasis Petroleum, Inc.,
8,338	6.50%, 11/01/2021	8,484
1,100	6.88%, 03/15/2022	1,130
935	6.88%, 01/15/2023	956
2,185	Olin Corp., 5.13%, 09/15/2027	2,297
3,600	ONEOK Partners LP, 6.20%, 09/15/2043	4,253
	Oshkosh Corp.,
1,300	5.38%, 03/01/2022	1,352
4,609	5.38%, 03/01/2025	4,886
	Outfront Media Capital LLC,
748	5.25%, 02/15/2022	772
1,650	5.63%, 02/15/2024	1,737
750	5.88%, 03/15/2025	794
6,810	Owens Corning, 4.30%, 07/15/2047	6,517

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Owens-Brockway Glass Container, Inc.,
810	5.00%, 01/15/2022 (e)	856
545	5.38%, 01/15/2025 (e)	582
584	5.88%, 08/15/2023 (e)	641
1,084	6.38%, 08/15/2025 (e)	1,225
839	Parker Drilling Co., 6.75%, 07/15/2022	682
	Parsley Energy LLC,
1,235	5.25%, 08/15/2025 (e)	1,248
603	5.38%, 01/15/2025 (e)	612
1,165	5.63%, 10/15/2027 (e)	1,202
1,940	Party City Holdings, Inc., 6.13%, 08/15/2023 (e)	2,013
	PBF Holding Co. LLC,
1,431	7.00%, 11/15/2023	1,488
2,675	7.25%, 06/15/2025 (e)	2,766
1,089	PBF Logistics LP, 6.88%, 05/15/2023	1,127
627	Peabody Energy Corp., 6.00%, 03/31/2022 (e)	644
2,399	Penske Automotive Group, Inc., 5.50%, 05/15/2026	2,468
	PetSmart, Inc.,
2,949	5.88%, 06/01/2025 (e)	2,566
10,750	7.13%, 03/15/2023 (e)	8,197
3,830	8.88%, 06/01/2025 (e)	3,016
9,426	Phillips 66, 4.88%, 11/15/2044	10,433
3,815	Phillips 66 Partners LP, 4.90%, 10/01/2046	3,953
	Pilgrim’s Pride Corp.,
2,313	5.75%, 03/15/2025 (e)	2,449
1,300	5.88%, 09/30/2027 (e)	1,352
	Plains All American Pipeline LP,
1,560	4.70%, 06/15/2044	1,440
1,490	4.90%, 02/15/2045	1,413
16,150	Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.12%, 11/15/2022 (x) (y) (aa)	16,462
3,521	Plantronics, Inc., 5.50%, 05/31/2023 (e)	3,671
	PNC Financial Services Group, Inc. (The),
9,215	Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 06/01/2023 (x) (y) (aa)	9,538
10,675	Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/01/2026 (x) (y) (aa)	11,315
3,084	PolyOne Corp., 5.25%, 03/15/2023	3,315
	Post Holdings, Inc.,
1,997	5.00%, 08/15/2026 (e)	2,007
2,145	5.50%, 03/01/2025 (e)	2,231
4,288	5.75%, 03/01/2027 (e)	4,454
1,725	Prestige Brands, Inc., 5.38%, 12/15/2021 (e)	1,774

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
7,355	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	8,151
	Prudential Financial, Inc.,
7,920	(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 03/15/2044 (aa)	8,445
5,006	(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 05/15/2045 (aa)	5,385
23,245	(ICE LIBOR USD 3 Month + 3.92%), 5.62%, 06/15/2043 (aa)	25,256
15,685	(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 09/15/2042 (aa)	17,301
	QEP Resources, Inc.,
186	5.25%, 05/01/2023	184
2,663	5.38%, 10/01/2022	2,643
1,010	6.88%, 03/01/2021	1,073
1,660	Qorvo, Inc., 6.75%, 12/01/2023	1,797
1,000	Quad/Graphics, Inc., 7.00%, 05/01/2022	1,035
4,479	Quicken Loans, Inc., 5.75%, 05/01/2025 (e)	4,748
	Quintiles IMS, Inc.,
1,255	4.88%, 05/15/2023 (e)	1,305
5,110	5.00%, 10/15/2026 (e)	5,430
1,115	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	1,070
580	Qwest Corp., 7.25%, 09/15/2025	647
7,082	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	7,458
	Radian Group, Inc.,
1,645	4.50%, 10/01/2024	1,686
588	7.00%, 03/15/2021	668
3,985	Rain CII Carbon LLC, 7.25%, 04/01/2025 (e)	4,314
	Range Resources Corp.,
6,810	4.88%, 05/15/2025	6,572
96	5.00%, 08/15/2022	95
1,891	5.00%, 03/15/2023	1,872
1,500	Realogy Group LLC, 5.25%, 12/01/2021 (e)	1,553
	Regal Entertainment Group,
3,640	5.75%, 03/15/2022	3,767
1,200	5.75%, 06/15/2023	1,247
315	5.75%, 02/01/2025	321
	Revlon Consumer Products Corp.,
1,340	5.75%, 02/15/2021	1,149
1,271	6.25%, 08/01/2024	937
	RHP Hotel Properties LP,
2,950	5.00%, 04/15/2021	3,024
3,828	5.00%, 04/15/2023	3,952

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Rite Aid Corp.,
9,998	6.13%, 04/01/2023 (e)	9,323
725	6.75%, 06/15/2021	721
5,850	Riverbed Technology, Inc., 8.88%, 03/01/2023 (e)	5,236
1,405	Rowan Cos., Inc., 7.38%, 06/15/2025	1,416
58	RR Donnelley & Sons Co., 7.00%, 02/15/2022	60
7,778	RSI Home Products, Inc., 6.50%, 03/15/2023 (e)	8,147
1,135	RSP Permian, Inc., 5.25%, 01/15/2025 (e)	1,155
	Sabre GLBL, Inc.,
2,542	5.25%, 11/15/2023 (e)	2,663
8,087	5.38%, 04/15/2023 (e)	8,472
	Sally Holdings LLC,
575	5.50%, 11/01/2023	582
325	5.63%, 12/01/2025	323
495	Sanchez Energy Corp., 6.13%, 01/15/2023	413
	SBA Communications Corp.,
314	4.00%, 10/01/2022 (e)	319
2,791	4.88%, 07/15/2022	2,881
3,930	4.88%, 09/01/2024	4,038
	Scientific Games International, Inc.,
9,100	7.00%, 01/01/2022 (e)	9,623
3,325	10.00%, 12/01/2022	3,674
	Scotts Miracle-Gro Co. (The),
1,672	5.25%, 12/15/2026	1,785
8,168	6.00%, 10/15/2023	8,740
	Sealed Air Corp.,
1,400	4.88%, 12/01/2022 (e)	1,484
1,750	5.13%, 12/01/2024 (e)	1,877
1,233	5.25%, 04/01/2023 (e)	1,325
384	SEATRK, 14.00%, 06/30/2018 (bb)	388
	SemGroup Corp.,
1,146	5.63%, 07/15/2022	1,129
1,070	5.63%, 11/15/2023	1,046
1,509	7.25%, 03/15/2026 (e)	1,546
4,456	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	4,523
	Sensata Technologies BV,
4,678	4.88%, 10/15/2023 (e)	4,912
470	5.00%, 10/01/2025 (e)	500
2,034	5.63%, 11/01/2024 (e)	2,258
8,376	Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/2026 (e)	9,193

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Service Corp. International,
2,865	5.38%, 01/15/2022	2,944
5,865	5.38%, 05/15/2024	6,187
2,735	7.50%, 04/01/2027	3,279
1,240	8.00%, 11/15/2021	1,457
408	Shearer’s Foods LLC, 9.00%, 11/01/2019 (e)	418
2,050	Sherwin-Williams Co. (The), 4.50%, 06/01/2047	2,174
	Sinclair Television Group, Inc.,
2,835	5.13%, 02/15/2027 (e)	2,697
6,195	5.38%, 04/01/2021	6,357
2,589	5.63%, 08/01/2024 (e)	2,628
3,230	6.13%, 10/01/2022	3,331
	Sirius XM Radio, Inc.,
2,336	4.63%, 05/15/2023 (e)	2,394
3,314	5.00%, 08/01/2027 (e)	3,343
10,110	5.38%, 04/15/2025 (e)	10,653
2,855	5.38%, 07/15/2026 (e)	3,009
7,571	6.00%, 07/15/2024 (e)	8,082
5,185	Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	5,334
	SM Energy Co.,
2,852	5.00%, 01/15/2024	2,724
549	6.13%, 11/15/2022	552
1,544	6.50%, 11/15/2021	1,559
2,915	Solera LLC, 10.50%, 03/01/2024 (e)	3,323
671	Sonic Automotive, Inc., 6.13%, 03/15/2027	693
7,550	Southern Power Co., Series F, 4.95%, 12/15/2046	8,094
	Southwestern Energy Co.,
1,510	4.10%, 03/15/2022	1,483
7,901	6.70%, 01/23/2025	8,079
1,165	7.50%, 04/01/2026	1,209
1,165	7.75%, 10/01/2027	1,212
1,605	Spectra Energy Partners LP, 4.50%, 03/15/2045	1,651
	Spectrum Brands, Inc.,
2,159	6.13%, 12/15/2024	2,305
3,202	6.63%, 11/15/2022	3,329
1,075	Speedway Motorsports, Inc., 5.13%, 02/01/2023	1,113
	Springleaf Finance Corp.,
2,264	7.75%, 10/01/2021	2,544
1,688	8.25%, 12/15/2020	1,903
15,840	Sprint Capital Corp., 8.75%, 03/15/2032	19,206

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Sprint Communications, Inc.,
5,328	6.00%, 11/15/2022	5,594
3,660	7.00%, 03/01/2020 (e)	3,971
2,524	7.00%, 08/15/2020	2,726
305	11.50%, 11/15/2021	382
	Sprint Corp.,
2,829	7.13%, 06/15/2024	3,058
3,678	7.25%, 09/15/2021	4,009
19,641	7.63%, 02/15/2025	21,654
34,952	7.88%, 09/15/2023	39,059
	SPX FLOW, Inc.,
1,370	5.63%, 08/15/2024 (e)	1,449
2,175	5.88%, 08/15/2026 (e)	2,311
2,304	Standard Industries, Inc., 6.00%, 10/15/2025 (e)	2,491
12,489	Staples, Inc., 8.50%, 09/15/2025 (e)	11,022
1,650	State Street Corp., Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 09/15/2020 (x) (y) (aa)	1,739
1,197	Station Casinos LLC, 5.00%, 10/01/2025 (e)	1,198
	Steel Dynamics, Inc.,
1,085	5.00%, 12/15/2026	1,147
625	5.25%, 04/15/2023	645
2,600	5.50%, 10/01/2024	2,785
1,945	Sterigenics-Nordion Holdings LLC, 6.50%, 05/15/2023 (e)	2,028
195	Stone Energy Corp., 7.50%, 05/31/2022	192
	Summit Materials LLC,
88	5.13%, 06/01/2025 (e)	89
5,180	6.13%, 07/15/2023	5,374
	Summit Midstream Holdings LLC,
1,559	5.50%, 08/15/2022	1,578
4,125	5.75%, 04/15/2025	4,208
	Sunoco Logistics Partners Operations LP,
3,655	5.30%, 04/01/2044	3,632
5,915	5.35%, 05/15/2045	5,894
	Sunoco LP,
3,029	6.25%, 04/15/2021	3,173
1,055	6.38%, 04/01/2023	1,121
	SunTrust Banks, Inc.,
12,540	(ICE LIBOR USD 3 Month + 3.86%), 5.62%, 12/15/2019 (x) (y) (aa)	13,167
8,680	Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 06/15/2022 (x) (y) (aa)	8,901
	SUPERVALU, Inc.,
4,952	6.75%, 06/01/2021	4,692
9,400	7.75%, 11/15/2022	8,901

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
367	Surgery Center Holdings, Inc., 6.75%, 07/01/2025 (e)	335
2,330	Symantec Corp., 5.00%, 04/15/2025 (e)	2,435
2,415	Sysco Corp., 4.50%, 04/01/2046	2,573
	Talen Energy Supply LLC,
2,351	6.50%, 06/01/2025	2,039
2,630	9.50%, 07/15/2022 (e)	2,709
	Tallgrass Energy Partners LP,
2,150	5.50%, 09/15/2024 (e)	2,222
1,860	5.50%, 01/15/2028 (e)	1,909
	Targa Resources Partners LP,
2,483	4.25%, 11/15/2023	2,471
2,590	5.00%, 01/15/2028 (e)	2,606
4,214	5.13%, 02/01/2025	4,340
850	5.25%, 05/01/2023	875
2,750	6.75%, 03/15/2024	2,963
3,743	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	3,444
	TEGNA, Inc.,
1,415	4.88%, 09/15/2021 (e)	1,447
2,210	5.50%, 09/15/2024 (e)	2,320
5,470	6.38%, 10/15/2023	5,805
	Teleflex, Inc.,
368	4.88%, 06/01/2026	387
875	5.25%, 06/15/2024	925
	Tempur Sealy International, Inc.,
6,355	5.50%, 06/15/2026	6,546
2,786	5.63%, 10/15/2023	2,939
	Tenet Healthcare Corp.,
2,284	4.38%, 10/01/2021	2,276
10,946	4.50%, 04/01/2021	11,056
3,003	4.63%, 07/15/2024 (e)	2,954
1,220	4.75%, 06/01/2020	1,251
4,486	5.13%, 05/01/2025 (e)	4,368
995	5.50%, 03/01/2019	1,009
1,329	6.00%, 10/01/2020	1,395
1,070	6.75%, 02/01/2020	1,089
12,239	6.75%, 06/15/2023	11,489
1,085	7.00%, 08/01/2025 (e)	994
1,980	7.50%, 01/01/2022 (e)	2,084
15,155	8.13%, 04/01/2022	15,174
1,223	Tennant Co., 5.63%, 05/01/2025 (e)	1,277
5,243	Terex Corp., 5.63%, 02/01/2025 (e)	5,584
1,939	Terraform Global Operating LLC, 9.75%, 08/15/2022 (e)	2,147

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	TerraForm Power Operating LLC,
1,000	SUB, 6.38%, 02/01/2023 (e)	1,047
1,500	SUB, 6.62%, 06/15/2025 (e)	1,628
3,890	Tesla, Inc., 5.30%, 08/15/2025 (e)	3,754
	Texas Competitive Electric Holdings Co. LLC,
29,250	8.50%, 05/01/2020 (d) (bb)	146
1,760	Thermo Fisher Scientific, Inc., 4.10%, 08/15/2047	1,763
2,510	Time, Inc., 7.50%, 10/15/2025 (e)	2,519
1,887	Titan International, Inc., 6.88%, 10/01/2020	1,944
	T-Mobile USA, Inc.,
3,110	6.00%, 03/01/2023	3,277
5,377	6.38%, 03/01/2025	5,807
1,080	6.50%, 01/15/2024	1,153
11,360	6.50%, 01/15/2026	12,568
3,388	6.63%, 04/01/2023	3,557
2,682	6.84%, 04/28/2023	2,830
	Toll Brothers Finance Corp.,
345	4.88%, 11/15/2025	362
935	5.63%, 01/15/2024	1,025
1,517	Tops Holding LLC, 8.00%, 06/15/2022 (e)	910
	TransDigm, Inc.,
1,000	5.50%, 10/15/2020	1,016
2,325	6.00%, 07/15/2022	2,423
1,584	6.38%, 06/15/2026	1,616
3,677	6.50%, 07/15/2024	3,797
3,785	6.50%, 05/15/2025	3,903
3,996	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	4,190
	Transocean, Inc.,
5,396	6.80%, 03/15/2038	4,384
4,452	7.50%, 01/15/2026 (e)	4,591
824	7.50%, 04/15/2031	735
4,654	9.00%, 07/15/2023 (e)	5,050
1,594	9.35%, 12/15/2041	1,538
857	SUB, 5.80%, 10/15/2022	838
3,815	TreeHouse Foods, Inc., 6.00%, 02/15/2024 (e)	4,082
2,180	TriMas Corp., 4.88%, 10/15/2025 (e)	2,205
3,194	Trinseo Materials Operating SCA, 5.38%, 09/01/2025 (e)	3,362
	Triumph Group, Inc.,
3,425	4.88%, 04/01/2021	3,391
1,686	5.25%, 06/01/2022	1,669
1,965	7.75%, 08/15/2025 (e)	2,100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
869	Tronox Finance plc, 5.75%, 10/01/2025 (e)	908
2,148	Tutor Perini Corp., 6.88%, 05/01/2025 (e)	2,317
2,435	Tyson Foods, Inc., 4.55%, 06/02/2047	2,604
	Ultra Resources, Inc.,
7,131	6.88%, 04/15/2022 (e)	7,202
2,660	7.13%, 04/15/2025 (e)	2,660
3,327	Unit Corp., 6.63%, 05/15/2021	3,339
	United Continental Holdings, Inc.,
1,680	4.25%, 10/01/2022	1,688
3,454	5.00%, 02/01/2024	3,506
	United Rentals North America, Inc.,
1,160	4.63%, 10/15/2025	1,187
7,133	4.88%, 01/15/2028	7,169
3,281	5.50%, 07/15/2025	3,507
4,235	5.50%, 05/15/2027	4,531
4,880	5.75%, 11/15/2024	5,173
1,845	5.88%, 09/15/2026	2,012
988	United States Steel Corp., 8.38%, 07/01/2021 (e)	1,078
	Uniti Group LP,
4,380	6.00%, 04/15/2023 (e)	4,386
1,210	7.13%, 12/15/2024 (e)	1,116
7,040	8.25%, 10/15/2023	6,758
2,125	Univar USA, Inc., 6.75%, 07/15/2023 (e)	2,237
	Univision Communications, Inc.,
3,600	5.13%, 05/15/2023 (e)	3,645
516	5.13%, 02/15/2025 (e)	513
648	6.75%, 09/15/2022 (e)	671
2,251	US Concrete, Inc., 6.38%, 06/01/2024	2,420
952	USIS Merger Sub, Inc., 6.88%, 05/01/2025 (e)	988
	Valeant Pharmaceuticals International, Inc.,
4,490	5.38%, 03/15/2020 (e)	4,423
383	5.50%, 03/01/2023 (e)	322
3,453	5.50%, 11/01/2025 (e)	3,526
29,413	5.88%, 05/15/2023 (e)	24,817
3,963	6.13%, 04/15/2025 (e)	3,329
3,278	6.38%, 10/15/2020 (e)	3,257
1,266	6.50%, 03/15/2022 (e)	1,344
7,317	6.75%, 08/15/2021 (e)	7,088
5,817	7.00%, 03/15/2024 (e)	6,297
7,934	7.25%, 07/15/2022 (e)	7,627
14,482	7.50%, 07/15/2021 (e)	14,283
608	Valvoline, Inc., 4.38%, 08/15/2025 (e)	614
1,935	Venator Finance Sarl, 5.75%, 07/15/2025 (e)	2,046

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,115	Veritas US, Inc., 7.50%, 02/01/2023 (e)	1,185
	Verizon Communications, Inc.,
11,025	4.52%, 09/15/2048	10,572
9,145	5.01%, 04/15/2049	9,328
2,415	5.50%, 03/16/2047	2,669
1,525	Versum Materials, Inc., 5.50%, 09/30/2024 (e)	1,624
8,436	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	9,237
	Viacom, Inc.,
8,410	4.38%, 03/15/2043	7,135
2,795	4.85%, 12/15/2034	2,605
1,615	5.25%, 04/01/2044	1,537
4,865	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/2057 (aa)	4,817
4,385	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/2057 (aa)	4,349
835	ViaSat, Inc., 5.63%, 09/15/2025 (e)	844
	VICI Properties 1 LLC,
939	(ICE LIBOR USD 3 Month + 3.50%), 4.85%, 10/15/2022 (aa)	943
3,367	8.00%, 10/15/2023	3,746
7,330	Vista Outdoor, Inc., 5.88%, 10/01/2023	7,568
	Voya Financial, Inc.,
3,660	4.80%, 06/15/2046	3,904
13,110	(ICE LIBOR USD 3 Month + 3.58%), 5.65%, 05/15/2053 (aa)	13,841
2,755	Vulcan Materials Co., 4.50%, 06/15/2047	2,777
1,545	Wabash National Corp., 5.50%, 10/01/2025 (e)	1,576
4,870	Walgreens Boots Alliance, Inc., 4.80%, 11/18/2044	5,074
	Weatherford International Ltd.,
1,822	4.50%, 04/15/2022	1,649
777	6.50%, 08/01/2036	647
233	6.75%, 09/15/2040	195
1,011	7.00%, 03/15/2038	879
1,355	9.88%, 02/15/2024	1,450
1,550	WellCare Health Plans, Inc., 5.25%, 04/01/2025	1,631
	Wells Fargo & Co.,
15,705	Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 06/15/2024 (x) (y) (aa)	17,221
15,275	Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 06/15/2025 (x) (y) (aa)	17,078
398	West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	403

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Western Digital Corp.,
7,666	7.38%, 04/01/2023 (e)	8,394
14,250	10.50%, 04/01/2024	16,723
770	Western Gas Partners LP, 5.45%, 04/01/2044	811
	Whiting Petroleum Corp.,
2,821	5.00%, 03/15/2019	2,846
6,112	5.75%, 03/15/2021	6,158
5,392	6.25%, 04/01/2023	5,378
3,060	WildHorse Resource Development Corp., 6.88%, 02/01/2025 (e)	3,037
	Williams Cos., Inc. (The),
2,210	3.70%, 01/15/2023	2,229
1,790	5.75%, 06/24/2044	1,897
162	Series A, 7.50%, 01/15/2031	197
1,144	7.75%, 06/15/2031	1,396
	Windstream Services LLC,
140	6.38%, 08/01/2023	102
18,331	7.50%, 06/01/2022	13,656
854	7.50%, 04/01/2023	634
9,426	7.75%, 10/01/2021	7,117
	WMG Acquisition Corp.,
865	4.88%, 11/01/2024 (e)	891
2,420	5.00%, 08/01/2023 (e)	2,517
3,823	5.63%, 04/15/2022 (e)	3,966
3,408	6.75%, 04/15/2022 (e)	3,590
	WPX Energy, Inc.,
3,475	6.00%, 01/15/2022	3,618
2,681	7.50%, 08/01/2020	2,909
800	8.25%, 08/01/2023	901
9,290	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	9,755
	XPO Logistics, Inc.,
2,130	6.13%, 09/01/2023 (e)	2,242
8,485	6.50%, 06/15/2022 (e)	8,911
540	Xylem, Inc., 4.38%, 11/01/2046	562
	Zayo Group LLC,
3,665	5.75%, 01/15/2027 (e)	3,862
12,312	6.00%, 04/01/2023	12,943
1,053	6.38%, 05/15/2025	1,133
1,633	Zebra Technologies Corp., 7.25%, 10/15/2022	1,725

		3,847,515

	Total Corporate Bonds (Cost $4,674,732)	4,849,998

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — 3.2%
	Angola — 0.1%
	Republic of Angola,
3,225	Reg. S, 7.00%, 08/17/2019	3,322
3,900	Reg. S, 9.50%, 11/12/2025	4,241

		7,563

	Argentina — 0.2%
	Provincia de Buenos Aires,
2,950	7.88%, 06/15/2027 (e)	3,260
4,910	Reg. S, 9.95%, 06/09/2021	5,683
3,159	Reg. S, 10.88%, 01/26/2021	3,617
5,000	Provincia de Cordoba, Reg. S, 7.45%, 09/01/2024	5,488
	Republic of Argentina,
2,060	6.25%, 04/22/2019	2,159
4,397	7.13%, 06/28/2117 (e)	4,507
890	7.50%, 04/22/2026	1,006
3,365	8.28%, 12/31/2033	3,923

		29,643

	Armenia — 0.0% (g)
1,200	Republic of Armenia, Reg. S, 7.15%, 03/26/2025	1,341

	Aruba — 0.0% (g)
1,620	Government of Aruba, 4.63%, 09/14/2023 (e)	1,695

	Bahrain — 0.0% (g)
3,000	Kingdom of Bahrain, Reg. S, 7.00%, 10/12/2028	3,079

	Belarus — 0.1%
	Republic of Belarus,
2,710	6.88%, 02/28/2023 (e)	2,879
3,571	7.63%, 06/29/2027 (e)	3,933
2,200	Reg. S, 8.95%, 01/26/2018	2,219

		9,031

	Brazil — 0.1%
	Federative Republic of Brazil,
2,140	4.25%, 01/07/2025	2,177
2,280	4.88%, 01/22/2021	2,437
2,810	6.00%, 04/07/2026	3,122
4,305	8.25%, 01/20/2034	5,613

		13,349

	Cameroon — 0.0% (g)
600	Republic of Cameroon, Reg. S, 9.50%, 11/19/2025	711

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Colombia — 0.1%
	Republic of Colombia,
3,020	3.88%, 04/25/2027	3,046
1,600	4.00%, 02/26/2024	1,664
2,450	6.13%, 01/18/2041	2,882
2,400	7.38%, 09/18/2037	3,165

		10,757

	Costa Rica — 0.1%
	Republic of Costa Rica,
4,720	7.16%, 03/12/2045 (e)	5,015
2,920	Reg. S, 6.95%, 11/10/2021	3,161
1,930	Reg. S, 10.00%, 08/01/2020	2,241

		10,417

	Croatia — 0.1%
	Republic of Croatia,
1,150	Reg. S, 5.50%, 04/04/2023	1,269
2,150	Reg. S, 6.00%, 01/26/2024	2,446
1,700	Reg. S, 6.63%, 07/14/2020	1,860
1,590	Reg. S, 6.75%, 11/05/2019	1,711

		7,286

	Dominican Republic — 0.1%
	Government of Dominican Republic,
5,490	6.88%, 01/29/2026 (e)	6,272
6,725	7.45%, 04/30/2044 (e)	7,977
3,340	Reg. S, 7.50%, 05/06/2021	3,687

		17,936

	Ecuador — 0.1%
	Republic of Ecuador,
4,980	8.75%, 06/02/2023 (e)	5,223
1,240	8.88%, 10/23/2027 (e)	1,264
3,150	Reg. S, 10.50%, 03/24/2020	3,418
4,500	Reg. S, 10.75%, 03/28/2022	5,091

		14,996

	Egypt — 0.1%
	Republic of Egypt,
4,160	6.13%, 01/31/2022 (e)	4,342
3,350	Reg. S, 7.50%, 01/31/2027	3,706
5,294	Reg. S, 8.50%, 01/31/2047	5,976

		14,024

	El Salvador — 0.1%
	Republic of El Salvador,
700	Reg. S, 6.38%, 01/18/2027	694
1,200	Reg. S, 7.38%, 12/01/2019	1,245

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	El Salvador — continued
500	Reg. S, 7.63%, 02/01/2041	519
3,450	Reg. S, 7.75%, 01/24/2023	3,704

		6,162

	Ethiopia — 0.0% (g)
4,707	Republic of Ethiopia, Reg. S, 6.63%, 12/11/2024	4,848

	Gabon — 0.0% (g)
	Republic of Gabonese,
2,910	Reg. S, 6.38%, 12/12/2024	2,849
450	Reg. S, 6.95%, 06/16/2025	449

		3,298

	Ghana — 0.0% (g)
2,750	Republic of Ghana, Reg. S, 10.75%, 10/14/2030	3,651

	Honduras — 0.1%
	Republic of Honduras,
2,050	Reg. S, 7.50%, 03/15/2024	2,316
2,730	Reg. S, 8.75%, 12/16/2020	3,099

		5,415

	Hungary — 0.0% (g)
	Republic of Hungary,
600	5.38%, 03/25/2024	682
1,434	5.75%, 11/22/2023	1,649
852	7.63%, 03/29/2041	1,312

		3,643

	Indonesia — 0.1%
	Republic of Indonesia,
2,880	6.75%, 01/15/2044 (e)	3,858
3,000	Reg. S, 4.13%, 01/15/2025	3,138
3,000	Reg. S, 4.35%, 01/08/2027	3,178
2,392	Reg. S, 11.63%, 03/04/2019	2,697

		12,871

	Iraq — 0.0% (g)
	Republic of Iraq,
3,455	Reg. S, 5.80%, 01/15/2028	3,256

		3,256

	Ivory Coast — 0.0% (g)
3,571	Republic of Ivory Coast, Reg. S, SUB, 5.75%, 12/31/2032	3,512

	Jamaica — 0.1%
	Government of Jamaica,
420	7.88%, 07/28/2045	520

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Jamaica — continued
4,173	8.00%, 03/15/2039	5,190

		5,710

	Jordan — 0.1%
	Kingdom of Jordan,
1,250	Reg. S, 5.75%, 01/31/2027	1,248
4,170	Reg. S, 6.13%, 01/29/2026	4,311

		5,559

	Kenya — 0.0% (g)
	Republic of Kenya,
600	Reg. S, 5.88%, 06/24/2019	617
1,920	Reg. S, 6.88%, 06/24/2024	1,995

		2,612

	Lebanon — 0.2%
	Republic of Lebanon,
2,070	Reg. S, 5.15%, 06/12/2018	2,080
1,500	Reg. S, 5.15%, 11/12/2018	1,509
6,542	Reg. S, 5.45%, 11/28/2019	6,550
3,870	Reg. S, 6.60%, 11/27/2026	3,725
4,656	Reg. S, 6.65%, 02/26/2030	4,371
8,630	Reg. S, 8.25%, 04/12/2021	9,148

		27,383

	Mexico — 0.1%
	United Mexican States,
4,750	4.60%, 01/23/2046	4,631
2,500	5.55%, 01/21/2045	2,794

		7,425

	Mongolia — 0.0% (g)
	Mongolia Government Bond,
420	5.63%, 05/01/2023 (e)	420
1,634	Reg. S, 8.75%, 03/09/2024	1,869

		2,289

	Morocco — 0.0% (g)
1,050	Kingdom of Morocco, Reg. S, 5.50%, 12/11/2042	1,175

	Nigeria — 0.0% (g)
1,200	Republic of Nigeria, Reg. S, 7.88%, 02/16/2032	1,315

	Oman — 0.1%
	Oman Government Bond,
3,150	Reg. S, 4.75%, 06/15/2026	3,106
2,950	Reg. S, 5.38%, 03/08/2027	3,026

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Oman — continued
3,550	Reg. S, 6.50%, 03/08/2047	3,655

		9,787

	Pakistan — 0.1%
	Republic of Pakistan,
1,150	Reg. S, 6.75%, 12/03/2019	1,198
4,150	Reg. S, 7.25%, 04/15/2019	4,322
3,150	Reg. S, 8.25%, 04/15/2024	3,507
1,670	Reg. S, 8.25%, 09/30/2025	1,871

		10,898

	Panama — 0.1%
	Republic of Panama,
1,400	3.75%, 03/16/2025	1,459
2,150	4.30%, 04/29/2053	2,204
3,000	4.50%, 05/15/2047	3,173
1,400	6.70%, 01/26/2036	1,850
680	8.88%, 09/30/2027	983

		9,669

	Paraguay — 0.0% (g)
1,100	Republic of Paraguay, Reg. S, 6.10%, 08/11/2044	1,254
2,200	Republic Of Paraguay, Reg. S, 4.70%, 03/27/2027	2,307

		3,561

	Peru — 0.0% (g)
3,000	Republic of Peru, 5.63%, 11/18/2050	3,783

	Philippines — 0.0% (g)
1,860	Republic of the Philippines, 10.63%, 03/16/2025	2,832

	Romania — 0.0% (g)
	Republic of Romania,
2,780	Reg. S, 6.13%, 01/22/2044	3,531

		3,531

	Russia — 0.1%
	Russian Federation,
1,400	Reg. S, 4.50%, 04/04/2022	1,491
4,400	Reg. S, 5.88%, 09/16/2043	5,022
3,340	Reg. S, 12.75%, 06/24/2028	5,853

		12,366

	Serbia — 0.1%
	Republic of Serbia,
2,950	Reg. S, 4.88%, 02/25/2020	3,075
5,180	Reg. S, 7.25%, 09/28/2021	5,957

		9,032

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Slovenia — 0.0% (g)
2,190	Republic of Slovenia, Reg. S, 5.85%, 05/10/2023	2,529

	South Africa — 0.1%
	Republic of South Africa,
5,360	4.88%, 04/14/2026	5,320
3,150	5.88%, 05/30/2022	3,437
4,244	5.88%, 09/16/2025	4,520
3,800	6.25%, 03/08/2041	3,985

		17,262

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
4,350	Reg. S, 5.88%, 07/25/2022	4,644
2,690	Reg. S, 6.25%, 10/04/2020	2,872
2,000	Reg. S, 6.25%, 07/27/2021	2,157
2,900	Reg. S, 6.85%, 11/03/2025	3,219

		12,892

	Turkey — 0.3%
	Republic of Turkey,
6,850	6.00%, 03/25/2027	7,218
7,620	6.00%, 01/14/2041	7,620
2,800	6.25%, 09/26/2022	3,045
5,800	6.63%, 02/17/2045	6,192
8,240	7.38%, 02/05/2025	9,466
1,500	Turkey Government Bond, 5.13%, 03/25/2022	1,556

		35,097

	Ukraine — 0.2%
	Republic of Ukraine,
5,300	Reg. S, 7.75%, 09/01/2020	5,645
5,540	Reg. S, 7.75%, 09/01/2021	5,907
5,200	Reg. S, 7.75%, 09/01/2022	5,559
3,650	Reg. S, 7.75%, 09/01/2023	3,878
4,450	Reg. S, 7.75%, 09/01/2024	4,661
900	Reg. S, 7.75%, 09/01/2027	927

		26,577

	Uruguay — 0.1%
	Republic of Uruguay,
570	4.38%, 10/27/2027	615
4,810	5.10%, 06/18/2050	5,159
1,680	7.63%, 03/21/2036	2,369
768	8.00%, 11/18/2022	934

		9,077

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Zambia — 0.0% (g)
	Republic of Zambia,
750	Reg. S, 8.50%, 04/14/2024	802
1,460	Reg. S, 8.97%, 07/30/2027	1,588

		2,390

	Total Foreign Government Securities (Cost $401,152)	413,235

Loan Assignments — 0.5% (cc)
	United States — 0.5%
180	Alon USA Partners LP, MLP Term Loans, (ICE LIBOR USD 1 Month + 8.00%), 9.25%, 11/26/2018 (aa)	181
837	Avaya, Inc., DIP Term Loan, (ICE LIBOR USD 1 Month + 7.50%), 8.74%, 01/24/2018 (d) (aa)	838
1,020	Avaya, Inc., Extending Tranche Term Loan B-3, (ICE LIBOR USD 3 Month + 4.50%), 5.87%, 01/26/2018 (d) (aa)	845
1,565	Avaya, Inc., Term Loan B-6, (ICE LIBOR USD 3 Month + 5.50%), 6.87%, 03/31/2018 (d) (aa)	1,296
1,260	Avaya, Inc., Term Loan B-7, (ICE LIBOR USD 3 Month + 5.25%), 6.62%, 05/29/2020 (d) (aa)	1,045
9,490	California Resources Corp., 1st Lien Second Out Term Loan, (ICE LIBOR USD 1 Month + 10.38%), 11.61%, 12/31/2021 (aa) ^	10,163
6,489	Chesapeake Energy Corp., 1st Lien Last Out Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 8.81%, 08/23/2021 (aa) ^	6,954
1,421	Cincinnati Bell, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 4.99%, 10/02/2024 (aa)	1,438
975	Concordia Healthcare Corp., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 10/21/2021 (aa) ^	812
1,471	Consolidated Communications, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.25%, 10/05/2023 (aa)	1,447
1,869	Cortes NP Acquisition Corp., Term B Loan, (US Prime Rate + 3.00%), 5.24%, 11/30/2023 (aa)	1,882
794	FGI Operating Co. LLC, Term B Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.50%, 04/19/2019 (aa)	573
2,062	First Data Corp., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.74%, 04/26/2024 (aa)	2,070
903	Genesys Telecom Holdings, 1st Lien Term Loan B2, (ICE LIBOR USD 3 Month + 3.75%), 5.08%, 12/01/2023 (aa)	909

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,053	Golden Nugget, Inc., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.53% 10/04/2023 (aa)	1,064
5,407	iHeartCommunications, Inc., Term Loan D, (ICE LIBOR USD 3 Month + 6.75%), 8.08% 01/30/2019 (aa)	4,042
1,873	iHeartCommunications, Inc., Tranche E Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 8.83%, 07/30/2019 (aa)	1,401
374	Infor US, Inc., Tranche B-6 Term Loan, (ICE LIBOR USD 3 Month + 2.75%), 4.08% 02/01/2022 (aa)	375
635	MacDonald, Dettwiler and Associates Ltd., Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.10%, 10/05/2024 (aa)	639
3,397	MEG Energy Corp., 1st Lien Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.83%, 12/31/2023 (aa) ^	3,406
4,155	Moran Foods LLC, Term Loan B, (ICE LIBOR USD 1 Month + 6.00%), 7.24%, 11/29/2023 (aa)	3,698
580	MTL Publishing LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.74%, 08/21/2023 (aa)	583
839	ON Semiconductor Corp., 1st Lien Term Loan B, (ICE LIBOR USD 1 Month + 2.25%), 3.49%, 03/31/2023 (aa)	842
951	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 03/11/2022 (aa)	958
1,105	PetSmart, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 03/11/2022 (aa)	942
1,292	Quest Software U.S. Holdings, Inc., Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 7.38%, 10/31/2022 (aa)	1,304
1,586	Revlon Consumer Products Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 4.74%, 09/07/2023 (aa)	1,366
395	Rite Aid Corp., 2nd Lien Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 6.00%, 08/21/2020 (aa)	397
2,381	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 4.50%, 06/20/2024 (aa) ^	2,409
511	Securus Technologies Holdings, Inc., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 8.00%), 9.00%, 06/20/2025 (aa) ^	514
733	Signode Industrial Group Lux SA, Initial Term B Loan, (ICE LIBOR USD 1 Month + 2.75%), 4.04%, 05/01/2021 (aa)	740

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
		United States — continued
680		Supervalu, Inc., Delayed Draw Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 4.74%, 06/02/2024 (aa)	660
1,133		Supervalu, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.50%), 4.74%, 06/08/2024 (aa)	1,099
2,296		Syniverse Holdings, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 04/23/2019 (aa)	2,233
803		Syniverse Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.33%, 04/23/2019 (aa)	781
842		The Go Daddy Group, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 2.50%), 3.74%, 02/15/2024 (aa)	846
240		Tribune Media Co., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 12/27/2020 (aa)	240
—	(h)	Ultra Resources, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.31%, 04/12/2024 (aa) ^	—
754		Vertis, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 8.75%), 0.00%, 12/21/2015 (d) (aa) (bb)	—	(h)
2,119		Viskase Cos., Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.58%, 01/30/2021 (aa)	2,042

		Total Loan Assignments (Cost $65,867)	63,034

SHARES
Preferred Stocks — 0.8%
		Bermuda — 0.0% (g)
3		XLIT Ltd., Series D, (ICE LIBOR USD 3 Month + 3.12%), 4.48%, 12/04/2017 ($1,000 par value) (aa) @	3,197

		United States — 0.8%
508		BB&T Corp., Series F, 5.20%, 02/01/2018 ($25 par value) @	12,813
52		BB&T Corp., Series G, 5.20%, 06/01/2018 ($25 par value) @	1,320
156		Capital One Financial Corp., Series D, 6.70%, 12/01/2019 ($25 par value) @	4,228
71		Discover Financial Services, Series B, 6.50%, 12/01/2017 ($25 par value) @	1,795
213		Dominion Energy, Inc., Series A, 5.25%, 07/30/2076 ($25 par value)	5,395
12		GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.10%, 02/15/2040 ($25 par value) (aa)	315

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
260	Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 05/10/2023 ($25 par value) (aa) @	6,968
64	Goodman Private Preferred Shares (bb)	218
23	Hartford Financial Services Group, Inc. (The), (ICE LIBOR USD 3 Month + 5.60%), 7.88%, 04/15/2042 ($25 par value) (aa)	677
310	Morgan Stanley, Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (aa) @	8,680
508	Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 04/15/2027 ($25 par value) (aa) @	13,711
239	SCE Trust II, 5.10%, 03/15/2018 ($25 par value) @	6,174
281	Southern Co. (The), 5.25%, 10/01/2076 ($25 par value)	7,129
301	State Street Corp., Series D, 5.90%, 03/15/2024 ($25 par value) (aa) @	8,346
315	State Street Corp., Series E, 6.00%, 12/15/2019 ($25 par value) @	8,483
128	State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 03/15/2026 ($25 par value) (aa) @	3,482
38	Vici Properties, Inc. (bb)	3,017
42	Vornado Realty Trust, Series G, 6.63%, 12/04/2017 ($25 par value) @	1,083
269	Wells Fargo & Co., Series Y, 5.63%, 06/15/2022 ($25 par value) @	6,951

		100,785

	Total Preferred Stocks (Cost $94,289)	103,982

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
2,689	Banco Santander SA, expiring 11/01/2017 (a)	128

	United States — 0.0% (g)
483	Vistra Energy Corp., expiring 12/31/2049 (a) (bb)	447

	Total Rights (Cost $124)	575

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	OCTOBER 31, 2017

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE
Warrants — 0.0% (g)
		United States — 0.0% (g)
—	(h)	Jack Cooper Enterprises, Inc., expiring 10/29/2027 (Strike Price $1.00) (a) (bb)	—
1		Nebraska Book Co., Inc., expiring 06/29/2019 (Strike Price $1.00) (a) (bb)	—
—	(h)	Nebraska Book Holdings, Inc., expiring 06/29/2019 (Strike Price $1.00) (a) (bb)	—
		Sabine Oil & Gas Holdings, Inc.,
—	(h)	expiring 04/13/2026 (a)	2
1		expiring 04/13/2026 (Strike Price $1.00) (a)	9

		Total Warrants (Cost $9)	11

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.3%
35,374		U.S. Treasury Notes, 0.75%, 01/31/2018 (k) (Cost $35,363)	35,335

SHARES
Short-Term Investments — 2.0%
		Time Deposit — 0.1%
18,800		Credit Agricole Corporate and Investment Bank, 1.17%, 11/01/2017 (n)	18,800

		Investment Company — 1.9%
239,514		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $239,514)	239,514

		Total Short-Term Investments (Cost $258,314)	258,314

		Total Investments — 98.9% (Cost $11,510,712)	12,648,887
		Other Assets in Excess of Liabilities — 1.1%	140,849

		NET ASSETS — 100.0%	$12,789,736

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2017

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.2%
Oil, Gas & Consumable Fuels	8.5
Equity Real Estate Investment Trusts (REITs)	6.8
Insurance	4.7
Asset-Backed Securities	4.6
Diversified Telecommunication Services	4.0
Capital Markets	3.9
Media	3.9
Pharmaceuticals	3.6
Foreign Government Securities	3.3
Collateralized Mortgage Obligations	3.3
Wireless Telecommunication Services	2.2
Electric Utilities	2.2
Health Care Providers & Services	2.1
Semiconductors & Semiconductor Equipment	2.0
Chemicals	1.6
IT Services	1.6
Metals & Mining	1.6
Hotels, Restaurants & Leisure	1.6
Tobacco	1.6
Auto Components	1.4
Technology Hardware, Storage & Peripherals	1.4
Software	1.3
Automobiles	1.2
Food & Staples Retailing	1.2
Household Durables	1.1
Consumer Finance	1.0
Beverages	1.0
Others (each less than 1.0%)	16.1
Short-Term Investments	2.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	191	12/2017	EUR	8,193	123
FTSE 100 Index	81	12/2017	GBP	8,036	(15)

					108

Short Contracts
Foreign Exchange EUR/USD	(1,677)	12/2017	USD	(244,863)	7,617
Foreign Exchange GBP/USD	(4,847)	12/2017	USD	(402,937)	692
U.S. Treasury 5 Year Note	(7,607)	12/2017	USD	(891,208)	7,650

					15,959

					16,067

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	OCTOBER 31, 2017

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
CSMC	— Credit Suisse Mortgage Trust
CVA	— Dutch Certification
CZK	— Czech Republic Koruna
DIP	— Debtor-in-possession
DKK	— Danish Krone
DOP	— Dominican Republic Peso
EGP	— Egyptian Pound
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDP	— Gross Domestic Product
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
GNMA	— Government National Mortgage Association
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2017. The rate may be subject to a cap and floor.

IGDCUKR	— IMF Ukraine GDP Constant Annual Percentage Change
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
MLP	— Master Limited Partnership
MSCI	— Morgan Stanley Capital International
MXN	— Mexican Peso
NOK	— Norwegian Krone
NTR	— Net Total Return
PHP	— Philippine Peso
PIK	— Payment-in-kind
PJSC	— Public Joint Stock Company
PLN	— Polish Zloty
PRIBOR	— Prague Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
RON	— Romanian Leu
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2017.
TIIE	— Interbank Equilibrium Interest Rate
TOPIX	— Tokyo Stock Price Index
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral JPMorgan Global Allocation Fund is approximately $33,106,000 and $9,000 respectively.

(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of October 31, 2017.
(n)	— The rate shown is the effective yield as of October 31, 2017.
(o)	— All or a portion of the security is segregated for options written.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
^	— All or a portion of the security is unsettled as of October 31, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of October 31, 2017.
**	— Non-Deliverable Forward. See Note 2.D. in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	99

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$2,130,489		$12,409,373
Investments in affiliates, at value	240,842		239,514
Options purchased, at value	25,276		—
Restricted cash for securities sold short	9		—
Cash	125		77,449
Foreign currency, at value	23,076		7,779
Deposits at broker for futures contracts	8,411		1,010
Deposits at broker for securities sold short	23,808		—
Deposits at broker for centrally cleared swaps	139		—
Receivables:
Due from custodian	1,594		—
Investment securities sold	22,762		13,865
Fund shares sold	4,869		13,174
Interest and dividends from non-affiliates	8,499		91,258
Dividends from affiliates	165		179
Tax reclaims	529		4,807
Variation margin on futures contracts	—		1,892
Unrealized appreciation on forward foreign currency exchange contracts	14,168		—
Outstanding OTC swap contracts, at value (net upfront payments of $304)	524		—

Total Assets	2,505,285		12,860,300

LIABILITIES:
Payables:
Due to custodian	293		—
Securities sold short, at value	26,018		—
Dividend expense to non-affiliates on securities sold short	9		—
Investment securities purchased	142,671		38,910
Investment securities purchased — delayed delivery securities	1,924		5,655
Fund shares redeemed	782		15,817
Variation margin on futures contracts	1,375		—
Unrealized depreciation on forward foreign currency exchange contracts	3,770		—
Outstanding options written, at fair value	94		—
Variation margin on centrally cleared swaps	129		—
Accrued liabilities:
Investment advisory fees	786		3,192
Distribution fees	323		3,756
Service fees	476		2,030
Custodian and accounting fees	109		316
Collateral management fees	5		—
Trustees’ and Chief Compliance Officer’s fees	—	(a)	29
Deferred India capital gains tax	—		130
Other	136		729

Total Liabilities	178,900		70,564

Net Assets	$2,326,385		$12,789,736

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Global Allocation Fund	Income Builder Fund
NET ASSETS:
Paid-in-Capital	$2,093,906	$12,010,965
Accumulated undistributed (distributions in excess of) net investment income	(2,535)	(3,441)
Accumulated net realized gains (losses)	21,180	(372,009)
Net unrealized appreciation (depreciation)	213,834	1,154,221

Total Net Assets	$2,326,385	$12,789,736

Net Assets:
Class A	$305,300	$3,731,312
Class C	406,887	4,609,784
Class I (formerly Select Class)	1,611,736	4,448,619
Class R2	2,441	—
Class T	21	21

Total	$2,326,385	$12,789,736

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,391	351,491
Class C	22,131	435,402
Class I (formerly Select Class)	86,151	418,486
Class R2	131	—
Class T	1	2

Net Asset Value (a):
Class A — Redemption price per share	$18.63	$10.62
Class C — Offering price per share (b)	18.39	10.59
Class I (formerly Select Class) — Offering and redemption price per share	18.71	10.63
Class R2 — Offering and redemption price per share	18.57	—
Class T — Redemption price per share	18.60	10.62
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	19.51	11.12
Class T maximum sales charge	2.50%	2.50%
Class T maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.08	$10.89

Cost of investments in non-affiliates	$1,926,112	$11,271,198
Cost of investments in affiliates	240,842	239,514
Cost of options purchased	14,731	—
Cost of foreign currency	23,076	7,781
Proceeds from securities sold short	26,995	—
Premiums received from options written	116	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	101

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

(Amounts in thousands)

	Global Allocation Fund	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$28,040	$397,169
Interest income from affiliates	14	75
Dividend income from non-affiliates	20,340	199,059
Dividend income from affiliates	3,311	1,271
Interest income from non-affiliates on securities sold short	128	—
Foreign taxes withheld	(1,133)	(10,353)

Total investment income	50,700	587,221

EXPENSES:
Investment advisory fees	10,306	55,397
Administration fees	1,402	10,054
Distribution fees:
Class A	680	9,327
Class C	2,820	35,889
Class R2	6	—
Class T	— (a)	— (a)
Service fees:
Class A	680	9,327
Class C	940	11,963
Class I (formerly Select Class)	2,672	9,486
Class R2	3	—
Class T	— (a)	— (a)
Custodian and accounting fees	387	1,452
Interest expense to affiliates	5	8
Professional fees	175	357
Collateral management fees	18	—
Interest expense to non-affiliates	4	1
Trustees’ and Chief Compliance Officer’s fees	30	54
Printing and mailing costs	145	980
Registration and filing fees	120	250
Transfer agency fees (See Note 2.I.)	63	385
Sub-transfer agency fees (See Note 2.I.)	324	2,641
Other	35	221
Dividend expense to non-affiliates on securities sold short	383	—

Total expenses	21,198	147,792

Less fees waived	(4,132)	(37,540)
Less earnings credit	— (a)	(1)

Net expenses	17,066	110,251

Net investment income (loss)	33,634	476,970

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,868	139,221 (b)
Investments in affiliates	(1,522)	—
Options purchased	17,882	—
Futures contracts	10,038	(3,455)
Securities sold short	(770)	—
Foreign currency transactions	103	(125)
Forward foreign currency exchange contracts	(12,633)	(131)
Swaps	272	—

Net realized gain (loss)	39,238	135,510

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	167,101	684,678 (c)
Investments in affiliates	414	—
Options purchased	14,800	—
Futures contracts	(8,583)	(23,248)
Foreign currency translations	93	541
Forward foreign currency exchange contracts	5,412	—
Options written	22	—
Securities sold short	977	—
Swaps	220	—

Change in net unrealized appreciation/depreciation	180,456	661,971

Net realized/unrealized gains (losses)	219,694	797,481

Change in net assets resulting from operations	$253,328	$1,274,451

(a)	Amount rounds to less than 500.
(b)	Net of India capital gains tax of approximately $(446,000) for Income Builder Fund.
(c)	Net of change in India capital gains tax of approximately $(6,000) for Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	OCTOBER 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,634	$26,895	$476,970	$490,117
Net realized gain (loss)	39,238	(19,802)	135,510	(287,553)
Change in net unrealized appreciation/depreciation	180,456	28,891	661,971	256,068

Change in net assets resulting from operations	253,328	35,984	1,274,451	458,632

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,118)	(5,458)	(149,575)	(170,221)
From net realized gains	—	(294)	—	—
Class C
From net investment income	(5,591)	(4,931)	(168,512)	(186,131)
From net realized gains	—	(305)	—	—
Class I (formerly Select Class)
From net investment income	(19,280)	(14,844)	(158,509)	(130,456)
From net realized gains	—	(602)	—	—
Class R2
From net investment income	(17)	(9)	—	—
From net realized gains	—	— (a)	—	—
Class T (b)
From net investment income	— (a)	—	— (a)	—

Total distributions to shareholders	(30,006)	(26,443)	(476,596)	(486,808)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	672,281	646,824	(166,713)	(334,580)

NET ASSETS:
Change in net assets	895,603	656,365	631,142	(362,756)
Beginning of period	1,430,782	774,417	12,158,594	12,521,350

End of period	$2,326,385	$1,430,782	$12,789,736	$12,158,594

Accumulated undistributed (distributions in excess of) net investment income	$(2,535)	$5,383	$(3,441)	$(8,740)

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective June 6, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$129,930	$181,480	$852,334	$915,563
Distributions reinvested	4,965	5,561	143,621	163,299
Cost of shares redeemed	(154,312)	(108,810)	(1,497,215)	(1,338,823)

Change in net assets resulting from Class A capital transactions	$(19,417)	$78,231	$(501,260)	$(259,961)

Class C
Proceeds from shares issued	$135,092	$224,926	$590,089	$779,657
Distributions reinvested	4,726	4,306	147,508	159,414
Cost of shares redeemed	(138,369)	(72,706)	(1,406,579)	(1,085,374)

Change in net assets resulting from Class C capital transactions	$1,449	$156,526	$(668,982)	$(146,303)

Class I (formerly Select Class)
Proceeds from shares issued	$858,489	$649,914	$1,822,163	$1,099,505
Distributions reinvested	15,322	11,914	125,226	101,768
Cost of shares redeemed	(185,095)	(250,299)	(943,880)	(1,129,589)

Change in net assets resulting from Class I capital transactions	$688,716	$411,529	$1,003,509	$71,684

Class R2
Proceeds from shares issued	$1,824	$613	$—	$—
Distributions reinvested	17	9	—	—
Cost of shares redeemed	(328)	(84)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,513	$538	$—	$—

Class T (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	— (b)	—

Change in net assets resulting from Class T capital transactions	$20	$—	$20	$—

Total change in net assets resulting from capital transactions	$672,281	$646,824	$(166,713)	$(334,580)

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Global Allocation Fund		Income Builder Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	7,353	11,294	82,663	93,520
Reinvested	295	344	14,009	16,679
Redeemed	(8,958)	(6,755)	(146,422)	(137,075)

Change in Class A Shares	(1,310)	4,883	(49,750)	(26,876)

Class C
Issued	7,783	14,164	57,603	79,830
Reinvested	284	269	14,422	16,325
Redeemed	(8,015)	(4,554)	(137,312)	(111,214)

Change in Class C Shares	52	9,879	(65,287)	(15,059)

Class I (formerly Select Class)
Issued	48,350	40,365	177,387	111,834
Reinvested	898	734	12,162	10,378
Redeemed	(10,666)	(15,562)	(92,124)	(116,050)

Change in Class I Shares	38,582	25,537	97,425	6,162

Class R2
Issued	103	38	—	—
Reinvested	1	1	—	—
Redeemed	(19)	(5)	—	—

Change in Class R2 Shares	85	34	—	—

Class T (a)
Issued	1	—	2	—
Reinvested	— (b)	—	— (b)	—

Change in Class T Shares	1	—	2	—

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Year Ended October 31, 2017	$16.38	$0.34	$2.23		$2.57	$(0.32)	$—	$(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10	)(i)	0.24	(0.31)	(0.02)	(0.33)
Year Ended October 31, 2015	17.15	0.23	(0.01)		0.22	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.45	0.26	0.97		1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	2.15		2.34	(0.41)	—	(0.41)

Class C
Year Ended October 31, 2017	16.20	0.25	2.20		2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10	)(i)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(0.02)		0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	0.98		1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	2.09		2.25	(0.35)	—	(0.35)

Class I (formerly Select Class)
Year Ended October 31, 2017	16.45	0.38	2.23		2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10	)(i)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(0.01)		0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	0.97		1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	2.04		2.37	(0.43)	—	(0.43)

Class R2
Year Ended October 31, 2017	16.36	0.28	2.22		2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10	)(i)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(0.01)		0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	0.96		1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	2.04		2.29	(0.36)	—	(0.36)

Class T
June 6, 2017 (j) through October 31, 2017	17.90	0.10	0.72		0.82	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.02% and 1.27%, Class C are 1.52% and 1.77%, Class I are 0.77% and 1.00%, Class R2 are 1.27% and 1.60% and Class T are 1.02% and 1.28%, respectively, for the year ended October 31, 2017.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers, reimbursements (including dividend expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$18.63	15.88%	$305,300	1.04	%(h)	1.96%	1.29	%(h)	83%	95%
16.38	1.50	289,961	1.02		2.12	1.32		64	—
16.47	1.38	211,120	1.02		1.40	1.43		44	—
17.15	7.58	28,114	1.03		1.56	1.74		87	—
16.45	16.36	2,253	1.05		1.18	3.30		120	—

18.39	15.29	406,887	1.54	(h)	1.45	1.79	(h)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—
16.30	0.84	198,888	1.51		0.90	1.92		44	—
17.04	7.07	14,308	1.53		0.97	2.22		87	—
16.39	15.74	380	1.55		1.00	3.41		120	—

18.71	16.12	1,611,736	0.79	(h)	2.14	1.02	(h)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—
16.53	1.62	364,206	0.77		1.61	1.19		44	—
17.19	7.88	44,964	0.78		1.79	1.55		87	—
16.47	16.61	27,636	0.80		2.10	2.31		120	—

18.57	15.50	2,441	1.29	(h)	1.58	1.62	(h)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—
16.44	1.14	203	1.27		1.17	1.77		44	—
17.13	7.29	62	1.28		1.31	2.07		87	—
16.44	16.06	58	1.30		1.61	2.79		120	—

18.60	4.64	21	1.04	(h)	1.37	1.30	(h)	83	95

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
Income Builder Fund
Class A
Year Ended October 31, 2017	$9.95	$0.41	(e)	$0.67	$1.08		$(0.41)	$—	$—	$(0.41)
Year Ended October 31, 2016	9.96	0.42	(e)	(0.01)	0.41		(0.42)	—	—	(0.42)
Year Ended October 31, 2015	10.41	0.41	(e)	(0.41)	—	(f)	(0.41)	(0.02)	(0.02)	(0.45)
Year Ended October 31, 2014	10.32	0.47		0.09	0.56		(0.47)	—	—	(0.47)
Year Ended October 31, 2013	9.70	0.45		0.64	1.09		(0.47)	—	—	(0.47)

Class C
Year Ended October 31, 2017	9.92	0.36	(e)	0.67	1.03		(0.36)	—	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(e)	(0.01)	0.36		(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(e)	(0.40)	(0.05)		(0.36)	(0.02)	(0.02)	(0.40)
Year Ended October 31, 2014	10.29	0.42		0.10	0.52		(0.43)	—	—	(0.43)
Year Ended October 31, 2013	9.68	0.40		0.63	1.03		(0.42)	—	—	(0.42)

Class I (formerly Select Class)
Year Ended October 31, 2017	9.96	0.43	(e)	0.67	1.10		(0.43)	—	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(e)	(0.01)	0.42		(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(e)	(0.40)	0.02		(0.43)	(0.02)	(0.02)	(0.47)
Year Ended October 31, 2014	10.33	0.49		0.09	0.58		(0.49)	—	—	(0.49)
Year Ended October 31, 2013	9.71	0.46		0.64	1.10		(0.48)	—	—	(0.48)

Class T
June 6, 2017 (g) through October 31, 2017	10.42	0.15	(e)	0.21	0.36		(0.16)	—	—	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.62	11.11%	$3,731,312	0.75%	4.02%	1.08%	52%
9.95	4.23	3,991,877	0.75	4.25	1.10	52
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41

10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41

10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41

10.62	3.48	21	0.75	3.62	1.09	52

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class I*, Class R2, Class R6** and Class T***	Diversified
Income Builder Fund	Class A, Class C, Class I*, Class R6** and Class T***	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Class R6 commenced operations on November 1, 2017.
***	Class T commenced operations on June 6, 2017.

The investment objective of Global Allocation Fund is to seek to maximize long-term total return.

The investment objective of Income Builder Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where

110	J.P. MORGAN FUNDS	OCTOBER 31, 2017

sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at October 31, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,926	$—	$26,926
Austria	—	5,455	—	5,455
Belgium	—	8,629	—	8,629
Brazil	11,093	—	—	11,093
Canada	12,245	—	—	12,245
Chile	1,409	—	—	1,409
China	9,749	14,482	—	24,231
Denmark	—	12,706	—	12,706
Finland	3,115	9,115	—	12,230
France	7,931	86,775	—	94,706
Germany	3,139	79,931	—	83,070
Hong Kong	—	20,708	—	20,708
India	15,425	433	—	15,858
Indonesia	709	4,146	—	4,855
Ireland	2,955	—	—	2,955
Israel	986	—	—	986
Italy	—	21,328	—	21,328
Japan	—	121,318	—	121,318
Luxembourg	—	3,628	—	3,628
Malaysia	—	735	—	735
Mexico	2,042	—	—	2,042
Netherlands	—	41,732	—	41,732
Norway	—	2,050	—	2,050

OCTOBER 31, 2017	J.P. MORGAN FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Peru	$1,613	$—	$—		$1,613
Russia	—	4,108	—		4,108
Singapore	—	5,432	—		5,432
South Africa	3,008	7,043	—		10,051
South Korea	—	7,557	—		7,557
Spain	—	17,229	—		17,229
Sweden	—	8,281	—		8,281
Switzerland	—	72,644	—		72,644
Taiwan	7,507	4,303	—		11,810
Thailand	1,052	1,274	—		2,326
Turkey	—	540	—		540
United Kingdom	565	92,949	—		93,514
United States	549,984	6,421	—	(a)	556,405

Total Common Stocks	634,527	687,878	—	(a)	1,322,405

Preferred Stocks
Bermuda	—	81	—		81
United States	17	—	10		27

Total Preferred Stocks	17	81	10		108

Debt Securities
Asset-Backed Securities
United States	—	5,710	34,178		39,888
Collateralized Mortgage Obligations
United States	—	135,263	1,489		136,752
Commercial Mortgage-Backed Securities
United States	—	3,797	1,024		4,821
Convertible Bonds
United States	—	108	—		108
Corporate Bonds
Argentina	—	1,453	—		1,453
Australia	—	208	—		208
Azerbaijan	—	220	—		220
Bahrain	—	299	—		299
Belgium	—	1,692	—		1,692
Brazil	—	5,192	—		5,192
Canada	—	10,696	—		10,696
Chile	—	939	—		939
China	—	2,712	—		2,712
Colombia	—	883	—		883
Congo, Democratic Republic of the	—	257	—		257
Costa Rica	—	208	—		208
Ecuador	—	193	—		193
Finland	—	316	—		316
France	—	8,012	—		8,012
Germany	—	5,632	—		5,632
Greece	—	747	—		747
Guatemala	—	327	—		327
Hong Kong	—	421	—		421
Hungary	—	220	—		220
India	—	652	—		652
Indonesia	—	2,153	—		2,153
Ireland	—	3,881	—		3,881
Israel	—	1,118	—		1,118
Italy	—	5,422	—		5,422

112	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Jamaica	$—	$198	$—	$198
Japan	—	1,346	—	1,346
Jordan	—	374	—	374
Kazakhstan	—	1,733	—	1,733
Luxembourg	—	9,421	—	9,421
Mauritius	—	482	—	482
Mexico	—	7,680	—	7,680
Morocco	—	226	—	226
Netherlands	—	2,518	—	2,518
New Zealand	—	493	—	493
Nigeria	—	589	—	589
Norway	—	197	—	197
Panama	—	199	—	199
Peru	—	988	—	988
Portugal	—	130	—	130
Qatar	—	1,390	—	1,390
Russia	—	1,373	—	1,373
Singapore	—	304	—	304
South Africa	—	1,196	—	1,196
Spain	—	5,098	—	5,098
Sweden	—	805	—	805
Switzerland	—	495	—	495
Trinidad and Tobago	—	158	—	158
Tunisia	—	497	—	497
Turkey	—	1,603	—	1,603
Ukraine	—	213	—	213
United Arab Emirates	—	2,073	—	2,073
United Kingdom	—	10,219	—	10,219
United States	—	184,275	596	184,871
Venezuela, Bolivarian Republic of	—	671	—	671

Total Corporate Bonds	—	290,797	596	291,393

Loan Assignments
Canada	—	218	—	218
United States	—	6,270	—	6,270

Total Loan Assignments	—	6,488	—	6,488

Foreign Government Securities	—	259,170	698	259,868
Mortgage-Backed Security	—	8,199	—	8,199
Supranational	—	273	—	273
U.S. Treasury Obligations	—	50,745	—	50,745
Options Purchased
Call Options Purchased	14,098	10,977	—	25,075
Put Options Purchased	162	39	—	201

Total Options Purchased	14,260	11,016	—	25,276

Rights
United States	—	—	18	18
Short-Term Investments
Foreign Government Treasury Bills	—	9,423	—	9,423
Investment Company	240,842	—	—	240,842

Total Short-Term Investments	240,842	9,423	—	250,265

Total Investments in Securities	$889,646	$1,468,948	$38,013	$2,396,607

OCTOBER 31, 2017	J.P. MORGAN FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Liabilities
Common Stocks
United States	$(26,018)	$—	$—	$(26,018)

Total Liabilities in Securities Sold Short	(26,018)	—	—	(26,018)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$14,168	$—	$14,168
Futures Contracts	1,391	618	—	2,009
Swaps	43	160	—	203

Total Appreciation in Other Financial Instruments	$1,434	$14,946	$—	$16,380

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,770)	$—	$(3,770)
Futures Contracts	(6,743)	(8,012)	—	(14,755)
Options Written
Put Options	(64)	(30)	—	(94)
Swaps	—	(87)	—	(87)

Total Depreciation in Other Financial Instruments	$(6,807)	$(11,899)	$—	$(18,706)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$63,633	$—	$63,633
Belgium	4,024	10,830	—	14,854
Brazil	79,536	—	—	79,536
Canada	43,783	—	—	43,783
Chile	24,176	—	—	24,176
China	14,075	164,437	—	178,512
Czech Republic	36,547	—	—	36,547
Denmark	—	61,721	—	61,721
Finland	—	102,714	—	102,714
France	16,989	293,004	—	309,993
Germany	8,399	224,904	—	233,303
Hong Kong	12,367	58,165	—	70,532
Hungary	—	23,366	—	23,366
India	19,624	35,216	—	54,840
Indonesia	—	19,266	—	19,266
Ireland	5,261	—	—	5,261
Italy	13,852	68,288	—	82,140
Japan	8,986	117,323	—	126,309
Mexico	42,718	—	—	42,718
Netherlands	35,624	137,891	—	173,515
New Zealand	—	—	1,230	1,230
Norway	—	31,529	—	31,529
Portugal	—	9,797	—	9,797
Russia	33,885	47,519	—	81,404
Singapore	—	35,702	—	35,702
South Africa	16,572	67,738	—	84,310
South Korea	31,089	35,662	—	66,751
Spain	—	153,601	—	153,601
Sweden	—	73,913	—	73,913
Switzerland	—	204,386	—	204,386
Taiwan	53,111	117,273	—	170,384

114	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Thailand	$24,039	$14,267	$—		$38,306
Turkey	—	19,913	—		19,913
United Arab Emirates	12,056	—	—		12,056
United Kingdom	61,782	572,349	—		634,131
United States	2,216,661	20	—	(b)	2,216,681

Total Common Stocks	2,815,156	2,764,427	1,230		5,580,813

Convertible Preferred Stocks
China	—	7,331	—		7,331
Israel	1,053	—	—		1,053
United States	75,022	4,807	—		79,829

Total Convertible Preferred Stocks	76,075	12,138	—		88,213

Preferred Stocks
Bermuda	—	3,197	—		3,197
United States	97,550	—	3,235		100,785

Total Preferred Stocks	97,550	3,197	3,235		103,982

Debt Securities
Asset-Backed Securities
United States	—	76,862	504,465		581,327
Collateralized Mortgage Obligations
Collateralized Mortgage Obligations
United States	—	408,627	3,346		411,973
Commercial Mortgage-Backed Securities
United States	—	47,089	43,653		90,742
Convertible Bonds
Cyprus	—	3,251	—		3,251
France	—	709	—		709
Germany	—	7,239	—		7,239
Hong Kong	—	7,904	—		7,904
Japan	—	1,285	—		1,285
Malaysia	—	2,527	—		2,527
Mexico	—	3,857	—		3,857
Monaco	—	3,823	—		3,823
Netherlands	—	1,303	—		1,303
Russia	—	1,364	—		1,364
Singapore	—	9,305	—		9,305
South Africa	—	9,541	—		9,541
Spain	—	2,096	—		2,096
Taiwan	—	2,569	—		2,569
United Arab Emirates	—	13,012	—		13,012
United Kingdom	—	9,912	—		9,912
United States	—	91,638	—	(a)	91,638

Total Convertible Bonds	—	171,335	—	(a)	171,335

Corporate Bonds
Argentina	—	7,764	—		7,764
Australia	—	24,570	—		24,570
Azerbaijan	—	3,792	—		3,792
Belgium	—	7,424	—		7,424
Brazil	—	38,605	—		38,605
Canada	—	208,269	—	(a)	208,269
Chile	—	4,671	—		4,671
Colombia	—	7,159	—		7,159
Croatia	—	1,482	—		1,482
Finland	—	2,613	—		2,613
France	—	65,751	—		65,751
Germany	—	17,225	—		17,225

OCTOBER 31, 2017	J.P. MORGAN FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Guatemala	$—	$5,519	$—		$5,519
Hungary	—	5,068	—		5,068
India	—	7,630	—		7,630
Indonesia	—	24,962	—		24,962
Ireland	—	29,382	—		29,382
Israel	—	12,004	—		12,004
Italy	—	31,200	—		31,200
Jamaica	—	1,978	—		1,978
Japan	—	2,116	—		2,116
Kazakhstan	—	13,823	—		13,823
Luxembourg	—	98,852	—		98,852
Malaysia	—	1,338	—		1,338
Mexico	—	69,715	—		69,715
Morocco	—	4,673	—		4,673
Netherlands	—	34,174	—		34,174
New Zealand	—	15,959	—		15,959
Nigeria	—	816	—		816
Peru	—	13,238	—		13,238
Qatar	—	5,219	—		5,219
Russia	—	17,974	—		17,974
South Korea	—	3,672	—		3,672
Spain	—	22,499	—		22,499
Sweden	—	15,584	—		15,584
Switzerland	—	33,753	—		33,753
Trinidad and Tobago	—	385	—		385
Turkey	—	10,747	—		10,747
United Arab Emirates	—	7,422	—		7,422
United Kingdom	—	123,456	—		123,456
United States	—	3,840,766	6,749		3,847,515

Total Corporate Bonds	—	4,843,249	6,749		4,849,998

Loan Assignments
United States	—	63,034	—	(b)	63,034
Foreign Government Securities	—	413,235	—		413,235
U.S. Treasury Obligations	—	35,335	—		35,335
Rights
Spain	128	—	—		128
United States	—	—	447		447

Total Rights	128	—	447		575

Warrants
United States	9	2	—	(b)	11

Short-Term Investments
Investment Company	239,514	—	—		239,514
Time Deposit	—	18,800	—		18,800

Total Short-Term Investments	239,514	18,800	—		258,314

Total Investments in Securities	$3,228,432	$8,857,330	$563,125		$12,648,887

Appreciation in Other Financial Instruments
Futures Contracts	$15,959	$123	$—		$16,082

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(15)	$—		$(15)

(a)	Value is zero.
(b)	Amount rounds to less than 500.

116	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

For Global Allocation Fund, there were no significant transfers among any levels during the year ended October 31, 2017.

For Income Builder Fund, transfers from level 2 to level 1 in the amount of approximately $115,423,000 are due to the non-application of the fair value factors to certain securities during the year ended October 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

JPMorgan Global Allocation Fund	Balance as of October 31, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2017
Asset-Backed Securities — United States	$30,046		$234	$1,010	$116		$10,021	$(14,425)	$7,176	$—	$34,178
Collateralized Mortgage Obligations — United States	—		—	59	7		1,098	(252)	577	—	1,489
Commercial Mortgage-Backed Security — United States	—		—	59	—	(a)	1	—	964	—	1,024
Common Stocks — United States	42		—	—	—		—	—	—	(42)	—	(a)
Corporate Bonds — Bahamas	50		(142)	166	—		—	(74)	—	—	—
Corporate Bonds — United States	278		(11)	50	6		233	(78)	239	(121)	596
Foreign Government Securities	—		—	17	—		681	—	—	—	698
Preferred Stocks — Ireland	67		—	—	—		—	—	—	(67)	—
Preferred Stocks — United States	—		—	—	—		10	—	—	—	10
Rights — United States	—		—	18	—		—	—	—	—	18

Total	$30,483		$81	$1,379	$129		$12,044	$(14,829)	$8,956	$(230)	$38,013

JPMorgan Income Builder Fund	Balance as of October 31, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2017
Investments in Securities
Asset-Backed Securities	$382,859		$107	$12,707	$1,740		$186,783	$(160,142)	$82,861	$(2,450)	$504,465
Collateralized Mortgage Obligations	3,134		73	26	50		1,807	(1,744)	—	—	3,346
Commercial Mortgage-Backed Securities	59,561		—	(769)	(1)		4,758	(25,060)	6,655	(1,491)	43,653
Common Stocks — New Zealand	—		—	453	—		777	—	—	—	1,230
Common Stocks — United States	963		(92)	19	—		—	—	—	(890)	—	(b)
Convertible Bond — United States	10		—	(12)	—		2	—	—	—	—
Corporate Bonds — Bahamas	969		(3,363)	3,825	—		—	(1,431)	—	—	—
Corporate Bonds — Canada	—	(a)	—	—	—		—	—	—	—	—	(a)
Corporate Bonds — United States	30,254		5,735	1,417	46		2,044	(32,233)	2,813	(3,327)	6,749
Foreign Government Security	558		(246)	193	—		—	(505)	—	—	—
Loan Assignment — United States	—	(b)	—	—	—	(b)	—	—	—	—	—	(b)
Preferred Stocks — Bermuda	2,655		—	—	—		—	—	—	(2,655)	—
Preferred Stocks — United States	—	(a)	157	2,241	—		1,233	(396)	—	—	3,235
Rights — United States	—		—	447	—		—	—	—	—	447
Warrants — United States	—	(a)	—	—	—		—	—	—	—	—	(a)

Total	$480,963		$2,371	$20,547	$1,835		$197,404	$(221,511)	$92,329	$(10,813)	$563,125

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than 500.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

For Income Builder Fund, transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended October 31, 2017.

For Income Builder Fund, there were no significant transfers among any other levels during the year ended October 31, 2017.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2017, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$1,335
Income Builder Fund	14,846

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$34,177		Discounted Cash Flow	Constant Prepayment Rate	1.00% - 20.00% (8.17%)
				Constant Default Rate	0.00% - 10.00% (3.51%)
				Yield (Discount Rate of Cash Flows)	2.49% - 7.66% (4.01%)

Asset-Backed Securities	34,177

	1,024		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(1.73%) ((1.73%))

Commercial Mortgage Backed Securities	1,024

	1,489		Discounted Cash Flow	Constant Prepayment Rate	1.00% - 14.90% (10.15%)
				Constant Default Rate	2.46% - 2.80% (2.65%)
				Yield (Discount Rate of Cash Flows)	5.34% - 5.50% (5.45%)

Collateralized Mortgage Obligation	1,489

	591		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.60% - 15.59% (8.87%)
	—	(a)	Pending Distribution	Discount for Potential Outcome	100.00% (100.00%)

Corporate Bonds	591

	10		Market Comparable Companies	EBITDA Multiple (b)	6.4x (6.4x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stock	10

	—	(c)	Market Comparable Companies	EBITDA Multiple (b)	6.4x (6.4x)
				Liquidity Discount	30.00% (30.00%)

Common Stock	—	(c)

	2		Pending Distribution	Expected Distribution Amount	$0.05 ($0.05)

Rights	2

Total	$37,293

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2017, the value of these investments was approximately $720,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.
(a)	Value is zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

118	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Market Comparable Companies	EBITDA Multiple (b)	6.4x (6.4x)
				Liquidity Discount	30.00% (30.00%)

Common Stock	—

	218		Market Comparable Companies	EBITDA Multiple (b)	6.4x (6.4x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stock	218

	—	(c)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Convertible Bond	—	(c)

	6,213		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.60% - 15.59% (9.37%)
	—	(c)	Pending Distribution	Discount for potential outcome (d)	100.00% (100.00%)

Corporate Bond	6,213

	500,197		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (9.50%)
				Constant Default Rate	0.00% - 11.25% (3.11%)
				Yield (Discount Rate of Cash Flows)	1.67% - 12.48% (3.57%)

Asset-Backed Securities	500,197

	1,541		Discounted Cash Flow	Constant Prepayment Rate	15.00% - 19.43% (16.39%)
				Constant Default Rate	2.09% - 8.84% (4.44%)
				Yield (Discount Rate of Cash Flows)	(44.74%) - 7.25% (-4.30%)

Collateralized Mortgage Obligations	1,541

	43,653		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(46.54%) - 199.00% (16.08%)

Commercial Mortgage-Backed Securities	43,653

	—		Intrinsic Value	Expected Recovery	0.00% (0.00%)

Warrants	—

	—	(c)	Pending Distribution	Projected Losses	100.00% (100.00%)

Loan Assignments	—	(c)

Total	$551,822

#	The table above does not include level 3 investments that are valued by brokers and pricing services. At October 31, 2017, the value of these investments was approximately $11,303,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.
(a)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Value is zero.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

As of October 31, 2017, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by JPMIM or their affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds (amounts in thousands):

		For the year ended October 31, 2017
Affiliate	Value at October 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at October 31, 2017	Value at October 31, 2017
Global Allocation Fund
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$85,580	$7,780	$92,252	$(1,522)	$2,327	—	$—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	58,351	1,773,351	1,590,861	—	984	240,842	240,842

	$143,931			$(1,522)	$3,311		$240,842

		For the year ended October 31, 2017
Affiliate	Value at October 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at October 31, 2017	Value at October 31, 2017
Income Builder Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	$267,810	$2,806,181	$2,834,477	$—	$1,271	239,514	$239,514

D. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, the fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets

120	J.P. MORGAN FUNDS	OCTOBER 31, 2017

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The value of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions, including interest rate swaps, credit default swaps and total return basket swaps, to manage interest rate (e.g., duration, yield curve), credit risks and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Global Allocation Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Global Allocation Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments

122	J.P. MORGAN FUNDS	OCTOBER 31, 2017

based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within the swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swap on the Statements of Operations.

Swaps involve additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swap consists of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of the swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statements of Operations.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps	OTC Swaps	Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$—	$25,237	$1,555	$—	$26,792
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	37	270	—	454	—	761
Foreign exchange contracts	Receivables	—	—	39	—	14,168	14,207
Credit contracts	Receivables	—	254	—	—	—	254

Total		$37	$524	$25,276	$2,009	$14,168	$42,014

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$(64)	$(8,077)	$—	$(8,141)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(37)	—	—	(9)	—	(46)
Foreign exchange contracts	Payables	—	—	(30)	(6,669)	(3,770)	(10,469)

Total		$(37)	$—	$(94)	$(14,755)	$(3,770)	$(18,656)

(a)	The market value of options purchased is reported as an investment in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2017 (amounts in thousands):

Global Allocation Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due To Counterparty (Not less than zero)
Australia & New Zealand Banking Group Limited	$2,354	$(1,548)	$—	$806
Bank of America, NA	270	—	—	270
Barclays Bank plc	6,523	—	—	6,523
Citibank, NA	766	(455)	—	311
Citigroup Global Markets Holdings, Inc.	2	—	—	2
Credit Suisse International	36	(10)	—	26
Deutsche Bank AG	14	—	—	14
Goldman Sachs International	896	(511)	—	385
HSBC Bank, N.A.	1	—	—	1
Morgan Stanley	5	—	—	5
National Australia Bank Ltd.	3	(3)	—	—
Royal Bank of Canada	195	(47)	—	148
Standard Chartered Bank	1	—	—	1
State Street Corp.	1,225	(159)	—	1,066
TD Bank Financial Group	2,381	(17)	—	2,364
Union Bank of Switzerland AG	20	(9)	—	11

	$14,692	$(2,759)	$—	$11,933

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia & New Zealand Banking Group Limited	$1,548	$(1,548)	$—	$—
BNP Paribas	4	—	—	4
Citibank, NA	455	(455)	—	—
Credit Suisse International	10	(10)	—	—
Goldman Sachs International	511	(511)	—	—
Merrill Lynch International	7	—	—	7
National Australia Bank Ltd.	932	(3)	—	929
Royal Bank of Canada	47	(47)	—	—
Societe Generale	69	—	—	69
State Street Corp.	159	(159)	—	—
TD Bank Financial Group	17	(17)	—	—
Union Bank of Switzerland AG	9	(9)	—	—
Westpac Banking Corp.	2	—	—	2

	$3,770	$(2,759)	$—	$1,011

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

124	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Income Builder Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$123
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	7,650
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	8,309

Total		$16,082

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(15)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2017, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$17,882	$3,511	$—	$427	$21,820
Foreign exchange contracts	—	8,290	(12,633)	—	(4,343)
Interest rate contracts	—	(1,763)	—	(32)	(1,795)
Credit contracts	—	—	—	(18)	(18)

Total	$17,882	$10,038	$(12,633)	$377	$15,664

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$14,824	$(2,553)	$—	$—	$12,271
Foreign exchange contracts	(2)	(6,669)	5,412	—	(1,259)
Interest rate contracts	—	639	—	166	805
Credit contracts	—	—	—	(50)	(50)

Total	$14,822	$(8,583)	$5,412	$116	$11,767

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(579)	$—	$(579)
Foreign exchange contracts	(12,220)	(131)	(12,351)
Interest rate contracts	9,344	—	9,344

Total	$(3,455)	$(131)	$(3,586)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$123
Foreign exchange contracts	(24,567)
Interest rate contracts	1,196

Total	$(23,248)

OCTOBER 31, 2017	J.P. MORGAN FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2017. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands):

	Global Allocation Fund		Income Builder Fund
Futures Contracts:
Equity
Average Notional Balance Short	$111,318		$7,820
Ending Notional Balance Short	112,789		—
Ending Notional Balance Long	40,869		16,229
Ending Notional Balance Short	266,048		—
Foreign Exchange
Average Notional Balance Long	106,025	(a)	—
Average Notional Balance Short	63,911	(b)	635,378
Ending Notional Balance Long	165,020		—
Ending Notional Balance Short	—		647,800
Interest Rate
Average Notional Balance Long	16,422		—
Average Notional Balance Short	77,261		1,153,461
Ending Notional Balance Long	23,149		—
Ending Notional Balance Short	25,106		891,208
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	63,434		—
Average Settlement Value Sold	320,223		—
Ending Settlement Value Purchased	149,235		—
Ending Settlement Value Sold	500,174		—
Exchange-Traded Options:
Average Number of Contracts Purchased	31,753		—
Average Number of Contracts Written	75	(c)	—
Ending Number of Contracts Purchased	55,662		—
Ending Number of Contracts Written	75		—
Swaptions & OTC Options:
Average Notional Balance Purchased	7,340	(d)	—
Average Notional Balance Written	4,239	(c)	—
Ending Notional Balance Purchased	10,440		—
Ending Notional Balance Written	4,239		—
Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed rate	2,983	(d)	—
Average Notional Balance — Receives Fixed rate	5,685	(c)	—
Ending Notional Balance — Pays Fixed Rate	2,270		—
Ending Notional Balance — Receives Fixed Rate	5,685		—
Credit Default Swaps:
Average Notional Balance — Buy Protection	6,350	(d)	—
Ending Notional Balance — Buy Protection	8,700		—
Total Return Basket Swap:
Average Notional Balance Long	16,194	(e)	—
Ending Notional Balance Long	24,130		—

(a)	For the period March 1, 2017 through October 31, 2017.
(b)	For the period December 1, 2016 through January 31, 2017.
(c)	For the period October 1, 2017 through October 31, 2017.
(d)	For the period September 1, 2017 through October 31, 2017.
(e)	For the period April 1, 2017 through October 31, 2017.

The Funds may be required to post or receive collateral based on the net value of the Funds’ non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold

126	J.P. MORGAN FUNDS	OCTOBER 31, 2017

amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by the Funds is reported on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A., an affiliate of the Fund.

F. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2017, the Fund had outstanding short sales as listed on the SOI.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend. The Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statements of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2		Class T		Total
Global Allocation Fund
Transfer agency fees	$19	$24	$19	$1		$—	(a)	$63
Sub-transfer agency fees	78	97	149	—	(a)	—		324
Income Builder Fund
Transfer agency fees	141	173	71	—		—	(a)	385
Sub-transfer agency fees	689	1,151	801	—		—		2,641

(a)	Amount rounds to less than 500.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. Income Builder Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax on the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$—	$(11,546)	$11,546
Income Builder Fund	(11,461)	4,925	6,536

The reclassifications for the Funds relate primarily to return of capital distributions, foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

128	J.P. MORGAN FUNDS	OCTOBER 31, 2017

B. Administration Fee —Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class T Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class T
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	0.25

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$144	$1
Income Builder Fund	933	10

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class T
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Income Builder Fund	0.25	0.25	0.25	n/a	0.25

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Allocation Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class T
Global Allocation Fund	1.03%	1.53%	0.78%	1.28%	1.03%
Income Builder Fund	0.75	1.25	0.60	n/a	0.75

OCTOBER 31, 2017	J.P. MORGAN FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The expense limitation agreements were in effect for the year ended October 31, 2017 and are in place until at least February 28, 2018. Effective March 1, 2018, the contractual expense limitation will increase from 1.28% to 1.40% for Class R2 Shares of the Global Allocation Fund and will be in place until at least February 28, 2019.

For the year ended October 31, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Global Allocation Fund	$2,407	$1,370	$111	$3,888
Income Builder Fund	18,662	10,054	8,445	37,161

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2017 was as follows (amounts in thousands):

Global Allocation Fund	$244
Income Builder Fund	379

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Global Allocation Fund	$—	(a)
Income Builder Fund	6

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$1,810,353	$1,254,241	$50,732	$26,444	$182,617	$156,392
Income Builder Fund	6,239,117	6,433,517	35,328	38,600	—	—

130	J.P. MORGAN FUNDS	OCTOBER 31, 2017

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$2,174,364	$242,107	$47,916	$194,191
Income Builder Fund	11,558,348	1,275,785	169,179	1,106,606

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in perpetual bonds, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options and investments in PFICs.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$30,006	$—	$30,006
Income Builder Fund	476,596	—	476,596

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$25,242	$1,201	$26,443
Income Builder Fund	486,808	—	486,808

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$27,668	$23,613	$181,210
Income Builder Fund	849	(328,563)	1,106,585

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of options, straddle loss deferrals, investments in perpetual bonds and investments in PFICs.

As of October 31, 2017, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Income Builder Fund	$322,530	$6,033

During the year ended October 31, 2017, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Global Allocation Fund	$19,917
Income Builder Fund	115,000

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

OCTOBER 31, 2017	J.P. MORGAN FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other affiliated trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of October 31, 2017, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—%	5	26.4%
Income Builder Fund	2	13.8	5	26.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

132	J.P. MORGAN FUNDS	OCTOBER 31, 2017

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to Funds’ financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	133

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Global Allocation Fund and JPMorgan Income Builder Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Allocation and JPMorgan Income Builder Fund (each a separate series of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

134	J.P. MORGAN FUNDS	OCTOBER 31, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

OCTOBER 31, 2017	J.P. MORGAN FUNDS	135

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

136	J.P. MORGAN FUNDS	OCTOBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	137

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,074.10	$5.44	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,071.40	8.04	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I (formerly Select Class)
Actual	1,000.00	1,075.70	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R2
Actual	1,000.00	1,072.50	6.74	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class T
Actual	1,000.00	1,046.40	4.29	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

Income Builder Fund
Class A
Actual*	1,000.00	1,053.90	3.88	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class C
Actual*	1,000.00	1,050.40	6.46	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class I (formerly Select Class)
Actual*	1,000.00	1,053.60	3.11	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class T
Actual**	1,000.00	1,034.80	3.07	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 147/365 (to reflect the actual period). Commencement of operations was June 6, 2017.

138	J.P. MORGAN FUNDS	OCTOBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds in which the Funds may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory
Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to each Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to each Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and

OCTOBER 31, 2017	J.P. MORGAN FUNDS	139

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser and JPMIM, earn fees from each Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function

140	J.P. MORGAN FUNDS	OCTOBER 31, 2017

are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for each Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s performance for Class A shares was in the fifth, fourth and fourth quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and first quintiles based upon the Peer Group, and in the fourth, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the Income Builder Fund’s performance for Class A shares was in the second, third, and third quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2016. The Trustees noted that performance for Class I shares was in the second, first and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2016, respectively, and in the second quintile based upon the

Universe, for each of the one-, three-, and five-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Allocation Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory, in light of the services provided to the Fund, and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

The Trustees noted that the Income Builder Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that actual total expenses for Class I shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory, in light of the services provided to the Fund, and that

OCTOBER 31, 2017	J.P. MORGAN FUNDS	141

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund may invest.

142	J.P. MORGAN FUNDS	OCTOBER 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2017:

Dividend Received Deduction
Global Allocation Fund	17.64%
Income Builder Fund	17.81

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017 (amounts in thousands):

Qualified Dividend Income
Global Allocation Fund	$22,683
Income Builder Fund	209,175

OCTOBER 31, 2017	J.P. MORGAN FUNDS	143

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017	AN-IB-GAL-1017

Annual Report

J.P. Morgan Funds

October 31, 2017

JPMorgan Emerging Markets Strategic Debt Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	5.40%
J.P. Morgan Emerging Markets Bond Index Global Diversified	6.32%
JPMorgan Emerging Markets Strategic Debt Composite Benchmark	5.94%

Net Assets as of 10/31/2017 (In Thousands)	$661,013
Duration as of 10/31/2017	6.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

INVESTMENT STRATEGY

The Fund invests primarily in emerging markets corporate and sovereign debt securities denominated in U.S., developed or emerging market currencies. The Fund bases security selection on a combination of macroeconomic research and bottom-up fundamental country analysis and uses futures contracts, options, derivatives and currency options to manage the portfolio’s duration and foreign exchange volatility.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class I Shares) had a positive performance but underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) for the twelve months ended October 31, 2017.

Relative to the Index, the Fund’s overweight allocation to the U.S. was a leading detractor from performance as yields on U.S. Treasury bonds remained relatively low during the reporting period. Additionally, the Fund’s U.S. position included a hedge against rising interest rates via credit default swaps, which hurt relative performance as interest rates remained relatively low during the reporting period. The Fund’s overweight allocations to Russia, Turkey and the United Arab Emirates also detracted from relative performance as the economies in those countries underperformed other emerging market economies.

The Fund’s allocation to Latin America, particularly Argentina, Brazil and Mexico, was a leading contributor to absolute performance during the reporting period. Economic fundamentals improved in Argentina as the country experienced accelerating growth and declining inflation during the reporting period. Brazil’s economy stabilized during the reporting period and Brazilian financial assets appreciated substantially amid investor expectations for economic reforms and monetary easing. The Fund’s exposure to interest rates and the peso in Mexico also contributed to absolute performance as investor concerns about potential protectionist U.S. trade policies receded. Additionally, the Fund’s allocation to Indonesia, which benefited from positive economic fundamentals, also contributed to absolute performance.

The Fund’s allocation to the U.S. was the largest detractor from absolute performance. The Fund’s allocation to Venezuela also detracted from absolute performance, as protracted economic and social conflict within the country increased the probability of a disorderly debt restructuring. The Fund’s allocation to bonds in Malaysia and the Philippines also detracted from absolute performance as low bond yields failed to attract investors.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund’s foreign exchange positions were overweight in the currencies of Indonesia, Russia and South Africa and underweight in the currencies of the U.S., Chile and the European Union. In terms of sovereign debt, the Fund was overweight at the end of the reporting period in Argentina, Belarus and Ukraine and was underweight in the Philippines, Malaysia and Poland.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	67.2%
Corporate Bonds	28.8
Options Purchased	0.0	(a)
Short-Term Investment	4.0

PORTFOLIO COMPOSITION BY COUNTRY***
Argentina	6.2%
Indonesia	5.8
Mexico	5.4
Russia	5.2
Ukraine	5.0
Lebanon	4.7
Turkey	4.3
Brazil	3.9
Dominican Republic	3.1
South Africa	3.1
Ecuador	2.8
Colombia	2.7
Belarus	2.6
Sri Lanka	2.1
China	1.9
Jordan	1.7
Kazakhstan	1.7
Oman	1.5
Peru	1.5
Romania	1.4
Hungary	1.4
Pakistan	1.3
Egypt	1.3
Uruguay	1.2
El Salvador	1.2
Gabon	1.2
Qatar	1.2
Jamaica	1.1
United Arab Emirates	1.1
Croatia	1.0
Costa Rica	1.0
Ivory Coast	1.0
Panama	1.0
Others (each less than 1.0%)	14.4
Short-Term Investment	4.0

(a)	Amount rounds to less than 0.05%.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge*		1.25%	(3.92)%	(3.10)%
Without Sales Charge		5.21	(3.18)	(2.41)
CLASS C SHARES	June 29, 2012
With CDSC**		3.56	(3.66)	(2.90)
Without CDSC		4.56	(3.66)	(2.90)
CLASS I SHARES	June 29, 2012	5.40	(2.95)	(2.17)
CLASS R2 SHARES	June 29, 2012	4.83	(3.44)	(2.66)
CLASS R5 SHARES	June 29, 2012	5.56	(2.75)	(1.98)
CLASS R6 SHARES	June 29, 2012	5.73	(2.69)	(1.91)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the Emerging Markets Strategic Debt Composite Benchmark from June 29, 2012 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Emerging Markets Strategic Debt Composite Benchmark does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2017

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 28.7%
	Argentina — 1.2%
	Pampa Energia SA,
270	7.50%, 01/24/2027 (e)	294
620	Reg. S, 7.38%, 07/21/2023	678
600	Reg. S, 7.50%, 01/24/2027	654
	YPF SA,
540	6.95%, 07/21/2027 (e)	577
3,000	Reg. S, 8.50%, 03/23/2021	3,394
2,050	Reg. S, 8.75%, 04/04/2024	2,375

		7,972

	Azerbaijan — 0.2%
1,300	State Oil Co. of the Azerbaijan Republic, Reg. S, 6.95%, 03/18/2030	1,430

	Bahrain — 0.3%
1,650	Batelco International Finance No. 1 Ltd., Reg. S, 4.25%, 05/01/2020	1,643

	Brazil — 3.0%
	Banco do Brasil SA,
660	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 6.36%), 9.00%, 06/18/2024 (x) (y) (aa)	724
200	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 7.33%), 9.25%, 04/15/2023 (x) (y) (aa)	226
1,800	Caixa Economica Federal,
	Reg. S, 4.50%, 10/03/2018	1,830
1,520	JSL Europe SA, 7.75%, 07/26/2024 (e)	1,616
660	Minerva Luxembourg SA, Reg. S, 6.50%, 09/20/2026	690
	Petrobras Global Finance BV,
3,255	6.00%, 01/27/2028 (e)	3,309
800	6.13%, 01/17/2022	865
3,550	6.85%, 06/05/2115	3,371
1,210	7.38%, 01/17/2027	1,340
3,668	8.38%, 05/23/2021	4,223
220	8.75%, 05/23/2026	266
560	Suzano Austria GmbH, 7.00%, 03/16/2047 (e)	625
750	Votorantim Cimentos SA,
	Reg. S, 7.25%, 04/05/2041	801

		19,886

	Chile — 0.8%
232	AES Gener SA, Reg. S, 5.25%, 08/15/2021	246
1,500	Corp. Nacional del Cobre de Chile,
	Reg. S, 4.50%, 09/16/2025	1,614

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chile — continued
1,110	Empresa Electrica Angamos SA, Reg. S, 4.88%, 05/25/2029	1,114
400	Empresa Nacional del Petroleo, Reg. S, 3.75%, 08/05/2026	398
970	Geopark Ltd., 6.50%, 09/21/2024 (e)	993
660	VTR Finance BV, Reg. S, 6.88%, 01/15/2024	697

		5,062

	China — 1.9%
440	Baoxin Auto Finance I Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 12.62%), 8.75%, 12/15/2019 (x) (y) (aa)	469
270	Bluestar Finance Holdings Ltd., Reg. S, 3.13%, 09/30/2019	271
470	CCCI Treasure Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.19%), 3.50%, 04/21/2020 (x) (y) (aa)	475
580	Fortune Star BVI Ltd., Reg. S, 5.25%, 03/23/2022	581
200	GOME Electrical Appliances Holding Ltd., Reg. S, 5.00%, 03/10/2020	203
200	Guangxi Communications Investment Group Co. Ltd., Reg. S, 3.00%, 11/04/2019	198
200	Huarong Finance II Co. Ltd., Reg. S, 2.75%, 06/03/2019	199
760	Keen Idea Global Ltd., Reg. S, 4.38%, 03/08/2020	764
2,660	Logan Property Holdings Co. Ltd., Reg. S, 5.25%, 02/23/2023	2,607
280	Moon Wise Global Ltd., Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 12.37%), 9.00%, 01/28/2019 (x) (y) (aa)	296
1,270	Rock International Investment, Inc.,
	Reg. S, 6.63%, 03/27/2020	1,235
750	Sinochem Overseas Capital Co. Ltd.,
	Reg. S, 4.50%, 11/12/2020	793
800	Sinopec Group Overseas Development 2015 Ltd., Reg. S, 4.10%, 04/28/2045	816
1,000	Three Gorges Finance I Cayman Islands Ltd., Reg. S, 3.70%, 06/10/2025	1,035
200	Tianjin Infrastructure Construction & Investment Group Co. Ltd., Reg. S, 2.75%, 06/15/2019	199
450	Times Property Holdings Ltd., Reg. S, 6.25%, 01/23/2020	463

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	China — continued
900	Top Wise Excellence Enterprise Co. Ltd., Reg. S, 6.00%, 03/16/2020	925
640	Vanke Real Estate Hong Kong Co. Ltd., Reg. S, 3.95%, 12/23/2019	655
270	Wealth Driven Ltd., Reg. S, 5.50%, 08/17/2023	272

		12,456

	Colombia — 1.1%
910	Banco GNB Sudameris SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.56%), 6.50%, 04/03/2027 (e) (aa)	942
2,550	Bancolombia SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027 (aa)	2,546
	Ecopetrol SA,
2,340	5.38%, 06/26/2026	2,500
1,300	5.88%, 09/18/2023	1,466

		7,454

	Congo, Democratic Republic of the — 0.2%
	HTA Group Ltd.,
309	9.13%, 03/08/2022 (e)	331
1,080	Reg. S, 9.13%, 03/08/2022	1,157

		1,488

	Costa Rica — 0.1%
500	Republic of Costa Rica, Reg. S, 5.88%, 04/25/2021	520

	Ecuador — 0.0% (g)
310	Petroamazonas EP, 4.63%, 02/16/2020 (e)	299

	Guatemala — 0.2%
	Central American Bottling Corp.,
300	5.75%, 01/31/2027 (e)	316
380	Reg. S, 5.75%, 01/31/2027	401
670	Comcel Trust, Reg. S, 6.88%, 02/06/2024	706

		1,423

	Hong Kong — 0.4%
1,050	Bank of East Asia Ltd. (The), Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%, 05/18/2022 (x) (y) (aa)	1,087
600	King Power Capital Ltd., Reg. S, 5.63%, 11/03/2024	679
1,190	Radiant Access Ltd., Reg. S, 4.60%, 05/18/2020 (x) (y)	1,161

		2,927

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hungary — 0.1%
600	MFB Magyar Fejlesztesi Bank Zrt., Reg. S, 6.25%, 10/21/2020	660

	India — 0.8%
929	Azure Power Energy Ltd., 5.50%, 11/03/2022 (e)	959
1,200	Greenko Dutch BV, 5.25%, 07/24/2024 (e)	1,223
900	IDBI Bank Ltd., Reg. S, 3.75%, 01/25/2019	905
1,480	JSW Steel Ltd., Reg. S, 5.25%, 04/13/2022	1,525
	UPL Corp. Ltd.,
200	3.25%, 10/13/2021 (e)	200
690	Reg. S, 3.25%, 10/13/2021	691

		5,503

	Indonesia — 1.8%
1,610	APL Realty Holdings Pte. Ltd., Reg. S, 5.95%, 06/02/2024	1,640
	Listrindo Capital BV,
200	4.95%, 09/14/2026 (e)	203
410	Reg. S, 4.95%, 09/14/2026	416
	Minejesa Capital BV,
1,711	4.63%, 08/10/2030 (e)	1,746
1,900	5.63%, 08/10/2037 (e)	2,018
	Pertamina Persero PT,
1,500	Reg. S, 6.45%, 05/30/2044	1,810
800	Reg. S, 6.50%, 05/27/2041	966
700	Perusahaan Listrik Negara PT, Reg. S, 4.13%, 05/15/2027	705
	Saka Energi Indonesia PT,
1,155	4.45%, 05/05/2024 (e)	1,174
440	Reg. S, 4.45%, 05/05/2024	448
660	Theta Capital Pte. Ltd., Reg. S, 7.00%, 04/11/2022	684

		11,810

	Ireland — 0.2%
1,230	C&W Senior Financing Designated Activity Co., 6.88%, 09/15/2027 (e)	1,285

	Jamaica — 0.1%
	Digicel Group Ltd.,
580	Reg. S, 7.13%, 04/01/2022	547
200	Reg. S, 8.25%, 09/30/2020	197

		744

	Jordan — 0.4%
2,360	Hikma Pharmaceuticals plc, Reg. S, 4.25%, 04/10/2020	2,384

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Kazakhstan — 1.2%
2,350	Kazakhstan Temir Zholy Finance BV, Reg. S, 6.95%, 07/10/2042	2,632
	KazMunayGas National Co. JSC,
1,100	Reg. S, 3.88%, 04/19/2022	1,114
1,000	Reg. S, 4.75%, 04/19/2027	1,023
450	Reg. S, 6.38%, 04/09/2021	492
1,700	Reg. S, 7.00%, 05/05/2020	1,853
960	Nostrum Oil & Gas Finance BV, 8.00%, 07/25/2022 (e)	997

		8,111

	Kuwait — 0.1%
439	Kuwait Projects Co. SPC Ltd., Reg. S, 4.50%, 02/23/2027	440

	Macau — 0.1%
771	Wynn Macau Ltd., 4.88%, 10/01/2024 (e)	785

	Mauritius — 0.4%
1,628	Liquid Telecommunications Financing plc, 8.50%, 07/13/2022 (e)	1,730
	Neerg Energy Ltd.,
200	6.00%, 02/13/2022 (e)	206
550	Reg. S, 6.00%, 02/13/2022	566

		2,502

	Mexico — 4.8%
	Banco Mercantil del Norte SA,
1,200	(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/04/2031 (e) (aa)	1,219
1,500	(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%, 01/10/2028 (e) (x) (y) (aa)	1,630
910	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/04/2031 (aa)	925
	Banco Nacional de Comercio Exterior SNC,
500	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 08/11/2026 (aa)	497
500	Reg. S, 4.38%, 10/14/2025	517
1,210	Grupo KUO SAB de CV, 5.75%, 07/07/2027 (e)	1,233
	Mexichem SAB de CV,
1,100	5.50%, 01/15/2048 (e)	1,065
1,990	Reg. S, 5.88%, 09/17/2044	2,058
1,480	Mexico City Airport Trust, 5.50%, 07/31/2047 (e)	1,468

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — continued
	Petroleos Mexicanos,
700	4.88%, 01/24/2022	728
149	(ICE LIBOR USD 3 Month + 3.65%), 4.97%, 03/11/2022 (e) (aa)	162
1,150	5.50%, 01/21/2021	1,222
2,180	6.50%, 03/13/2027 (e)	2,378
6,313	6.75%, 09/21/2047 (e)	6,507
1,550	6.88%, 08/04/2026	1,741
500	Reg. S, (ICE LIBOR USD 3 Month + 3.65%), 4.97%, 03/11/2022 (aa)	545
5,500	Reg. S, 5.38%, 03/13/2022	5,835
2,100	Reg. S, 6.50%, 03/13/2027	2,290

		32,020

	Morocco — 0.2%
900	OCP SA, Reg. S, 6.88%, 04/25/2044	1,015

	Nigeria — 0.5%
1,653	Fidelity Bank plc, 10.50%, 10/16/2022 (e)	1,678
1,720	IHS Netherlands Holdco BV,
	Reg. S, 9.50%, 10/27/2021	1,823

		3,501

	Norway — 0.1%
500	DNO ASA, Reg. S, 8.75%, 06/18/2020 (e)	493

	Panama — 0.2%
1,210	Banistmo SA, 3.65%, 09/19/2022 (e)	1,206
330	Global Bank Corp., Reg. S, 4.50%, 10/20/2021	338

		1,544

	Peru — 0.6%
1,000	Fondo MIVIVIENDA SA, Reg. S, 3.50%, 01/31/2023	1,019
	Nexa Resources SA,
260	5.38%, 05/04/2027 (e)	275
400	Reg. S, 5.38%, 05/04/2027	423
	Petroleos del Peru SA,
730	4.75%, 06/19/2032 (e)	747
600	5.63%, 06/19/2047 (e)	631
460	Transportadora de Gas del Peru SA, Reg. S, 4.25%, 04/30/2028	474
460	Union Andina de Cementos SAA,
	Reg. S, 5.88%, 10/30/2021	483

		4,052

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Qatar — 1.2%
	ABQ Finance Ltd.,
2,610	Reg. S, 3.50%, 02/22/2022	2,574
760	Reg. S, 3.63%, 04/13/2021	756
1,650	Ooredoo Tamweel Ltd., Reg. S, 3.04%, 12/03/2018	1,661
2,606	Ras Laffan Liquefied Natural Gas Co. Ltd. II, Reg. S, 5.30%, 09/30/2020	2,697

		7,688

	Russia — 1.1%
1,910	Credit Bank of Moscow, Reg. S, (USD Swap Semi 5 Year + 5.42%), 7.50%, 10/05/2027 (aa)	1,762
1,500	GTLK Europe DAC, Reg. S, 5.13%, 05/31/2024	1,526
836	Metalloinvest Finance DAC, 4.85%, 05/02/2024 (e)	851
400	Sberbank of Russia, Reg. S, 6.13%, 02/07/2022	437
400	Sberbank of Russia Via SB Capital SA, Reg. S, 6.13%, 02/07/2022	438
1,900	Vnesheconombank, Reg. S, 6.03%, 07/05/2022	2,069

		7,083

	Singapore — 0.3%
1,650	DBS Group Holdings Ltd., Reg. S, (USD Swap Semi 5 Year + 2.39%), 3.60%, 09/07/2021 (x) (y) (aa)	1,657

	South Africa — 1.2%
	Eskom Holdings SOC Ltd.,
1,100	Reg. S, 6.75%, 08/06/2023	1,125
800	Reg. S, 7.13%, 02/11/2025	819
2,020	MTN Mauritius Investment Ltd.,
	Reg. S, 6.50%, 10/13/2026	2,187
	Stillwater Mining Co.,
2,596	6.13%, 06/27/2022 (e)	2,635
713	7.13%, 06/27/2025 (e)	732
	Transnet SOC Ltd.,
400	Reg. S, 4.00%, 07/26/2022	390

		7,888

	South Korea — 0.2%
	Woori Bank,
270	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.50%, 09/27/2021 (x) (y) (aa)	269

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	South Korea — continued
860	Reg. S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 05/16/2022 (x) (y) (aa)	873

		1,142

	Sri Lanka — 0.1%
400	National Savings Bank, Reg. S, 8.88%, 09/18/2018	418

	Trinidad and Tobago — 0.3%
1,650	Petroleum Co. of Trinidad & Tobago Ltd.,
	Reg. S, 9.75%, 08/14/2019	1,741

	Tunisia — 0.3%
1,192	Banque Centrale de Tunisie International Bond, Reg. S, 5.75%, 01/30/2025	1,186
1,108	Republic of Banque Centrale de Tunisie, Reg. S, 5.75%, 01/30/2025	1,103

		2,289

	Turkey — 1.3%
3,280	Finansbank A/S, Reg. S, 4.88%, 05/19/2022	3,231
2,420	TC Ziraat Bankasi A/S, 5.13%, 09/29/2023 (e)	2,372
1,570	Turkiye Is Bankasi, 6.13%, 04/25/2024 (e)	1,564
	Turkiye Sise ve Cam Fabrikalari A/S,
1,330	Reg. S, 4.25%, 05/09/2020	1,348

		8,515

	Ukraine — 0.1%
	State Savings Bank of Ukraine,
500	Reg. S, , SUB, 9.38%, 03/10/2023	534
400	Reg. S, , SUB, 9.62%, 03/20/2025	431

		965

	United Arab Emirates — 1.0%
2,751	EA Partners I BV, Reg. S, 6.88%, 09/28/2020	2,132
1,076	EA Partners II BV, Reg. S, 6.75%, 06/01/2021	823
3,850	MAF Global Securities Ltd., Reg. S, (USD Swap Semi 5 Year + 5.70%), 7.13%, 10/29/2018 (x) (y) (aa)	3,970

		6,925

	Venezuela, Bolivarian Republic of — 0.6%
	Petroleos de Venezuela SA,
2,930	Reg. S, 5.38%, 04/12/2027	839
200	Reg. S, 5.50%, 04/12/2037	58
6,670	Reg. S, 6.00%, 11/15/2026	1,834
697	Reg. S, 8.50%, 10/27/2020	576
490	Reg. S, 9.00%, 11/17/2021	215

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Venezuela, Bolivarian Republic of — continued
630	Reg. S, 9.75%, 05/17/2035	227
620	Reg. S, 12.75%, 02/17/2022	280

		4,029

	Total Corporate Bonds (Cost $187,768)	189,749

Foreign Government Securities — 67.2%
	Angola — 0.9%
	Republic of Angola,
2,650	Reg. S, 7.00%, 08/17/2019	2,729
2,800	Reg. S, 9.50%, 11/12/2025	3,045

		5,774

	Argentina — 5.0%
	Provincia de Buenos Aires,
3,639	7.88%, 06/15/2027 (e)	4,021
3,050	Reg. S, 9.95%, 06/09/2021	3,530
	Provincia de Cordoba,
670	7.13%, 08/01/2027 (e)	712
3,600	7.45%, 09/01/2024 (e)	3,951
500	Reg. S, 7.13%, 06/10/2021	539
700	Provincia de Mendoza Argentina, Reg. S, 8.38%, 05/19/2024	777
	Republic of Argentina,
9,516	(Argentina GDP), 0.00%, 0.00%, 12/15/2035 (aa)	1,066
4,500	6.88%, 04/22/2021	4,912
8,204	7.13%, 06/28/2117 (e)	8,409
1,400	7.50%, 04/22/2026	1,582
2,103	8.28%, 12/31/2033	2,452
ARS 1,900	15.50%, 10/17/2026	112
ARS 11,258	18.20%, 10/03/2021	654

		32,717

	Armenia — 0.4%
2,100	Republic of Armenia, Reg. S, 7.15%, 03/26/2025	2,347

	Azerbaijan — 0.1%
700	Republic of Azerbaijan,
	Reg. S, 4.75%, 03/18/2024	719

	Belarus — 2.6%
	Republic of Belarus,
3,730	6.88%, 02/28/2023 (e)	3,963
3,930	7.63%, 06/29/2027 (e)	4,328
8,880	Reg. S, 8.95%, 01/26/2018	8,958

		17,249

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Bermuda — 0.2%
1,100	Republic of Bermuda,
	Reg. S, 4.85%, 02/06/2024	1,198

	Brazil — 0.9%
	Federative Republic of Brazil,
1,000	5.00%, 01/27/2045	930
3,350	6.00%, 04/07/2026	3,723
1,120	8.25%, 01/20/2034	1,460

		6,113

	Cameroon — 0.1%
500	Republic of Cameroon,
	Reg. S, 9.50%, 11/19/2025	593

	Colombia — 1.6%
	Republic of Colombia,
2,100	3.88%, 04/25/2027	2,118
400	4.50%, 01/28/2026	426
5,100	5.00%, 06/15/2045	5,248
2,100	7.38%, 09/18/2037	2,769

		10,561

	Costa Rica — 0.9%
1,100	Instituto Costarricense de Electricidad,
	Reg. S, 6.38%, 05/15/2043	1,031
	Republic of Costa Rica,
500	Reg. S, 4.25%, 01/26/2023	493
1,216	Reg. S, 4.38%, 04/30/2025	1,190
1,300	Reg. S, 7.00%, 04/04/2044	1,354
2,000	Reg. S, 7.16%, 03/12/2045	2,125

		6,193

	Croatia — 1.0%
	Republic of Croatia,
1,680	Reg. S, 6.00%, 01/26/2024	1,911
1,300	Reg. S, 6.38%, 03/24/2021	1,433
1,400	Reg. S, 6.63%, 07/14/2020	1,531
1,900	Reg. S, 6.75%, 11/05/2019	2,045

		6,920

	Dominican Republic — 3.1%
	Government of Dominican Republic,
DOP 199,000	11.25%, 02/05/2027 (e)	4,485
1,200	Reg. S, 5.88%, 04/18/2024	1,305
6,900	Reg. S, 6.88%, 01/29/2026	7,883
4,440	Reg. S, 7.45%, 04/30/2044	5,267
1,500	Reg. S, 7.50%, 05/06/2021	1,656

		20,596

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Ecuador — 2.8%
	Republic of Ecuador,
3,580	8.75%, 06/02/2023 (e)	3,755
10,800	8.88%, 10/23/2027 (e)	11,014
600	Reg. S, 7.95%, 06/20/2024	605
1,500	Reg. S, 9.65%, 12/13/2026	1,616
1,200	Reg. S, 10.75%, 03/28/2022	1,358

		18,348

	Egypt — 1.3%
	Republic of Egypt,
1,000	Reg. S, 5.88%, 06/11/2025	1,021
2,200	Reg. S, 7.50%, 01/31/2027	2,434
4,418	Reg. S, 8.50%, 01/31/2047	4,987

		8,442

	El Salvador — 1.2%
	Republic of El Salvador,
960	Reg. S, 5.88%, 01/30/2025	942
1,800	Reg. S, 6.38%, 01/18/2027	1,784
1,678	Reg. S, 7.63%, 02/01/2041	1,741
711	Reg. S, 7.65%, 06/15/2035	740
1,470	Reg. S, 7.75%, 01/24/2023	1,578
1,158	Reg. S, 8.25%, 04/10/2032	1,281

		8,066

	Ethiopia — 0.1%
600	Republic of Ethiopia,
	Reg. S, 6.63%, 12/11/2024	618

	Gabon — 1.2%
	Republic of Gabonese,
5,204	Reg. S, 6.38%, 12/12/2024	5,094
2,701	Reg. S, 6.95%, 06/16/2025	2,697

		7,791

	Ghana — 0.3%
1,400	Republic of Ghana,
	Reg. S, 10.75%, 10/14/2030	1,858

	Honduras — 0.4%
	Republic of Honduras,
1,400	Reg. S, 7.50%, 03/15/2024	1,582
1,000	Reg. S, 8.75%, 12/16/2020	1,135

		2,717

	Hungary — 1.3%
	Republic of Hungary,
1,600	5.38%, 02/21/2023	1,790
1,700	5.38%, 03/25/2024	1,932

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hungary — continued
4,324	5.75%, 11/22/2023	4,972

		8,694

	Indonesia — 4.0%
	Republic of Indonesia,
IDR 56,512,000	7.00%, 05/15/2022	4,260
IDR 32,500,000	7.50%, 08/15/2032	2,438
IDR 91,106,000	8.25%, 05/15/2036	7,247
IDR 1,302,000	8.38%, 03/15/2024	104
IDR 60,511,000	9.00%, 03/15/2029	5,043
1,400	Reg. S, 4.13%, 01/15/2025	1,465
1,500	Reg. S, 4.35%, 01/08/2027	1,589
300	Reg. S, 5.88%, 01/15/2024	344
300	Reg. S, 5.95%, 01/08/2046	371
1,600	Reg. S, 6.63%, 02/17/2037	2,054
1,100	Reg. S, 6.75%, 01/15/2044	1,473

		26,388

	Iraq — 0.3%
2,355	Republic of Iraq,
	Reg. S, 5.80%, 01/15/2028	2,220

	Ivory Coast — 1.0%
	Republic of Ivory Coast,
200	Reg. S, 5.38%, 07/23/2024	202
6,369	Reg. S, , SUB, 5.75%, 12/31/2032	6,266

		6,468

	Jamaica — 1.0%
	Government of Jamaica,
1,200	6.75%, 04/28/2028	1,389
1,280	7.88%, 07/28/2045	1,586
335	8.00%, 06/24/2019	355
2,511	8.00%, 03/15/2039	3,123

		6,453

	Jordan — 1.4%
	Kingdom of Jordan,
1,403	7.38%, 10/10/2047 (e)	1,468
1,400	Reg. S, 5.75%, 01/31/2027	1,398
6,000	Reg. S, 6.13%, 01/29/2026	6,203

		9,069

	Kazakhstan — 0.5%
	Republic of Kazakhstan,
752	Reg. S, 3.88%, 10/14/2024	776
1,500	Reg. S, 5.13%, 07/21/2025	1,667

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Kazakhstan — continued
600	Reg. S, 6.50%, 07/21/2045	752

		3,195

	Kenya — 0.5%
3,300	Republic of Kenya,
	Reg. S, 6.88%, 06/24/2024	3,428

	Lebanon — 4.7%
	Republic of Lebanon,
1,570	6.15%, 06/19/2020	1,578
2,450	6.25%, 05/27/2022	2,434
4,960	6.38%, 03/09/2020	5,028
825	Reg. S, 5.15%, 06/12/2018	829
10,957	Reg. S, 5.45%, 11/28/2019	10,971
2,474	Reg. S, 6.60%, 11/27/2026	2,381
4,900	Reg. S, 6.65%, 02/26/2030	4,600
2,900	Reg. S, 8.25%, 04/12/2021	3,074

		30,895

	Malaysia — 0.1%
1,000	1MDB Global Investments Ltd., Reg. S, 4.40%, 03/09/2023	957

	Mexico — 0.6%
	United Mexican States,
1,300	4.15%, 03/28/2027	1,351
1,850	5.55%, 01/21/2045	2,068
400	5.75%, 10/12/2110	418

		3,837

	Mongolia — 0.9%
	Mongolia Government Bond,
1,800	5.63%, 05/01/2023 (e)	1,802
2,859	8.75%, 03/09/2024 (e)	3,270
900	Reg. S, 10.88%, 04/06/2021	1,055

		6,127

	Morocco — 0.1%
400	Kingdom of Morocco,
	Reg. S, 5.50%, 12/11/2042	447

	Namibia — 0.4%
2,400	Republic of Namibia, Reg. S, 5.25%, 10/29/2025	2,442

	Oman — 1.5%
	Oman Government Bond,
6,224	6.50%, 03/08/2047 (e)	6,407
2,300	Reg. S, 4.75%, 06/15/2026	2,268
1,100	Reg. S, 5.38%, 03/08/2027	1,129

		9,804

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Pakistan — 1.3%
	Republic of Pakistan,
5,960	Reg. S, 7.25%, 04/15/2019	6,208
2,118	Reg. S, 8.25%, 04/15/2024	2,358

		8,566

	Panama — 0.7%
	Republic of Panama,
500	4.50%, 05/15/2047	529
1,400	6.70%, 01/26/2036	1,850
200	8.88%, 09/30/2027	289
1,400	9.38%, 04/01/2029	2,101

		4,769

	Paraguay — 0.6%
	Republic of Paraguay,
200	4.70%, 03/27/2027 (e)	210
1,100	Reg. S, 5.00%, 04/15/2026	1,184
2,000	Reg. S, 6.10%, 08/11/2044	2,280

		3,674

	Peru — 0.9%
	Republic of Peru,
1,300	4.13%, 08/25/2027	1,422
1,750	5.63%, 11/18/2050	2,207
1,300	8.75%, 11/21/2033	2,052

		5,681

	Philippines — 0.5%
2,150	Republic of Philippines, 7.75%, 01/14/2031	3,087

	Poland — 0.3%
PLN 9,000	Republic of Poland, 2.50%, 07/25/2027	2,283

	Romania — 1.4%
	Republic of Romania,
RON 25,000	3.50%, 12/19/2022	6,324
2,150	Reg. S, 4.38%, 08/22/2023	2,298
800	Reg. S, 4.88%, 01/22/2024	879

		9,501

	Russia — 4.1%
	Russian Federation,
RUB 30,000	7.00%, 01/25/2023	505
RUB 880,000	7.75%, 09/16/2026	15,298
1,800	Reg. S, 4.88%, 09/16/2023	1,960
4,600	Reg. S, 5.25%, 06/23/2047	4,710
2,200	Reg. S, 5.63%, 04/04/2042	2,428
2,200	Reg. S, 5.88%, 09/16/2043	2,511

		27,412

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Senegal — 0.2%
1,300	Republic of Senegal,
	6.25%, 05/23/2033 (e)	1,344

	Serbia — 0.7%
	Republic of Serbia,
1,800	Reg. S, 4.88%, 02/25/2020	1,876
2,500	Reg. S, 7.25%, 09/28/2021	2,875

		4,751

	South Africa — 1.9%
	Republic of South Africa,
1,200	4.30%, 10/12/2028	1,107
600	5.00%, 10/12/2046	532
900	5.38%, 07/24/2044	846
1,000	5.50%, 03/09/2020	1,055
600	5.88%, 05/30/2022	655
1,400	5.88%, 09/16/2025	1,491
100	6.25%, 03/08/2041	105
ZAR 108,876	8.75%, 02/28/2048	6,726

		12,517

	Sri Lanka — 2.0%
	Republic of Sri Lanka,
2,600	6.20%, 05/11/2027 (e)	2,758
600	Reg. S, 5.88%, 07/25/2022	641
1,900	Reg. S, 6.25%, 10/04/2020	2,028
2,200	Reg. S, 6.25%, 07/27/2021	2,373
3,000	Reg. S, 6.83%, 07/18/2026	3,325
1,800	Reg. S, 6.85%, 11/03/2025	1,999

		13,124

	Tajikistan — 0.0% (g)
320	Republic of Tajikistan International Bond, 7.13%, 09/14/2027 (e)	308

	Turkey — 3.0%
	Republic of Turkey,
TRY 8,120	2.90%, 07/07/2027	2,159
5,100	4.88%, 04/16/2043	4,399
300	5.63%, 03/30/2021	316
500	5.75%, 05/11/2047	477
3,850	6.00%, 03/25/2027	4,057
1,700	6.00%, 01/14/2041	1,700
1,000	6.25%, 09/26/2022	1,087
2,400	6.63%, 02/17/2045	2,562
2,600	7.38%, 02/05/2025	2,987
100	8.00%, 02/14/2034	122

		19,866

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ukraine — 4.8%
	Republic of Ukraine,
1,600	7.38%, 09/25/2032 (e)	1,576
1,849	Reg. S, (IGDCUKR Index 1.00% Cap), 0.00% 0.00%, 05/31/2040 (aa)	1,062
6,600	Reg. S, 7.75%, 09/01/2020	7,029
2,950	Reg. S, 7.75%, 09/01/2021	3,145
500	Reg. S, 7.75%, 09/01/2023	531
7,310	Reg. S, 7.75%, 09/01/2024	7,657
1,920	Reg. S, 7.75%, 09/01/2025	1,997
2,850	Reg. S, 7.75%, 09/01/2026	2,936
5,000	Reg. S, 7.75%, 09/01/2027	5,150
	Ukreximbank Via Biz Finance plc,
700	Reg. S, 9.75%, 01/22/2025	764

		31,847

	Uruguay — 1.2%
	Republic of Uruguay,
1,900	4.38%, 10/27/2027	2,052
2,800	5.10%, 06/18/2050	3,003
2,200	7.88%, 01/15/2033	3,121

		8,176

	Venezuela, Bolivarian Republic of — 0.3%
	Republic of Venezuela,
170	9.38%, 01/13/2034	58
310	Reg. S, 6.00%, 12/09/2020	121
1,030	Reg. S, 7.65%, 04/21/2025	337
521	Reg. S, 7.75%, 10/13/2019	239
870	Reg. S, 8.25%, 10/13/2024	289
90	Reg. S, 9.00%, 05/07/2023	30
800	Reg. S, 9.25%, 05/07/2028	264
170	Reg. S, 11.75%, 10/21/2026	69
620	Reg. S, 12.75%, 08/23/2022	271

		1,678

	Vietnam — 0.2%
1,100	Republic of Vietnam, Reg. S, 4.80%, 11/19/2024	1,179

	Zambia — 0.7%
4,400	Republic of Zambia, Reg. S, 8.97%, 07/30/2027	4,785

	Total Foreign Government Securities (Cost $439,193)	443,792

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.0% (g)
	Call Options — 0.0% (g)
	United States — 0.0% (g)
31,518	Foreign Exchange SGD/USD 11/09/2017 at USD 1.40, Vanilla, European Style (a) Notional Amount: USD 31,518 Counterparty: Bank of America NA	2
5,573	Foreign Exchange TWD/USD 11/16/2017 at USD 31.20, Vanilla, European Style (a) Notional Amount: USD 5,573 Counterparty: Goldman Sachs International	—	(h)

	Total Call Options Purchased	2

	Put Options — 0.0% (g)
	European Union — 0.0% (g)
27,201	Foreign Exchange USD/EUR, 12/14/2017 at EUR 1.16, Vanilla, European Style (a) Notional Amount: EUR 27,201 Counterparty: Bank of America NA	190

	United States — 0.0% (g)
33,314	Foreign Exchange MXN/USD 01/17/2018 at USD 17.99, Vanilla, European Style (a) Notional Amount: USD 33,314 Counterparty: Goldman Sachs International	51

	Total Put Options Purchased	241

	Total Options Purchased (Cost $445)	243

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 4.0%
	Investment Company — 4.0%
26,336	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.19% (b) (l) (Cost $26,341)	26,341

	Total Investments — 99.9% (Cost $653,747)	660,125
	Other Assets in Excess of Liabilities — 0.1%	888

	NET ASSETS — 100.0%	$661,013

Percentages indicated are based on net assets.

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury Long Bond	32	12/2017	USD	4,877	48

					48

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CLP	1,058,860	USD	1,660	Citibank, NA**	12/15/2017	3
CNH	11,063	USD	1,658	HSBC Bank, NA**	12/15/2017	5
CZK	40,654	EUR	1,566	HSBC Bank, NA	12/15/2017	22
ILS	5,676	USD	1,612	HSBC Bank, NA	12/15/2017	2
KRW	1,873,680	USD	1,657	Goldman Sachs International**	12/15/2017	19
TRY	7,159	USD	1,858	Citibank, NA	12/15/2017	5
TRY	10,069	USD	2,606	Goldman Sachs International	12/15/2017	15
USD	1,669	AUD	2,136	Citibank, NA	12/15/2017	36
USD	3,230	AUD	4,112	Goldman Sachs International	12/15/2017	84

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	6,626	BRL	21,167	Citibank, NA**	12/15/2017	191
USD	7,801	BRL	25,372	Goldman Sachs International**	12/15/2017	88
USD	13,245	CAD	16,583	Citibank, NA	12/15/2017	385
USD	1,630	CAD	1,997	Credit Suisse International	12/15/2017	81
USD	1,795	CAD	2,250	Goldman Sachs International	12/15/2017	50
USD	1,615	CAD	2,014	HSBC Bank, NA	12/15/2017	54
USD	6,175	CLP	3,860,939	Goldman Sachs International**	12/15/2017	112
USD	1,592	COP	4,761,322	Citibank, NA**	12/15/2017	34
USD	959	EUR	807	Australia & New Zealand Banking Group Ltd.	12/15/2017	17
USD	7,849	EUR	6,700	Citibank, NA	12/15/2017	24
USD	1,673	EUR	1,414	Credit Suisse International	12/15/2017	22
USD	9,693	EUR	8,154	Royal Bank of Canada	12/15/2017	171
USD	1,617	HUF	414,025	Goldman Sachs International	12/15/2017	65
USD	1,619	ILS	5,676	HSBC Bank, NA	12/15/2017	5
USD	3,322	MXN	61,228	Goldman Sachs International	12/15/2017	152
USD	1,619	PHP	83,470	Citibank, NA**	12/15/2017	11
USD	1,731	PHP	89,645	Goldman Sachs International**	12/15/2017	4
USD	6,486	PLN	23,158	Deutsche Bank AG	12/15/2017	123
USD	3,212	PLN	11,441	HSBC Bank, NA	12/15/2017	68
USD	6,677	RON	26,004	Credit Suisse International	12/15/2017	97
USD	6,159	RUB	357,347	Citibank, NA**	12/15/2017	80
USD	6,697	RUB	391,820	Goldman Sachs International**	12/15/2017	32
USD	3,323	SGD	4,523	TD Bank Financial Group	12/15/2017	3
USD	22,548	TRY	85,296	Barclays Bank plc	12/15/2017	349
USD	6,746	TRY	23,812	Citibank, NA	12/15/2017	549
USD	1,654	TRY	6,068	HSBC Bank, NA	12/15/2017	75
USD	16,168	ZAR	214,747	Citibank, NA	12/15/2017	1,095
USD	1,860	ZAR	25,663	Credit Suisse International	12/15/2017	59
USD	2,927	ZAR	41,104	Standard Chartered Bank	12/15/2017	42
USD	13,063	ZAR	179,012	State Street Corp.	12/15/2017	499
ZAR	51,742	USD	3,617	Goldman Sachs International	12/15/2017	15

Total unrealized appreciation						4,743

ARS	70,628	USD	3,955	Citibank, NA**	12/15/2017	(59)
AUD	2,137	USD	1,657	Citibank, NA	12/15/2017	(23)
AUD	1,960	USD	1,541	Goldman Sachs International	12/15/2017	(42)
BRL	46,539	USD	14,582	Citibank, NA**	12/15/2017	(434)
CAD	2,100	EUR	1,412	State Street Corp.	12/15/2017	(20)
CLP	11,010,588	USD	17,721	Goldman Sachs International**	12/15/2017	(429)
CLP	3,982,972	USD	6,458	Merrill Lynch International**	12/15/2017	(203)
CNH	39,434	USD	6,005	HSBC Bank, NA**	12/15/2017	(76)
COP	4,761,322	USD	1,619	Goldman Sachs International**	12/15/2017	(61)
CZK	65,532	USD	3,027	Goldman Sachs International	12/15/2017	(45)
EUR	884	USD	1,043	Goldman Sachs International	12/15/2017	(11)
EUR	204	USD	242	Merrill Lynch International	12/15/2017	(4)
EUR	18,552	USD	22,316	Royal Bank of Canada	12/15/2017	(651)
EUR	650	USD	769	State Street Corp.	12/15/2017	(10)
HUF	1,149,091	EUR	3,703	Citibank, NA	12/15/2017	(17)
HUF	414,025	USD	1,612	HSBC Bank, NA	12/15/2017	(60)
IDR	45,074,626	USD	3,350	Goldman Sachs International**	12/15/2017	(41)
INR	381,344	USD	5,912	Goldman Sachs International**	12/15/2017	(45)
MXN	30,905	USD	1,679	Citibank, NA	12/15/2017	(79)
MXN	181,090	USD	9,757	Goldman Sachs International	12/15/2017	(383)
PLN	10,325	USD	2,867	Credit Suisse International	12/15/2017	(30)
PLN	23,082	USD	6,486	Goldman Sachs International	12/15/2017	(144)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2017

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
PLN	5,708	USD	1,619	HSBC Bank, NA	12/15/2017	(51)
PLN	9,283	USD	2,601	Royal Bank of Canada	12/15/2017	(50)
RUB	554,346	USD	9,500	Citibank, NA**	12/15/2017	(71)
RUB	92,223	USD	1,577	Deutsche Bank AG**	12/15/2017	(9)
RUB	186,003	USD	3,181	Goldman Sachs International**	12/15/2017	(17)
TRY	42,776	USD	11,796	Citibank, NA	12/15/2017	(665)
TRY	7,300	USD	1,960	Goldman Sachs International	12/15/2017	(60)
TRY	20,939	USD	5,498	HSBC Bank, NA	12/15/2017	(48)
TRY	13,359	USD	3,592	Merrill Lynch International	12/15/2017	(116)
TRY	5,645	USD	1,545	TD Bank Financial Group	12/15/2017	(75)
USD	1,652	AUD	2,162	Goldman Sachs International	12/15/2017	(2)
USD	7,065	CLP	4,531,280	Deutsche Bank AG**	12/15/2017	(50)
USD	8,680	CLP	5,560,062	Goldman Sachs International**	12/15/2017	(51)
USD	1,659	KRW	1,873,680	Goldman Sachs International**	12/15/2017	(17)
USD	1,662	SGD	2,270	BNP Paribas	12/15/2017	(4)
USD	1,657	ZAR	23,670	State Street Corp.	12/15/2017	(5)
ZAR	45,552	USD	3,332	Citibank, NA	12/15/2017	(135)
ZAR	22,392	USD	1,596	Credit Suisse International	12/15/2017	(24)
ZAR	46,103	USD	3,306	HSBC Bank, NA	12/15/2017	(70)
ZAR	21,641	USD	1,651	National Australia Bank Ltd.	12/15/2017	(132)
ZAR	171,602	USD	12,791	Standard Chartered Bank	12/15/2017	(746)
EGP	59,221	USD	3,241	Citibank, NA**	03/15/2018	(10)

Total unrealized depreciation						(5,275)

Net unrealized depreciation						(532)

Over the Counter (“OTC”) Credit default swap contracts outstanding — buy protection (1)  as of October 31, 2017:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)	UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Turkey, 11.88%, 01/15/2030	1.00	Quarterly	Goldman Sachs International	12/20/2022	1.84	USD 36,000	1,562	(179)	1,383
United Mexican States, 4.15%, 03/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2022	1.06	USD 7,000	80	(66)	14
United Mexican States, 4.15%, 03/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2022	1.06	USD 7,000	60	(46)	14

							1,702	(291)	1,411

[1]

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indicies are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	15

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

OTC Interest rate swap contracts outstanding as of October 31, 2017:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
6 Month PRIBOR semi-annually	1.19 annually	Receive	Bank of America NA	06/30/2027	CZK 40,000	91
6 Month PRIBOR semi-annually	1.58 annually	Receive	Bank of America NA	06/22/2027	CZK 40,000	96

						187

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2017:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
6 Month PRIBOR semi-annually	1.67% annually	Receive	09/05/2027	CZK 300,000	221

1 Month TIIE monthly	7.03% monthly	Pay	10/05/2020	MXN 659,000	(223)

					(2)

(a)	Value of floating rate index at October 31, 2017 was as follows:

FLOATING RATE INDEX	VALUE
6 Month PRIBOR	0.66%
1 Month TIIE	7.38%

Written Put Options Contracts as of October 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
Foreign Exchange USD/EUR	Merrill Lynch International	27,201	EUR 27,201	EUR 1.16	12/14/2017	(190)

Total Written Options Contracts (Premiums Received $239)						(190)

Summary of total swap OTC contracts outstanding as of October 31, 2017:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	1,702	1,411
OTC Interest rate swap contracts outstanding	—	187

Total OTC swap contracts outstanding	1,702	1,598

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— China Renminbi
COP	— Colombian Peso
CZK	— Czech Republic Koruna
DOP	— Dominican Republic Peso
EGP	— Egyptian Pound
EUR	— Euro
GDP	— Gross Domestic Product
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IGDCUKR	— IMF Ukraine GDP Constant Annual Percentage Change
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— Korean Republic Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PHP	— Philippine Peso
PLN	— Polish Zloty
PRIBOR	— Prague Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble

SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2017.
TIIE	— Interbank Equilibrium Interest Rate
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of October 31, 2017.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2017.
**	— Non-deliverable forward. See note 2.C in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$633,541
Investments in affiliates, at value	26,341
Options purchased, at value	243
Restricted cash for OTC derivatives	340
Foreign currency, at value	1,209
Deposits at broker for futures contracts	96
Receivables:
Due from broker	4,321
Due from custodian	1,970
Investment securities sold	1,887
Fund shares sold	94
Interest and dividends from non-affiliates	9,504
Dividends from affiliates	20
Tax reclaims	17
Variation margin on futures contracts	1
Variation margin on centrally cleared swaps	780
Unrealized appreciation on forward foreign currency exchange contracts	4,743
Outstanding swap contracts, at value	1,598

Total Assets	686,705

LIABILITIES:
Payables:
Due to custodian	5,884
Investment securities purchased	11,813
Fund shares redeemed	1,470
Unrealized depreciation on forward foreign currency exchange contracts	5,275
Outstanding options written, at fair value	190
Accrued liabilities:
Investment advisory fees	362
Administration fees	27
Distribution fees	16
Service fees	16
Custodian and accounting fees	68
Collateral management fees	7
Trustees’ and Chief Compliance Officer’s fees	19
Deferred India capital gains tax	29
Other	516

Total Liabilities	25,692

Net Assets	$661,013

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$671,623
Accumulated undistributed (distributions in excess of) net investment income	657
Accumulated net realized gains (losses)	(17,049)
Net unrealized appreciation (depreciation)	5,782

Total Net Assets	$661,013

Net Assets:
Class A	$75,732
Class C	301
Class I (formerly Select Class)	12,211
Class R2	21
Class R5	21
Class R6	572,727

Total	$661,013

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,118
Class C	37
Class I (formerly Select Class)	1,459
Class R2	2
Class R5	2
Class R6	67,817

Net Asset Value (a):
Class A — Redemption price per share	$8.31
Class C — Offering price per share (b)	8.15
Class I (formerly Select Class) — Offering and redemption price per share	8.37
Class R2 — Offering and redemption price per share	8.23
Class R5 — Offering and redemption price per share	8.43
Class R6 — Offering and redemption price per share	8.45
Class A maximum sales charge	3.75%
Class A maximum public offering price per share	—
[net asset value per share/(100% — maximum sales charge)]	$8.63

Cost of investments in non-affiliates	$626,961
Cost of investments in affiliates	26,341
Cost of options purchased	445
Cost of foreign currency	1,216
Premiums paid on swaps	1,702
Premiums received from options written	239

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	19

STATEMENT OF OPERATIONS

AS OF OCTOBER 31, 2017

(Amounts in thousands, except per share amounts)

	Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$17,305
Interest income from affiliates	7
Dividend income from affiliates	169
Foreign taxes withheld	(117)

Total investment income	17,364

EXPENSES:
Investment advisory fees	2,157
Administration fees	251
Distribution fees:
Class A	61
Class C	1
Class R2	—	(a)
Service fees:
Class A	61
Class C	—	(a)
Class I (formerly Select Class)	20
Class R2	—	(a)
Class R5	—	(a)
Custodian and accounting fees	143
Interest expense to affiliates	1
Professional fees	340
Collateral management fees	27
Interest expense to non-affiliates	—	(a)
Trustees’ and Chief Compliance Officer’s fees	45
Printing and mailing costs	88
Registration and filing fees	218
Transfer agency fees (See Note 2.F.)	11
Sub-transfer agency fees (See Note 2.F.)	—	(a)
Other	19

Total expenses	3,443

Less fees waived	(985)
Less expense reimbursements	(185)

Net expenses	2,273

Net investment income (loss)	15,091

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,751	)(b)
Investments in affiliates	178
Options purchased	(235)
Futures	(336)
Foreign currency transactions	(152)
Forward foreign currency contracts	1,473
Options written	76
Swaps	(1,545)

Net realized gain (loss)	(2,292)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,943	(c)
Investments in affiliates	—	(a)
Options purchased	(229)
Futures	37
Foreign currency translations	(15)
Forward foreign currency contracts	(526)
Options Written	49
Swaps	(106)

Change in net unrealized appreciation/depreciation	7,153

Net realized/unrealized gains (losses)	4,861

Change in net assets resulting from operations	$19,952

(a)	Amount rounds to less than 500.
(b)	Net of India capital gains tax of approximately $(8).
(c)	Net of change in India capital gains tax of approximately $(38).

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2017

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,091	$3,816
Net realized gain (loss)	(2,292)	(30,132)
Change in net unrealized appreciation/depreciation	7,153	28,813

Change in net assets resulting from operations	19,952	2,497

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,069)	—
Class C
From net investment income	(4)	—
Class I
From net investment income	(333)	—
Class R2
From net investment income	— (a)	—
Class R5
From net investment income	(1)	—
Class R6
From net investment income	(12,532)	—

Total distributions to shareholders	(13,939)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	573,874	(113,392)

NET ASSETS:
Change in net assets	579,887	(110,895)
Beginning of period	81,126	192,021

End of period	$661,013	$81,126

Accumulated undistributed (distributions in excess of) net investment income	$657	$(409)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	21

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,092		$4,105
Distributions reinvested	1,069		—
Cost of shares redeemed	(5,873)		(29,577)

Change in net assets resulting from Class A capital transactions	$74,288		$(25,472)

Class C
Proceeds from shares issued	$273		$31
Distributions reinvested	4		—
Cost of shares redeemed	(26)		—	(a)

Change in net assets resulting from Class C capital transactions	$251		$31

Class I
Proceeds from shares issued	$12,733		$4,088
Distributions reinvested	333		—
Cost of shares redeemed	(4,790)		(30,007)

Change in net assets resulting from Class I capital transactions	$8,276		$(25,919)

Class R2
Proceeds from shares issued	$—	(a)	$—	(a)
Distributions reinvested	—	(a)	—
Cost of shares redeemed	—	(a)	—	(a)

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$—	(a)

Class R5
Proceeds from shares issued	$—	(a)	$—	(a)
Distributions reinvested	1		—
Cost of shares redeemed	—	(a)	—	(a)

Change in net assets resulting from Class R5 capital transactions	$1		$—	(a)

Class R6
Proceeds from shares issued	$504,216		$21,768
Distributions reinvested	12,532		—
Cost of shares redeemed	(25,690)		(83,800)

Change in net assets resulting from Class R6 capital transactions	$491,058		$(62,032)

Total change in net assets resulting from capital transactions	$573,874		$(113,392)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Emerging Markets Strategic Debt Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	9,574		544
Reinvested	129		—
Redeemed	(712)		(4,056)

Change in Class A Shares	8,991		(3,512)

Class C
Issued	33		4
Reinvested	—	(a)	—
Redeemed	(3)		—

Change in Class C Shares	30		4

Class I
Issued	1,537		518
Reinvested	40		—
Redeemed	(569)		(3,933)

Change in Class I Shares	1,008		(3,415)

Class R2
Reinvested	—	(a)	—

Change in Class R2 Shares	—	(a)	—

Class R5
Reinvested	—	(a)	—

Change in Class R5 Shares	—	(a)	—

Class R6
Issued	60,334		2,815
Reinvested	1,492		—
Redeemed	(3,178)		(11,296)

Change in Class R6 Shares	58,648		(8,481)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Strategic Debt Fund
Class A
Year Ended October 31, 2017	$8.18	$0.37		$0.05	$0.42	$(0.29)	$—	$—	$(0.29)
Year Ended October 31, 2016	7.56	0.28		0.34 (d)	0.62	—	—	—	—
Year Ended October 31, 2015	9.30	0.31	(e)	(2.05)	(1.74)	—	—	— (f)	— (f)
Year Ended October 31, 2014	9.69	0.39		(0.78)	(0.39)	—	—	—	—
Year Ended October 31, 2013	10.27	0.33		(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)

Class C
Year Ended October 31, 2017	8.05	0.33		0.03	0.36	(0.26)	—	—	(0.26)
Year Ended October 31, 2016	7.47	0.24		0.34 (d)	0.58	—	—	—	—
Year Ended October 31, 2015	9.23	0.28	(e)	(2.04)	(1.76)	—	—	—	—
Year Ended October 31, 2014	9.67	0.33		(0.77)	(0.44)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27		(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)

Class I (formerly Select Class)
Year Ended October 31, 2017	8.25	0.39		0.05	0.44	(0.32)	—	—	(0.32)
Year Ended October 31, 2016	7.61	0.31		0.33 (d)	0.64	—	—	—	—
Year Ended October 31, 2015	9.33	0.34	(e)	(2.05)	(1.71)	— (f)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.70	0.40		(0.77)	(0.37)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36		(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)

Class R2
Year Ended October 31, 2017	8.12	0.33		0.05	0.38	(0.27)	—	—	(0.27)
Year Ended October 31, 2016	7.52	0.26		0.34 (d)	0.60	—	—	—	—
Year Ended October 31, 2015	9.27	0.30	(e)	(2.05)	(1.75)	—	—	—	—
Year Ended October 31, 2014	9.68	0.35		(0.76)	(0.41)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30		(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)

Class R5
Year Ended October 31, 2017	8.31	0.40		0.05	0.45	(0.33)	—	—	(0.33)
Year Ended October 31, 2016	7.64	0.32		0.35 (d)	0.67	—	—	—	—
Year Ended October 31, 2015	9.36	0.37	(e)	(2.08)	(1.71)	— (f)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.71	0.42		(0.77)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37		(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)

Class R6
Year Ended October 31, 2017	8.32	0.42		0.05	0.47	(0.34)	—	—	(0.34)
Year Ended October 31, 2016	7.65	0.32		0.35 (d)	0.67	—	—	—	—
Year Ended October 31, 2015	9.37	0.36	(e)	(2.07)	(1.71)	— (f)	—	(0.01)	(0.01)
Year Ended October 31, 2014	9.72	0.43		(0.78)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38		(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate

$8.31	5.21%	$75,732	1.19%		4.50%		1.48%		148%
8.18	8.20	1,036	1.13		3.70		2.43		189
7.56	(18.67)	27,511	1.16		3.75	(e)	1.91		134
9.30	(4.02)	25,334	1.21		4.06		1.41		145
9.69	(4.26)	170	1.21	(g)	3.33	(g)	1.59	(g)	221

8.15	4.56	301	1.69		4.03		2.66		148
8.05	7.76	52	1.63		3.14		3.65		189
7.47	(19.07)	18	1.67		3.37	(e)	2.24		134
9.23	(4.55)	54	1.71		3.48		2.04		145
9.67	(4.75)	49	1.72	(g)	2.72	(g)	2.31	(g)	221

8.37	5.40	12,211	0.94		4.67		1.43		148
8.25	8.41	3,723	0.89		3.99		1.51		189
7.61	(18.38)	29,405	0.92		4.04	(e)	1.21		134
9.33	(3.81)	135,397	0.96		4.21		1.30		145
9.70	(4.03)	141,078	0.97	(g)	3.63	(g)	1.46	(g)	221

8.23	4.83	21	1.44		4.12		3.49		148
8.12	7.98	20	1.38		3.37		4.61		189
7.52	(18.88)	18	1.41		3.61	(e)	2.00		134
9.27	(4.24)	47	1.46		3.71		1.80		145
9.68	(4.53)	49	1.47	(g)	2.97	(g)	2.06	(g)	221

8.43	5.56	21	0.74		4.82		2.82		148
8.31	8.77	20	0.68		4.07		3.86		189
7.64	(18.29)	19	0.71		4.31	(e)	1.29		134
9.36	(3.60)	48	0.76		4.41		1.10		145
9.71	(3.82)	50	0.77	(g)	3.67	(g)	1.36	(g)	221

8.45	5.73	572,727	0.69		4.94		1.08		148
8.32	8.76	76,275	0.63		4.12		1.25		189
7.65	(18.26)	135,050	0.66		4.29	(e)	0.97		134
9.37	(3.60)	153,222	0.71		4.51		0.93		145
9.72	(3.70)	9,086	0.71	(g)	3.75	(g)	1.11	(g)	221

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Strategic Debt Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	Non-Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

JPMorgan Emerging Markets Strategic Debt Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Argentina	$–	$7,972	$–	$7,972
Azerbaijan	–	1,430	–	1,430
Bahrain	–	1,643	–	1,643
Brazil	–	19,886	–	19,886
Chile	–	5,062	–	5,062
China	–	12,456	–	12,456
Colombia	–	7,454	–	7,454
Congo, Democratic Republic of the	–	1,488	–	1,488
Costa Rica	–	520	–	520
Ecuador	–	299	–	299
Guatemala	–	1,423	–	1,423
Hong Kong	–	2,927	–	2,927
Hungary	–	660	–	660
India	–	5,503	–	5,503
Indonesia	–	11,810	–	11,810
Ireland	–	1,285	–	1,285
Jamaica	–	744	–	744
Jordan	–	2,384	–	2,384
Kazakhstan	–	8,111	–	8,111
Kuwait	–	440	–	440
Macau	–	785	–	785
Mauritius	–	2,502	–	2,502
Mexico	–	32,020	–	32,020
Morocco	–	1,015	–	1,015
Nigeria	–	3,501	–	3,501
Norway	–	493	–	493
Panama	–	1,544	–	1,544
Peru	–	4,052	–	4,052
Qatar	–	7,688	–	7,688
Russia	–	7,083	–	7,083
Singapore	–	1,657	–	1,657
South Africa	–	7,888	–	7,888
South Korea	–	1,142	–	1,142
Sri Lanka	–	418	–	418
Trinidad and Tobago	–	1,741	–	1,741
Tunisia	–	2,289	–	2,289
Turkey	–	8,515	–	8,515
Ukraine	–	965	–	965
United Arab Emirates	–	6,925	–	6,925
Venezuela, Bolivarian Republic of	–	4,029	–	4,029

Total Corporate Bonds	–	189,749	–	189,749

OCTOBER 31, 2017	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Foreign Government Securities	$—	$439,307	$4,485		$443,792
Options Purchased
Call Options Purchased	—	2	—		2
Put Options Purchased	—	241	—		241

Total Options Purchased	—	243	—		243

Short-Term Investment
Investment Company	26,341	—	—		26,341

Total Investments in Securities	$26,341	$629,299	$4,485	*	$660,125

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,743	$—		$4,743
Futures Contracts	$48	$—	$—		$48
Swaps	$—	$408	$—		$408

Total Appreciation in Other Financial Instruments	$48	$5,151	$—		$5,199

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,275)	$—		$(5,275)
Options Written
Put Options	$—	$(190)	$—		$(190)
Swaps	$—	$(514)	$—		$(514)

Total Depreciation in Other Financial Instruments	$—	$(5,979)	$—		$(5,979)

*	Level 3 securities are valued by brokers and pricing services. At October 31, 2017, the value of these securities was approximately $4,485,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

There were no transfers among any levels during the year ended October 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2017
Debt Securities — Foreign Government Securities	$446	$(197)	$257	$(3)	$4,386	$(404)	$—	$—	$4,485

Total	$446	$(197)	$257	$(3)	$4,386	$(404)	$—	$—	$4,485

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract

28	J.P. MORGAN FUNDS	OCTOBER 31, 2017

terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements. The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The Fund’s swap contracts are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the

30	J.P. MORGAN FUNDS	OCTOBER 31, 2017

delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$48	$—	$221	$187	$456
Foreign exchange contracts	Receivables	243	—	4,743	—	—	4,986
Credit contracts	Receivables	—	—	—	—	1,411	1,411

Total		$243	$48	$4,743	$221	$1,598	$6,853

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$—	$—	$(223)	$—	$(223)
Foreign exchange contracts	Payables	(190)	—	(5,275)	—	—	(5,465)
Credit contracts	Payables	—	—	—	—	—	—

Total		$(190)	$—	$(5,275)	$(223)	$—	$(5,688)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2017 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$17	$—	$—	$17
Bank of America NA	187	—	—	187
Barclays Bank plc	349	—	—	349
Citibank, N.A.	2,413	(1,493)	—	920
Credit Suisse International	259	(54)	—	205
Deutsche Bank AG	123	(59)	—	64
Goldman Sachs International	2,047	(1,348)	—	699
HSBC Bank, N.A.	231	(231)	—	—
Royal Bank of Canada	171	(171)	—	—
Standard Chartered Bank	42	(42)	—	—
State Street Corp.	499	(35)	—	464
TD Bank Financial Group	3	(3)	—	—

	$6,341	$(3,436)	$—	$2,905

OCTOBER 31, 2017	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$4	$—	$—	$4
Citibank, N.A.	1,493	(1,493)	—	—
Credit Suisse International	54	(54)	—	—
Deutsche Bank AG	59	(59)	—	—
Goldman Sachs International	1,348	(1,348)	—	—
HSBC Bank, N.A.	305	(231)	—	74
Merrill Lynch International	323	—	—	323
National Australia Bank	132	—	—	132
Royal Bank of Canada	701	(171)	—	530
Standard Chartered Bank	746	(42)	—	704
State Street Corp.	35	(35)	—	—
TD Bank Financial Group	75	(3)	—	72

	$5,275	$(3,436)	$—	$1,839

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2017, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$(336)	$—	$8	$(328)
Foreign exchange contracts	(159)	—	1,473	—	1,314
Credit contracts	—	—	—	(1,553)	(1,553)

Total	$(159)	$(336)	$1,473	$(1,545)	$(567)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$—	$37	$—	$185	$222
Foreign exchange contracts	(180)	—	(526)	—	(706)
Credit contracts	—	—	—	(291)	(291)

Total	$(180)	$37	$(526)	$(106)	$(775)

The Fund’s derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Fund’s forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2017 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$1,410
Average Notional Balance Short	57,556	(a)
Ending Notional Balance Long	4,877
Ending Notional Balance Short

32	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$87,689
Average Settlement Value Sold	77,619
Ending Settlement Value Purchased	203,854
Ending Settlement Value Sold	195,356

OTC Options:
Average Notional Balance Purchased	$24,307
Average Notional Balance Written	3,098
Ending Notional Balance Purchased	97,606
Ending Notional Balance Written	27,201

Credit Default Swaps
Average Notional Balance — Buy Protection	$25,162
Average Notional Balance — Sell Protection	808
Ending Notional Balance — Buy Protection	50,000
Ending Notional Balance — Sell Protection

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed Rate	$8,691	(b)
Average Notional Balance — Receives Fixed Rate	6,919
Ending Notional Balance — Pays Fixed Rate	17,250
Ending Notional Balance — Receives Fixed Rate	34,373

(a)	For the period November 1, 2016 through June 30, 2017.
(b)	For the period November 1, 2016 through October 31, 2017.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	R2		R5		R6	Total
Transfer agency fees	$4	$1		$4	$—	(a)	$—	(a)	$2	$11
Sub-transfer agency fees	—	—	(a)	—	—		—		—	—	(a)

(a)	Amount rounds to less than 500.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for the Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions) in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(85)	$85

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2017

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge
$ —(a)

(a)	Amount rounds to less than 500.

D. Service Fees —The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10	%*

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.75%	0.70%

The expense limitation agreements were in effect for the year ended October 31, 2017 and are in place until at least February 28, 2018.

For the year ended October 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$794	$154	$9	$957	$185

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2017 was approximately $28.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$974,301	$432,386

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$655,002	$17,022	$10,976	$6,046

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts.

The tax character of distributions paid during the year ended October 31, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Total Distributions Paid
JPMorgan Emerging Markets Strategic Debt Fund	$13,939	$13,939

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$256	$(16,716)	$5,860

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2017

At October 31, 2017, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term		Long-Term
$7,237	*	$9,479	*

*	Amount includes capital loss carryforward, which are limited in futures years under Internal Revenue Code sections 381-384.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2017. Average borrowings from the Facility for, or at any time during the year ended October 31, 2017, were as follows (amounts in thousands, except number of days outstanding).

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$10,000	0.34%	1	$—	(a)

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

As of October 31, 2017, the Funds had a non-affiliated omnibus account, which collectively represented the following percentage of Fund’s net assets:

Number of Non-affiliated Omnibus Account	% of the Fund
1	10.5%

As of October 31, 2017 the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds
66.6%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2017, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to Fund’s financial statements as of October 31, 2017. The adoption had no effect on the Funds’ net assets or results of operations

38	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Emerging Markets Strategic Debt Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Strategic Debt Fund (a separate series of JPMorgan Trust I) (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

OCTOBER 31, 2017	J.P. MORGAN FUNDS	39

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

40	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,030.90	$6.09	1.19%
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class C
Actual	1,000.00	1,027.80	8.64	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class I (formerly Select Class)
Actual	1,000.00	1,030.60	4.81	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,028.50	7.41	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R5
Actual	1,000.00	1,032.60	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R6
Actual	1,000.00	1,032.80	3.54	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2017	J.P. MORGAN FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the

OCTOBER 31, 2017	J.P. MORGAN FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that, based upon the Universe, the Fund’s performance for Class A shares was in the second and fourth quintiles for the one- and three-year periods ended December 31, 2016, respectively, and that the performance for Class I shares was in the second and third quintiles for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, including the changes to the Fund’s investment strategies that took effect on September 30, 2016, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-EMSD-1017

Annual Report

J.P. Morgan Funds

October 31, 2017

JPMorgan Commodities Strategy Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	1.58%
Bloomberg Commodity Index Total Return	2.35%

Net Assets as of 10/31/2017	$170,502,047

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

Overall, commodity prices ended the twelve month reporting period higher. Prices for natural gas ended lower as market participants priced in higher production levels year-over-year. In addition, demand for natural gas in the U.S. was seasonally weak during the 2016/2017 winter, leading to elevated inventories relative to the market’s expectations.

Prices for petroleum products ended the period higher. The OPEC agreement to cut member state production along with a few voluntary non-OPEC members kept a floor under the market during the year. In addition, a robust global economy including better than expected growth in emerging markets helped increase demand more than market expectations.

Prices for precious metals, including gold, were lower during the reporting period. In 4Q17, gold prices retreated quickly as higher growth expectations via fiscal stimulus in the U.S. dominated headlines. However as 2018 progressed, increased geopolitical tensions and a lack of confidence in U.S. fiscal stimulus helped gold prices outperform other metals.

Agricultural commodity prices were mixed with grains and soft commodities all ending the reporting period lower while livestock prices were significantly stronger. Global inventory buildup in the grain and oilseed markets due to higher production in both North and South America were the largest weight on agricultural commodity prices. Soft commodities including sugar and coffee saw their prices lower during the reporting period as market expectations of inventory tightening did not materialize. Lean hog and live cattle prices were significantly higher as robust global growth helped support the demand side for both meats.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Bloomberg Commodity Index Total Return Index (the “Benchmark”) for the

twelve months ended October 31, 2017. During the twelve month period, the Fund used swaps contracts to obtain exposure to different parts of the futures curve, which measures the price of contracts of different maturities for a specific commodity.

The Fund’s tactical trading in oil and oil-price spreads detracted from performance as U.S. inventories of crude oil remained higher than expected and geopolitical tensions led to market price volatility. The Fund’s tactical trading in gold detracted from relative performance as the Fund failed to capture returns from sporadic gold volatility driven by geopolitical and/or central bank liquidity driven events.

The Fund’s long bias positioning in lean hogs contributed to performance relative to the Benchmark as inventories remained tight due to processing plant shutdowns in the U.S. The Fund’s short positions in natural gas price spreads also contributed to relative performance as the 2016-17 winter proved to be warmer than the market expected, leaving natural gas inventories elevated.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial debt or other short-term instruments that generally had a weighted average maturity of 90 days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2017

CASH INVESTMENTS***
Commercial Paper	70.1%
Certificates of Deposit	10.7
Investment Companies	19.2

PORTFOLIO COMPOSITION BY COUNTRY***
United States	69.5%
Japan	6.4
Canada	6.1
Australia	3.9
United Kingdom	3.3
Switzerland	2.9
Germany	2.4
France	2.0
China	1.5
Jersey	1.4
Others (each less than 1.0%)	0.6

COMMODITY MATURITY***
0 - 3 Months	39.6%
3 - 6 Months	45.8
> 6 Months	14.6

COMMODITY-LINKED INVESTMENTS****
Energy	30.5%
Brent Crude	8.5
Heating Oil	4.0
Natural Gas	7.2
Unleaded Gas	3.7
WTI Crude Oil	7.1
Agricultural	28.9
Coffee	2.0
Corn	7.4
Cotton	1.3
Kansas Wheat	1.1
Soybean Meal	3.0
Soybean Oil	2.8
Soybeans	5.6
Sugar	2.3
Wheat	3.4
Industrial Metals	22.0
Aluminum	5.7
Copper	10.0
Nickel	3.0
Zinc	3.3
Precious Metals	15.6
Gold	11.7
Silver	3.9
Livestock	7.2
Lean Hogs	2.2
Live Cattle	5.0

FIXED INCOME MATURITY***
< One Month	54.3%
1 - 3 Months	28.2
3 - 6 Months	7.0
> 6 Months	10.5

COMMODITY ALLOCATION	Index	Fund****
Energy	29.7%	30.5%
Agricultural	27.8	28.9
Industrial Metals	20.6	22.0
Precious Metals	15.6	15.6
Livestock	6.3	7.2

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
With Sales Charge*		(3.99)%	(11.82)%	(11.15)%
Without Sales Charge		1.37	(10.22)	(10.16)
CLASS C SHARES	December 17, 2012
With CDSC**		(0.19)	(10.67)	(10.60)
Without CDSC		0.81	(10.67)	(10.60)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 17, 2012	1.58	(10.00)	(9.93)
CLASS R6 SHARES	December 17, 2012	1.68	(9.90)	(9.81)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to October 31, 2017. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2017

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 95.7%
	Certificates of Deposit — 10.2%
1,762,000	BNP Paribas SA, (France), (ICE LIBOR USD 1 Month + 0.20%), 1.44%, 07/23/2018 (aa)	1,761,797
500,000	Credit Industriel et Commercial, (France), (ICE LIBOR USD 1 Month + 0.17%), 1.41%, 03/09/2018 (aa)	500,132
2,400,000	Industrial & Commercial Bank of China Ltd., (China), 1.55%, 11/02/2017	2,400,019
1,000,000	Mitsubishi UFJ Trust & Banking Corp., (Japan), (ICE LIBOR USD 1 Month + 0.19%), 1.43%, 12/04/2017 (aa)	1,000,219
1,000,000	Natixis SA, (France), (ICE LIBOR USD 1 Month + 0.16%), 1.40%, 03/28/2018 (aa)	1,000,164
3,600,000	Norinchukin Bank (The), (Japan), (ICE LIBOR USD 1 Month + 0.16%), 1.40%, 11/30/2017 (aa)	3,600,620
2,700,000	Standard Chartered Bank, (United Kingdom), 1.40%, 02/20/2018	2,699,777
1,000,000	Sumitomo Mitsui Trust Bank Ltd., (Japan), (ICE LIBOR USD 1 Month + 0.19%), 1.44%, 04/03/2018 (aa)	1,000,056
3,500,000	Wells Fargo Bank NA, (ICE LIBOR USD 1 Month + 0.19%), 1.43%, 06/01/2018 (aa)	3,500,497

	Total Certificates of Deposit (Cost $17,462,000)	17,463,281

	Commercial Paper — 67.1% (n)
2,300,000	Alpine Securitization Ltd., (Switzerland), (ICE LIBOR USD 1 Month + 0.30%), 1.56%, 12/01/2017 (e) (aa)	2,300,685
	American Honda Finance Corp.,
2,940,000	1.15%, 11/17/2017	2,938,416
1,002,000	1.22%, 12/21/2017	1,000,338
2,300,000	Antalis SA, (Jersey), 1.37%, 12/06/2017	2,297,052
3,500,000	Apple, Inc., 1.17%, 12/15/2017 (e)	3,495,034
1,000,000	ASB Finance Ltd., (New Zealand), (ICE LIBOR USD 1 Month + 0.10%), 1.36%, 12/12/2017 (aa)	1,000,150
	Automatic Data Processing, Inc.,
2,254,000	1.10%, 11/01/2017	2,253,930
3,960,000	1.12%, 11/02/2017	3,959,753
3,970,000	BMW US Capital LLC, (Germany), 1.13%, 12/06/2017	3,965,411
3,453,000	Bridgestone Americas, Inc., (Japan), 1.09%, 11/01/2017	3,452,896
2,400,000	Cancara Asset Securitisation LLC, 1.32%, 11/22/2017 (e)	2,398,212
2,500,000	CDP Financial, Inc., (Canada), 1.46%, 03/08/2018 (e)	2,487,893

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Paper — continued
3,920,000	Coca-Cola Co. (The), 1.15%, 12/11/2017	3,914,951
4,900,000	Colgate Palmolive Co Corporate Commercial Paper, 1.08%, 11/02/2017	4,899,702
2,630,000	Commonwealth Bank of Australia, (Australia), (ICE LIBOR USD 1 Month + 0.18%), 1.45%, 08/17/2018 (aa)	2,630,268
3,900,000	Exxon Mobil Corp., 1.08%, 11/02/2017	3,899,771
3,000,000	Fairway Finance Co. LLC, (ICE LIBOR USD 1 Month + 0.12%), 1.38%, 12/18/2017 (aa)	3,000,552
3,900,000	General Electric Co., 1.20%, 12/06/2017	3,895,398
2,630,000	Honeywell International Corporate Commercial Paper, 1.13%, 11/01/2017	2,629,918
2,000,000	Intl Business Machine Corp, 1.22%, 12/22/2017	1,996,701
5,200,000	Johnson & Johnson, 1.10%, 11/10/2017	5,198,405
5,000,000	Liberty Street Funding LLC, 1.20%, 11/13/2017	4,997,783
2,400,000	LMA-Americas LLC, 1.43%, 02/09/2018	2,390,425
2,400,000	Macquarie Bank Ltd., (Australia), 1.39%, 12/19/2017	2,395,554
3,970,000	MetLife Short Term Funding LLC, 1.16%, 11/15/2017	3,968,147
3,700,000	Mont Blanc Capital Corp., 1.34%, 12/14/2017	3,694,130
2,482,000	Nestle Capital Corp., (Switzerland), 1.17%, 12/04/2017	2,479,295
3,000,000	Ontario Teachers’ Finance Trust, (Canada), 1.41%, 01/08/2018	2,992,519
3,950,000	PACCAR Financial Corp., 1.14%, 11/20/2017	3,947,351
3,500,000	Thunder Bay Funding LLC, (ICE LIBOR USD 1 Month + 0.22%), 1.48%, 05/31/2018 (aa)	3,500,000
	Toronto-Dominion Bank (The),
1,300,000	(ICE LIBOR USD 1 Month + 0.19%), 1.44%, 10/03/2018 (aa)	1,299,883
1,800,000	(ICE LIBOR USD 1 Month + 0.20%), 1.46%, 08/21/2018 (aa)	1,799,854
1,300,000	(ICE LIBOR USD 1 Month + 0.13%), 1.60%, 03/02/2018 (aa)	1,300,181
4,000,000	Toyota Motor Credit Corp., 1.16%, 12/11/2017	3,994,702
1,300,000	Toyota Motor Finance Netherlands BV, (Japan), (ICE LIBOR USD 1 Month + 0.20%), 1.46%, 05/24/2018 (aa)	1,300,321
2,650,000	Unilever Capital Corp., (United Kingdom), 1.22%, 01/08/2018	2,643,900
2,700,000	Victory Receivables Corp., 1.25%, 11/03/2017	2,699,732

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Commercial Paper — continued
3,970,000	Wal-Mart Stores, Inc., 1.14%, 11/20/2017	3,967,523
1,400,000	Westpac Banking Corp., (Australia), (ICE LIBOR USD 1 Month + 0.18%), 1.44%, 08/16/2018 (aa)	1,399,721

	Total Commercial Paper (Cost $114,385,250)	114,386,457

SHARES
	Investment Companies — 18.4%
7,346,026	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.19% (b) (l) †	7,349,514

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Companies — continued
24,011,235	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l)	24,011,235

	Total Investment Companies (Cost $31,360,748)	31,360,749

	Total Investments — 95.7% (Cost $163,207,998)	163,210,487
	Other Assets in Excess of Liabilities — 4.3%	7,291,560

	NET ASSETS — 100.0%	$170,502,047

Percentages indicated are based on net assets.

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
100 oz Gold	11	12/2017	USD	1,397,550	(6,829)
Copper	32	12/2017	USD	2,480,800	111,342
Lean Hogs	135	12/2017	USD	3,672,000	584,782
Natural Gas	200	12/2017	USD	6,052,000	(426,522)
Silver	2	12/2017	USD	166,930	165
WTI Crude Oil	106	12/2017	USD	5,786,540	262,293
Brent Crude Oil	240	01/2018	USD	14,505,600	1,270,338
LME Aluminum Base Metal	10	01/2018	USD	539,625	8,059
LME Nickel Base Metal	4	01/2018	USD	295,104	41,427
LME Zinc Base Metal	4	01/2018	USD	327,600	13,475
Natural Gas	255	02/2018	USD	7,650,000	(454,566)
Sugar No. 11	7	02/2018	USD	115,562	4,997
WTI Crude Oil	113	02/2018	USD	6,183,360	283,198
WTI Crude Oil	508	02/2018	USD	27,797,760	29,154
Coffee ‘C’	2	03/2018	USD	96,450	(2,294)
Wheat	5	03/2018	USD	109,000	(7,640)
Live Cattle	6	04/2018	USD	306,180	4,482

					1,715,861

Short Contracts
Natural Gas	(4)	12/2017	USD	(121,040)	9,510
RBOB Gasoline	(3)	12/2017	USD	(215,775)	(15,821)
WTI Crude Oil	(508)	12/2017	USD	(27,731,720)	(36,886)
Natural Gas	(41)	02/2018	USD	(1,230,000)	81,086

					37,889

					1,753,750

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Over the Counter (“OTC”) Return swap contracts on Commodities and Commodities Indices outstanding as of October 31, 2017:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
BBG Heating Oil Index	0.14% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	07/12/2018	USD	6,390,000	427,899
BBG Industrial Metals Index	0.18% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	12/21/2017	USD	32,500,000	1,444,346
CBOT Soybean Oil May 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	04/26/2018	USD	4,708,800	57,659
CME Live Cattle April 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	04/05/2018	USD	8,092,665	122,441
COMEX Gold December 2017 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	11/28/2017	USD	18,437,099	112,093
Macquarie Commodity Product Index	0.22% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	12/04/2017	USD	5,211,000	1,328,491

								3,492,929

BBG Softs Index	0.14% and decreases in total return of the reference entity	Increases in total return of the reference entity	At termination	Macquarie Bank Ltd.	12/21/2017	USD	9,450,000	(254,631)
CBOT Corn May 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	04/26/2018	USD	12,796,656	(182,852)
CBOT HRW Wheat March 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	02/26/2018	USD	2,032,313	(76,731)
CBOT Soybean March 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	02/26/2018	USD	9,622,256	(20,418)
CBOT Soybean Meal March 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	02/26/2018	USD	5,128,800	(54,944)
CBOT Wheat March 2018 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	02/26/2018	USD	6,803,875	(1,130,989)
COMEX Silver December 2017 Futures	Increases in total return of reference entity	Decreases in total return of reference entity	At termination	Macquarie Bank Ltd.	11/28/2017	USD	6,592,365	(82,016)

								(1,802,581)

								1,690,348

Summary of total swap contracts outstanding as of October 31, 2017:
VALUE ($)
Assets
OTC Return swap contracts on Commodities and Commodities Indices outstanding	3,492,929

Total OTC swap contracts outstanding	3,492,929

Liabilities
OTC Return swap contracts on Commodities and Commodities Indices outstanding	(1,802,581)

Total OTC swap contracts outstanding	(1,802,581)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	7

JPMorgan Commodities Strategy Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

BBG	— Bloomberg
Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
RBOB	— Reformulated Blendstock for Oxygenate Blending
USD	— United States Dollar
WTI	— West Texas Intermediate

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(l)	— The rate shown is the current yield as of October 31, 2017.
(n)	— The rate shown is the effective yield as of October 31, 2017.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2017.
†	— The value of investments restricted as collateral for swaps to the broker is $7,341,029.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2017	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$131,849,738
Investments in affiliates, at value	24,019,720
Investments in affiliates — restricted, at value	7,341,029
Cash	2,822,514
Deposits at broker for futures contracts	2,555,000
Receivables:
Investment securities sold	270,010
Fund shares sold	1,432,920
Interest from non-affiliates	30,053
Dividends from affiliates	17,671
Variation margin on futures contracts	5,425
Outstanding OTC swap contracts, at value	3,492,929

Total Assets	173,837,009

LIABILITIES:
Payables:
Investment securities purchased	1,271,105
Outstanding OTC swap contracts, at value	1,802,581
Accrued liabilities:
Investment advisory fees	61,212
Administration fees	3,128
Distribution fees	508
Service fees	335
Custodian and accounting fees	26,537
Trustees’ and Chief Compliance Officer’s fees	220
Other	169,336

Total Liabilities	3,334,962

Net Assets	$170,502,047

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$168,711,827
Accumulated undistributed (distributions in excess of) net investment income	74,710
Accumulated net realized gains (losses)	(1,731,077)
Net unrealized appreciation (depreciation)	3,446,587

Total Net Assets	$170,502,047

Net Assets:
Class A	$1,247,492
Class C	354,748
Class I (formerly Select Class)	2,414,485
Class R6	166,485,322

Total	$170,502,047

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	140,240
Class C	40,847
Class I (formerly Select Class)	267,986
Class R6	18,349,809

Net Asset Value (a):
Class A — Redemption price per share	$8.90
Class C — Offering price per share (b)	8.68
Class I (formerly Select Class) — Offering and redemption price per share	9.01
Class R6 — Offering and redemption price per share	9.07
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.39

Cost of investments in non-affiliates	$131,847,250
Cost of investments in affiliates	24,018,248
Cost of investments in affiliates — restricted	7,342,500

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$962,648
Interest income from affiliates	11
Dividend income from affiliates	164,190

Total investment income	1,126,849

EXPENSES:
Investment advisory fees	1,482,169
Administration fees	148,141
Distribution fees:
Class A	2,854
Class C	2,711
Service fees:
Class A	2,854
Class C	903
Class I (formerly Select Class)	2,414
Custodian and accounting fees	72,350
Professional fees	137,059
Trustees’ and Chief Compliance Officer’s fees	40,427
Printing and mailing costs	18,981
Registration and filing fees	91,665
Transfer agency fees (See Note 2.D)	4,629
Sub-transfer agency fees (See Note 2.D)	13
Other	6,080

Total expenses	2,013,250

Less fees waived	(845,102)
Less expense reimbursements	(699)

Net expenses	1,167,449

Net investment income (loss)	(40,600)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	300
Investments in affiliates	5,721
Options Purchased	(79,984)
Futures contracts	(2,728,014)
Swaps	(1,283,992)

Net realized gain (loss)	(4,085,969)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,164
Investments in affiliates	(2,147)
Options Purchased	40,852
Futures contracts	1,968,526
Swaps	3,557,364

Change in net unrealized appreciation/depreciation	5,565,759

Net realized/unrealized gains (losses)	1,479,790

Change in net assets resulting from operations	$1,439,190

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2017

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(40,600)	$(388,133)
Net realized gain (loss)	(4,085,969)	(1,744,207)
Change in net unrealized appreciation/depreciation	5,565,759	(713,251)

Change in net assets resulting from operations	1,439,190	(2,845,591)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	84,593,830	36,984,504

NET ASSETS:
Change in net assets	86,033,020	34,138,913
Beginning of period	84,469,027	50,330,114

End of period	$170,502,047	$84,469,027

Accumulated undistributed (distributions in excess of) net investment income	$74,710	$39,386

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	13

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Commodities Strategy Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$523,744	$757,403
Cost of shares redeemed	(455,798)	(393,348)

Change in net assets resulting from Class A capital transactions	$67,946	$364,055

Class C
Proceeds from shares issued	$214,430	$346,153
Cost of shares redeemed	(163,200)	(104,040)

Change in net assets resulting from Class C capital transactions	$51,230	$242,113

Class I (formerly Select Class)
Proceeds from shares issued	$1,911,822	$357,196
Cost of shares redeemed	(450,569)	(31,446,336)

Change in net assets resulting from Class I capital transactions	$1,461,253	$(31,089,140)

Class R6
Proceeds from shares issued	$99,190,693	$75,257,628
Cost of shares redeemed	(16,177,292)	(7,790,152)

Change in net assets resulting from Class R6 capital transactions	$83,013,401	$67,467,476

Total change in net assets resulting from capital transactions	$84,593,830	$36,984,504

SHARE TRANSACTIONS:
Class A
Issued	59,284	87,935
Redeemed	(52,284)	(46,134)

Change in Class A Shares	7,000	41,801

Class C
Issued	24,914	39,759
Redeemed	(19,095)	(12,329)

Change in Class C Shares	5,819	27,430

Class I (formerly Select Class)
Issued	211,690	43,536
Redeemed	(49,275)	(3,490,837)

Change in Class I Shares	162,415	(3,447,301)

Class R6
Issued	10,903,155	8,184,048
Redeemed	(1,754,004)	(869,295)

Change in Class R6 Shares	9,149,151	7,314,753

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2017	J.P. MORGAN FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Commodities Strategy Fund
Class A
Year Ended October 31, 2017	$8.78	$(0.04)	$0.16	$0.12	$—
Year Ended October 31, 2016	9.01	(0.08)	(0.15)	(0.23)	—
Year Ended October 31, 2015	12.30	(0.11)	(3.18)	(3.29)	—
Year Ended October 31, 2014	13.18	(0.16)	(0.72)	(0.88)	—
December 17, 2012 (f) through October 31, 2013	15.00	(0.14)	(1.68)	(1.82)	—

Class C
Year Ended October 31, 2017	8.62	(0.08)	0.14	0.06	—
Year Ended October 31, 2016	8.88	(0.13)	(0.13)	(0.26)	—
Year Ended October 31, 2015	12.19	(0.17)	(3.14)	(3.31)	—
Year Ended October 31, 2014	13.12	(0.22)	(0.71)	(0.93)	—
December 17, 2012 (f) through October 31, 2013	15.00	(0.20)	(1.68)	(1.88)	—

Class I (formerly Select Class)
Year Ended October 31, 2017	8.87	(0.02)	0.16	0.14	—
Year Ended October 31, 2016	9.08	(0.06)	(0.15)	(0.21)	—
Year Ended October 31, 2015	12.36	(0.10)	(3.18)	(3.28)	—
Year Ended October 31, 2014	13.21	(0.13)	(0.72)	(0.85)	—
December 17, 2012 (f) through October 31, 2013	15.00	(0.11)	(1.68)	(1.79)	—

Class R6
Year Ended October 31, 2017	8.92	— (h)	0.15	0.15	—
Year Ended October 31, 2016	9.12	(0.05)	(0.15)	(0.20)	—
Year Ended October 31, 2015	12.40	(0.08)	(3.20)	(3.28)	—
Year Ended October 31, 2014	13.22	(0.10)	(0.72)	(0.82)	—	(h)
December 17, 2012 (f) through October 31, 2013	15.00	(0.09)	(1.69)	(1.78)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$8.90	1.37%	$1,247,492	1.21%		(0.47)%		1.98%		0%
8.78	(2.55)	1,170,180	1.21		(0.99)		2.53		0
9.01	(26.75)	823,931	1.21		(1.14)		2.30		0
12.30	(6.68)	160,388	1.20		(1.16)		2.03		0
13.18	(12.13)	43,924	1.22	(g)	(1.16	)(g)	2.74	(g)	0

8.68	0.70	354,748	1.71		(0.94)		2.58		0
8.62	(2.93)	301,866	1.73		(1.51)		3.25		0
8.88	(27.15)	67,492	1.73		(1.68)		2.84		0
12.19	(7.09)	74,710	1.71		(1.67)		2.53		0
13.12	(12.53)	43,733	1.72	(g)	(1.66	)(g)	3.24	(g)	0

9.01	1.58	2,414,485	0.96		(0.21)		1.81		0
8.87	(2.31)	936,623	0.92		(0.72)		2.14		0
9.08	(26.54)	32,246,991	0.98		(0.92)		1.90		0
12.36	(6.43)	74,890,429	0.97		(0.93)		1.79		0
13.21	(11.93)	92,256,260	0.97	(g)	(0.91	)(g)	2.10	(g)	0

9.07	1.68	166,485,322	0.81		(0.02)		1.40		0
8.92	(2.19)	82,060,358	0.83		(0.61)		1.85		0
9.12	(26.45)	17,191,700	0.82		(0.77)		1.64		0
12.40	(6.19)	48,113,945	0.82		(0.78)		1.53		0
13.22	(11.87)	38,913,194	0.82	(g)	(0.76	)(g)	1.86	(g)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class I^ and Class R6	Non-diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Commodities Strategy Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the

Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,360,749	$131,849,738	$—	$163,210,487

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,704,308	$—	$—	$2,704,308
Swaps (a)	—	3,492,929	—	3,492,929

Total Appreciation in Other Financial Instruments	$2,704,308	$3,492,929	$—	$6,197,237

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(950,558)	$—	$—	$(950,558)
Swaps (a)	—	(1,802,581)	—	(1,802,581)

Total Depreciation in Other Financial Instruments	$(950,558)	$(1,802,581)	$—	$(2,753,139)

(a)	Portfolio holdings designated as level 1 and level 2 are disclosed individually on the CSOI. Level 1 consists of money market mutual funds that are held for daily investments of cash. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2017.

B. Derivatives — The Fund used instruments including futures, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest for hedging and risk management purposes and to seek to enhance portfolio performance. Derivatives may also be used for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets; to protect against currency fluctuations; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; and/or to gain exposure to certain markets in the most economical way possible.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and

OCTOBER 31, 2017	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes B(1) — B(3) below describe the various derivatives used by the Fund. These derivatives expose the Fund to commodity risk.

(1). Futures Contracts — The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the derivatives value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Options — The Fund may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(3). Return Swaps on Commodities and Commodity Indices — The Fund used return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive

20	J.P. MORGAN FUNDS	OCTOBER 31, 2017

collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2017 is as follows:

Counterparty		Value of swap contracts	Collateral amount
Macquarie Bank Ltd.	Collateral Posted	$1,690,348	$7,341,029

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s activities in return swaps are concentrated with one counterparty. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Macquarie Bank Ltd.	$3,492,929	$(1,802,581)	$—	$1,690,348

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Macquarie Bank Ltd.	$1,802,581	$(1,802,581)	$—	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, options and swap activity during the year ended October 31, 2017.

Futures Contracts — Interest rate:
Average Notional Balance Long	$365,436	(a)
Futures Contracts — Commodities:
Average Notional Balance Long	$97,348,654
Average Notional Balance Short	62,754,876
Ending Notional Balance Long	77,482,061
Ending Notional Balance Short	29,298,535
Exchange-Traded Options:
Average Number of Contracts Purchased	16
Return Swaps on Commodities:
Average Notional Balance Long	$60,687,036
Average Notional Balance Short	2,931,138	(b)
Ending Notional Balance Long	74,214,829
Return Swaps on Commodity Indices:
Average Notional Balance Long	$44,960,692
Ending Notional Balance Long	53,551,000

(a)	For the period June 1, 2017 through June 30, 2017.
(b)	For the period November 1, 2016 through Feb 28, 2017.

The Fund’s derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2017 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$917	$634	$1,545	$1,533	$4,629
Sub-transfer agency fees	—	—	13	—	13

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(2,432,976)	$75,924	$2,357,052

The reclassifications for the Fund relate primarily to investments in the Subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement

22	J.P. MORGAN FUNDS	OCTOBER 31, 2017

(excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of

JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, JPMDS retained the following amounts:

Front-End Sales Charge	CDSC
$596	$50

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For performing these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.85%

Effective November 1, 2017, the contractual expense limitations were lowered to 0.95%, 1.45%, 0.70% and 0.55% for Class A, Class C, Class I and Class R6 Shares, respectively, and is in place until at least October 31, 2019.

For the year ended October 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$669,377	$116,655	$4,851	$790,883	$699

OCTOBER 31, 2017	J.P. MORGAN FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

Waivers resulting from investments in these money market funds for the year ended October 31, 2017 were $54,219.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases of long-term investments were $5,300,000. Additionally, during the year ended October 31, 2017, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at October 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$223,184,736	$—	$46,649,183	$(46,649,183)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in the Subsidiary.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in the Subsidiary of approximately $46.7 million, which, if realized, is not deductible for income tax purposes.

During the years ended October 31, 2017 and October 31, 2016, the Fund did not make any distributions.

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$84,707	$(1,861)	$1,717,371

The cumulative timing differences primarily consist of investments in the Subsidiary.

During the year ended October 31, 2017 the Subsidiary had approximately $2.2 million of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

As of October 31, 2017, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$1,861	$—

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards in the amount of $300.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2017

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2017, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
11.3%	75.4%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more

OCTOBER 31, 2017	J.P. MORGAN FUNDS	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of October 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Commodities Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Commodities Strategy Fund (a separate series of JPMorgan Trust I) and its subsidiary (the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

OCTOBER 31, 2017	J.P. MORGAN FUNDS	27

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

28	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	29

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017 .

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$1,021.80	$6.06	1.19%
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class C
Actual	1,000.00	1,017.60	8.65	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Class I (formerly Select Class)
Actual	1,000.00	1,021.50	4.84	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class R6
Actual	1,000.00	1,022.50	4.08	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2017	J.P. MORGAN FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth quintile for the one-year period ended December 31, 2016 based upon the Peer Group, and in the third quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2016. The Trustees noted that the Fund’s performance for Class I shares was in the third quintile based upon the Universe for both the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative share classes are summarized below:

The Trustees noted that, the Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that net advisory fee and actual total expenses for Class I shares were in the second and third quintiles based upon the Universe, respectively. The Trustees also noted that the Fund’s contractual Fee Caps were lowered effective November 1, 2017. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-CSTRAT-1017

Annual Report

J.P. Morgan Funds

October 31, 2017

JPMorgan Systematic Alpha Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	J.P. MORGAN FUNDS	1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	1.18%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.72%

Net Assets as of 10/31/2017	$473,098,941

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming the U.S. and other developed equities markets. The world’s leading economies continued to expand through October 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. While low interest rates generally weighed on developed market bond prices, investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) hit fresh highs on 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (“EU”) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and a snap election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Overall, global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class I Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2017. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the reporting period, the Fund’s alternative investment strategies experienced modest positive performance, with gains from its equity market neutral and event driven strategies partially offset by losses from the Fund’s macro strategies.

The Fund’s equity market neutral strategy was the leading contributor to absolute performance. From a return perspective, the momentum factor led the way, outpacing weakness from the value factor in a reversal from the environment in 2016.

The Fund’s event-driven strategy generated a positive overall return. During the reporting period, the merger arbitrage sub-strategy was the leading contributor within the event-driven strategy, benefiting from a high proportion of “friendly” mergers during the reporting period that were considered more likely to be completed. The Fund’s share repurchase and conglomerate discount arbitrage sub-strategies detracted from absolute performance, partially offsetting gains from the merger arbitrage sub-strategy.

The Fund’s macro investment strategies generated negative returns, with losses from relative value fixed income, foreign exchange and commodity-based return factors offsetting gains from time-series momentum factors.

The Fund’s convertible bond arbitrage strategy was flat over the reporting period.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund’s risk was diversified across its investment strategies. Risk within the event-driven strategy remained below the historical average, reflecting below average activity levels. In the equity market neutral strategy, aggregate risk was at the lower end of the typical range for much of the period, however the macro strategy was running near long-term target risk levels.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2017

RISK ALLOCATION AS OF OCTOBER 31, 2017

Asset Class / Strategy	% of Risk Allocation***
Convertible Arbitrage (1)	8.6%
Equity Market Neutral (2)	48.4
Event Driven (3)	12.7
Macro Based (4)	30.3

TOP TEN HOLDINGS OF THE PORTFOLIO (a)
1.	Rockwell Collins, Inc.	1.4%
2.	Calpine Corp.	1.3
3.	Monsanto Co.	1.3
4.	Scripps Networks Interactive, Inc., Class A	1.3
5.	Akorn, Inc.	1.2
6.	Brocade Communications Systems, Inc.	1.2
7.	VWR Corp.	0.9
8.	NXP Semiconductors NV (Netherlands)	0.8
9.	WGL Holdings, Inc.	0.7
10.	Gigamon, Inc.	0.6

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of October 31, 2017 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).
(2)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(3)	Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(4)	Macro Based Strategies aim to exploit macro economic imbalances across the globe through a broad range of asset classes including, but not limited to fixed income, currency and commodities.
(a)	Percentages indicated are based upon total market value of investments as of October 31, 2017. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
With Sales Charge*		(3.61)%	(0.82)%	1.28%
Without Sales Charge		0.93	0.70	2.27
CLASS C SHARES	February 12, 2013
With CDSC**		(0.53)	0.21	1.76
Without CDSC		0.47	0.21	1.76
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 12, 2013	1.18	0.94	2.52
CLASS R6 SHARES	February 12, 2013	1.41	1.20	2.73

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares (formerly Select Class Shares) of the JPMorgan Systematic Alpha Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from February 12, 2013 to October 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares (formerly Select Class Shares) have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2017

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 46.5%
	Consumer Discretionary — 7.1%
	Auto Components — 0.6%
12,573	BorgWarner, Inc.	662,848
1,777	Cooper-Standard Holdings, Inc. (a)	198,100
11,600	Delphi Automotive plc	1,152,808
31,675	Gentex Corp.	614,812
576	Lear Corp.	101,140
3,708	Linamar Corp., (Canada)	224,992

		2,954,700

	Diversified Consumer Services — 0.1%
25,613	H&R Block, Inc.	633,666

	Hotels, Restaurants & Leisure — 1.5%
45,300	Bloomin’ Brands, Inc.	805,434
7,500	Buffalo Wild Wings, Inc. (a)	886,500
3,900	Churchill Downs, Inc.	813,345
27,900	ILG, Inc.	827,793
62,600	La Quinta Holdings, Inc. (a)	1,103,012
18,600	SeaWorld Entertainment, Inc. (a)	213,528
12,200	Six Flags Entertainment Corp.	766,038
13,876	Wyndham Worldwide Corp.	1,482,651

		6,898,301

	Household Durables — 0.6%
14,700	Garmin Ltd.	832,167
5,741	KB Home	157,476
2,139	MDC Holdings, Inc.	79,228
29,400	PulteGroup, Inc.	888,762
28,892	Taylor Morrison Home Corp., Class A (a)	697,742

		2,655,375

	Leisure Products — 0.2%
15,300	Bandai Namco Holdings, Inc., (Japan)	524,301
25,300	Heiwa Corp., (Japan)	466,525

		990,826

	Media — 1.9%
14,800	AMC Networks, Inc., Class A (a)	753,024
11,996	John Wiley & Sons, Inc., Class A	655,582
9,766	Meredith Corp.	517,598
8,969	Omnicom Group, Inc.	602,627
67,225	Scripps Networks Interactive, Inc., Class A	5,598,498
21,669	Sinclair Broadcast Group, Inc., Class A	686,907

		8,814,236

	Multiline Retail — 0.3%
1,949	Big Lots, Inc.	100,003
23,699	Dillard’s, Inc., Class A	1,203,909

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — continued
5,943	Target Corp.	350,875

		1,654,787

	Specialty Retail — 1.4%
15,405	Aaron’s, Inc.	566,904
33,599	American Eagle Outfitters, Inc.	437,459
2,283	Best Buy Co., Inc.	127,802
87,370	Chico’s FAS, Inc.	698,086
1,482	Children’s Place, Inc. (The)	161,242
25,169	Dick’s Sporting Goods, Inc.	615,886
39,800	Michaels Cos., Inc. (The) (a)	772,916
3,900	O’Reilly Automotive, Inc. (a)	822,705
93,913	Rent-A-Center, Inc.	933,495
48,400	Sally Beauty Holdings, Inc. (a)	837,804
13,000	Signet Jewelers Ltd.	852,410

		6,826,709

	Textiles, Apparel & Luxury Goods — 0.5%
3,400	Deckers Outdoor Corp. (a)	232,016
15,300	Michael Kors Holdings Ltd. (a)	746,793
5,204	PVH Corp.	659,919
23,321	Wolverine World Wide, Inc.	636,663

		2,275,391

	Total Consumer Discretionary	33,703,991

	Consumer Staples — 3.6%
	Beverages — 0.3%
7,327	Dr Pepper Snapple Group, Inc.	627,631
5,808	PepsiCo, Inc.	640,216

		1,267,847

	Food & Staples Retailing — 0.8%
8,769	CVS Health Corp.	600,940
7,300	Matsumotokiyoshi Holdings Co. Ltd., (Japan)	524,965
221,374	Metcash Ltd., (Australia)	457,315
16,178	United Natural Foods, Inc. (a)	627,221
9,738	Walgreens Boots Alliance, Inc.	645,337
7,574	Wal-Mart Stores, Inc.	661,286
23,722	Woolworths Ltd., (Australia)	470,281

		3,987,345

	Food Products — 1.6%
30,626	Bob Evans Farms, Inc.	2,364,021
14,424	Campbell Soup Co.	683,265
19,384	Conagra Brands, Inc.	662,157
35,032	Flowers Foods, Inc.	666,659
2,894	Fresh Del Monte Produce, Inc.	128,812

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food Products — continued
1,100	Lamb Weston Holdings, Inc.	56,089
6,586	McCormick & Co., Inc. (Non-Voting)	655,505
18,500	Nichirei Corp., (Japan)	476,233
87,500	Nippon Suisan Kaisha Ltd., (Japan)	535,374
4,404	Sanderson Farms, Inc.	658,706
9,164	Tyson Foods, Inc., Class A	668,147

		7,554,968

	Household Products — 0.7%
17,596	Central Garden & Pet Co., Class A (a)	649,469
13,841	Church & Dwight Co., Inc.	625,198
5,663	Kimberly-Clark Corp.	637,144
7,145	Procter & Gamble Co. (The)	616,899
5,947	Spectrum Brands Holdings, Inc.	653,694

		3,182,404

	Personal Products — 0.2%
10,270	Nu Skin Enterprises, Inc., Class A	653,275
1,149	USANA Health Sciences, Inc. (a)	75,489

		728,764

	Tobacco — 0.0% (g)
3,789	Universal Corp.	217,299

	Total Consumer Staples	16,938,627

	Energy — 2.5%
	Energy Equipment & Services — 1.4%
54,083	Archrock, Inc.	648,996
4,800	Basic Energy Services, Inc. (a)	90,528
12,847	Helmerich & Payne, Inc.	697,721
92,282	Nabors Industries Ltd.	519,548
19,202	National Oilwell Varco, Inc.	656,516
138,155	Noble Corp. plc (a)	574,725
26,313	Oceaneering International, Inc.	532,049
31,257	Patterson-UTI Energy, Inc.	618,263
29,201	RPC, Inc.	709,876
7,300	Tidewater, Inc. (a)	198,925
64,346	Transocean Ltd. (a)	675,633
31,465	Unit Corp. (a)	589,025

		6,511,805

	Oil, Gas & Consumable Fuels — 1.1%
4,500	Bonanza Creek Energy, Inc. (a)	152,235
113,065	CONSOL Energy, Inc. (a)	1,823,739
23,840	CVR Energy, Inc.	654,408
3,300	Energen Corp. (a)	170,610
18,112	HollyFrontier Corp.	669,238

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
11,461	Marathon Petroleum Corp.	684,680
6,800	Peabody Energy Corp. (a)	210,052
2,500	SandRidge Energy, Inc. (a)	46,925
41,900	Showa Shell Sekiyu KK, (Japan)	494,305
9,900	Stone Energy Corp. (a)	291,258
2,200	Valero Energy Corp.	173,558

		5,371,008

	Total Energy	11,882,813

	Financials — 3.1%
	Banks — 0.7%
7,880	Bank of Montreal, (Canada)	603,659
7,743	Bank of Nova Scotia (The), (Canada)	499,835
14,400	CIT Group, Inc.	671,328
6,550	Royal Bank of Canada, (Canada)	512,130
8,555	Toronto-Dominion Bank (The), (Canada)	486,337
55,411	Valley National Bancorp	637,226

		3,410,515

	Capital Markets — 0.2%
41,313	BGC Partners, Inc., Class A	626,718
13,892	IGM Financial, Inc., (Canada)	489,628

		1,116,346

	Consumer Finance — 0.2%
66,400	Navient Corp.	827,344

	Diversified Financial Services — 0.2%
20,500	Voya Financial, Inc.	823,280

	Insurance — 1.8%
12,600	American International Group, Inc.	814,086
6,470	Assurant, Inc.	651,205
17,340	Assured Guaranty Ltd.	643,314
12,027	Athene Holding Ltd., Class A (a)	626,968
26,548	CNO Financial Group, Inc.	636,356
2,758	Everest Re Group Ltd.	654,887
23,569	Fidelity & Guaranty Life	732,996
12,920	First American Financial Corp.	703,106
33,235	Old Republic International Corp.	674,338
9,600	Principal Financial Group, Inc.	632,160
5,971	Prudential Financial, Inc.	659,557
10,400	State National Cos., Inc.	218,608
12,517	Unum Group	651,385

		8,298,966

	Total Financials	14,476,451

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 5.9%
	Biotechnology — 0.0% (g)
9,000	Acorda Therapeutics, Inc. (a)	239,175
393	AquaBounty Technologies, Inc. (a)	2,476

		241,651

	Health Care Equipment & Supplies — 1.5%
2,772	Cooper Cos., Inc. (The)	666,001
58,910	Getinge AB, (Sweden), Class B	1,159,561
15,064	Halyard Health, Inc. (a)	634,948
8,149	Hill-Rom Holdings, Inc.	657,706
17,648	Hologic, Inc. (a)	667,977
7,623	Masimo Corp. (a)	668,994
4,519	Natus Medical, Inc. (a)	191,605
67,234	NxStage Medical, Inc. (a)	1,811,956
2,704	Teleflex, Inc.	640,794

		7,099,542

	Health Care Providers & Services — 1.1%
6,261	Aetna, Inc.	1,064,558
440	Chemed Corp.	98,309
3,477	Cigna Corp.	685,734
36,600	Community Health Systems, Inc. (a)	215,940
5,374	Express Scripts Holding Co. (a)	329,373
14,103	HealthSouth Corp.	650,712
792	Humana, Inc.	202,237
10,058	Owens & Minor, Inc.	247,125
28,921	PharMerica Corp. (a)	847,385
1,915	Quest Diagnostics, Inc.	179,589
759	UnitedHealth Group, Inc.	159,557
3,692	WellCare Health Plans, Inc. (a)	730,056

		5,410,575

	Life Sciences Tools & Services — 1.4%
9,785	Agilent Technologies, Inc.	665,674
12,453	Cambrex Corp. (a)	538,592
9,176	PerkinElmer, Inc.	663,608
8,000	Quintiles IMS Holdings, Inc. (a)	864,800
113,809	VWR Corp. (a)	3,767,078

		6,499,752

	Pharmaceuticals — 1.9%
171,359	Akorn, Inc. (a)	5,581,163
858	Johnson & Johnson	119,614
32,046	Mallinckrodt plc (a)	1,014,897
10,265	Merck & Co., Inc.	565,499
20,700	Mitsubishi Tanabe Pharma Corp., (Japan)	455,594
18,057	Pfizer, Inc.	633,078

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
4,425	STADA Arzneimittel AG, (Germany)	425,501

		8,795,346

	Total Health Care	28,046,866

	Industrials — 6.3%
	Aerospace & Defense — 1.4%
3,489	L3 Technologies, Inc.	653,071
42,212	Rockwell Collins, Inc.	5,723,947

		6,377,018

	Airlines — 0.6%
12,520	Delta Air Lines, Inc.	626,376
16,340	Hawaiian Holdings, Inc. (a)	547,390
32,173	JetBlue Airways Corp. (a)	616,113
107,017	Qantas Airways Ltd., (Australia)	505,081
10,947	United Continental Holdings, Inc. (a)	640,180

		2,935,140

	Building Products — 0.0% (g)
1,810	Owens Corning	149,669

	Commercial Services & Supplies — 0.6%
17,086	Brady Corp., Class A	650,122
2,446	Deluxe Corp.	170,364
18,331	Herman Miller, Inc.	615,922
28,626	Quad/Graphics, Inc.	652,386
10,281	Republic Services, Inc.	668,985

		2,757,779

	Construction & Engineering — 0.2%
40,420	Chicago Bridge & Iron Co. NV	563,455
76,600	Penta-Ocean Construction Co. Ltd., (Japan)	506,753

		1,070,208

	Electrical Equipment — 0.7%
9,567	AMETEK, Inc.	645,677
8,388	Eaton Corp. plc	671,208
9,549	EnerSys	662,414
90,000	Fuji Electric Co. Ltd., (Japan)	652,061
8,257	Regal Beloit Corp.	670,055

		3,301,415

	Industrial Conglomerates — 0.2%
7,900	Honeywell International, Inc.	1,138,864

	Machinery — 1.9%
37,784	Allison Transmission Holdings, Inc.	1,605,442
1,313	Barnes Group, Inc.	85,463
7,909	Crane Co.	657,396

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — continued
3,733	Cummins, Inc.	660,293
12,907	Greenbrier Cos., Inc. (The)	673,745
4,591	Hillenbrand, Inc.	181,574
7,185	Ingersoll-Rand plc	636,591
7,519	Oshkosh Corp.	688,440
16,100	Pentair plc, (United Kingdom)	1,134,406
4,164	Stanley Black & Decker, Inc.	672,694
16,700	Terex Corp.	786,737
12,984	Timken Co. (The)	612,196
7,200	Trinity Industries, Inc.	234,144
8,656	Wabash National Corp.	194,760

		8,823,881

	Professional Services — 0.1%
5,334	ManpowerGroup, Inc.	657,576

	Trading Companies & Distributors — 0.6%
15,600	AerCap Holdings NV, (Ireland) (a)	821,184
10,075	Applied Industrial Technologies, Inc.	641,274
13,864	Rush Enterprises, Inc., Class A (a)	704,014
4,532	United Rentals, Inc. (a)	641,187

		2,807,659

	Total Industrials	30,019,209

	Information Technology — 9.7%
	Communications Equipment — 1.8%
477,358	Brocade Communications Systems, Inc.	5,561,221
6,886	Cisco Systems, Inc.	235,157
5,575	F5 Networks, Inc. (a)	676,080
8,737	InterDigital, Inc.	640,859
25,345	Juniper Networks, Inc.	629,316
14,468	Plantronics, Inc.	656,269

		8,398,902

	Electronic Equipment, Instruments & Components — 1.2%
21,110	Benchmark Electronics, Inc. (a)	653,354
11,640	Corning, Inc.	364,448
10,991	Dolby Laboratories, Inc., Class A	636,819
14,663	Insight Enterprises, Inc. (a)	660,568
3,782	Methode Electronics, Inc.	177,376
14,985	Orbotech Ltd., (Israel) (a)	670,129
16,866	Sanmina Corp. (a)	551,940
7,097	Tech Data Corp. (a)	658,389
42,743	TTM Technologies, Inc. (a)	674,485
30,941	Vishay Intertechnology, Inc.	688,437

		5,735,945

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.6%
653	Alphabet, Inc., Class A (a)	674,575
48,555	Bankrate, Inc. (a)	674,915
26,229	Blucora, Inc. (a)	569,169
8,773	j2 Global, Inc.	650,430
8,500	Mixi, Inc., (Japan)	414,391

		2,983,480

	IT Services — 0.9%
4,280	Amdocs Ltd.	278,628
1,700	Automatic Data Processing, Inc.	197,642
19,257	Convergys Corp.	495,482
14,600	DST Systems, Inc.	855,852
12,500	DXC Technology Co.	1,144,000
52,000	MoneyGram International, Inc. (a)	808,600
2,823	Science Applications International Corp.	207,039
12,715	Western Union Co. (The)	252,520

		4,239,763

	Semiconductors & Semiconductor Equipment — 2.8%
1,549	Advanced Energy Industries, Inc. (a)	131,231
7,369	Analog Devices, Inc.	672,790
11,827	Applied Materials, Inc.	667,398
7,832	Intel Corp.	356,278
29,611	Kulicke & Soffa Industries, Inc., (Singapore) (a)	670,689
3,256	Lam Research Corp.	679,104
13,065	Maxim Integrated Products, Inc.	686,435
7,033	Microchip Technology, Inc.	666,728
31,725	NXP Semiconductors NV, (Netherlands) (a)	3,713,411
17,064	Semtech Corp. (a)	700,477
7,436	Silicon Laboratories, Inc. (a)	705,676
6,334	Skyworks Solutions, Inc.	721,189
10,528	Teradyne, Inc.	451,546
7,003	Texas Instruments, Inc.	677,120
9,100	Ulvac, Inc., (Japan)	644,681
16,720	Versum Materials, Inc.	703,578
29,449	Xperi Corp.	677,327

		13,525,658

	Software — 2.1%
50,721	BroadSoft, Inc. (a)	2,782,047
7,909	Citrix Systems, Inc. (a)	653,362
74,516	Gigamon, Inc. (a)	2,868,866
17,400	Nexon Co. Ltd., (Japan)	468,045
5,213	Oracle Corp.	265,342
21,582	Progress Software Corp.	913,566
28,255	Silver Spring Networks, Inc. (a)	455,471

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
7,848	Synopsys, Inc. (a)	679,009
5,574	VMware, Inc., Class A (a)	667,152

		9,752,860

	Technology Hardware, Storage & Peripherals — 0.3%
656	Apple, Inc.	110,890
29,800	HP, Inc.	642,190
17,663	NCR Corp. (a)	566,806

		1,319,886

	Total Information Technology	45,956,494

	Materials — 4.3%
	Chemicals — 2.6%
11,175	Cabot Corp.	681,228
31,890	Calgon Carbon Corp.	692,013
7,370	Eastman Chemical Co.	669,270
18,800	Hitachi Chemical Co. Ltd., (Japan)	536,097
22,581	Huntsman Corp.	723,044
12,504	Innophos Holdings, Inc.	611,821
25,400	Kuraray Co. Ltd., (Japan)	500,242
1,193	LyondellBasell Industries NV, Class A	123,511
22,000	Mitsubishi Gas Chemical Co., Inc., (Japan)	538,179
46,550	Monsanto Co.	5,637,205
102,500	Platform Speciality Products (a)	1,096,750
21,000	Tosoh Corp., (Japan)	453,196
1,384	Trinseo SA	98,264

		12,360,820

	Containers & Packaging — 0.5%
11,677	Greif, Inc., Class A	648,424
25,503	Owens-Illinois, Inc. (a)	609,267
5,612	Packaging Corp. of America	652,507
10,980	WestRock Co.	673,403

		2,583,601

	Metals & Mining — 1.0%
52,802	BlueScope Steel Ltd., (Australia)	519,837
29,977	Commercial Metals Co.	583,952
102,515	Fortescue Metals Group Ltd., (Australia)	364,503
6,546	Kaiser Aluminum Corp.	649,232
143,089	Regis Resources Ltd., (Australia)	425,067
44,200	Sandstorm Gold Ltd., (Canada) (a)	190,491
22,335	Schnitzer Steel Industries, Inc., Class A	657,766
17,321	Steel Dynamics, Inc.	644,515
70,278	Westgold Resources Ltd., (Australia) (a)	100,440
14,568	Worthington Industries, Inc.	662,844

		4,798,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.2%
23,659	Louisiana-Pacific Corp. (a)	643,051
3,503	Schweitzer-Mauduit International, Inc.	147,932

		790,983

	Total Materials	20,534,051

	Real Estate — 0.3%
	Real Estate Management & Development — 0.3%
5,300	CBRE Group, Inc., Class A (a)	208,396
29,571	First Capital Realty, Inc., (Canada)	468,973
24,600	Nomura Real Estate Holdings, Inc., (Japan)	541,460

	Total Real Estate	1,218,829

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.5%
13,207	Straight Path Communications, Inc., Class B (a)	2,397,203
	Wireless Telecommunication Services — 0.1%
19,700	NTT DOCOMO, Inc., (Japan)	477,109

	Total Telecommunication Services	2,874,312

	Utilities — 3.1%
	Electric Utilities — 0.3%
10,545	Eversource Energy	660,539
18,470	Hawaiian Electric Industries, Inc.	673,416

		1,333,955

	Gas Utilities — 0.8%
13,537	UGI Corp.	647,881
39,747	WGL Holdings, Inc.	3,406,318

		4,054,199

	Independent Power and Renewable Electricity Producers — 1.5%
57,963	AES Corp.	616,147
382,015	Calpine Corp. (a)	5,707,304
34,716	NRG Yield, Inc., Class C	645,717

		6,969,168

	Multi-Utilities — 0.5%
2,454	Ameren Corp.	152,123
36,266	Avista Corp.	1,894,536
5,493	CenterPoint Energy, Inc.	162,483

		2,209,142

	Total Utilities	14,566,464

	Total Common Stocks (Cost $207,046,037)	220,218,107

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Convertible Preferred Stocks — 1.9%
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
9,898	Hess Corp., 8.00%, 02/01/2019 ($50 par value)	546,369
13,190	Kinder Morgan, Inc., Series A, 9.75%, 10/26/2018 ($49 par value)	495,944
19,901	Southwestern Energy Co., Series B, 6.25%, 01/15/2018 ($50 par value)	253,340

	Total Energy	1,295,653

	Financials — 0.2%
	Banks — 0.2%
459	Bank of America Corp., Series L, 7.25% ($1,000 par value)	595,305
460	Wells Fargo & Co., Series L, 7.50% ($1,000 par value)	602,600

	Total Financials	1,197,905

	Health Care — 0.4%
	Health Care Equipment & Supplies — 0.1%
10,550	Becton Dickinson and Co., Series A, 6.13%, 05/01/2020 ($50 par value)	598,924

	Health Care Providers & Services — 0.1%
11,455	Anthem, Inc., 5.25%, 05/01/2018 ($50 par value)	610,322

	Pharmaceuticals — 0.2%
1,109	Allergan plc, Series A, 5.50%, 03/01/2018 ($1,000 par value)	713,852

	Total Health Care	1,923,098

	Industrials — 0.3%
	Commercial Services & Supplies — 0.1%
9,300	Stericycle, Inc., 5.25%, 09/15/2018 ($100 par value)	529,542

	Machinery — 0.2%
5,700	Stanley Black & Decker, Inc., 5.38%, 05/15/2020 ($100 par value)	674,139

	Total Industrials	1,203,681

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
6,100	Welltower, Inc., Series I, 6.50% ($50 par value)	374,113

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
11,100	T-Mobile US, Inc., 5.50%, 12/15/2017 ($50 par value)	1,074,480

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.4%
	Electric Utilities — 0.1%
8,800	NextEra Energy, Inc., 6.37%, 09/01/2018 ($50 par value)	613,800

	Multi-Utilities — 0.3%
11,350	Dominion Energy, Inc., Series A, 6.75%, 08/15/2019 ($50 par value)	593,946
10,700	DTE Energy Co., 6.50%, 10/01/2019 ($50 par value)	587,751

		1,181,697

	Total Utilities	1,795,497

	Total Convertible Preferred Stocks (Cost $9,087,116)	8,864,427

PRINCIPAL AMOUNT
Convertible Bonds — 7.4%
	Consumer Discretionary — 0.4%
	Internet & Direct Marketing Retail — 0.4%
	Priceline Group, Inc. (The),
191,000	0.35%, 06/15/2020	284,113
193,000	1.00%, 03/15/2018	389,136
819,000	Shutterfly, Inc., 0.25%, 05/15/2018	809,274
690,000	Vipshop Holdings Ltd., (China), 1.50%, 03/15/2019	675,769

	Total Consumer Discretionary	2,158,292

	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
836,000	Cheniere Energy, Inc., 4.25%, 03/15/2045	581,542
612,000	Oasis Petroleum, Inc., 2.63%, 09/15/2023	673,965

	Total Energy	1,255,507

	Financials — 0.6%
	Capital Markets — 0.2%
906,000	Prospect Capital Corp., 4.75%, 04/15/2020	907,132

	Insurance — 0.2%
573,000	Old Republic International Corp., 3.75%, 03/15/2018	752,421
36,000	Wellpoint, Inc. Cnv Bd Usd, 2.75%, 10/15/2042	102,960

		855,381

	Mortgage Real Estate Investment Trusts (REITs) — 0.2%
	Starwood Property Trust, Inc.,
494,000	4.00%, 01/15/2019	544,635
339,000	4.55%, 03/01/2018	352,984

		897,619

	Total Financials	2,660,132

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	Health Care — 2.0%
	Biotechnology — 0.9%
1,002,000	Acorda Therapeutics, Inc., 1.75%, 06/15/2021	926,223
599,000	AMAG Pharmaceuticals, Inc., 3.25%, 06/01/2022	546,588
	BioMarin Pharmaceutical, Inc.,
530,000	0.75%, 10/15/2018	558,819
478,000	1.50%, 10/15/2020	542,231
770,000	Intercept Pharmaceuticals, Inc., 3.25%, 07/01/2023	601,081
847,000	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/2021	953,404

		4,128,346

	Health Care Equipment & Supplies — 0.1%
471,000	NuVasive, Inc., 2.25%, 03/15/2021	545,182

	Health Care Providers & Services — 0.5%
133,000	Anthem, Inc., 2.75%, 10/15/2042	380,380
833,000	Brookdale Senior Living, Inc., 2.75%, 06/15/2018	828,835
	Molina Healthcare, Inc.,
348,000	1.13%, 01/15/2020	594,428
470,000	1.63%, 08/15/2044	580,156

		2,383,799

	Health Care Technology — 0.2%
759,000	Allscripts Healthcare Solutions, Inc., 1.25%, 07/01/2020	786,514

	Life Sciences Tools & Services — 0.0% (g)
240,000	Illumina, Inc., 0.50%, 06/15/2021	275,550

	Pharmaceuticals — 0.3%
180,000	Impax Laboratories, Inc., 2.00%, 06/15/2022	178,200
1,016,000	Jazz Investments I Ltd., 1.88%, 08/15/2021	1,045,210

		1,223,410

	Total Health Care	9,342,801

	Industrials — 0.2%
	Machinery — 0.2%
593,000	Trinity Industries, Inc., 3.88%, 06/01/2036	824,270

	Information Technology — 3.4%
	Communications Equipment — 0.3%
596,000	InterDigital, Inc., 1.50%, 03/01/2020	696,203
456,000	Palo Alto Networks, Inc., Zero Coupon, 07/01/2019	635,550

		1,331,753

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.4%
823,000	Akamai Technologies, Inc., Zero Coupon, 02/15/2019	808,598
737,000	j2 Global, Inc., 3.25%, 06/15/2029	911,116

		1,719,714

	IT Services — 0.1%
530,000	Euronet Worldwide, Inc., 1.50%, 10/01/2044	722,787

	Semiconductors & Semiconductor Equipment — 1.7%
565,000	Integrated Device Technology, Inc., 0.88%, 11/15/2022	650,457
	Intel Corp.,
270,000	3.25%, 08/01/2039	587,250
284,000	3.49%, 12/15/2035	476,410
349,000	Lam Research Corp., 1.25%, 05/15/2018	1,206,013
544,000	Microchip Technology, Inc., 1.63%, 02/15/2025	999,940
1,203,000	Micron Technology, Inc., Series G, 3.00%, 11/15/2043	1,864,650
129,000	Novellus Systems, Inc., 2.63%, 05/15/2041	799,558
800,000	NXP Semiconductors NV, (Netherlands), 1.00%, 12/01/2019	985,500
559,000	Veeco Instruments, Inc., 2.70%, 01/15/2023	510,786

		8,080,564

	Software — 0.8%
562,000	Citrix Systems, Inc., 0.50%, 04/15/2019	689,152
608,000	Red Hat, Inc., 0.25%, 10/01/2019	1,008,140
427,000	salesforce.com, Inc., 0.25%, 04/01/2018	655,979
694,000	Verint Systems, Inc., 1.50%, 06/01/2021	679,686
463,000	Workday, Inc., 0.75%, 07/15/2018	625,629

		3,658,586

	Technology Hardware, Storage & Peripherals — 0.1%
688,000	Electronics For Imaging, Inc., 0.75%, 09/01/2019	670,800

	Total Information Technology	16,184,204

	Materials — 0.1%
	Metals & Mining — 0.1%
561,000	Royal Gold, Inc., 2.88%, 06/15/2019	614,646

	Total Materials	614,646

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
	Spirit Realty Capital, Inc.,
354,000	2.88%, 05/15/2019	353,557
392,000	3.75%, 05/15/2021	399,840

	Total Real Estate	753,397

	Utilities — 0.2%
	Independent Power and Renewable Electricity Producers — 0.2%
973,000	NRG Yield, Inc., 3.50%, 02/01/2019 (e)	992,460

	Total Convertible Bonds (Cost $32,019,988)	34,785,709

NUMBER OF RIGHTS
Rights — 0.0%
	Health Care — 0.0%
	Biotechnology — 0.0%
2,982	Chelsea Therapeutics, Inc., CVR, (Denmark) (a) (bb) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 40.8%
	Investment Company — 40.8%
193,204,806	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $193,204,806)	193,204,806

	Total Investments — 96.6% (Cost $441,357,947)	457,073,049
	Other Assets in Excess of Liabilities — 3.4%	16,025,892

	NET ASSETS — 100.0%	$473,098,941

Percentages indicated are based on net assets.

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
CAC 40 10 Euro Index	17	11/2017	EUR	$1,089,483	$23,468
LME Nickel Base Metal	3	11/2017	USD	220,707	9,450
LME Zinc Base Metal	50	11/2017	USD	4,136,250	127,086
100 oz Gold	15	12/2017	USD	1,905,750	(4,110)
Australia 10 Year Bond	920	12/2017	AUD	90,728,257	(235,318)
Canada 10 Year Bond	174	12/2017	CAD	18,535,633	(440)
Cocoa	4	12/2017	USD	83,760	(1,942)
Copper	17	12/2017	USD	1,317,925	53,605
Cotton No. 2	3	12/2017	USD	102,570	1,431
DAX Index	3	12/2017	EUR	1,159,012	52,652
EURO STOXX 50 Index	28	12/2017	EUR	1,201,016	44,183
Euro-Bobl	52	12/2017	EUR	7,982,204	28,483
Euro-Bund	17	12/2017	EUR	3,222,849	27,331
FTSE 100 Index	27	12/2017	GBP	2,678,686	27,384
FTSE/MIB Index	12	12/2017	EUR	1,590,599	41,379
Hang Seng Index	1	12/2017	HKD	180,975	(66)
Japan 10 Year Bond Mini	1	12/2017	JPY	132,351	68
Lean Hogs	13	12/2017	USD	353,600	59,412

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2017

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
Live Cattle	1	12/2017	USD	$50,250	$3,957
LME Aluminum Base Metal	39	12/2017	USD	2,098,688	17,844
LME Nickel Base Metal	11	12/2017	USD	810,315	73,176
LME Zinc Base Metal	68	12/2017	USD	5,593,000	105,026
S&P 500 E-Mini Index	23	12/2017	USD	2,958,605	84,651
SPI 200 Index	6	12/2017	AUD	677,829	18,329
U.S. Treasury 10 Year Note	609	12/2017	USD	76,067,906	(765,496)
U.S. Treasury 5 Year Note	57	12/2017	USD	6,677,906	(43,635)
U.S. Treasury Long Bond	14	12/2017	USD	2,133,688	(19,633)
Feeder Cattle	62	01/2018	USD	4,946,825	176,342
LME Zinc Base Metal	22	01/2018	USD	1,801,800	9,284
WTI Crude Oil	15	01/2018	USD	820,350	5,060
Cocoa	48	03/2018	USD	1,002,720	6,895
Copper	22	03/2018	USD	1,716,550	74,229
Cotton No. 2	89	03/2018	USD	3,041,130	(38,563)
Feeder Cattle	24	03/2018	USD	1,872,900	16,254
100 oz Gold	12	04/2018	USD	1,534,320	(7,952)
Sugar No. 11	93	06/2018	USD	1,553,026	9,744

					(20,432)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts
IBEX 35 Index	(1)	11/2017	EUR	$(122,798)	$(4,345)
LME Nickel Base Metal	(3)	11/2017	USD	(220,707)	(17,250)
LME Zinc Base Metal	(50)	11/2017	USD	(4,136,250)	(22,026)
Natural Gas	(23)	11/2017	USD	(666,080)	61,659
Australia 10 Year Bond	(17)	12/2017	AUD	(1,676,500)	(18,000)
Australia 3 Year Bond	(96)	12/2017	AUD	(8,198,988)	(20,924)
Canada 10 Year Bond	(30)	12/2017	CAD	(3,195,799)	22,114
Coffee ‘C’	(17)	12/2017	USD	(797,512)	101,237
Corn	(58)	12/2017	USD	(1,002,675)	129,404
Euro-Bund	(354)	12/2017	EUR	(67,111,085)	(283,508)
Euro-Buxl	(9)	12/2017	EUR	(1,741,544)	4,156
Japan 10 Year Bond Mini	(569)	12/2017	JPY	(75,307,867)	183,285
Live Cattle	(30)	12/2017	USD	(1,507,500)	(137,878)
LME Aluminum Base Metal	(12)	12/2017	USD	(645,750)	(6,225)
LME Nickel Base Metal	(2)	12/2017	USD	(147,330)	(16,128)
LME Zinc Base Metal	(5)	12/2017	USD	(411,250)	(18,703)
Long Gilt	(141)	12/2017	GBP	(23,283,173)	369,090
Natural Gas	(115)	12/2017	USD	(3,479,900)	155,334
S&P 500 E-Mini Index	(539)	12/2017	USD	(69,334,265)	(1,748,784)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
Silver	(4)	12/2017	USD	$(333,860)	$4,929
Wheat	(28)	12/2017	USD	(585,900)	87,267
Natural Gas	(46)	01/2018	USD	(1,393,800)	32,928
Soybean	(11)	01/2018	USD	(541,613)	1,730
Lean Hogs	(51)	02/2018	USD	(1,489,200)	(170,831)
Live Cattle	(41)	02/2018	USD	(2,124,620)	(186,391)
Sugar No. 11	(32)	02/2018	USD	(528,282)	(14,365)
Coffee ‘C’	(32)	03/2018	USD	(1,543,200)	127,141
Corn	(97)	03/2018	USD	(1,743,575)	11,701
Wheat	(123)	03/2018	USD	(2,681,400)	27,962
Lean Hogs	(32)	04/2018	USD	(958,720)	(2,674)
Sugar No. 11	(90)	04/2018	USD	(1,493,856)	(39,180)
Corn	(63)	05/2018	USD	(1,159,987)	6,752
Wheat	(79)	05/2018	USD	(1,774,538)	101,817

					(1,278,706)

					(1,299,138)

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	211,687,357	USD	3,248,931	Goldman Sachs International**	11/22/2017	$16,224
INR	57,863,218	USD	887,024	Goldman Sachs International**	11/22/2017	5,483
USD	543,085	AUD	691,832	Citibank, NA	11/22/2017	13,704
USD	6,708,263	AUD	8,542,369	HSBC Bank, NA	11/22/2017	171,753
USD	4,959	BRL	15,834	Citibank, NA**	11/22/2017	132
USD	4,038,156	CAD	5,062,118	HSBC Bank, NA	11/22/2017	113,682
USD	3,598,238	CHF	3,524,392	Goldman Sachs International	11/22/2017	60,841
USD	12,403,167	CHF	12,090,682	HSBC Bank, NA	11/22/2017	267,870
USD	846,388	EUR	718,201	Citibank, NA	11/22/2017	8,877
USD	873,895	HUF	227,632,831	Barclays Bank plc	11/22/2017	21,631
USD	3,249,268	HUF	848,075,183	Standard Chartered Bank	11/22/2017	74,048
USD	886	ILS	3,106	Royal Bank of Canada	11/22/2017	3
USD	14,630,691	JPY	1,638,432,531	Barclays Bank plc	11/22/2017	208,754
USD	1,408,539	JPY	159,422,924	Royal Bank of Canada	11/22/2017	5,254
USD	384,926	JPY	43,495,117	Standard Chartered Bank	11/22/2017	2,070
USD	1,629,581	NZD	2,332,184	Goldman Sachs International	11/22/2017	34,291
USD	5,206,767	NZD	7,246,577	HSBC Bank, NA	11/22/2017	249,872
USD	3,267,292	PLN	11,756,110	HSBC Bank, NA	11/22/2017	37,682
USD	847,155	PLN	3,045,959	Royal Bank of Canada	11/22/2017	10,377
USD	4,126,375	RON	16,066,345	Barclays Bank plc	11/22/2017	61,317
USD	479,555	SEK	3,895,295	Barclays Bank plc	11/22/2017	13,738

Total unrealized appreciation						1,377,603

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	15,992	USD	4,997	Citibank, NA**	11/22/2017	$(122)
CAD	4,093,250	USD	3,273,447	Goldman Sachs International	11/22/2017	(100,101)
CAD	15,000,631	USD	11,967,895	HSBC Bank, NA	11/22/2017	(338,456)
EUR	449,107	USD	529,265	Citibank, NA	11/22/2017	(5,551)
EUR	126,334	USD	149,327	Standard Chartered Bank	11/22/2017	(2,006)
ILS	3,106	USD	889	Deutsche Bank AG	11/22/2017	(7)
JPY	33,653,729	USD	301,613	HSBC Bank, NA	11/22/2017	(5,384)
JPY	98,938,916	USD	881,823	National Australia Bank Ltd.	11/22/2017	(10,935)
MXN	58,560,341	USD	3,058,766	Deutsche Bank AG	11/22/2017	(15,357)
MXN	19,433,997	USD	1,024,973	Goldman Sachs International	11/22/2017	(14,978)
NOK	27,066,730	USD	3,393,839	Merrill Lynch International	11/22/2017	(78,493)
NOK	95,823,284	USD	12,092,881	TD Bank Financial Group	11/22/2017	(355,691)
RUB	185,675,873	USD	3,216,893	Citibank, NA**	11/22/2017	(48,172)
RUB	52,035,269	USD	899,130	Goldman Sachs International**	11/22/2017	(11,103)
SEK	31,467,975	USD	3,874,064	Barclays Bank plc	11/22/2017	(110,980)
SEK	8,873,363	USD	1,089,525	Goldman Sachs International	11/22/2017	(28,408)
TRY	15,171,736	USD	4,105,064	HSBC Bank, NA	11/22/2017	(129,106)
USD	704,900	EUR	604,951	TD Bank Financial Group	11/22/2017	(547)
USD	4,552,049	GBP	3,429,679	Citibank, NA	11/22/2017	(5,716)
USD	1,376,746	GBP	1,047,387	Royal Bank of Canada	11/22/2017	(15,147)
USD	878,711	KRW	995,219,824	Citibank, NA**	11/22/2017	(11,472)
USD	3,261,512	KRW	3,690,563,708	Goldman Sachs International**	11/22/2017	(39,546)
USD	694,034	SEK	5,816,094	Citibank, NA	11/22/2017	(1,481)
USD	3,240,144	TWD	97,748,665	Citibank, NA**	11/22/2017	(7,516)
USD	903,601	TWD	27,321,290	Goldman Sachs International**	11/22/2017	(4,138)
ZAR	43,582,689	USD	3,242,850	HSBC Bank, NA	11/22/2017	(171,670)
ZAR	12,568,250	USD	917,171	Royal Bank of Canada	11/22/2017	(31,513)

Total unrealized depreciation						(1,543,596)

Net unrealized depreciation						(165,993)

Over the Counter (“OTC”) Total return swap contracts outstanding as of October 31, 2017:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Media Gen, Inc., CVR	Total appreciation of the position at maturity	Total depreciation of the position at maturity	At Termination	Union Bank of Switzerland AG	10/18/2018	USD 48,548	$—	$2,379

							—	2,379

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

Total Return Basket Swaps Outstanding at October 31, 2017
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	10/31/2018	$(3,153,090)	$1,618	$—	$1,618

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
William Hill plc	40,526	139,066	(17)	0.0	(g)

Household Durables
Barratt Developments plc	62,799	546,026	131	0.0	(g)
Bellway plc	10,814	524,326	90	0.0	(g)
Crest Nicholson Holdings plc	73,108	550,128	66	0.0	(g)
Persimmon plc	14,574	542,368	—	0.0	(g)
Redrow plc	59,219	512,023	—	0.0	(g)
Taylor Wimpey plc	191,779	508,230	81	0.0	(g)

	412,293	3,183,101	368	0.0	(g)

Specialty Retail
WH Smith plc	17,742	482,356	—	0.0	(g)

Textiles, Apparel & Luxury Goods
Burberry Group plc	20,388	514,948	(81)	0.0	(g)

Total Consumer Discretionary	490,949	4,319,471	270	0.0	(g)

Consumer Staples
Household Products
Reckitt Benckiser Group plc	5,686	508,707	90	0.0	(g)

Energy
Energy Equipment & Services
Petrofac Ltd.	50,642	282,129	107	0.0	(g)

Financials
Capital Markets
Close Brothers Group plc	27,720	511,246	(132)	0.0	(g)
Investec plc	64,036	438,174	(256)	0.0	(g)

Total Financials	91,756	949,420	(388)	0.0	(g)

Industrials
Airlines
Wizz Air Holdings plc (a)	12,856	559,232	36	0.0	(g)

Commercial Services & Supplies
Mitie Group plc	158,345	498,267	(158)	0.0	(g)

Total Industrials	171,201	1,057,499	(122)	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Spectris plc	14,815	503,687	(32)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Internet Software & Services
Moneysupermarket.com Group plc	117,860	508,585	—	0.0	(g)

Total Information Technology	132,675	1,012,272	(32)	0.0	(g)

Materials
Metals & Mining
Rio Tinto plc	10,124	478,467	1,329	0.0	(g)

Paper & Forest Products
Mondi plc	17,331	419,137	(24)	0.0	(g)

Total Materials	27,455	897,604	1,305	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
BT Group plc	141,977	489,186	(1,653)	0.0	(g)
Inmarsat plc	55,628	458,848	39	0.0	(g)

Total Telecommunication Services	197,605	948,034	(1,614)	0.0	(g)

Utilities
Multi-Utilities
Centrica plc	222,464	501,694	(6)	0.0	(g)

Total Long Positions of Total Return Basket Swap	1,390,433	10,476,830	(390)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Domino’s Pizza Group plc	(149,924)	(668,384)	67	0.0	(g)
Greene King plc	(91,155)	(654,999)	(24)	0.0	(g)
Merlin Entertainments plc	(64,343)	(323,665)	47	0.0	(g)
Whitbread plc	(5,250)	(257,494)	11	0.0	(g)

	(310,672)	(1,904,542)	101	0.0	(g)

Internet & Direct Marketing Retail
Ocado Group plc (a)	(43,936)	(167,861)	22	0.0	(g)

Multiline Retail
B&M European Value Retail SA	(35,418)	(186,886)	5	0.0	(g)

Total Consumer Discretionary	(390,026)	(2,259,289)	128	0.0	(g)

Consumer Staples
Food Products
Associated British Foods plc	(14,709)	(651,009)	(77)	0.0	(g)

Tobacco
British American Tobacco plc	(10,088)	(651,784)	851	0.0	(g)

Total Consumer Staples	(24,797)	(1,302,793)	774	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Tullow Oil plc (a)	(131,060)	(317,119)	(317)	0.0	(g)

Financials
Banks
Barclays plc	(252,061)	(622,014)	499	0.0	(g)
Standard Chartered plc	(12,339)	(122,895)	81	0.0	(g)

	(264,400)	(744,909)	580	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Capital Markets
Ashmore Group plc	(130,465)	(667,054)	(111)	0.0	(g)
Hargreaves Lansdown plc	(31,765)	(667,263)	162	0.0	(g)
NEX Group plc	(78,446)	(660,178)	895	0.0	(g)
St James’s Place plc	(8,303)	(129,775)	20	0.0	(g)

	(248,979)	(2,124,270)	966	0.0	(g)

Total Financials	(513,379)	(2,869,179)	1,546	0.0	(g)

Industrials
Aerospace & Defense
Cobham plc	(344,964)	(636,848)	—	0.0	(g)

Commercial Services & Supplies
Aggreko plc	(54,693)	(680,643)	(1)	0.0	(g)

Construction & Engineering
Balfour Beatty plc	(180,562)	(656,864)	225	0.0	(g)

Electrical Equipment
Melrose Industries plc	(220,199)	(643,169)	(56)	0.0	(g)

Industrial Conglomerates
DCC plc	(6,803)	(645,151)	(23)	0.0	(g)

Trading Companies & Distributors
Ashtead Group plc	(3,246)	(83,615)	21	0.0	(g)

Total Industrials	(810,467)	(3,346,290)	166	0.0	(g)

Information Technology
Internet Software & Services
Just Eat plc (a)	(70,180)	(727,068)	(33)	0.0	(g)

Materials
Chemicals
Croda International plc	(12,597)	(700,075)	(62)	0.0	(g)
Johnson Matthey plc	(14,384)	(645,780)	130	0.0	(g)

	(26,981)	(1,345,855)	68	0.0	(g)

Containers & Packaging
RPC Group plc	(51,717)	(647,215)	168	0.0	(g)

Metals & Mining
Fresnillo plc	(15,347)	(265,415)	(27)	0.0	(g)

Total Materials	(94,045)	(2,258,485)	209	0.0	(g)

Real Estate
Real Estate Management & Development
Capital & Counties Properties plc	(93,832)	(331,815)	(443)	0.0	(g)

Utilities
Water Utilities
Pennon Group plc	(20,659)	(217,882)	(22)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,148,445)	(13,629,920)	2,008	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(758,012)	(3,153,090)	1,618	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	10/29/2018	$(6,608,727)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Energy
Oil, Gas & Consumable Fuels
Parkland Fuel Corp.	22,099	448,798	—	0.0	(g)

Financials
Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	16,538	513,920	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	38,637	962,718	—	0.0	(g)

Short Positions

Common Stocks
Energy
Oil, Gas & Consumable Fuels
MEG Energy Corp. (a)	(47,370)	(210,395)	—	0.0	(g)
Raging River Exploration, Inc. (a)	(118,402)	(698,426)	—	0.0	(g)
Seven Generations Energy Ltd. (a)	(21,224)	(320,474)	—	0.0	(g)

Total Energy	(186,996)	(1,229,295)	—	0.0	(g)

Financials
Diversified Financial Services
Element Fleet Management Corp.	(45,688)	(352,018)	—	0.0	(g)

Insurance
Fairfax Financial Holdings Ltd.	(1,244)	(655,132)	—	0.0	(g)

Total Financials	(46,932)	(1,007,150)	—	0.0	(g)

Industrials
Aerospace & Defense
Bombardier, Inc. (a)	(85,841)	(181,649)	—	0.0	(g)

Construction & Engineering
SNC-Lavalin Group, Inc.	(13,969)	(629,314)	—	0.0	(g)

Total Industrials	(99,810)	(810,963)	—	0.0	(g)

Materials
Chemicals
Potash Corp. of Saskatchewan, Inc.	(7,547)	(146,892)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Metals & Mining
Alamos Gold, Inc.	(57,718)	(365,519)	—	0.0	(g)
Eldorado Gold Corp.	(295,141)	(370,613)	—	0.0	(g)
Endeavour Mining Corp. (a)	(11,290)	(200,666)	—	0.0	(g)
First Quantum Minerals Ltd.	(12,931)	(144,636)	—	0.0	(g)
Franco-Nevada Corp.	(2,451)	(194,773)	—	0.0	(g)
Goldcorp, Inc.	(48,626)	(635,104)	—	0.0	(g)
New Gold, Inc. (a)	(180,658)	(597,946)	—	0.0	(g)
Pan American Silver Corp.	(37,935)	(619,851)	—	0.0	(g)

	(646,750)	(3,129,108)	—	0.0	(g)

Total Materials	(654,297)	(3,276,000)	—	0.0	(g)

Utilities
Electric Utilities
Hydro One Ltd.	(35,668)	(630,639)	—	0.0	(g)

Independent Power and Renewable Electricity Producers
Algonquin Power & Utilities Corp.	(57,676)	(617,398)	—	0.0	(g)

Total Utilities	(93,344)	(1,248,037)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,081,379)	(7,571,445)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,042,742)	(6,608,727)	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month LIBOR on short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	10/29/2018	$(63,754,189)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Auto Components
Visteon Corp. (a)	(3,666)	(462,063)	—	0.0	(g)

Distributors
Core-Mark Holding Co., Inc.	(14,431)	(491,520)	—	0.0	(g)
LKQ Corp. (a)	(14,077)	(530,562)	—	0.0	(g)

	(28,508)	(1,022,082)	—	0.0	(g)

Diversified Consumer Services
Houghton Mifflin Harcourt Co. (a)	(38,352)	(379,685)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc. (a)	(868)	(236,009)	—	0.0	(g)
Fiesta Restaurant Group, Inc. (a)	(24,620)	(407,461)	—	0.0	(g)
MGM Resorts International	(14,629)	(458,619)	—	0.0	(g)
Planet Fitness, Inc.	(19,758)	(526,353)	—	0.0	(g)
Red Robin Gourmet Burgers, Inc. (a)	(7,056)	(482,630)	—	0.0	(g)
Shake Shack, Inc. (a)	(3,134)	(118,967)	—	0.0	(g)

	(70,065)	(2,230,039)	—	0.0	(g)

Household Durables
Tempur Sealy International, Inc. (a)	(9,665)	(631,801)	—	0.0	(g)
Universal Electronics, Inc. (a)	(4,380)	(262,800)	—	0.0	(g)

	(14,045)	(894,601)	—	0.0	(g)

Internet & Direct Marketing Retail
Groupon, Inc. (a)	(130,366)	(621,846)	—	0.0	(g)
Netflix, Inc. (a)	(2,337)	(459,057)	—	0.0	(g)
TripAdvisor, Inc. (a)	(5,166)	(193,725)	—	0.0	(g)

	(137,869)	(1,274,628)	—	0.0	(g)

Leisure Products
Mattel, Inc.	(25,860)	(365,143)	—	0.0	(g)

Media
Liberty Broadband Corp. (a)	(4,778)	(417,072)	—	0.0	(g)
Lions Gate Entertainment Corp. (a)	(16,115)	(467,657)	—	0.0	(g)

	(20,893)	(884,729)	—	0.0	(g)

Specialty Retail
Advance Auto Parts, Inc.	(5,477)	(447,690)	—	0.0	(g)
CarMax, Inc. (a)	(7,159)	(537,641)	—	0.0	(g)
L Brands, Inc.	(11,144)	(479,638)	—	0.0	(g)
Monro, Inc.	(8,295)	(409,358)	—	0.0	(g)

	(32,075)	(1,874,327)	—	0.0	(g)

Textiles, Apparel & Luxury Goods
NIKE, Inc.	(9,345)	(513,882)	—	0.0	(g)

Total Consumer Discretionary	(380,678)	(9,901,179)	—	0.0	(g)

Consumer Staples
Beverages
Coca-Cola Bottling Co. Consolidated	(2,343)	(528,487)	—	0.0	(g)
Molson Coors Brewing Co.	(5,531)	(447,292)	—	0.0	(g)
Monster Beverage Corp. (a)	(8,703)	(504,165)	—	0.0	(g)

	(16,577)	(1,479,944)	—	0.0	(g)

Food & Staples Retailing
Casey’s General Stores, Inc.	(4,177)	(478,559)	—	0.0	(g)
Costco Wholesale Corp.	(592)	(95,359)	—	0.0	(g)

	(4,769)	(573,918)	—	0.0	(g)

Food Products
Blue Buffalo Pet Products, Inc. (a)	(16,059)	(464,587)	—	0.0	(g)
Lancaster Colony Corp.	(3,823)	(478,716)	—	0.0	(g)

	(19,882)	(943,303)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Personal Products
Avon Products, Inc. (a)	(195,232)	(445,129)	—	0.0	(g)
Coty, Inc.	(29,339)	(451,821)	—	0.0	(g)
Edgewell Personal Care Co. (a)	(1,480)	(96,096)	—	0.0	(g)
elf Beauty, Inc. (a)	(20,985)	(444,672)	—	0.0	(g)

	(247,036)	(1,437,718)	—	0.0	(g)

Tobacco
Vector Group Ltd.	(756)	(15,710)	—	0.0	(g)

Total Consumer Staples	(289,020)	(4,450,593)	—	0.0	(g)

Energy
Energy Equipment & Services
Weatherford International plc (a)	(92,730)	(321,773)	—	0.0	(g)

Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	(9,538)	(470,891)	—	0.0	(g)
Antero Resources Corp. (a)	(26,593)	(515,904)	—	0.0	(g)
Carrizo Oil & Gas, Inc. (a)	(27,300)	(482,937)	—	0.0	(g)
Chesapeake Energy Corp. (a)	(124,377)	(485,070)	—	0.0	(g)
EQT Corp.	(2,062)	(128,957)	—	0.0	(g)
Extraction Oil & Gas, Inc. (a)	(30,653)	(488,915)	—	0.0	(g)
Hess Corp.	(11,086)	(489,558)	—	0.0	(g)
Laredo Petroleum, Inc. (a)	(36,950)	(440,444)	—	0.0	(g)
Matador Resources Co. (a)	(17,599)	(467,253)	—	0.0	(g)
Oasis Petroleum, Inc. (a)	(55,118)	(520,865)	—	0.0	(g)
Parsley Energy, Inc. (a)	(17,437)	(463,824)	—	0.0	(g)
PDC Energy, Inc. (a)	(2,929)	(149,174)	—	0.0	(g)
QEP Resources, Inc. (a)	(53,964)	(482,978)	—	0.0	(g)
Range Resources Corp.	(23,009)	(416,693)	—	0.0	(g)
RSP Permian, Inc. (a)	(2,787)	(95,901)	—	0.0	(g)
SM Energy Co.	(14,984)	(319,609)	—	0.0	(g)
WPX Energy, Inc. (a)	(14,740)	(166,267)	—	0.0	(g)

	(471,126)	(6,585,240)	—	0.0	(g)

Total Energy	(563,856)	(6,907,013)	—	0.0	(g)

Financials
Capital Markets
Financial Engines, Inc.	(334)	(12,057)	—	0.0	(g)
Interactive Brokers Group, Inc.	(9,808)	(529,828)	—	0.0	(g)

	(10,142)	(541,885)	—	0.0	(g)

Consumer Finance
LendingClub Corp. (a)	(25,464)	(144,890)	—	0.0	(g)
PRA Group, Inc. (a)	(16,045)	(447,656)	—	0.0	(g)

	(41,509)	(592,546)	—	0.0	(g)

Insurance
Markel Corp. (a)	(432)	(468,418)	—	0.0	(g)
RLI Corp.	(7,988)	(472,011)	—	0.0	(g)

	(8,420)	(940,429)	—	0.0	(g)

Thrifts & Mortgage Finance
PHH Corp. (a)	(9,038)	(119,392)	—	0.0	(g)

Total Financials	(69,109)	(2,194,252)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Health Care
Health Care Equipment & Supplies
DexCom, Inc. (a)	(7,005)	(315,015)	—	0.0	(g)
Glaukos Corp. (a)	(19,716)	(696,172)	—	0.0	(g)
Nevro Corp. (a)	(5,764)	(504,811)	—	0.0	(g)
Penumbra, Inc. (a)	(6,778)	(681,528)	—	0.0	(g)

	(39,263)	(2,197,526)	—	0.0	(g)

Health Care Providers & Services
Teladoc, Inc. (a)	(19,950)	(659,348)	—	0.0	(g)
Tenet Healthcare Corp. (a)	(48,338)	(690,267)	—	0.0	(g)

	(68,288)	(1,349,615)	—	0.0	(g)

Pharmaceuticals
Aerie Pharmaceuticals, Inc. (a)	(8,519)	(526,048)	—	0.0	(g)
Dermira, Inc. (a)	(17,285)	(462,719)	—	0.0	(g)
Intra-Cellular Therapies, Inc. (a)	(27,871)	(434,509)	—	0.0	(g)
Medicines Co. (The) (a)	(11,298)	(324,705)	—	0.0	(g)
Nektar Therapeutics (a)	(7,827)	(188,552)	—	0.0	(g)
Pacira Pharmaceuticals, Inc. (a)	(3,591)	(115,092)	—	0.0	(g)

	(76,391)	(2,051,625)	—	0.0	(g)

Total Health Care	(183,942)	(5,598,766)	—	0.0	(g)

Industrials
Aerospace & Defense
Axon Enterprise, Inc. (a)	(26,211)	(602,067)	—	0.0	(g)
Cubic Corp.	(8,815)	(480,858)	—	0.0	(g)
Mercury Systems, Inc. (a)	(8,756)	(441,915)	—	0.0	(g)
TransDigm Group, Inc.	(1,968)	(546,120)	—	0.0	(g)

	(45,750)	(2,070,960)	—	0.0	(g)

Air Freight & Logistics
Hub Group, Inc. (a)	(12,647)	(547,615)	—	0.0	(g)

Airlines
Spirit Airlines, Inc. (a)	(4,554)	(168,908)	—	0.0	(g)

Building Products
Armstrong World Industries, Inc. (a)	(204)	(10,424)	—	0.0	(g)

Commercial Services & Supplies
Clean Harbors, Inc. (a)	(9,361)	(500,907)	—	0.0	(g)
Covanta Holding Corp.	(2,360)	(37,996)	—	0.0	(g)
Healthcare Services Group, Inc.	(9,639)	(509,807)	—	0.0	(g)

	(21,360)	(1,048,710)	—	0.0	(g)

Construction & Engineering
Dycom Industries, Inc. (a)	(6,371)	(559,565)	—	0.0	(g)
Granite Construction, Inc.	(8,885)	(565,886)	—	0.0	(g)

	(15,256)	(1,125,451)	—	0.0	(g)

Electrical Equipment
Acuity Brands, Inc.	(2,669)	(446,257)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Machinery
CIRCOR International, Inc.	(9,675)	(425,216)	—	0.0	(g)
EnPro Industries, Inc.	(5,677)	(475,392)	—	0.0	(g)
Flowserve Corp.	(2,406)	(106,032)	—	0.0	(g)
REV Group, Inc.	(16,221)	(418,502)	—	0.0	(g)
Welbilt, Inc. (a)	(20,526)	(452,804)	—	0.0	(g)

	(54,505)	(1,877,946)	—	0.0	(g)

Marine
Matson, Inc.	(16,177)	(440,500)	—	0.0	(g)

Professional Services
Advisory Board Co. (The) (a)	(8,602)	(463,863)	—	0.0	(g)

Road & Rail
AMERCO	(1,373)	(539,095)	—	0.0	(g)
Avis Budget Group, Inc. (a)	(13,910)	(573,788)	—	0.0	(g)
Hertz Global Holdings, Inc. (a)	(26,243)	(652,663)	—	0.0	(g)
Werner Enterprises, Inc.	(14,752)	(525,909)	—	0.0	(g)

	(56,278)	(2,291,455)	—	0.0	(g)

Trading Companies & Distributors
Beacon Roofing Supply, Inc. (a)	(8,830)	(489,270)	—	0.0	(g)
Herc Holdings, Inc. (a)	(9,252)	(448,352)	—	0.0	(g)
SiteOne Landscape Supply, Inc. (a)	(7,458)	(473,658)	—	0.0	(g)

	(25,540)	(1,411,280)	—	0.0	(g)

Transportation Infrastructure
Macquarie Infrastructure Corp.	(6,669)	(463,829)	—	0.0	(g)

Total Industrials	(270,211)	(12,367,198)	—	0.0	(g)

Information Technology
Communications Equipment
Infinera Corp. (a)	(51,166)	(428,259)	—	0.0	(g)
Quantenna Communications, Inc. (a)	(26,857)	(416,015)	—	0.0	(g)
ViaSat, Inc. (a)	(5,362)	(349,066)	—	0.0	(g)

	(83,385)	(1,193,340)	—	0.0	(g)

Electronic Equipment, Instruments & Components
Fitbit, Inc. (a)	(23,207)	(142,491)	—	0.0	(g)

Internet Software & Services
2U, Inc. (a)	(173)	(11,008)	—	0.0	(g)
Benefitfocus, Inc. (a)	(14,730)	(403,602)	—	0.0	(g)
Box, Inc. (a)	(24,336)	(534,175)	—	0.0	(g)
Cimpress NV (a)	(709)	(77,380)	—	0.0	(g)
Cornerstone OnDemand, Inc. (a)	(11,459)	(439,567)	—	0.0	(g)
Etsy, Inc. (a)	(30,220)	(504,674)	—	0.0	(g)
GrubHub, Inc. (a)	(12,465)	(760,614)	—	0.0	(g)
GTT Communications, Inc. (a)	(13,782)	(502,354)	—	0.0	(g)
MINDBODY, Inc. (a)	(22,643)	(730,237)	—	0.0	(g)
New Relic, Inc. (a)	(14)	(719)	—	0.0	(g)
Nutanix, Inc. (a)	(24,499)	(698,222)	—	0.0	(g)
Pandora Media, Inc. (a)	(58,376)	(426,729)	—	0.0	(g)
Q2 Holdings, Inc. (a)	(12,118)	(515,621)	—	0.0	(g)
SPS Commerce, Inc. (a)	(8,020)	(394,263)	—	0.0	(g)
Twilio, Inc. (a)	(20,607)	(658,394)	—	0.0	(g)
Zillow Group, Inc. (a)	(12,322)	(508,652)	—	0.0	(g)

	(266,473)	(7,166,211)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
IT Services
InterXion Holding NV (a)	(1,247)	(66,577)	—	0.0	(g)
Syntel, Inc. (a)	(23,654)	(552,557)	—	0.0	(g)
WEX, Inc. (a)	(4,016)	(496,337)	—	0.0	(g)

	(28,917)	(1,115,471)	—	0.0	(g)

Semiconductors & Semiconductor Equipment
Cavium, Inc. (a)	(7,747)	(534,466)	—	0.0	(g)

Software
Blackline, Inc. (a)	(5,357)	(190,281)	—	0.0	(g)
FireEye, Inc. (a)	(15,557)	(263,224)	—	0.0	(g)
Globant SA (a)	(7,791)	(293,877)	—	0.0	(g)
Imperva, Inc. (a)	(4,056)	(173,191)	—	0.0	(g)
Paylocity Holding Corp. (a)	(10,252)	(547,559)	—	0.0	(g)
Pegasystems, Inc.	(9,192)	(535,894)	—	0.0	(g)
RingCentral, Inc. (a)	(2,307)	(97,240)	—	0.0	(g)
ServiceNow, Inc. (a)	(4,254)	(537,578)	—	0.0	(g)
Splunk, Inc. (a)	(1,749)	(117,708)	—	0.0	(g)
Tableau Software, Inc. (a)	(1,567)	(127,068)	—	0.0	(g)
Workday, Inc. (a)	(551)	(61,155)	—	0.0	(g)
Zendesk, Inc. (a)	(3,940)	(122,140)	—	0.0	(g)

	(66,573)	(3,066,915)	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Cray, Inc. (a)	(23,922)	(493,989)	—	0.0	(g)
Pure Storage, Inc. (a)	(3,670)	(60,298)	—	0.0	(g)

	(27,592)	(554,287)	—	0.0	(g)

Total Information Technology	(503,894)	(13,773,181)	—	0.0	(g)

Materials
Chemicals
CF Industries Holdings, Inc.	(13,550)	(514,629)	—	0.0	(g)
GCP Applied Technologies, Inc. (a)	(14,698)	(429,917)	—	0.0	(g)
RPM International, Inc.	(10,059)	(536,446)	—	0.0	(g)

	(38,307)	(1,480,992)	—	0.0	(g)

Construction Materials
Martin Marietta Materials, Inc.	(2,247)	(487,262)	—	0.0	(g)
Vulcan Materials Co.	(4,378)	(533,022)	—	0.0	(g)

	(6,625)	(1,020,284)	—	0.0	(g)

Containers & Packaging
Ball Corp.	(11,079)	(475,621)	—	0.0	(g)

Metals & Mining
Alcoa Corp.	(11,136)	(532,078)	—	0.0	(g)
Carpenter Technology Corp.	(9,376)	(466,831)	—	0.0	(g)
Coeur Mining, Inc. (a)	(52,478)	(398,308)	—	0.0	(g)
Compass Minerals International, Inc.	(9,974)	(654,294)	—	0.0	(g)
Hecla Mining Co.	(6,117)	(28,872)	—	0.0	(g)

	(89,081)	(2,080,383)	—	0.0	(g)

Paper & Forest Products
Clearwater Paper Corp. (a)	(11,715)	(540,647)	—	0.0	(g)

Total Materials	(156,807)	(5,597,927)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Utilities
Electric Utilities
Southern Co. (The)	(9,997)	(521,843)	—	0.0	(g)
Westar Energy, Inc.	(9,210)	(492,551)	—	0.0	(g)

	(19,207)	(1,014,394)	—	0.0	(g)

Multi-Utilities
Dominion Energy, Inc.	(179)	(14,524)	—	0.0	(g)
NiSource, Inc.	(18,351)	(483,916)	—	0.0	(g)

	(18,530)	(498,440)	—	0.0	(g)

Water Utilities
American Water Works Co., Inc.	(5,602)	(491,632)	—	0.0	(g)
Aqua America, Inc.	(13,515)	(479,512)	—	0.0	(g)
California Water Service Group	(11,431)	(480,102)	—	0.0	(g)

	(30,548)	(1,451,246)	—	0.0	(g)

Total Utilities	(68,285)	(2,964,080)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,485,802)	(63,754,189)	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, which is denominated in EUR based on the local currencies of the positions within the swaps.	10/31/2018	$(22,616,587)	$(4,502)	$—	$(4,502)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Automobiles
Peugeot SA	4,758	112,886	16	0.0	(g)

Media
Mediaset Espana Comunicacion SA	46,403	504,353	(65)	0.0	(g)

Total Consumer Discretionary	51,161	617,239	(49)	0.0	(g)

Materials
Chemicals
Covestro AG	5,699	547,843	1,097	0.0	(g)

Utilities
Electric Utilities
Enel SpA	79,276	491,644	(91)	0.0	(g)

Total Long Positions of Total Return Basket Swap	136,136	1,656,726	957	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Accor SA	(2,322)	(115,840)	20	0.0	(g)
Melia Hotels International SA	(36,149)	(494,478)	293	0.0	(g)

	(38,471)	(610,318)	313	0.0	(g)

Internet & Direct Marketing Retail
Yoox Net-A-Porter Group SpA (a)	(4,811)	(179,708)	183	0.0	(g)
Zalando SE (a)	(3,922)	(197,438)	(1,196)	0.0	(g)

	(8,733)	(377,146)	(1,013)	0.0	(g)

Leisure Products
Amer Sports OYJ (a)	(26,179)	(651,352)	318	0.0	(g)

Media
Altice NV (a)	(6,589)	(124,259)	40	0.0	(g)
Axel Springer SE	(8,007)	(539,112)	919	0.0	(g)
JCDecaux SA	(16,749)	(640,720)	186	0.0	(g)
Telenet Group Holding NV (a)	(9,303)	(643,394)	84	0.0	(g)
Vivendi SA	(25,856)	(642,051)	223	0.0	(g)

	(66,504)	(2,589,536)	1,452	0.0	(g)

Textiles, Apparel & Luxury Goods
Salvatore Ferragamo SpA	(24,654)	(647,025)	283	0.0	(g)

Total Consumer Discretionary	(164,541)	(4,875,377)	1,353	0.0	(g)

Consumer Staples
Beverages
Anheuser-Busch InBev SA/NV	(1,873)	(229,670)	(475)	0.0	(g)
Davide Campari-Milano SpA	(85,326)	(683,185)	632	0.0	(g)
Remy Cointreau SA	(5,106)	(663,173)	(1)	0.0	(g)

	(92,305)	(1,576,028)	156	0.0	(g)

Food & Staples Retailing
Carrefour SA	(30,414)	(612,095)	97	0.0	(g)
Kesko OYJ	(11,825)	(603,887)	118	0.0	(g)

	(42,239)	(1,215,982)	215	0.0	(g)

Food Products
Viscofan SA	(10,727)	(649,329)	179	0.0	(g)

Total Consumer Staples	(145,271)	(3,441,339)	550	0.0	(g)

Energy
Energy Equipment & Services
Vallourec SA (a)	(70,796)	(387,213)	464	0.0	(g)

Financials
Banks
Banco BPM SpA (a)	(175,704)	(611,782)	997	0.0	(g)
Banco Comercial Portugues SA (a)	(208,422)	(62,283)	(10)	0.0	(g)
UniCredit SpA (a)	(31,860)	(608,865)	887	0.0	(g)

	(415,986)	(1,282,930)	1,874	0.0	(g)

Capital Markets
Deutsche Bank AG (Registered)	(38,007)	(622,904)	(5,304)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Diversified Financial Services
Banca Mediolanum SpA	(77,350)	(659,058)	32	0.0	(g)
Wendel SA	(891)	(150,276)	9	0.0	(g)

	(78,241)	(809,334)	41	0.0	(g)

Total Financials	(532,234)	(2,715,168)	(3,389)	0.0	(g)

Health Care
Life Sciences Tools & Services
Eurofins Scientific SE	(1,013)	(633,689)	(33)	0.0	(g)
MorphoSys AG (a)	(2,025)	(175,748)	125	0.0	(g)

Total Health Care	(3,038)	(809,437)	92	0.0	(g)

Industrials
Commercial Services & Supplies
Societe BIC SA	(5,958)	(629,110)	156	0.0	(g)

Construction & Engineering
Ferrovial SA	(29,407)	(638,621)	230	0.0	(g)

Electrical Equipment
Nexans SA	(10,311)	(674,829)	176	0.0	(g)
OSRAM Licht AG	(8,554)	(654,978)	(534)	0.0	(g)

	(18,865)	(1,329,807)	(358)	0.0	(g)

Machinery
Alstom SA	(4,415)	(178,615)	47	0.0	(g)
GEA Group AG	(13,515)	(652,877)	(1,198)	0.0	(g)
KION Group AG	(8,259)	(661,775)	(750)	0.0	(g)

	(26,189)	(1,493,267)	(1,901)	0.0	(g)

Professional Services
Bureau Veritas SA	(24,099)	(645,330)	179	0.0	(g)
Teleperformance	(4,489)	(655,593)	125	0.0	(g)

	(28,588)	(1,300,923)	304	0.0	(g)

Trading Companies & Distributors
Brenntag AG	(2,795)	(158,576)	(298)	0.0	(g)

Transportation Infrastructure
Aeroports de Paris	(3,887)	(654,436)	280	0.0	(g)
Groupe Eurotunnel SE (Registered)	(13,221)	(166,171)	—	0.0	(g)

	(17,108)	(820,607)	280	0.0	(g)

Total Industrials	(128,910)	(6,370,911)	(1,587)	0.0	(g)

Information Technology
Internet Software & Services
United Internet AG (Registered)	(10,265)	(651,011)	(1,616)	0.0	(g)

Semiconductors & Semiconductor Equipment
ASML Holding NV	(3,685)	(664,883)	(408)	0.0	(g)

Software
Dassault Systemes SE	(6,301)	(668,891)	271	0.0	(g)

Total Information Technology	(20,251)	(1,984,785)	(1,753)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Materials
Chemicals
Air Liquide SA	(5,258)	(669,470)	(31)	0.0	(g)
Symrise AG	(8,405)	(654,973)	(865)	0.0	(g)
Umicore SA	(14,582)	(651,673)	74	0.0	(g)

	(28,245)	(1,976,116)	(822)	0.0	(g)

Containers & Packaging
Huhtamaki OYJ	(15,199)	(647,399)	234	0.0	(g)

Metals & Mining
thyssenkrupp AG	(6,808)	(182,632)	(989)	0.0	(g)

Total Materials	(50,252)	(2,806,147)	(1,577)	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Iliad SA	(885)	(220,913)	59	0.0	(g)

Utilities
Electric Utilities
Fortum OYJ	(30,525)	(647,876)	329	0.0	(g)

Total Common Stocks	(1,146,703)	(24,259,166)	(5,459)	0.0	(g)

Right
Industrials
Construction & Engineering
Ferrovial SA (a)	(29,407)	(14,147)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,176,110)	(24,273,313)	(5,459)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,039,974)	(22,616,587)	(4,502)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in JPY based on the local currencies of the positions within the swaps.	10/29/2018	$(25,807,962)	$(162,708)	$—	$(162,708)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
TS Tech Co. Ltd.	14,100	504,976	3,995	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Health Care
Pharmaceuticals
Astellas Pharma, Inc.	39,600	527,031	1,666	0.0	(g)
Kaken Pharmaceutical Co. Ltd.	10,300	521,983	2,023	0.0	(g)

Total Health Care	49,900	1,049,014	3,689	0.0	(g)

Industrials
Trading Companies & Distributors
Sumitomo Corp.	34,100	493,226	3,341	0.0	(g)

Materials
Chemicals
Mitsui Chemicals, Inc.	16,100	496,459	3,710	0.0	(g)

Utilities
Electric Utilities
Kansai Electric Power Co., Inc. (The)	34,800	476,555	2,934	0.0	(g)

Total Long Positions of Total Return Basket Swap	149,000	3,020,230	17,669	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
HIS Co. Ltd.	(19,400)	(649,612)	(2,121)	0.0	(g)

Leisure Products
Sankyo Co. Ltd.	(19,400)	(626,185)	(2,580)	0.0	(g)

Multiline Retail
Don Quijote Holdings Co. Ltd.	(15,900)	(666,926)	(4,805)	0.0	(g)
Isetan Mitsukoshi Holdings Ltd.	(9,900)	(107,918)	(999)	0.0	(g)
Marui Group Co. Ltd.	(42,800)	(655,039)	(5,727)	0.0	(g)

	(68,600)	(1,429,883)	(11,531)	0.0	(g)

Specialty Retail
Bic Camera, Inc.	(10,700)	(131,802)	(810)	0.0	(g)
Fast Retailing Co. Ltd.	(2,000)	(669,150)	(7,614)	0.0	(g)
United Arrows Ltd.	(17,800)	(667,140)	(3,387)	0.0	(g)

	(30,500)	(1,468,092)	(11,811)	0.0	(g)

Total Consumer Discretionary	(137,900)	(4,173,772)	(28,043)	0.0	(g)

Consumer Staples
Food & Staples Retailing
Aeon Co. Ltd.	(41,900)	(648,086)	(3,031)	0.0	(g)
Sugi Holdings Co. Ltd.	(12,400)	(629,324)	(1,172)	0.0	(g)
Tsuruha Holdings, Inc.	(5,200)	(644,710)	(3,084)	0.0	(g)

	(59,500)	(1,922,120)	(7,287)	0.0	(g)

Food Products
Ezaki Glico Co. Ltd.	(11,600)	(643,367)	(1,671)	0.0	(g)
Kewpie Corp.	(12,800)	(319,300)	(1,622)	0.0	(g)
Kikkoman Corp.	(19,700)	(676,114)	(3,884)	0.0	(g)
Nissin Foods Holdings Co. Ltd.	(10,200)	(642,264)	(2,662)	0.0	(g)
Yamazaki Baking Co. Ltd.	(34,300)	(617,398)	(2,016)	0.0	(g)

	(88,600)	(2,898,443)	(11,855)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Personal Products
Shiseido Co. Ltd.	(15,100)	(622,838)	(2,265)	0.0	(g)

Total Consumer Staples	(163,200)	(5,443,401)	(21,407)	0.0	(g)

Financials
Banks
Kyushu Financial Group, Inc.	(106,200)	(675,025)	(5,350)	0.0	(g)
Suruga Bank Ltd.	(30,000)	(683,059)	(5,516)	0.0	(g)

	(136,200)	(1,358,084)	(10,866)	0.0	(g)

Capital Markets
Japan Exchange Group, Inc.	(34,600)	(623,784)	(5,759)	0.0	(g)

Consumer Finance
Acom Co. Ltd. (a)	(32,200)	(133,865)	(766)	0.0	(g)
Aiful Corp. (a)	(50,700)	(176,851)	(1,616)	0.0	(g)

	(82,900)	(310,716)	(2,382)	0.0	(g)

Insurance
Sony Financial Holdings, Inc.	(39,100)	(649,587)	(7,234)	0.0	(g)

Total Financials	(292,800)	(2,942,171)	(26,241)	0.0	(g)

Health Care
Health Care Equipment & Supplies
Sysmex Corp.	(9,600)	(657,022)	(4,386)	0.0	(g)

Pharmaceuticals
Chugai Pharmaceutical Co. Ltd.	(13,800)	(657,939)	(2,559)	0.0	(g)
Santen Pharmaceutical Co. Ltd.	(39,800)	(632,432)	(2,730)	0.0	(g)

	(53,600)	(1,290,371)	(5,289)	0.0	(g)

Total Health Care	(63,200)	(1,947,393)	(9,675)	0.0	(g)

Industrials
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(14,100)	(288,286)	(1,648)	0.0	(g)

Construction & Engineering
JGC Corp.	(39,500)	(662,512)	(6,292)	0.0	(g)

Industrial Conglomerates
Keihan Holdings Co. Ltd.	(21,100)	(644,724)	(2,659)	0.0	(g)

Machinery
FANUC Corp.	(2,900)	(678,089)	(5,533)	0.0	(g)

Road & Rail
Keio Corp.	(6,000)	(261,771)	(1,625)	0.0	(g)
Kintetsu Group Holdings Co. Ltd.	(16,700)	(642,164)	(3,274)	0.0	(g)
Odakyu Electric Railway Co. Ltd.	(15,300)	(299,303)	(1,928)	0.0	(g)

	(38,000)	(1,203,238)	(6,827)	0.0	(g)

Trading Companies & Distributors
MonotaRO Co. Ltd.	(16,000)	(440,602)	(2,978)	0.0	(g)

Transportation Infrastructure
Mitsubishi Logistics Corp.	(10,700)	(277,136)	(1,885)	0.0	(g)

Total Industrials	(142,300)	(4,194,587)	(27,822)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Information Technology
Electronic Equipment, Instruments & Components
Alps Electric Co. Ltd.	(23,400)	(716,135)	(7,169)	0.0	(g)

Internet Software & Services
GMO internet, Inc.	(14,100)	(217,835)	(1,694)	0.0	(g)
Kakaku.com, Inc.	(46,800)	(642,612)	(3,411)	0.0	(g)
Yahoo Japan Corp.	(137,600)	(615,190)	(1,645)	0.0	(g)

	(198,500)	(1,475,637)	(6,750)	0.0	(g)

Software
Capcom Co. Ltd.	(26,500)	(674,224)	(5,111)	0.0	(g)
Nintendo Co. Ltd.	(1,100)	(426,758)	(3,030)	0.0	(g)

	(27,600)	(1,100,982)	(8,141)	0.0	(g)

Technology Hardware, Storage & Peripherals
Ricoh Co. Ltd.	(63,000)	(584,630)	(5,077)	0.0	(g)

Total Information Technology	(312,500)	(3,877,384)	(27,137)	0.0	(g)

Materials
Chemicals
Kansai Paint Co. Ltd.	(26,400)	(678,558)	(3,611)	0.0	(g)
Taiyo Nippon Sanso Corp.	(54,000)	(648,386)	(5,829)	0.0	(g)
Tokuyama Corp.	(27,900)	(791,717)	(5,300)	0.0	(g)
Tokyo Ohka Kogyo Co. Ltd.	(1,800)	(65,826)	(526)	0.0	(g)
Toray Industries, Inc.	(66,900)	(677,138)	(4,343)	0.0	(g)

	(177,000)	(2,861,625)	(19,609)	0.0	(g)

Metals & Mining
Sumitomo Metal Mining Co. Ltd.	(17,100)	(674,622)	(4,488)	0.0	(g)
UACJ Corp.	(7,100)	(209,362)	(2,053)	0.0	(g)

	(24,200)	(883,984)	(6,541)	0.0	(g)

Total Materials	(201,200)	(3,745,609)	(26,150)	0.0	(g)

Real Estate
Real Estate Management & Development
Ichigo, Inc.	(187,800)	(667,870)	(3,909)	0.0	(g)

Utilities
Electric Utilities
Chubu Electric Power Co., Inc.	(51,000)	(657,721)	(4,214)	0.0	(g)
Chugoku Electric Power Co., Inc. (The)	(20,400)	(227,463)	(1,225)	0.0	(g)
Hokkaido Electric Power Co., Inc. (a)	(36,100)	(284,482)	(1,599)	0.0	(g)
Hokuriku Electric Power Co.	(5,800)	(51,249)	(240)	0.0	(g)

	(113,300)	(1,220,915)	(7,278)	0.0	(g)

Gas Utilities
Toho Gas Co. Ltd.	(22,000)	(615,090)	(2,715)	0.0	(g)

Total Utilities	(135,300)	(1,836,005)	(9,993)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,636,200)	(28,828,192)	(180,377)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,487,200)	(25,807,962)	(162,708)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	10/29/2018	$(3,954,419)	$(3,301)	$—	$(3,301)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Energy
Oil, Gas & Consumable Fuels
Caltex Australia Ltd.	18,829	494,382	669	0.0	(g)
Woodside Petroleum Ltd.	23,487	553,659	1,264	0.0	(g)

Total Energy	42,316	1,048,041	1,933	0.0	(g)

Materials
Metals & Mining
OZ Minerals Ltd.	21,925	135,389	307	0.0	(g)
South32 Ltd.	198,374	518,164	6,512	0.0	(g)

Total Materials	220,299	653,553	6,819	0.0	(g)

Total Long Positions of Total Return Basket Swap	262,615	1,701,594	8,752	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Distributors
Bapcor Ltd.	(146,013)	(608,766)	(840)	0.0	(g)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(2,544)	(90,955)	(242)	0.0	(g)
Star Entertainment Grp Ltd. (The)	(155,692)	(686,540)	(1,377)	0.0	(g)

	(158,236)	(777,495)	(1,619)	0.0	(g)

Total Consumer Discretionary	(304,249)	(1,386,261)	(2,459)	0.0	(g)

Consumer Staples
Beverages
Treasury Wine Estates Ltd.	(54,731)	(656,988)	(1,435)	0.0	(g)

Financials
Capital Markets
BT Investment Management Ltd.	(74,529)	(616,580)	(1,680)	0.0	(g)

Diversified Financial Services
AMP Ltd.	(37,661)	(143,526)	(272)	0.0	(g)

Total Financials	(112,190)	(760,106)	(1,952)	0.0	(g)

Health Care
Health Care Providers & Services
Healthscope Ltd.	(217,823)	(327,200)	(447)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Pharmaceuticals
Mayne Pharma Group Ltd. (a)	(145,565)	(76,451)	(136)	0.0	(g)

Total Health Care	(363,388)	(403,651)	(583)	0.0	(g)

Industrials
Commercial Services & Supplies
Brambles Ltd.	(35,267)	(255,730)	(390)	0.0	(g)

Professional Services
ALS Ltd.	(26,215)	(157,391)	(292)	0.0	(g)

Total Industrials	(61,482)	(413,121)	(682)	0.0	(g)

Materials
Chemicals
Incitec Pivot Ltd.	(218,631)	(641,297)	(2,100)	0.0	(g)
Nufarm Ltd.	(93,203)	(648,773)	(1,070)	0.0	(g)

	(311,834)	(1,290,070)	(3,170)	0.0	(g)

Metals & Mining
Iluka Resources Ltd.	(85,542)	(616,410)	(1,651)	0.0	(g)
Independence Group NL	(33,345)	(102,458)	(121)	0.0	(g)

	(118,887)	(718,868)	(1,772)	0.0	(g)

Total Materials	(430,721)	(2,008,938)	(4,942)	0.0	(g)

Total Common Stocks	(1,326,761)	(5,629,065)	(12,053)	0.0	(g)

Right
Materials
Chemicals
Nufarm Ltd. (a)	(20,712)	(26,948)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(1,347,473)	(5,656,013)	(12,053)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,084,858)	(3,954,419)	(3,301)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in CHF based on the local currencies of the positions within the swaps.	10/31/2018	$(2,037,846)	$(128)	$—	$(128)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Financials
Insurance
Baloise Holding AG (Registered)	3,025	476,913	(40)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Health Care
Pharmaceuticals
Novartis AG (Registered)	5,568	459,245	477	0.0	(g)
Roche Holding AG	22	5,112	1	0.0	(g)

Total Health Care	5,590	464,357	478	0.0	(g)

Industrials
Machinery
Schindler Holding AG	2,160	489,471	(55)	0.0	(g)
VAT Group AG	3,505	456,321	(51)	0.0	(g)

Total Industrials	5,665	945,792	(106)	0.0	(g)

Real Estate
Real Estate Management & Development
Swiss Prime Site AG (Registered)	5,989	511,165	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Sunrise Communications Group AG	5,859	487,409	(34)	0.0	(g)

Total Long Positions of Total Return Basket Swap	26,128	2,885,636	298	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Specialty Retail
Dufry AG (Registered) (a)	(910)	(135,452)	1	0.0	(g)

Consumer Staples
Food Products
Chocoladefabriken Lindt & Spruengli AG (Registered)	(9)	(624,795)	13	0.0	(g)

Financials
Capital Markets
Credit Suisse Group AG (Registered) (a)	(40,081)	(631,630)	329	0.0	(g)

Health Care
Pharmaceuticals
Vifor Pharma AG	(5,199)	(668,700)	(97)	0.0	(g)

Industrials
Professional Services
SGS SA (Registered)	(270)	(666,777)	70	0.0	(g)

Information Technology
Semiconductors & Semiconductor Equipment ams AG (a)	(9,788)	(893,026)	(710)	0.0	(g)

Chemicals
Clariant AG (Registered)	(25,785)	(648,748)	(20)	0.0	(g)
Givaudan SA (Registered)	(293)	(654,354)	(12)	0.0	(g)

Total Materials	(26,078)	(1,303,102)	(32)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(82,335)	(4,923,482)	(426)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(56,207)	(2,037,846)	(128)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	10/31/2018	$5,600,207	$(177)	$—	$(177)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
Sky plc	281,985	3,531,655	(54)	0.0	(g)

Consumer Staples
Food & Staples Retailing
Booker Group plc	443,284	1,184,560	—	0.0	(g)

Financials
Capital Markets
Sole Realisation Co. plc (a)	5,123	4,763	—	0.0	(g)

Information Technology
IT Services
Paysafe Group plc (a)	229,950	1,789,692	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	960,342	6,510,670	(54)	0.0	(g)

Short Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Tesco plc	(377,850)	(910,463)	(123)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	582,492	5,600,207	(177)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	10/29/2018	$8,128,249	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Internet & Direct Marketing Retail
HSN, Inc.	59,382	2,238,701	—	0.0	(g)

Media
Time Warner, Inc.	46,015	4,522,814	—	0.0	(g)

Total Consumer Discretionary	105,397	6,761,515	—	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Rice Energy, Inc. (a)	188,271	5,337,483	—	0.0	(g)

Financials
Banks
MainSource Financial Group, Inc.	8,467	319,121	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
CR Bard, Inc.	14,820	4,847,177	—	0.0	(g)

Information Technology
Semiconductors & Semiconductor Equipment
IXYS Corp. (a)	12,946	319,766	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Level 3 Communications, Inc. (a)	28,575	1,532,477	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	358,476	19,117,539	—	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Internet & Direct Marketing Retail
Liberty Interactive Corp. QVC Group (a)	(97,000)	(2,203,840)	—	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
EQT Corp.	(60,346)	(3,774,039)	—	0.0	(g)

Financials
Banks
First Financial Bancorp	(11,630)	(317,499)	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
Becton Dickinson and Co.	(7,449)	(1,554,383)	—	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Littelfuse, Inc.	(810)	(169,290)	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
AT&T, Inc.	(65,462)	(2,202,796)	—	0.0	(g)
CenturyLink, Inc.	(40,413)	(767,443)	—	0.0	(g)

Total Telecommunication Services	(105,875)	(2,970,239)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(283,110)	(10,989,290)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	75,366	8,128,249	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	37

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	10/29/2018	$819,325	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Jean Coutu Group PJC, Inc. (The)	32,100	609,106	—	0.0	(g)

Materials
Metals & Mining
Richmont Mines, Inc. (a)	41,674	362,762	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	73,774	971,868	—	0.0	(g)

Short Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Metro, Inc.	(4,846)	(152,543)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	68,928	819,325	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month EURIBOR on short positions respectively, which is denominated in EUR based on the local currencies of the positions within the swaps.	10/31/2018	$(1,210,363)	$(1,158)	$—	$(1,158)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Industrials
Construction & Engineering
HOCHTIEF AG	(6,852)	(1,210,363)	(1,158)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America N.A.	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	10/29/2018	$88,478	$322	$—	$322

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Tatts Group Ltd.	187,621	599,758	964	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Tabcorp Holdings Ltd.	(148,596)	(511,280)	(642)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	39,025	88,478	322	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	03/19/2018	$4,960,018	$167	$—	$167

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
Sky plc	176,594	2,211,710	(34)	0.0	(g)

Financials
Banks
Aldermore Group plc (a)	120,922	483,414	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	39

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Health Care
Health Care Providers & Services
Spire Healthcare Group plc	189,284	746,852	201	0.0	(g)

Information Technology
IT Services
Paysafe Group plc (a)	153,261	1,192,824	—	0.0	(g)

Semiconductors & Semiconductor Equipment
Imagination Technologies Group plc (a)	275,836	661,265	—	0.0	(g)

Total Information Technology	429,097	1,854,089	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	915,897	5,296,065	167	0.0	(g)

Short Positions

Common Stocks
Health Care
Health Care Providers & Services
Mediclinic International plc	(43,474)	(336,047)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	872,423	4,960,018	167	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	03/16/2018 — 03/19/2018	$4,115,349	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Diversified Consumer Services
Capella Education Co.	11,598	944,657	—	0.0	(g)

Household Durables
CalAtlantic Group, Inc.	90,100	4,445,534	—	0.0	(g)

Internet & Direct Marketing Retail
HSN, Inc.	29,584	1,115,317	—	0.0	(g)

Media
Time Warner, Inc.	9,567	940,340	—	0.0	(g)

Total Consumer Discretionary	140,849	7,445,848	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Health Care
Health Care Equipment & Supplies
CR Bard, Inc.	2,535	829,122	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Level 3 Communications, Inc. (a)	79,052	4,239,559	—	0.0	(g)

Utilities
Independent Power and Renewable Electricity Producers
Dynegy, Inc. (a)	239,700	2,984,265	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	462,136	15,498,794	—	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Diversified Consumer Services
Strayer Education, Inc.	(10,047)	(941,705)	—	0.0	(g)

Household Durables
Lennar Corp.	(60,900)	(3,390,303)	—	0.0	(g)

Internet & Direct Marketing Retail
Liberty Interactive Corp. QVC Group (a)	(48,325)	(1,097,944)	—	0.0	(g)

Total Consumer Discretionary	(119,272)	(5,429,952)	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
Becton Dickinson and Co.	(1,274)	(265,846)	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
AT&T, Inc.	(13,610)	(457,977)	—	0.0	(g)
CenturyLink, Inc.	(111,804)	(2,123,158)	—	0.0	(g)

	(125,414)	(2,581,135)	—	0.0	(g)

Utilities
Independent Power and Renewable Electricity Producers
Vistra Energy Corp.	(159,800)	(3,106,512)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(405,760)	(11,383,445)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	56,376	4,115,349	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long positions and pays or receives the net of one month CDOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	03/19/2018	$1,259,780	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	41

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Industrials
Construction & Engineering
Aecon Group, Inc.	83,646	1,259,780	—	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.25% to 0.75%), which is denominated in EUR based on the local currencies of the positions within the swaps.	03/19/2018 — 12/03/2019	$10,928,795	$(2,413)	$—	$(2,413)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Beverages
Refresco Group NV	26,176	605,248	—	0.0	(g)

Health Care
Pharmaceuticals
STADA Arzneimittel AG	7,111	683,782	—	0.0	(g)

Industrials
Aerospace & Defense
Zodiac Aerospace	125,724	3,593,547	(1,791)	0.0	(g)

Machinery
Pfeiffer Vacuum Technology AG	3,373	541,618	—	0.0	(g)

Transportation Infrastructure
Abertis Infraestructuras SA	254,503	5,504,600	(622)	0.0	(g)

Total Industrials	383,600	9,639,765	(2,413)	0.0	(g)

Total Long Positions of Total Return Basket Swap	416,887	10,928,795	(2,413)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in JPY based on the local currencies of the positions within the swaps.	03/19/2018	$464,025	$3,535	$—	$3,535

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
Asatsu-DK, Inc.	14,000	464,025	3,535	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.35%), which is denominated in AUD based on the local currencies of the positions within the swaps.	03/19/2018	$1,027,978	$1,778	$—	$1,778

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Mantra Group Ltd.	252,833	755,459	787	0.0	(g)
Tatts Group Ltd.	577,881	1,847,282	2,969	0.0	(g)

Total Long Positions of Total Return Basket Swap	830,714	2,602,741	3,756	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Tabcorp Holdings Ltd.	(457,681)	(1,574,763)	(1,978)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	373,033	1,027,978	1,778	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	43

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month CIBOR on long positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in DKK based on the local currencies of the positions within the swaps.	09/25/2020	$2,252,392	$14,716	$—	$14,716

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Information Technology
IT Services
Nets A/S (a)	88,221	2,252,392	14,716	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	03/19/2018	$5,159,139	$255	$—	$255

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Carnival plc	9,992	658,756	387	0.0	(g)
William Hill plc	156,849	538,230	(66)	0.0	(g)

	166,841	1,196,986	321	0.0	(g)

Household Durables
Barratt Developments plc	8,471	73,654	18	0.0	(g)
Bellway plc	2,548	123,542	21	0.0	(g)
Berkeley Group Holdings plc	12,561	624,107	—	0.0	(g)
Crest Nicholson Holdings plc	10,956	82,443	10	0.0	(g)
Persimmon plc	2,850	106,062	—	0.0	(g)
Redrow plc	17,327	149,814	—	0.0	(g)
Taylor Wimpey plc	49,895	132,226	21	0.0	(g)

	104,608	1,291,848	70	0.0	(g)

Specialty Retail
WH Smith plc	6,378	173,400	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Textiles, Apparel & Luxury Goods
Burberry Group plc	5,738	144,927	(23)	0.0	(g)

Total Consumer Discretionary	283,565	2,807,161	368	0.0	(g)

Consumer Staples
Food & Staples Retailing
Wm Morrison Supermarkets plc	211,503	629,795	—	0.0	(g)

Household Products
Reckitt Benckiser Group plc	1,751	156,656	28	0.0	(g)

Total Consumer Staples	213,254	786,451	28	0.0	(g)

Energy
Energy Equipment & Services
Petrofac Ltd.	64,692	360,402	136	0.0	(g)

Financials
Capital Markets
3i Group plc	52,865	674,671	(73)	0.0	(g)
Close Brothers Group plc	7,312	134,857	(35)	0.0	(g)
Investec plc	25,486	174,391	(102)	0.0	(g)

Total Financials	85,663	983,919	(210)	0.0	(g)

Industrials
Airlines
International Consolidated Airlines Group SA	75,041	633,786	(88)	0.0	(g)
Wizz Air Holdings plc (a)	2,255	98,092	6	0.0	(g)

	77,296	731,878	(82)	0.0	(g)

Commercial Services & Supplies
Mitie Group plc	50,401	158,598	(50)	0.0	(g)

Professional Services
RELX plc	29,183	671,527	(173)	0.0	(g)

Trading Companies & Distributors
Howden Joinery Group plc	122,810	668,815	(99)	0.0	(g)

Total Industrials	279,690	2,230,818	(404)	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Electrocomponents plc	70,411	649,402	(69)	0.0	(g)
Spectris plc	5,201	176,826	(11)	0.0	(g)

	75,612	826,228	(80)	0.0	(g)

Internet Software & Services
Moneysupermarket.com Group plc	39,327	169,702	—	0.0	(g)

Total Information Technology	114,939	995,930	(80)	0.0	(g)

Materials
Metals & Mining
BHP Billiton plc	35,343	639,908	339	0.0	(g)
Centamin plc	342,580	634,032	220	0.0	(g)
Rio Tinto plc	3,511	165,932	461	0.0	(g)

	381,434	1,439,872	1,020	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	45

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Paper & Forest Products
Mondi plc	8,823	213,377	(12)	0.0	(g)

Total Materials	390,257	1,653,249	1,008	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
BT Group plc	40,589	139,851	(473)	0.0	(g)
Inmarsat plc	24,825	204,769	17	0.0	(g)

Total Telecommunication Services	65,414	344,620	(456)	0.0	(g)

Utilities
Multi-Utilities
Centrica plc	66,812	150,673	(2)	0.0	(g)

Total Long Positions of Total Return Basket Swap	1,564,286	10,313,223	388	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Merlin Entertainments plc	(66,575)	(334,892)	49	0.0	(g)
Whitbread plc	(7,190)	(352,644)	15	0.0	(g)

	(73,765)	(687,536)	64	0.0	(g)

Internet & Direct Marketing Retail
Ocado Group plc (a)	(120,107)	(458,878)	61	0.0	(g)

Multiline Retail
B&M European Value Retail SA	(86,622)	(457,069)	13	0.0	(g)

Total Consumer Discretionary	(280,494)	(1,603,483)	138	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Tullow Oil plc (a)	(136,574)	(330,461)	(330)	0.0	(g)

Financials
Banks
Standard Chartered plc	(51,531)	(513,242)	338	0.0	(g)

Capital Markets
St James’s Place plc	(33,428)	(522,477)	81	0.0	(g)

Total Financials	(84,959)	(1,035,719)	419	0.0	(g)

Industrials
Aerospace & Defense
Rolls-Royce Holdings plc (Preference) (a)	(28,556)	(38)	—	0.0	(g)

Trading Companies & Distributors
Ashtead Group plc	(22,709)	(584,973)	150	0.0	(g)

Total Industrials	(51,265)	(585,011)	150	0.0	(g)

Materials
Metals & Mining
Fresnillo plc	(19,643)	(339,711)	(34)	0.0	(g)

Real Estate
Real Estate Management & Development
Capital & Counties Properties plc	(91,516)	(323,625)	(432)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Telecommunication Services
Diversified Telecommunication Services
TalkTalk Telecom Group plc	(179,656)	(509,433)	—	0.0	(g)

Utilities
Water Utilities
Pennon Group plc	(40,453)	(426,641)	(44)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(884,560)	(5,154,084)	(133)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	679,726	5,159,139	255	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	03/16/2018 — 03/19/2018	$(27,514,915)	$(3,249)	$—	$(3,249)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Cooper-Standard Holdings, Inc. (a)	4,152	462,865	—	0.0	(g)
Lear Corp.	3,217	564,873	—	0.0	(g)

	7,369	1,027,738	—	0.0	(g)

Hotels, Restaurants & Leisure
Wyndham Worldwide Corp.	2,511	268,300	—	0.0	(g)

Household Durables
KB Home	18,469	506,605	—	0.0	(g)
MDC Holdings, Inc.	15,775	584,306	—	0.0	(g)

	34,244	1,090,911	—	0.0	(g)

Multiline Retail
Big Lots, Inc.	10,626	545,220	—	0.0	(g)
Dillard’s, Inc.	4,933	250,596	—	0.0	(g)
Target Corp.	4,886	288,469	—	0.0	(g)

	20,445	1,084,285	—	0.0	(g)

Specialty Retail
American Eagle Outfitters, Inc.	16,856	219,465	—	0.0	(g)
Best Buy Co., Inc.	9,517	532,762	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	47

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Specialty Retail — continued
Children’s Place, Inc. (The)	4,841	526,701	—	0.0	(g)

	31,214	1,278,928	—	0.0	(g)

Total Consumer Discretionary	95,783	4,750,162	—	0.0	(g)

Consumer Staples
Food Products
Fresh Del Monte Produce, Inc.	11,032	491,034	—	0.0	(g)

Personal Products
USANA Health Sciences, Inc. (a)	9,641	633,414	—	0.0	(g)

Tobacco
Universal Corp.	7,662	439,416	—	0.0	(g)

Total Consumer Staples	28,335	1,563,864	—	0.0	(g)

Energy
Energy Equipment & Services
Nabors Industries Ltd.	3,112	17,521	—	0.0	(g)
Noble Corp. plc (a)	27,937	116,218	—	0.0	(g)
Patterson-UTI Energy, Inc.	3,313	65,531	—	0.0	(g)
Unit Corp. (a)	5,012	93,825	—	0.0	(g)

	39,374	293,095	—	0.0	(g)

Oil, Gas & Consumable Fuels
Valero Energy Corp.	6,230	491,485	—	0.0	(g)

Total Energy	45,604	784,580	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
Natus Medical, Inc. (a)	11,882	503,797	—	0.0	(g)

Health Care Providers & Services
Aetna, Inc.	3,090	525,393	—	0.0	(g)
Chemed Corp.	2,690	601,027	—	0.0	(g)
Express Scripts Holding Co. (a)	5,765	353,337	—	0.0	(g)
Humana, Inc.	1,904	486,186	—	0.0	(g)
Owens & Minor, Inc.	12,823	315,061	—	0.0	(g)
Quest Diagnostics, Inc.	5,104	478,653	—	0.0	(g)
UnitedHealth Group, Inc.	2,461	517,351	—	0.0	(g)

	33,837	3,277,008	—	0.0	(g)

Pharmaceuticals
Johnson & Johnson	3,749	522,648	—	0.0	(g)
Mallinckrodt plc (a)	12,793	405,154	—	0.0	(g)

	16,542	927,802	—	0.0	(g)

Total Health Care	62,261	4,708,607	—	0.0	(g)

Industrials
Airlines
Alaska Air Group, Inc.	5,694	375,975	—	0.0	(g)

Building Products
Owens Corning	6,448	533,185	—	0.0	(g)

Commercial Services & Supplies
Deluxe Corp.	6,506	453,143	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Machinery
Barnes Group, Inc.	7,852	511,087	—	0.0	(g)
Hillenbrand, Inc.	12,232	483,776	—	0.0	(g)
Wabash National Corp.	21,157	476,033	—	0.0	(g)

	41,241	1,470,896	—	0.0	(g)

Total Industrials	59,889	2,833,199	—	0.0	(g)

Information Technology
Communications Equipment
Cisco Systems, Inc.	12,504	427,012	—	0.0	(g)

Electronic Equipment, Instruments & Components
Corning, Inc.	10,130	317,170	—	0.0	(g)
Methode Electronics, Inc.	10,664	500,142	—	0.0	(g)

	20,794	817,312	—	0.0	(g)

IT Services
Amdocs Ltd.	5,631	366,578	—	0.0	(g)
Convergys Corp.	6,196	159,423	—	0.0	(g)
Science Applications International Corp.	6,547	480,157	—	0.0	(g)
Western Union Co. (The)	20,236	401,887	—	0.0	(g)

	38,610	1,408,045	—	0.0	(g)

Semiconductors & Semiconductor Equipment
Advanced Energy Industries, Inc. (a)	5,739	486,208	—	0.0	(g)
Intel Corp.	8,491	386,256	—	0.0	(g)
Teradyne, Inc.	6,226	267,033	—	0.0	(g)
Xperi Corp.	708	16,284	—	0.0	(g)

	21,164	1,155,781	—	0.0	(g)

Software
Oracle Corp.	8,047	409,592	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Apple, Inc.	3,539	598,233	—	0.0	(g)

Total Information Technology	104,658	4,815,975	—	0.0	(g)

Materials
Chemicals
Innophos Holdings, Inc.	838	41,003	—	0.0	(g)
LyondellBasell Industries NV	5,391	558,130	—	0.0	(g)
Trinseo SA	7,762	551,102	—	0.0	(g)

	13,991	1,150,235	—	0.0	(g)

Paper & Forest Products
Schweitzer-Mauduit International, Inc.	12,251	517,360	—	0.0	(g)

Total Materials	26,242	1,667,595	—	0.0	(g)

Utilities
Multi-Utilities
Ameren Corp.	8,176	506,830	—	0.0	(g)
CenterPoint Energy, Inc.	16,504	488,188	—	0.0	(g)

Total Utilities	24,680	995,018	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	447,452	22,119,000	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	49

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Auto Components
Visteon Corp. (a)	(1,580)	(199,143)	—	0.0	(g)

Distributors
Core-Mark Holding Co., Inc.	(4,798)	(163,420)	—	0.0	(g)
LKQ Corp. (a)	(3,256)	(122,719)	—	0.0	(g)

	(8,054)	(286,139)	—	0.0	(g)

Diversified Consumer Services
Houghton Mifflin Harcourt Co. (a)	(23,997)	(237,570)	—	0.0	(g)

Hotels, Restaurants & Leisure
Chipotle Mexican Grill, Inc. (a)	(1,116)	(303,440)	—	0.0	(g)
Fiesta Restaurant Group, Inc. (a)	(13,228)	(218,923)	—	0.0	(g)
MGM Resorts International	(6,543)	(205,123)	—	0.0	(g)
Planet Fitness, Inc.	(5,033)	(134,079)	—	0.0	(g)
Red Robin Gourmet Burgers, Inc. (a)	(2,490)	(170,316)	—	0.0	(g)
Shake Shack, Inc. (a)	(15,474)	(587,393)	—	0.0	(g)
Wynn Resorts Ltd.	(4,434)	(653,971)	—	0.0	(g)

	(48,318)	(2,273,245)	—	0.0	(g)

Internet & Direct Marketing Retail
Netflix, Inc. (a)	(970)	(190,537)	—	0.0	(g)
TripAdvisor, Inc. (a)	(10,776)	(404,100)	—	0.0	(g)

	(11,746)	(594,637)	—	0.0	(g)

Leisure Products
Mattel, Inc.	(14,957)	(211,193)	—	0.0	(g)

Media
Liberty Broadband Corp. (a)	(2,157)	(188,285)	—	0.0	(g)
Lions Gate Entertainment Corp. (a)	(5,274)	(153,051)	—	0.0	(g)

	(7,431)	(341,336)	—	0.0	(g)

Specialty Retail
Advance Auto Parts, Inc.	(1,947)	(159,148)	—	0.0	(g)
CarMax, Inc. (a)	(1,464)	(109,946)	—	0.0	(g)
L Brands, Inc.	(4,221)	(181,672)	—	0.0	(g)
Monro, Inc.	(4,044)	(199,571)	—	0.0	(g)

	(11,676)	(650,337)	—	0.0	(g)

Textiles, Apparel & Luxury Goods
NIKE, Inc.	(2,902)	(159,581)	—	0.0	(g)

Total Consumer Discretionary	(130,661)	(4,953,181)	—	0.0	(g)

Consumer Staples
Beverages
Coca-Cola Bottling Co. Consolidated	(516)	(116,389)	—	0.0	(g)
Molson Coors Brewing Co.	(2,190)	(177,105)	—	0.0	(g)
Monster Beverage Corp. (a)	(2,822)	(163,478)	—	0.0	(g)

	(5,528)	(456,972)	—	0.0	(g)

Food & Staples Retailing
Casey’s General Stores, Inc.	(1,621)	(185,718)	—	0.0	(g)
Costco Wholesale Corp.	(3,480)	(560,558)	—	0.0	(g)

	(5,101)	(746,276)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Food Products
Blue Buffalo Pet Products, Inc. (a)	(7,062)	(204,304)	—	0.0	(g)
Lancaster Colony Corp.	(1,600)	(200,352)	—	0.0	(g)

	(8,662)	(404,656)	—	0.0	(g)

Personal Products
Avon Products, Inc. (a)	(90,304)	(205,893)	—	0.0	(g)
Coty, Inc.	(11,426)	(175,960)	—	0.0	(g)
Edgewell Personal Care Co. (a)	(8,058)	(523,206)	—	0.0	(g)

	(109,788)	(905,059)	—	0.0	(g)

Tobacco
Vector Group Ltd.	(30,358)	(630,839)	—	0.0	(g)

Total Consumer Staples	(159,437)	(3,143,802)	—	0.0	(g)

Energy
Energy Equipment & Services
Weatherford International plc (a)	(81,679)	(283,426)	—	0.0	(g)

Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	(3,721)	(183,706)	—	0.0	(g)
Antero Resources Corp. (a)	(6,348)	(123,151)	—	0.0	(g)
Carrizo Oil & Gas, Inc. (a)	(14,279)	(252,596)	—	0.0	(g)
Cheniere Energy, Inc. (a)	(13,786)	(644,358)	—	0.0	(g)
Chesapeake Energy Corp. (a)	(43,673)	(170,325)	—	0.0	(g)
Concho Resources, Inc. (a)	(4,879)	(654,811)	—	0.0	(g)
EQT Corp.	(6,555)	(409,950)	—	0.0	(g)
Extraction Oil & Gas, Inc. (a)	(10,086)	(160,872)	—	0.0	(g)
Hess Corp.	(3,238)	(142,990)	—	0.0	(g)
Kosmos Energy Ltd. (a)	(85,699)	(658,168)	—	0.0	(g)
Laredo Petroleum, Inc. (a)	(17,784)	(211,985)	—	0.0	(g)
Matador Resources Co. (a)	(7,374)	(195,780)	—	0.0	(g)
Oasis Petroleum, Inc. (a)	(20,093)	(189,879)	—	0.0	(g)
Parsley Energy, Inc. (a)	(7,278)	(193,595)	—	0.0	(g)
PDC Energy, Inc. (a)	(10,726)	(546,275)	—	0.0	(g)
QEP Resources, Inc. (a)	(22,859)	(204,588)	—	0.0	(g)
Range Resources Corp.	(10,955)	(198,395)	—	0.0	(g)
RSP Permian, Inc. (a)	(16,407)	(564,565)	—	0.0	(g)
SM Energy Co.	(20,395)	(435,025)	—	0.0	(g)
WPX Energy, Inc. (a)	(45,683)	(515,304)	—	0.0	(g)

	(371,818)	(6,656,318)	—	0.0	(g)

Total Energy	(453,497)	(6,939,744)	—	0.0	(g)

Financials
Capital Markets
Charles Schwab Corp. (The)	(14,914)	(668,744)	—	0.0	(g)
Financial Engines, Inc.	(17,322)	(625,324)	—	0.0	(g)
Interactive Brokers Group, Inc.	(3,250)	(175,565)	—	0.0	(g)
TD Ameritrade Holding Corp.	(13,617)	(680,714)	—	0.0	(g)

	(49,103)	(2,150,347)	—	0.0	(g)

Consumer Finance
LendingClub Corp. (a)	(82,448)	(469,129)	—	0.0	(g)
PRA Group, Inc. (a)	(6,677)	(186,288)	—	0.0	(g)

	(89,125)	(655,417)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	51

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Insurance
Markel Corp. (a)	(175)	(189,753)	—	0.0	(g)
RLI Corp.	(2,819)	(166,575)	—	0.0	(g)

	(2,994)	(356,328)	—	0.0	(g)

Thrifts & Mortgage Finance
PHH Corp. (a)	(37,996)	(501,927)	—	0.0	(g)

Total Financials	(179,218)	(3,664,019)	—	0.0	(g)

Health Care
Health Care Equipment & Supplies
DexCom, Inc. (a)	(7,342)	(330,170)	—	0.0	(g)
Insulet Corp. (a)	(10,413)	(612,389)	—	0.0	(g)
Nevro Corp. (a)	(1,320)	(115,606)	—	0.0	(g)
Wright Medical Group NV (a)	(24,379)	(638,974)	(3,245)	0.0	(g)

	(43,454)	(1,697,139)	(3,245)	0.0	(g)

Pharmaceuticals
Aerie Pharmaceuticals, Inc. (a)	(1,432)	(88,426)	—	0.0	(g)
Dermira, Inc. (a)	(5,168)	(138,347)	—	0.0	(g)
Intra-Cellular Therapies, Inc. (a)	(12,235)	(190,744)	—	0.0	(g)
Medicines Co. (The) (a)	(7,434)	(213,653)	—	0.0	(g)
Nektar Therapeutics (a)	(19,436)	(468,213)	—	0.0	(g)
Pacira Pharmaceuticals, Inc. (a)	(15,905)	(509,755)	—	0.0	(g)

	(61,610)	(1,609,138)	—	0.0	(g)

Total Health Care	(105,064)	(3,306,277)	(3,245)	0.0	(g)

Industrials
Aerospace & Defense
Cubic Corp.	(3,430)	(187,107)	—	0.0	(g)
Mercury Systems, Inc. (a)	(3,743)	(188,909)	—	0.0	(g)
TransDigm Group, Inc.	(472)	(130,980)	—	0.0	(g)

	(7,645)	(506,996)	—	0.0	(g)

Air Freight & Logistics
Hub Group, Inc. (a)	(3,690)	(159,777)	—	0.0	(g)

Airlines
Spirit Airlines, Inc. (a)	(14,606)	(541,737)	—	0.0	(g)

Building Products
Armstrong World Industries, Inc. (a)	(11,858)	(605,944)	—	0.0	(g)

Commercial Services & Supplies
Clean Harbors, Inc. (a)	(2,123)	(113,602)	—	0.0	(g)
Covanta Holding Corp.	(39,956)	(643,292)	—	0.0	(g)
Healthcare Services Group, Inc.	(2,855)	(151,001)	—	0.0	(g)

	(44,934)	(907,895)	—	0.0	(g)

Construction & Engineering
Dycom Industries, Inc. (a)	(1,257)	(110,402)	—	0.0	(g)
Granite Construction, Inc.	(2,305)	(146,805)	—	0.0	(g)

	(3,562)	(257,207)	—	0.0	(g)

Electrical Equipment
Acuity Brands, Inc.	(1,341)	(224,215)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Machinery
CIRCOR International, Inc.	(2,355)	(103,502)	—	0.0	(g)
EnPro Industries, Inc.	(2,541)	(212,783)	—	0.0	(g)
Flowserve Corp.	(12,099)	(533,203)	—	0.0	(g)
REV Group, Inc.	(7,425)	(191,565)	—	0.0	(g)
SPX FLOW, Inc. (a)	(10,943)	(451,180)	—	0.0	(g)
Welbilt, Inc. (a)	(9,433)	(208,092)	—	0.0	(g)

	(44,796)	(1,700,325)	—	0.0	(g)

Marine
Matson, Inc.	(7,315)	(199,187)	—	0.0	(g)

Professional Services
Advisory Board Co. (The) (a)	(3,370)	(181,727)	—	0.0	(g)

Road & Rail
AMERCO	(356)	(139,780)	—	0.0	(g)
Avis Budget Group, Inc. (a)	(1,776)	(73,260)	—	0.0	(g)
Genesee & Wyoming, Inc. (a)	(9,000)	(646,020)	—	0.0	(g)
Hertz Global Holdings, Inc. (a)	—	(10)	(4)	0.0	(g)
Werner Enterprises, Inc.	(3,375)	(120,319)	—	0.0	(g)

	(14,507)	(979,389)	(4)	0.0	(g)

Trading Companies & Distributors
Beacon Roofing Supply, Inc. (a)	(2,948)	(163,349)	—	0.0	(g)
Herc Holdings, Inc. (a)	(4,064)	(196,949)	—	0.0	(g)
SiteOne Landscape Supply, Inc. (a)	(2,986)	(189,641)	—	0.0	(g)

	(9,998)	(549,939)	—	0.0	(g)

Transportation Infrastructure
Macquarie Infrastructure Corp.	(2,388)	(166,016)	—	0.0	(g)

Total Industrials	(170,010)	(6,980,354)	(4)	0.0	(g)

Information Technology
Communications Equipment
Infinera Corp. (a)	(24,932)	(208,681)	—	0.0	(g)
Quantenna Communications, Inc. (a)	(13,374)	(207,163)	—	0.0	(g)
ViaSat, Inc. (a)	(4,652)	(302,845)	—	0.0	(g)

	(42,958)	(718,689)	—	0.0	(g)

Electronic Equipment, Instruments & Components
Fitbit, Inc. (a)	(82,409)	(505,991)	—	0.0	(g)

Internet Software & Services
2U, Inc. (a)	(10,495)	(667,797)	—	0.0	(g)
Benefitfocus, Inc. (a)	(6,816)	(186,758)	—	0.0	(g)
Box, Inc. (a)	(7,005)	(153,760)	—	0.0	(g)
Cimpress NV (a)	(5,277)	(575,932)	—	0.0	(g)
Cornerstone OnDemand, Inc. (a)	(4,882)	(187,274)	—	0.0	(g)
Etsy, Inc. (a)	(9,639)	(160,971)	—	0.0	(g)
Gogo, Inc. (a)	(53,646)	(533,241)	—	0.0	(g)
GTT Communications, Inc. (a)	(5,862)	(213,670)	—	0.0	(g)
MuleSoft, Inc. (a)	(27,678)	(647,388)	—	0.0	(g)
New Relic, Inc. (a)	(12,480)	(640,598)	—	0.0	(g)
Pandora Media, Inc. (a)	(26,645)	(194,775)	—	0.0	(g)
Q2 Holdings, Inc. (a)	(3,718)	(158,201)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	53

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Internet Software & Services — continued
SPS Commerce, Inc. (a)	(2,833)	(139,270)	—	0.0	(g)
Zillow Group, Inc. (a)	(3,345)	(138,082)	—	0.0	(g)

	(180,321)	(4,597,717)	—	0.0	(g)

IT Services
InterXion Holding NV (a)	(10,894)	(581,631)	—	0.0	(g)
Syntel, Inc. (a)	(3,245)	(75,803)	—	0.0	(g)
WEX, Inc. (a)	(1,310)	(161,903)	—	0.0	(g)

	(15,449)	(819,337)	—	0.0	(g)

Semiconductors & Semiconductor Equipment
Cavium, Inc. (a)	(1,604)	(110,660)	—	0.0	(g)

Software
Autodesk, Inc. (a)	(5,410)	(676,034)	—	0.0	(g)
Blackline, Inc. (a)	(13,872)	(492,733)	—	0.0	(g)
FireEye, Inc. (a)	(22,809)	(385,928)	—	0.0	(g)
Globant SA (a)	(8,103)	(305,645)	—	0.0	(g)
HubSpot, Inc. (a)	(7,596)	(657,434)	—	0.0	(g)
Imperva, Inc. (a)	(11,364)	(485,243)	—	0.0	(g)
Paylocity Holding Corp. (a)	(2,547)	(136,035)	—	0.0	(g)
Pegasystems, Inc.	(1,690)	(98,527)	—	0.0	(g)
RingCentral, Inc. (a)	(13,452)	(567,002)	—	0.0	(g)
ServiceNow, Inc. (a)	(1,088)	(137,491)	—	0.0	(g)
Splunk, Inc. (a)	(8,401)	(565,387)	—	0.0	(g)
Tableau Software, Inc. (a)	(6,641)	(538,519)	—	0.0	(g)
Workday, Inc. (a)	(5,493)	(609,668)	—	0.0	(g)
Zendesk, Inc. (a)	(17,315)	(536,765)	—	0.0	(g)

	(125,781)	(6,192,411)	—	0.0	(g)

Technology Hardware, Storage & Peripherals
Cray, Inc. (a)	(10,222)	(211,084)	—	0.0	(g)
Pure Storage, Inc. (a)	(35,440)	(582,279)	—	0.0	(g)

	(45,662)	(793,363)	—	0.0	(g)

Total Information Technology	(494,184)	(13,738,168)	—	0.0	(g)

Materials
Chemicals
CF Industries Holdings, Inc.	(4,213)	(160,010)	—	0.0	(g)
GCP Applied Technologies, Inc. (a)	(7,326)	(214,286)	—	0.0	(g)
RPM International, Inc.	(2,370)	(126,392)	—	0.0	(g)

	(13,909)	(500,688)	—	0.0	(g)

Construction Materials
Martin Marietta Materials, Inc.	(833)	(180,636)	—	0.0	(g)
Summit Materials, Inc. (a)	(20,447)	(642,036)	—	0.0	(g)
Vulcan Materials Co.	(998)	(121,507)	—	0.0	(g)

	(22,278)	(944,179)	—	0.0	(g)

Containers & Packaging
Ball Corp.	(4,308)	(184,942)	—	0.0	(g)

Metals & Mining
Alcoa Corp.	(2,730)	(130,439)	—	0.0	(g)
Carpenter Technology Corp.	(3,569)	(177,701)	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Metals & Mining — continued
Coeur Mining, Inc. (a)	(24,620)	(186,866)	—	0.0	(g)
Hecla Mining Co.	(121,415)	(573,079)	—	0.0	(g)

	(152,334)	(1,068,085)	—	0.0	(g)

Paper & Forest Products
Clearwater Paper Corp. (a)	(3,171)	(146,342)	—	0.0	(g)

Total Materials	(196,000)	(2,844,236)	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Zayo Group Holdings, Inc. (a)	(17,896)	(645,330)	—	0.0	(g)

Wireless Telecommunication Services
Sprint Corp. (a)	(91,275)	(596,939)	—	0.0	(g)

Total Telecommunication Services	(109,171)	(1,242,269)	—	0.0	(g)

Utilities
Electric Utilities
Southern Co. (The)	(2,413)	(125,959)	—	0.0	(g)
Westar Energy, Inc.	(2,980)	(159,370)	—	0.0	(g)

	(5,393)	(285,329)	—	0.0	(g)

Multi-Utilities
Dominion Energy, Inc.	(7,892)	(640,357)	—	0.0	(g)
NiSource, Inc.	(5,764)	(151,997)	—	0.0	(g)
Sempra Energy	(5,656)	(664,580)	—	0.0	(g)

	(19,312)	(1,456,934)	—	0.0	(g)

Water Utilities
American States Water Co.	(11,554)	(621,028)	—	0.0	(g)
American Water Works Co., Inc.	(1,795)	(157,529)	—	0.0	(g)
Aqua America, Inc.	(4,395)	(155,935)	—	0.0	(g)
California Water Service Group	(3,455)	(145,110)	—	0.0	(g)

	(21,199)	(1,079,602)	—	0.0	(g)

Total Utilities	(45,904)	(2,821,865)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,043,146)	(49,633,915)	(3,249)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,595,694)	(27,514,915)	(3,249)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	03/19/2018	$9,096,021	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	55

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Linamar Corp.	6,624	401,928	—	0.0	(g)
Magna International, Inc.	11,972	653,119	—	0.0	(g)

Total Consumer Discretionary	18,596	1,055,047	—	0.0	(g)

Consumer Staples
Food & Staples Retailing
George Weston Ltd.	7,404	621,658	—	0.0	(g)
Loblaw Cos. Ltd.	11,913	614,811	—	0.0	(g)

Total Consumer Staples	19,317	1,236,469	—	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Enbridge Income Fund Holdings, Inc.	26,197	610,607	—	0.0	(g)
Enerplus Corp.	75,307	690,553	—	0.0	(g)
Inter Pipeline Ltd.	31,572	642,159	—	0.0	(g)
Parkland Fuel Corp.	11,443	232,390	—	0.0	(g)

Total Energy	144,519	2,175,709	—	0.0	(g)

Financials
Banks
Bank of Nova Scotia (The)	2,354	151,958	—	0.0	(g)
Laurentian Bank of Canada	13,485	627,161	—	0.0	(g)
National Bank of Canada	13,241	642,601	—	0.0	(g)
Royal Bank of Canada	1,554	121,504	—	0.0	(g)
Toronto-Dominion Bank (The)	2,800	159,175	—	0.0	(g)

	33,434	1,702,399	—	0.0	(g)

Capital Markets
IGM Financial, Inc.	4,844	170,728	—	0.0	(g)

Insurance
Manulife Financial Corp.	31,450	632,364	—	0.0	(g)
Power Financial Corp.	22,887	640,609	—	0.0	(g)

	54,337	1,272,973	—	0.0	(g)

Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	4,306	133,809	—	0.0	(g)

Total Financials	96,921	3,279,909	—	0.0	(g)

Industrials
Machinery
New Flyer Industries, Inc.	15,344	651,058	—	0.0	(g)

Road & Rail
Canadian National Railway Co.	7,961	640,595	—	0.0	(g)

Trading Companies & Distributors
Finning International, Inc.	26,869	655,220	—	0.0	(g)

Total Industrials	50,174	1,946,873	—	0.0	(g)

Information Technology
IT Services
CGI Group, Inc. (a)	12,212	648,890	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Materials
Paper & Forest Products
Norbord, Inc.	17,563	633,036	—	0.0	(g)
West Fraser Timber Co. Ltd.	10,896	662,746	—	0.0	(g)

Total Materials	28,459	1,295,782	—	0.0	(g)

Real Estate
Real Estate Management & Development
First Capital Realty, Inc.	10,999	174,436	—	0.0	(g)

Telecommunication Services
Wireless Telecommunication Services
Rogers Communications, Inc.	12,371	641,900	—	0.0	(g)

Total Long Positions of Total Return Basket Swap	393,568	12,455,015	—	0.0	(g)

Short Positions

Common Stocks
Energy
Oil, Gas & Consumable Fuels
MEG Energy Corp. (a)	(102,395)	(454,789)	—	0.0	(g)
Seven Generations Energy Ltd. (a)	(22,400)	(338,231)	—	0.0	(g)

Total Energy	(124,795)	(793,020)	—	0.0	(g)

Financials
Diversified Financial Services
Element Fleet Management Corp.	(40,395)	(311,237)	—	0.0	(g)

Industrials
Aerospace & Defense
Bombardier, Inc. (a)	(203,991)	(431,668)	—	0.0	(g)

Materials
Chemicals
Potash Corp. of Saskatchewan, Inc.	(25,969)	(505,450)	—	0.0	(g)

Metals & Mining
Endeavour Mining Corp. (a)	(23,291)	(413,970)	—	0.0	(g)
First Quantum Minerals Ltd.	(40,677)	(454,980)	—	0.0	(g)
Franco-Nevada Corp.	(5,646)	(448,669)	—	0.0	(g)

	(69,614)	(1,317,619)	—	0.0	(g)

Total Materials	(95,583)	(1,823,069)	—	0.0	(g)

Total Short Positions of Total Return Basket Swap	(464,764)	(3,358,994)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(71,196)	9,096,021	—	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	57

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.25% to 0.75%), which is denominated in EUR based on the local currencies of the positions within the swaps.	03/19/2018 — 12/03/2019	$25,632,270	$(361)	$—	$(361)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Cie Generale des Etablissements Michelin	3,513	508,495	254	0.0	(g)
Faurecia	9,293	675,559	(27)	0.0	(g)

	12,806	1,184,054	227	0.0	(g)

Automobiles
Peugeot SA	22,664	537,716	77	0.0	(g)

Media
Mediaset Espana Comunicacion SA	12,229	132,917	(17)	0.0	(g)
Mediaset SpA (a)	180,267	661,899	(390)	0.0	(g)

	192,496	794,816	(407)	0.0	(g)

Total Consumer Discretionary	227,966	2,516,586	(103)	0.0	(g)

Energy
Energy Equipment & Services
SBM Offshore NV	37,506	669,337	24	0.0	(g)
Tecnicas Reunidas SA	21,506	692,433	266	0.0	(g)

	59,012	1,361,770	290	0.0	(g)

Oil, Gas & Consumable Fuels
Neste OYJ	13,399	745,940	(582)	0.0	(g)
OMV AG	10,869	652,286	(756)	0.0	(g)
Repsol SA	36,325	680,709	102	0.0	(g)
Saras SpA	249,900	666,870	(323)	0.0	(g)
TOTAL SA	12,060	672,202	(280)	0.0	(g)

	322,553	3,418,007	(1,839)	0.0	(g)

Total Energy	381,565	4,779,777	(1,549)	0.0	(g)

Financials
Banks
Credit Agricole SA	36,445	636,083	138	0.0	(g)
ING Groep NV	38,709	715,322	192	0.0	(g)

	75,154	1,351,405	330	0.0	(g)

Insurance
Allianz SE (Registered)	2,811	656,253	3,503	0.0	(g)
ASR Nederland NV	16,268	666,901	(131)	0.0	(g)
AXA SA	21,674	654,304	(350)	0.0	(g)
CNP Assurances	27,538	640,603	(147)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Insurance — continued
Mapfre SA	143,621	469,713	(224)	0.0	(g)
SCOR SE	15,621	648,481	(119)	0.0	(g)
Societa Cattolica di Assicurazioni SC	61,056	661,782	—	0.0	(g)
Talanx AG	16,052	630,409	—	0.0	(g)

	304,641	5,028,446	2,532	0.0	(g)

Total Financials	379,795	6,379,851	2,862	0.0	(g)

Health Care
Health Care Equipment & Supplies
Koninklijke Philips NV	15,761	642,307	561	0.0	(g)

Health Care Providers & Services
Fresenius Medical Care AG & Co. KGaA	6,705	649,192	779	0.0	(g)

Life Sciences Tools & Services
Evotec AG (a)	26,902	572,465	7,933	0.0	(g)

Pharmaceuticals
Bayer AG (Registered)	4,675	608,119	(163)	0.0	(g)
Ipsen SA	4,784	578,422	(18)	0.0	(g)
Merck KGaA	5,845	627,127	1,490	0.0	(g)
Sanofi	6,556	620,766	(26)	0.0	(g)

	21,860	2,434,434	1,283	0.0	(g)

Total Health Care	71,228	4,298,398	10,556	0.0	(g)

Industrials
Aerospace & Defense
Dassault Aviation SA	320	498,952	(162)	0.0	(g)

Airlines
Deutsche Lufthansa AG (Registered)	21,456	689,336	4,527	0.0	(g)

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	16,723	659,205	(283)	0.0	(g)

Electrical Equipment
Philips Lighting NV	17,319	656,407	247	0.0	(g)

Machinery
Cargotec OYJ	10,005	590,629	(245)	0.0	(g)
Fincantieri SpA (a)	575,954	715,767	(754)	0.0	(g)
Valmet OYJ	34,247	664,009	(203)	0.0	(g)
Wartsila OYJ Abp	9,191	592,049	—	0.0	(g)

	629,397	2,562,454	(1,202)	0.0	(g)

Transportation Infrastructure
Aena SME SA	3,604	661,239	36	0.0	(g)
Fraport AG Frankfurt Airport Services Worldwide	6,836	649,582	923	0.0	(g)

	10,440	1,310,821	959	0.0	(g)

Total Industrials	695,655	6,377,175	4,086	0.0	(g)

Information Technology
Semiconductors & Semiconductor Equipment
BE Semiconductor Industries NV	9,052	711,327	119	0.0	(g)

Materials
Chemicals
Covestro AG	1,992	191,490	384	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	59

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Chemicals — continued
Lenzing AG	4,964	671,905	—	0.0	(g)

	6,956	863,395	384	0.0	(g)

Paper & Forest Products
UPM-Kymmene OYJ	22,696	681,613	(473)	0.0	(g)

Total Materials	29,652	1,545,008	(89)	0.0	(g)

Real Estate
Real Estate Management & Development
Nexity SA (a)	8,672	533,000	142	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	35,925	650,506	(3,985)	0.0	(g)
Proximus SADP	19,421	644,902	(67)	0.0	(g)
Telefonica Deutschland Holding AG	120,754	615,950	2,249	0.0	(g)
Telefonica SA	62,370	653,979	(322)	0.0	(g)

Total Telecommunication Services	238,470	2,565,337	(2,125)	0.0	(g)

Utilities
Electric Utilities
EDP—Energias de Portugal SA	184,163	656,766	(316)	0.0	(g)
Endesa SA	28,760	658,266	(30)	0.0	(g)
Enel SpA	27,942	173,287	(32)	0.0	(g)
Iberdrola SA	82,876	669,722	(59)	0.0	(g)
Terna Rete Elettrica Nazionale SpA	109,877	662,989	—	0.0	(g)

	433,618	2,821,030	(437)	0.0	(g)

Gas Utilities
Gas Natural SDG SA	22,370	478,663	(17)	0.0	(g)

Multi-Utilities
Engie SA	38,444	649,779	—	0.0	(g)
Hera SpA	200,354	644,554	(48)	0.0	(g)
Innogy SE	14,038	652,851	(418)	0.0	(g)

	252,836	1,947,184	(466)	0.0	(g)

Total Utilities	708,824	5,246,877	(920)	0.0	(g)

Total Long Positions of Total Return Basket Swap	2,750,879	34,953,336	12,979	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Accor SA	(10,741)	(535,846)	91	0.0	(g)

Internet & Direct Marketing Retail
Yoox Net-A-Porter Group SpA (a)	(12,044)	(449,888)	458	0.0	(g)
Zalando SE (a)	(9,080)	(457,098)	(2,770)	0.0	(g)

	(21,124)	(906,986)	(2,312)	0.0	(g)

Media
Altice NV (a)	(24,977)	(471,031)	153	0.0	(g)

Total Consumer Discretionary	(56,842)	(1,913,863)	(2,068)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Consumer Staples
Beverages
Anheuser-Busch InBev SA/NV	(3,243)	(397,661)	(823)	0.0	(g)

Financials
Banks
Banco Comercial Portugues SA (a)	(1,900,026)	(567,786)	(89)	0.0	(g)
Banco Espirito Santo SA (Registered) (a)	(35,937)	—	—	0.0	(g)

	(1,935,963)	(567,786)	(89)	0.0	(g)

Diversified Financial Services
Wendel SA	(3,052)	(514,751)	30	0.0	(g)

Total Financials	(1,939,015)	(1,082,537)	(59)	0.0	(g)

Health Care
Life Sciences Tools & Services
MorphoSys AG (a)	(5,347)	(464,062)	331	0.0	(g)

Industrials
Commercial Services & Supplies
Bilfinger SE	(15,708)	(633,730)	(1,736)	0.0	(g)

Machinery
Alstom SA	(11,024)	(445,990)	117	0.0	(g)
Konecranes OYJ	(13,391)	(616,572)	505	0.0	(g)

	(24,415)	(1,062,562)	622	0.0	(g)

Trading Companies & Distributors
Brenntag AG	(8,564)	(485,885)	(913)	0.0	(g)

Transportation Infrastructure
Groupe Eurotunnel SE (Registered)	(37,649)	(473,200)	—	0.0	(g)

Total Industrials	(86,336)	(2,655,377)	(2,027)	0.0	(g)

Information Technology
Internet Software & Services
Rocket Internet SE (a)	(25,608)	(658,424)	(4,860)	0.0	(g)

Materials
Chemicals
K+S AG (Registered)	(26,097)	(634,465)	(1,556)	0.0	(g)
OCI NV (a)	(27,182)	(644,835)	(19)	0.0	(g)

	(53,279)	(1,279,300)	(1,575)	0.0	(g)

Metals & Mining
thyssenkrupp AG	(16,346)	(438,500)	(2,374)	0.0	(g)

Total Materials	(69,625)	(1,717,800)	(3,949)	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Iliad SA	(1,728)	(431,342)	115	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,187,744)	(9,321,066)	(13,340)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	563,135	25,632,270	(361)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	61

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in CHF based on the local currencies of the positions within the swaps.	03/20/2018	$2,401,362	$214	$—	$214

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Financials
Insurance
Baloise Holding AG (Registered)	1,097	172,950	(15)	0.0	(g)
Swiss Life Holding AG (Registered)	1,855	644,741	(88)	0.0	(g)

Total Financials	2,952	817,691	(103)	0.0	(g)

Health Care
Pharmaceuticals
Novartis AG (Registered)	2,036	167,928	174	0.0	(g)
Roche Holding AG	2,683	623,481	96	0.0	(g)

Total Health Care	4,719	791,409	270	0.0	(g)

Industrials
Machinery
Georg Fischer AG (Registered)	527	649,301	92	0.0	(g)
Schindler Holding AG	745	168,822	(19)	0.0	(g)
VAT Group AG	1,280	166,645	(19)	0.0	(g)

Total Industrials	2,552	984,768	54	0.0	(g)

Real Estate
Real Estate Management & Development
Swiss Prime Site AG (Registered)	1,513	129,135	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Sunrise Communications Group AG	2,074	172,536	(12)	0.0	(g)

Total Long Positions of Total Return Basket Swap	13,810	2,895,539	209	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Specialty Retail
Dufry AG (Registered) (a)	(3,320)	(494,177)	5	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	10,490	2,401,362	214	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.20%), which is denominated in JPY based on the local currencies of the positions within the swaps.	03/19/2018	$16,231,883	$111,722	$—	$111,722

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
Bridgestone Corp.	13,400	640,123	4,918	0.0	(g)
NHK Spring Co. Ltd.	58,000	663,759	6,761	0.0	(g)
Sumitomo Rubber Industries Ltd.	35,300	670,267	4,656	0.0	(g)
TS Tech Co. Ltd.	4,700	168,325	1,332	0.0	(g)
Unipres Corp.	24,100	650,695	8,481	0.0	(g)

	135,500	2,793,169	26,148	0.0	(g)

Household Durables
Sekisui Chemical Co. Ltd.	32,500	655,990	5,447	0.0	(g)

Leisure Products
Bandai Namco Holdings, Inc.	3,500	119,938	660	0.0	(g)
Heiwa Corp.	7,800	143,830	527	0.0	(g)

	11,300	263,768	1,187	0.0	(g)

Total Consumer Discretionary	179,300	3,712,927	32,782	0.0	(g)

Consumer Staples
Beverages
Kirin Holdings Co. Ltd.	27,000	648,104	5,903	0.0	(g)
Suntory Beverage & Food Ltd.	14,300	657,977	5,262	0.0	(g)

	41,300	1,306,081	11,165	0.0	(g)

Food & Staples Retailing
Matsumotokiyoshi Holdings Co. Ltd.	1,600	115,061	519	0.0	(g)

Food Products
Nichirei Corp.	6,500	167,325	859	0.0	(g)
Nippon Suisan Kaisha Ltd.	21,900	133,996	1,100	0.0	(g)
Prima Meat Packers Ltd.	99,000	646,920	1,750	0.0	(g)

	127,400	948,241	3,709	0.0	(g)

Personal Products
Pola Orbis Holdings, Inc.	19,800	631,115	4,230	0.0	(g)

Total Consumer Staples	190,100	3,000,498	19,623	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Showa Shell Sekiyu KK	16,400	193,475	1,357	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	63

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Financials
Banks
Aozora Bank Ltd.	17,100	669,325	3,853	0.0	(g)

Health Care
Pharmaceuticals
Astellas Pharma, Inc.	9,000	119,780	379	0.0	(g)
Kaken Pharmaceutical Co. Ltd.	2,200	111,492	432	0.0	(g)
Mitsubishi Tanabe Pharma Corp.	7,300	160,669	551	0.0	(g)
Tsumura & Co.	17,600	654,129	2,478	0.0	(g)

Total Health Care	36,100	1,046,070	3,840	0.0	(g)

Industrials
Building Products
Asahi Glass Co. Ltd.	17,200	674,071	3,951	0.0	(g)
Nichias Corp.	53,000	690,111	2,586	0.0	(g)

	70,200	1,364,182	6,537	0.0	(g)

Construction & Engineering
Kinden Corp.	38,800	655,250	3,493	0.0	(g)
Maeda Corp.	54,900	688,304	2,688	0.0	(g)
Nishimatsu Construction Co. Ltd.	22,300	673,242	2,506	0.0	(g)
Penta-Ocean Construction Co. Ltd.	26,000	172,005	1,195	0.0	(g)
Toda Corp.	85,000	692,512	4,020	0.0	(g)

	227,000	2,881,313	13,902	0.0	(g)

Electrical Equipment
Fuji Electric Co. Ltd.	19,000	137,657	1,137	0.0	(g)

Road & Rail
Sankyu, Inc.	15,900	657,357	2,927	0.0	(g)

Trading Companies & Distributors
Kanamoto Co. Ltd.	19,800	650,944	5,774	0.0	(g)
Sumitomo Corp.	12,400	179,355	1,215	0.0	(g)

	32,200	830,299	6,989	0.0	(g)

Total Industrials	364,300	5,870,808	31,492	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Oki Electric Industry Co. Ltd.	47,700	666,351	4,370	0.0	(g)
Omron Corp.	11,900	666,823	5,392	0.0	(g)

	59,600	1,333,174	9,762	0.0	(g)

Internet Software & Services
Mixi, Inc.	5,000	243,760	1,026	0.0	(g)

Semiconductors & Semiconductor Equipment
Disco Corp.	3,000	695,180	5,765	0.0	(g)
SCREEN Holdings Co. Ltd.	8,800	689,732	7,897	0.0	(g)
Ulvac, Inc.	1,000	70,844	575	0.0	(g)

	12,800	1,455,756	14,237	0.0	(g)

Software
Nexon Co. Ltd.	8,000	215,193	1,306	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	26,800	652,127	6,551	0.0	(g)

Total Information Technology	112,200	3,900,010	32,882	0.0	(g)

Materials
Chemicals
Hitachi Chemical Co. Ltd.	5,600	159,689	1,349	0.0	(g)
Kuraray Co. Ltd.	8,700	171,343	1,253	0.0	(g)
Mitsubishi Chemical Holdings Corp.	65,900	688,346	5,903	0.0	(g)
Mitsubishi Gas Chemical Co., Inc.	5,700	139,437	1,129	0.0	(g)
Mitsui Chemicals, Inc.	6,100	188,099	1,406	0.0	(g)
NOF Corp.	22,700	656,038	5,213	0.0	(g)
Sumitomo Bakelite Co. Ltd.	84,000	683,104	4,190	0.0	(g)
Tokai Carbon Co. Ltd.	69,800	697,501	7,512	0.0	(g)
Tosoh Corp.	8,500	183,436	1,184	0.0	(g)

	277,000	3,566,993	29,139	0.0	(g)

Metals & Mining
Nippon Light Metal Holdings Co. Ltd.	221,100	650,778	5,202	0.0	(g)

Paper & Forest Products
Oji Holdings Corp.	124,000	726,765	4,826	0.0	(g)

Total Materials	622,100	4,944,536	39,167	0.0	(g)

Real Estate
Real Estate Management & Development
Nomura Real Estate Holdings, Inc.	6,300	138,667	926	0.0	(g)

Telecommunication Services
Wireless Telecommunication Services
NTT DOCOMO, Inc.	8,000	193,750	900	0.0	(g)

Utilities
Electric Utilities
Kansai Electric Power Co., Inc. (The)	12,900	176,654	1,088	0.0	(g)
Tokyo Electric Power Co. Holdings, Inc. (a)	159,000	652,635	3,798	0.0	(g)

Total Utilities	171,900	829,289	4,886	0.0	(g)

Total Long Positions of Total Return Basket Swap	1,723,800	24,499,355	171,708	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Multiline Retail
Isetan Mitsukoshi Holdings Ltd.	(47,800)	(521,057)	(4,823)	0.0	(g)

Specialty Retail
Bic Camera, Inc.	(40,600)	(500,107)	(3,074)	0.0	(g)

Total Consumer Discretionary	(88,400)	(1,021,164)	(7,897)	0.0	(g)

Consumer Staples
Food Products
Kewpie Corp.	(13,300)	(331,773)	(1,686)	0.0	(g)

Financials
Consumer Finance
Acom Co. Ltd. (a)	(123,900)	(515,088)	(2,947)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	65

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Financials — continued
Aiful Corp. (a)	(135,200)	(471,602)	(4,308)	0.0	(g)

Total Financials	(259,100)	(986,690)	(7,255)	0.0	(g)

Industrials
Air Freight & Logistics
Yamato Holdings Co. Ltd.	(18,500)	(378,247)	(2,162)	0.0	(g)

Road & Rail
Keio Corp.	(9,000)	(392,657)	(2,437)	0.0	(g)
Odakyu Electric Railway Co. Ltd.	(18,000)	(352,121)	(2,268)	0.0	(g)

	(27,000)	(744,778)	(4,705)	0.0	(g)

Trading Companies & Distributors
MonotaRO Co. Ltd.	(7,500)	(206,532)	(1,396)	0.0	(g)

Transportation Infrastructure
Mitsubishi Logistics Corp.	(14,500)	(375,559)	(2,554)	0.0	(g)

Total Industrials	(67,500)	(1,705,116)	(10,817)	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Japan Display, Inc. (a)	(146,700)	(316,459)	(2,945)	0.0	(g)

Internet Software & Services
GMO internet, Inc.	(31,400)	(485,108)	(3,773)	0.0	(g)

Software
Nintendo Co. Ltd.	(600)	(232,777)	(1,653)	0.0	(g)

Total Information Technology	(178,700)	(1,034,344)	(8,371)	0.0	(g)

Materials
Chemicals
Tokyo Ohka Kogyo Co. Ltd.	(15,400)	(563,179)	(4,496)	0.0	(g)

Metals & Mining
Kobe Steel Ltd.	(84,200)	(710,887)	(7,400)	0.0	(g)
UACJ Corp.	(16,000)	(471,801)	(4,627)	0.0	(g)

	(100,200)	(1,182,688)	(12,027)	0.0	(g)

Total Materials	(115,600)	(1,745,867)	(16,523)	0.0	(g)

Utilities
Electric Utilities
Chugoku Electric Power Co., Inc. (The)	(37,500)	(418,130)	(2,252)	0.0	(g)
Hokkaido Electric Power Co., Inc. (a)	(52,400)	(412,932)	(2,322)	0.0	(g)
Hokuriku Electric Power Co.	(69,200)	(611,456)	(2,863)	0.0	(g)

Total Utilities	(159,100)	(1,442,518)	(7,437)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(881,700)	(8,267,472)	(59,986)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	842,100	16,231,883	111,722	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.35%), which is denominated in AUD based on the local currencies of the positions within the swaps.	03/19/2018	$(370,933)	$6,153	$—	$6,153

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Aristocrat Leisure Ltd.	36,403	658,104	1,976	0.0	(g)

Consumer Staples
Food & Staples Retailing
Metcash Ltd.	94,396	195,003	662	0.0	(g)
Woolworths Ltd.	8,804	174,536	153	0.0	(g)

Total Consumer Staples	103,200	369,539	815	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Caltex Australia Ltd.	5,952	156,278	212	0.0	(g)
Woodside Petroleum Ltd.	4,906	115,649	264	0.0	(g)

Total Energy	10,858	271,927	476	0.0	(g)

Health Care
Health Care Providers & Services
Primary Health Care Ltd.	248,845	652,229	878	0.0	(g)

Industrials
Airlines
Qantas Airways Ltd.	23,442	110,638	298	0.0	(g)

Materials
Metals & Mining
BlueScope Steel Ltd.	13,623	134,119	244	0.0	(g)
Fortescue Metals Group Ltd.	66,579	236,729	292	0.0	(g)
OZ Minerals Ltd.	76,034	469,516	1,065	0.0	(g)
Regis Resources Ltd.	72,320	214,837	(475)	0.0	(g)
Rio Tinto Ltd.	12,071	643,219	1,602	0.0	(g)
South32 Ltd.	62,953	164,437	2,067	0.0	(g)

Total Materials	303,580	1,862,857	4,795	0.0	(g)

Total Long Positions of Total Return Basket Swap	726,328	3,925,294	9,238	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(14,053)	(502,435)	(1,338)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	67

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Financials
Diversified Financial Services
AMP Ltd.	(124,161)	(473,178)	(896)	0.0	(g)

Health Care
Health Care Providers & Services
Healthscope Ltd.	(221,778)	(333,141)	(455)	0.0	(g)

Pharmaceuticals
Mayne Pharma Group Ltd. (a)	(641,865)	(337,109)	(602)	0.0	(g)

Total Health Care	(863,643)	(670,250)	(1,057)	0.0	(g)

Industrials
Commercial Services & Supplies
Brambles Ltd.	(52,653)	(381,801)	(582)	0.0	(g)

Professional Services
ALS Ltd.	(75,524)	(453,434)	(842)	0.0	(g)

Transportation Infrastructure
Qube Holdings Ltd.	(327,512)	(645,345)	(1,146)	0.0	(g)

Total Industrials	(455,689)	(1,480,580)	(2,570)	0.0	(g)

Materials
Metals & Mining
Independence Group NL	(156,945)	(482,241)	(568)	0.0	(g)
Saracen Mineral Holdings Ltd. (a)	(620,418)	(687,543)	3,344	0.0	(g)

Total Materials	(777,363)	(1,169,784)	2,776	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,234,909)	(4,296,227)	(3,085)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(1,508,581)	(370,933)	6,153	0.0	(g)

The following reference rates, and their values as of period-end, are used for security descriptions:	VALUE
BA	1.26%
BBR	1.26
BBSW	1.69
CDOR	1.32
CIBOR	0.36
EURIBOR	0.37
LIBOR	1.38
STIBOR	0.46

Summary of total swap contracts outstanding as of October 31, 2017:
	NET UPFRONT PAYMENTS (RECEIPTS)	VALUE
Assets
OTC Total return basket swaps outstanding	$—	$140,480
OTC Total return swap contracts outstanding	—	2,379

Total OTC swap contracts outstanding	—	142,859

Liabilities
Total OTC Total return basket swaps outstanding	—	(177,997)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

AUD	— Australian Dollar
BA	— Banker’s Acceptance Rate
BBR	— Bank Bill Rate
BBSW	— ASX Australia Bank Bill Swap Rate
BRL	— Brazilian Real
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CDOR	— Canada Dollar Offered Rate
CHF	— Swiss Franc
CIBOR	— Copenhagen Interbank Offered Rate
CVR	— Contingent Value Rights.
DAX	— Deutscher Aktien Index
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBEX	— Spanish Exchange Index
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korean Won
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MIB	— Milan, Italian Stock Exchange
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RON	— Romanian Leu
RUB	— Russian Ruble
S&P	— Standard & Poor’s

SEK	— Swedish Krona
SPI	— Australian Securities Exchange
STIBOR	— Stockholm Interbank Offered Rate
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
WTI	— West Texas Intermediate
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of October 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
**	— Non-deliverable forward. See Note 2.C.(2). in the Notes to Financial Statements.
(1)	— Notional value represents market value as of October 31, 2017 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	— Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	69

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$263,868,243
Investments in affiliates, at value	193,204,806
Restricted cash for OTC derivatives	680,000
Cash	2,572,093
Foreign currency, at value	3,098,333
Deposits at broker for futures contracts	11,059,000
Receivables:
Investment securities sold	1,101,499
Fund shares sold	101,000
Interest and dividends from non-affiliates	323,454
Dividends from affiliates	117,315
Tax reclaims	27,401
Variation margin on futures contracts	630,435
Unrealized appreciation on forward foreign currency exchange contracts	1,377,603
Outstanding swap contracts, at value	142,859
Due from counterparty for swap contracts	249,210

Total Assets	478,553,251

LIABILITIES:
Payables:
Investment securities purchased	920,133
Fund shares redeemed	109,495
Unrealized depreciation on forward foreign currency exchange contracts	1,543,596
Outstanding swap contracts, at value	177,997
Due to counterparty for swap contracts	2,293,406
Accrued liabilities:
Investment advisory fees	139,093
Administration fees	4,587
Distribution fees	8,319
Service fees	26,848
Custodian and accounting fees	68,376
Trustees’ and Chief Compliance Officer’s fees	56
Other	162,404

Total Liabilities	5,454,310

Net Assets	$473,098,941

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$468,842,236
Accumulated undistributed (distributions in excess of) net investment income	(10,668,795)
Accumulated net realized gains (losses)	589,109
Net unrealized appreciation (depreciation)	14,336,391

Total Net Assets	$473,098,941

Net Assets:
Class A	$37,842,572
Class C	336,344
Class I (formerly Select Class)	149,359,860
Class R6	285,560,165

Total	$473,098,941

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,526,849
Class C	22,911
Class I (formerly Select Class)	9,690,350
Class R6	18,671,538

Net Asset Value (a):
Class A — Redemption price per share	$14.98
Class C — Offering price per share (b)	14.68
Class I (formerly Select Class) — Offering and redemption price per share	15.41
Class R6 — Offering and redemption price per share	15.29
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.69

Cost of investments in non-affiliates	$248,153,141
Cost of investments in affiliates	193,204,806
Cost of foreign currency	3,003,123

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	71

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,112,055
Dividend income from affiliates	760,513
Interest income from non-affiliates	599,074
Interest income from affiliates	12,967
Foreign taxes withheld	(110,117)

Total investment income	5,374,492

EXPENSES:
Investment advisory fees	3,129,179
Administration fees	349,739
Distribution fees:
Class A	122,937
Class C	3,395
Service fees:
Class A	122,937
Class C	1,132
Class I (formerly Select Class)	124,735
Custodian and accounting fees	223,906
Interest expense to non-affiliates	453
Interest expense to affiliates	5,702
Professional fees	185,076
Trustees’ and Chief Compliance Officer’s fees	42,057
Printing and mailing costs	22,039
Registration and filing fees	81,770
Transfer agency fees (See Note 2.F.)	5,241
Sub-transfer agency fees (See Note 2.F.)	8,659
Other	12,256

Total expenses	4,441,213

Less fees waived	(1,513,068)
Less earnings credits	(734)
Less expense reimbursements	(67)

Net expenses	2,927,344

Net investment income (loss)	2,447,148

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,254,673
Futures	(8,579,384)
Foreign currency transactions	251,917
Forward foreign exchange currency contracts	923,827
Swaps	(13,184,188)

Net realized gain (loss)	(7,333,155)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	12,895,197
Futures	(2,384,722)
Foreign currency translations	128,520
Forward foreign exchange currency contracts	(1,271,767)
Swaps	(83,409)

Change in net unrealized appreciation/depreciation	9,283,819

Net realized/unrealized gains (losses)	1,950,664

Change in net assets resulting from operations	$4,397,812

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2017

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Systematic Alpha Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,447,148	$1,982,641
Net realized gain (loss)	(7,333,155)	(7,924,104)
Change in net unrealized appreciation/depreciation	9,283,819	4,956,512

Change in net assets resulting from operations	4,397,812	(984,951)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(988,643)
From net realized gains	(83,124)	—
Class C
From net investment income	—	(13,623)
From net realized gains	(1,193)	—
Class I (formerly Select Class)
From net investment income	(33,272)	—
From net realized gains	(83,117)	—
Class R6
From net investment income	(598,010)	(6,365,412)
From net realized gains	(482,836)	—

Total distributions to shareholders	(1,281,552)	(7,367,678)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	134,120,198	23,949,299

NET ASSETS:
Change in net assets	137,236,458	15,596,670
Beginning of period	335,862,483	320,265,813

End of period	$473,098,941	$335,862,483

Accumulated undistributed (distributions in excess of) net investment income	$(10,668,795)	$(6,080,342)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	73

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Systematic Alpha Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,952,328	$34,490,135
Distributions reinvested	83,124	988,643
Cost of shares redeemed	(38,464,433)	(39,177,739)

Change in net assets resulting from Class A capital transactions	$(5,428,981)	$(3,698,961)

Class C
Proceeds from shares issued	$311,362	$587,296
Distributions reinvested	1,193	13,623
Cost of shares redeemed	(748,831)	(269,858)

Change in net assets resulting from Class C capital transactions	$(436,276)	$331,061

Class I (formerly Select Class)
Proceeds from shares issued	$154,782,803	$39,913,331
Distributions reinvested	76,067	—
Cost of shares redeemed	(38,672,056)	(268,520,160)

Change in net assets resulting from Class I capital transactions	$116,186,814	$(228,606,829)

Class R6
Proceeds from shares issued	$32,746,928	$271,927,080
Distributions reinvested	1,080,846	6,365,412
Cost of shares redeemed	(10,029,133)	(22,368,464)

Change in net assets resulting from Class R6 capital transactions	$23,798,641	$255,924,028

Total change in net assets resulting from capital transactions	$134,120,198	$23,949,299

SHARE TRANSACTIONS:
Class A
Issued	2,184,437	2,319,369
Reinvested	5,508	66,219
Redeemed	(2,563,239)	(2,633,244)

Change in Class A Shares	(373,294)	(247,656)

Class C
Issued	21,044	39,656
Reinvested	80	922
Redeemed	(50,473)	(18,540)

Change in Class C Shares	(29,349)	22,038

Class I (formerly Select Class)
Issued	10,024,006	2,616,027
Reinvested	4,900	—
Redeemed	(2,501,526)	(17,537,819)

Change in Class I Shares	7,527,380	(14,921,792)

Class R6
Issued	2,134,447	17,544,824
Reinvested	70,226	420,437
Redeemed	(655,828)	(1,470,170)

Change in Class R6 Shares	1,548,845	16,495,091

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2017	J.P. MORGAN FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Systematic Alpha Fund
Class A
Year Ended October 31, 2017	$14.85	$0.04	(e)	$0.12	$0.16	$—		$(0.03)	$(0.03)
Year Ended October 31, 2016	15.27	0.03	(e)	(0.14)	(0.11)	(0.31	)(f)	—	(0.31)
Year Ended October 31, 2015	15.16	(0.01	)(e)	0.29	0.28	(0.15)		(0.02)	(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(e)(g)	0.79	0.68	(1.12)		—	(1.12)
February 12, 2013 (i) through October 31, 2013	15.00	0.03		0.57	0.60	—		—	—

Class C
Year Ended October 31, 2017	14.63	(0.04	)(e)	0.12	0.08	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.14	(0.04	)(e)	(0.14)	(0.18)	(0.33	)(f)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07	)(e)	0.27	0.20	(0.14)		(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(e)(g)	0.72	0.60	(1.05)		—	(1.05)
February 12, 2013 (i) through October 31, 2013	15.00	(0.02)		0.57	0.55	—		—	—

Class I (formerly Select Class)
Year Ended October 31, 2017	15.26	0.08	(e)	0.11	0.19	(0.01)		(0.03)	(0.04)
Year Ended October 31, 2016	15.33	0.06	(e)	(0.13)	(0.07)	—	(f)	—	—
Year Ended October 31, 2015	15.19	0.04	(e)	0.28	0.32	(0.16)		(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(e)(g)	0.76	0.71	(1.15)		—	(1.15)
February 12, 2013 (i) through October 31, 2013	15.00	0.06		0.57	0.63	—		—	—

Class R6
Year Ended October 31, 2017	15.13	0.12	(e)	0.11	0.23	(0.04)		(0.03)	(0.07)
Year Ended October 31, 2016	15.56	0.11	(e)	(0.15)	(0.04)	(0.39	)(f)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09	(e)	0.28	0.37	—		(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(e)(g)	0.73	0.74	(1.17)		—	(1.17)
February 12, 2013 (i) through October 31, 2013	15.00	0.07		0.57	0.64	—		—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Distributions of Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.98	1.07%	$37,842,572	1.19%		0.28%		1.60%		147%
14.85	(0.74)	43,075,837	1.18		0.18		1.66		151
15.27	1.87	48,072,671	1.16		(0.05)		1.69		164
15.16	4.68	61,579,047	1.24		(0.71	)(g)	1.66	(h)	113
15.60	4.00	52,013	1.30	(j)	0.28	(j)	6.93	(j)	112

14.68	0.53	336,344	1.70		(0.27)		2.25		147
14.63	(1.23)	764,511	1.69		(0.29)		2.26		151
15.14	1.34	457,517	1.62		(0.50)		2.26		164
15.10	4.16	53,974	1.77		(0.80	)(g)	5.85	(h)	113
15.55	3.67	51,827	1.80	(j)	(0.22	)(j)	7.43	(j)	112

15.41	1.24	149,359,860	0.94		0.50		1.38		147
15.26	(0.46)	33,006,202	0.94		0.42		1.40		151
15.33	2.11	261,973,042	0.90		0.24		1.35		164
15.19	4.91	131,267,018	1.00		(0.31	)(g)	2.97	(h)	113
15.63	4.20	10,264,916	1.05	(j)	0.54	(j)	6.68	(j)	112

15.29	1.48	285,560,165	0.69		0.77		1.10		147
15.13	(0.25)	259,015,933	0.69		0.70		1.12		151
15.56	2.44	9,762,583	0.64		0.59		1.10		164
15.21	5.08	54,788	0.88		0.09	(g)	4.84	(h)	113
15.64	4.27	52,144	0.95	(j)	0.63	(j)	6.44	(j)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Systematic Alpha Fund	Class A, Class C, Class I^ and Class R6	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$32,713,165	$990,826	$—	$33,703,991
Consumer Staples	14,474,459	2,464,168	—	16,938,627
Energy	11,388,508	494,305	—	11,882,813
Financials	14,476,451	—	—	14,476,451
Health Care	26,431,711	1,615,155	—	28,046,866
Industrials	28,355,314	1,663,895	—	30,019,209
Information Technology	44,429,377	1,527,117	—	45,956,494
Materials	17,096,490	3,437,561	—	20,534,051
Real Estate	677,369	541,460	—	1,218,829
Telecommunication Services	2,397,203	477,109	—	2,874,312
Utilities	14,566,464	—	—	14,566,464

Total Common Stocks	207,006,511	13,211,596	—	220,218,107

Convertible Preferred Stocks
Energy	1,295,653	—	—	1,295,653
Financials	1,197,905	—	—	1,197,905
Health Care	1,747,008	176,090	—	1,923,098
Industrials	1,203,681	—	—	1,203,681
Real Estate	374,113	—	—	374,113
Telecommunication Services	1,074,480	—	—	1,074,480
Utilities	1,795,497	—	—	1,795,497

Total Convertible Preferred Stocks	8,688,337	176,090	—	8,864,427

OCTOBER 31, 2017	J.P. MORGAN FUNDS	79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Convertible Bonds
Consumer Discretionary	$—	$2,158,292	$—		$2,158,292
Energy	—	1,255,507	—		1,255,507
Financials	—	2,660,132	—		2,660,132
Health Care	—	9,342,801	—		9,342,801
Industrials	—	824,270	—		824,270
Information Technology	—	16,184,204	—		16,184,204
Materials	—	614,646	—		614,646
Real Estate	—	753,397	—		753,397
Utilities	—	992,460	—		992,460

Total Convertible Bonds	—	34,785,709	—		34,785,709

Rights
Health Care	—	—	—	(a)	— (a)
Short-Term Investments
Investment Companies	193,204,806	—	—		193,204,806

Total Investments in Securities	$408,899,654	$48,173,395	$—		$457,073,049

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,377,603	$—		$1,377,603
Futures Contracts	2,317,834	207,395	—		2,525,229
Swaps	—	140,480	2,379		142,859

Total Appreciation in Other Financial Instruments	$2,317,834	$1,725,478	$2,379		$4,045,691

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,543,596)	$—		$(1,543,596)
Futures Contracts	(3,819,956)	(4,411)	—		(3,824,367)
Swaps	—	(177,997)	—		(177,997)

Total Depreciation in Other Financial Instruments	$(3,819,956)	$(1,726,004)	$—		$(5,545,960)

(a)	Value is Zero

Transfers between fair value levels are valued utilizing values as of beginning of the period.

There were no significant transfers among any levels during the year ended October 31, 2017

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets

80	J.P. MORGAN FUNDS	OCTOBER 31, 2017

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including total return swaps and total return basket swaps, to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted or received by the Fund is reported on the CSAL as Restricted cash.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Total Return Swaps

The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$634,527	$—	$—	$634,527
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	292,046	—	142,859	434,905
Foreign exchange contracts	Receivables	—	1,377,603	—	1,377,603
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	1,598,656	—	—	1,598,656

Total		$2,525,229	$1,377,603	$142,859	$4,045,691

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,386,954)	$—	$—	$(1,386,954)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,753,195)	—	(177,997)	(1,931,192)
Foreign exchange contracts	Payables	—	(1,543,596)	—	(1,543,596)
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	(684,218)	—	—	(684,218)

Total		$(3,824,367)	$(1,543,596)	$(177,997)	$(5,545,960)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2017

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2017:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, N.A.	$1,940	$(1,940)	$—	$—
Barclays Bank plc	305,440	(110,980)	—	194,460
Citibank, N.A.	22,713	(22,713)	—	—
Goldman Sachs International	116,839	(116,839)	—	—
HSBC Bank, N.A.	840,859	(644,616)	—	196,243
Royal Bank of Canada	15,634	(15,634)	—	—
Standard Chartered Bank	76,118	(2,006)	—	74,112
Union Bank of Switzerland AG	140,919	(6,023)	—	134,896

	$1,520,462	$(920,751)	$—	$599,711

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, N.A.	$171,974	$(1,940)	$—	$170,034
Barclays Bank plc	110,980	(110,980)	—	—
Citibank, N.A.	80,030	(22,713)	—	57,317
Deutsche Bank AG	15,364	—	—	15,364
Goldman Sachs International	198,274	(116,839)	—	81,435
HSBC Bank, N.A.	644,616	(644,616)	—	—
Merrill Lynch International	78,493	—	—	78,493
National Australia Bank Ltd.	10,935	—	—	10,935
Royal Bank of Canada	46,660	(15,634)	—	31,026
Standard Chartered Bank	2,006	(2,006)	—	—
TD Bank Financial Group	356,238	—	—	356,238
Union Bank of Switzerland AG	6,023	(6,023)	—	—

	$1,721,593	$(920,751)	$—	$800,842

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.

The following tables present the effect of derivatives on the CSOP for the year months ended October 31, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(875,116)	$—	$—	$(875,116)
Equity contracts	(5,116,494)	—	(13,184,188)	(18,300,682)
Foreign exchange contracts	—	923,827	—	923,827
Commodity contracts	(2,587,774)	—	—	(2,587,774)

Total	$(8,579,384)	$923,827	$(13,184,188)	$(20,839,745)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(225,720)	$—	$—	$(225,720)
Equity contracts	(2,755,680)	—	(83,409)	(2,839,089)
Foreign exchange contracts	—	(1,271,767)	—	(1,271,767)
Commodity contracts	596,678	—	—	596,678

Total	$(2,384,722)	$(1,271,767)	$(83,409)	$(3,739,898)

The Fund’s derivatives contracts held at October 31, 2017 are not accounted for as hedging instruments under GAAP.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Derivatives Volume

The table discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2017. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$25,810,407
Average Notional Balance Short	24,689,055
Ending Notional Balance Long	34,962,436
Ending Notional Balance Short	31,367,505

Equity
Average Notional Balance Long	$15,537,616
Average Notional Balance Short	53,435,264
Ending Notional Balance Long	11,536,205
Ending Notional Balance Short	69,457,063

Interest
Average Notional Balance Long	$128,266,103
Average Notional Balance Short	112,387,715
Ending Notional Balance Long	205,480,794
Ending Notional Balance Short	180,514,956

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$52,048,724
Average Settlement Value Sold	93,632,838
Ending Settlement Value Purchased	58,160,369
Ending Settlement Value Sold	79,858,881

Total Return Swaps:
Average Notional Balance Long	$48,548	(a)
Ending Notional Balance Long	48,548

Total Return Basket Swaps:
Average Notional Balance Long	$157,731,354
Average Notional Balance Short	203,002,910
Ending Notional Balance Long	197,366,920
Ending Notional Balance Short	256,230,680

(a)	For the period October 1, 2017 through October 31, 2017.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2017

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2017 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$920	$425	$1,790	$2,106	$5,241
Sub-transfer agency fees	6	259	8,394	—	8,659

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of October 31, 2017, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(3,011,204)	$(6,404,319)	$9,415,523

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investments in contingent payment debt securities, net operating losses, investment in the subsidiary and investments in swap contracts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, JPMDS retained the following:

Front-End Sales Charge	CDSC
$243	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.75%

The expense limitation agreement was in effect for the year ended October 31, 2017, and is in place until at least February 28, 2018.

For the year ended October 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$989,324	$300,576	$10,971	$1,300,871	$67

86	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2017 was $212,197.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended October 31, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$360,522,182	$344,310,857

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at October 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$446,970,997	$26,926,795	$15,904,459	$11,022,336

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in contingent payment debt securities, mark to market of future contracts and investment in the subsidiary.

The federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its subsidiary of $(3,987,694), which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Ordinary* Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,208,130	$73,422	$1,281,552

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

Ordinary* Income	Net Long-Term Capital Gains	Total Distributions Paid
$7,367,678	$—	$7,367,678

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	87

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$—	$15,049,022

The cumulative timing differences primarily consist of late year ordinary loss deferrals, mark to market of futures contracts, investments in contingent payment debt securities and straddle loss deferrals.

During the year ended October 31, 2017, the subsidiary had $1,640,195 of net losses for tax purposes. The subsidiary’s net losses for the current year are not available to offset its future losses.

Net late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2017, the Fund deferred to November 1, 2017 late year ordinary losses of $10,781,960.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2017, the Fund had affiliated omnibus accounts, which owned more than 10% of the Fund’s outstanding shares as follows:

Number of Non-affiliated Omnibus Accounts	% of the Fund
3	22.2%

88	J.P. MORGAN FUNDS	OCTOBER 31, 2017

In addition, as of October 31, 2017, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, 58.2% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of October 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Systematic Alpha Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Systematic Alpha Fund (a separate series of JPMorgan Trust I) and its subsidiary (the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

90	J.P. MORGAN FUNDS	OCTOBER 31, 2017

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

OCTOBER 31, 2017	J.P. MORGAN FUNDS	91

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017 and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$986.80	$5.96	1.19%
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class C
Actual	1,000.00	983.90	8.45	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class I (formerly Select Class)
Actual	1,000.00	987.20	4.66	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R6
Actual	1,000.00	989.00	3.46	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

94	J.P. MORGAN FUNDS	OCTOBER 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

96	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, and in the third and first quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees noted that the performance for Class I shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2016, and in the third and first quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the

Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the both the Peer Group and Universe. After considering all of the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

OCTOBER 31, 2017	J.P. MORGAN FUNDS	97

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

The Fund had 100.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2017.

Long Term Capital Gain

The Fund distributed $73,422, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2017.

Qualified Dividend Income (QDI)

The Fund had $1,208,130 or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2017.

98	J.P. MORGAN FUNDS	OCTOBER 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-SA-1017

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $1,465,997

2016 – $1,524,080

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $280,317

2016 – $298,597

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $372,639

2016 – $329,655

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 - $29.0 million

2016 - $29.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2017

By:	/s/ Matthew J. Plastina
Matthew J. Plastina
Acting Treasurer and Principal Financial Officer
December 29, 2017